EXHIBIT 99.10

MCMORAN OIL AND GAS LLC

PROVED, PROBABLE AND POSSIBLE RESERVES

Estimated

Future Reserves and Income

Attributable to Certain

Leasehold and Royalty Interests

SEC Parameters

Beginning

July 1, 2012

\s\ Edward J. Gibbon

Edward J. Gibbon, P.E.

TBPE License No. 52750

Senior Vice President

[SEAL]

RYDER SCOTT COMPANY, L.P.

TBPE Firm Registration No. F-1580

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

July 20, 2012

McMoRan Oil & Gas LLC

1615 Poydras Street

New Orleans, LA 70112

Gentlemen:

At your request, Ryder Scott Company (Ryder Scott) has prepared an estimate of the proved, probable and possible reserves, future production, and income attributable to certain leasehold and royalty interests of McMoRan Oil & Gas LLC (McMoRan) beginning July 1, 2012. The subject properties are located in the states of Louisiana and Mississippi and in the state and federal waters offshore Louisiana and Texas. The reserves and income data were estimated based on the definitions and disclosure guidelines of the United States Securities and Exchange Commission (SEC) contained in Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register (SEC regulations). Our third party study, completed on July 13, 2012, is presented herein.

The properties evaluated by Ryder Scott represent 100 percent of the total net proved, probable and possible liquid hydrocarbon reserves and 100 percent of the total net proved, probable and possible gas reserves of McMoRan beginning July 1, 2012.

The estimated reserves and future net income amounts presented in this report, beginning July 1, 2012 are related to hydrocarbon prices. The hydrocarbon prices used in the preparation of this report are based on the average prices during the 12-month period prior to the ending date of the period covered in this report, determined as the unweighted arithmetic averages of the prices in effect on the first-day-of-the-month for each month within such period, unless prices were defined by contractual arrangements, as required by the SEC regulations. Actual future prices may vary significantly from the prices required by SEC regulations; therefore, volumes of reserves actually recovered and the amounts of income actually received may differ significantly from the estimated quantities presented in this report. The results of this study are summarized below.

SEC PARAMETERS

Estimated Net Reserves and Income Data

Certain Leasehold and Royalty Interests of

McMoRan Oil & Gas LLC

Beginning July 1, 2012

	Proved
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves
Oil/Condensate – Barrels	2,670,928	7,803,495	977,096	11,451,519
Plant Products – Barrels	703,426	1,734,403	658,072	3,095,901
Gas – MMCF	33,962	82,131	28,095	144,188
Income Data
Future Gross Revenue	$430,495,131	$1,205,323,730	$221,652,686	$1,857,471,547
Deductions	319,449,381	426,478,148	124,904,068	870,831,597

Future Net Income (FNI)	$111,045,750	$778,845,582	$96,748,618	$986,639,950
Discounted FNI @ 10%	$121,946,351	$501,780,647	$45,073,680	$668,800,678

SUITE 600, 1015 4TH STREET, S.W.	CALGARY, ALBERTA T2R 1J4	TEL (403) 262-2799	FAX (403) 262-2790
621 17TH STREET, SUITE 1550	DENVER, COLORADO 80293-1501	TEL (303) 623-9147	FAX (303) 623-4258

McMoRan Oil & Gas LLC

July 20, 2012

	Probable
	Developed			Total
	Producing	Non-Producing	Undeveloped	Probable
Net Remaining Reserves
Oil/Condensate – Barrels	298,084	1,969,146	934,834	3,202,064
Plant Products – Barrels	103,850	380,104	449,720	933,674
Gas – MMCF	7,920	17,913	27,329	53,162
Income Data
Future Gross Revenue	$62,837,877	$289,701,508	$202,070,956	$554,610,341
Deductions	16,260,668	44,267,980	58,875,211	119,403,859

Future Net Income (FNI)	$46,577,209	$245,433,528	$143,195,745	$435,206,482
Discounted FNI @ 10%	$37,580,574	$92,138,801	$76,420,604	$206,139,979

	Possible
	Developed			Total
	Producing	Non-Producing	Undeveloped	Possible
Net Remaining Reserves
Oil/Condensate – Barrels	164,873	398,257	1,095,879	1,659,009
Plant Products – Barrels	62,184	320,399	978,990	1,361,573
Gas – MMCF	5,522	10,311	42,294	58,127
Income Data
Future Gross Revenue	$39,743,064	$93,027,149	$298,279,535	$431,049,748
Deductions	8,192,477	21,944,561	120,838,030	150,975,068

Future Net Income (FNI)	$31,550,587	$71,082,588	$177,441,505	$280,074,680
Discounted FNI @ 10%	$22,384,244	$52,721,523	$76,669,955	$151,775,722

Liquid hydrocarbons are expressed in standard 42 gallon barrels. All gas volumes are reported on an “as sold basis” expressed in millions of cubic feet (MMCF) at the official temperature and pressure bases of the areas in which the gas reserves are located.

The estimates of the reserves, future production, and income attributable to properties in this report were prepared using the economic software package PHDWin Petroleum Economic Evaluation Software, a copyrighted program of TRC Consultants L.C. The program was used at the request of McMoRan. Ryder Scott has found this program to be generally acceptable, but notes that certain summaries and calculations may vary due to rounding and may not exactly match the sum of the properties being summarized. Furthermore, one line economic summaries may vary slightly from the more detailed cash flow projections of the same properties, also due to rounding. The rounding differences are not material.

The future gross revenue is after the deduction of production taxes. The deductions incorporate the normal direct costs of operating the wells, ad valorem taxes, recompletion costs, development costs, and certain abandonment costs net of salvage. Certain gas, oil and condensate processing, handling and transportation fees are included as “other” costs. The future net income is before the deduction of state and federal income taxes and general administrative overhead, and has not been adjusted for outstanding loans that may exist nor does it include any adjustment for cash on hand or undistributed income.

Liquid hydrocarbon reserves account for approximately 75 percent and gas reserves account for the remaining 25 percent of total future gross revenue from proved reserves. Liquid hydrocarbon reserves account for approximately 69 percent and gas reserves account for the remaining 31 percent of total future gross revenue from probable reserves. Liquid hydrocarbon reserves account for approximately 57 percent and gas reserves account for the remaining 43 percent of total future gross revenue from possible reserves.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

The discounted future net income shown above was calculated using a discount rate of 10 percent per annum compounded monthly. Future net income was discounted at four other discount rates which were also compounded monthly. These results are shown in summary form as follows.

	Discounted Future Net Income Beginning July 1, 2012
Discount Rate Percent	Total Proved	Total Probable	Total Possible
8	$717,606,641	$235,522,197	$169,272,038
15	$567,933,965	$152,352,310	$117,031,072
20	$489,730,683	$116,986,227	$90,969,231
25	$427,759,136	$92,702,611	$70,677,551

The results shown above are presented for your information and should not be construed as our estimate of fair market value.

Reserves Included in This Report

The proved, probable and possible reserves included herein conform to the definitions as set forth in the Securities and Exchange Commission’s Regulations Part 210.4-10(a). An abridged version of the SEC reserves definitions from 210.4-10(a) entitled “Petroleum Reserves Definitions” is included as an attachment to this report.

The various reserve status categories are defined under the attachment entitled “Petroleum Reserves Definitions” in this report. The proved and possible developed non-producing reserves included herein consist of the shut-in and behind pipe categories. The probable developed non-producing reserves included herein consist of the behind pipe category.

No attempt was made to quantify or otherwise account for any accumulated gas production imbalances that may exist. In certain fields specified by McMoRan, the proved, probable and possible gas volumes included herein attribute gas consumed in operations as reserves, and the operating expenses of those properties were increased to offset the future revenues from the fuel gas reserves.

Reserves are “estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations.” All reserve estimates involve an assessment of the uncertainty relating the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At McMoRan’s request, this report addresses the proved, probable and possible reserves attributable to the properties evaluated herein.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward. If deterministic methods are used, the SEC has defined reasonable certainty for proved reserves as a “high degree of confidence that the quantities will be recovered.” Probable reserves are “those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.” Possible reserves are “those additional reserves which are less certain to be recovered than probable reserves” and thus the probability of achieving or exceeding the proved plus probable plus possible reserves is low.

The reserves included herein were estimated using deterministic methods and presented as incremental quantities. Under the deterministic incremental approach, discrete quantities of reserves are estimated and assigned separately as proved, probable or possible based on their individual level of uncertainty. Because of the differences in uncertainty, caution should be exercised when aggregating quantities of oil and gas from different reserves categories. Furthermore, the reserves and income quantities attributable to the different reserve categories that are included herein have not been adjusted to reflect these varying degrees of risk associated with them and thus are not comparable.

Reserve estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change. For proved reserves, the SEC states that “as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to the estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.” Moreover, estimates of proved, probable and possible reserves may be revised as a result of future operations, effects of regulation by governmental agencies or geopolitical or economic risks. Therefore, the proved, probable and possible reserves included in this report are estimates only and should not be construed as being exact quantities, and if recovered, the revenues therefrom, and the actual costs related thereto, could be more or less than the estimated amounts.

McMoRan’s operations may be subject to various levels of governmental controls and regulations. These controls and regulations may include, but may not be limited to, matters relating to land tenure and leasing, the legal rights to produce hydrocarbons, drilling and production practices, environmental protection, marketing and pricing policies, royalties, various taxes and levies including income tax and are subject to change from time to time. Such changes in governmental regulations and policies may cause volumes of proved, probable and possible reserves actually recovered and amounts of proved, probable and possible income actually received to differ significantly from the estimated quantities.

The estimates of reserves presented herein were based upon a detailed study of the properties in which McMoRan owns an interest; however, we have not made any field examination of the properties. No consideration was given in this report to potential environmental liabilities that may exist nor were any costs included for potential liabilities to restore and clean up damages, if any, caused by past operating practices.

Estimates of Reserves

The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions set forth by the Securities and Exchange Commission’s Regulations Part 210.4-10(a). The process of estimating the quantities of recoverable oil and gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into three broad categories or methods: (1) performance-based methods, (2) volumetric-based methods and (3) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves. Reserve evaluators must select the method or combination of methods which in their professional judgment is most appropriate given the nature and amount of reliable geoscience and engineering data available at the time of the estimate, the established or anticipated performance characteristics of the reservoir being evaluated and the stage of development or producing maturity of the property.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

In many cases, the analysis of the available geoscience and engineering data and the subsequent interpretation of this data may indicate a range of possible outcomes in an estimate, irrespective of the method selected by the evaluator. When a range in the quantity of reserves is identified, the evaluator must determine the uncertainty associated with the incremental quantities of the reserves. If the reserve quantities are estimated using the deterministic incremental approach, the uncertainty for each discrete incremental quantity of the reserves is addressed by the reserve category assigned by the evaluator. Therefore, it is the categorization of reserve quantities as proved, probable and/or possible that addresses the inherent uncertainty in the estimated quantities reported. For proved reserves, uncertainty is defined by the SEC as reasonable certainty wherein the “quantities actually recovered are much more likely than not to be achieved.” The SEC states that “probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.” The SEC states that “possible reserves are those additional reserves that are less certain to be recovered than probable reserves and the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves.” All quantities of reserves within the same reserve category must meet the SEC definitions as noted above.

Estimates of reserves quantities and their associated reserve categories may be revised in the future as additional geoscience or engineering data become available. Furthermore, estimates of reserves quantities and their associated reserve categories may also be revised due to other factors such as changes in economic conditions, results of future operations, effects of regulation by governmental agencies or geopolitical or economic risks as previously noted herein.

The proved, probable and possible reserves for the properties included herein were estimated by performance methods, the volumetric method, analogy, or a combination of methods. Approximately 45 percent of the proved, 25 percent of the probable and 15 percent of the possible producing reserves attributable to producing wells and/or reservoirs were estimated by performance methods. These performance methods include, but may not be limited to, decline curve analysis and material balance which utilized extrapolations of historical production and pressure data available through June 2012 in those cases where such data were considered to be definitive. The data utilized in this analysis were furnished to Ryder Scott by McMoRan or obtained from public data sources and were considered sufficient for the purpose thereof. The remaining 55 percent of the proved, 75 percent of the probable and 85 percent of the possible producing reserves were estimated by the volumetric method. This method was used where there were inadequate historical performance data to establish a definitive trend and where the use of production performance data as a basis for the reserve estimates was considered to be inappropriate.

All of the proved, probable and possible developed non-producing and undeveloped reserves included herein were estimated by the volumetric method. The volumetric analysis utilized pertinent well and seismic data furnished to Ryder Scott by McMoRan or which we have obtained from public data sources that were available through June 2012. The data utilized from the well and seismic data incorporated into our volumetric analysis were considered sufficient for the purpose thereof.

To estimate economically recoverable proved, probable and possible oil and gas reserves and related future net cash flows, we consider many factors and assumptions including, but not limited to, the use of reservoir parameters derived from geological, geophysical and engineering data which cannot be measured directly, economic criteria based on current costs and SEC pricing requirements, and forecasts of future production rates. Under the SEC regulations 210.4-10(a)(22)(v) and (26), proved, probable and possible reserves must be anticipated to be economically producible from a given date forward based on existing economic conditions including the prices and costs at which economic producibility from a reservoir is to be determined. While it may reasonably be anticipated that the future prices received for the sale of production and the operating costs and other costs relating to such production may increase or decrease from those under existing economic conditions, such changes were, in accordance with rules adopted by the SEC, omitted from consideration in making this evaluation.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

McMoRan has informed us that they have furnished us all of the material accounts, records, geological and engineering data, and reports and other data required for this investigation. In preparing our forecast of future proved, probable and possible production and income, we have relied upon data furnished by McMoRan with respect to property interests owned, production and well tests from examined wells, normal direct costs of operating the wells or leases, other costs such as transportation and/or processing fees, ad valorem and production taxes, recompletion and development costs, abandonment costs after salvage, product prices based on the SEC regulations, adjustments or differentials to product prices, geological structural and isochore maps, well logs, core analyses, and pressure measurements. Ryder Scott reviewed such factual data for its reasonableness; however, we have not conducted an independent verification of the data furnished by McMoRan. We consider the factual data used in this report appropriate and sufficient for the purpose of preparing the estimates of reserves and future net revenues herein.

In summary, we consider the assumptions, data, methods and analytical procedures used in this report appropriate for the purpose hereof, and we have used all such methods and procedures that we consider necessary and appropriate to prepare the estimates of reserves herein. The proved, probable and possible reserves included herein were determined in conformance with the United States Securities and Exchange Commission (SEC) Modernization of Oil and Gas Reporting; Final Rule, including all references to Regulation S-X and Regulation S-K, referred to herein collectively as the “SEC Regulations.” In our opinion, the proved, probable and possible reserves presented in this report comply with the definitions, guidelines and disclosure requirements as required by the SEC regulations.

Future Production Rates

For wells currently on production, our forecasts of future production rates are based on historical performance data. If no production decline trend has been established, future production rates were held constant, or adjusted for the effects of curtailment where appropriate, until a decline in ability to produce was anticipated. An estimated rate of decline was then applied to depletion of the reserves. If a decline trend has been established, this trend was used as the basis for estimating future production rates.

Test data and other related information were used to estimate the anticipated initial production rates for those wells or locations that are not currently producing. For reserves not yet on production, sales were estimated to commence at an anticipated date furnished by McMoRan. Wells or locations that are not currently producing may start producing earlier or later than anticipated in our estimates due to unforeseen factors causing a change in the timing to initiate production. Such factors may include delays due to weather, the availability of rigs, the sequence of drilling, completing and/or recompleting wells and/or constraints set by regulatory bodies.

The future production rates from wells currently on production or wells or locations that are not currently producing may be more or less than estimated because of changes including, but not limited to, reservoir performance, operating conditions related to surface facilities, compression and artificial lift, pipeline capacity and/or operating conditions, producing market demand and/or allowables or other constraints set by regulatory bodies.

Hydrocarbon Prices

The hydrocarbon prices used herein are based on SEC price parameters using the average prices during the 12-month period prior to the ending date of the period covered in this report, determined as the unweighted arithmetic averages of the prices in effect on the first-day-of-the-month for each month within such period, unless prices were defined by contractual arrangements.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

McMoRan furnished us with the above mentioned average prices in effect on July 1, 2012. These initial SEC hydrocarbon prices were determined using the 12-month average first-day-of-the-month benchmark prices appropriate to the geographic area where the hydrocarbons are sold. These benchmark prices are prior to the adjustments for differentials as described herein. The table below summarizes the “benchmark prices” and “price reference” used for the geographic area included in the report. In certain geographic areas, the price reference and benchmark prices may be defined by contractual arrangements.

The product prices which were actually used to determine the future gross revenue for each property reflect adjustments to the benchmark prices for gravity, quality, local conditions, and/or distance from market, referred to herein as “differentials.” The differentials used in the preparation of this report were furnished to us by McMoRan. The differentials furnished to us were accepted as factual data and reviewed by us for their reasonableness; however, we have not conducted an independent verification of the data used by McMoRan to determine these differentials.

In addition, the table below summarizes the net volume weighted benchmark prices adjusted for differentials and referred to herein as the “average realized prices.” The average realized prices shown in the table below were determined from the total future gross revenue before production taxes and the total net reserves by reserve category for the geographic area and presented in accordance with SEC disclosure requirements for each of the geographic areas included in the report.

Geographic Area	Product	Price Reference	Average Benchmark Prices	Average Proved Realized Prices	Average Probable Realized Prices	Average Possible Realized Prices
United States	Oil/Condensate	WTI Cushing	$95.67/Bbl	$107.97/Bbl	$106.00/Bbl	$106.61/Bbl
	Gas	Henry Hub	$3.15/MMBTU	$3.26/MCF	$3.25/MCF	$3.22/MCF

The effects of derivative instruments designated as price hedges of oil and gas quantities are not reflected in our individual property evaluations.

Costs

Operating costs for the leases and wells in this report are based on the operating expense reports of McMoRan and include only those costs directly applicable to the leases or wells. The operating costs include a portion of general and administrative costs allocated directly to the leases and wells. For operated properties, the operating costs include an appropriate level of corporate general administrative and overhead costs. The operating costs for non-operated properties include the COPAS overhead costs that are allocated directly to the leases and wells under terms of operating agreements. Other costs such as transportation and/or processing fees are included as deductions. The operating costs furnished to us were accepted as factual data and reviewed by us for their reasonableness; however, we have not conducted an independent verification of the operating cost data used by McMoRan. No deduction was made for loan repayments, interest expenses, or exploration and development prepayments that were not charged directly to the leases or wells.

Development costs were furnished to us by McMoRan and are based on authorizations for expenditure for the proposed work or actual costs for similar projects. The development costs furnished to us were accepted as factual data and reviewed by us for their reasonableness; however, we have not conducted an independent verification of these costs. The estimated net cost of abandonment after salvage was included for properties where abandonment costs net of salvage were significant. The estimates of the net abandonment costs furnished by McMoRan were accepted without independent verification.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

The proved, probable and possible developed non-producing and undeveloped reserves in this report have been incorporated herein in accordance with McMoRan’s plans to develop these reserves beginning July 1, 2012. The implementation of McMoRan’s development plans as presented to us and incorporated herein is subject to the approval process adopted by McMoRan’s management. As the result of our inquiries during the course of preparing this report, McMoRan has informed us that the development activities included herein have been subjected to and received the internal approvals required by McMoRan’s management at the appropriate local, regional and/or corporate level. In addition to the internal approvals as noted, certain development activities may still be subject to specific partner AFE processes, Joint Operating Agreement (JOA) requirements or other administrative approvals external to McMoRan. Where appropriate, McMoRan has provided written documentation supporting their commitment to proceed with the development activities as presented to us. Additionally, McMoRan has informed us that they are not aware of any legal, regulatory, political or economic obstacles that would significantly alter their plans.

Current costs used by McMoRan were held constant throughout the life of the properties.

Standards of Independence and Professional Qualification

Ryder Scott is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the world for over seventy years. Ryder Scott is employee-owned and maintains offices in Houston, Texas; Denver, Colorado; and Calgary, Alberta, Canada. We have over eighty engineers and geoscientists on our permanent staff. By virtue of the size of our firm and the large number of clients for which we provide services, no single client or job represents a material portion of our annual revenue. We do not serve as officers or directors of any publicly-traded oil and gas company and are separate and independent from the operating and investment decision-making process of our clients. This allows us to bring the highest level of independence and objectivity to each engagement for our services.

Ryder Scott actively participates in industry-related professional societies and organizes an annual public forum focused on the subject of reserves evaluations and SEC regulations. Many of our staff have authored or co-authored technical papers on the subject of reserves related topics. We encourage our staff to maintain and enhance their professional skills by actively participating in ongoing continuing education.

Prior to becoming an officer of the Company, Ryder Scott requires that staff engineers and geoscientists have received professional accreditation in the form of a registered or certified professional engineer’s license or a registered or certified professional geoscientist’s license, or the equivalent thereof, from an appropriate governmental authority or a recognized self-regulating professional organization.

We are independent petroleum engineers with respect to McMoRan. Neither we nor any of our employees have any interest in the subject properties and neither the employment to do this work nor the compensation is contingent on our estimates of reserves for the properties which were reviewed.

The results of this study, presented herein, are based on technical analysis conducted by teams of geoscientists and engineers from Ryder Scott. The professional qualifications of the undersigned, the technical person primarily responsible for overseeing the evaluation of the reserves information discussed in this report, are included as an attachment to this letter.

Terms of Usage

We have provided McMoRan with a digital version of the original signed copy of this report letter. In the event there are any differences between the digital version included in filings made by McMoRan and the original signed report letter, the original signed report letter shall control and supersede the digital version.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

McMoRan Oil & Gas LLC

July 20, 2012

This report was prepared for the exclusive use and sole benefit of McMoRan Oil & Gas LLC and may not be put to other use without our prior written consent for such use. The data and work papers used in the preparation of this report are available for examination by authorized parties in our offices. Please contact us if we can be of further service.

Very truly yours, RYDER SCOTT COMPANY, L.P. TBPE Firm Registration No. F-1580

\s\ Edward J. Gibbon

Edward J. Gibbon, P.E. TBPE License No. 52750 Senior Vice President

[SEAL]

EJG (FPR)/pl

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

Professional Qualifications of Primary Technical Person

The conclusions presented in this report are the result of technical analysis conducted by teams of geoscientists and engineers from Ryder Scott Company, L.P. Mr. Edward J. Gibbon was the primary technical person responsible for overseeing the estimate of the reserves, future production and income prepared by Ryder Scott.

Mr. Gibbon, an employee of Ryder Scott Company L.P. (Ryder Scott) since 2003, is a Senior Vice President and also serves as an Engineering Group Coordinator responsible for coordinating and supervising staff and consulting engineers of the company in ongoing reservoir evaluation studies throughout North America. Before joining Ryder Scott, Mr. Gibbon served in a number of engineering positions with Tenneco Oil Company, Pogo Producing Company, North Central Oil Corporation, Texas General Petroleum Corp., IDM Engineering, Inc., Tatham Offshore, Inc., and Harken Energy Corp. For more information regarding Mr. Gibbon’s geographic and job specific experience, please refer to the Ryder Scott Company website at http://www.ryderscott.com/Experience/Employees.php.

Mr. Gibbon earned a Bachelor of Science degree in Petroleum Engineering from the Colorado School of Mines in 1968 and is a Licensed Professional Engineer in the State of Texas and a licensed Professional Engineer in the State of Louisiana. He is also a member of the Society of Petroleum Evaluation Engineers, the Society of Petroleum Engineers, and the Society of Petrophysicists and Well Log Analysts.

In addition to gaining experience and competency through prior work experience, the Texas Board of Professional Engineers requires a minimum of fifteen hours of continuing education annually, including at least one hour in the area of professional ethics, which Mr. Gibbon fulfills. As part of his 2011 continuing education hours, Mr. Gibbon attended 5 hours of formalized training specifically relating to the definitions and disclosure guidelines contained in the United States Securities and Exchange Commission Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register. Mr. Gibbon attended an additional 4 hours of formalized in-house training as well as 13 hours of formalized external training during 2011 covering such topics deepwater well testing methods; reservoir engineering, geoscience and petroleum economics evaluation methods; supplies of North American shale gas and resource plays; and ethics for consultants.

Based on his educational background, professional training and more than 44 years of practical experience in the estimation and evaluation of petroleum reserves, Mr. Gibbon has attained the professional qualifications as a Reserves Estimator and Reserves Auditor set forth in Article III of the “Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information” promulgated by the Society of Petroleum Engineers as of February 19, 2007.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

PETROLEUM RESERVES DEFINITIONS

As Adapted From:

RULE 4-10(a) of REGULATION S-X PART 210

UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC)

PREAMBLE

On January 14, 2009, the United States Securities and Exchange Commission (SEC) published the “Modernization of Oil and Gas Reporting; Final Rule” in the Federal Register of National Archives and Records Administration (NARA). The “Modernization of Oil and Gas Reporting; Final Rule” includes revisions and additions to the definition section in Rule 4-10 of Regulation S-X, revisions and additions to the oil and gas reporting requirements in Regulation S-K, and amends and codifies Industry Guide 2 in Regulation S-K. The “Modernization of Oil and Gas Reporting; Final Rule”, including all references to Regulation S-X and Regulation S-K, shall be referred to herein collectively as the “SEC regulations”. The SEC regulations take effect for all filings made with the United States Securities and Exchange Commission as of December 31, 2009, or after January 1, 2010. Reference should be made to the full text under Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) for the complete definitions (direct passages excerpted in part or wholly from the aforementioned SEC document are denoted in italics herein).

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserve estimates involve an assessment of the uncertainty relating the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. Under the SEC regulations as of December 31, 2009, or after January 1, 2010, a company may optionally disclose estimated quantities of probable or possible oil and gas reserves in documents publicly filed with the SEC. The SEC regulations continue to prohibit disclosure of estimates of oil and gas resources other than reserves and any estimated values of such resources in any document publicly filed with the SEC unless such information is required to be disclosed in the document by foreign or state law as noted in §229.1202 Instruction to Item 1202.

Reserves estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, natural gas cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

Reserves may be attributed to either conventional or unconventional petroleum accumulations. Petroleum accumulations are considered as either conventional or unconventional based on the nature of their in-place characteristics, extraction method applied, or degree of processing prior to sale. Examples of unconventional petroleum accumulations include coalbed or coalseam methane (CBM/CSM), basin-centered gas, shale gas, gas hydrates, natural bitumen and oil shale deposits. These unconventional accumulations may require specialized extraction technology and/or significant processing prior to sale.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

PETROLEUM RESERVES DEFINITIONS

Reserves do not include quantities of petroleum being held in inventory.

Because of the differences in uncertainty, caution should be exercised when aggregating quantities of petroleum from different reserves categories.

RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X §210.4-10(a)(26) defines reserves as follows:

Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

PROVED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X §210.4-10(a)(22) defines proved oil and gas reserves as follows:

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

PETROLEUM RESERVES DEFINITIONS

PROVED RESERVES (SEC DEFINITIONS) CONTINUED

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

PROBABLE RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X §210.4-10(a)(18) defines probable oil and gas reserves as follows:

Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

PETROLEUM RESERVES DEFINITIONS

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv) See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

POSSIBLE RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X §210.4-10(a)(17) defines possible oil and gas reserves as follows:

Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

RESERVES STATUS DEFINITIONS AND GUIDELINES

As Adapted From:

RULE 4-10(a) of REGULATION S-X PART 210

UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC)

and

PETROLEUM RESOURCES MANAGEMENT SYSTEM (SPE-PRMS)

Sponsored and Approved by:

SOCIETY OF PETROLEUM ENGINEERS (SPE)

WORLD PETROLEUM COUNCIL (WPC)

AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS (AAPG)

SOCIETY OF PETROLEUM EVALUATION ENGINEERS (SPEE)

Reserves status categories define the development and producing status of wells and reservoirs. Reference should be made to Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) and the SPE-PRMS as the following reserves status definitions are based on excerpts from the original documents (direct passages excerpted from the aforementioned SEC and SPE-PRMS documents are denoted in italics herein).

DEVELOPED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X §210.4-10(a)(6) defines developed oil and gas reserves as follows:

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Developed Producing (SPE-PRMS Definitions)

While not a requirement for disclosure under the SEC regulations, developed oil and gas reserves may be further sub-classified according to the guidance contained in the SPE-PRMS as Producing or Non-Producing.

Developed Producing Reserves

Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.

Improved recovery reserves are considered producing only after the improved recovery project is in operation.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

RESERVES STATUS DEFINITIONS AND GUIDELINES

Developed Non-Producing

Developed Non-Producing Reserves include shut-in and behind-pipe reserves.

Shut-In

Shut-in Reserves are expected to be recovered from:

(1) completion intervals which are open at the time of the estimate, but which have not started producing;

(2) wells which were shut-in for market conditions or pipeline connections; or

(3) wells not capable of production for mechanical reasons.

Behind-Pipe

Behind-pipe Reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

UNDEVELOPED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X §210.4-10(a)(31) defines undeveloped oil and gas reserves as follows:

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

RYDER SCOTT COMPANY      PETROLEUM CONSULTANTS

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS

DISCUSSION

PETROLEUM RESERVES DEFINITIONS

TABLE NO.

PROPERTY RANKING	A
SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA	B
SUMMARY OF INITIAL BASIC DATA	C

GRAND SUMMARIES
TOTAL PROVED	1
PROVED PRODUCING	2
PROVED SHUT-IN	3
PROVED BEHIND PIPE	4
PROVED UNDEVELOPED	5
PROVED DEPLETED	6
TOTAL PROBABLE	7
PROBABLE PRODUCING	8
PROBABLE SHUT-IN	9
PROBABLE BEHIND PIPE	10
PROBABLE UNDEVELOPED	11
TOTAL POSSIBLE	12
POSSIBLE PRODUCING	13
POSSIBLE SHUT-IN	14
POSSIBLE BEHIND PIPE	15
POSSIBLE UNDEVELOPED	16

BAY BATISTE
FIELD SUMMARY - TOTAL PROVED	17
FIELD SUMMARY - PROVED PRODUCING	18
FIELD SUMMARY - PROVED BEHIND PIPE	19
FIELD SUMMARY - PROVED DEPLETED	20
SL 17376 #1 (24 SAND) - PROVED PRODUCING	21
SL 17378 #1 (26 B SAND) - PROVED BEHIND PIPE	22
SL 17378 #2 (ORIG SL 17376 #1) (26 A) - PROVED DEPLETED	23
SL 17378 #3 (28 SAND) - PROVED PRODUCING	24
SL 17378 #3 (27 SAND) - PROVED BEHIND PIPE	25
SL 17378 #4 (28 A SAND) - PROVED PRODUCING	26
P/F EXPENSES BAY BATISTE (FIXED&ABAND) - PROVED PRODUCING	27
P/F EXPENSES BAY BATISTE (FIXED&ABAND) - PROVED BEHIND PIPE	28

BAYOU CARLIN
FIELD SUMMARY - TOTAL PROVED	29
FIELD SUMMARY - PROVED PRODUCING	30
FIELD SUMMARY - PROVED BEHIND PIPE	31
FIELD SUMMARY - PROVED UNDEVELOPED	32

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MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

BAYOU CARLIN (CONT.)
FIELD SUMMARY - TOTAL PROBABLE	33
FIELD SUMMARY - PROBABLE PRODUCING	34
FIELD SUMMARY - PROBABLE UNDEVELOPED	35
FIELD SUMMARY - POSSIBLE UNDEVELOPED	36
PETERSON #1 (18,700’ SD) - PROVED PRODUCING	37
PETERSON #1 (18,700’ SD) - PROBABLE PRODUCING	38
PETERSON #1ST (18,700’ SD ATTIC) - PROVED UNDEVELOPED	39
PETERSON #1ST (18,700’ SD ATTIC) - PROBABLE UNDEVELOPED	40
PETERSON #1ST (18,700’ SD ATTIC) - POSSIBLE UNDEVELOPED	41
PETERSON #1ST (18,100’ SD ATTIC WEST) - PROBABLE UNDEVELOPED	42
WT LANDERS #1 (18,100’ SD WEST) - PROVED PRODUCING	43
WT LANDERS #1 (17,950’ SAND WEST) - PROVED BEHIND PIPE	44
WT LANDERS #1 (17,200’ SAND WEST) - PROVED BEHIND PIPE	45
WT LANDERS #1 ST (18100’ SAND ATTIC) - POSSIBLE UNDEVELOPED	46
P/F ABANDONMENT BAYOU CARLIN - PROVED PRODUCING	47
P/F ABANDONMENT BAYOU CARLIN - PROVED BEHIND PIPE	48
P/F ABANDONMENT BAYOU CARLIN - PROVED UNDEVELOPED	49

BLUEBERRY HILL
FIELD SUMMARY - PROVED DEPLETED	50
P/F ABANDONMENT BLUEBERRY HILL (ABAND) - PROVED DEPLETED	51

BRAZOS BLOCK 504
FIELD SUMMARY - TOTAL PROVED	52
FIELD SUMMARY - PROVED PRODUCING	53
FIELD SUMMARY - PROVED BEHIND PIPE	54
OCS 20616 #B-01(BIG 2-5) - PROVED PRODUCING	55
OCS 20616 #B-01(BIG 2-1) - PROVED BEHIND PIPE	56
P/F ABANDONMENTBA 504 (ABAND) - PROVED BEHIND PIPE	57

BRAZOS BLOCK A-21
FIELD SUMMARY - TOTAL PROVED	58
FIELD SUMMARY - PROVED PRODUCING	59
FIELD SUMMARY - PROVED BEHIND PIPE	60
FIELD SUMMARY - PROBABLE BEHIND PIPE	61
OCS 08120 #A-02 (TW-A2 (L3)) - PROVED PRODUCING	62
OCS 08120 #A-03 (MOPURPLE) - PROVED PRODUCING	63
OCS 08120 #A-03 (MOBROWN) - PROVED BEHIND PIPE	64
OCS 08120 #A-03 (MOBROWN) - PROBABLE BEHIND PIPE	65
OCS 08120 #A-03 (L8) - PROVED BEHIND PIPE	66
OCS 08120 #A-03 (L8) - PROBABLE BEHIND PIPE	67
OCS 08120 #A-03 (L6) - PROVED BEHIND PIPE	68
OCS 08120 #A-03 (L6) - PROBABLE BEHIND PIPE	69
P/F ABANDONMENT BA21(ABAND) - PROVED PRODUCING	70

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TABLE OF CONTENTS (CONT.)

TABLE NO.

BRAZOS BLOCK A-23
FIELD SUMMARY - PROVED UNDEVELOPED	71
FIELD SUMMARY - PROBABLE UNDEVELOPED	72
FIELD SUMMARY - POSSIBLE UNDEVELOPED	73
OCS 03938 #A-09 (X(Y)) - PROVED UNDEVELOPED	74
OCS 03938 #A-09 (X(Y)) - PROBABLE UNDEVELOPED	75
OCS 03938 #A-09 (X(Y)) - POSSIBLE UNDEVELOPED	76
OCS 03938 #A-09 (S) - PROVED UNDEVELOPED	77
OCS 03938 #A-09 (S) - PROBABLE UNDEVELOPED	78
OCS 03938 #A-09 (R2 SAND) - PROBABLE UNDEVELOPED	79

BRETON SOUND BLK 0033
FIELD SUMMARY - PROVED PRODUCING	80
FIELD SUMMARY - PROBABLE PRODUCING	81
FIELD SUMMARY - POSSIBLE PRODUCING	82
SL 17767 #1ST (AQUA) (TEX W7) - PROVED PRODUCING	83
SL 17767 #1ST (AQUA) (TEX W7) - PROBABLE PRODUCING	84
SL 17767 #1ST (AQUA) (TEX W7) - POSSIBLE PRODUCING	85

BRETON SOUND BLK 0034/0035
FIELD SUMMARY - PROVED PRODUCING	86
SL 14216 1(ZEUS) (TEX W7) - PROVED PRODUCING	87
P/F ABANDONMENT BS 0034/0035 (ABAND) - PROVED PRODUCING	88

BRETON SOUND BLK 0045
FIELD SUMMARY - PROVED PRODUCING	89
SL 17689 1(#3) (PERSEUS 2) (CIB CARST) - PROVED PRODUCING	90
P/F ABANDONMENT BS 0045 (ABAND) - PROVED PRODUCING	91

CLARA NORTH
FIELD SUMMARY - PROVED PRODUCING	92
CLAY 11-A (UPPER JURASSIC GAS) - PROVED PRODUCING	93
MOZINGO 1 (UPPER JURASSIC GAS) - PROVED PRODUCING	94

EAST CAMERON BLOCK 033
FIELD SUMMARY - PROVED PRODUCING	95
FIELD SUMMARY - TOTAL PROBABLE	96
FIELD SUMMARY - PROBABLE PRODUCING	97
FIELD SUMMARY - PROBABLE BEHIND PIPE	98
OCS 02127 #A-05 (KN-A11) - PROVED PRODUCING	99
OCS 02127 #A-05 (KN-A11) - PROBABLE PRODUCING	100
OCS 02127 #D-1ST (LE) - PROVED PRODUCING	101
OCS 02127 #D-1ST (LE) - PROBABLE PRODUCING	102
OCS 02127 #D-1ST (LA) - PROBABLE BEHIND PIPE	103
OCS 02127 #D-3 (IO A4) - PROVED PRODUCING	104
OCS 02127 #D-4 (LKRD4) - PROVED PRODUCING	105
P/F ABANDONMENT EC033 (ABAND) - PROVED PRODUCING	106

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TABLE OF CONTENTS (CONT.)

TABLE NO.

EAST CAMERON BLOCK 286
FIELD SUMMARY - PROVED DEPLETED	107
P/F ABANDONMENT EC 286 (ABAND) - PROVED DEPLETED	108

EAST CAMERON BLOCK 330
FIELD SUMMARY - PROVED PRODUCING	109
OCS 03540 #B-01ST (G-5) - PROVED PRODUCING	110
OCS 03540 #B-10 (G4 A) - PROVED PRODUCING	111
OCS 03540 #B-12ST (G-5) - PROVED PRODUCING	112
P/F ABANDONMENT EC 330 (ABAND) - PROVED PRODUCING	113

EAST CAMERON BLOCK 373 (GB 65)
FIELD SUMMARY - PROVED DEPLETED	114
OCS 14391#04 (4700) - PROVED DEPLETED	115

EUGENE ISLAND BLOCK 026
FIELD SUMMARY - PROVED DEPLETED	116
P/F ABANDONMENT EI 026 (ABAND) - PROVED DEPLETED	117

EUGENE ISLAND BLOCK 097/108
FIELD SUMMARY - PROVED DEPLETED	118
G-03811#7 (Q/R SAND) - PROVED DEPLETED	119
G-17964 #1 (F SAND) - PROVED DEPLETED	120

EUGENE ISLAND BLOCK 143
FIELD SUMMARY - PROVED PRODUCING	121
OCS 17973 #03 (CK-5/CK-4L) - PROVED PRODUCING	122
OCS 17973 #A-01(CK-3) - PROVED PRODUCING	123
P/F EXPENSES - EI 143 PV-PD (FIXED & ABAND) - PROVED PRODUCING	124

EUGENE ISLAND BLOCK 163
FIELD SUMMARY - PROVED PRODUCING	125
FIELD SUMMARY - PROBABLE PRODUCING	126
FIELD SUMMARY - POSSIBLE PRODUCING	127
OCS 17977 #01(BIG A-3) - PROVED PRODUCING	128
OCS 17977 #01(BIG A-3) - PROBABLE PRODUCING	129
OCS 17977 #01(BIG A-3) - POSSIBLE PRODUCING	130

EUGENE ISLAND BLOCK 172
FIELD SUMMARY - TOTAL PROVED	131
FIELD SUMMARY - PROVED PRODUCING	132
FIELD SUMMARY - PROVED BEHIND PIPE	133
OCS 05494 #A-06 (15 (V)) - PROVED PRODUCING	134
OCS 05494 #A-06 (U) - PROVED BEHIND PIPE	135

EUGENE ISLAND BLOCK 182
FIELD SUMMARY - TOTAL PROVED	136
FIELD SUMMARY - PROVED PRODUCING	137

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TABLE OF CONTENTS (CONT.)

TABLE NO.

EUGENE ISLAND BLOCK 182 (CONT.)
FIELD SUMMARY - PROVED SHUT-IN	138
FIELD SUMMARY - PROVED BEHIND PIPE	139
FIELD SUMMARY - PROBABLE BEHIND PIPE	140
FIELD SUMMARY - POSSIBLE BEHIND PIPE	141
OCS 04452 #A-07 (G-20 FBA) - PROVED SHUT-IN	142
OCS 04452 #A-07 (F-20 FBA) - PROVED BEHIND PIPE	143
OCS 04451#A-13 (F-20 UPR & LWR FBR2) - PROVED PRODUCING	144
OCS 04452 #A-16 (G-10 FBR2) - PROVED PRODUCING	145
OCS 04452 #A-18ST (G-20 FBA) - PROVED PRODUCING	146
OCS 04452 #K-01(BIG A-2) - PROVED PRODUCING	147
OCS 04452 #K-01(BIG A-1) - PROVED BEHIND PIPE	148
OCS 04452 #K-01(BIG A-1) - PROBABLE BEHIND PIPE	149
OCS 04452 #K-01(BIG A-1) - POSSIBLE BEHIND PIPE	150
P/F EXPENSES - EI 182 PVPD (FIXED & ABAND) - PROVED PRODUCING	151
P/F EXPENSES - EI 182 PVSI (FIXED & ABAND) - PROVED SHUT-IN	152
P/F EXPENSES - EI 182 PVBP (FIXED & ABAND) - PROVED BEHIND PIPE	153

EUGENE ISLAND BLOCK 202
FIELD SUMMARY - PROVED DEPLETED	154
P/F ABANDONMENT EI 198 (ABAND) - PROVED DEPLETED	155

EUGENE ISLAND BLOCK 208
FIELD SUMMARY - TOTAL PROVED	156
FIELD SUMMARY - PROVED PRODUCING	157
FIELD SUMMARY - PROVED SHUT-IN	158
193 G-00572 B-1 (LN (A6)) - PROVED SHUT-IN	159
215 G-00578 #12 (BUL 1 (AS-3)) - PROVED PRODUCING	160
215 G-00578 C-6ST4 (MC (B1)) - PROVED PRODUCING	161
215 G-00578 C-21(LN (A6)) - PROVED PRODUCING	162
P/F EXPENSES EI193/208/215 - PROVED PRODUCING	163

EUGENE ISLAND BLOCK 213
FIELD SUMMARY - PROVED DEPLETED	164
G-21639 A-1 (19800’ SAND) - PROVED DEPLETED	165

EUGENE ISLAND BLOCK 223
FIELD SUMMARY - PROVED DEPLETED	166
P/F ABANDONMENT EI 223 (ABAND) - PROVED DEPLETED	167

EUGENE ISLAND BLOCK 227
FIELD SUMMARY - TOTAL PROVED	168
FIELD SUMMARY - PROVED PRODUCING	169
FIELD SUMMARY - PROVED BEHIND PIPE	170
FIELD SUMMARY - PROVED DEPLETED	171
FIELD SUMMARY - POSSIBLE BEHIND PIPE	172
OCS 00809 #B-01(227) (VAL-10/10 UPR) - PROVED PRODUCING	173

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TABLE OF CONTENTS (CONT.)

TABLE NO.

EUGENE ISLAND BLOCK 227, LOUISIANA (CONT.)
OCS 00809 #B-01(227) (VAL-5/5A) - PROVED BEHIND PIPE	174
OCS 00809 #B-01(227) (VAL-5/5A) - POSSIBLE BEHIND PIPE	175
OCS 00809 #B-01(227) (VAL-1) - PROVED BEHIND PIPE	176
OCS 00809 #B-01(227) (VAL-1) - POSSIBLE BEHIND PIPE	177
OCS 00809 #B-02ST (227) (BUL 1 FB B2ST) - PROVED PRODUCING	178
OCS 00809 #B-03 (227) (LENTIC) - PROVED DEPLETED	179
OCS 00809 #C-01(227) (UP-1) - PROVED PRODUCING	180
P/F EXPENSES EI227 (FIXED & ABAND) - PROVED PRODUCING	181
P/F EXPENSES EI227 (FIXED & ABAND) - PROVED BEHIND PIPE	182
P/F EXPENSES EI227 (FIXED COSTS) - POSSIBLE BEHIND PIPE	183

EUGENE ISLAND BLOCK 251/262
FIELD SUMMARY - TOTAL PROVED	184
FIELD SUMMARY - PROVED PRODUCING	185
FIELD SUMMARY - PROVED BEHIND PIPE	186
FIELD SUMMARY - PROVED DEPLETED	187
FIELD SUMMARY - TOTAL PROBABLE	188
FIELD SUMMARY - PROBABLE PRODUCING	189
FIELD SUMMARY - PROBABLE BEHIND PIPE	190
FIELD SUMMARY - POSSIBLE PRODUCING	191
OCS 03331#A-10ST (A-20) - PROVED DEPLETED	192
OCS 03331#C-01(D-3A FBG) - PROVED PRODUCING	193
OCS 03331#C-01(D-3A FBG) - PROBABLE PRODUCING	194
OCS 03331#C-01(D-3A FBG) - POSSIBLE PRODUCING	195
OCS 03331#C-01(D-2A FBG) - PROVED BEHIND PIPE	196
OCS 03331#C-01(D-2A FBG) - PROBABLE BEHIND PIPE	197
OCS 03331#C-02 (D-3A FBG) - PROVED PRODUCING	198
OCS 03331#C-02 (D-3A FBG) - PROBABLE PRODUCING	199
OCS 03331#C-02 (D-3A FBG) - POSSIBLE PRODUCING	200
OCS 03331#C-02 (D-2A FBG) - PROVED BEHIND PIPE	201
OCS 03331#C-02 (D-2A FBG) - PROBABLE BEHIND PIPE	202
OCS 07736 #A-12 (D-3B FBB) - PROVED DEPLETED	203
OCS 07736 #A-12 (D-1) - PROVED PRODUCING	204
OCS 07736 #A-12 (D-1) - PROBABLE PRODUCING	205
OCS 07736 #A-12 (D-1) - POSSIBLE PRODUCING	206
P/F EXPENSES - EI 251/262 (FIXED COSTS) - PROVED PRODUCING	207
P/F EXPENSES - EI 251/262 (FIXED COSTS) - PROVED BEHIND PIPE	208
P/F EXPENSES - EI 251/262 (FIXED COSTS) - PROBABLE BEHIND PIPE	209

EUGENE ISLAND BLOCK 318
FIELD SUMMARY - TOTAL PROVED	210
FIELD SUMMARY - PROVED PRODUCING	211
FIELD SUMMARY - PROVED DEPLETED	212
OCS 27121#A-1 (#1) (10300’ AB FBA) - PROVED PRODUCING	213
OCS 27121#A-2 (#2) (10300’ A FBB) - PROVED DEPLETED	214

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

EUGENE ISLAND BLOCK 346
FIELD SUMMARY - TOTAL PROVED	215
FIELD SUMMARY - PROVED BEHIND PIPE	216
FIELD SUMMARY - PROVED DEPLETED	217
OCS 14482 #B-1 (#7) (12100’) - PROVED DEPLETED	218
OCS 14482 #B-1 (#7) (11650’) - PROVED BEHIND PIPE	219
OCS 14482 #B-3 (4900’) - PROVED DEPLETED	220

EWING BANK BLOCK 947
FIELD SUMMARY - PROVED DEPLETED	221
P/F ABANDONMENT EW 947 (ABAND) - PROVED DEPLETED	222

GARDEN BANKS BLOCK 0072
FIELD SUMMARY - TOTAL PROVED	223
FIELD SUMMARY - PROVED PRODUCING	224
FIELD SUMMARY - PROVED SHUT-IN	225
FIELD SUMMARY - PROVED BEHIND PIPE	226
OCS G13363 #A-01(5200 FBA (W/2)) - PROVED PRODUCING	227
OCS G13363 #A-02 (5200 FBB) - PROVED PRODUCING	228
OCS G13363 #A-03 (5200 FBA (W/2)) - PROVED PRODUCING	229
OCS G13363 #A-03 (4800 FBA) - PROVED BEHIND PIPE	230
OCS G13363 #A-04 (5600 FBD) - PROVED PRODUCING	231
OCS G13363 #A-04D (5200 FBD) - PROVED SHUT-IN	232
OCS G13363 #A-04 (5500 FBD) - PROVED BEHIND PIPE	233
OCS G13363 #A-05 (4900 FBA) - PROVED SHUT-IN	234
OCS G13363 #A-05D (4800 FBA) - PROVED SHUT-IN	235
P/F EXPENSES GB 72 (FIXED & ABAND) - PROVED PRODUCING	236
P/F EXPENSES GB 72 (FIXED & ABAND) - PROVED BEHIND PIPE	237

GARDEN BANKS BLOCK 0117
FIELD SUMMARY - TOTAL PROVED	238
FIELD SUMMARY - PROVED PRODUCING	239
FIELD SUMMARY - PROVED BEHIND PIPE	240
OCS G12631#1 (GLOB ALT A) - PROVED PRODUCING	241
OCS G12631#2 (GLOB ALT A) - PROVED PRODUCING	242
OCS G12631#2 (LENTIC) - PROVED BEHIND PIPE	243
P/F EXPENSES GB 117 (FIXED & ABAND) - PROVED PRODUCING	244
P/F EXPENSES GB 117 (FIXED & ABAND) - PROVED BEHIND PIPE	245

GARDEN BANKS BLOCK 161
FIELD SUMMARY - TOTAL PROVED	246
FIELD SUMMARY - PROVED PRODUCING	247
FIELD SUMMARY - PROVED BEHIND PIPE	248
FIELD SUMMARY - PROBABLE BEHIND PIPE	249
OCS 13367 #1ST (GA-60 FBA) - PROVED PRODUCING	250
OCS 13367 #1ST (GA-50/55 FBA) - PROVED BEHIND PIPE	251
OCS 13367 #1ST (GA-50/55 FBA) - PROBABLE BEHIND PIPE	252

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

GARDEN BANKS BLOCK 161, LOUISIANA (CONT.)
OCS 13367 #1ST (GM-10 FBA) - PROVED BEHIND PIPE	253
OCS 13367 #1ST (GM-10 FBA) - PROBABLE BEHIND PIPE	254
OCS 13367 #2 (GA-50/60 FBB) - PROVED PRODUCING	255
P/F EXPENSES GB 161(FIXED & ABAND) - PROVED PRODUCING	256
P/F EXPENSES GB 161(FIXED & ABAND) - PROVED BEHIND PIPE	257
P/F EXPENSES GB 161(FIXED COSTS) - PROBABLE BEHIND PIPE	258

GARDEN BANKS BLOCK 208
FIELD SUMMARY - PROVED DEPLETED	259
OCS 24462 #1ST1 (TRIM A) - PROVED DEPLETED	260

GARDEN BANKS BLOCK 625
FIELD SUMMARY - TOTAL PROVED	261
FIELD SUMMARY - PROVED PRODUCING	262
FIELD SUMMARY - PROVED UNDEVELOPED	263
FIELD SUMMARY - TOTAL PROBABLE	264
FIELD SUMMARY - PROBABLE PRODUCING	265
FIELD SUMMARY - PROBABLE UNDEVELOPED	266
FIELD SUMMARY - POSSIBLE UNDEVELOPED	267
G-15927 #2 ST5 (AMP 5.2 MAIN) - PROVED PRODUCING	268
G-15927 #2 ST5 (AMP 5.2 MAIN) - PROBABLE PRODUCING	269
G-15927 #2 ST5 (AMP 4.9 UPR & UPR STRAY) - PROVED UNDEVELOPED	270
G-15927 #2 ST4 REPLACEMENT (AMP 5.2 MAIN) - PROBABLE UNDEVELOPED	271
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR) - PROBABLE UNDEVELOPED	272
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR) - POSSIBLE UNDEVELOPED	273
P/F EXPENSES GB 625 (FIXED & ABAND) - PROVED PRODUCING	274
P/F EXPENSES GB 625 (FIXED & ABAND) - PROVED UNDEVELOPED	275
P/F EXPENSES GB 625 (FIXED COSTS) - PROBABLE PRODUCING	276
P/F EXPENSES GB 625 (FIXED COSTS) - PROBABLE UNDEVELOPED	277
P/F EXPENSES GB 625 (FIXED COSTS) - POSSIBLE UNDEVELOPED	278

GHEENS (MOUNTAINEER DEEP)
FIELD SUMMARY - TOTAL PROVED	279
FIELD SUMMARY - PROVED PRODUCING	280
FIELD SUMMARY - PROVED SHUT-IN	281
FIELD SUMMARY - PROVED BEHIND PIPE	282
FIELD SUMMARY - TOTAL PROBABLE	283
FIELD SUMMARY - PROBABLE PRODUCING	284
FIELD SUMMARY - PROBABLE SHUT-IN	285
FIELD SUMMARY - PROBABLE BEHIND PIPE	286
FIELD SUMMARY - POSSIBLE SHUT-IN	287
DM MINERALS #1 (UL-9 SAND (OIL RIM)) - PROVED PRODUCING	288
DM MINERALS #1 (UL-9 SAND (OIL RIM)) - PROBABLE PRODUCING	289
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL RIM)) - PROBABLE SHUT-IN	290
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL RIM)) - POSSIBLE SHUT-IN	291

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA (CONT.)
GHEENS #2 (UL-9 SAND (OIL RIM AND GAS CAP)) - PROVED SHUT-IN	292
GHEENS #2 (UL-9 SAND (GAS CAP)) - PROVED BEHIND PIPE	293
GHEENS #2 (UL-9 SAND (GAS CAP)) - PROBABLE BEHIND PIPE	294
GHEENS #3-ALT (UL-9 SAND (OIL RIM)) - PROVED PRODUCING	295
GHEENS #3-ALT (UL-9 SAND (OIL RIM AND GAS CAP)) - PROBABLE PRODUCING	296
GHEENS #3-ALT (UL-9 SAND (GAS CAP)) - PROVED BEHIND PIPE	297
GHEENS #3-ALT (UL-9 SAND (GAS CAP)) - PROBABLE BEHIND PIPE	298

GRAND ISLE 003
FIELD SUMMARY - PROVED DEPLETED	299
SL 18584 #01(LS LWR) - PROVED DEPLETED	300

GRAND ISLE BLOCK 076
FIELD SUMMARY - PROVED DEPLETED	301
P/F ABANDONMENT GI76 (ABAND) - PROVED DEPLETED	302

GRAND ISLE BLOCK 103
FIELD SUMMARY - PROVED DEPLETED	303
OCS 21125 #A-2(#3) (BLUE) - PROVED DEPLETED	304

HIGH ISLAND BLOCK A-283
FIELD SUMMARY - TOTAL PROVED	305
FIELD SUMMARY - PROVED PRODUCING	306
FIELD SUMMARY - PROVED BEHIND PIPE	307
OCS 02404 #A-1ST1 (L-9) - PROVED PRODUCING	308
OCS 02404 #A-2ST1 (L-8A) - PROVED PRODUCING	309
OCS 02404 #A-6 (L-10 (L-9)) - PROVED PRODUCING	310
OCS 02404 #A-7 (L-5 (L-6)) - PROVED PRODUCING	311
OCS 02404 #A-7 (L-1) - PROVED BEHIND PIPE	312
OCS 02404 #A-7 (AB-4) - PROVED BEHIND PIPE	313
OCS 02404 #A-7 (QP1-B) - PROVED BEHIND PIPE	314
P/F ABANDONMENT HI A-283 (ABAND) - PROVED PRODUCING	315

HIGH ISLAND BLOCK A-353/366
FIELD SUMMARY - TOTAL PROVED	316
FIELD SUMMARY - PROVED PRODUCING	317
FIELD SUMMARY - PROVED BEHIND PIPE	318
FIELD SUMMARY - PROVED DEPLETED	319
FIELD SUMMARY - TOTAL PROBABLE	320
FIELD SUMMARY - PROBABLE PRODUCING	321
FIELD SUMMARY - PROBABLE BEHIND PIPE	322
FIELD SUMMARY - POSSIBLE BEHIND PIPE	323
OCS 24425 #A-2 (353) (6900’ (PL 1-3)) - PROVED DEPLETED	324
OCS 24425 #A-2 (353) (6600’) - PROVED BEHIND PIPE	325
OCS 24425 #A-2 (353) (6600’) - PROBABLE BEHIND PIPE	326
OCS 24425 #A-2 (353) (6600’) - POSSIBLE BEHIND PIPE	327

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

HIGH ISLAND BLOCK A-353/366, TEXAS (CONT.)
OCS 24429 #A-1 (366) (7300’/7200’) - PROVED PRODUCING	328
OCS 24429 #A-1 (366) (7300’/7200’) - PROBABLE PRODUCING	329
OCS 24429 #A-1 (366) (7200’) - PROVED PRODUCING	330
OCS 24429 #A-1 (366) (7100’) - PROVED BEHIND PIPE	331
OCS 24429 #A-1 (366) (7100’) - PROBABLE BEHIND PIPE	332
OCS 24429 #A-1 (366) (6900’) - PROVED BEHIND PIPE	333
OCS 24429 #A-1 (366) (6900’) - PROBABLE BEHIND PIPE	334
P/F EXPENSES HI A-353/366 (FIXED & ABAND) - PROVED PRODUCING	335
P/F EXPENSES HI A-353/366 (FIXED & ABAND) - PROVED BEHIND PIPE	336
P/F EXPENSES HI A-353/366 (FIXED COSTS) - PROBABLE BEHIND PIPE	337

HIGH ISLAND BLOCK A-472
FIELD SUMMARY - TOTAL PROVED	338
FIELD SUMMARY - PROVED PRODUCING	339
FIELD SUMMARY - PROVED BEHIND PIPE	340
OCS 17182 #D-1 (G-15 FBA) - PROVED BEHIND PIPE	341
OCS 21354 #D-4 (G-20) - PROVED PRODUCING	342
P/F ABANDONMENT HI A-472 (ABAND) - PROVED PRODUCING	343

HIGH ISLAND BLOCK A-474/489/499
FIELD SUMMARY - TOTAL PROVED	344
FIELD SUMMARY - PROVED PRODUCING	345
FIELD SUMMARY - PROVED BEHIND PIPE	346
FIELD SUMMARY - PROVED UNDEVELOPED	347
FIELD SUMMARY - PROVED DEPLETED	348
OCS 02366 #A-01(474) (E-15) - PROVED PRODUCING	349
OCS 02366 #A-02 (474) (G18FBE15) - PROVED PRODUCING	350
OCS 02366 #A-10 (474) (G-21) - PROVED PRODUCING	351
OCS 02366 #A-12ST (474) (G-8) - PROVED PRODUCING	352
OCS 02366 LOC #A-12ST2 (474) (G-10) - PROVED UNDEVELOPED	353
OCS 02366 #A-13ST2 (474) (E-19) - PROVED PRODUCING	354
OCS 02366 #A-18 (475) (B-13) - PROVED DEPLETED	355
OCS 02372 #B-02A (489) (G-18) - PROVED PRODUCING	356
OCS 02372 #B-05ST (489) (G-18) - PROVED PRODUCING	357
OCS 02372 LOC #B-05ST2 (489) (G-23) - PROVED UNDEVELOPED	358
OCS 02372 #B-013 (489) (G-15 SAND) - PROVED PRODUCING	359
OCS 02372 #B-18ST1 (489) (G-23) - PROVED PRODUCING	360
OCS 02372 #B-18ST1 (489) (G-18) - PROVED BEHIND PIPE	361
OCS 02372 #B-18ST1 (489) (G-17) - PROVED BEHIND PIPE	362
OCS 02372 #B-18ST1 (489) (G-15/14) - PROVED BEHIND PIPE	363
OCS 02372 #B-21ST2 (489) (F-8) - PROVED PRODUCING	364
OCS 02372 #B-29 (489) (G-23) - PROVED PRODUCING	365
OCS 02372 #B-07 (489) (G-15 FBE5) - PROVED PRODUCING	366
OCS 02372 #B-15B (489) (G-18 FBE6) - PROVED PRODUCING	367
P/F ABANDONMENT HI A-474 (ABAND) - PROVED PRODUCING	368

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

HIGH ISLAND BLOCK A-474/489/499, TEXAS (CONT.)
P/F ABANDONMENT HI A-474 (ABAND) - PROVED BEHIND PIPE	369
P/F ABANDONMENT HI A-474 (ABAND) - PROVED UNDEVELOPED	370

HIGH ISLAND BLOCK A-521
FIELD SUMMARY - TOTAL PROVED	371
FIELD SUMMARY - PROVED PRODUCING	372
FIELD SUMMARY - PROVED BEHIND PIPE	373
OCS 17190 #B-1-D (ANG B-1 FBA/B) - PROVED PRODUCING	374
OCS 17190 #B-2 (ANG B-1 FBC) - PROVED PRODUCING	375
OCS 17190 #B-3 (ANG B-4 FBA) - PROVED PRODUCING	376
OCS 17190 #B-3 (ANG B-3 FBA) - PROVED BEHIND PIPE	377
P/F ABANDONMENT- HI 521(ABAND) - PROVED PRODUCING	378
P/F ABANDONMENT- HI 521(ABAND) - PROVED BEHIND PIPE	379

HIGH ISLAND BLOCK A-537
FIELD SUMMARY - TOTAL PROVED	380
FIELD SUMMARY - PROVED PRODUCING	381
FIELD SUMMARY - PROVED BEHIND PIPE	382
FIELD SUMMARY - PROVED DEPLETED	383
OCS 02696 #A-12 (531) (TP-2) - PROVED PRODUCING	384
OCS 02696 #A-16 (531) (6600’) - PROVED PRODUCING	385
OCS 02696 #A-17 (531) (TP-3) - PROVED PRODUCING	386
OCS 02696 #A-17 (531) (VAL H) - PROVED BEHIND PIPE	387
OCS 02696 #A-18ST (531) (TP-3) - PROVED PRODUCING	388
OCS 02697 #A-02 (536) (TP-1,2) - PROVED PRODUCING	389
OCS 02697 #C-03 (536) (TP-1) - PROVED DEPLETED	390
OCS 02698 #B-02 (537) (BN-3) - PROVED PRODUCING	391
OCS 02698 #B-16 (537) (TP-4) - PROVED PRODUCING	392
OCS 02698 #B-16 (537) (TP-6) - PROVED BEHIND PIPE	393
P&A EXPENSES- HI 537 (ABAND COSTS) - PROVED PRODUCING	394

HIGH ISLAND BLOCK A-561
FIELD SUMMARY - PROVED SHUT-IN	395
OCS 02712 #A-06ST (L-1B) - PROVED SHUT-IN	396
OCS 02712 #A-07ST (B-4/B-3) - PROVED SHUT-IN	397
OCS 02712 #A-16 (L-8) - PROVED SHUT-IN	398
P&A EXPENSES - HI 561(ABANDONMENT) - PROVED SHUT-IN	399

HIGH ISLAND BLOCK A-571
FIELD SUMMARY - PROVED PRODUCING	400
OCS G02391#A-11(P1 S7) - PROVED PRODUCING	401
OCS G02391#A-16ST2 (P-1 SAND) - PROVED PRODUCING	402
OCS G02391#A-17 (P-1) - PROVED PRODUCING	403
P/F EXPENSES HI571(FIXED & ABAND) - PROVED PRODUCING	404

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

LAC BLANC (LONG POINT)
FIELD SUMMARY - TOTAL PROVED	405
FIELD SUMMARY - PROVED PRODUCING	406
FIELD SUMMARY - PROVED BEHIND PIPE	407
FIELD SUMMARY - PROBABLE BEHIND PIPE	408
SL 18090 #1 (18700’ FB1) - PROVED PRODUCING	409
SL 18090 #2 (18700’ FB2) - PROVED PRODUCING	410
SL 18090 #2 (18100’ FB2) - PROVED BEHIND PIPE	411
SL 18090 #2 (18100’ FB2) - PROBABLE BEHIND PIPE	412
P/F EXPENSES LONG POINT - PROVED PRODUCING	413
P/F EXPENSES LONG POINT - PROVED BEHIND PIPE	414
P/F EXPENSES LONG POINT - PROBABLE BEHIND PIPE	415

LAKE LERY WEST
FIELD SUMMARY - PROVED PRODUCING	416
DELACROIX 48 #1 (SAINT) (CIB OP) - PROVED PRODUCING	417
EVANS #1 (SAINT) ( CIB O) - PROVED PRODUCING	418
LAKE LERY WEST ABAN COSTS - PROVED PRODUCING	419

MAIN PASS BLOCK 138
FIELD SUMMARY - TOTAL PROVED	420
FIELD SUMMARY - PROVED PRODUCING	421
FIELD SUMMARY - PROVED BEHIND PIPE	422
FIELD SUMMARY - PROVED DEPLETED	423
FIELD SUMMARY - TOTAL PROBABLE	424
FIELD SUMMARY - PROBABLE PRODUCING	425
FIELD SUMMARY - PROBABLE BEHIND PIPE	426
FIELD SUMMARY - POSSIBLE PRODUCING	427
OCS 16500 #G-1 (M-3A FBA2ST2) - PROVED PRODUCING	428
OCS 16500 #G-1 (M-2 FBA2ST2) - PROVED BEHIND PIPE	429
OCS 16500 #G-1 (M-2 FBA2ST2) - PROBABLE BEHIND PIPE	430
OCS 16500 #G-2 (M-9) - PROVED PRODUCING	431
OCS 16500 #G-2 (M-9) - PROBABLE PRODUCING	432
OCS 16500 #G-2 (M-9) - POSSIBLE PRODUCING	433
OCS 16500 #G-2 (M-8) - PROVED BEHIND PIPE	434
OCS 16500 #G-2 (M-13) - PROVED BEHIND PIPE	435
OCS 16500 #G-2 (M-7) - PROVED BEHIND PIPE	436
OCS 16500 #G-3 (M-4 FB6) - PROVED DEPLETED	437
OCS 16500 #G-3 (M-3A FB6) - PROVED PRODUCING	438
OCS 16500 #G-3 (M-2B FB6) - PROVED BEHIND PIPE	439
OCS 16500 #G-4 (M-9 FBB) - PROVED PRODUCING	440
P/F EXPENSES - MP 138 G (FIXED & ABAND) - PROVED PRODUCING	441
P/F EXPENSES - MP 138 G (FIXED & ABAND) - PROVED BEHIND PIPE	442
P/F EXPENSES - MP 138 G (FIXED & ABAND) - PROBABLE BEHIND PIPE	443

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

MAIN PASS BLOCK 255
FIELD SUMMARY - PROVED PRODUCING	444
OCS 07825 #A-5 (7900) - PROVED PRODUCING	445
OCS 07825 #A-6 (7750) - PROVED PRODUCING	446
P/F EXPENSES - MP 255 (FIXED & ABAND) - PROVED PRODUCING	447

MAIN PASS BLOCK 259 (PABST)
FIELD SUMMARY - TOTAL PROVED	448
FIELD SUMMARY - PROVED PRODUCING	449
FIELD SUMMARY - PROVED BEHIND PIPE	450
FIELD SUMMARY - PROVED DEPLETED	451
OCS 07827 #A-01(MP 259) (10,000’ FB N) - PROVED DEPLETED	452
OCS 07827 #A-02 (MP 259) (10,300’ FB SW) - PROVED PRODUCING	453
OCS 07827 #A-03 (MP 259) (10,000’ FB N) - PROVED PRODUCING	454
OCS 07827 #A-04 (MP 259) (10,300’ FB NW) - PROVED PRODUCING	455
OCS 07827 #A-07 (MP 259) (TEX-W6 FBSW) - PROVED DEPLETED	456
OCS 07827 #A-07 (MP 259) (TEX-W5 FBSW) - PROVED BEHIND PIPE	457
OCS 07827 #A-07 (MP 259) (TEX-W4 FBSW) - PROVED BEHIND PIPE	458
P/F EXPENSES - MP 259 (FIXED COSTS) - PROVED PRODUCING	459
P/F EXPENSES - MP 259 (FIXED COSTS) - PROVED BEHIND PIPE	460

MAIN PASS BLOCK 264
FIELD SUMMARY - TOTAL PROVED	461
FIELD SUMMARY - PROVED PRODUCING	462
FIELD SUMMARY - PROVED BEHIND PIPE	463
OCS 14585 #A-2 (11500’) - PROVED PRODUCING	464
OCS 14585 #A-2 (11400’) - PROVED BEHIND PIPE	465
OCS 14585 #A-3 (10700’) - PROVED BEHIND PIPE	466
OCS 14585 #A-3 (10550’) - PROVED BEHIND PIPE	467
P/F EXPENSES - MP 264 (FIXED & ABAND) - PROVED PRODUCING	468
P/F EXPENSES - MP 264 (FIXED & ABAND) - PROVED BEHIND PIPE	469

MAIN PASS BLOCK 275
FIELD SUMMARY - TOTAL PROVED	470
FIELD SUMMARY - PROVED PRODUCING	471
FIELD SUMMARY - PROVED BEHIND PIPE	472
FIELD SUMMARY - TOTAL PROBABLE	473
FIELD SUMMARY - PROBABLE PRODUCING	474
FIELD SUMMARY - PROBABLE BEHIND PIPE	475
FIELD SUMMARY - POSSIBLE PRODUCING	476
OCS 15395 #A-3 (10800’) - PROVED PRODUCING	477
OCS 15395 #A-3 (10800’) - PROBABLE PRODUCING	478
OCS 15395 #A-3 (10800’) - POSSIBLE PRODUCING	479
OCS 15395 #A-3 (10600’) - PROVED BEHIND PIPE	480
OCS 15395 #A-3 (10600’) - PROBABLE BEHIND PIPE	481
P/F ABANDONMENT - MP 275 (ABAND) - PROVED PRODUCING	482

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

MAIN PASS BLOCK 275, LOUISIANA (CONT.)
P/F ABANDONMENT - MP 275 (ABAND) - PROVED BEHIND PIPE	483

MISSISSIPPI CANYON BLOCK 357
FIELD SUMMARY - TOTAL PROVED	484
FIELD SUMMARY - PROVED PRODUCING	485
FIELD SUMMARY - PROVED UNDEVELOPED	486
OCS 10988 #2 S/T (BUL 1 V-1) - PROVED PRODUCING	487
OCS 10988 #2 S/T (Q) - PROVED UNDEVELOPED	488

MOBILE BLOCK 863
FIELD SUMMARY - PROVED DEPLETED	489
OCS 05748 #3 (NORPHLET) - PROVED DEPLETED	490

MOUND POINT
FIELD SUMMARY - PROVED PRODUCING	491
MOUND POINT SL 340 ABANDONMENT - PROVED PRODUCING	492

MUSTANG ISLAND BLOCK 782
FIELD SUMMARY - TOTAL PROVED	493
FIELD SUMMARY - PROVED PRODUCING	494
FIELD SUMMARY - PROVED DEPLETED	495
FIELD SUMMARY - PROBABLE PRODUCING	496
OCS 10147 #A-01(4150’ STRINGERS) - PROVED DEPLETED	497
OCS 10147 #A-02 (AMPH B) - PROVED PRODUCING	498
OCS 10147 #A-02 (AMPH B) - PROBABLE PRODUCING	499

MYETTE PT NW
FIELD SUMMARY - PROVED PRODUCING	500
SL 14519 #1 (L-1 B) - PROVED PRODUCING	501
SL 14520 #2 (L 1 B) - PROVED PRODUCING	502
SL 14914 #3 (L-2B / PLAN 6) - PROVED PRODUCING	503
MYETTE PT NW FIXED & ABAN COSTS (FIXED & ABAND) - PROVED PRODUCING	504

NORTH PADRE ISLAND BLOCK 883L/899L
FIELD SUMMARY - TOTAL PROVED	505
FIELD SUMMARY - PROVED PRODUCING	506
FIELD SUMMARY - PROVED BEHIND PIPE	507
FIELD SUMMARY - PROVED DEPLETED	508
FIELD SUMMARY - PROBABLE BEHIND PIPE	509
FIELD SUMMARY - POSSIBLE BEHIND PIPE	510
SL 96146 #3L (MARG TEX 1A) - PROVED PRODUCING	511
SL 96146 #3L (MARG TEX 1B) - PROVED BEHIND PIPE	512
SL 96146 #3L (MARG TEX 1B) - PROBABLE BEHIND PIPE	513
SL 96146 #3L (MARG TEX 1B) - POSSIBLE BEHIND PIPE	514
SL 96146 #3U (TOP FRIO) - PROVED DEPLETED	515
SL 96146 #A-1 (TOP FRIO) - PROVED PRODUCING	516
SL 96146 #A-2 (MARG TEX 1A) - PROVED PRODUCING	517

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

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TABLE OF CONTENTS (CONT.)

TABLE NO.

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS (CONT.)
P/F EXPENSES - NPI 883 (FIXED COSTS) - PROVED PRODUCING	518
P/F EXPENSES - NPI 883 (FIXED COSTS) - PROVED BEHIND PIPE	519
P/F EXPENSES - NPI883 (FIXED COSTS) - PROBABLE BEHIND PIPE	520
P/F EXPENSES - NPI 883 (FIXED COSTS) - POSSIBLE BEHIND PIPE	521

NORTH PADRE ISLAND BLOCK A-009
FIELD SUMMARY - TOTAL PROVED	522
FIELD SUMMARY - PROVED PRODUCING	523
FIELD SUMMARY - PROVED BEHIND PIPE	524
FIELD SUMMARY - PROVED DEPLETED	525
FIELD SUMMARY - PROBABLE BEHIND PIPE	526
OCS 18863 #A-01(B1 SAND) - PROVED PRODUCING	527
OCS 18863 #A-01(B6 SAND) - PROVED BEHIND PIPE	528
OCS 18863 #A-01(B6 SAND) - PROBABLE BEHIND PIPE	529
OCS 18863 #A-02 (TEX-L3) - PROVED DEPLETED	530
OCS 18863 #A-02 (TEX L-2) - PROVED PRODUCING	531
OCS 18863 #A-02 (TEX L-1) - PROVED BEHIND PIPE	532
OCS 23132 #B-01(DISC 2) - PROVED PRODUCING	533
P/F EXPENSES- NPI A-09 (FIXED & ABAND) - PROVED PRODUCING	534
P/F EXPENSES- NPI A-09 (FIXED COSTS) - PROBABLE BEHIND PIPE	535

OUTSIDE ISLAND (LIBERTY CANAL)
FIELD SUMMARY - PROVED PRODUCING	536
FIELD SUMMARY - PROBABLE UNDEVELOPED	537
FIELD SUMMARY - POSSIBLE UNDEVELOPED	538
JASON GUIDRY 28 #1 (TRAHAN A FB A) - PROVED PRODUCING	539
JASON GUIDRY 28 #1ST (TRAHAN B FB B) - PROBABLE UNDEVELOPED	540
JASON GUIDRY 28 #1ST (TRAHAN A FB B) - PROBABLE UNDEVELOPED	541
JASON GUIDRY 28 #1ST (TRAHAN A FB B) - POSSIBLE UNDEVELOPED	542

OUTSIDE ISLAND (ZIGLER CANAL)
FIELD SUMMARY - PROVED SHUT-IN	543
VPSB #1 ST2 (ZIGLER CANAL) (13400’ SAND) - PROVED SHUT-IN	544

RICEVILLE
FIELD SUMMARY - PROVED PRODUCING	545
BAKER 1 STK 3 (MIOGYP RA SUA 402) - PROVED PRODUCING	546

ROANOKE E
FIELD SUMMARY - PROVED PRODUCING	547
FIELD SUMMARY - PROBABLE PRODUCING	548
FIELD SUMMARY - POSSIBLE PRODUCING	549
HBY RA SUB BRIESKE 1 1453 - PROVED PRODUCING	550
HBY RA SUJ SIMON 1 1455 (HACKBERRY) - PROVED PRODUCING	551
HBY RA SUJ SIMON 1 1455 (HACKBERRY) - PROBABLE PRODUCING	552
HBY RA SUJ SIMON 1 1455 (HACKBERRY) - POSSIBLE PRODUCING	553

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SHIP SHOAL BLOCK 058
FIELD SUMMARY - TOTAL PROVED	554
FIELD SUMMARY - PROVED PRODUCING	555
FIELD SUMMARY - PROVED BEHIND PIPE	556
FIELD SUMMARY - PROBABLE PRODUCING	557
OCS 07746 #A-1 (9000’) - PROVED BEHIND PIPE	558
OCS 07746 #A-2 (9500’/9800’) - PROVED PRODUCING	559
OCS 07746 #A-2 (9500’/9800’) - PROBABLE PRODUCING	560

SHIP SHOAL BLOCK 069
FIELD SUMMARY - TOTAL PROVED	561
FIELD SUMMARY - PROVED PRODUCING	562
FIELD SUMMARY - PROVED BEHIND PIPE	563
FIELD SUMMARY - PROVED DEPLETED	564
FIELD SUMMARY - PROBABLE BEHIND PIPE	565
OCS 03577 #03 (11200’ UPR) - PROVED PRODUCING	566
OCS 03577 #04 (11850’) - PROVED PRODUCING	567
OCS 03577 #04 (11200’ LWR) - PROVED BEHIND PIPE	568
OCS 03577 #04 (11200’ LWR) - PROBABLE BEHIND PIPE	569
OCS 03577 #04 (11200’ UPR) - PROVED BEHIND PIPE	570
OCS 03577 #06ST (11500’) - PROVED PRODUCING	571
OCS 03577 #06ST (11400’) - PROVED BEHIND PIPE	572
OCS 03577 #06ST (11200’ LWR) - PROVED BEHIND PIPE	573
OCS 03577 #16 (12500/12600) - PROVED PRODUCING	574
OCS 03577 #16 (11800’) - PROVED BEHIND PIPE	575
OCS 03577 #16 (10650’ SOUTH) - PROVED BEHIND PIPE	576
OCS 06736 #02ST (11500) - PROVED PRODUCING	577
OCS 06736 #5 S/T (9850’) - PROVED PRODUCING	578
OCS 06736 #6 (10450’ UPR) - PROVED DEPLETED	579
OCS 06736 #6 (BF-2A) - PROVED BEHIND PIPE	580
OCS 06736 #6 (9850’) - PROVED BEHIND PIPE	581
OCS 06736 #6 (9850’) - PROBABLE BEHIND PIPE	582
SS 069 - P/F EXPENSES (FIXED & ABAND) - PROVED PRODUCING	583
SS 069 - P/F EXPENSES (FIXED & ABAND) - PROVED BEHIND PIPE	584

SHIP SHOAL BLOCK 076
FIELD SUMMARY - TOTAL PROVED	585
FIELD SUMMARY - PROVED PRODUCING	586
FIELD SUMMARY - PROVED BEHIND PIPE	587
FIELD SUMMARY - TOTAL PROBABLE	588
FIELD SUMMARY - PROBABLE PRODUCING	589
FIELD SUMMARY - PROBABLE BEHIND PIPE	590
FIELD SUMMARY - POSSIBLE PRODUCING	591
OCS 15276 #3ST1 (BIG 3-A MID) - PROVED PRODUCING	592
OCS 15276 #3ST1 (BIG 3-A MID) - PROBABLE PRODUCING	593
OCS 15276 #3ST1 (BIG 3-A MID) - POSSIBLE PRODUCING	594

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SHIP SHOAL BLOCK 076, LOUISIANA (CONT.)
OCS 15276 #3ST1 (BIG 3-A LWR) - PROVED BEHIND PIPE	595
OCS 15276 #3ST1 (BIG 3-A UPR) - PROVED BEHIND PIPE	596
OCS 15276 #3ST1 (BIG 3-A UPR) - PROBABLE BEHIND PIPE	597
SS 076 - P/F ABANDONMENT - PROVED PRODUCING	598
SS 076 - P/F ABANDONMENT - PROVED BEHIND PIPE	599

SHIP SHOAL BLOCK 149
FIELD SUMMARY - PROVED DEPLETED	600
OCS 00434 #C-19 (K-1A SAND) - PROVED DEPLETED	601

SHIP SHOAL BLOCK 159
FIELD SUMMARY - TOTAL PROVED	602
FIELD SUMMARY - PROVED PRODUCING	603
FIELD SUMMARY - PROVED BEHIND PIPE	604
FIELD SUMMARY - TOTAL PROBABLE	605
FIELD SUMMARY - PROBABLE PRODUCING	606
FIELD SUMMARY - PROBABLE BEHIND PIPE	607
OCS 11984 #1 ST (6,100’ SAND) - PROVED PRODUCING	608
OCS 11984 #1 ST (6,100’ SAND) - PROBABLE PRODUCING	609
OCS 11984 #1 ST (4,900’ SAND (FR)) - PROVED BEHIND PIPE	610
OCS 11984 #1 ST (4,900’ SAND (FR)) - PROBABLE BEHIND PIPE	611
P/F ABANDONMENT SS 159 - PROVED PRODUCING	612
P/F ABANDONMENT SS 159 - PROVED BEHIND PIPE	613

SHIP SHOAL BLOCK 188
FIELD SUMMARY - PROVED PRODUCING	614
P&A EXPENSES - SS 188 (ABAND COSTS) - PROVED PRODUCING	615

SHIP SHOAL BLOCK 274
FIELD SUMMARY - TOTAL PROVED	616
FIELD SUMMARY - PROVED PRODUCING	617
FIELD SUMMARY - PROVED BEHIND PIPE	618
FIELD SUMMARY - TOTAL PROBABLE	619
FIELD SUMMARY - PROBABLE PRODUCING	620
FIELD SUMMARY - PROBABLE BEHIND PIPE	621
FIELD SUMMARY - TOTAL POSSIBLE	622
FIELD SUMMARY - POSSIBLE PRODUCING	623
FIELD SUMMARY - POSSIBLE BEHIND PIPE	624
OCS 01036 #B-4 (B-6) - PROVED PRODUCING	625
OCS 01036 #B-4 (B-6) - PROBABLE PRODUCING	626
OCS 01036 #B-6ST1 (CRIS 3A) - PROVED PRODUCING	627
OCS 01036 #B-6ST1 (CRIS 3A) - PROBABLE PRODUCING	628
OCS 01036 #B-6ST1 (CRIS 3A) - POSSIBLE PRODUCING	629
OCS 01036 #B-6ST1 (G) - PROVED BEHIND PIPE	630
OCS 01036 #B-6ST1 (G) - PROBABLE BEHIND PIPE	631
OCS 01036 #B-6ST1 (G) - POSSIBLE BEHIND PIPE	632

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SHIP SHOAL BLOCK 274, LOUISIANA (CONT.)
OCS 01036 #B-6ST1 (STRAY B) - PROVED BEHIND PIPE	633
OCS 01036 #B-6ST1 (STRAY B) - PROBABLE BEHIND PIPE	634
OCS 01036 #B-6ST1 (STRAY B) - POSSIBLE BEHIND PIPE	635
OCS 01036 #B-6ST1 (STRAY A) - PROVED BEHIND PIPE	636
P/F EXPENSES - SS274 (FIXED & ABAND) - PROVED PRODUCING	637
P/F EXPENSES - SS274 (FIXED & ABAND) - PROVED BEHIND PIPE	638
P/F EXPENSES - SS274 (FIXED COSTS) - PROBABLE BEHIND PIPE	639
P/F EXPENSES - SS274 (FIXED COSTS) - POSSIBLE BEHIND PIPE	640

SHIP SHOAL BLOCK 296
FIELD SUMMARY - PROVED DEPLETED	641
G-15303 A-3 (ANG B-3A) - PROVED DEPLETED	642

SHIP SHOAL BLOCK 322
FIELD SUMMARY - PROVED DEPLETED	643
P&A EXPENSES - SS322 (ABAND COSTS) - PROVED DEPLETED	644

SOUTH BELLE ISLE (PT. CHEVREUIL)
FIELD SUMMARY - TOTAL PROVED	645
FIELD SUMMARY - PROVED PRODUCING	646
FIELD SUMMARY - PROVED UNDEVELOPED	647
FIELD SUMMARY - PROBABLE UNDEVELOPED	648
SL 18350 #1 (CIB OP 14OOO’ FB A) - PROVED PRODUCING	649
SL 18350 #1 ST (ATTIC) (CIB OP 14OOO’ FB A) - PROVED UNDEVELOPED	650
SL 18350 #1 ST (ATTIC) (CIB OP 14OOO’ FB A) - PROBABLE UNDEVELOPED	651
ABANDONMENT PT. CHEVREUIL - PROVED PRODUCING	652
ABANDONMENT PT. CHEVREUIL - PROVED UNDEVELOPED	653

SOUTH MARSH ISLAND BLOCK 017
FIELD SUMMARY - TOTAL PROVED	654
FIELD SUMMARY - PROVED BEHIND PIPE	655
FIELD SUMMARY - PROVED DEPLETED	656
OCS 12886 #B-1 (2750’) - PROVED DEPLETED	657
OCS 12886 #B-1 (2500’) - PROVED BEHIND PIPE	658
OCS 12886 #B-1 (2150’) - PROVED BEHIND PIPE	659

SOUTH MARSH ISLAND BLOCK 048
FIELD SUMMARY - PROVED DEPLETED	660
OCS 00787 #A-03 (BUL 16) - PROVED DEPLETED	661
P&A EXPENSES - EI 179 ‘C’ (SMI 48) PF (HURRICANE IKE EXPENSES) - PROVED DEPLETE	662

SOUTH MARSH ISLAND BLOCK 141
FIELD SUMMARY - TOTAL PROVED	663
FIELD SUMMARY - PROVED PRODUCING	664
FIELD SUMMARY - PROVED BEHIND PIPE	665
OCS 02885 #B-02ST (B-4 FBA) - PROVED PRODUCING	666
OCS 02885 #B-02ST (C-8 FBB) - PROVED BEHIND PIPE	667

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SOUTH MARSH ISLAND BLOCK 141, LOUISIANA (CONT.)
OCS 02885 #B-03 (C-4 FBA) - PROVED PRODUCING	668
OCS 02885 #B-03 (C-3 FBA) - PROVED BEHIND PIPE	669
OCS 02885 #B-03 (C-7 FBA) - PROVED BEHIND PIPE	670
OCS 02885 #B-03 (C-2/C-1 FBA) - PROVED BEHIND PIPE	671
OCS 02885 #B-03 (C-1 FBA) - PROVED BEHIND PIPE	672
OCS 02885 #B-03 (B-1 FBA) - PROVED BEHIND PIPE	673
OCS 02885 #B-04ST (B-1A FBA) - PROVED PRODUCING	674
P/F EXPENSES - SMI 141B (FIXED & ABAND) - PROVED BEHIND PIPE	675

SOUTH MARSH ISLAND BLOCK 144
FIELD SUMMARY - PROVED PRODUCING	676
OCS 02885 #C-3DST (AB FBA) - PROVED PRODUCING	677
OCS 02886 #C-1 (ABA FBA) - PROVED PRODUCING	678

SOUTH MARSH ISLAND BLOCK 146
FIELD SUMMARY - PROVED DEPLETED	679
P&A EXPENSES - SMI 146 (ABAND COSTS) - PROVED DEPLETED	680

SOUTH MARSH ISLAND BLOCK 160/161
FIELD SUMMARY - TOTAL PROVED	681
FIELD SUMMARY - PROVED PRODUCING	682
FIELD SUMMARY - PROVED BEHIND PIPE	683
OCS 04433 #A-7 (IE FBE) - PROVED PRODUCING	684
OCS 04809 #A-14 (IE FBC) - PROVED PRODUCING	685
OCS 04809 #A-14 (IE FBC) - PROVED BEHIND PIPE	686
OCS 04809 #A-14 (IC FBC) - PROVED BEHIND PIPE	687
OCS 04809 #A-15 (IE LWR FBD) - PROVED PRODUCING	688
OCS 04809 #A-15 (IE UPR FBD) - PROVED BEHIND PIPE	689
P/F EXPENSES - SMI 160/161(FIXED & ABAND) - PROVED PRODUCING	690
P/F EXPENSES - SMI 160/161(FIXED & ABAND) - PROVED BEHIND PIPE	691

SOUTH MARSH ISLAND BLOCK 211 (TIGER SHO)
FIELD SUMMARY - PROVED PRODUCING	692
OCS 00310 #210ST (X-1 SAND) - PROVED PRODUCING	693

SOUTH MARSH ISLAND BLOCK 212
FIELD SUMMARY - TOTAL PROVED	694
FIELD SUMMARY - PROVED PRODUCING	695
FIELD SUMMARY - PROVED BEHIND PIPE	696
FIELD SUMMARY - PROVED UNDEVELOPED	697
FIELD SUMMARY - TOTAL PROBABLE	698
FIELD SUMMARY - PROBABLE PRODUCING	699
FIELD SUMMARY - PROBABLE BEHIND PIPE	700
FIELD SUMMARY - PROBABLE UNDEVELOPED	701
FIELD SUMMARY - TOTAL POSSIBLE	702
FIELD SUMMARY - POSSIBLE BEHIND PIPE	703

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SOUTH MARSH ISLAND BLOCK 212 (CONT.)
FIELD SUMMARY - POSSIBLE UNDEVELOPED	704
OCS-G-00310 #228 (OPERC 1) - PROVED PRODUCING	705
OCS-G-00310 #228 (RL-11.5) - PROVED BEHIND PIPE	706
OCS-G-00310 #228 (RL-11.5) - PROBABLE BEHIND PIPE	707
OCS-G-00310 #228 (RL-10.40) - PROVED BEHIND PIPE	708
OCS-G-00310 #228 (RL-10) - PROBABLE BEHIND PIPE	709
OCS-G-00310 #228 (RL-8) - PROVED BEHIND PIPE	710
OCS-G-00310 #228 (RL-8) - PROBABLE BEHIND PIPE	711
OCS-G-00310 #228 (RL-7) - PROVED BEHIND PIPE	712
OCS-G-00310 #228 (RL-7) - PROBABLE BEHIND PIPE	713
OCS-G-00310 #228ST (OPERC 2A & 2B) - PROVED UNDEVELOPED	714
OCS-G-00310 #229 (RL-10) - PROVED PRODUCING	715
OCS-G-00310 #229 (RL-7) - PROVED BEHIND PIPE	716
OCS-G-00310 #229 (RL-7) - PROBABLE BEHIND PIPE	717
OCS-G-00310 #229 ST (UPR OPERC) - PROBABLE UNDEVELOPED	718
OCS-G-00310 #229 ST (UPR OPERC) - POSSIBLE UNDEVELOPED	719
OCS-G-00310 #229 ST (RL-11.7) - PROBABLE UNDEVELOPED	720
OCS-G-00310 #229 ST (RL-11.7) - POSSIBLE UNDEVELOPED	721
OCS-G-00310 #229 ST (RL-11.6) - PROBABLE UNDEVELOPED	722
OCS-G-00310 #229 ST (RL-11.6) - POSSIBLE UNDEVELOPED	723
OCS-G-00310 #229 ST (RL-11) - PROBABLE UNDEVELOPED	724
OCS-G-00310 #229 ST (RL-11) - POSSIBLE UNDEVELOPED	725
OCS-G-00310 #230 (OPERC 1) - PROVED PRODUCING	726
OCS-G-00310 #230 (RL-11.5) - PROVED BEHIND PIPE	727
OCS-G-00310 #230 (RL-11.5) - PROBABLE BEHIND PIPE	728
OCS-G-00310 #230 (RL-10.4) - PROVED BEHIND PIPE	729
OCS-G-00310 #232 (RL-10.4) - PROVED PRODUCING	730
OCS-G-00310 #232 (RL-7) - POSSIBLE BEHIND PIPE	731
OCS-G-00310 #233 (RL-10) - PROVED PRODUCING	732
OCS-G-00310 #233 (RL-10) - PROBABLE PRODUCING	733
OCS-G-00310 LOC J (RL-10.4) - POSSIBLE UNDEVELOPED	734
OCS-G-00310 LOC J (RL-10.0) - POSSIBLE UNDEVELOPED	735
OCS-G-00310 LOC K (RL-10.4) - POSSIBLE UNDEVELOPED	736
OCS-G-00310 LOC L (RL-10.4) - POSSIBLE UNDEVELOPED	737
GAS PROCESSING & ABANDONMENT - FLATROCK - PROVED PRODUCING	738
GAS PROCESSING & ABANDONMENT - FLATROCK - PROVED BEHIND PIPE	739
GAS PROCESSING & ABANDONMENT - FLATROCK - PROVED UNDEVELOPED	740
GAS PROCESSING AND HANDLING - FLATROCK - PROBABLE BEHIND PIPE	741
GAS PROCESSING AND HANDLING - FLATROCK - PROBABLE UNDEVELOPED	742
GAS PROCESSING AND HANDLING - FLATROCK - POSSIBLE BEHIND PIPE	743
GAS PROCESSING AND HANDLING - FLATROCK - POSSIBLE UNDEVELOPED	744

SOUTH MARSH ISLAND BLOCK 217
FIELD SUMMARY - TOTAL PROVED	745
FIELD SUMMARY - PROVED PRODUCING	746

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SOUTH MARSH ISLAND BLOCK 217 (CONT.)
FIELD SUMMARY - PROVED SHUT-IN	747
FIELD SUMMARY - PROVED UNDEVELOPED	748
FIELD SUMMARY - TOTAL PROBABLE	749
FIELD SUMMARY - PROBABLE UNDEVELOPED	750
FIELD SUMMARY - POSSIBLE BEHIND PIPE	751
G-00310 #223 (13900’ (ROB L-8)) - PROVED PRODUCING	752
G-00310 #223 (13700’ (RL-7.7)) - POSSIBLE BEHIND PIPE	753
G-00310 #227 (RL-10.0) - PROVED SHUT-IN	754
G-00310 #234 ST (GYRO 1 FB A/B - NORTH) - PROVED UNDEVELOPED	755
G-00310 #234 ST (GYRO 1 FB A/B - NORTH) - PROBABLE UNDEVELOPED	756
P/F ABANDONMENT SMI 217 - PROVED PRODUCING	757
P/F ABANDONMENT SMI 217 - PROVED UNDEVELOPED	758

SOUTH MARSH ISLAND BLOCK 224
FIELD SUMMARY - PROVED DEPLETED	759
JB MOUNTAIN DEEP - PROVED DEPLETED	760

SOUTH MARSH ISLAND BLOCK 230
FIELD SUMMARY - PROVED PRODUCING	761
DAVY JONES ABANDONMENT (BAC) - PROVED PRODUCING	762

SOUTH MARSH ISLAND BLOCK 239
FIELD SUMMARY - PROVED DEPLETED	763
OCS 00310 #217 (BAC) - PROVED DEPLETED	764

SOUTH MARSH ISLAND BLOCK 249
FIELD SUMMARY - PROVED DEPLETED	765
P&A EXPENSES -SMI 249 (ABAND COSTS) - PROVED DEPLETED	766

SOUTH PASS BLOCK 011
FIELD SUMMARY - TOTAL PROVED	767
FIELD SUMMARY - PROVED PRODUCING	768
FIELD SUMMARY - PROVED DEPLETED	769
FIELD SUMMARY - PROBABLE PRODUCING	770
FIELD SUMMARY - POSSIBLE PRODUCING	771
SL 00998 #192 (BB) - PROVED PRODUCING	772
SL 00998 #192 (BB) - PROBABLE PRODUCING	773
SL 00998 #192 (BB) - POSSIBLE PRODUCING	774
SL 00998 #193 (BB) - PROVED DEPLETED	775

SOUTH PELTO 09
FIELD SUMMARY - PROVED PRODUCING	776
FIELD SUMMARY - PROBABLE PRODUCING	777
FIELD SUMMARY - POSSIBLE PRODUCING	778
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA) - PROVED PRODUCING	779
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA) - PROBABLE PRODUCING	780
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA) - POSSIBLE PRODUCING	781

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SOUTH TIMBALIER BLOCK 148 ‘B’
FIELD SUMMARY - TOTAL PROVED	782
FIELD SUMMARY - PROVED PRODUCING	783
FIELD SUMMARY - PROVED BEHIND PIPE	784
FIELD SUMMARY - TOTAL PROBABLE	785
FIELD SUMMARY - PROBABLE PRODUCING	786
FIELD SUMMARY - PROBABLE BEHIND PIPE	787
FIELD SUMMARY - POSSIBLE PRODUCING	788
OCS 01898 #B-1ST1 (NN UPR) - PROVED PRODUCING	789
OCS 01898 #B-7 (NH LWR) - PROVED PRODUCING	790
OCS 01898 #B-7 (NH LWR) - PROBABLE PRODUCING	791
OCS 01898 #B-7 (NH LWR) - POSSIBLE PRODUCING	792
OCS 01898 #B-7 (MJ) - PROVED BEHIND PIPE	793
OCS 01898 #B-7 (MD GAS CAP) - PROVED BEHIND PIPE	794
OCS 01898 #B-7 (MA) - PROVED BEHIND PIPE	795
OCS 01898 #B-7 (MA) - PROBABLE BEHIND PIPE	796
P/F ABANDONMENT- ST 148 B (ABAND) - PROVED PRODUCING	797
P/F ABANDONMENT- ST 148 B (ABAND) - PROVED BEHIND PIPE	798

SOUTH TIMBALIER BLOCK 148 ‘D’
FIELD SUMMARY - TOTAL PROVED	799
FIELD SUMMARY - PROVED PRODUCING	800
FIELD SUMMARY - PROVED BEHIND PIPE	801
OCS 01898 #D-4ST (OD) - PROVED PRODUCING	802
OCS 01898 #D-4ST (OC) - PROVED BEHIND PIPE	803
P/F ABANDONMENT - ST 148 D (ABAND) - PROVED PRODUCING	804
P/F ABANDONMENT - ST 148 D (ABAND) - PROVED BEHIND PIPE	805

SOUTH TIMBALIER BLOCK 148 ‘E’
FIELD SUMMARY - TOTAL PROVED	806
FIELD SUMMARY - PROVED PRODUCING	807
FIELD SUMMARY - PROVED BEHIND PIPE	808
FIELD SUMMARY - PROBABLE BEHIND PIPE	809
OCS 01898 #6 (E-1) (KR FB6) - PROVED PRODUCING	810
OCS 01898 #6 (E-1) (KF FB6) - PROVED BEHIND PIPE	811
OCS 01898 #6 (E-1) (KF FB6) - PROBABLE BEHIND PIPE	812
OCS 01898 #6 (E-1) (KC FB6) - PROVED BEHIND PIPE	813
P/F ABANDONMENT - ST 148 E (ABAND) - PROVED PRODUCING	814
P/F ABANDONMENT - ST 148 E (ABAND) - PROVED BEHIND PIPE	815

SOUTH TIMBALIER BLOCK 156
FIELD SUMMARY - PROVED PRODUCING	816
FIELD SUMMARY - PROBABLE PRODUCING	817
FIELD SUMMARY - POSSIBLE PRODUCING	818
OCS 18043 #B-1 (ROB E (16500’)) - PROVED PRODUCING	819
OCS 18043 #B-1 (ROB E (16500’)) - PROBABLE PRODUCING	820

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

SOUTH TIMBALIER BLOCK 156, LOUISIANA (CONT.)
OCS 18043 #B-1 (ROB E (16500’)) - POSSIBLE PRODUCING	821

SOUTH TIMBALIER BLOCK 168
FIELD SUMMARY - PROVED DEPLETED	822
P&A EXPENSES- ST 168 (ABAND COSTS) - PROVED DEPLETED	823

SOUTH TIMBALIER BLOCK 193/194
FIELD SUMMARY - PROVED PRODUCING	824
FIELD SUMMARY - PROBABLE PRODUCING	825
FIELD SUMMARY - POSSIBLE PRODUCING	826
OCS 05610 #A-3 (B-35 FBA) - PROVED PRODUCING	827
OCS 05610 #A-5 (C-61) - PROVED PRODUCING	828
OCS 12024 #C-1 (TEX X-C UPR MAIN) - PROVED PRODUCING	829
OCS 12024 #C-1 (TEX X-C UPR MAIN) - PROBABLE PRODUCING	830
OCS 12024 #C-1 (TEX X-C UPR MAIN) - POSSIBLE PRODUCING	831
P/F EXPENSES - ST 193/194 (B-35 FBA) - PROVED PRODUCING	832
P/F EXPENSES - ST 193/194 (B-35 FBA) - PROBABLE PRODUCING	833
P/F EXPENSES - ST 193/194 (B-35 FBA) - POSSIBLE PRODUCING	834

SOUTH TIMBALIER BLOCK 299
FIELD SUMMARY - TOTAL PROVED	835
FIELD SUMMARY - PROVED SHUT-IN	836
FIELD SUMMARY - PROVED BEHIND PIPE	837
FIELD SUMMARY - PROBABLE BEHIND PIPE	838
OCS 21683 C-1 (TRIM A FBA) - PROVED SHUT-IN	839
OCS 21683 C-2 (8300’ SD) - PROVED SHUT-IN	840
OCS 21683 C-2 (B SD) - PROVED BEHIND PIPE	841
OCS 21683 C-2 (B SD) - PROBABLE BEHIND PIPE	842

VERMILION BLOCK 016
FIELD SUMMARY - TOTAL PROVED	843
FIELD SUMMARY - PROVED PRODUCING	844
FIELD SUMMARY - PROVED SHUT-IN	845
FIELD SUMMARY - PROVED BEHIND PIPE	846
FIELD SUMMARY - POSSIBLE UNDEVELOPED	847
SL 17159 #1 BP (LF-H/LF-F1) - PROVED SHUT-IN	848
SL 17159 #1 (LF-E2) - PROVED BEHIND PIPE	849
SL 17159 #1 (LF-C) - PROVED BEHIND PIPE	850
SL 17159 #1 (ROB 54 J) - PROVED BEHIND PIPE	851
SL 17159 #1 (ROB 54 H) - PROVED BEHIND PIPE	852
SL 17159 #1 (ROB L-3 UPPER FBA) - PROVED BEHIND PIPE	853
SL 17159 LOC. C (LF-H) - POSSIBLE UNDEVELOPED	854
SL 17159 LOC. C (LF-C) - POSSIBLE UNDEVELOPED	855
SL 17159 LOC. C (LF-C) - POSSIBLE UNDEVELOPED	856
PROVED ABAN - PROVED PRODUCING	857

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

VERMILION BLOCK 215
FIELD SUMMARY - TOTAL PROVED	858
FIELD SUMMARY - PROVED PRODUCING	859
FIELD SUMMARY - PROVED BEHIND PIPE	860
OCS 01140 #A-08 (LCN-9 FB A-8/A-9) - PROVED PRODUCING	861
OCS 01140 #A-09 (CN-2 FB A-10) - PROVED PRODUCING	862
OCS 01140 #A-10 (LCN-9 FB A-10 WEST) - PROVED PRODUCING	863
OCS 01140 #A-10 (CN-9 FB A-10) - PROVED BEHIND PIPE	864
OCS 01140 #A-11ST1 (LCN1) - PROVED PRODUCING	865
OCS 01140 #A-11ST1 (CN-8) - PROVED BEHIND PIPE	866
OCS 01140 #B-03ST (LCN-4 LWR/UPR) - PROVED PRODUCING	867
OCS 01140 #B-03ST (LCN-2 WEST FB B-3ST WEST) - PROVED BEHIND PIPE	868
OCS 01140 #B-03ST (BUL I-1 FB B-3ST) - PROVED BEHIND PIPE	869
OCS 01140 #B-03ST (CN-8 FB B-3ST) - PROVED BEHIND PIPE	870
P/F EXPENSES - VR 215 (FIXED & ABAND) - PROVED PRODUCING	871
P/F EXPENSES - VR 215 (FIXED & ABAND) - PROVED BEHIND PIPE	872

VERMILION BLOCK 398
FIELD SUMMARY - TOTAL PROVED	873
FIELD SUMMARY - PROVED SHUT-IN	874
FIELD SUMMARY - PROVED BEHIND PIPE	875
FIELD SUMMARY - PROVED DEPLETED	876
OCS 09529 #A-1ST (12500’ UPR) - PROVED BEHIND PIPE	877
OCS 09529 #A-1ST (12500’ LWR) - PROVED BEHIND PIPE	878
OCS 09529 #A-2ST (12500’ LWR) - PROVED BEHIND PIPE	879
OCS 09529 #A-2ST (12500’ UPR) - PROVED BEHIND PIPE	880
OCS 09529 #A-2ST (GLOB A-8) - PROVED BEHIND PIPE	881
OCS 09529 #A-2ST (12200’ UPR) - PROVED BEHIND PIPE	882
OCS 09529 #A-3ST (12500’ LWR) - PROVED DEPLETED	883
OCS 09529 #A-4 (6200’) - PROVED SHUT-IN	884
P/F EXPENSES - VR 398 (FIXED & ABAND) - PROVED BEHIND PIPE	885

VIOSCA KNOLL BLOCK 694
FIELD SUMMARY - PROVED PRODUCING	886
FIELD SUMMARY - PROBABLE PRODUCING	887
FIELD SUMMARY - POSSIBLE PRODUCING	888
OCS 13055 #3ST1 (10300’ UVIG6) - PROVED PRODUCING	889
OCS 13055 #3ST1 (10300’ UVIG6) - PROBABLE PRODUCING	890
OCS 13055 #3ST1 (10300’ UVIG6) - POSSIBLE PRODUCING	891

VIOSCA KNOLL BLOCK 738
FIELD SUMMARY - PROVED DEPLETED	892
OCS 15431#1 WB1 (TEX W-3) - PROVED DEPLETED	893

WEST CAMERON BLOCK 022
FIELD SUMMARY - PROVED DEPLETED	894
OCS 24700 #C-1 (PLAN 4) - PROVED DEPLETED	895

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

WEST CAMERON BLOCK 073
FIELD SUMMARY - PROVED PRODUCING	896
FIELD SUMMARY - PROBABLE PRODUCING	897
OCS 23736 #A-1 (MA-2A) - PROVED PRODUCING	898
OCS 23736 #A-1 (MA-2A) - PROBABLE PRODUCING	899

WEST CAMERON BLOCK 077 (096)
FIELD SUMMARY - TOTAL PROVED	900
FIELD SUMMARY - PROVED PRODUCING	901
FIELD SUMMARY - PROVED BEHIND PIPE	902
FIELD SUMMARY - PROVED DEPLETED	903
FIELD SUMMARY - PROBABLE PRODUCING	904
FIELD SUMMARY - POSSIBLE PRODUCING	905
OCS 09387 #B-1 (CR-0 (SD-1)) - PROVED PRODUCING	906
OCS 09387 #B-1 (CR-0 (SD-1)) - PROBABLE PRODUCING	907
OCS 09387 #B-1 (CR-0 (SD-1)) - POSSIBLE PRODUCING	908
OCS 23740 #B-2 (CR-0 (SD-1)) - PROVED DEPLETED	909
OCS 23740 #B-2 (SD-0) - PROVED BEHIND PIPE	910

WEST CAMERON BLOCK 165 (291)
FIELD SUMMARY - PROVED DEPLETED	911
OCS 04397 (291#8) (MN-11LWR) - PROVED DEPLETED	912

WEST CAMERON BLOCK 178
FIELD SUMMARY - PROVED DEPLETED	913
OCS 05286 #B-3 S/T (JK FBA) - PROVED DEPLETED	914

WEST CAMERON BLOCK 192
FIELD SUMMARY - TOTAL PROVED	915
FIELD SUMMARY - PROVED PRODUCING	916
FIELD SUMMARY - PROVED SHUT-IN	917
FIELD SUMMARY - PROVED BEHIND PIPE	918
FIELD SUMMARY - PROVED DEPLETED	919
FIELD SUMMARY - TOTAL PROBABLE	920
FIELD SUMMARY - PROBABLE PRODUCING	921
FIELD SUMMARY - PROBABLE BEHIND PIPE	922
FIELD SUMMARY - POSSIBLE BEHIND PIPE	923
OCS 00190 #A-11D (IP) - PROVED DEPLETED	924
OCS 00190 #B-07 (FN) - PROVED PRODUCING	925
OCS 00190 #B-08 (GM/GN) - PROVED PRODUCING	926
OCS 00190 #B-08D (EM) - PROVED PRODUCING	927
OCS 00191#B-09 (EA) - PROVED PRODUCING	928
OCS 00191#B-09 (EA) - PROBABLE PRODUCING	929
OCS 00191#B-10D (EJ) - PROVED PRODUCING	930
OCS 00191#B-10D (EJ) - PROBABLE PRODUCING	931
OCS 00191#B-11(KX) - PROVED PRODUCING	932
OCS 00191#B-11(KX) - PROBABLE PRODUCING	933

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

WEST CAMERON BLOCK 192, LOUISIANA (CONT.)
OCS 00191#B-11(KJ) - PROVED BEHIND PIPE	934
OCS 00191#B-11(KJ) - PROBABLE BEHIND PIPE	935
OCS 00191#B-11(KJ) - POSSIBLE BEHIND PIPE	936
OCS 23748 #A-12 (IS) - PROVED DEPLETED	937
OCS 23748 #A-12 (IP) - PROVED SHUT-IN	938
OCS 23748 #A-12D (IE) - PROVED SHUT-IN	939
OCS 00191#1(193) (KX) - PROVED PRODUCING	940
OCS 00191#1(193) (KX) - PROBABLE PRODUCING	941
P/F EXPENSES - WC 192 (FIXED COSTS) - PROVED PRODUCING	942
P/F EXPENSES - WC 192 (FIXED COSTS) - PROBABLE PRODUCING	943
P/F EXPENSES - WC 192 (FIXED COSTS) - PROBABLE BEHIND PIPE	944
P/F EXPENSES - WC 192 (FIXED COSTS) - POSSIBLE BEHIND PIPE	945

WEST CAMERON BLOCK 196
FIELD SUMMARY - TOTAL PROVED	946
FIELD SUMMARY - PROVED PRODUCING	947
FIELD SUMMARY - PROVED BEHIND PIPE	948
FIELD SUMMARY - PROBABLE BEHIND PIPE	949
OCS G-5292 - A-5 (CIB OP 1 SAND FBA) - PROVED PRODUCING	950
OCS G-5292 - A-5 (BIG 3-1 FB C) - PROVED BEHIND PIPE	951
OCS G-5292 - A-5 (BIG 3-1 FB C) - PROBABLE BEHIND PIPE	952
OCS G-5292 - A-8B (BIG 3-1 SAND FBA) - PROVED PRODUCING	953
OCS G-5292 - A-10 (BIG 2-2 RA) - PROVED PRODUCING	954

WEST CAMERON BLOCK 294
FIELD SUMMARY - PROVED DEPLETED	955
OCS 04090 #5 (ROB M FBD) - PROVED DEPLETED	956
OCS 04090 #C-2 (ROB M FBB) - PROVED DEPLETED	957

WEST CAMERON BLOCK 507
FIELD SUMMARY - PROVED DEPLETED	958
OCS 02549 #2 (C-1) (I-1 LWR) - PROVED DEPLETED	959

WEST CAMERON BLOCK 522
FIELD SUMMARY - PROVED DEPLETED	960
OCS 14340 #A-12ST (K-2) - PROVED DEPLETED	961

WEST CAMERON BLOCK 532/533
FIELD SUMMARY - PROVED DEPLETED	962
P&A EXPENSES- WC 533 (ABAND COSTS) - PROVED DEPLETED	963

WEST CAMERON BLOCK 580
FIELD SUMMARY - PROVED PRODUCING	964
OCS 12803 #A-5 (6500’) - PROVED PRODUCING	965
OCS 12803 #A-6 (CM) - PROVED PRODUCING	966
P&A EXPENSES WC 580 (ABAND COSTS) - PROVED PRODUCING	967

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

WEST CAMERON BLOCK 593
FIELD SUMMARY - PROVED DEPLETED	968
OCS 02023 #5 (K-1) - PROVED DEPLETED	969

WEST CAMERON BLOCK 616
FIELD SUMMARY - PROVED PRODUCING	970
FIELD SUMMARY - PROBABLE PRODUCING	971
G-12808 A-2ST (EH-1 & 2) - PROVED PRODUCING	972
G-12808 #6 (W-5 UTA) - PROVED PRODUCING	973
G-12808 #6 (W-5 UTA) - PROBABLE PRODUCING	974
G-12808 #7 (W-7M / W-7 UTA) - PROVED PRODUCING	975
G-12808 #7 (W-7M / W-7 UTA) - PROBABLE PRODUCING	976
P/F EXPENSES WC 616 (FIXED & ABAN) - PROVED PRODUCING	977

WEST CAMERON BLOCK 639
FIELD SUMMARY - PROVED DEPLETED	978
P/F EXPENSES - WC 639 (FIXED & ABAND) - PROVED DEPLETED	979
P/F EXPENSES - WC 648 (FIXED & ABAND) - PROVED DEPLETED	980

WEST DELTA BLOCK 027
FIELD SUMMARY - TOTAL PROVED	981
FIELD SUMMARY - PROVED PRODUCING	982
FIELD SUMMARY - PROVED BEHIND PIPE	983
FIELD SUMMARY - PROBABLE BEHIND PIPE	984
OCS 00691#2 (WD 24) (E-7) - PROVED PRODUCING	985
OCS 01331#16 (WD 23) (K6A) - PROVED PRODUCING	986
SL 2869 #02 (K-6) - PROVED PRODUCING	987
SL 2869 #02 (K-5A) - PROBABLE BEHIND PIPE	988
SL 2869 #22 (K-5A) - PROVED PRODUCING	989
SL 2869 #26 (K-5A) - PROVED PRODUCING	990
SL 2869 #27 (D-1 LWR) - PROVED BEHIND PIPE	991
SL 2869 #28 (E2) - PROVED PRODUCING	992
SL 2869 #28D (E-1) - PROVED PRODUCING	993
SL 2869 #29 (D-4) - PROVED PRODUCING	994
SL 3978 #01(K-5B) - PROVED PRODUCING	995
P/F ABANDONMENT- WD 27 (ABAND COSTS) - PROVED PRODUCING	996
P/F ABANDONMENT- WD 27 (ABAND COSTS) - PROVED BEHIND PIPE	997

WEST DELTA BLOCK 133
FIELD SUMMARY - TOTAL PROVED	998
FIELD SUMMARY - PROVED PRODUCING	999
FIELD SUMMARY - PROVED BEHIND PIPE	1000
FIELD SUMMARY - PROBABLE BEHIND PIPE	1001
OCS 1106 #F-1 (K-3) - PROVED PRODUCING	1002
OCS 1106 #F-1 (K-2) - PROVED BEHIND PIPE	1003
OCS 1106 #F-1 (K) - PROVED BEHIND PIPE	1004
OCS 1106 #F-1 (J) - PROVED BEHIND PIPE	1005

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

WEST DELTA BLOCK 133, LOUISIANA (CONT.)
OCS 1106 #F-1 (J) - PROBABLE BEHIND PIPE	1006
OCS 1106 #F-3 (K-4) - PROVED PRODUCING	1007
OCS 1106 #F-3 (K-3) - PROVED BEHIND PIPE	1008
OCS 1106 #F-3 (K-3) - PROBABLE BEHIND PIPE	1009
OCS 1106 #F-3 (K-2) - PROVED BEHIND PIPE	1010
OCS 1106 #F-3 (K-2) - PROBABLE BEHIND PIPE	1011
OCS 1106 #F-3 (K) - PROVED BEHIND PIPE	1012
OCS 1106 #F-3 (K) - PROBABLE BEHIND PIPE	1013
OCS 1106 #F-3 (J) - PROVED BEHIND PIPE	1014
P/F EXPENSES - WD 133 (FIXED & ABAND) - PROVED PRODUCING	1015
P/F EXPENSES - WD 133 (FIXED & ABAND) - PROVED BEHIND PIPE	1016
P/F EXPENSES - WD 133 (FIXED COSTS) - PROBABLE BEHIND PIPE	1017
PHA FEES - WD 133 - PROVED PRODUCING	1018
PHA FEES - WD 133 - PROVED BEHIND PIPE	1019
PHA FEES - WD 133 - PROBABLE BEHIND PIPE	1020

WEST DELTA BLOCK 152
FIELD SUMMARY - TOTAL PROVED	1021
FIELD SUMMARY - PROVED PRODUCING	1022
FIELD SUMMARY - PROVED BEHIND PIPE	1023
FIELD SUMMARY - PROVED DEPLETED	1024
FIELD SUMMARY - PROBABLE PRODUCING	1025
FIELD SUMMARY - POSSIBLE PRODUCING	1026
OCS 01604 #A-01(J-2) - PROVED PRODUCING	1027
OCS 01604 #A-03ST2 (H-2) - PROVED PRODUCING	1028
OCS 01604 #A-07 (K) - PROVED PRODUCING	1029
OCS 01604 #A-07 (J-2) - PROVED BEHIND PIPE	1030
OCS 01604 #A-09ST (O-5) - PROVED PRODUCING	1031
OCS 01604 #A-09ST (O-3) - PROVED BEHIND PIPE	1032
OCS 01604 #A-12D (H) - PROVED DEPLETED	1033
OCS 01604 #A-20ST3 (H-2) - PROVED PRODUCING	1034
OCS 01604 #A-21B (J-2) - PROVED PRODUCING	1035
OCS 10988 #A-10ST (G FBA-10ST) - PROVED PRODUCING	1036
OCS 10988 #A-10ST (F FBA-10ST) - PROVED BEHIND PIPE	1037
OCS 10988 #A-10ST (F FBA-10ST) - PROVED BEHIND PIPE	1038
OCS 10988 #A-10ST (E-7 FBA-10ST) - PROVED BEHIND PIPE	1039
OCS 10988 #A-10ST (D FBA-10ST) - PROVED BEHIND PIPE	1040
OCS 10988 #A-13ST2 (E-7 FBA-13ST2) - PROVED BEHIND PIPE	1041
OCS 10988 #A-15ST2 (H) - PROVED PRODUCING	1042
OCS 10988 #A-15ST2 (H) - PROBABLE PRODUCING	1043
OCS 10988 #A-15ST2 (H) - POSSIBLE PRODUCING	1044
OCS 10988 #A-19ST (F) - PROVED BEHIND PIPE	1045
OCS 10988 #A-23ST2 (C FBA-13ST2) - PROVED DEPLETED	1046
OCS 10988 #A-23ST2 (F FBA-23ST2) - PROVED BEHIND PIPE	1047
OCS 10988 #A-23ST2 (F FBA-23ST2) - PROVED BEHIND PIPE	1048

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

MCMORAN OIL & GAS LLC

TABLE OF CONTENTS (CONT.)

TABLE NO.

WEST DELTA BLOCK 152, LOUISIANA (CONT.)
OCS 10988 #A-23ST2 (E FBA-13ST2) - PROVED BEHIND PIPE	1049
P&A EXPENSES - WD 152 (ABAND COSTS) - PROVED PRODUCING	1050
P&A EXPENSES - WD 152 (ABAND COSTS) - PROVED BEHIND PIPE	1051

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 1 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

SOUTH MARSH ISLAND BLOCK 212	1
TOTAL PROVED		1,371,651	56,896	356,965,478	216,617,175	32.389	32.389	694

SOUTH MARSH ISLAND BLOCK 160/161	2
TOTAL PROVED		1,055,290	2,377	88,014,871	61,513,557	9.198	41.586	681

MAIN PASS BLOCK 138	3
TOTAL PROVED		674,202	3,378	66,403,042	57,001,259	8.523	50.109	420

GARDEN BANKS BLOCK 161	4
TOTAL PROVED		1,344,050	2,175	97,585,051	49,073,506	7.338	57.447	246

SHIP SHOAL BLOCK 069	5
TOTAL PROVED		881,457	1,116	65,246,716	48,634,627	7.272	64.719	561

VERMILION BLOCK 398	6
TOTAL PROVED		790,385	6,167	56,830,409	47,427,517	7.091	71.810	873

HIGH ISLAND BLOCK A-474/489/499	7
TOTAL PROVED		1,130,249	1,769	58,168,572	46,244,569	6.915	78.725	344

SHIP SHOAL BLOCK 076	8
TOTAL PROVED		653,656	835	63,062,048	44,589,102	6.667	85.392	585

VERMILION BLOCK 215	9
TOTAL PROVED		341,064	5,612	33,554,388	30,369,682	4.541	89.933	858

WEST DELTA BLOCK 133	10
TOTAL PROVED		622,856	920	55,297,022	29,100,564	4.351	94.284	998

BAYOU CARLIN	11
TOTAL PROVED		103,015	8,912	26,118,680	22,386,556	3.347	97.631	29

EUGENE ISLAND BLOCK 182	12
TOTAL PROVED		195,024	6,033	22,889,595	18,059,574	2.700	100.331	136

LAC BLANC (LONG POINT)	13
TOTAL PROVED		73,409	2,532	16,781,188	15,298,910	2.288	102.619	405

EUGENE ISLAND BLOCK 251/262	14
TOTAL PROVED		80,445	4,537	11,076,737	10,924,446	1.633	104.252	184

EUGENE ISLAND BLOCK 227	15
TOTAL PROVED		235,047	647	10,127,552	10,582,896	1.582	105.835	168

GARDEN BANKS BLOCK 0117	16
TOTAL PROVED		261,024	451	19,988,209	10,116,746	1.513	107.347	238

WEST DELTA BLOCK 152	17
TOTAL PROVED		318,870	791	12,477,403	9,728,939	1.455	108.802	1021

SOUTH TIMBALIER BLOCK 148 ‘B’	18
TOTAL PROVED		99,539	1,092	8,937,823	8,226,813	1.230	110.032	782

SOUTH TIMBALIER BLOCK 299	19
TOTAL PROVED		137,198	265	8,996,374	8,200,440	1.226	111.258	835

SOUTH BELLE ISLE (PT. CHEVREUIL)	20
TOTAL PROVED		108,515	2,186	11,159,240	7,652,329	1.144	112.403	645

BAY BATISTE	21
TOTAL PROVED		55,383	667	5,197,143	4,706,554	0.704	113.106	17

MAIN PASS BLOCK 264	22
TOTAL PROVED		33,706	1,496	5,089,632	4,513,905	0.675	113.781	461

SOUTH PELTO 09	23
TOTAL PROVED		15,342	680	4,604,409	4,322,662	0.646	114.428	776

SHIP SHOAL BLOCK 274	24
TOTAL PROVED		29,461	1,300	4,143,441	3,570,377	0.534	114.961	616

WEST CAMERON BLOCK 077 (096)	25
TOTAL PROVED		16,927	1,096	3,588,224	3,466,534	0.518	115.480	900

WEST DELTA BLOCK 027	26
TOTAL PROVED		123,651	4,144	-4,576,064	3,439,008	0.514	115.994	981

BRAZOS BLOCK A-23	27
TOTAL PROVED		99,257	6,016	4,571,475	3,227,194	0.483	116.476	71

EUGENE ISLAND BLOCK 346	28
TOTAL PROVED		34,281	686	3,141,797	3,176,857	0.475	116.951	215

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 2 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

GHEENS (MOUNTAINEER DEEP)	29
TOTAL PROVED		35,979	586	4,723,264	3,024,099	0.452	117.404	279

BRETON SOUND BLK 0033	30
TOTAL PROVED		5,929	674	2,910,705	2,805,011	0.419	117.823	80

SOUTH TIMBALIER BLOCK 156	31
TOTAL PROVED		28,853	221	2,158,727	2,208,211	0.330	118.153	816

HIGH ISLAND BLOCK A-537	32
TOTAL PROVED		158,278	154	244,853	1,898,555	0.284	118.437	380

MYETTE PT NW	33
TOTAL PROVED		19,713	1,275	962,922	1,360,959	0.203	118.641	500

HIGH ISLAND BLOCK A-353/366	34
TOTAL PROVED		12,858	986	979,935	1,204,162	0.180	118.821	316

SHIP SHOAL BLOCK 159	35
TOTAL PROVED		1,002	624	1,202,107	1,029,204	0.154	118.975	602

ROANOKE E	36
TOTAL PROVED		2,004	297	957,516	914,755	0.137	119.111	547

GARDEN BANKS BLOCK 625	37
TOTAL PROVED		34,420	82	644,571	869,192	0.130	119.241	261

MAIN PASS BLOCK 275	38
TOTAL PROVED		3,660	323	922,371	861,707	0.129	119.370	470

NORTH PADRE ISLAND BLOCK 883L/899L	39
TOTAL PROVED		18,010	536	910,424	856,864	0.128	119.498	505

RICEVILLE	40
TOTAL PROVED		2,740	148	713,441	616,680	0.092	119.590	545

HIGH ISLAND BLOCK A-571	41
TOTAL PROVED		47,198	107	-99,787	513,744	0.077	119.667	400

SOUTH MARSH ISLAND BLOCK 217	42
TOTAL PROVED		37,020	6,835	6,099,104	475,505	0.071	119.738	745

VIOSCA KNOLL BLOCK 694	43
TOTAL PROVED		3,684	428	-28,944	380,339	0.057	119.795	886

OUTSIDE ISLAND (LIBERTY CANAL)	44
TOTAL PROVED		3,499	120	302,951	312,957	0.047	119.842	536

CLARA NORTH	45
TOTAL PROVED		4,294	18	376,998	289,421	0.043	119.885	92

WEST CAMERON BLOCK 196	46
TOTAL PROVED		105	20	73,701	64,393	0.010	119.895	946

GRAND ISLE 003	47
TOTAL PROVED		0	0	0	0	0.000	119.895	299

OUTSIDE ISLAND (ZIGLER CANAL)	48
TOTAL PROVED		0	0	0	0	0.000	119.895	543

SOUTH MARSH ISLAND BLOCK 211 (TIGER SHO)	49
TOTAL PROVED		0	0	0	0	0.000	119.895	692

BRETON SOUND BLK 0045	50
TOTAL PROVED		10,042	23	-160,094	-27,231	-0.004	119.891	89

SOUTH MARSH ISLAND BLOCK 249	51
TOTAL PROVED		0	0	-69,000	-62,464	-0.009	119.882	765

GARDEN BANKS BLOCK 208	52
TOTAL PROVED		0	0	-75,000	-64,591	-0.010	119.872	259

EUGENE ISLAND BLOCK 026	53
TOTAL PROVED		0	0	-80,294	-76,386	-0.011	119.860	116

SHIP SHOAL BLOCK 149	54
TOTAL PROVED		0	0	-95,175	-86,159	-0.013	119.848	600

EUGENE ISLAND BLOCK 202	55
TOTAL PROVED		0	0	-100,000	-95,133	-0.014	119.833	154

SOUTH MARSH ISLAND BLOCK 239	56
TOTAL PROVED		0	0	-106,796	-96,680	-0.014	119.819	763

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 3 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

SOUTH MARSH ISLAND BLOCK 224	57
TOTAL PROVED		0	0	-125,000	-113,159	-0.017	119.802	759

GRAND ISLE BLOCK 103	58
TOTAL PROVED		0	0	-130,492	-124,141	-0.019	119.783	303

EUGENE ISLAND BLOCK 213	59
TOTAL PROVED		0	0	-166,667	-150,879	-0.023	119.761	164

WEST CAMERON BLOCK 522	60
TOTAL PROVED		0	0	-250,000	-237,832	-0.036	119.725	960

LAKE LERY WEST	61
TOTAL PROVED		0	0	-281,250	-254,608	-0.038	119.687	416

SOUTH MARSH ISLAND BLOCK 141	62
TOTAL PROVED		1,388	2,648	-2,232,194	-275,969	-0.041	119.646	663

GRAND ISLE BLOCK 076	63
TOTAL PROVED		0	0	-339,541	-307,378	-0.046	119.600	301

WEST CAMERON BLOCK 165 (291)	64
TOTAL PROVED		0	0	-378,000	-359,602	-0.054	119.546	911

WEST CAMERON BLOCK 580	65
TOTAL PROVED		0	0	-412,500	-373,426	-0.056	119.490	964

SOUTH MARSH ISLAND BLOCK 017	66
TOTAL PROVED		0	0	-423,000	-402,412	-0.060	119.430	654

SHIP SHOAL BLOCK 058	67
TOTAL PROVED		62,024	548	-1,480,502	-459,403	-0.069	119.362	554

MOUND POINT	68
TOTAL PROVED		0	0	-566,685	-539,104	-0.081	119.281	491

SOUTH TIMBALIER BLOCK 148 ‘E’	69
TOTAL PROVED		4,156	274	-839,390	-545,665	-0.082	119.199	806

SOUTH PASS BLOCK 011	70
TOTAL PROVED		2,778	24	-699,285	-568,889	-0.085	119.114	767

SHIP SHOAL BLOCK 188	71
TOTAL PROVED		0	0	-693,751	-659,986	-0.099	119.016	614

MOBILE BLOCK 863	72
TOTAL PROVED		0	0	-753,650	-682,260	-0.102	118.914	489

WEST CAMERON BLOCK 507	73
TOTAL PROVED		0	0	-950,142	-860,139	-0.129	118.785	958

MAIN PASS BLOCK 255	74
TOTAL PROVED		182	413	-1,376,362	-881,135	-0.132	118.653	444

EUGENE ISLAND BLOCK 163	75
TOTAL PROVED		0	0	-990,006	-896,227	-0.134	118.519	125

BLUEBERRY HILL	76
TOTAL PROVED		0	0	-958,411	-903,844	-0.135	118.384	50

SOUTH TIMBALIER BLOCK 148 ‘D’	77
TOTAL PROVED		4,067	145	-1,192,491	-942,158	-0.141	118.243	799

WEST CAMERON BLOCK 294	78
TOTAL PROVED		0	0	-1,068,500	-1,016,495	-0.152	118.091	955

EUGENE ISLAND BLOCK 143	79
TOTAL PROVED		0	0	-1,189,500	-1,094,186	-0.164	117.928	121

WEST CAMERON BLOCK 022	80
TOTAL PROVED		0	0	-1,181,250	-1,123,758	-0.168	117.760	894

WEST CAMERON BLOCK 178	81
TOTAL PROVED		0	0	-1,267,796	-1,138,223	-0.170	117.589	913

VERMILION BLOCK 016	82
TOTAL PROVED		0	0	-1,305,000	-1,169,486	-0.175	117.415	843

EUGENE ISLAND BLOCK 223	83
TOTAL PROVED		0	0	-1,260,000	-1,198,675	-0.179	117.235	166

HIGH ISLAND BLOCK A-283	84
TOTAL PROVED		139	85	-1,536,688	-1,326,237	-0.198	117.037	305

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 4 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

MUSTANG ISLAND BLOCK 782	85
TOTAL PROVED		0	0	-1,480,700	-1,340,439	-0.200	116.837	493

WEST CAMERON BLOCK 073	86
TOTAL PROVED		0	0	-1,627,500	-1,473,334	-0.220	116.616	896

WEST CAMERON BLOCK 532/533	87
TOTAL PROVED		0	0	-1,614,228	-1,535,662	-0.230	116.387	962

SHIP SHOAL BLOCK 296	88
TOTAL PROVED		0	0	-1,620,320	-1,541,458	-0.230	116.156	641

GARDEN BANKS BLOCK 0072	89
TOTAL PROVED		53,727	279	-2,426,488	-1,646,636	-0.246	115.910	223

SOUTH MARSH ISLAND BLOCK 144	90
TOTAL PROVED		0	0	-1,881,125	-1,702,934	-0.255	115.655	676

VIOSCA KNOLL BLOCK 738	91
TOTAL PROVED		0	0	-1,865,880	-1,775,066	-0.265	115.390	892

BRAZOS BLOCK 504	92
TOTAL PROVED		0	0	-2,075,000	-1,878,444	-0.281	115.109	52

EUGENE ISLAND BLOCK 318	93
TOTAL PROVED		37	8	-2,135,395	-1,922,402	-0.287	114.822	210

MISSISSIPPI CANYON BLOCK 357	94
TOTAL PROVED		0	0	-2,071,300	-1,970,488	-0.295	114.527	484

WEST CAMERON BLOCK 593	95
TOTAL PROVED		0	0	-2,250,000	-2,036,867	-0.305	114.222	968

NORTH PADRE ISLAND BLOCK A-009	96
TOTAL PROVED		11	378	-2,560,183	-2,072,165	-0.310	113.913	522

SOUTH TIMBALIER BLOCK 168	97
TOTAL PROVED		0	0	-2,294,064	-2,076,757	-0.311	113.602	822

EUGENE ISLAND BLOCK 172	98
TOTAL PROVED		521	35	-2,776,886	-2,315,986	-0.346	113.256	131

EAST CAMERON BLOCK 373 (GB 65)	99
TOTAL PROVED		0	0	-2,571,200	-2,327,641	-0.348	112.908	114

EUGENE ISLAND BLOCK 097/108	100
TOTAL PROVED		0	0	-2,615,000	-2,367,292	-0.354	112.554	118

EAST CAMERON BLOCK 286	101
TOTAL PROVED		0	0	-2,900,000	-2,722,809	-0.407	112.147	107

WEST CAMERON BLOCK 616	102
TOTAL PROVED		0	0	-3,218,750	-2,913,851	-0.436	111.711	970

EAST CAMERON BLOCK 330	103
TOTAL PROVED		5,696	1	-4,154,016	-2,952,437	-0.441	111.270	109

SOUTH TIMBALIER BLOCK 193/194	104
TOTAL PROVED		1,831	624	-4,014,581	-3,084,470	-0.461	110.808	824

BRAZOS BLOCK A-21	105
TOTAL PROVED		83	326	-3,779,649	-3,125,275	-0.467	110.341	58

BRETON SOUND BLK 0034/0035	106
TOTAL PROVED		0	0	-4,034,030	-3,238,753	-0.484	109.857	86

SHIP SHOAL BLOCK 322	107
TOTAL PROVED		0	0	-3,450,198	-3,262,691	-0.488	109.369	643

WEST CAMERON BLOCK 192	108
TOTAL PROVED		55	15	-3,673,770	-3,323,079	-0.497	108.872	915

HIGH ISLAND BLOCK A-561	109
TOTAL PROVED		0	0	-4,079,691	-3,704,484	-0.554	108.318	395

WEST CAMERON BLOCK 639	110
TOTAL PROVED		0	0	-3,994,400	-3,779,368	-0.565	107.753	978

HIGH ISLAND BLOCK A-521	111
TOTAL PROVED		0	0	-4,267,188	-3,847,609	-0.575	107.178	371

SOUTH MARSH ISLAND BLOCK 230	112
TOTAL PROVED		0	0	-5,037,120	-4,559,974	-0.682	106.496	761

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 5 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

SOUTH MARSH ISLAND BLOCK 146	113
TOTAL PROVED		0	0	-5,438,480	-5,164,774	-0.772	105.724	679

HIGH ISLAND BLOCK A-472	114
TOTAL PROVED		0	0	-5,577,750	-5,193,396	-0.777	104.947	338

EAST CAMERON BLOCK 033	115
TOTAL PROVED		583	147	-6,082,324	-5,320,890	-0.796	104.152	95

SOUTH MARSH ISLAND BLOCK 048	116
TOTAL PROVED		0	0	-6,350,000	-5,916,592	-0.885	103.267	660

MAIN PASS BLOCK 259 (PABST)	117
TOTAL PROVED		0	0	-6,953,916	-6,322,989	-0.945	102.322	448

EUGENE ISLAND BLOCK 208	118
TOTAL PROVED		0	0	-8,065,470	-7,301,461	-1.092	101.230	156

EWING BANK BLOCK 947	119
TOTAL PROVED		0	0	-9,184,350	-8,224,985	-1.230	100.000	221

TOTAL PROVED		11,451,519	144,189	986,639,950	668,800,678	100.000	100.000

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 6 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

SOUTH MARSH ISLAND BLOCK 212	1
TOTAL PROBABLE		528,278	17,582	98,884,338	38,741,626	18.794	18.794	698

GARDEN BANKS BLOCK 161	2
TOTAL PROBABLE		811,725	1,304	85,908,622	27,333,089	13.259	32.053	249

BAYOU CARLIN	3
TOTAL PROBABLE		94,679	8,635	33,402,086	18,278,754	8.867	40.920	33

EUGENE ISLAND BLOCK 251/262	4
TOTAL PROBABLE		94,288	5,571	23,870,569	14,268,880	6.922	47.842	188

GARDEN BANKS BLOCK 625	5
TOTAL PROBABLE		388,593	1,015	19,538,687	14,065,468	6.823	54.666	264

BRAZOS BLOCK A-23	6
TOTAL PROBABLE		66,637	3,891	16,638,505	12,232,424	5.934	60.600	72

SHIP SHOAL BLOCK 076	7
TOTAL PROBABLE		303,697	381	31,302,260	12,186,167	5.912	66.511	588

WEST DELTA BLOCK 133	8
TOTAL PROBABLE		405,754	385	42,987,126	11,836,092	5.742	72.253	1001

OUTSIDE ISLAND (LIBERTY CANAL)	9
TOTAL PROBABLE		89,897	1,760	11,132,948	8,907,964	4.321	76.574	537

SOUTH MARSH ISLAND BLOCK 217	10
TOTAL PROBABLE		14,437	2,914	13,949,102	7,466,462	3.622	80.196	749

SOUTH BELLE ISLE (PT. CHEVREUIL)	11
TOTAL PROBABLE		77,532	1,551	10,683,731	5,301,106	2.572	82.768	648

GHEENS (MOUNTAINEER DEEP)	12
TOTAL PROBABLE		77,129	274	7,205,792	4,632,291	2.247	85.015	283

SOUTH TIMBALIER BLOCK 156	13
TOTAL PROBABLE		49,929	544	5,431,809	4,063,694	1.971	86.987	817

SOUTH PELTO 09	14
TOTAL PROBABLE		11,750	647	4,510,879	3,775,809	1.832	88.818	777

HIGH ISLAND BLOCK A-353/366	15
TOTAL PROBABLE		13,364	1,171	4,059,484	3,333,824	1.617	90.435	320

SOUTH TIMBALIER BLOCK 299	16
TOTAL PROBABLE		42,139	82	4,076,943	3,309,900	1.606	92.041	838

SHIP SHOAL BLOCK 274	17
TOTAL PROBABLE		20,324	1,075	4,287,200	2,687,751	1.304	93.345	619

MAIN PASS BLOCK 138	18
TOTAL PROBABLE		19,507	326	2,893,764	2,142,494	1.039	94.384	424

EUGENE ISLAND BLOCK 182	19
TOTAL PROBABLE		8,358	415	2,050,231	1,893,652	0.919	95.303	140

SOUTH TIMBALIER BLOCK 148 ‘B’	20
TOTAL PROBABLE		19,353	234	2,207,603	1,802,090	0.874	96.177	785

MAIN PASS BLOCK 275	21
TOTAL PROBABLE		6,840	577	1,979,367	1,368,583	0.664	96.841	473

SOUTH TIMBALIER BLOCK 193/194	22
TOTAL PROBABLE		1,886	680	975,650	874,944	0.424	97.265	825

SOUTH PASS BLOCK 011	23
TOTAL PROBABLE		12,218	107	927,646	788,687	0.383	97.648	770

WEST CAMERON BLOCK 077 (096)	24
TOTAL PROBABLE		2,875	185	869,495	741,065	0.359	98.008	904

BRETON SOUND BLK 0033	25
TOTAL PROBABLE		889	309	866,260	720,719	0.350	98.357	81

WEST CAMERON BLOCK 192	26
TOTAL PROBABLE		4,183	557	630,299	580,753	0.282	98.639	920

ROANOKE E	27
TOTAL PROBABLE		1,152	171	607,785	498,658	0.242	98.881	548

SHIP SHOAL BLOCK 069	28
TOTAL PROBABLE		6,375	7	716,301	492,220	0.239	99.120	565

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 7 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

SHIP SHOAL BLOCK 058	29
TOTAL PROBABLE		21,673	8	581,236	457,223	0.222	99.341	557

NORTH PADRE ISLAND BLOCK 883L/899L	30
TOTAL PROBABLE		2,683	179	604,266	382,350	0.185	99.527	509

LAC BLANC (LONG POINT)	31
TOTAL PROBABLE		2,029	75	493,874	362,511	0.176	99.703	408

VIOSCA KNOLL BLOCK 694	32
TOTAL PROBABLE		1,163	135	484,387	347,187	0.168	99.871	887

NORTH PADRE ISLAND BLOCK A-009	33
TOTAL PROBABLE		0	213	120,846	108,627	0.053	99.924	526

SHIP SHOAL BLOCK 159	34
TOTAL PROBABLE		417	178	268,289	102,258	0.050	99.973	605

SOUTH TIMBALIER BLOCK 148 ‘E’	35
TOTAL PROBABLE		297	18	28,325	26,203	0.013	99.986	809

EAST CAMERON BLOCK 033	36
TOTAL PROBABLE		5	8	26,099	24,871	0.012	99.998	96

WEST CAMERON BLOCK 196	37
TOTAL PROBABLE		11	1	4,679	3,585	0.002	100.000	949

WEST DELTA BLOCK 152	38
TOTAL PROBABLE		0	0	0	0	0.000	100.000	1025

BRAZOS BLOCK A-21	39
TOTAL PROBABLE		0	0	0	0	0.000	100.000	61

EUGENE ISLAND BLOCK 163	40
TOTAL PROBABLE		0	0	0	0	0.000	100.000	126

MUSTANG ISLAND BLOCK 782	41
TOTAL PROBABLE		0	0	0	0	0.000	100.000	496

WEST CAMERON BLOCK 073	42
TOTAL PROBABLE		0	0	0	0	0.000	100.000	897

WEST CAMERON BLOCK 616	43
TOTAL PROBABLE		0	0	0	0	0.000	100.000	971

WEST DELTA BLOCK 027	44
TOTAL PROBABLE		0	0	0	0	0.000	100.000	984

TOTAL PROBABLE		3,202,065	53,163	435,206,482	206,139,978	100.000	100.000

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 8 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

SOUTH MARSH ISLAND BLOCK 212	1
TOTAL POSSIBLE		896,672	29,495	132,192,835	55,435,391	36.525	36.525	702

BAYOU CARLIN	2
TOTAL POSSIBLE		113,701	12,202	41,377,830	22,203,342	14.629	51.154	36

BRAZOS BLOCK A-23	3
TOTAL POSSIBLE		123,971	6,185	29,456,310	20,360,161	13.415	64.568	73

EUGENE ISLAND BLOCK 227	4
TOTAL POSSIBLE		140,232	488	13,973,163	9,117,562	6.007	70.575	172

EUGENE ISLAND BLOCK 251/262	5
TOTAL POSSIBLE		42,423	2,909	13,676,406	9,065,621	5.973	76.549	191

GARDEN BANKS BLOCK 625	6
TOTAL POSSIBLE		155,823	414	13,050,987	8,649,639	5.699	82.247	267

SOUTH MARSH ISLAND BLOCK 217	7
TOTAL POSSIBLE		16,780	1,545	8,569,729	7,264,854	4.787	87.034	751

SOUTH PELTO 09	8
TOTAL POSSIBLE		7,838	551	3,534,079	2,621,130	1.727	88.761	778

SOUTH TIMBALIER BLOCK 156	9
TOTAL POSSIBLE		27,141	361	3,674,965	2,540,900	1.674	90.435	818

SHIP SHOAL BLOCK 274	10
TOTAL POSSIBLE		20,275	990	4,210,598	1,981,115	1.305	91.740	622

EUGENE ISLAND BLOCK 182	11
TOTAL POSSIBLE		8,347	414	2,080,614	1,926,621	1.269	93.010	141

MAIN PASS BLOCK 138	12
TOTAL POSSIBLE		18,746	24	1,851,657	1,367,798	0.901	93.911	427

WEST DELTA BLOCK 152	13
TOTAL POSSIBLE		14,190	4	1,487,928	1,162,119	0.766	94.677	1026

GHEENS (MOUNTAINEER DEEP)	14
TOTAL POSSIBLE		23,358	0	1,935,787	1,077,387	0.710	95.387	287

HIGH ISLAND BLOCK A-353/366	15
TOTAL POSSIBLE		1,235	395	1,172,419	943,806	0.622	96.008	323

SOUTH TIMBALIER BLOCK 193/194	16
TOTAL POSSIBLE		1,329	479	891,557	746,023	0.492	96.500	826

WEST CAMERON BLOCK 077 (096)	17
TOTAL POSSIBLE		2,881	185	881,894	728,376	0.480	96.980	905

MAIN PASS BLOCK 275	18
TOTAL POSSIBLE		4,136	305	1,001,695	700,426	0.461	97.441	476

BRETON SOUND BLK 0033	19
TOTAL POSSIBLE		582	240	836,179	681,842	0.449	97.891	82

WEST CAMERON BLOCK 192	20
TOTAL POSSIBLE		2,335	232	742,730	675,009	0.445	98.335	923

OUTSIDE ISLAND (LIBERTY CANAL)	21
TOTAL POSSIBLE		4,814	107	810,164	621,831	0.410	98.745	538

SOUTH TIMBALIER BLOCK 148 ‘B’	22
TOTAL POSSIBLE		15,304	59	741,865	616,069	0.406	99.151	788

ROANOKE E	23
TOTAL POSSIBLE		1,026	152	517,676	384,513	0.253	99.404	549

NORTH PADRE ISLAND BLOCK 883L/899L	24
TOTAL POSSIBLE		2,646	176	622,358	380,884	0.251	99.655	510

VIOSCA KNOLL BLOCK 694	25
TOTAL POSSIBLE		1,163	135	481,501	316,302	0.208	99.864	888

SOUTH PASS BLOCK 011	26
TOTAL POSSIBLE		7,598	67	262,080	176,136	0.116	99.980	771

SHIP SHOAL BLOCK 076	27
TOTAL POSSIBLE		4,463	11	39,674	30,867	0.020	100.000	591

EUGENE ISLAND BLOCK 163	28
TOTAL POSSIBLE		0	0	0	0	0.000	100.000	127

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE A PAGE 9 OF 9

		-------------- NET RESERVES -------		$ FUTURE NET INCOME (A)	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
	RANK	(BARRELS) OIL/COND	(MMCF) GAS

VERMILION BLOCK 016	29
TOTAL POSSIBLE		0	0	0	0	0.000	100.000	847

TOTAL POSSIBLE		1,659,010	58,127	280,074,679	151,775,723	100.000	100.000

(A) BEFORE FEDERAL OR STATE INCOME TAXES

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 1 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

BAY BATISTE PLAQUEMINES PARISH, LOUISIANA
SL 17376 #1 (24 SAND)	PV-PD	40,743	75	8,047	15	830,991	99,256	731,735	671,118
SL 17378 #1 (26 B SAND)	PV-BP	36,587	1,181	7,226	233	1,480,751	276,268	1,204,483	1,041,555
SL 17378 #2 (ORIG SL 17376 #1) (26 A)	PV-DP	0	0	0	0	0	0	0	0
SL 17378 #3 (28 SAND)	PV-PD	35,506	489	7,012	97	1,003,741	124,388	879,352	778,916
SL 17378 #3 (27 SAND)	PV-BP	7,617	246	1,504	49	308,361	194,910	113,451	74,703
SL 17378 #4 (28 A SAND)	PV-PD	159,965	1,386	31,593	274	3,982,124	207,127	3,774,996	3,258,127
P/F EXPENSES BAY BATISTE (FIXED&ABAND)	PV-PD	0	0	0	0	0	1,181,310	(1,181,310)	(876,297)
P/F EXPENSES BAY BATISTE (FIXED&ABAND)	PV-BP	0	0	0	0	0	325,565	(325,565)	(241,569)

PROVED PRODUCING		236,214	1,951	46,652	385	5,816,855	1,612,081	4,204,774	3,831,865
PROVED BEHIND PIPE		44,204	1,427	8,730	282	1,789,112	796,743	992,369	874,689

TOTAL PROVED		280,418	3,378	55,383	667	7,605,967	2,408,824	5,197,143	4,706,554

BAYOU CARLIN ST. MARY PARISH, LOUISIANA
PETERSON #1 (18,700’ SD)	PV-PD	47,024	3,456	13,748	1,006	4,537,965	501,321	4,036,645	3,729,061
PETERSON #1 (18,700’ SD)	PB-PD	18,296	1,344	5,349	392	1,765,639	81,377	1,684,262	1,384,217
PETERSON #1ST (18,700’ SD ATTIC)	PV-UD	160,005	10,667	46,780	3,106	14,431,749	8,734,834	5,696,916	4,065,636
PETERSON #1ST (18,700’ SD ATTIC)	PB-UD	160,005	10,667	46,780	3,106	14,431,749	1,082,097	13,349,652	8,289,066
PETERSON #1ST (18,700’ SD ATTIC)	PS-UD	96,000	6,400	28,067	1,864	8,658,779	148,074	8,510,705	4,961,656
PETERSON #1ST (18,100’ SD ATTIC WEST)	PB-UD	145,538	17,641	42,550	5,137	20,471,800	2,103,628	18,368,172	8,605,471
WT LANDERS #1 (18,100’ SD WEST)	PV-PD	89,643	9,744	26,428	2,861	11,668,341	688,435	10,979,906	10,465,100
WT LANDERS #1 (17,950’ SAND WEST)	PV-BP	32,711	3,965	9,564	1,155	4,601,241	737,969	3,863,272	3,038,831
WT LANDERS #1 (17,200’ SAND WEST)	PV-BP	22,217	2,693	6,496	784	3,125,130	925,724	2,199,406	1,450,192
WT LANDERS #1 ST (18100’ SAND ATTIC)	PS-UD	292,900	35,503	85,634	10,338	41,199,962	8,332,837	32,867,125	17,241,685
P/F ABANDONMENT BAYOU CARLIN	PV-PD	0	0	0	0	0	356,010	(356,010)	(196,163)
P/F ABANDONMENT BAYOU CARLIN	PV-BP	0	0	0	0	0	157,672	(157,672)	(86,878)
P/F ABANDONMENT BAYOU CARLIN	PV-UD	0	0	0	0	0	143,781	(143,781)	(79,224)

PROVED PRODUCING		136,667	13,199	40,176	3,867	16,206,306	1,545,766	14,660,541	13,997,998
PROVED BEHIND PIPE		54,929	6,658	16,059	1,939	7,726,371	1,821,366	5,905,005	4,402,146
PROVED UNDEVELOPED		160,005	10,667	46,780	3,106	14,431,749	8,878,615	5,553,134	3,986,412

TOTAL PROVED		351,600	30,524	103,015	8,912	38,364,426	12,245,746	26,118,680	22,386,556
PROBABLE PRODUCING		18,296	1,344	5,349	392	1,765,639	81,377	1,684,262	1,384,217
PROBABLE UNDEVELOPED		305,543	28,308	89,330	8,243	34,903,549	3,185,724	31,717,825	16,894,537

TOTAL PROBABLE		323,839	29,652	94,679	8,635	36,669,188	3,267,102	33,402,086	18,278,754
TOTAL POSSIBLE		388,900	41,903	113,701	12,202	49,858,741	8,480,911	41,377,830	22,203,342

BLUEBERRY HILL IBERIA PARISH, LOUISIANA
P/F ABANDONMENT BLUEBERRY HILL (ABAND)	PV-DP	0	0	0	0	0	958,411	(958,411)	(903,844)

BRAZOS BLOCK 504 TEXAS
OCS 20616 #B-01 (BIG 2-5)	PV-PD	0	0	0	0	0	0	0	0
OCS 20616 #B-01 (BIG 2-1)	PV-BP	0	0	0	0	0	0	0	0
P/F ABANDONMENTBA 504 (ABAND)	PV-BP	0	0	0	0	0	2,075,000	(2,075,000)	(1,878,444)

PROVED PRODUCING		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		0	0	0	0	0	2,075,000	(2,075,000)	(1,878,444)

TOTAL PROVED		0	0	0	0	0	2,075,000	(2,075,000)	(1,878,444)

BRAZOS BLOCK A-21 TEXAS
OCS 08120 #A-02 (TW-A2 (L3))	PV-PD	0	151	0	120	381,355	241,261	140,094	136,627
OCS 08120 #A-03 (MOPURPLE)	PV-PD	104	261	83	206	664,879	434,622	230,257	225,500
OCS 08120 #A-03 (MOBROWN)	PV-BP	0	0	0	0	0	0	0	0
OCS 08120 #A-03 (MOBROWN)	PB-BP	0	0	0	0	0	0	0	0
OCS 08120 #A-03 (L8)	PV-BP	0	0	0	0	0	0	0	0
OCS 08120 #A-03 (L8)	PB-BP	0	0	0	0	0	0	0	0
OCS 08120 #A-03 (L6)	PV-BP	0	0	0	0	0	0	0	0
OCS 08120 #A-03 (L6)	PB-BP	0	0	0	0	0	0	0	0
P/F ABANDONMENT BA21 (ABAND)	PV-PD	0	0	0	0	0	4,150,000	(4,150,000)	(3,487,403)

PROVED PRODUCING		104	413	83	326	1,046,234	4,825,883	(3,779,649)	(3,125,275)
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		104	413	83	326	1,046,234	4,825,883	(3,779,649)	(3,125,275)
TOTAL PROBABLE		0	0	0	0	0	0	0	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 2 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

BRAZOS BLOCK A-23 TEXAS
OCS 03938 #A-09 (X(Y))	PV-UD	109,520	5,476	88,985	4,439	22,120,751	18,876,851	3,243,900	1,905,799
OCS 03938 #A-09 (X(Y))	PB-UD	75,280	3,764	61,165	3,052	15,204,987	672,047	14,532,939	11,200,782
OCS 03938 #A-09 (X(Y))	PS-UD	152,580	7,629	123,971	6,185	30,817,971	1,361,661	29,456,310	20,360,161
OCS 03938 #A-09 (S)	PV-UD	12,643	1,945	10,272	1,577	5,846,664	4,519,089	1,327,575	1,321,395
OCS 03938 #A-09 (S)	PB-UD	4,426	681	3,597	552	2,047,084	121,871	1,925,213	926,181
OCS 03938 #A-09 (R2 SAND)	PB-UD	2,308	355	1,875	288	1,067,167	886,814	180,353	105,461

TOTAL PROVED		122,163	7,421	99,257	6,016	27,967,414	23,395,940	4,571,475	3,227,194
TOTAL PROBABLE		82,014	4,800	66,637	3,891	18,319,237	1,680,732	16,638,505	12,232,424
TOTAL POSSIBLE		152,580	7,629	123,971	6,185	30,817,971	1,361,661	29,456,310	20,360,161

BRETON SOUND BLK 0033 PLAQUEMINES PARISH, LOUISIANA
SL 17767 #1ST (AQUA) (TEX W7)	PV-PD	20,884	2,599	5,929	674	3,708,883	798,177	2,910,705	2,805,011
SL 17767 #1ST (AQUA) (TEX W7)	PB-PD	3,133	1,192	889	309	1,520,939	654,679	866,260	720,719
SL 17767 #1ST (AQUA) (TEX W7)	PS-PD	2,052	925	582	240	1,169,207	333,029	836,179	681,842

TOTAL PROVED		20,884	2,599	5,929	674	3,708,883	798,177	2,910,705	2,805,011
TOTAL PROBABLE		3,133	1,192	889	309	1,520,939	654,679	866,260	720,719
TOTAL POSSIBLE		2,052	925	582	240	1,169,207	333,029	836,179	681,842

BRETON SOUND BLK 0034/0035 PLAQUEMINES PARISH, LOUISIANA
SL 14216 1 (ZEUS) (TEX W7)	PV-PD	0	0	0	0	0	720,000	(720,000)	(651,797)
P/F ABANDONMENT BS 0034/0035 (ABAND)	PV-PD	0	0	0	0	0	3,314,030	(3,314,030)	(2,586,956)

TOTAL PROVED		0	0	0	0	0	4,034,030	(4,034,030)	(3,238,753)

BRETON SOUND BLK 0045 PLAQUEMINES PARISH, LOUISIANA
SL 17689 1 (#3) (PERSEUS 2) (CIB CARST)	PV-PD	25,586	64	10,042	23	1,097,607	915,350	182,257	222,499
P/F ABANDONMENT BS 0045 (ABAND)	PV-PD	0	0	0	0	0	342,351	(342,351)	(249,730)

TOTAL PROVED		25,586	64	10,042	23	1,097,607	1,257,701	(160,094)	(27,231)

CLARA NORTH WAYNE COUNTY, MISSISSIPPI
CLAY 11-A (UPPER JURASSIC GAS)	PV-PD	87,016	588	1,278	9	140,412	26,449	113,963	90,750
MOZINGO 1 (UPPER JURASSIC GAS)	PV-PD	189,454	605	3,016	10	299,545	36,511	263,034	198,671

TOTAL PROVED		276,470	1,193	4,294	18	439,957	62,960	376,998	289,421
EAST CAMERON BLOCK 033 LOUISIANA
OCS 02127 #A-05 (KN-A11)	PV-PD	672	224	137	43	156,917	126,730	30,187	29,495
OCS 02127 #A-05 (KN-A11)	PB-PD	25	8	5	2	5,856	7	5,849	5,570
OCS 02127 #D-1ST (LE)	PV-PD	0	177	0	34	111,958	96,729	15,230	14,914
OCS 02127 #D-1ST (LE)	PB-PD	0	32	0	6	20,250	0	20,250	19,301
OCS 02127 #D-1ST (LA)	PB-BP	0	0	0	0	0	0	0	0
OCS 02127 #D-3 (IO A4)	PV-PD	0	0	0	0	0	0	0	0
OCS 02127 #D-4 (LKRD4)	PV-PD	1,064	177	446	70	281,821	223,918	57,903	56,653
P/F ABANDONMENT EC033 (ABAND)	PV-PD	0	0	0	0	0	6,185,643	(6,185,643)	(5,421,953)

TOTAL PROVED		1,736	579	583	147	550,696	6,633,020	(6,082,324)	(5,320,890)
PROBABLE PRODUCING		25	40	5	8	26,107	7	26,099	24,871
PROBABLE BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROBABLE		25	40	5	8	26,107	7	26,099	24,871

EAST CAMERON BLOCK 286 LOUISIANA
P/F ABANDONMENT EC 286 (ABAND)	PV-DP	0	0	0	0	0	2,900,000	(2,900,000)	(2,722,809)

EAST CAMERON BLOCK 330 LOUISIANA
OCS 03540 #B-01ST (G-5)	PV-PD	0	0	0	0	0	0	0	0
OCS 03540 #B-10 (G4 A)	PV-PD	68,771	6	3,788	0	363,503	0	363,503	311,957
OCS 03540 #B-12ST (G-5)	PV-PD	29,986	6	1,908	0	183,680	0	183,680	164,735
P/F ABANDONMENT EC 330 (ABAND)	PV-PD	0	0	0	0	0	4,701,200	(4,701,200)	(3,429,129)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 3 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

EAST CAMERON BLOCK 330 (CONT.) LOUISIANA

TOTAL PROVED		98,757	12	5,696	1	547,184	4,701,200	(4,154,016)	(2,952,437)

EAST CAMERON BLOCK 373 (GB 65) LOUISIANA
OCS 14391 #04 (4700)	PV-DP	0	0	0	0	0	2,571,200	(2,571,200)	(2,327,641)

EUGENE ISLAND BLOCK 026 LOUISIANA
P/F ABANDONMENT EI 026 (ABAND)	PV-DP	0	0	0	0	0	80,294	(80,294)	(76,386)

EUGENE ISLAND BLOCK 097/108 LOUISIANA
G-03811 #7 (Q/R SAND)	PV-DP	0	0	0	0	0	57,000	(57,000)	(51,601)
G-17964 #1 (F SAND)	PV-DP	0	0	0	0	0	2,558,000	(2,558,000)	(2,315,691)

TOTAL PROVED		0	0	0	0	0	2,615,000	(2,615,000)	(2,367,292)

EUGENE ISLAND BLOCK 143 LOUISIANA
OCS 17973 #03 (CK-5/CK-4L)	PV-PD	0	0	0	0	0	377,000	(377,000)	(358,651)
OCS 17973 #A-01 (CK-3)	PV-PD	0	0	0	0	0	0	0	0
P/F EXPENSES - EI 143 PV-PD (FIXED &	PV-PD	0	0	0	0	0	812,500	(812,500)	(735,535)

TOTAL PROVED		0	0	0	0	0	1,189,500	(1,189,500)	(1,094,186)

EUGENE ISLAND BLOCK 163 LOUISIANA
OCS 17977 #01 (BIG A-3)	PV-PD	0	0	0	0	0	990,006	(990,006)	(896,227)
OCS 17977 #01 (BIG A-3)	PB-PD	0	0	0	0	0	0	0	0
OCS 17977 #01 (BIG A-3)	PS-PD	0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	990,006	(990,006)	(896,227)
TOTAL PROBABLE		0	0	0	0	0	0	0	0
TOTAL POSSIBLE		0	0	0	0	0	0	0	0

EUGENE ISLAND BLOCK 172 LOUISIANA
OCS 05494 #A-06 (15 (V))	PV-PD	0	0	0	0	0	0	0	0
OCS 05494 #A-06 (U)	PV-BP	6,271	418	521	35	179,205	2,956,091	(2,776,886)	(2,315,986)

PROVED PRODUCING		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		6,271	418	521	35	179,205	2,956,091	(2,776,886)	(2,315,986)

TOTAL PROVED		6,271	418	521	35	179,205	2,956,091	(2,776,886)	(2,315,986)

EUGENE ISLAND BLOCK 182 LOUISIANA
OCS 04452 #A-07 (G-20 FBA)	PV-SI	238,149	9,526	125,659	4,990	30,758,393	3,416,991	27,341,402	19,357,811
OCS 04452 #A-07 (F-20 FBA)	PV-BP	46,601	1,260	24,589	660	4,939,375	695,625	4,243,750	2,069,309
OCS 04451 #A-13 (F-20 UPR & LWR FBR2)	PV-PD	5,757	38	3,038	20	400,458	134,219	266,239	257,269
OCS 04452 #A-16 (G-10 FBR2)	PV-PD	0	0	0	0	0	0	0	0
OCS 04452 #A-18ST (G-20 FBA)	PV-PD	53,443	53	28,199	28	3,179,772	232,136	2,947,636	2,729,813
OCS 04452 #K-01 (BIG A-2)	PV-PD	20,240	368	10,680	193	1,825,381	168,990	1,656,391	1,615,378
OCS 04452 #K-01 (BIG A-1)	PV-BP	5,420	271	2,860	142	796,834	497,646	299,188	273,977
OCS 04452 #K-01 (BIG A-1)	PB-BP	15,840	792	8,358	415	2,328,754	278,523	2,050,231	1,893,652
OCS 04452 #K-01 (BIG A-1)	PS-BP	15,820	791	8,347	414	2,325,814	245,200	2,080,614	1,926,621
P/F EXPENSES - EI 182 PVPD (FIXED & ABAND)	PV-PD	0	0	0	0	0	2,449,532	(2,449,532)	(1,944,538)
P/F EXPENSES - EI 182 PVSI (FIXED & ABAND)	PV-SI	0	0	0	0	0	8,879,379	(8,879,379)	(5,051,068)
P/F EXPENSES - EI 182 PVBP (FIXED & ABAND)	PV-BP	0	0	0	0	0	2,536,101	(2,536,101)	(1,248,376)

PROVED PRODUCING		79,440	460	41,916	241	5,405,612	2,984,877	2,420,735	2,657,922
PROVED SHUT-IN		238,149	9,526	125,659	4,990	30,758,393	12,296,370	18,462,023	14,306,743
PROVED BEHIND PIPE		52,021	1,531	27,449	802	5,736,209	3,729,372	2,006,837	1,094,909

TOTAL PROVED		369,609	11,516	195,024	6,033	41,900,214	19,010,619	22,889,595	18,059,574
TOTAL PROBABLE		15,840	792	8,358	415	2,328,754	278,523	2,050,231	1,893,652
TOTAL POSSIBLE		15,820	791	8,347	414	2,325,814	245,200	2,080,614	1,926,621

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 4 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

EUGENE ISLAND BLOCK 202 LOUISIANA
P/F ABANDONMENT EI 198 (ABAND)	PV-DP	0	0	0	0	0	100,000	(100,000)	(95,133)

EUGENE ISLAND BLOCK 208 LOUISIANA
193 G-00572 B-1 (LN (A6))	PV-SI	0	0	0	0	0	0	0	0
215 G-00578 #12 (BUL 1 (AS-3))	PV-PD	0	0	0	0	0	0	0	0
215 G-00578 C-6ST4 (MC (B1))	PV-PD	0	0	0	0	0	0	0	0
215 G-00578 C-21 (LN (A6))	PV-PD	0	0	0	0	0	0	0	0
P/F EXPENSES EI193/208/215	PV-PD	0	0	0	0	0	8,065,470	(8,065,470)	(7,301,461)

PROVED PRODUCING		0	0	0	0	0	8,065,470	(8,065,470)	(7,301,461)
PROVED SHUT-IN		0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	8,065,470	(8,065,470)	(7,301,461)

EUGENE ISLAND BLOCK 213 LOUISIANA
G-21639 A-1 (19800’ SAND)	PV-DP	0	0	0	0	0	166,667	(166,667)	(150,879)

EUGENE ISLAND BLOCK 223 LOUISIANA
P/F ABANDONMENT EI 223 (ABAND)	PV-DP	0	0	0	0	0	1,260,000	(1,260,000)	(1,198,675)

EUGENE ISLAND BLOCK 227 LOUISIANA
OCS 00809 #B-01 (227) (VAL-10/10 UPR)	PV-PD	57,740	129	38,438	86	4,587,271	320,688	4,266,582	4,026,753
OCS 00809 #B-01 (227) (VAL-5/5A)	PV-BP	85,200	599	57,636	405	7,787,818	2,974,675	4,813,143	3,797,574
OCS 00809 #B-01 (227) (VAL-5/5A)	PS-BP	85,200	599	57,635	405	7,787,803	138,576	7,649,227	5,844,259
OCS 00809 #B-01 (227) (VAL-1)	PV-BP	122,100	122	82,597	83	9,521,659	511,736	9,009,924	6,385,127
OCS 00809 #B-01 (227) (VAL-1)	PS-BP	122,100	122	82,597	83	9,521,645	253,334	9,268,311	4,946,348
OCS 00809 #B-02ST (227) (BUL 1 FB B2ST)	PV-PD	82,465	108	56,376	74	6,555,970	320,688	6,235,281	5,858,034
OCS 00809 #B-03 (227) (LENTIC)	PV-DP	0	0	0	0	0	0	0	0
OCS 00809 #C-01 (227) (UP-1)	PV-PD	0	0	0	0	0	0	0	0
P/F EXPENSES EI227 (FIXED & ABAND)	PV-PD	0	0	0	0	0	6,200,664	(6,200,664)	(4,402,943)
P/F EXPENSES EI227 (FIXED & ABAND)	PV-BP	0	0	0	0	0	7,996,715	(7,996,715)	(5,081,648)
P/F EXPENSES EI227 (FIXED COSTS)	PS-BP	0	0	0	0	0	2,944,375	(2,944,375)	(1,673,044)

PROVED PRODUCING		140,205	237	94,814	160	11,143,240	6,842,041	4,301,200	5,481,844
PROVED BEHIND PIPE		207,301	721	140,233	488	17,309,477	11,483,125	5,826,352	5,101,052

TOTAL PROVED		347,505	958	235,047	647	28,452,718	18,325,166	10,127,552	10,582,896
TOTAL POSSIBLE		207,300	721	140,232	488	17,309,448	3,336,285	13,973,163	9,117,562

EUGENE ISLAND BLOCK 251/262 LOUISIANA
OCS 03331 #A-10ST (A-20)	PV-DP	0	0	0	0	0	0	0	0
OCS 03331 #C-01 (D-3A FBG)	PV-PD	44,217	2,764	19,408	1,213	6,175,960	351,931	5,824,029	5,295,792
OCS 03331 #C-01 (D-3A FBG)	PB-PD	71,344	4,459	31,315	1,957	9,964,847	404,364	9,560,483	7,242,289
OCS 03331 #C-01 (D-3A FBG)	PS-PD	71,423	4,464	31,350	1,959	9,975,868	404,788	9,571,079	5,670,100
OCS 03331 #C-01 (D-2A FBG)	PV-BP	100,900	5,046	44,288	2,215	12,266,366	663,021	11,603,344	8,021,444
OCS 03331 #C-01 (D-2A FBG)	PB-BP	93,558	4,679	41,065	2,054	11,373,783	313,738	11,060,046	2,985,438
OCS 03331 #C-02 (D-3A FBG)	PV-PD	10,723	894	4,707	392	1,821,466	104,639	1,716,827	1,658,699
OCS 03331 #C-02 (D-3A FBG)	PB-PD	24,102	2,009	10,579	882	4,094,221	139,515	3,954,707	3,609,476
OCS 03331 #C-02 (D-3A FBG)	PS-PD	24,480	2,040	10,745	895	4,158,414	139,948	4,018,466	3,325,649
OCS 03331 #C-02 (D-2A FBG)	PV-BP	25,200	1,261	11,061	553	3,064,634	439,541	2,625,093	2,220,782
OCS 03331 #C-02 (D-2A FBG)	PB-BP	23,600	1,178	10,359	517	2,865,791	156,636	2,709,154	1,694,378
OCS 07736 #A-12 (D-3B FBB)	PV-DP	0	0	0	0	0	0	0	0
OCS 07736 #A-12 (D-1)	PV-PD	5,054	842	981	163	649,605	72,782	576,823	561,486
OCS 07736 #A-12 (D-1)	PB-PD	4,996	833	970	162	642,190	144,568	497,622	447,064
OCS 07736 #A-12 (D-1)	PS-PD	1,689	282	328	55	217,106	130,246	86,860	69,872
P/F EXPENSES - EI 251/262 (FIXED COSTS)	PV-PD	0	0	0	0	0	3,859,032	(3,859,032)	(2,507,511)
P/F EXPENSES - EI 251/262 (FIXED COSTS)	PV-BP	0	0	0	0	0	7,410,346	(7,410,346)	(4,326,246)
P/F EXPENSES - EI 251/262 (FIXED COSTS)	PB-BP	0	0	0	0	0	3,911,442	(3,911,442)	(1,709,765)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 5 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

EUGENE ISLAND BLOCK 251/262 (CONT.) LOUISIANA

PROVED PRODUCING		59,994	4,499	25,096	1,769	8,647,031	4,388,384	4,258,647	5,008,466
PROVED BEHIND PIPE		126,100	6,307	55,349	2,768	15,330,999	8,512,908	6,818,091	5,915,980

TOTAL PROVED		186,094	10,806	80,445	4,537	23,978,030	12,901,293	11,076,737	10,924,446
PROBABLE PRODUCING		100,443	7,300	42,864	3,000	14,701,259	688,447	14,012,811	11,298,828
PROBABLE BEHIND PIPE		117,157	5,857	51,424	2,571	14,239,574	4,381,816	9,857,758	2,970,051

TOTAL PROBABLE		217,600	13,157	94,288	5,571	28,940,832	5,070,263	23,870,569	14,268,880
TOTAL POSSIBLE		97,592	6,785	42,423	2,909	14,351,388	674,982	13,676,406	9,065,621

EUGENE ISLAND BLOCK 318 LOUISIANA
OCS 27121 #A-1 (#1) (10300’ AB FBA)	PV-PD	59	13	37	8	32,103	2,167,498	(2,135,395)	(1,922,402)
OCS 27121 #A-2 (#2) (10300’ A FBB)	PV-DP	0	0	0	0	0	0	0	0

PROVED PRODUCING		59	13	37	8	32,103	2,167,498	(2,135,395)	(1,922,402)

TOTAL PROVED		59	13	37	8	32,103	2,167,498	(2,135,395)	(1,922,402)

EUGENE ISLAND BLOCK 346 LOUISIANA
OCS 14482 #B-1 (#7) (12100’)	PV-DP	0	0	0	0	0	0	0	0
OCS 14482 #B-1 (#7) (11650’)	PV-BP	87,519	1,750	34,281	686	6,013,580	2,871,783	3,141,797	3,176,857
OCS 14482 #B-3 (4900’)	PV-DP	0	0	0	0	0	0	0	0

PROVED BEHIND PIPE		87,519	1,750	34,281	686	6,013,580	2,871,783	3,141,797	3,176,857

TOTAL PROVED		87,519	1,750	34,281	686	6,013,580	2,871,783	3,141,797	3,176,857

EWING BANK BLOCK 947 LOUISIANA
P/F ABANDONMENT EW 947 (ABAND)	PV-DP	0	0	0	0	0	9,184,350	(9,184,350)	(8,224,985)

GARDEN BANKS BLOCK 0072 LOUISIANA
OCS G13363 #A-01 (5200 FBA (W/2))	PV-PD	54,364	128	17,764	42	2,016,849	750,891	1,265,959	1,113,752
OCS G13363 #A-02 (5200 FBB)	PV-PD	0	0	0	0	0	0	0	0
OCS G13363 #A-03 (5200 FBA (W/2))	PV-PD	18,662	17	6,098	5	663,812	451,238	212,574	194,313
OCS G13363 #A-03 (4800 FBA)	PV-BP	1,243	622	406	203	698,132	478,173	219,959	178,877
OCS G13363 #A-04 (5600 FBD)	PV-PD	0	0	0	0	0	0	0	0
OCS G13363 #A-04D (5200 FBD)	PV-SI	0	0	0	0	0	0	0	0
OCS G13363 #A-04 (5500 FBD)	PV-BP	90,153	90	29,459	29	3,216,135	838,996	2,377,140	2,044,594
OCS G13363 #A-05 (4900 FBA)	PV-SI	0	0	0	0	0	0	0	0
OCS G13363 #A-05D (4800 FBA)	PV-SI	0	0	0	0	0	0	0	0
P/F EXPENSES GB 72 (FIXED & ABAND)	PV-PD	0	0	0	0	0	2,539,224	(2,539,224)	(2,068,886)
P/F EXPENSES GB 72 (FIXED & ABAND)	PV-BP	0	0	0	0	0	3,962,895	(3,962,895)	(3,109,286)

PROVED PRODUCING		73,026	145	23,862	47	2,680,661	3,741,353	(1,060,692)	(760,821)
PROVED SHUT-IN		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		91,396	712	29,865	232	3,914,267	5,280,064	(1,365,797)	(885,815)

TOTAL PROVED		164,422	856	53,727	279	6,594,928	9,021,417	(2,426,488)	(1,646,636)

GARDEN BANKS BLOCK 0117 LOUISIANA
OCS G12631 #1 (GLOB ALT A)	PV-PD	37,357	116	10,993	34	1,275,207	75,513	1,199,694	1,037,889
OCS G12631 #2 (GLOB ALT A)	PV-PD	198,272	768	58,344	226	6,911,102	288,069	6,623,033	4,659,615
OCS G12631 #2 (LENTIC)	PV-BP	651,424	652	191,688	191	20,929,402	4,082,438	16,846,964	5,809,090
P/F EXPENSES GB 117 (FIXED & ABAND)	PV-PD	0	0	0	0	0	1,839,123	(1,839,123)	(693,571)
P/F EXPENSES GB 117 (FIXED & ABAND)	PV-BP	0	0	0	0	0	2,842,359	(2,842,359)	(696,277)

PROVED PRODUCING		235,630	885	69,336	260	8,186,309	2,202,704	5,983,605	5,003,933
PROVED BEHIND PIPE		651,424	652	191,688	191	20,929,402	6,924,797	14,004,605	5,112,813

TOTAL PROVED		887,053	1,537	261,024	451	29,115,711	9,127,501	19,988,209	10,116,746

GARDEN BANKS BLOCK 161 LOUISIANA
OCS 13367 #1ST (GA-60 FBA)	PV-PD	174,679	305	131,009	228	14,618,221	1,181,939	13,436,282	11,298,221
OCS 13367 #1ST (GA-50/55 FBA)	PV-BP	941,000	1,717	705,750	1,285	78,932,173	31,294,898	47,637,275	22,414,360
OCS 13367 #1ST (GA-50/55 FBA)	PB-BP	601,700	1,098	451,275	822	50,471,295	1,471,943	48,999,352	20,588,680

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 6 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

GARDEN BANKS BLOCK 161 (CONT.) LOUISIANA
OCS 13367 #1ST (GM-10 FBA)	PV-BP	620,200	831	465,150	622	51,295,933	1,450,594	49,845,339	18,333,510
OCS 13367 #1ST (GM-10 FBA)	PB-BP	480,600	644	360,450	482	39,749,799	1,056,811	38,692,988	7,201,134
OCS 13367 #2 (GA-50/60 FBB)	PV-PD	56,187	53	42,140	40	4,594,135	399,322	4,194,813	3,743,955
P/F EXPENSES GB 161 (FIXED & ABAND)	PV-PD	0	0	0	0	0	4,442,984	(4,442,984)	(2,582,330)
P/F EXPENSES GB 161 (FIXED & ABAND)	PV-BP	0	0	0	0	0	13,085,675	(13,085,675)	(4,134,210)
P/F EXPENSES GB 161 (FIXED COSTS)	PB-BP	0	0	0	0	0	1,783,718	(1,783,718)	(456,725)

PROVED PRODUCING		230,866	358	173,150	268	19,212,356	6,024,245	13,188,112	12,459,846
PROVED BEHIND PIPE		1,561,200	2,548	1,170,900	1,907	130,228,106	45,831,167	84,396,939	36,613,660

TOTAL PROVED		1,792,066	2,906	1,344,050	2,175	149,440,462	51,855,412	97,585,051	49,073,506
TOTAL PROBABLE		1,082,300	1,742	811,725	1,304	90,221,094	4,312,472	85,908,622	27,333,089

GARDEN BANKS BLOCK 208 LOUISIANA
OCS 24462 #1ST1 (TRIM A)	PV-DP	0	0	0	0	0	75,000	(75,000)	(64,591)

GARDEN BANKS BLOCK 625 LOUISIANA
G-15927 #2 ST5 (AMP 5.2 MAIN)	PV-PD	143,416	341	34,420	82	3,384,918	236,546	3,148,371	2,980,404
G-15927 #2 ST5 (AMP 5.2 MAIN)	PB-PD	229,551	546	55,092	131	5,417,908	416,694	5,001,214	3,958,223
G-15927 #2 ST5 (AMP 4.9 UPR & UPR STRAY)	PV-UD	0	0	0	0	0	0	0	0
G-15927 #2 ST4 REPLACEMENT (AMP 5.2 MAIN)	PB-UD	594,968	1,583	141,099	374	14,022,388	15,043,716	(1,021,328)	(1,590,658)
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR)	PB-UD	831,069	2,210	192,401	511	19,125,531	1,268,274	17,857,256	13,412,534
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR)	PS-UD	673,071	1,792	155,823	414	15,491,019	1,028,846	14,462,173	9,431,043
P/F EXPENSES GB 625 (FIXED & ABAND)	PV-PD	0	0	0	0	0	2,503,800	(2,503,800)	(2,111,212)
P/F EXPENSES GB 625 (FIXED & ABAND)	PV-UD	0	0	0	0	0	0	0	0
P/F EXPENSES GB 625 (FIXED COSTS)	PB-PD	0	0	0	0	0	392,861	(392,861)	(306,691)
P/F EXPENSES GB 625 (FIXED COSTS)	PB-UD	0	0	0	0	0	1,905,594	(1,905,594)	(1,407,940)
P/F EXPENSES GB 625 (FIXED COSTS)	PS-UD	0	0	0	0	0	1,411,186	(1,411,186)	(781,404)

PROVED PRODUCING		143,416	341	34,420	82	3,384,918	2,740,346	644,571	869,192
PROVED UNDEVELOPED		0	0	0	0	0	0	0	0

TOTAL PROVED		143,416	341	34,420	82	3,384,918	2,740,346	644,571	869,192
PROBABLE PRODUCING		229,551	546	55,092	131	5,417,908	809,555	4,608,353	3,651,532
PROBABLE UNDEVELOPED		1,426,037	3,793	333,500	884	33,147,919	18,217,585	14,930,334	10,413,937

TOTAL PROBABLE		1,655,589	4,340	388,593	1,015	38,565,826	19,027,140	19,538,687	14,065,468
TOTAL POSSIBLE		673,071	1,792	155,823	414	15,491,019	2,440,033	13,050,987	8,649,639

GHEENS (MOUNTAINEER DEEP) LAFOURCHE PARISH, LOUISIANA
DM MINERALS #1 (UL-9 SAND (OIL RIM))	PV-PD	143,467	113	6,599	5	568,081	5,681	562,400	490,448
DM MINERALS #1 (UL-9 SAND (OIL RIM))	PB-PD	55,042	1	2,532	0	212,096	2,121	209,975	149,395
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL	PB-SI	1,302,916	51	59,934	2	5,024,202	50,242	4,973,960	4,025,655
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL	PS-SI	507,786	0	23,358	0	1,955,340	19,553	1,935,787	1,077,387
GHEENS #2 (UL-9 SAND (OIL RIM AND GAS	PV-SI	0	0	0	0	0	0	0	0
GHEENS #2 (UL-9 SAND (GAS CAP))	PV-BP	136,900	6,203	6,297	285	1,383,750	13,837	1,369,912	677,402
GHEENS #2 (UL-9 SAND (GAS CAP))	PB-BP	24,295	1,685	1,118	78	326,237	3,262	322,974	(106,403)
GHEENS #3-ALT (UL-9 SAND (OIL RIM))	PV-PD	364,880	220	16,784	10	1,435,394	14,354	1,421,040	1,178,848
GHEENS #3-ALT (UL-9 SAND (OIL RIM AND GAS	PB-PD	218,622	7	10,057	0	842,868	8,429	834,439	487,412
GHEENS #3-ALT (UL-9 SAND (GAS CAP))	PV-BP	136,900	6,203	6,297	285	1,383,750	13,837	1,369,912	677,402
GHEENS #3-ALT (UL-9 SAND (GAS CAP))	PB-BP	24,295	1,685	3,489	194	873,176	8,732	864,444	76,231

PROVED PRODUCING		508,347	333	23,384	15	2,003,475	20,035	1,983,440	1,669,296
PROVED SHUT-IN		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		273,801	12,406	12,595	571	2,767,499	27,675	2,739,824	1,354,803

TOTAL PROVED		782,147	12,739	35,979	586	4,770,974	47,710	4,723,264	3,024,099
PROBABLE PRODUCING		273,664	8	12,589	0	1,054,964	10,550	1,044,414	636,808
PROBABLE SHUT-IN		1,302,916	51	59,934	2	5,024,202	50,242	4,973,960	4,025,655
PROBABLE BEHIND PIPE		48,589	3,370	4,607	271	1,199,413	11,994	1,187,419	(30,172)

TOTAL PROBABLE		1,625,169	3,429	77,129	274	7,278,578	72,786	7,205,792	4,632,291
TOTAL POSSIBLE		507,786	0	23,358	0	1,955,340	19,553	1,935,787	1,077,387

GRAND ISLE 003 PLAQUEMINES PARISH, LOUISIANA
SL 18584 #01 (LS LWR)	PV-DP	0	0	0	0	0	0	0	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 7 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

GRAND ISLE BLOCK 076 LOUISIANA
P/F ABANDONMENT GI76 (ABAND)	PV-DP	0	0	0	0	0	339,541	(339,541)	(307,378)

GRAND ISLE BLOCK 103 LOUISIANA
OCS 21125 #A-2(#3) (BLUE)	PV-DP	0	0	0	0	0	130,492	(130,492)	(124,141)

HIGH ISLAND BLOCK A-283 TEXAS
OCS 02404 #A-1ST1 (L-9)	PV-PD	267	74	56	15	56,677	43,830	12,846	12,611
OCS 02404 #A-2ST1 (L-8A)	PV-PD	320	128	67	27	94,565	69,549	25,015	24,577
OCS 02404 #A-6 (L-10 (L-9))	PV-PD	0	185	0	35	114,951	83,497	31,454	30,903
OCS 02404 #A-7 (L-5 (L-6))	PV-PD	86	44	16	8	29,223	24,631	4,592	4,514
OCS 02404 #A-7 (L-1)	PV-BP	0	0	0	0	0	0	0	0
OCS 02404 #A-7 (AB-4)	PV-BP	0	0	0	0	0	0	0	0
OCS 02404 #A-7 (QP1-B)	PV-BP	0	0	0	0	0	0	0	0
P/F ABANDONMENT HI A-283 (ABAND)	PV-PD	0	0	0	0	0	1,610,596	(1,610,596)	(1,398,841)

PROVED PRODUCING		673	431	139	85	295,416	1,832,104	(1,536,688)	(1,326,237)
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		673	431	139	85	295,416	1,832,104	(1,536,688)	(1,326,237)

HIGH ISLAND BLOCK A- 353/366 TEXAS
OCS 24425 #A-2 (353) (6900’ (PL 1-3))	PV-DP	0	0	0	0	0	0	0	0
OCS 24425 #A-2 (353) (6600’)	PV-BP	1,560	520	640	205	744,641	266,174	478,466	445,365
OCS 24425 #A-2 (353) (6600’)	PB-BP	3,012	1,004	1,235	395	1,437,729	269,910	1,167,819	1,029,324
OCS 24425 #A-2 (353) (6600’)	PS-BP	3,012	1,004	1,235	395	1,437,729	265,310	1,172,419	943,806
OCS 24429 #A-1 (366) (7300’/7200’)	PV-PD	8,370	558	3,432	219	1,108,423	187,132	921,291	890,486
OCS 24429 #A-1 (366) (7300’/7200’)	PB-PD	3,390	226	1,390	89	448,931	75,591	373,341	344,019
OCS 24429 #A-1 (366) (7200’)	PV-PD	0	0	0	0	0	0	0	0
OCS 24429 #A-1 (366) (7100’)	PV-BP	0	0	0	0	0	0	0	0
OCS 24429 #A-1 (366) (7100’)	PB-BP	0	0	0	0	0	0	0	0
OCS 24429 #A-1 (366) (6900’)	PV-BP	21,431	1,429	8,787	562	2,838,088	507,761	2,330,327	2,020,774
OCS 24429 #A-1 (366) (6900’)	PB-BP	26,194	1,746	10,739	687	3,468,802	417,825	3,050,977	2,358,271
P/F EXPENSES HI A-353/366 (FIXED & ABAND)	PV-PD	0	0	0	0	0	705,027	(705,027)	(574,947)
P/F EXPENSES HI A-353/366 (FIXED & ABAND)	PV-BP	0	0	0	0	0	2,045,123	(2,045,123)	(1,577,516)
P/F EXPENSES HI A-353/366 (FIXED COSTS)	PB-BP	0	0	0	0	0	532,653	(532,653)	(397,789)

PROVED PRODUCING		8,370	558	3,432	219	1,108,423	892,159	216,264	315,539
PROVED BEHIND PIPE		22,991	1,949	9,426	767	3,582,729	2,819,058	763,670	888,623

TOTAL PROVED		31,361	2,507	12,858	986	4,691,152	3,711,217	979,935	1,204,162
PROBABLE PRODUCING		3,390	226	1,390	89	448,931	75,591	373,341	344,019
PROBABLE BEHIND PIPE		29,206	2,750	11,974	1,082	4,906,530	1,220,387	3,686,143	2,989,806

TOTAL PROBABLE		32,596	2,976	13,364	1,171	5,355,462	1,295,978	4,059,484	3,333,824
TOTAL POSSIBLE		3,012	1,004	1,235	395	1,437,729	265,310	1,172,419	943,806
HIGH ISLAND BLOCK A-472 TEXAS
OCS 17182 #D-1 (G-15 FBA)	PV-BP	0	0	0	0	0	0	0	0
OCS 21354 #D-4 (G-20)	PV-PD	0	0	0	0	0	0	0	0
P/F ABANDONMENT HI A-472 (ABAND)	PV-PD	0	0	0	0	0	5,577,750	(5,577,750)	(5,193,396)

PROVED PRODUCING		0	0	0	0	0	5,577,750	(5,577,750)	(5,193,396)
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	5,577,750	(5,577,750)	(5,193,396)

HIGH ISLAND BLOCK A- 474/489/499 TEXAS
OCS 02366 #A-01 (474) (E-15)	PV-PD	14,741	69	8,105	38	948,991	379,256	569,735	520,740
OCS 02366 #A-02 (474) (G18FBE15)	PV-PD	102,896	54	56,573	30	5,780,954	1,821,550	3,959,404	3,326,464
OCS 02366 #A-10 (474) (G-21)	PV-PD	100,877	100	55,464	55	5,760,270	1,852,477	3,907,793	3,242,736
OCS 02366 #A-12ST (474) (G-8)	PV-PD	1,608	0	884	0	88,779	47,690	41,088	40,351
OCS 02366 LOC #A-12ST2 (474) (G-10)	PV-UD	514,581	802	282,923	439	29,960,552	10,821,418	19,139,134	15,238,766
OCS 02366 #A-13ST2 (474) (E-19)	PV-PD	4,363	6	3,083	4	324,522	160,035	164,487	157,002
OCS 02366 #A-18 (475) (B-13)	PV-DP	0	0	0	0	0	0	0	0
OCS 02372 #B-02A (489) (G-18)	PV-PD	5,783	12	3,246	6	348,938	186,888	162,050	152,188
OCS 02372 #B-05ST (489) (G-18)	PV-PD	21,802	48	14,164	31	1,531,685	444,039	1,087,646	1,008,019
OCS 02372 LOC #B-05ST2 (489) (G-23)	PV-UD	443,109	443	287,872	287	29,907,336	17,036,651	12,870,685	8,796,916

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 8 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV AFTER PROD TAX		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS		TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

HIGH ISLAND BLOCK A- 474/489/499 (CONT.) TEXAS
OCS 02372 #B-013 (489) (G-15 SAND)	PV-PD	106,994	231	60,059	129	6,489,574	1,491,817	4,997,757	4,382,439
OCS 02372 #B-18ST1 (489) (G-23)	PV-PD	109,674	254	61,564	142	6,686,727	2,119,272	4,567,455	3,828,728
OCS 02372 #B-18ST1 (489) (G-18)	PV-BP	300,662	497	168,773	278	17,930,583	6,286,780	11,643,803	6,423,530
OCS 02372 #B-18ST1 (489) (G-17)	PV-BP	196,221	314	110,146	176	11,681,162	7,881,878	3,799,284	1,669,116
OCS 02372 #B-18ST1 (489) (G-15/14)	PV-BP	0	0	0	0	0	0	0	0
OCS 02372 #B-21ST2 (489) (F-8)	PV-PD	322	201	181	112	423,877	220,723	203,154	190,763
OCS 02372 #B-29 (489) (G-23)	PV-PD	8,135	12	4,566	7	482,375	178,388	303,987	289,081
OCS 02372 #B-07 (489) (G-15 FBE5)	PV-PD	14,522	45	8,152	25	908,435	303,581	604,854	564,583
OCS 02372 #B-15B (489) (G-18 FBE6)	PV-PD	8,009	21	4,496	12	494,130	266,573	227,557	206,936
P/F ABANDONMENT HI A-474 (ABAND)	PV-PD	0	0	0	0	0	2,877,092	(2,877,092)	(1,082,706)
P/F ABANDONMENT HI A-474 (ABAND)	PV-BP	0	0	0	0	0	2,736,965	(2,736,965)	(1,029,973)
P/F ABANDONMENT HI A-474 (ABAND)	PV-UD	0	0	0	0	0	4,467,243	(4,467,243)	(1,681,111)

PROVED PRODUCING		499,725	1,052	280,536	591	30,269,255	12,349,382	17,919,874	16,827,324
PROVED BEHIND PIPE		496,883	811	278,918	453	29,611,745	16,905,623	12,706,122	7,062,673
PROVED UNDEVELOPED		957,690	1,245	570,795	725	59,867,888	32,325,312	27,542,576	22,354,572

TOTAL PROVED		1,954,298	3,109	1,130,249	1,769	119,748,888	61,580,316	58,168,572	46,244,569

HIGH ISLAND BLOCK A-521 TEXAS
OCS 17190 #B-1-D (ANG B-1 FBA/B)	PV-PD	0	0	0	0	0	0	0	0
OCS 17190 #B-2 (ANG B-1 FBC)	PV-PD	0	0	0	0	0	0	0	0
OCS 17190 #B-3 (ANG B-4 FBA)	PV-PD	0	0	0	0	0	0	0	0
OCS 17190 #B-3 (ANG B-3 FBA)	PV-BP	0	0	0	0	0	0	0	0
P/F ABANDONMENT- HI 521 (ABAND)	PV-PD	0	0	0	0	0	2,133,594	(2,133,594)	(1,923,804)
P/F ABANDONMENT- HI 521 (ABAND)	PV-BP	0	0	0	0	0	2,133,594	(2,133,594)	(1,923,804)

PROVED PRODUCING		0	0	0	0	0	2,133,594	(2,133,594)	(1,923,804)
PROVED BEHIND PIPE		0	0	0	0	0	2,133,594	(2,133,594)	(1,923,804)

TOTAL PROVED		0	0	0	0	0	4,267,188	(4,267,188)	(3,847,609)

HIGH ISLAND BLOCK A-537 TEXAS
OCS 02696 #A-12 (531) (TP-2)	PV-PD	0	0	0	0	0	0	0	0
OCS 02696 #A-16 (531) (6600’)	PV-PD	877	110	447	45	193,007	178,327	14,681	14,292
OCS 02696 #A-17 (531) (TP-3)	PV-PD	41,033	39	20,908	16	2,245,970	728,684	1,517,286	1,448,438
OCS 02696 #A-17 (531) (VAL H)	PV-BP	0	0	0	0	0	0	0	0
OCS 02696 #A-18ST (531) (TP-3)	PV-PD	207,505	133	129,735	67	13,232,643	3,351,280	9,881,364	9,483,538
OCS 02697 #A-02 (536) (TP-1,2)	PV-PD	0	0	0	0	0	0	0	0
OCS 02697 #C-03 (536) (TP-1)	PV-DP	0	0	0	0	0	0	0	0
OCS 02698 #B-02 (537) (BN-3)	PV-PD	11,539	12	727	1	74,976	207	74,769	71,169
OCS 02698 #B-16 (537) (TP-4)	PV-PD	12,681	63	6,462	26	737,982	339,754	398,227	381,779
OCS 02698 #B-16 (537) (TP-6)	PV-BP	0	0	0	0	0	0	0	0
P&A EXPENSES- HI 537 (ABAND COSTS)	PV-PD	0	0	0	0	0	11,641,473	(11,641,473)	(9,500,662)

PROVED PRODUCING		273,635	357	158,278	154	16,484,579	16,239,725	244,853	1,898,555
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		273,635	357	158,278	154	16,484,579	16,239,725	244,853	1,898,555

HIGH ISLAND BLOCK A-561 TEXAS
OCS 02712 #A-06ST (L-1B)	PV-SI	0	0	0	0	0	0	0	0
OCS 02712 #A-07ST (B-4/B-3)	PV-SI	0	0	0	0	0	0	0	0
OCS 02712 #A-16 (L-8)	PV-SI	0	0	0	0	0	0	0	0
P&A EXPENSES - HI 561 (ABANDONMENT)	PV-SI	0	0	0	0	0	4,079,691	(4,079,691)	(3,704,484)

TOTAL PROVED		0	0	0	0	0	4,079,691	(4,079,691)	(3,704,484)

HIGH ISLAND BLOCK A-571 TEXAS
OCS G02391 #A-11 (P1 S7)	PV-PD	3,340	51	580	9	87,866	52,707	35,158	34,510
OCS G02391 #A-16ST2 (P-1 SAND)	PV-PD	268,268	563	46,577	97	4,997,065	389,183	4,607,882	4,000,830
OCS G02391 #A-17 (P-1)	PV-PD	236	6	41	1	7,796	7,588	208	207
P/F EXPENSES HI571 (FIXED & ABAND)	PV-PD	0	0	0	0	0	4,743,036	(4,743,036)	(3,521,803)

TOTAL PROVED		271,844	621	47,198	107	5,092,726	5,192,514	(99,787)	513,744

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 9 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV AFTER PROD TAX		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS		TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

LAC BLANC (LONG POINT) VERMILION PARISH, LOUISIANA
SL 18090 #1 (18700’ FB1)	PV-PD	99,202	3,815	26,535	902	7,803,418	693,123	7,110,295	6,656,947
SL 18090 #2 (18700’ FB2)	PV-PD	102,475	3,867	27,410	914	7,959,268	702,786	7,256,482	6,780,809
SL 18090 #2 (18100’ FB2)	PV-BP	72,768	3,032	19,464	717	6,042,641	1,742,093	4,300,549	3,349,989
SL 18090 #2 (18100’ FB2)	PB-BP	7,584	316	2,029	75	629,774	63,971	565,803	412,392
P/F EXPENSES LONG POINT	PV-PD	0	0	0	0	0	954,085	(954,085)	(779,559)
P/F EXPENSES LONG POINT	PV-BP	0	0	0	0	0	932,052	(932,052)	(709,276)
P/F EXPENSES LONG POINT	PB-BP	0	0	0	0	0	71,929	(71,929)	(49,880)

PROVED PRODUCING		201,678	7,682	53,945	1,816	15,762,685	2,349,993	13,412,692	12,658,197
PROVED BEHIND PIPE		72,768	3,032	19,464	717	6,042,641	2,674,145	3,368,496	2,640,713

TOTAL PROVED		274,446	10,714	73,409	2,532	21,805,327	5,024,139	16,781,188	15,298,910
TOTAL PROBABLE		7,584	316	2,029	75	629,774	135,900	493,874	362,511

LAKE LERY WEST PLAQUEMINES PARISH, LOUISIANA
DELACROIX 48 #1 (SAINT) (CIB OP)	PV-PD	0	0	0	0	0	0	0	0
EVANS #1 (SAINT) ( CIB O)	PV-PD	0	0	0	0	0	0	0	0
LAKE LERY WEST ABAN COSTS	PV-PD	0	0	0	0	0	281,250	(281,250)	(254,608)

TOTAL PROVED		0	0	0	0	0	281,250	(281,250)	(254,608)

MAIN PASS BLOCK 138 LOUISIANA
OCS 16500 #G-1 (M-3A FBA2ST2)	PV-PD	30,566	28	23,483	22	2,688,311	429,482	2,258,829	2,074,657
OCS 16500 #G-1 (M-2 FBA2ST2)	PV-BP	5,100	2,556	3,919	1,964	7,034,063	1,010,855	6,023,208	4,089,983
OCS 16500 #G-1 (M-2 FBA2ST2)	PB-BP	991	392	761	301	1,097,688	52,963	1,044,726	602,276
OCS 16500 #G-2 (M-9)	PV-PD	24,601	32	18,900	24	2,186,987	318,158	1,868,829	1,757,361
OCS 16500 #G-2 (M-9)	PB-PD	24,400	31	18,745	24	2,169,054	315,717	1,853,337	1,542,515
OCS 16500 #G-2 (M-9)	PS-PD	24,400	31	18,746	24	2,169,086	317,429	1,851,657	1,367,798
OCS 16500 #G-2 (M-8)	PV-BP	222,909	156	171,254	120	19,477,958	737,934	18,740,023	14,561,976
OCS 16500 #G-2 (M-13)	PV-BP	796	205	612	157	597,267	445,896	151,371	85,151
OCS 16500 #G-2 (M-7)	PV-BP	2,206	496	1,695	381	1,469,181	342,545	1,126,636	616,713
OCS 16500 #G-3 (M-4 FB6)	PV-DP	0	0	0	0	0	0	0	0
OCS 16500 #G-3 (M-3A FB6)	PV-PD	563,647	507	433,031	390	49,541,169	1,008,815	48,532,354	41,967,922
OCS 16500 #G-3 (M-2B FB6)	PV-BP	1,000	382	768	293	1,071,605	334,730	736,875	415,095
OCS 16500 #G-4 (M-9 FBB)	PV-PD	26,736	34	20,540	26	2,376,755	409,534	1,967,221	1,809,261
P/F EXPENSES - MP 138 G (FIXED & ABAND)	PV-PD	0	0	0	0	0	8,320,939	(8,320,939)	(6,088,181)
P/F EXPENSES - MP 138 G (FIXED & ABAND)	PV-BP	0	0	0	0	0	6,681,365	(6,681,365)	(4,288,678)
P/F EXPENSES - MP 138 G (FIXED & ABAND)	PB-BP	0	0	0	0	0	4,298	(4,298)	(2,296)

PROVED PRODUCING		645,551	601	495,955	462	56,793,221	10,486,928	46,306,294	41,521,020
PROVED BEHIND PIPE		232,012	3,795	178,247	2,916	29,650,074	9,553,326	20,096,748	15,480,239

TOTAL PROVED		877,563	4,397	674,202	3,378	86,443,295	20,040,253	66,403,042	57,001,259
PROBABLE PRODUCING		24,400	31	18,745	24	2,169,054	315,717	1,853,337	1,542,515
PROBABLE BEHIND PIPE		991	392	761	301	1,097,688	57,261	1,040,428	599,980

TOTAL PROBABLE		25,391	424	19,507	326	3,266,742	372,978	2,893,764	2,142,494
TOTAL POSSIBLE		24,400	31	18,746	24	2,169,086	317,429	1,851,657	1,367,798

MAIN PASS BLOCK 255 LOUISIANA
OCS 07825 #A-5 (7900)	PV-PD	673	1,684	182	413	1,949,588	332,248	1,617,340	1,448,361
OCS 07825 #A-6 (7750)	PV-PD	0	0	0	0	0	0	0	0
P/F EXPENSES - MP 255 (FIXED & ABAND)	PV-PD	0	0	0	0	0	2,993,702	(2,993,702)	(2,329,496)

TOTAL PROVED		673	1,684	182	413	1,949,588	3,325,950	(1,376,362)	(881,135)

MAIN PASS BLOCK 259 (PABST) LOUISIANA
OCS 07827 #A-01 (MP 259) (10,000’ FB N)	PV-DP	0	0	0	0	0	0	0	0
OCS 07827 #A-02 (MP 259) (10,300’ FB SW)	PV-PD	0	0	0	0	0	0	0	0
OCS 07827 #A-03 (MP 259) (10,000’ FB N)	PV-PD	0	0	0	0	0	0	0	0
OCS 07827 #A-04 (MP 259) (10,300’ FB NW)	PV-PD	0	0	0	0	0	0	0	0
OCS 07827 #A-07 (MP 259) (TEX-W6 FBSW)	PV-DP	0	0	0	0	0	0	0	0
OCS 07827 #A-07 (MP 259) (TEX-W5 FBSW)	PV-BP	0	0	0	0	0	0	0	0
OCS 07827 #A-07 (MP 259) (TEX-W4 FBSW)	PV-BP	0	0	0	0	0	0	0	0
P/F EXPENSES - MP 259 (FIXED COSTS)	PV-PD	0	0	0	0	0	6,953,916	(6,953,916)	(6,322,989)
P/F EXPENSES - MP 259 (FIXED COSTS)	PV-BP	0	0	0	0	0	0	0	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 10 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV AFTER PROD TAX		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS		TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

MAIN PASS BLOCK 259 (PABST) (CONT.) LOUISIANA

PROVED PRODUCING		0	0	0	0	0	6,953,916	(6,953,916)	(6,322,989)
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	6,953,916	(6,953,916)	(6,322,989)

MAIN PASS BLOCK 264 LOUISIANA
OCS 14585 #A-2 (11500’)	PV-PD	33,966	1,887	7,076	391	2,104,406	275,789	1,828,617	1,698,472
OCS 14585 #A-2 (11400’)	PV-BP	53,625	2,145	11,172	444	2,745,740	262,340	2,483,400	1,897,894
OCS 14585 #A-3 (10700’)	PV-BP	52,000	2,080	10,833	431	2,662,543	1,217,363	1,445,180	1,292,187
OCS 14585 #A-3 (10550’)	PV-BP	22,200	1,110	4,625	230	1,290,169	186,484	1,103,685	903,546
P/F EXPENSES - MP 264 (FIXED & ABAND)	PV-PD	0	0	0	0	0	673,074	(673,074)	(495,573)
P/F EXPENSES - MP 264 (FIXED & ABAND)	PV-BP	0	0	0	0	0	1,098,176	(1,098,176)	(782,621)

PROVED PRODUCING		33,966	1,887	7,076	391	2,104,406	948,863	1,155,543	1,202,899
PROVED BEHIND PIPE		127,825	5,335	26,630	1,105	6,698,452	2,764,362	3,934,090	3,311,006

TOTAL PROVED		161,791	7,222	33,706	1,496	8,802,858	3,713,226	5,089,632	4,513,905

MAIN PASS BLOCK 275 LOUISIANA
OCS 15395 #A-3 (10800’)	PV-PD	4,334	321	1,625	120	588,112	193,189	394,923	379,367
OCS 15395 #A-3 (10800’)	PB-PD	10,781	799	4,043	299	1,463,028	476,328	986,700	832,798
OCS 15395 #A-3 (10800’)	PS-PD	11,030	817	4,136	305	1,496,881	495,185	1,001,695	700,426
OCS 15395 #A-3 (10600’)	PV-BP	5,427	543	2,035	203	915,799	250,851	664,948	586,941
OCS 15395 #A-3 (10600’)	PB-BP	7,459	746	2,797	279	1,258,708	266,041	992,667	535,785
P/F ABANDONMENT- MP 275 (ABAND)	PV-PD	0	0	0	0	0	51,234	(51,234)	(38,976)
P/F ABANDONMENT - MP 275 (ABAND)	PV-BP	0	0	0	0	0	86,266	(86,266)	(65,625)

PROVED PRODUCING		4,334	321	1,625	120	588,112	244,424	343,688	340,391
PROVED BEHIND PIPE		5,427	543	2,035	203	915,799	337,116	578,683	521,316

TOTAL PROVED		9,760	864	3,660	323	1,503,911	581,540	922,371	861,707
PROBABLE PRODUCING		10,781	799	4,043	299	1,463,028	476,328	986,700	832,798
PROBABLE BEHIND PIPE		7,459	746	2,797	279	1,258,708	266,041	992,667	535,785

TOTAL PROBABLE		18,240	1,544	6,840	577	2,721,736	742,368	1,979,367	1,368,583
TOTAL POSSIBLE		11,030	817	4,136	305	1,496,881	495,185	1,001,695	700,426

MISSISSIPPI CANYON BLOCK 357 LOUISIANA
OCS 10988 #2 S/T (BUL 1 V-1)	PV-PD	0	0	0	0	0	2,071,300	(2,071,300)	(1,970,488)
OCS 10988 #2 S/T (Q)	PV-UD	0	0	0	0	0	0	0	0

PROVED PRODUCING		0	0	0	0	0	2,071,300	(2,071,300)	(1,970,488)
PROVED UNDEVELOPED		0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	2,071,300	(2,071,300)	(1,970,488)

MOBILE BLOCK 863 LOUISIANA
OCS 05748 #3 (NORPHLET)	PV-DP	0	0	0	0	0	753,650	(753,650)	(682,260)

MOUND POINT IBERIA PARISH, LOUISIANA
MOUND POINT SL 340 ABANDONMENT	PV-PD	0	0	0	0	0	566,685	(566,685)	(539,104)

MUSTANG ISLAND BLOCK 782 TEXAS
OCS 10147 #A-01 (4150’ STRINGERS)	PV-DP	0	0	0	0	0	0	0	0
OCS 10147 #A-02 (AMPH B)	PV-PD	0	0	0	0	0	1,480,700	(1,480,700)	(1,340,439)
OCS 10147 #A-02 (AMPH B)	PB-PD	0	0	0	0	0	0	0	0

PROVED PRODUCING		0	0	0	0	0	1,480,700	(1,480,700)	(1,340,439)

TOTAL PROVED		0	0	0	0	0	1,480,700	(1,480,700)	(1,340,439)
TOTAL PROBABLE		0	0	0	0	0	0	0	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 11 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV AFTER PROD TAX		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS		TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

MYETTE PT NW ST. MARY PARISH, LOUISIANA
SL 14519 #1 (L-1 B)	PV-PD	21,350	1,423	8,308	554	2,624,838	458,212	2,166,625	1,808,477
SL 14520 #2 (L 1 B)	PV-PD	29,309	1,853	11,405	721	3,474,024	488,162	2,985,862	2,473,101
SL 14914 #3 (L-2B / PLAN 6)	PV-PD	0	0	0	0	0	0	0	0
MYETTE PT NW FIXED & ABAN COSTS (FIXED	PV-PD	0	0	0	0	0	4,189,565	(4,189,565)	(2,920,619)

TOTAL PROVED		50,659	3,276	19,713	1,275	6,098,862	5,135,940	962,922	1,360,959

NORTH PADRE ISLAND BLOCK 883L/899L KLEBERG COUNTY, TEXAS
SL 96146 #3L (MARG TEX 1A)	PV-PD	45,203	532	12,098	142	1,522,151	155,915	1,366,236	1,181,428
SL 96146 #3L (MARG TEX 1B)	PV-BP	22,091	1,473	5,912	394	1,781,707	151,241	1,630,466	1,099,800
SL 96146 #3L (MARG TEX 1B)	PB-BP	10,024	668	2,683	179	808,424	46,843	761,582	477,778
SL 96146 #3L (MARG TEX 1B)	PS-BP	9,885	659	2,646	176	797,284	42,736	754,548	455,986
SL 96146 #3U (TOP FRIO)	PV-DP	0	0	0	0	0	0	0	0
SL 96146 #A-1 (TOP FRIO)	PV-PD	0	0	0	0	0	0	0	0
SL 96146 #A-2 (MARG TEX 1A)	PV-PD	0	0	0	0	0	0	0	0
P/F EXPENSES - NPI 883 (FIXED COSTS)	PV-PD	0	0	0	0	0	1,254,448	(1,254,448)	(926,159)
P/F EXPENSES - NPI 883 (FIXED COSTS)	PV-BP	0	0	0	0	0	831,830	(831,830)	(498,205)
P/F EXPENSES - NPI883 (FIXED COSTS)	PB-BP	0	0	0	0	0	157,315	(157,315)	(95,428)
P/F EXPENSES - NPI 883 (FIXED COSTS)	PS-BP	0	0	0	0	0	132,191	(132,191)	(75,102)

PROVED PRODUCING		45,203	532	12,098	142	1,522,151	1,410,363	111,788	255,269
PROVED BEHIND PIPE		22,091	1,473	5,912	394	1,781,707	983,071	798,636	601,595

TOTAL PROVED		67,294	2,005	18,010	536	3,303,858	2,393,434	910,424	856,864
TOTAL PROBABLE		10,024	668	2,683	179	808,424	204,158	604,266	382,350
TOTAL POSSIBLE		9,885	659	2,646	176	797,284	174,926	622,358	380,884

NORTH PADRE ISLAND BLOCK A-009 TEXAS
OCS 18863 #A-01 (B1 SAND)	PV-PD	28	138	11	57	177,824	78,951	98,873	97,227
OCS 18863 #A-01 (B6 SAND)	PV-BP	0	0	0	0	0	0	0	0
OCS 18863 #A-01 (B6 SAND)	PB-BP	0	518	0	213	664,412	398,828	265,584	238,549
OCS 18863 #A-02 (TEX-L3)	PV-DP	0	0	0	0	0	0	0	0
OCS 18863 #A-02 (TEX L-2)	PV-PD	0	528	0	204	636,205	238,691	397,513	382,050
OCS 18863 #A-02 (TEX L-1)	PV-BP	0	0	0	0	0	0	0	0
OCS 23132 #B-01 (DISC 2)	PV-PD	0	303	0	117	360,616	160,272	200,344	192,033
P/F EXPENSES- NPI A-09 (FIXED & ABAND)	PV-PD	0	0	0	0	0	3,256,913	(3,256,913)	(2,743,476)
P/F EXPENSES- NPI A-09 (FIXED COSTS)	PB-BP	0	0	0	0	0	144,739	(144,739)	(129,922)

PROVED PRODUCING		28	969	11	378	1,174,645	3,734,828	(2,560,183)	(2,072,165)
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		28	969	11	378	1,174,645	3,734,828	(2,560,183)	(2,072,165)
TOTAL PROBABLE		0	518	0	213	664,412	543,567	120,846	108,627

OUTSIDE ISLAND (LIBERTY CANAL) VERMILION PARISH, LOUISIANA
JASON GUIDRY 28 #1 (TRAHAN A FB A)	PV-PD	12,688	436	3,499	120	738,291	435,340	302,951	312,957
JASON GUIDRY 28 #1ST (TRAHAN B FB B)	PB-UD	155,160	2,586	42,783	713	6,532,850	3,237,715	3,295,134	2,711,673
JASON GUIDRY 28 #1ST (TRAHAN A FB B)	PB-UD	170,865	3,797	47,114	1,047	8,056,003	218,189	7,837,814	6,196,292
JASON GUIDRY 28 #1ST (TRAHAN A FB B)	PS-UD	17,460	388	4,814	107	823,210	13,046	810,164	621,831

TOTAL PROVED		12,688	436	3,499	120	738,291	435,340	302,951	312,957
TOTAL PROBABLE		326,025	6,383	89,897	1,760	14,588,853	3,455,905	11,132,948	8,907,964
TOTAL POSSIBLE		17,460	388	4,814	107	823,210	13,046	810,164	621,831

OUTSIDE ISLAND (ZIGLER CANAL) VERMILION PARISH, LOUISIANA
VPSB #1 ST2 (ZIGLER CANAL) (13400’ SAND)	PV-SI	0	0	0	0	0	0	0	0

RICEVILLE VERMILION PARISH, LOUISIANA
BAKER 1 STK 3 (MIOGYP RA SUA 402)	PV-PD	62,562	3,390	2,740	148	790,791	77,349	713,441	616,680

ROANOKE E JEFFERSON DAVIS PARISH, LOUISIANA
HBY RA SUB BRIESKE 1 1453	PV-PD	0	0	0	0	0	0	0	0
HBY RA SUJ SIMON 1 1455 (HACKBERRY)	PV-PD	5,344	890	2,004	297	1,448,959	491,443	957,516	914,755
HBY RA SUJ SIMON 1 1455 (HACKBERRY)	PB-PD	3,071	511	1,152	171	832,683	224,898	607,785	498,658

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 12 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		----100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS	AFTER PROD TAX	TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

ROANOKE E (CONT.) JEFFERSON DAVIS PARISH, LOUISIANA
HBY RA SUJ SIMON 1 1455 (HACKBERRY)	PS-PD	2,735	455	1,026	152	741,601	223,925	517,676	384,513

TOTAL PROVED		5,344	890	2,004	297	1,448,959	491,443	957,516	914,755
TOTAL PROBABLE		3,071	511	1,152	171	832,683	224,898	607,785	498,658
TOTAL POSSIBLE		2,735	455	1,026	152	741,601	223,925	517,676	384,513

SHIP SHOAL BLOCK 058 LOUISIANA
OCS 07746 #A-1 (9000’)	PV-BP	18,700	935	13,464	530	3,266,383	3,524,577	(258,194)	(124,731)
OCS 07746 #A-2 (9500’/9800’)	PV-PD	69,043	32	48,560	18	5,392,866	6,615,175	(1,222,308)	(334,671)
OCS 07746 #A-2 (9500’/9800’)	PB-PD	30,815	14	21,673	8	2,406,938	1,825,702	581,236	457,223

PROVED PRODUCING		69,043	32	48,560	18	5,392,866	6,615,175	(1,222,308)	(334,671)
PROVED BEHIND PIPE		18,700	935	13,464	530	3,266,383	3,524,577	(258,194)	(124,731)

TOTAL PROVED		87,743	967	62,024	548	8,659,249	10,139,752	(1,480,502)	(459,403)
TOTAL PROBABLE		30,815	14	21,673	8	2,406,938	1,825,702	581,236	457,223

SHIP SHOAL BLOCK 069 LOUISIANA
OCS 03577 #03 (11200’ UPR)	PV-PD	21,678	3	13,549	2	1,518,376	225,985	1,292,391	1,210,398
OCS 03577 #04 (11850’)	PV-PD	10,722	3	6,701	2	755,333	226,026	529,307	494,781
OCS 03577 #04 (11200’ LWR)	PV-BP	112,200	138	70,125	86	8,130,691	2,332,021	5,798,669	4,373,519
OCS 03577 #04 (11200’ LWR)	PB-BP	0	0	0	0	0	0	0	0
OCS 03577 #04 (11200’ UPR)	PV-BP	476,831	584	298,019	364	34,547,740	768,869	33,778,871	18,755,733
OCS 03577 #06ST (11500’)	PV-PD	412	0	257	0	28,743	6,070	22,673	22,624
OCS 03577 #06ST (11400’)	PV-BP	196,596	236	122,872	147	14,233,583	623,603	13,609,980	12,202,469
OCS 03577 #06ST (11200’ LWR)	PV-BP	80,548	97	50,342	60	5,832,428	435,196	5,397,232	3,670,564
OCS 03577 #16 (12500/12600)	PV-PD	14,479	0	9,050	0	1,010,662	225,804	784,858	738,804
OCS 03577 #16 (11800’)	PV-BP	44,500	54	27,813	34	3,223,088	2,078,791	1,144,297	869,028
OCS 03577 #16 (10650’ SOUTH)	PV-BP	221,900	249	138,687	155	16,027,589	768,407	15,259,182	10,238,588
OCS 06736 #02ST (11500)	PV-PD	0	0	0	0	0	0	0	0
OCS 06736 #5 S/T (9850’)	PV-PD	7,766	7	4,854	4	557,471	226,299	331,172	312,080
OCS 06736 #6 (10450’ UPR)	PV-DP	0	0	0	0	0	0	0	0
OCS 06736 #6 (BF-2A)	PV-BP	82,100	277	51,312	173	6,335,989	451,522	5,884,467	5,505,822
OCS 06736 #6 (9850’)	PV-BP	140,600	144	87,875	90	10,125,123	659,706	9,465,417	6,984,342
OCS 06736 #6 (9850’)	PB-BP	10,200	10	6,375	7	734,540	18,238	716,301	492,220
SS 069 - P/F EXPENSES (FIXED & ABAND)	PV-PD	0	0	0	0	0	897,549	(897,549)	(696,599)
SS 069 - P/F EXPENSES (FIXED & ABAND)	PV-BP	0	0	0	0	0	27,154,251	(27,154,251)	(16,047,526)

PROVED PRODUCING		55,057	13	34,411	8	3,870,585	1,807,733	2,062,852	2,082,087
PROVED BEHIND PIPE		1,355,274	1,778	847,046	1,108	98,456,231	35,272,367	63,183,864	46,552,540

TOTAL PROVED		1,410,331	1,792	881,457	1,116	102,326,815	37,080,099	65,246,716	48,634,627
TOTAL PROBABLE		10,200	10	6,375	7	734,540	18,238	716,301	492,220

SHIP SHOAL BLOCK 076 LOUISIANA
OCS 15276 #3ST1 (BIG 3-A MID)	PV-PD	74,606	189	40,474	102	4,790,713	1,633,885	3,156,828	2,980,324
OCS 15276 #3ST1 (BIG 3-A MID)	PB-PD	28,506	72	15,464	39	1,830,472	1,162,636	667,836	558,242
OCS 15276 #3ST1 (BIG 3-A MID)	PS-PD	8,227	21	4,463	11	528,270	488,596	39,674	30,867
OCS 15276 #3ST1 (BIG 3-A LWR)	PV-BP	17,949	32	9,737	17	1,128,368	958,520	169,847	141,070
OCS 15276 #3ST1 (BIG 3-A UPR)	PV-BP	1,112,340	1,323	603,445	715	68,690,926	8,254,303	60,436,622	41,791,965
OCS 15276 #3ST1 (BIG 3-A UPR)	PB-BP	531,304	632	288,232	342	32,809,876	2,175,451	30,634,425	11,627,925
SS 076 - P/F ABANDONMENT	PV-PD	0	0	0	0	0	45,027	(45,027)	(20,821)
SS 076 - P/F ABANDONMENT	PV-BP	0	0	0	0	0	656,223	(656,223)	(303,436)

PROVED PRODUCING		74,606	189	40,474	102	4,790,713	1,678,912	3,111,801	2,959,503
PROVED BEHIND PIPE		1,130,289	1,356	613,182	733	69,819,293	9,869,046	59,950,247	41,629,599

TOTAL PROVED		1,204,895	1,545	653,656	835	74,610,007	11,547,959	63,062,048	44,589,102
PROBABLE PRODUCING		28,506	72	15,464	39	1,830,472	1,162,636	667,836	558,242
PROBABLE BEHIND PIPE		531,304	632	288,232	342	32,809,876	2,175,451	30,634,425	11,627,925

TOTAL PROBABLE		559,810	704	303,697	381	34,640,348	3,338,088	31,302,260	12,186,167
TOTAL POSSIBLE		8,227	21	4,463	11	528,270	488,596	39,674	30,867

SHIP SHOAL BLOCK 149 LOUISIANA
OCS 00434 #C-19 (K-1A SAND)	PV-DP	0	0	0	0	0	95,175	(95,175)	(86,159)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 13 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		----100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS	AFTER PROD TAX	TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

SHIP SHOAL BLOCK 159 LOUISIANA
OCS 11984 #1 ST (6,100’ SAND)	PV-PD	2,052	821	515	205	727,716	328,295	399,421	371,360
OCS 11984 #1 ST (6,100’ SAND)	PB-PD	1,563	625	392	156	554,301	337,341	216,961	181,452
OCS 11984 #1 ST (4,900’ SAND (FR))	PV-BP	1,944	1,676	487	419	1,425,535	325,941	1,099,594	847,547
OCS 11984 #1 ST (4,900’ SAND (FR))	PB-BP	99	85	25	21	72,635	21,307	51,328	(79,194)
P/F ABANDONMENT SS 159	PV-PD	0	0	0	0	0	79,113	(79,113)	(50,547)
P/F ABANDONMENT SS 159	PV-BP	0	0	0	0	0	217,795	(217,795)	(139,155)

PROVED PRODUCING		2,052	821	515	205	727,716	407,408	320,308	320,813
PROVED BEHIND PIPE		1,944	1,676	487	419	1,425,535	543,736	881,799	708,391

TOTAL PROVED		3,996	2,497	1,002	624	2,153,251	951,144	1,202,107	1,029,204
PROBABLE PRODUCING		1,563	625	392	156	554,301	337,341	216,961	181,452
PROBABLE BEHIND PIPE		99	85	25	21	72,635	21,307	51,328	(79,194)

TOTAL PROBABLE		1,662	711	417	178	626,937	358,648	268,289	102,258

SHIP SHOAL BLOCK 188 LOUISIANA
P&A EXPENSES - SS 188 (ABAND COSTS)	PV-PD	0	0	0	0	0	693,751	(693,751)	(659,986)

SHIP SHOAL BLOCK 274 LOUISIANA
OCS 01036 #B-4 (B-6)	PV-PD	115	92	55	41	142,931	85,128	57,804	55,932
OCS 01036 #B-4 (B-6)	PB-PD	290	232	139	102	358,841	215,984	142,857	123,578
OCS 01036 #B-6ST1 (CRIS 3A)	PV-PD	49,828	130	23,918	57	2,743,245	250,794	2,492,451	2,316,074
OCS 01036 #B-6ST1 (CRIS 3A)	PB-PD	33,445	87	16,053	38	1,840,967	168,685	1,672,281	1,373,366
OCS 01036 #B-6ST1 (CRIS 3A)	PS-PD	33,445	87	16,054	38	1,840,752	169,322	1,671,430	1,246,122
OCS 01036 #B-6ST1 (G)	PV-BP	9,916	2,479	4,760	1,091	4,188,067	473,131	3,714,936	2,792,544
OCS 01036 #B-6ST1 (G)	PB-BP	8,276	2,069	3,972	910	3,495,405	226,620	3,268,785	1,665,561
OCS 01036 #B-6ST1 (G)	PS-BP	8,364	2,091	4,015	920	3,532,573	230,500	3,302,073	1,105,580
OCS 01036 #B-6ST1 (STRAY B)	PV-BP	1,518	253	729	111	453,318	148,496	304,822	189,348
OCS 01036 #B-6ST1 (STRAY B)	PB-BP	330	55	159	24	98,678	12,351	86,327	4,165
OCS 01036 #B-6ST1 (STRAY B)	PS-BP	432	72	207	32	128,877	17,497	111,380	5,638
OCS 01036 #B-6ST1 (STRAY A)	PV-BP	0	0	0	0	0	0	0	0
P/F Expenses - SS274 (FIXED & ABAND)	PV-PD	0	0	0	0	0	965,610	(965,610)	(800,697)
P/F Expenses - SS274 (FIXED & ABAND)	PV-BP	0	0	0	0	0	1,460,962	(1,460,962)	(982,824)
P/F Expenses - SS274 (FIXED COSTS)	PB-BP	0	0	0	0	0	883,050	(883,050)	(478,918)
P/F Expenses - SS274 (FIXED COSTS)	PS-BP	0	0	0	0	0	874,284	(874,284)	(376,225)

PROVED PRODUCING		49,944	222	23,973	98	2,886,177	1,301,532	1,584,645	1,571,309
PROVED BEHIND PIPE		11,434	2,732	5,488	1,202	4,641,385	2,082,589	2,558,796	1,999,068

TOTAL PROVED		61,378	2,954	29,461	1,300	7,527,562	3,384,121	4,143,441	3,570,377
PROBABLE PRODUCING		33,734	319	16,192	140	2,199,808	384,670	1,815,138	1,496,944
PROBABLE BEHIND PIPE		8,606	2,124	4,131	935	3,594,083	1,122,021	2,472,062	1,190,807

TOTAL PROBABLE		42,341	2,443	20,324	1,075	5,793,891	1,506,691	4,287,200	2,687,751
POSSIBLE PRODUCING		33,445	87	16,054	38	1,840,752	169,322	1,671,430	1,246,122
POSSIBLE BEHIND PIPE		8,796	2,163	4,222	952	3,661,450	1,122,281	2,539,168	734,993

TOTAL POSSIBLE		42,241	2,250	20,275	990	5,502,201	1,291,603	4,210,598	1,981,115

SHIP SHOAL BLOCK 296 LOUISIANA
G-15303 A-3 (ANG B-3A)	PV-DP	0	0	0	0	0	1,620,320	(1,620,320)	(1,541,458)

SHIP SHOAL BLOCK 322 LOUISIANA
P&A EXPENSES - SS322 (ABAND COSTS)	PV-DP	0	0	0	0	0	3,450,198	(3,450,198)	(3,262,691)

SOUTH BELLE ISLE (PT. CHEVREUIL) ST. MARY PARISH, LOUISIANA
SL 18350 #1 (CIB OP 14OOO’ FB A)	PV-PD	68,208	1,451	11,936	254	1,969,248	1,129,709	839,539	790,021
SL 18350 #1 ST (Attic) (CIB OP 14OOO’ FB A)	PV-UD	551,880	11,038	96,579	1,932	15,540,734	5,021,033	10,519,702	6,962,780
SL 18350 #1 ST (Attic) (CIB OP 14OOO’ FB A)	PB-UD	443,040	8,861	77,532	1,551	12,475,772	1,792,041	10,683,731	5,301,106
ABANDONMENT PT. CHEVREUIL	PV-PD	0	0	0	0	0	14,798	(14,798)	(7,434)
ABANDONMENT PT. CHEVREUIL	PV-UD	0	0	0	0	0	185,202	(185,202)	(93,037)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 14 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		----100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV TYPE (A)	(BARRELS) OIL/COND	(MMCF) GAS	(BARRELS) OIL/COND	(MMCF) SALES GAS	AFTER PROD TAX	TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%

SOUTH BELLE ISLE (PT. CHEVREUIL) (CONT.) ST. MARY PARISH, LOUISIANA

PROVED PRODUCING		68,208	1,451	11,936	254	1,969,248	1,144,508	824,740	782,587
PROVED UNDEVELOPED		551,880	11,038	96,579	1,932	15,540,734	5,206,234	10,334,500	6,869,742

TOTAL PROVED		620,088	12,489	108,515	2,186	17,509,982	6,350,742	11,159,240	7,652,329
TOTAL PROBABLE		443,040	8,861	77,532	1,551	12,475,772	1,792,041	10,683,731	5,301,106

SOUTH MARSH ISLAND BLOCK 017 LOUISIANA
OCS 12886 #B-1 (2750’)	PV-DP	0	0	0	0	0	423,000	(423,000)	(402,412)
OCS 12886 #B-1 (2500’)	PV-BP	0	0	0	0	0	0	0	0
OCS 12886 #B-1 (2150’)	PV-BP	0	0	0	0	0	0	0	0

PROVED BEHIND PIPE		0	0	0	0	0	0	0	0
PROVED DEPLETED		0	0	0	0	0	423,000	(423,000)	(402,412)

TOTAL PROVED		0	0	0	0	0	423,000	(423,000)	(402,412)

SOUTH MARSH ISLAND BLOCK 048 LOUISIANA
OCS 00787 #A-03 (BUL 16)	PV-DP	0	0	0	0	0	2,850,000	(2,850,000)	(2,586,940)
P&A EXPENSES - EI 179 ‘C’ (SMI 48) PF	PV-DP	0	0	0	0	0	3,500,000	(3,500,000)	(3,329,652)

TOTAL PROVED		0	0	0	0	0	6,350,000	(6,350,000)	(5,916,592)

SOUTH MARSH ISLAND BLOCK 141 LOUISIANA
OCS 02885 #B-02ST (B-4 FBA)	PV-PD	0	0	0	0	0	0	0	0
OCS 02885 #B-02ST (C-8 FBB)	PV-BP	0	0	0	0	0	0	0	0
OCS 02885 #B-03 (C-4 FBA)	PV-PD	0	0	0	0	0	0	0	0
OCS 02885 #B-03 (C-3 FBA)	PV-BP	1,286	2,571	848	1,512	6,221,047	1,305,470	4,915,577	4,572,226
OCS 02885 #B-03 (C-7 FBA)	PV-BP	145	255	96	150	617,310	261,492	355,818	296,906
OCS 02885 #B-03 (C-2/C-1 FBA)	PV-BP	428	856	282	504	2,071,550	914,225	1,157,325	903,465
OCS 02885 #B-03 (C-1 FBA)	PV-BP	0	0	0	0	0	0	0	0
OCS 02885 #B-03 (B-1 FBA)	PV-BP	246	819	162	482	1,970,655	555,174	1,415,481	1,001,775
OCS 02885 #B-04ST (B-1A FBA)	PV-PD	0	0	0	0	0	0	0	0
P/F EXPENSES - SMI 141 B (FIXED & ABAND)	PV-BP	0	0	0	0	0	10,076,395	(10,076,395)	(7,050,341)

PROVED PRODUCING		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		2,105	4,500	1,388	2,648	10,880,562	13,112,756	(2,232,194)	(275,969)

TOTAL PROVED		2,105	4,500	1,388	2,648	10,880,562	13,112,756	(2,232,194)	(275,969)

SOUTH MARSH ISLAND BLOCK 144 LOUISIANA
OCS 02885 #C-3DST (AB FBA)	PV-PD	0	0	0	0	0	1,881,125	(1,881,125)	(1,702,934)
OCS 02886 #C-1 (ABA FBA)	PV-PD	0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	1,881,125	(1,881,125)	(1,702,934)

SOUTH MARSH ISLAND BLOCK 146 LOUISIANA
P&A EXPENSES - SMI 146 (ABAND COSTS)	PV-DP	0	0	0	0	0	5,438,480	(5,438,480)	(5,164,774)

SOUTH MARSH ISLAND BLOCK 160/161 LOUISIANA
OCS 04433 #A-7 (IE FBE)	PV-PD	1,073	18	894	15	150,182	136,068	14,114	13,842
OCS 04809 #A-14 (IE FBC)	PV-PD	70,712	101	55,391	79	6,319,492	727,910	5,591,582	4,952,357
OCS 04809 #A-14 (IE FBC)	PV-BP	454,300	522	355,867	406	40,247,960	7,606,024	32,641,937	20,461,985
OCS 04809 #A-14 (IC FBC)	PV-BP	26,910	1,831	21,079	1,424	7,374,027	2,849,943	4,524,084	1,897,799
OCS 04809 #A-15 (IE LWR FBD)	PV-PD	64,022	35	50,150	27	5,565,419	590,787	4,974,632	4,484,503
OCS 04809 #A-15 (IE UPR FBD)	PV-BP	730,100	548	571,909	426	63,872,506	2,472,919	61,399,587	41,438,572
P/F EXPENSES - SMI 160/161 (FIXED & ABAND)	PV-PD	0	0	0	0	0	4,488,255	(4,488,255)	(3,640,161)
P/F EXPENSES - SMI 160/161 (FIXED & ABAND)	PV-BP	0	0	0	0	0	16,642,810	(16,642,810)	(8,095,340)

PROVED PRODUCING		135,806	154	106,435	121	12,035,093	5,943,020	6,092,073	5,810,541
PROVED BEHIND PIPE		1,211,310	2,901	948,855	2,256	111,494,494	29,571,696	81,922,798	55,703,016

TOTAL PROVED		1,347,116	3,055	1,055,290	2,377	123,529,587	35,514,716	88,014,871	61,513,557

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 15 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

SOUTH MARSH ISLAND BLOCK 211 (TIGER SHO) LOUISIANA
OCS 00310 #210ST (X-1 SAND)	PV-PD	0	0	0	0	0	0	0	0

SOUTH MARSH ISLAND BLOCK 212 LOUISIANA
OCS-G-00310 #228 (OPERC 1)	PV-PD	60,476	5,498	24,946	2,088	13,889,847	2,226,301	11,663,546	10,882,532
OCS-G-00310 #228 (RL-11.5)	PV-BP	108,630	3,621	44,810	1,375	12,249,202	2,785,395	9,463,807	7,544,576
OCS-G-00310 #228 (RL-11.5)	PB-BP	108,630	3,621	44,810	1,375	12,249,202	2,015,420	10,233,782	7,128,521
OCS-G-00310 #228 (RL-10.40)	PV-BP	1,037,650	41,506	428,031	15,760	131,053,267	15,445,397	115,607,870	67,780,287
OCS-G-00310 #228 (RL-10)	PB-BP	150,040	7,502	61,891	2,849	21,996,495	7,755,220	14,241,275	4,429,295
OCS-G-00310 #228 (RL-8)	PV-BP	66,660	2,222	27,497	844	7,516,633	1,681,884	5,834,748	1,933,781
OCS-G-00310 #228 (RL-8)	PB-BP	66,660	2,222	27,497	844	7,516,633	911,187	6,605,445	1,097,147
OCS-G-00310 #228 (RL-7)	PV-BP	172,740	5,758	71,255	2,186	19,478,294	3,130,469	16,347,826	4,475,021
OCS-G-00310 #228 (RL-7)	PB-BP	160,980	5,366	66,404	2,038	18,152,228	2,206,394	15,945,834	952,590
OCS-G-00310 #228ST (OPERC 2A & 2B)	PV-UD	315,520	25,142	130,152	9,547	65,275,223	19,104,953	46,170,271	9,135,981
OCS-G-00310 #229 (RL-10)	PV-PD	182,504	9,125	75,283	3,465	26,755,886	1,529,465	25,226,421	24,418,113
OCS-G-00310 #229 (RL-7)	PV-BP	135,960	4,532	56,083	1,721	15,330,953	2,630,789	12,700,164	10,550,827
OCS-G-00310 #229 (RL-7)	PB-BP	65,490	2,183	27,015	829	7,384,702	894,707	6,489,996	4,752,235
OCS-G-00310 #229 ST (UPR OPERC)	PB-UD	299,790	9,993	123,663	3,794	33,804,549	16,556,929	17,247,620	7,718,113
OCS-G-00310 #229 ST (UPR OPERC)	PS-UD	299,790	9,993	123,663	3,794	33,804,550	5,048,030	28,756,520	11,142,856
OCS-G-00310 #229 ST (RL-11.7)	PB-UD	97,350	3,245	40,157	1,232	10,977,260	2,571,991	8,405,270	2,800,459
OCS-G-00310 #229 ST (RL-11.7)	PS-UD	97,350	3,245	40,157	1,232	10,977,260	1,808,492	9,168,768	690,358
OCS-G-00310 #229 ST (RL-11.6)	PB-UD	175,530	5,851	72,406	2,222	19,792,897	4,027,965	15,764,932	4,165,604
OCS-G-00310 #229 ST (RL-11.6)	PS-UD	175,530	5,851	72,406	2,222	19,792,897	3,253,351	16,539,546	(113,453)
OCS-G-00310 #229 ST (RL-11)	PB-UD	66,120	2,204	27,274	837	7,455,742	1,993,431	5,462,311	1,109,795
OCS-G-00310 #229 ST (RL-11)	PS-UD	66,120	2,204	27,275	837	7,455,742	1,229,663	6,226,079	(240,235)
OCS-G-00310 #230 (OPERC 1)	PV-PD	12,724	1,060	5,249	403	2,726,692	1,059,987	1,666,705	1,587,210
OCS-G-00310 #230 (RL-11.5)	PV-BP	73,350	2,445	30,257	928	8,271,002	2,128,496	6,142,506	5,007,866
OCS-G-00310 #230 (RL-11.5)	PB-BP	73,350	2,445	30,257	928	8,271,002	1,361,059	6,909,943	5,150,291
OCS-G-00310 #230 (RL-10.4)	PV-BP	1,037,650	41,506	428,031	15,760	131,053,267	20,171,370	110,881,896	68,926,890
OCS-G-00310 #232 (RL-10.4)	PV-PD	88,036	4,095	36,315	1,555	12,282,911	1,580,321	10,702,590	10,460,793
OCS-G-00310 #232 (RL-7)	PS-BP	482,670	16,089	199,101	6,109	54,426,238	7,380,449	47,045,789	33,140,968
OCS-G-00310 #233 (RL-10)	PV-PD	35,376	3,538	13,742	1,265	8,266,323	1,155,291	7,111,032	6,685,958
OCS-G-00310 #233 (RL-10)	PB-PD	17,770	1,777	6,903	635	4,152,252	1,360,584	2,791,669	2,227,388
OCS-G-00310 LOC J (RL-10.4)	PS-UD	261,025	10,441	107,673	3,965	32,966,972	29,388,345	3,578,627	(427,758)
OCS-G-00310 LOC J (RL-10.0)	PS-UD	269,190	8,973	111,041	3,407	30,354,070	3,518,078	26,835,992	16,041,644
OCS-G-00310 LOC K (RL-10.4)	PS-UD	261,025	10,441	107,673	3,965	32,966,972	29,390,442	3,576,531	(395,280)
OCS-G-00310 LOC L (RL-10.4)	PS-UD	261,050	10,442	107,683	3,965	32,970,130	29,388,770	3,581,360	(204,845)
GAS PROCESSING &	PV-PD	0	0	0	0	0	4,671,867	(4,671,867)	(4,070,791)
GAS PROCESSING &	PV-BP	0	0	0	0	0	14,640,967	(14,640,967)	(8,065,851)
GAS PROCESSING &	PV-UD	0	0	0	0	0	3,241,069	(3,241,069)	(636,021)
GAS PROCESSING AND	PB-BP	0	0	0	0	0	8,476,907	(8,476,907)	(2,200,016)
GAS PROCESSING AND	PB-UD	0	0	0	0	0	2,736,832	(2,736,832)	(589,797)
GAS PROCESSING AND	PS-BP	0	0	0	0	0	7,599,168	(7,599,168)	(2,540,560)
GAS PROCESSING AND	PS-UD	0	0	0	0	0	5,517,208	(5,517,208)	(1,658,305)

PROVED PRODUCING		379,117	23,316	155,535	8,775	63,921,658	12,223,232	51,698,427	49,963,816
PROVED BEHIND PIPE		2,632,640	101,590	1,085,964	38,574	324,952,618	62,614,767	262,337,851	158,153,398
PROVED UNDEVELOPED		315,520	25,142	130,152	9,547	65,275,223	22,346,022	42,929,201	8,499,961

TOTAL PROVED		3,327,278	150,048	1,371,651	56,896	454,149,499	97,184,021	356,965,478	216,617,175

PROBABLE PRODUCING		17,770	1,777	6,903	635	4,152,252	1,360,584	2,791,669	2,227,388
PROBABLE BEHIND PIPE		625,150	23,339	257,874	8,862	75,570,262	23,620,894	51,949,368	21,310,064
PROBABLE UNDEVELOPED		638,790	21,293	263,501	8,085	72,030,448	27,887,147	44,143,301	15,204,174

TOTAL PROBABLE		1,281,710	46,409	528,278	17,582	151,752,963	52,868,625	98,884,338	38,741,626

POSSIBLE BEHIND PIPE		482,670	16,089	199,101	6,109	54,426,238	14,979,617	39,446,621	30,600,408
POSSIBLE UNDEVELOPED		1,691,080	61,590	697,571	23,386	201,288,593	108,542,379	92,746,214	24,834,982

TOTAL POSSIBLE		2,173,750	77,679	896,672	29,495	255,714,831	123,521,997	132,192,835	55,435,391

SOUTH MARSH ISLAND BLOCK 217 LOUISIANA
G-00310 #223 (13900’ (ROB L-8))	PV-PD	12,313	251	3,487	66	731,464	311,136	420,328	403,435
G-00310 #223 (13700’ (RL-7.7))	PS-BP	59,250	5,925	16,780	1,545	10,093,765	1,524,036	8,569,729	7,264,854
G-00310 #227 (RL-10.0)	PV-SI	0	0	0	0	0	0	0	0
G-00310 #234 ST (GYRO 1 FB A/B - NORTH)	PV-UD	86,325	17,265	33,533	6,769	38,569,676	31,655,803	6,913,873	638,525
G-00310 #234 ST (GYRO 1 FB A/B - NORTH)	PB-UD	37,165	7,433	14,437	2,914	16,605,178	2,656,076	13,949,102	7,466,462
P/F ABANDONMENT SMI 217	PV-PD	0	0	0	0	0	138,955	(138,955)	(63,729)
P/F ABANDONMENT SMI 217	PV-UD	0	0	0	0	0	1,096,142	(1,096,142)	(502,725)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 16 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

SOUTH MARSH ISLAND BLOCK 217 (CONT.) LOUISIANA

PROVED PRODUCING		12,313	251	3,487	66	731,464	450,091	281,373	339,706
PROVED SHUT-IN		0	0	0	0	0	0	0	0
PROVED UNDEVELOPED		86,325	17,265	33,533	6,769	38,569,676	32,751,946	5,817,731	135,799

TOTAL PROVED		98,638	17,516	37,020	6,835	39,301,141	33,202,037	6,099,104	475,505
TOTAL PROBABLE		37,165	7,433	14,437	2,914	16,605,178	2,656,076	13,949,102	7,466,462
TOTAL POSSIBLE		59,250	5,925	16,780	1,545	10,093,765	1,524,036	8,569,729	7,264,854

SOUTH MARSH ISLAND BLOCK 224 LOUISIANA
JB MOUNTAIN DEEP	PV-DP	0	0	0	0	0	125,000	(125,000)	(113,159)

SOUTH MARSH ISLAND BLOCK 230 LOUISIANA
Davy Jones Abandonment (BAC)	PV-PD	0	0	0	0	0	5,037,120	(5,037,120)	(4,559,974)

SOUTH MARSH ISLAND BLOCK 239 LOUISIANA
OCS 00310 #217 (BAC)	PV-DP	0	0	0	0	0	106,796	(106,796)	(96,680)

SOUTH MARSH ISLAND BLOCK 249 LOUISIANA
P&A EXPENSES -SMI 249 (ABAND COSTS)	PV-DP	0	0	0	0	0	69,000	(69,000)	(62,464)

SOUTH PASS BLOCK 011 PLAQUEMINES PARISH, LOUISIANA
SL 00998 #192 (BB)	PV-PD	10,218	89	2,778	24	347,330	739,979	(392,649)	(307,745)
SL 00998 #192 (BB)	PB-PD	44,937	393	12,218	107	1,527,539	599,893	927,646	788,687
SL 00998 #192 (BB)	PS-PD	27,946	245	7,598	67	949,945	687,865	262,080	176,136
SL 00998 #193 (BB)	PV-DP	0	0	0	0	0	306,636	(306,636)	(261,144)

PROVED PRODUCING		10,218	89	2,778	24	347,330	739,979	(392,649)	(307,745)
PROVED DEPLETED		0	0	0	0	0	306,636	(306,636)	(261,144)

TOTAL PROVED		10,218	89	2,778	24	347,330	1,046,615	(699,285)	(568,889)
TOTAL PROBABLE		44,937	393	12,218	107	1,527,539	599,893	927,646	788,687
TOTAL POSSIBLE		27,946	245	7,598	67	949,945	687,865	262,080	176,136

SOUTH PELTO 09 LOUISIANA
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA)	PV-PD	53,316	2,604	15,342	680	5,805,923	1,201,514	4,604,409	4,322,662
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA)	PB-PD	40,833	2,475	11,750	647	5,205,228	694,349	4,510,879	3,775,809
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA)	PS-PD	27,240	2,110	7,838	551	4,196,289	662,209	3,534,079	2,621,130

TOTAL PROVED		53,316	2,604	15,342	680	5,805,923	1,201,514	4,604,409	4,322,662
TOTAL PROBABLE		40,833	2,475	11,750	647	5,205,228	694,349	4,510,879	3,775,809
TOTAL POSSIBLE		27,240	2,110	7,838	551	4,196,289	662,209	3,534,079	2,621,130

SOUTH TIMBALIER BLOCK 148 ‘B’ LOUISIANA
OCS 01898 #B-1ST1 (NN UPR)	PV-PD	0	0	0	0	0	0	0	0
OCS 01898 #B-7 (NH LWR)	PV-PD	25,106	107	13,201	51	1,711,981	545,707	1,166,274	1,137,129
OCS 01898 #B-7 (NH LWR)	PB-PD	29,106	124	15,304	59	1,984,747	815,165	1,169,583	1,068,368
OCS 01898 #B-7 (NH LWR)	PS-PD	29,106	124	15,304	59	1,984,747	1,242,882	741,865	616,069
OCS 01898 #B-7 (MJ)	PV-BP	126,400	361	66,463	171	8,215,466	1,735,049	6,480,417	5,771,584
OCS 01898 #B-7 (MD GAS CAP)	PV-BP	11,800	598	6,205	284	2,041,829	1,056,088	985,741	772,758
OCS 01898 #B-7 (MA)	PV-BP	26,000	1,235	13,671	586	4,312,231	993,591	3,318,641	2,408,110
OCS 01898 #B-7 (MA)	PB-BP	7,700	369	4,049	175	1,284,460	246,440	1,038,020	733,721
P/F ABANDONMENT- ST 148 B (ABAND)	PV-PD	0	0	0	0	0	293,658	(293,658)	(181,537)
P/F ABANDONMENT- ST 148 B (ABAND)	PV-BP	0	0	0	0	0	2,719,592	(2,719,592)	(1,681,231)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 17 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

SOUTH TIMBALIER BLOCK 148 ‘B’ (CONT.) LOUISIANA

PROVED PRODUCING		25,106	107	13,201	51	1,711,981	839,365	872,616	955,592
PROVED BEHIND PIPE		164,200	2,194	86,338	1,042	14,569,526	6,504,319	8,065,207	7,271,221

TOTAL PROVED		189,306	2,301	99,539	1,092	16,281,507	7,343,684	8,937,823	8,226,813

PROBABLE PRODUCING		29,106	124	15,304	59	1,984,747	815,165	1,169,583	1,068,368
PROBABLE BEHIND PIPE		7,700	369	4,049	175	1,284,460	246,440	1,038,020	733,721

TOTAL PROBABLE		36,806	493	19,353	234	3,269,207	1,061,605	2,207,603	1,802,090
TOTAL POSSIBLE		29,106	124	15,304	59	1,984,747	1,242,882	741,865	616,069

SOUTH TIMBALIER BLOCK 148 ‘D’ LOUISIANA
OCS 01898 #D-4ST (OD)	PV-PD	1,574	112	672	43	281,451	262,138	19,313	19,064
OCS 01898 #D-4ST (OC)	PV-BP	7,950	264	3,395	102	864,005	330,509	533,496	505,419
P/F ABANDONMENT - ST 148 D (ABAND)	PV-PD	0	0	0	0	0	60,975	(60,975)	(51,239)
P/F ABANDONMENT - ST 148 D (ABAND)	PV-BP	0	0	0	0	0	1,684,325	(1,684,325)	(1,415,403)

PROVED PRODUCING		1,574	112	672	43	281,451	323,113	(41,661)	(32,175)
PROVED BEHIND PIPE		7,950	264	3,395	102	864,005	2,014,834	(1,150,829)	(909,983)

TOTAL PROVED		9,524	376	4,067	145	1,145,457	2,337,947	(1,192,491)	(942,158)

SOUTH TIMBALIER BLOCK 148 ‘E’ LOUISIANA
OCS 01898 #6 (E-1) (KR FB6)	PV-PD	1,043	156	375	51	282,534	240,032	42,502	41,777
OCS 01898 #6 (E-1) (KF FB6)	PV-BP	1,500	100	540	33	214,833	207,618	7,215	6,195
OCS 01898 #6 (E-1) (KF FB6)	PB-BP	825	55	297	18	118,158	89,833	28,325	26,203
OCS 01898 #6 (E-1) (KC FB6)	PV-BP	9,000	588	3,240	191	1,270,424	645,031	625,393	558,498
P/F ABANDONMENT - ST 148 E (ABAND)	PV-PD	0	0	0	0	0	95,623	(95,623)	(72,744)
P/F ABANDONMENT - ST 148 E (ABAND)	PV-BP	0	0	0	0	0	1,418,877	(1,418,877)	(1,079,391)

PROVED PRODUCING		1,043	156	375	51	282,534	335,655	(53,121)	(30,967)
PROVED BEHIND PIPE		10,500	688	3,781	224	1,485,257	2,271,526	(786,269)	(514,698)

TOTAL PROVED		11,543	844	4,156	274	1,767,790	2,607,180	(839,390)	(545,665)
TOTAL PROBABLE		825	55	297	18	118,158	89,833	28,325	26,203

SOUTH TIMBALIER BLOCK 156 LOUISIANA
OCS 18043 #B-1 (ROB E (16500’))	PV-PD	110,489	909	28,853	221	4,479,222	2,320,495	2,158,727	2,208,211
OCS 18043 #B-1 (ROB E (16500’))	PB-PD	191,198	2,240	49,929	544	8,668,413	3,236,604	5,431,809	4,063,694
OCS 18043 #B-1 (ROB E (16500’))	PS-PD	103,931	1,485	27,141	361	5,080,549	1,405,584	3,674,965	2,540,900

TOTAL PROVED		110,489	909	28,853	221	4,479,222	2,320,495	2,158,727	2,208,211
TOTAL PROBABLE		191,198	2,240	49,929	544	8,668,413	3,236,604	5,431,809	4,063,694
TOTAL POSSIBLE		103,931	1,485	27,141	361	5,080,549	1,405,584	3,674,965	2,540,900

SOUTH TIMBALIER BLOCK 168 LOUISIANA
P&A EXPENSES- ST 168 (ABAND COSTS)	PV-DP	0	0	0	0	0	2,294,064	(2,294,064)	(2,076,757)

SOUTH TIMBALIER BLOCK 193/194 LOUISIANA
OCS 05610 #A-3 (B-35 FBA)	PV-PD	0	0	0	0	0	0	0	0
OCS 05610 #A-5 (C-61)	PV-PD	615	150	287	68	253,304	126,306	126,998	122,183
OCS 12024 #C-1 (TEX X-C UPR MAIN)	PV-PD	2,910	1,078	1,543	556	1,976,385	178,169	1,798,216	1,704,308
OCS 12024 #C-1 (TEX X-C UPR MAIN)	PB-PD	3,556	1,317	1,886	680	2,415,007	194,923	2,220,084	1,903,857
OCS 12024 #C-1 (TEX X-C UPR MAIN)	PS-PD	2,506	928	1,329	479	1,703,774	111,174	1,592,600	1,268,372
P/F EXPENSES - ST 193/194 (B-35 FBA)	PV-PD	0	0	0	0	0	5,939,795	(5,939,795)	(4,910,962)
P/F EXPENSES - ST 193/194 (B-35 FBA)	PB-PD	0	0	0	0	0	1,244,435	(1,244,435)	(1,028,913)
P/F EXPENSES - ST 193/194 (B-35 FBA)	PS-PD	0	0	0	0	0	701,043	(701,043)	(522,348)

TOTAL PROVED		3,524	1,228	1,831	624	2,229,689	6,244,270	(4,014,581)	(3,084,470)
TOTAL PROBABLE		3,556	1,317	1,886	680	2,415,007	1,439,357	975,650	874,944
TOTAL POSSIBLE		2,506	928	1,329	479	1,703,774	812,217	891,557	746,023

SOUTH TIMBALIER BLOCK 299 LOUISIANA
OCS 21683 C-1 (TRIM A FBA)	PV-SI	0	0	0	0	0	0	0	0
OCS 21683 C-2 (8300’ SD)	PV-SI	0	0	0	0	0	0	0	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 18 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

SOUTH TIMBALIER BLOCK 299 (CONT.) LOUISIANA
OCS 21683 C-2 (B SD)	PV-BP	219,516	439	137,198	265	15,947,292	6,950,918	8,996,374	8,200,440
OCS 21683 C-2 (B SD)	PB-BP	67,423	135	42,139	82	4,898,113	821,171	4,076,943	3,309,900

PROVED SHUT-IN		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		219,516	439	137,198	265	15,947,292	6,950,918	8,996,374	8,200,440

TOTAL PROVED		219,516	439	137,198	265	15,947,292	6,950,918	8,996,374	8,200,440
TOTAL PROBABLE		67,423	135	42,139	82	4,898,113	821,171	4,076,943	3,309,900

VERMILION BLOCK 016 VERMILION PARISH, LOUISIANA
SL 17159 #1 BP (LF-H/LF-F1)	PV-SI	0	0	0	0	0	0	0	0
SL 17159 #1 (LF-E2)	PV-BP	0	0	0	0	0	0	0	0
SL 17159 #1 (LF-C)	PV-BP	0	0	0	0	0	0	0	0
SL 17159 #1 (ROB 54 J)	PV-BP	0	0	0	0	0	0	0	0
SL 17159 #1 (ROB 54 H)	PV-BP	0	0	0	0	0	0	0	0
SL 17159 #1 (ROB L-3 UPPER FBA)	PV-BP	0	0	0	0	0	0	0	0
SL 17159 LOC. C (LF-H)	PS-UD	0	0	0	0	0	0	0	0
SL 17159 LOC. C (LF-C)	PS-UD	0	0	0	0	0	0	0	0
SL 17159 LOC. C (LF-C)	PS-UD	0	0	0	0	0	0	0	0
PROVED ABAN	PV-PD	0	0	0	0	0	1,305,000	(1,305,000)	(1,169,486)

PROVED PRODUCING		0	0	0	0	0	1,305,000	(1,305,000)	(1,169,486)
PROVED SHUT-IN		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	1,305,000	(1,305,000)	(1,169,486)
TOTAL POSSIBLE		0	0	0	0	0	0	0	0

VERMILION BLOCK 215 LOUISIANA
OCS 01140 #A-08 (LCN-9 FB A-8/A-9)	PV-PD	94,712	37	72,765	27	8,162,715	370,326	7,792,389	6,978,155
OCS 01140 #A-09 (CN-2 FB A-10)	PV-PD	14,796	1,080	11,367	787	3,973,504	372,662	3,600,841	3,316,126
OCS 01140 #A-10 (LCN-9 FB A-10 WEST)	PV-PD	160,447	141	123,266	103	14,023,448	464,943	13,558,506	11,792,795
OCS 01140 #A-10 (CN-9 FB A-10)	PV-BP	20,000	1,000	15,365	729	4,215,888	1,092,075	3,123,813	2,051,471
OCS 01140 #A-11ST1 (LCN1)	PV-PD	17,449	1,163	13,406	848	4,408,719	702,734	3,705,985	3,196,025
OCS 01140 #A-11ST1 (CN-8)	PV-BP	21,500	1,075	16,518	783	4,532,081	488,200	4,043,881	2,513,312
OCS 01140 #B-03ST (LCN-4 LWR/UPR)	PV-PD	12,212	23	9,382	17	1,097,463	233,852	863,612	813,317
OCS 01140 #B-03ST (LCN-2 WEST FB B-3ST	PV-BP	61,750	1,235	47,441	900	8,362,994	582,003	7,780,991	6,387,283
OCS 01140 #B-03ST (BUL I-1 FB B-3ST)	PV-BP	30,260	1,405	23,248	1,024	6,107,345	647,813	5,459,531	3,885,574
OCS 01140 #B-03ST (CN-8 FB B-3ST)	PV-BP	10,811	541	8,306	394	2,278,879	498,874	1,780,005	1,087,735
P/F EXPENSES - VR 215 (FIXED & ABAND)	PV-PD	0	0	0	0	0	9,353,484	(9,353,484)	(6,321,821)
P/F EXPENSES - VR 215 (FIXED & ABAND)	PV-BP	0	0	0	0	0	8,801,684	(8,801,684)	(5,330,290)

PROVED PRODUCING		299,617	2,445	230,186	1,782	31,665,850	11,498,001	20,167,849	19,774,597
PROVED BEHIND PIPE		144,321	5,256	110,878	3,830	25,497,187	12,110,648	13,386,539	10,595,085

TOTAL PROVED		443,938	7,700	341,064	5,612	57,163,036	23,608,649	33,554,388	30,369,682

VERMILION BLOCK 398 LOUISIANA
OCS 09529 #A-1ST (12500’ UPR)	PV-BP	255,144	2,835	165,265	1,836	23,698,768	7,395,078	16,303,690	13,861,183
OCS 09529 #A-1ST (12500’ LWR)	PV-BP	36,487	151	23,634	98	2,829,755	1,139,755	1,690,000	1,139,895
OCS 09529 #A-2ST (12500’ LWR)	PV-BP	481,250	2,750	311,721	1,781	38,988,383	10,633,302	28,355,081	23,103,109
OCS 09529 #A-2ST (12500’ UPR)	PV-BP	253,300	2,814	164,071	1,823	23,526,280	7,172,764	16,353,515	13,935,300
OCS 09529 #A-2ST (GLOB A-8)	PV-BP	194,051	970	125,693	628	15,415,904	6,726,356	8,689,548	4,184,864
OCS 09529 #A-2ST (12200’ UPR)	PV-BP	0	0	0	0	0	0	0	0
OCS 09529 #A-3ST (12500’ LWR)	PV-DP	0	0	0	0	0	0	0	0
OCS 09529 #A-4 (6200’)	PV-SI	0	0	0	0	0	0	0	0
P/F EXPENSES - VR 398 (FIXED & ABAND)	PV-BP	0	0	0	0	0	14,561,426	(14,561,426)	(8,796,834)

PROVED SHUT-IN		0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		1,220,232	9,521	790,385	6,167	104,459,090	47,628,681	56,830,409	47,427,517

TOTAL PROVED		1,220,232	9,521	790,385	6,167	104,459,090	47,628,681	56,830,409	47,427,517

VIOSCA KNOLL BLOCK 694 LOUISIANA
OCS 13055 #3ST1 (10300’ UVIG6)	PV-PD	20,558	2,636	3,684	428	2,407,502	2,436,446	(28,944)	380,339
OCS 13055 #3ST1 (10300’ UVIG6)	PB-PD	6,492	832	1,163	135	760,326	275,938	484,387	347,187
OCS 13055 #3ST1 (10300’ UVIG6)	PS-PD	6,490	832	1,163	135	759,986	278,485	481,501	316,302

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 19 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

VIOSCA KNOLL BLOCK 694 (CONT.) LOUISIANA

TOTAL PROVED		20,558	2,636	3,684	428	2,407,502	2,436,446	(28,944)	380,339
TOTAL PROBABLE		6,492	832	1,163	135	760,326	275,938	484,387	347,187
TOTAL POSSIBLE		6,490	832	1,163	135	759,986	278,485	481,501	316,302

VIOSCA KNOLL BLOCK 738 LOUISIANA
OCS 15431 #1 WB1 (TEX W-3)	PV-DP	0	0	0	0	0	1,865,880	(1,865,880)	(1,775,066)

WEST CAMERON BLOCK 022 LOUISIANA
OCS 24700 #C-1 (PLAN 4)	PV-DP	0	0	0	0	0	1,181,250	(1,181,250)	(1,123,758)

WEST CAMERON BLOCK 073 LOUISIANA
OCS 23736 #A-1 (MA-2A)	PV-PD	0	0	0	0	0	1,627,500	(1,627,500)	(1,473,334)
OCS 23736 #A-1 (MA-2A)	PB-PD	0	0	0	0	0	0	0	0

TOTAL PROVED		0	0	0	0	0	1,627,500	(1,627,500)	(1,473,334)
TOTAL PROBABLE		0	0	0	0	0	0	0	0

WEST CAMERON BLOCK 077 (096) LOUISIANA
OCS 09387 #B-1 (CR-0 (SD-1))	PV-PD	65,703	4,500	16,927	1,096	6,943,419	3,355,195	3,588,224	3,466,534
OCS 09387 #B-1 (CR-0 (SD-1))	PB-PD	11,158	764	2,875	185	1,174,824	305,328	869,495	741,065
OCS 09387 #B-1 (CR-0 (SD-1))	PS-PD	11,182	766	2,881	185	1,177,285	295,391	881,894	728,376
OCS 23740 #B-2 (CR-0 (SD-1))	PV-DP	0	0	0	0	0	0	0	0
OCS 23740 #B-2 (SD-0)	PV-BP	0	0	0	0	0	0	0	0

PROVED PRODUCING		65,703	4,500	16,927	1,096	6,943,419	3,355,195	3,588,224	3,466,534
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		65,703	4,500	16,927	1,096	6,943,419	3,355,195	3,588,224	3,466,534
TOTAL PROBABLE		11,158	764	2,875	185	1,174,824	305,328	869,495	741,065
TOTAL POSSIBLE		11,182	766	2,881	185	1,177,285	295,391	881,894	728,376

WEST CAMERON BLOCK 165 (291) LOUISIANA
OCS 04397 (291 #8) (MN-11 LWR)	PV-DP	0	0	0	0	0	378,000	(378,000)	(359,602)

WEST CAMERON BLOCK 178 LOUISIANA
OCS 05286 #B-3 S/T (JK FBA)	PV-DP	0	0	0	0	0	1,267,796	(1,267,796)	(1,138,223)

WEST CAMERON BLOCK 192 LOUISIANA
OCS 00190 #A-11D (IP)	PV-DP	0	0	0	0	0	0	0	0
OCS 00190 #B-07 (FN)	PV-PD	0	0	0	0	0	0	0	0
OCS 00190 #B-08 (GM/GN)	PV-PD	0	0	0	0	0	0	0	0
OCS 00190 #B-08D (EM)	PV-PD	0	0	0	0	0	0	0	0
OCS 00191 #B-09 (EA)	PV-PD	0	0	0	0	0	0	0	0
OCS 00191 #B-09 (EA)	PB-PD	0	157	0	37	119,448	88,716	30,733	29,416
OCS 00191 #B-10D (EJ)	PV-PD	0	0	0	0	0	0	0	0
OCS 00191 #B-10D (EJ)	PB-PD	0	458	0	107	348,501	110,982	237,519	217,913
OCS 00191 #B-11 (KX)	PV-PD	0	0	0	0	0	0	0	0
OCS 00191 #B-11 (KX)	PB-PD	0	9	0	2	6,990	5,305	1,685	1,677
OCS 00191 #B-11 (KJ)	PV-BP	0	0	0	0	0	0	0	0
OCS 00191 #B-11 (KJ)	PB-BP	16,065	1,691	3,966	395	1,732,465	377,273	1,355,192	1,241,668
OCS 00191 #B-11 (KJ)	PS-BP	9,459	996	2,335	232	1,020,082	29,602	990,480	878,892
OCS 23748 #A-12 (IS)	PV-DP	0	0	0	0	0	0	0	0
OCS 23748 #A-12 (IP)	PV-SI	0	0	0	0	0	0	0	0
OCS 23748 #A-12D (IE)	PV-SI	120	35	55	15	57,618	24,362	33,257	32,796
OCS 00191 #1(193) (KX)	PV-PD	0	0	0	0	0	0	0	0
OCS 00191 #1(193) (KX)	PB-PD	679	57	216	17	82,572	37,583	44,989	44,098
P/F EXPENSES - WC 192 (FIXED COSTS)	PV-PD	0	0	0	0	0	3,707,027	(3,707,027)	(3,355,876)
P/F EXPENSES - WC 192 (FIXED COSTS)	PB-PD	0	0	0	0	0	243,367	(243,367)	(228,496)
P/F EXPENSES - WC 192 (FIXED COSTS)	PB-BP	0	0	0	0	0	796,451	(796,451)	(725,523)
P/F EXPENSES - WC 192 (FIXED COSTS)	PS-BP	0	0	0	0	0	247,750	(247,750)	(203,883)

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 20 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

WEST CAMERON BLOCK 192 (CONT.) LOUISIANA

PROVED PRODUCING		0	0	0	0	0	3,707,027	(3,707,027)	(3,355,876)
PROVED SHUT-IN		120	35	55	15	57,618	24,362	33,257	32,796
PROVED BEHIND PIPE		0	0	0	0	0	0	0	0

TOTAL PROVED		120	35	55	15	57,618	3,731,389	(3,673,770)	(3,323,079)

PROBABLE PRODUCING		679	682	216	163	557,511	485,953	71,558	64,609
PROBABLE BEHIND PIPE		16,065	1,691	3,966	395	1,732,465	1,173,725	558,740	516,144
TOTAL PROBABLE		16,744	2,373	4,183	557	2,289,976	1,659,677	630,299	580,753

TOTAL POSSIBLE		9,459	996	2,335	232	1,020,082	277,352	742,730	675,009

WEST CAMERON BLOCK 196 LOUISIANA
OCS G-5292 - A-5 (CIB OP 1 SAND FBA)	PV-PD	832	485	10	6	20,075	0	20,075	18,375
OCS G-5292 - A-5 (BIG 3-1 FB C)	PV-BP	5,654	589	71	7	29,953	0	29,953	23,791
OCS G-5292 - A-5 (BIG 3-1 FB C)	PB-BP	883	92	11	1	4,679	0	4,679	3,585
OCS G-5292 - A-8B (BIG 3-1 SAND FBA)	PV-PD	0	18	0	0	714	0	714	684
OCS G-5292 - A-10 (BIG 2-2 RA)	PV-PD	1,901	525	24	7	22,958	0	22,958	21,542

PROVED PRODUCING		2,733	1,028	34	13	43,748	0	43,748	40,602
PROVED BEHIND PIPE		5,654	589	71	7	29,953	0	29,953	23,791

TOTAL PROVED		8,387	1,617	105	20	73,701	0	73,701	64,393
TOTAL PROBABLE		883	92	11	1	4,679	0	4,679	3,585

WEST CAMERON BLOCK 294 LOUISIANA
OCS 04090 #5 (ROB M FBD)	PV-DP	0	0	0	0	0	433,500	(433,500)	(412,401)
OCS 04090 #C-2 (ROB M FBB)	PV-DP	0	0	0	0	0	635,000	(635,000)	(604,094)

TOTAL PROVED		0	0	0	0	0	1,068,500	(1,068,500)	(1,016,495)

WEST CAMERON BLOCK 507 LOUISIANA
OCS 02549 #2 (C-1) (I-1 LWR)	PV-DP	0	0	0	0	0	950,142	(950,142)	(860,139)

WEST CAMERON BLOCK 522 LOUISIANA
OCS 14340 #A-12ST (K-2)	PV-DP	0	0	0	0	0	250,000	(250,000)	(237,832)

WEST CAMERON BLOCK 532/533 LOUISIANA
P&A EXPENSES- WC 533 (ABAND COSTS)	PV-DP	0	0	0	0	0	1,614,228	(1,614,228)	(1,535,662)

WEST CAMERON BLOCK 580 LOUISIANA
OCS 12803 #A-5 (6500’)	PV-PD	0	0	0	0	0	0	0	0
OCS 12803 #A-6 (CM)	PV-PD	0	0	0	0	0	0	0	0
P&A EXPENSES WC 580 (ABAND COSTS)	PV-PD	0	0	0	0	0	412,500	(412,500)	(373,426)

TOTAL PROVED		0	0	0	0	0	412,500	(412,500)	(373,426)

WEST CAMERON BLOCK 593 LOUISIANA
OCS 02023 #5 (K-1)	PV-DP	0	0	0	0	0	2,250,000	(2,250,000)	(2,036,867)

WEST CAMERON BLOCK 616 LOUISIANA
G-12808 A-2ST (EH-1 & 2)	PV-PD	0	0	0	0	0	0	0	0
G-12808 #6 (W-5 UTA)	PV-PD	0	0	0	0	0	0	0	0
G-12808 #6 (W-5 UTA)	PB-PD	0	0	0	0	0	0	0	0
G-12808 #7 (W-7M / W-7 UTA)	PV-PD	0	0	0	0	0	0	0	0
G-12808 #7 (W-7M / W-7 UTA)	PB-PD	0	0	0	0	0	0	0	0
P/F EXPENSES WC 616 (FIXED & ABAN)	PV-PD	0	0	0	0	0	3,218,750	(3,218,750)	(2,913,851)

TOTAL PROVED		0	0	0	0	0	3,218,750	(3,218,750)	(2,913,851)
TOTAL PROBABLE		0	0	0	0	0	0	0	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 21 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

WEST CAMERON BLOCK 639 LOUISIANA
P/F EXPENSES - WC 639 (FIXED & ABAND)	PV-DP	0	0	0	0	0	2,128,212	(2,128,212)	(2,004,008)
P/F EXPENSES - WC 648 (FIXED & ABAND)	PV-DP	0	0	0	0	0	1,866,188	(1,866,188)	(1,775,359)

TOTAL PROVED		0	0	0	0	0	3,994,400	(3,994,400)	(3,779,368)

WEST DELTA BLOCK 027 LOUISIANA
OCS 00691 #2 (WD 24) (E-7)	PV-PD	79,562	64	32,753	23	3,767,185	2,132,652	1,634,533	1,344,912
OCS 01331 #16 (WD 23) (K6A)	PV-PD	2,978	805	1,492	346	1,784,160	1,164,752	619,409	515,498
SL 2869 #02 (K-6)	PV-PD	7,625	1,694	3,820	729	3,653,438	2,189,522	1,463,916	1,197,930
SL 2869 #02 (K-5A)	PB-BP	0	0	0	0	0	0	0	0
SL 2869 #22 (K-5A)	PV-PD	7,672	3,069	3,843	1,320	6,315,542	3,509,248	2,806,295	2,310,256
SL 2869 #26 (K-5A)	PV-PD	10,330	2,296	5,175	988	4,949,559	2,667,180	2,282,380	1,881,887
SL 2869 #27 (D-1 LWR)	PV-BP	72,392	51	36,265	22	3,646,537	1,641,712	2,004,824	1,747,076
SL 2869 #28 (E2)	PV-PD	2,124	61	1,064	26	221,535	61,367	160,168	150,968
SL 2869 #28D (E-1)	PV-PD	9,516	29	5,900	15	645,563	377,850	267,713	249,658
SL 2869 #29 (D-4)	PV-PD	48,217	34	29,895	18	3,005,494	1,251,413	1,754,081	1,547,809
SL 3978 #01 (K-5B)	PV-PD	6,877	1,528	3,445	657	3,294,850	1,979,145	1,315,705	1,081,412
P/F ABANDONMENT- WD 27 (ABAND COSTS)	PV-PD	0	0	0	0	0	9,442,544	(9,442,544)	(4,294,199)
P/F ABANDONMENT- WD 27 (ABAND COSTS)	PV-BP	0	0	0	0	0	9,442,544	(9,442,544)	(4,294,199)

PROVED PRODUCING		174,901	9,578	87,386	4,123	27,637,326	24,775,671	2,861,656	5,986,131
PROVED BEHIND PIPE		72,392	51	36,265	22	3,646,537	11,084,256	(7,437,719)	(2,547,124)

TOTAL PROVED		247,293	9,629	123,651	4,144	31,283,863	35,859,927	(4,576,064)	3,439,008
TOTAL PROBABLE		0	0	0	0	0	0	0	0

WEST DELTA BLOCK 133 LOUISIANA
OCS 1106 #F-1 (K-3)	PV-PD	44,628	56	24,337	30	2,815,636	310,939	2,504,697	2,240,739
OCS 1106 #F-1 (K-2)	PV-BP	180,928	267	98,666	146	11,494,792	453,378	11,041,414	7,097,574
OCS 1106 #F-1 (K)	PV-BP	376,431	414	205,280	226	23,638,607	1,908,675	21,729,931	9,363,384
OCS 1106 #F-1 (J)	PV-BP	16,722	174	9,119	95	1,354,645	429,508	925,137	290,653
OCS 1106 #F-1 (J)	PB-BP	329,858	313	179,882	171	20,616,681	517,472	20,099,208	5,445,262
OCS 1106 #F-3 (K-4)	PV-PD	137,683	157	76,242	87	8,790,484	674,982	8,115,502	6,589,668
OCS 1106 #F-3 (K-3)	PV-BP	45,353	43	25,114	24	2,878,311	169,445	2,708,867	1,318,482
OCS 1106 #F-3 (K-3)	PB-BP	77,367	73	42,842	40	4,908,955	162,369	4,746,586	2,132,711
OCS 1106 #F-3 (K-2)	PV-BP	270,736	257	149,920	142	17,182,777	503,252	16,679,525	6,706,525
OCS 1106 #F-3 (K-2)	PB-BP	276,663	263	153,202	145	17,558,945	158,902	17,400,043	4,361,119
OCS 1106 #F-3 (K)	PV-BP	40,599	39	22,482	22	2,577,609	346,830	2,230,779	633,291
OCS 1106 #F-3 (K)	PB-BP	53,866	51	29,828	28	3,419,082	113,523	3,305,558	464,779
OCS 1106 #F-3 (J)	PV-BP	21,122	268	11,696	148	1,833,328	356,645	1,476,683	376,919
P/F EXPENSES - WD 133 (FIXED & ABAND)	PV-PD	0	0	0	0	0	2,521,897	(2,521,897)	(1,768,110)
P/F EXPENSES - WD 133 (FIXED & ABAND)	PV-BP	0	0	0	0	0	7,866,617	(7,866,617)	(2,860,393)
P/F EXPENSES - WD 133 (FIXED COSTS)	PB-BP	0	0	0	0	0	1,780,242	(1,780,242)	(366,306)
PHA FEES - WD 133	PV-PD	0	0	0	0	0	358,763	(358,763)	(289,658)
PHA FEES - WD 133	PV-BP	0	0	0	0	0	1,368,237	(1,368,237)	(598,511)
PHA FEES - WD 133	PB-BP	0	0	0	0	0	784,028	(784,028)	(201,474)

PROVED PRODUCING		182,311	213	100,579	117	11,606,120	3,866,581	7,739,540	6,772,639
PROVED BEHIND PIPE		951,891	1,462	522,277	802	60,960,068	13,402,586	47,557,482	22,327,924

TOTAL PROVED		1,134,202	1,675	622,856	920	72,566,189	17,269,167	55,297,022	29,100,564
TOTAL PROBABLE		737,754	700	405,754	385	46,503,663	3,516,537	42,987,126	11,836,092

WEST DELTA BLOCK 152 LOUISIANA
OCS 01604 #A-01 (J-2)	PV-PD	2,502	3	874	1	100,674	72,924	27,750	26,866
OCS 01604 #A-03ST2 (H-2)	PV-PD	0	0	0	0	0	0	0	0
OCS 01604 #A-07 (K)	PV-PD	6,454	6	2,256	2	258,935	193,483	65,452	62,119
OCS 01604 #A-07 (J-2)	PV-BP	15,400	797	5,382	279	1,598,134	1,461,230	136,904	83,943
OCS 01604 #A-09ST (O-5)	PV-PD	8,210	14	2,869	5	336,554	237,486	99,068	93,995
OCS 01604 #A-09ST (O-3)	PV-BP	19,600	579	6,850	202	1,487,932	646,349	841,583	692,162
OCS 01604 #A-12D (H)	PV-DP	0	0	0	0	0	0	0	0
OCS 01604 #A-20ST3 (H-2)	PV-PD	1,344	3	470	1	56,008	44,001	12,007	11,726
OCS 01604 #A-21B (J-2)	PV-PD	30,660	14	10,715	5	1,208,835	753,269	455,566	386,526
OCS 10988 #A-10ST (G FBA-10ST)	PV-PD	17,046	62	7,744	28	962,670	621,543	341,128	308,227
OCS 10988 #A-10ST (F FBA-10ST)	PV-BP	218,300	155	99,178	71	11,282,287	4,095,764	7,186,523	5,107,397
OCS 10988 #A-10ST (F FBA-10ST)	PV-BP	5,300	164	2,408	75	535,185	449,841	85,344	50,138
OCS 10988 #A-10ST (E-7 FBA-10ST)	PV-BP	65,500	37	29,758	17	3,369,607	1,452,794	1,916,813	1,089,701
OCS 10988 #A-10ST (D FBA-10ST)	PV-BP	124,965	63	56,774	29	6,416,579	2,454,462	3,962,116	1,890,175
OCS 10988 #A-13ST2 (E-7 FBA-13ST2)	PV-BP	0	0	0	0	0	0	0	0
OCS 10988 #A-15ST2 (H)	PV-PD	90,288	27	30,925	9	3,472,302	1,862,349	1,609,953	1,457,328

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE B PAGE 22 OF 22

		------- ESTIMATED REMAINING RESERVES ------				-------------- ESTIMATED FUTURE DOLLARS, $ --------------
		---- 100% GROSS ----		------------ NET --------------		GROSS REV		NET INCOME BEFORE FIT
	RESV	(BARRELS)	(MMCF)	(BARRELS)	(MMCF)	AFTER PROD	TOTAL		DISCOUNT
	TYPE (A)	OIL/COND	GAS	OIL/COND	SALES GAS	TAX	DEDUCTION	UNDISC	AT 10.00%

WEST DELTA BLOCK 152 (CONT.) LOUISIANA
OCS 10988 #A-15ST2 (H)	PB-PD	0	0	0	0	0	0	0	0
OCS 10988 #A-15ST2 (H)	PS-PD	41,430	12	14,190	4	1,593,302	105,375	1,487,928	1,162,119
OCS 10988 #A-19ST (F)	PV-BP	137,940	151	62,669	69	7,215,205	5,436,987	1,778,218	853,417
OCS 10988 #A-23ST2 (C FBA-13ST2)	PV-DP	0	0	0	0	0	0	0	0
OCS 10988 #A-23ST2 (F FBA-23ST2)	PV-BP	0	0	0	0	0	0	0	0
OCS 10988 #A-23ST2 (F FBA-23ST2)	PV-BP	0	0	0	0	0	0	0	0
OCS 10988 #A-23ST2 (E FBA-13ST2)	PV-BP	0	0	0	0	0	0	0	0
P&A EXPENSES - WD 152 (ABAND COSTS)	PV-PD	0	0	0	0	0	1,000,413	(1,000,413)	(394,927)
P&A EXPENSES - WD 152 (ABAND COSTS)	PV-BP	0	0	0	0	0	5,040,609	(5,040,609)	(1,989,854)

PROVED PRODUCING		156,503	129	55,852	52	6,395,978	4,785,467	1,610,511	1,951,860
PROVED BEHIND PIPE		587,005	1,946	263,018	740	31,904,928	21,038,036	10,866,892	7,777,079

TOTAL PROVED		743,508	2,076	318,870	791	38,300,906	25,823,503	12,477,403	9,728,939
TOTAL PROBABLE		0	0	0	0	0	0	0	0
TOTAL POSSIBLE		41,430	12	14,190	4	1,593,302	105,375	1,487,928	1,162,119

GRAND SUMMARIES

PROVED PRODUCING		6,338,074	104,151	2,670,928	33,962	430,495,131	263,215,911	167,279,221	174,039,665
PROVED SHUT-IN		238,268	9,561	125,714	5,005	30,816,011	16,400,422	14,415,589	10,635,055
PROVED BEHIND PIPE		13,883,518	191,946	7,677,781	77,126	1,174,507,719	410,077,726	764,429,993	491,145,592
PROVED UNDEVELOPED		2,193,582	72,778	977,096	28,095	221,652,686	124,904,068	96,748,617	45,073,680
PROVED DEPLETED		0	0	0	0	0	56,233,470	(56,233,470)	(52,093,314)

TOTAL PROVED		22,653,443	378,436	11,451,519	144,189	1,857,471,547	870,831,597	986,639,950	668,800,678

PROBABLE PRODUCING		1,107,102	23,635	298,084	7,920	62,837,877	16,260,668	46,577,209	37,580,574
PROBABLE SHUT-IN		1,302,916	51	59,934	2	5,024,202	50,242	4,973,960	4,025,655
PROBABLE BEHIND PIPE		3,325,159	46,384	1,909,212	17,911	284,677,306	44,217,738	240,459,568	88,113,146
PROBABLE UNDEVELOPED		3,258,615	80,871	934,834	27,329	202,070,956	58,875,211	143,195,746	76,420,604

TOTAL PROBABLE		8,993,793	150,941	3,202,065	53,163	554,610,341	119,403,859	435,206,482	206,139,978

POSSIBLE PRODUCING		429,311	15,624	164,873	5,522	39,743,064	8,192,477	31,550,586	22,384,244
POSSIBLE SHUT-IN		507,786	0	23,358	0	1,955,340	19,553	1,935,787	1,077,387
POSSIBLE BEHIND PIPE		796,192	28,348	374,899	10,311	91,071,809	21,925,008	69,146,801	51,644,136
POSSIBLE UNDEVELOPED		2,923,090	113,302	1,095,879	42,294	298,279,535	120,838,030	177,441,505	76,669,955

TOTAL POSSIBLE		4,656,380	157,274	1,659,010	58,127	431,049,748	150,975,069	280,074,679	151,775,723

(A) RESERVE TYPES:	PV = PROVED	STATUS:	PD	= PRODUCING	DP = DEPLETED
	PB = PROBABLE		BP	= BEHIND PIPE	PB = PAYBACK
	PS = POSSIBLE		SI	= SHUT IN	NP = NON-PRODUCING
			UD	= UNDEVELOPED

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 1 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

BAY BATISTE
PLAQUEMINES PARISH, LOUISIANA
SL 17376 #1 (24 SAND)	OIL	PV-PD	1		0.250000	0.197500	110.98	3.49	1,118	11,500
SL 17378 #1 (26 B SAND)	GAS	PV-BP	1		0.250000	0.197500	110.98	3.49	1,118	11,500
SL 17378 #2 (ORIG SL 17376 #1) (26 A)	GAS	PV-DP	0		0.250000	0.197500	110.98	3.49	1,118	11,500
SL 17378 #3 (28 SAND)	OIL	PV-PD	1		0.250000	0.197500	110.98	3.49	1,118	11,500
SL 17378 #3 (27 SAND)	GAS	PV-BP	1		0.250000	0.197500	110.98	3.49	1,118	11,500
SL 17378 #4 (28 A SAND)	OIL	PV-PD	1		0.250000	0.197500	110.98	3.49	1,118	11,500
P/F EXPENSES BAY BATISTE (FIXED&ABAND)	OIL	PV-PD	0		0.250000	0.197500	-	-	N/A	0
P/F EXPENSES BAY BATISTE (FIXED&ABAND)	OIL	PV-BP	0		0.250000	0.197500	-	-	N/A	0

BAYOU CARLIN
ST. MARY PARISH, LOUISIANA
PETERSON #1 (18,700’ SD)	GAS	PV-PD	1		0.381922	0.292365	111.46	3.33	1,072	22,140
PETERSON #1 (18,700’ SD)	GAS	PB-PD	0		0.381922	0.292365	111.46	3.33	1,072	22,140
PETERSON #1ST (18,700’ SD ATTIC)	GAS	PV-UD	1		0.381922	0.292365	111.46	3.33	1,072	22,140
PETERSON #1ST (18,700’ SD ATTIC)	GAS	PB-UD	0		0.381922	0.292365	111.46	3.33	1,072	22,140
PETERSON #1ST (18,700’ SD ATTIC)	GAS	PS-UD	0		0.381922	0.292365	111.46	3.33	1,072	22,140
PETERSON #1ST (18,100’ SD ATTIC WEST)	GAS	PB-UD	1		0.381922	0.292365	111.46	3.33	1,072	22,140
WT LANDERS #1 (18,100’ SD WEST)	GAS	PV-PD	1		0.384375	0.294818	111.46	3.33	1,072	22,140
WT LANDERS #1 (17,950’ SAND WEST)	GAS	PV-BP	1		0.381922	0.292365	111.46	3.33	1,072	22,140
WT LANDERS #1 (17,200’ SAND WEST)	GAS	PV-BP	1		0.381922	0.292365	111.46	3.33	1,072	22,140
WT LANDERS #1 ST (18100’ SAND ATTIC)	GAS	PS-UD	1		0.381922	0.292365	111.46	3.33	1,072	22,140
P/F ABANDONMENT BAYOU CARLIN	GAS	PV-PD	0		0.375000	0.287284	-	-	N/A	0
P/F ABANDONMENT BAYOU CARLIN	GAS	PV-BP	0		0.375000	0.287284	-	-	N/A	0
P/F ABANDONMENT BAYOU CARLIN	GAS	PV-UD	0		0.375000	0.287284	-	-	N/A	0

BLUEBERRY HILL
IBERIA PARISH, LOUISIANA
P/F ABANDONMENT BLUEBERRY HILL (ABAND)	GAS	PV-DP	0		0.958411	0.662854	-	-	1,000	0

BRAZOS BLOCK 504
TEXAS
OCS 20616 #B-01 (BIG 2-5)	GAS	PV-PD	0		1.000000	0.793333	93.97	3.20	1,033	41,351
OCS 20616 #B-01 (BIG 2-1)	GAS	PV-BP	0		1.000000	0.793333	93.97	3.20	1,033	41,351
P/F ABANDONMENTBA 504 (ABAND)	GAS	PV-BP	0		1.000000	0.793333	-	-	N/A	0

BRAZOS BLOCK A-21
TEXAS
OCS 08120 #A-02 (TW-A2 (L3))	GAS	PV-PD	0		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (MOPURPLE)	GAS	PV-PD	1		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (MOBROWN)	GAS	PV-BP	0		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (MOBROWN)	GAS	PB-BP	0		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (L8)	GAS	PV-BP	0		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (L8)	GAS	PB-BP	0		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (L6)	GAS	PV-BP	0		1.000000	0.797500	94.23	3.19	1,030	12,277
OCS 08120 #A-03 (L6)	GAS	PB-BP	0		1.000000	0.797500	94.23	3.19	1,030	12,277
P/F ABANDONMENT BA21 (ABAND)	GAS	PV-PD	0		1.000000	0.797500	-	-	N/A	0

BRAZOS BLOCK A-23
TEXAS
OCS 03938 #A-09 (X(Y))	GAS	PV-UD	1		1.000000	0.812500	94.23	3.09	1,000	3,681
OCS 03938 #A-09 (X(Y))	GAS	PB-UD	0		1.000000	0.812500	94.23	3.09	1,000	3,681
OCS 03938 #A-09 (X(Y))	GAS	PS-UD	0		1.000000	0.812500	94.23	3.09	1,000	3,681
OCS 03938 #A-09 (S)	GAS	PV-UD	1		1.000000	0.812500	94.23	3.09	1,000	12,270
OCS 03938 #A-09 (S)	GAS	PB-UD	-1		1.000000	0.812500	94.23	3.09	1,000	12,270
OCS 03938 #A-09 (R2 SAND)	GAS	PB-UD	1		1.000000	0.812500	94.23	3.09	1,000	12,270

BRETON SOUND BLK 0033
PLAQUEMINES PARISH, LOUISIANA
SL 17767 #1ST (AQUA) (TEX W7)	GAS	PV-PD	1		0.371429	0.283895	112.71	3.15	1,004	50,000

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 2 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

BRETON SOUND BLK 0033 (CONT.)
PLAQUEMINES PARISH, LOUISIANA
SL 17767 #1ST (AQUA) (TEX W7)	GAS	PB-PD	0		0.371429	0.283895	112.71	3.15	1,004	50,000
SL 17767 #1ST (AQUA) (TEX W7)	GAS	PS-PD	0		0.371429	0.283895	112.71	3.15	1,004	50,000

BRETON SOUND BLK 0034/0035
PLAQUEMINES PARISH, LOUISIANA
SL 14216 1 (ZEUS) (TEX W7)	GAS	PV-PD	0		0.900000	0.699849	110.94	3.49	1,113	101,200
P/F ABANDONMENT BS 0034/0035 (ABAND)	GAS	PV-PD	0		0.450000	0.341800	-	-	N/A	0

BRETON SOUND BLK 0045
PLAQUEMINES PARISH, LOUISIANA
SL 17689 1 (#3) (PERSEUS 2) (CIB CARST)	OIL	PV-PD	1		0.500000	0.392500	112.71	3.15	1,004	25,000
P/F ABANDONMENT BS 0045 (ABAND)	OIL	PV-PD	0		0.177000	0.138945	-	-	N/A	0

CLARA NORTH
WAYNE COUNTY, MISSISSIPPI
CLAY 11-A (UPPER JURASSIC GAS)	GAS	PV-PD	1		0.019229	0.014690	95.67	3.15	1,000	10,000
MOZINGO 1 (UPPER JURASSIC GAS)	GAS	PV-PD	1		0.021286	0.015918	95.67	3.15	1,000	10,000

EAST CAMERON BLOCK 033
LOUISIANA
OCS 02127 #A-05 (KN-A11)	GAS	PV-PD	0	EC_033	0.251600	0.203380	112.69	3.29	1,057	18,510
OCS 02127 #A-05 (KN-A11)	GAS	PB-PD	0	EC_033	0.251600	0.203380	112.69	3.29	1,057	18,510
OCS 02127 #D-1ST (LE)	GAS	PV-PD	1	EC_033	0.251600	0.203380	112.69	3.29	1,057	18,510
OCS 02127 #D-1ST (LE)	GAS	PB-PD	0	EC_033	0.251600	0.203380	112.69	3.29	1,057	18,510
OCS 02127 #D-1ST (LA)	GAS	PB-BP	0	EC_033	0.503125	0.419271	112.69	3.29	1,057	18,510
OCS 02127 #D-3 (IO A4)	GAS	PV-PD	0		0.503125	0.419271	112.69	3.30	1,060	18,510
OCS 02127 #D-4 (LKRD4)	GAS	PV-PD	0	EC_033	0.503125	0.419271	112.69	3.30	1,060	18,510
P/F ABANDONMENT EC033 (ABAND)	GAS	PV-PD	0	EC_042	0.503125	0.419271	-	-	N/A	0

EAST CAMERON BLOCK 286
LOUISIANA
P/F ABANDONMENT EC 286 (ABAND)	GAS	PV-DP	0		1.000000	0.833333	-	-	N/A	0

EAST CAMERON BLOCK 330
LOUISIANA
OCS 03540 #B-01ST (G-5)	OIL	PV-PD	0	EC330 0	0.000000	0.063641	95.67	3.15	1,000	0
OCS 03540 #B-10 (G4 A)	OIL	PV-PD	1		0.000000	0.055080	95.67	3.15	1,000	0
OCS 03540 #B-12ST (G-5)	OIL	PV-PD	1	EC330 0	0.000000	0.063641	95.67	3.15	1,000	0
P/F ABANDONMENT EC 330 (ABAND)	OIL	PV-PD	0	EC_330	0.644000	0.533787	-	-	1,000	0

EAST CAMERON BLOCK 373 (GB 65)
LOUISIANA
OCS 14391 #04 (4700)	GAS	PV-DP	0		0.400000	0.333333	-	-	1,052	0

EUGENE ISLAND BLOCK 026
LOUISIANA
P/F ABANDONMENT EI 026 (ABAND)	GAS	PV-DP	0		0.500000	0.346667	-	-	N/A	0

EUGENE ISLAND BLOCK 097/108
LOUISIANA
G-03811 #7 (Q/R SAND)	GAS	PV-DP	0		0.400000	0.271846	-	-	1,000	0
G-17964 #1 (F SAND)	GAS	PV-DP	0		0.380000	0.271846	-	-	1,000	0

EUGENE ISLAND BLOCK 143
LOUISIANA
OCS 17973 #03 (CK-5/CK-4L)	GAS	PV-PD	0	EI_143	0.500000	0.346667	105.67	3.47	1,120	19,500

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 3 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

EUGENE ISLAND BLOCK 143 (CONT.)
LOUISIANA
OCS 17973 #A-01 (CK-3)	GAS	PV-PD	0		0.500000	0.346667	105.67	3.47	1,120	19,500
P/F EXPENSES - EI 143 PV-PD (FIXED & ABAND)	GAS	PV-PD	0		0.500000	0.346667	-	-	N/A	91,000

EUGENE ISLAND BLOCK 163
LOUISIANA
OCS 17977 #01 (BIG A-3)	GAS	PV-PD	0	EI_163	0.860875	0.665543	111.83	3.48	1,110	83,050
OCS 17977 #01 (BIG A-3)	GAS	PB-PD	0	EI_163	0.860875	0.665543	111.83	3.48	1,110	83,050
OCS 17977 #01 (BIG A-3)	GAS	PS-PD	0	EI_163	0.860875	0.665543	111.83	3.48	1,110	83,050

EUGENE ISLAND BLOCK 172
LOUISIANA
OCS 05494 #A-06 (15 (V))	GAS	PV-PD	0		0.000000	0.091028	111.83	3.48	1,110	102,627
OCS 05494 #A-06 (U)	GAS	PV-BP	1		0.000000	0.083108	111.83	3.48	1,110	102,627

EUGENE ISLAND BLOCK 182
LOUISIANA
OCS 04452 #A-07 (G-20 FBA)	GAS	PV-SI	1	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #A-07 (F-20 FBA)	GAS	PV-BP	1		0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04451 #A-13 (F-20 UPR & LWR FBR2)	GAS	PV-PD	1		0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #A-16 (G-10 FBR2)	GAS	PV-PD	0	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #A-18ST (G-20 FBA)	OIL	PV-PD	1	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #K-01 (BIG A-2)	GAS	PV-PD	1	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #K-01 (BIG A-1)	GAS	PV-BP	1	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #K-01 (BIG A-1)	GAS	PB-BP	0	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
OCS 04452 #K-01 (BIG A-1)	GAS	PS-BP	0	EI_182	0.669375	0.527650	109.38	3.41	1,080	15,469
P/F EXPENSES - EI 182 PVPD (FIXED & ABAND)	OIL	PV-PD	0		0.669375	0.527650	-	-	N/A	0
P/F EXPENSES - EI 182 PVSI (FIXED & ABAND)	OIL	PV-SI	0		0.669375	0.527650	-	-	N/A	0
P/F EXPENSES - EI 182 PVBP (FIXED & ABAND)	OIL	PV-BP	0		0.669375	0.527650	-	-	N/A	0

EUGENE ISLAND BLOCK 202
LOUISIANA
P/F ABANDONMENT EI 198 (ABAND)	GAS	PV-DP	0		0.998300	0.659938	-	-	1,000	0

EUGENE ISLAND BLOCK 208
LOUISIANA
193 G-00572 B-1 (LN (A6))	OIL	PV-SI	0		0.534375	0.423194	111.71	3.41	1,084	24,325
215 G-00578 #12 (BUL 1 (AS-3))	OIL	PV-PD	0		0.534375	0.423194	111.71	3.41	1,084	24,325
215 G-00578 C-6ST4 (MC (B1))	OIL	PV-PD	0		0.534375	0.423194	111.71	3.41	1,084	24,325
215 G-00578 C-21 (LN (A6))	OIL	PV-PD	0		0.534375	0.423194	111.71	3.41	1,084	24,325
P/F EXPENSES EI193/208/215	GAS	PV-PD	0		0.534375	0.423194	-	-	N/A	170,275

EUGENE ISLAND BLOCK 213
LOUISIANA
G-21639 A-1 (19800’ SAND)	GAS	PV-DP	0		0.333333	0.242618	-	-	1,105	0

EUGENE ISLAND BLOCK 223
LOUISIANA
P/F ABANDONMENT EI 223 (ABAND)	GAS	PV-DP	0		0.500000	0.346667	-	-	N/A	0

EUGENE ISLAND BLOCK 227
LOUISIANA
OCS 00809 #B-01 (227) (VAL-10/10 UPR)	OIL	PV-PD	1		0.860000	0.665720	111.99	3.29	1,062	15,608
OCS 00809 #B-01 (227) (VAL-5/5A)	GAS	PV-BP	1		0.860000	0.676470	111.99	3.29	1,062	15,608
OCS 00809 #B-01 (227) (VAL-5/5A)	GAS	PS-BP	0		0.860000	0.676470	111.99	3.29	1,062	15,608
OCS 00809 #B-01 (227) (VAL-1)	OIL	PV-BP	1		0.860000	0.676470	111.99	3.29	1,062	15,608
OCS 00809 #B-01 (227) (VAL-1)	OIL	PS-BP	-1		0.860000	0.676470	111.99	3.29	1,062	15,608
OCS 00809 #B-02ST (227) (BUL 1 FB B2ST)	OIL	PV-PD	1	EI_217	0.860000	0.683633	111.99	3.29	1,062	15,608
OCS 00809 #B-03 (227) (LENTIC)	GAS	PV-DP	0	EI_217	0.752500	0.591910	111.99	3.29	1,062	15,608

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 4 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

EUGENE ISLAND BLOCK 227 (CONT.)
LOUISIANA
OCS 00809 #C-01 (227) (UP-1)	GAS	PV-PD	0	EI_227	0.860000	0.665720	111.99	3.29	1,062	15,608
P/F EXPENSES EI227 (FIXED & ABAND)	GAS	PV-PD	0	EI_227	0.860000	0.679000	-	-	N/A	0
P/F EXPENSES EI227 (FIXED & ABAND)	GAS	PV-BP	0	EI_227	0.860000	0.679000	-	-	N/A	0
P/F EXPENSES EI227 (FIXED COSTS)	GAS	PS-BP	0	EI_227	0.860000	0.679000	-	-	N/A	107,456

EUGENE ISLAND BLOCK 251/262
LOUISIANA
OCS 03331 #A-10ST (A-20)	GAS	PV-DP	0		0.729375	0.562272	111.83	3.30	1,053	18,401
OCS 03331 #C-01 (D-3A FBG)	GAS	PV-PD	1	EI_251	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-01 (D-3A FBG)	GAS	PB-PD	0	EI_251	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-01 (D-3A FBG)	GAS	PS-PD	0	EI_251	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-01 (D-2A FBG)	GAS	PV-BP	1		0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-01 (D-2A FBG)	GAS	PB-BP	-1		0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-02 (D-3A FBG)	GAS	PV-PD	1	EI_251	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-02 (D-3A FBG)	GAS	PB-PD	0	EI_251	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-02 (D-3A FBG)	GAS	PS-PD	0	EI_251	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-02 (D-2A FBG)	GAS	PV-BP	1		0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 03331 #C-02 (D-2A FBG)	GAS	PB-BP	-1		0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 07736 #A-12 (D-3B FBB)	GAS	PV-DP	0	EI_262	0.569370	0.438930	111.83	3.30	1,053	16,374
OCS 07736 #A-12 (D-1)	GAS	PV-PD	1		0.569375	0.194098	111.83	3.30	1,053	16,374
OCS 07736 #A-12 (D-1)	GAS	PB-PD	0		0.569375	0.194098	111.83	3.30	1,053	16,374
OCS 07736 #A-12 (D-1)	GAS	PS-PD	0		0.569375	0.194098	111.83	3.30	1,053	16,374
P/F EXPENSES - EI 251/262 (FIXED COSTS)	GAS	PV-PD	0		0.569370	0.438930	-	-	N/A	0
P/F EXPENSES - EI 251/262 (FIXED COSTS)	GAS	PV-BP	0		0.569370	0.438930	-	-	N/A	0
P/F EXPENSES - EI 251/262 (FIXED COSTS)	GAS	PB-BP	0		0.569370	0.438930	-	-	N/A	0

EUGENE ISLAND BLOCK 318
LOUISIANA
OCS 27121 #A-1 (#1) (10300’ AB FBA)	GAS	PV-PD	1		0.750000	0.630000	111.61	3.40	1,098	58,704
OCS 27121 #A-2 (#2) (10300’ A FBB)	GAS	PV-DP	0		0.750000	0.630000	111.61	3.40	1,098	58,704

EUGENE ISLAND BLOCK 346
LOUISIANA
OCS 14482 #B-1 (#7) (12100’)	GAS	PV-DP	0		0.500000	0.391700	106.77	3.43	1,108	55,455
OCS 14482 #B-1 (#7) (11650’)	GAS	PV-BP	1		0.500000	0.391700	106.77	3.43	1,108	55,455
OCS 14482 #B-3 (4900’)	GAS	PV-DP	0		0.500000	0.391700	106.77	3.43	1,108	55,455

EWING BANK BLOCK 947
LOUISIANA
P/F ABANDONMENT EW 947 (ABAND)	GAS	PV-DP	0		0.874713	0.712319	-	-	N/A	0

GARDEN BANKS BLOCK 0072
LOUISIANA
OCS G13363 #A-01 (5200 FBA (W/2))	OIL	PV-PD	1		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-02 (5200 FBB)	OIL	PV-PD	0		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-03 (5200 FBA (W/2))	OIL	PV-PD	1		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-03 (4800 FBA)	GAS	PV-BP	1		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-04 (5600 FBD)	OIL	PV-PD	0		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-04D (5200 FBD)	OIL	PV-SI	0		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-04 (5500 FBD)	OIL	PV-BP	1		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-05 (4900 FBA)	GAS	PV-SI	0		0.390000	0.326760	105.96	3.23	1,048	84,225
OCS G13363 #A-05D (4800 FBA)	GAS	PV-SI	0		0.390000	0.326760	105.96	3.23	1,048	84,225
P/F EXPENSES GB 72 (FIXED & ABAND)	OIL	PV-PD	0		0.390000	0.326760	-	-	N/A	0
P/F EXPENSES GB 72 (FIXED & ABAND)	OIL	PV-BP	0		0.390000	0.326760	-	-	N/A	0

GARDEN BANKS BLOCK 0117
LOUISIANA
OCS G12631 #1 (GLOB ALT A)	OIL	PV-PD	1		0.390000	0.294260	105.96	3.23	1,048	3,000
OCS G12631 #2 (GLOB ALT A)	OIL	PV-PD	1		0.390000	0.294260	105.96	3.23	1,048	3,000

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 5 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

GARDEN BANKS BLOCK 0117 (CONT.)
LOUISIANA
OCS G12631 #2 (LENTIC)	OIL	PV-BP	1		0.390000	0.294260	105.96	3.23	1,048	3,000
P/F EXPENSES GB 117 (FIXED & ABAND)	OIL	PV-PD	0		0.390000	0.294260	-	-	N/A	0
P/F EXPENSES GB 117 (FIXED & ABAND)	OIL	PV-BP	0		0.390000	0.294260	-	-	N/A	0

GARDEN BANKS BLOCK 161
LOUISIANA
OCS 13367 #1ST (GA-60 FBA)	OIL	PV-PD	1	GB_161	1.000000	0.750000	105.96	3.23	1,048	9,199
OCS 13367 #1ST (GA-50/55 FBA)	OIL	PV-BP	1		1.000000	0.750000	105.96	3.23	1,048	9,199
OCS 13367 #1ST (GA-50/55 FBA)	OIL	PB-BP	0		1.000000	0.750000	105.96	3.23	1,048	9,199
OCS 13367 #1ST (GM-10 FBA)	OIL	PV-BP	1		1.000000	0.750000	105.96	3.23	1,048	9,199
OCS 13367 #1ST (GM-10 FBA)	OIL	PB-BP	-1		1.000000	0.750000	105.96	3.23	1,048	9,199
OCS 13367 #2 (GA-50/60 FBB)	OIL	PV-PD	1	GB_161	1.000000	0.750000	105.96	3.23	1,048	9,199
P/F EXPENSES GB 161 (FIXED & ABAND)	OIL	PV-PD	0		1.000000	0.750000	-	-	N/A	0
P/F EXPENSES GB 161 (FIXED & ABAND)	OIL	PV-BP	0		1.000000	0.750000	-	-	N/A	0
P/F EXPENSES GB 161 (FIXED COSTS)	OIL	PB-BP	0		1.000000	0.750000	-	-	N/A	42,930

GARDEN BANKS BLOCK 208
LOUISIANA
OCS 24462 #1ST1 (TRIM A)	GAS	PV-DP	0	GB 208	0.500000	0.430833	-	-	1,081	0

GARDEN BANKS BLOCK 625
LOUISIANA
G-15927 #2 ST5 (AMP 5.2 MAIN)	OIL	PV-PD	1		0.300000	0.240000	89.30	3.81	1,179	10,500
G-15927 #2 ST5 (AMP 5.2 MAIN)	OIL	PB-PD	0		0.300000	0.240000	89.30	3.81	1,179	10,500
G-15927 #2 ST5 (AMP 4.9 UPR & UPR STRAY)	OIL	PV-UD	0		0.300000	0.240000	89.30	3.81	1,179	10,500
G-15927 #2 ST4 REPLACEMENT (AMP 5.2 MAIN)	OIL	PB-UD	1		0.300000	0.240000	89.30	3.81	1,179	10,500
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR)	OIL	PB-UD	1		0.300000	0.231510	89.30	3.81	1,179	10,500
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR)	OIL	PS-UD	0		0.300000	0.231510	89.30	3.81	1,179	10,500
P/F EXPENSES GB 625 (FIXED & ABAND)	GAS	PV-PD	0		0.300000	0.240000	-	-	N/A	0
P/F EXPENSES GB 625 (FIXED & ABAND)	GAS	PV-UD	0		0.300000	0.240000	-	-	N/A	0
P/F EXPENSES GB 625 (FIXED COSTS)	GAS	PB-PD	0		0.300000	0.240000	-	-	N/A	0
P/F EXPENSES GB 625 (FIXED COSTS)	GAS	PB-UD	0		0.300000	0.240000	-	-	N/A	0
P/F EXPENSES GB 625 (FIXED COSTS)	GAS	PS-UD	0		0.300000	0.240000	-	-	N/A	24,500

GHEENS (MOUNTAINEER DEEP)
LAFOURCHE PARISH, LOUISIANA
DM MINERALS #1 (UL-9 SAND (OIL RIM))	OIL	PV-PD	1		0.000000	0.046000	95.67	3.15	1,000	15,400
DM MINERALS #1 (UL-9 SAND (OIL RIM))	OIL	PB-PD	0		0.000000	0.046000	95.67	3.15	1,000	15,400
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL RIM))	OIL	PB-SI	1		0.000000	0.046000	95.67	3.15	1,000	15,400
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL RIM))	OIL	PS-SI	0		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #2 (UL-9 SAND (OIL RIM AND GAS CAP))	OIL	PV-SI	0		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #2 (UL-9 SAND (GAS CAP))	GAS	PV-BP	1		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #2 (UL-9 SAND (GAS CAP))	GAS	PB-BP	-1		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #3-ALT (UL-9 SAND (OIL RIM))	OIL	PV-PD	1		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #3-ALT (UL-9 SAND (OIL RIM AND GAS CAP))	OIL	PB-PD	0		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #3-ALT (UL-9 SAND (GAS CAP))	GAS	PV-BP	1		0.000000	0.046000	95.67	3.15	1,000	15,400
GHEENS #3-ALT (UL-9 SAND (GAS CAP))	GAS	PB-BP	-1		0.000000	0.060713	95.67	3.15	1,000	15,400

GRAND ISLE 003
PLAQUEMINES PARISH, LOUISIANA
SL 18584 #01 (LS LWR)	GAS	PV-DP	0		0.500000	0.365000	-	-	1,094	0

GRAND ISLE BLOCK 076
LOUISIANA
P/F ABANDONMENT GI76 (ABAND)	GAS	PV-DP	0		0.038333	0.016300	-	-	N/A	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 6 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

GRAND ISLE BLOCK 103
LOUISIANA
OCS 21125 #A-2(#3) (BLUE)	GAS	PV-DP	0	GI_103	0.485100	0.360215	-	-	1,120	0

HIGH ISLAND BLOCK A-283
TEXAS
OCS 02404 #A-1ST1 (L-9)	GAS	PV-PD	1	HI_A283	0.249410	0.208270	112.69	3.28	1,056	11,250
OCS 02404 #A-2ST1 (L-8A)	GAS	PV-PD	1	HI_A283	0.249410	0.208270	112.69	3.28	1,056	11,250
OCS 02404 #A-6 (L-10 (L-9))	GAS	PV-PD	1	HI_A283	0.228310	0.190690	112.69	3.28	1,056	11,250
OCS 02404 #A-7 (L-5 (L-6))	GAS	PV-PD	1	HI_A283	0.228310	0.190690	112.69	3.28	1,056	11,250
OCS 02404 #A-7 (L-1)	GAS	PV-BP	0	HI_A283	0.228310	0.190690	112.69	3.28	1,056	11,250
OCS 02404 #A-7 (AB-4)	GAS	PV-BP	0	HI_A283	0.228310	0.190690	112.69	3.28	1,056	11,250
OCS 02404 #A-7 (QP1-B)	GAS	PV-BP	0	HI_A283	0.228310	0.190690	112.69	3.28	1,056	11,250
P/F ABANDONMENT HI A-283 (ABAND)	GAS	PV-PD	0	HI_A283	0.249410	0.208270	-	-	N/A	0

HIGH ISLAND BLOCK A-353/366
TEXAS
OCS 24425 #A-2 (353) (6900’ (PL 1-3))	GAS	PV-DP	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24425 #A-2 (353) (6600’)	GAS	PV-BP	1		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24425 #A-2 (353) (6600’)	GAS	PB-BP	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24425 #A-2 (353) (6600’)	GAS	PS-BP	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (7300’/7200’)	GAS	PV-PD	1		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (7300’/7200’)	GAS	PB-PD	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (7200’)	GAS	PV-PD	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (7100’)	GAS	PV-BP	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (7100’)	GAS	PB-BP	0		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (6900’)	GAS	PV-BP	1		0.500000	0.410000	112.69	3.29	1,060	15,691
OCS 24429 #A-1 (366) (6900’)	GAS	PB-BP	-1		0.500000	0.410000	112.69	3.29	1,060	15,691
P/F EXPENSES HI A-353/366 (FIXED & ABAND)	GAS	PV-PD	0		0.500000	0.410000	-	-	N/A	0
P/F EXPENSES HI A-353/366 (FIXED & ABAND)	GAS	PV-BP	0		0.500000	0.410000	-	-	N/A	0
P/F EXPENSES HI A-353/366 (FIXED COSTS)	GAS	PB-BP	0		0.500000	0.410000	-	-	N/A	73,225

HIGH ISLAND BLOCK A-472
TEXAS
OCS 17182 #D-1 (G-15 FBA)	GAS	PV-BP	0		0.860000	0.620570	100.30	3.37	1,086	9,212
OCS 21354 #D-4 (G-20)	GAS	PV-PD	0	HI_A491	0.825000	0.691000	100.30	3.37	1,086	9,212
P/F ABANDONMENT HI A-472 (ABAND)	GAS	PV-PD	0	HI_A472	0.860000	0.620570	-	-	N/A	0

HIGH ISLAND BLOCK A-474/489/499
TEXAS
OCS 02366 #A-01 (474) (E-15)	OIL	PV-PD	1		0.658400	0.549812	100.30	3.61	1,164	11,250
OCS 02366 #A-02 (474) (G18FBE15)	OIL	PV-PD	1		0.658400	0.549812	100.30	3.61	1,164	11,250
OCS 02366 #A-10 (474) (G-21)	OIL	PV-PD	1	HI_A474	0.658400	0.549812	100.30	3.61	1,164	11,250
OCS 02366 #A-12ST (474) (G-8)	OIL	PV-PD	1		0.658400	0.549812	100.30	3.61	1,164	11,250
OCS 02366 LOC #A-12ST2 (474) (G-10)	OIL	PV-UD	1		0.658400	0.549812	100.30	3.61	1,164	11,250
OCS 02366 #A-13ST2 (474) (E-19)	OIL	PV-PD	1	HI_A474	0.846077	0.706532	100.30	3.61	1,164	11,250
OCS 02366 #A-18 (475) (B-13)	GAS	PV-DP	0	HI_A475	0.761818	0.636150	100.30	3.61	1,164	11,250
OCS 02372 #B-02A (489) (G-18)	OIL	PV-PD	1		0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-05ST (489) (G-18)	OIL	PV-PD	1	HI_A489	0.777990	0.649664	100.30	3.61	1,164	11,250
OCS 02372 LOC #B-05ST2 (489) (G-23)	OIL	PV-UD	1		0.777990	0.649664	100.30	3.61	1,164	11,250
OCS 02372 #B-013 (489) (G-15 SAND)	OIL	PV-PD	1		0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-18ST1 (489) (G-23)	OIL	PV-PD	1	HI_A489	0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-18ST1 (489) (G-18)	OIL	PV-BP	1		0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-18ST1 (489) (G-17)	OIL	PV-BP	1		0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-18ST1 (489) (G-15/14)	GAS	PV-BP	0		0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-21ST2 (489) (F-8)	GAS	PV-PD	1	HI_A489	0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-29 (489) (G-23)	OIL	PV-PD	1	HI_A489	0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-07 (489) (G-15 FBE5)	OIL	PV-PD	1		0.672200	0.561336	100.30	3.61	1,164	11,250
OCS 02372 #B-15B (489) (G-18 FBE6)	OIL	PV-PD	1		0.672200	0.561336	100.30	3.61	1,164	11,250
P/F ABANDONMENT HI A-474 (ABAND)	GAS	PV-PD	0		0.649080	0.549812	-	-	N/A	0
P/F ABANDONMENT HI A-474 (ABAND)	GAS	PV-BP	0		0.649080	0.549812	-	-	N/A	0
P/F ABANDONMENT HI A-474 (ABAND)	GAS	PV-UD	0		0.649080	0.561336	-	-	N/A	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 7 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

HIGH ISLAND BLOCK A-521
TEXAS
OCS 17190 #B-1-D (ANG B-1 FBA/B)	GAS	PV-PD	0	HI_A521	0.598120	0.506470	112.69	3.35	1,079	12,819
OCS 17190 #B-2 (ANG B-1 FBC)	GAS	PV-PD	0	HI_A521	0.598120	0.506470	112.69	3.35	1,079	12,819
OCS 17190 #B-3 (ANG B-4 FBA)	GAS	PV-PD	0		0.598120	0.506470	112.69	3.35	1,079	12,819
OCS 17190 #B-3 (ANG B-3 FBA)	GAS	PV-BP	0	HI_A521	0.598120	0.506470	112.69	3.35	1,079	12,819
P/F ABANDONMENT- HI 521 (ABAND)	GAS	PV-PD	0		0.725000	0.613909	-	-	1,082	0
P/F ABANDONMENT- HI 521 (ABAND)	GAS	PV-BP	0		0.725000	0.613909	-	-	1,082	0

HIGH ISLAND BLOCK A-537
TEXAS
OCS 02696 #A-12 (531) (TP-2)	GAS	PV-PD	0	HI_A531	0.608893	0.509541	104.92	3.25	1,065	25,274
OCS 02696 #A-16 (531) (6600’)	GAS	PV-PD	1	HI_A531	0.608893	0.509541	104.92	3.25	1,065	25,274
OCS 02696 #A-17 (531) (TP-3)	OIL	PV-PD	1	HI_A531	0.608893	0.509541	104.92	3.25	1,065	25,274
OCS 02696 #A-17 (531) (VAL H)	OIL	PV-BP	0		0.608893	0.509541	104.92	3.25	1,065	25,274
OCS 02696 #A-18ST (531) (TP-3)	OIL	PV-PD	1	HI_A531	0.749055	0.626343	100.30	3.30	1,065	25,274
OCS 02697 #A-02 (536) (TP-1,2)	GAS	PV-PD	0	HI_A536	0.608893	0.509541	100.30	3.46	1,115	25,274
OCS 02697 #C-03 (536) (TP-1)	OIL	PV-DP	0	HI_A537	0.608893	0.509541	100.30	3.46	1,115	25,274
OCS 02698 #B-02 (537) (BN-3)	OIL	PV-PD	1		0.000000	0.063020	100.30	3.46	1,115	25,274
OCS 02698 #B-16 (537) (TP-4)	OIL	PV-PD	1	HI_A537	0.608893	0.509541	100.30	3.46	1,115	25,274
OCS 02698 #B-16 (537) (TP-6)	GAS	PV-BP	0		0.608893	0.509541	100.30	3.46	1,115	25,274
P&A EXPENSES- HI 537 (ABAND COSTS)	GAS	PV-PD	0	HI_A531	0.608893	0.509822	-	-	1,016	0

HIGH ISLAND BLOCK A-561
TEXAS
OCS 02712 #A-06ST (L-1B)	OIL	PV-SI	0	HI_A561	0.579578	0.483824	95.67	3.15	1,000	23,010
OCS 02712 #A-07ST (B-4/B-3)	OIL	PV-SI	0	HI_A561	0.723560	0.602967	95.67	3.15	1,000	23,010
OCS 02712 #A-16 (L-8)	GAS	PV-SI	0	HI_A561	0.579579	0.483824	95.67	3.15	1,000	23,010
P&A EXPENSES - HI 561 (ABANDONMENT)	GAS	PV-SI	0	HI_A561	0.579579	0.483824	-	-	N/A	0

HIGH ISLAND BLOCK A-571
TEXAS
OCS G02391 #A-11 (P1 S7)	GAS	PV-PD	1		0.208350	0.173620	100.30	3.34	1,078	39,750
OCS G02391 #A-16ST2 (P-1 SAND)	OIL	PV-PD	1		0.208350	0.173620	100.30	3.34	1,078	39,750
OCS G02391 #A-17 (P-1)	GAS	PV-PD	1		0.208350	0.173620	100.30	3.34	1,078	39,750
P/F EXPENSES HI571 (FIXED & ABAND)	GAS	PV-PD	0		0.208350	0.173620	-	-	N/A	278,250

LAC BLANC (LONG POINT)
VERMILION PARISH, LOUISIANA
SL 18090 #1 (18700’ FB1)	GAS	PV-PD	1		0.375000	0.267482	111.61	3.32	1,041	18,750
SL 18090 #2 (18700’ FB2)	GAS	PV-PD	1		0.375000	0.267482	111.61	3.32	1,041	18,750
SL 18090 #2 (18100’ FB2)	GAS	PV-BP	1		0.375000	0.267482	111.61	3.32	1,041	18,750
SL 18090 #2 (18100’ FB2)	GAS	PB-BP	0		0.375000	0.267482	111.61	3.32	1,041	18,750
P/F EXPENSES LONG POINT	GAS	PV-PD	0		0.375000	0.267482	-	-	N/A	0
P/F EXPENSES LONG POINT	GAS	PV-BP	0		0.375000	0.267482	-	-	N/A	0
P/F EXPENSES LONG POINT	GAS	PB-BP	0		0.375000	0.267482	-	-	N/A	87,500

LAKE LERY WEST
PLAQUEMINES PARISH, LOUISIANA
DELACROIX 48 #1 (SAINT) (CIB OP)	GAS	PV-PD	0		0.375000	0.281250	95.67	3.64	1,031	30,000
EVANS #1 (SAINT) ( CIB O)	GAS	PV-PD	0		0.375000	0.281250	95.67	3.64	1,031	30,000
LAKE LERY WEST ABAN COSTS	GAS	PV-PD	0		0.375000	0.281250	-	-	N/A	0

MAIN PASS BLOCK 138
LOUISIANA
OCS 16500 #G-1 (M-3A FBA2ST2)	OIL	PV-PD	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-1 (M-2 FBA2ST2)	GAS	PV-BP	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-1 (M-2 FBA2ST2)	GAS	PB-BP	0		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-2 (M-9)	OIL	PV-PD	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-2 (M-9)	OIL	PB-PD	0		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-2 (M-9)	OIL	PS-PD	0		0.920000	0.768267	111.38	3.36	1,070	17,476

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 8 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

MAIN PASS BLOCK 138 (CONT.)
LOUISIANA
OCS 16500 #G-2 (M-8)	OIL	PV-BP	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-2 (M-13)	GAS	PV-BP	1	MP_138	0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-2 (M-7)	GAS	PV-BP	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-3 (M-4 FB6)	GAS	PV-DP	0		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-3 (M-3A FB6)	OIL	PV-PD	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-3 (M-2B FB6)	GAS	PV-BP	1		0.920000	0.768267	111.38	3.36	1,070	17,476
OCS 16500 #G-4 (M-9 FBB)	OIL	PV-PD	1	MP_138	0.920000	0.768267	111.38	3.36	1,070	17,476
P/F EXPENSES - MP 138 G (FIXED & ABAND)	OIL	PV-PD	0		0.920000	0.768270	-	-	N/A	0
P/F EXPENSES - MP 138 G (FIXED & ABAND)	OIL	PV-BP	0		0.920000	0.768270	-	-	N/A	0
P/F EXPENSES - MP 138 G (FIXED & ABAND)	OIL	PB-BP	0		0.920000	0.768270	-	-	N/A	122,330

MAIN PASS BLOCK 255
LOUISIANA
OCS 07825 #A-5 (7900)	GAS	PV-PD	1	MP_255	0.396780	0.270660	110.61	3.23	1,028	21,750
OCS 07825 #A-6 (7750)	GAS	PV-PD	0	MP_255	0.396780	0.270660	110.61	3.23	1,028	21,750
P/F EXPENSES - MP 255 (FIXED & ABAND)	GAS	PV-PD	0	MP_255	0.396780	0.270660	-	-	N/A	101,500

MAIN PASS BLOCK 259 (PABST)
LOUISIANA
OCS 07827 #A-01 (MP 259) (10,000’ FB N)	GAS	PV-DP	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
OCS 07827 #A-02 (MP 259) (10,300’ FB SW)	GAS	PV-PD	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
OCS 07827 #A-03 (MP 259) (10,000’ FB N)	GAS	PV-PD	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
OCS 07827 #A-04 (MP 259) (10,300’ FB NW)	GAS	PV-PD	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
OCS 07827 #A-07 (MP 259) (TEX-W6 FBSW)	GAS	PV-DP	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
OCS 07827 #A-07 (MP 259) (TEX-W5 FBSW)	GAS	PV-BP	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
OCS 07827 #A-07 (MP 259) (TEX-W4 FBSW)	GAS	PV-BP	0	MP_259	0.430985	0.294143	110.04	3.23	1,028	32,500
P/F EXPENSES - MP 259 (FIXED COSTS)	OIL	PV-PD	0	MP_259	0.430985	0.294143	-	-	N/A	0
P/F EXPENSES - MP 259 (FIXED COSTS)	OIL	PV-BP	0	MP_259	0.430985	0.294143	-	-	N/A	0

MAIN PASS BLOCK 264
LOUISIANA
OCS 14585 #A-2 (11500’)	GAS	PV-PD	1		0.250000	0.208330	113.05	3.34	1,055	30,000
OCS 14585 #A-2 (11400’)	GAS	PV-BP	1		0.250000	0.208330	113.05	3.34	1,055	30,000
OCS 14585 #A-3 (10700’)	GAS	PV-BP	1		0.250000	0.208330	113.05	3.34	1,055	30,000
OCS 14585 #A-3 (10550’)	GAS	PV-BP	1		0.250000	0.208330	113.05	3.34	1,055	30,000
P/F EXPENSES - MP 264 (FIXED & ABAND)	GAS	PV-PD	0		0.250000	0.208333	-	-	N/A	0
P/F EXPENSES - MP 264 (FIXED & ABAND)	GAS	PV-BP	0		0.250000	0.208333	-	-	N/A	0

MAIN PASS BLOCK 275
LOUISIANA
OCS 15395 #A-3 (10800’)	GAS	PV-PD	1	MP_275	0.500000	0.375000	110.04	3.41	1,086	4,000
OCS 15395 #A-3 (10800’)	GAS	PB-PD	0	MP_275	0.500000	0.375000	110.04	3.41	1,086	4,000
OCS 15395 #A-3 (10800’)	GAS	PS-PD	0	MP_275	0.500000	0.375000	110.04	3.41	1,086	4,000
OCS 15395 #A-3 (10600’)	GAS	PV-BP	1	MP_275	0.500000	0.375000	110.04	3.41	1,086	4,000
OCS 15395 #A-3 (10600’)	GAS	PB-BP	-1	MP_275	0.500000	0.375000	110.04	3.41	1,086	4,000
P/F ABANDONMENT - MP 275 (ABAND)	GAS	PV-PD	0	MP_275	0.500000	0.375000	-	-	N/A	0
P/F ABANDONMENT - MP 275 (ABAND)	GAS	PV-BP	0	MP_275	0.500000	0.375000	-	-	N/A	0

MISSISSIPPI CANYON BLOCK 357
LOUISIANA
OCS 10988 #2 S/T (BUL 1 V-1)	GAS	PV-PD	0	MC_357	0.295939	0.250829	-	-	1,128	0
OCS 10988 #2 S/T (Q)	GAS	PV-UD	0	MC_357	0.295939	0.250829	-	-	1,128	0

MOBILE BLOCK 863
LOUISIANA
OCS 05748 #3 (NORPHLET)	GAS	PV-DP	0	MO_863	0.175000	0.145833	-	-	1,050	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 9 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

MOUND POINT
IBERIA PARISH, LOUISIANA
MOUND POINT SL 340 ABANDONMENT	GAS	PV-PD	0		0.182700	0.137025	-	-	N/A	0

MUSTANG ISLAND BLOCK 782
TEXAS
OCS 10147 #A-01 (4150’ STRINGERS)	GAS	PV-DP	0		0.670000	0.484633	94.33	3.15	1,026	56,178
OCS 10147 #A-02 (AMPH B)	GAS	PV-PD	0		0.670000	0.484633	94.33	3.15	1,026	45,982
OCS 10147 #A-02 (AMPH B)	GAS	PB-PD	0		0.670000	0.484633	94.33	3.15	1,026	45,982

MYETTE PT NW
ST. MARY PARISH, LOUISIANA
SL 14519 #1 (L-1 B)	GAS	PV-PD	1		0.500000	0.389135	111.54	3.42	1,106	12,250
SL 14520 #2 (L 1 B)	GAS	PV-PD	1		0.500000	0.389135	111.54	3.42	1,106	12,250
SL 14914 #3 (L-2B / PLAN 6)	GAS	PV-PD	0		0.344212	0.253542	111.54	3.42	1,106	12,250
MYETTE PT NW FIXED & ABAN COSTS (FIXED & ABAND)	GAS	PV-PD	0		0.500000	0.389100	-	-	N/A	85,750

NORTH PADRE ISLAND BLOCK 883L/899L
KLEBERG COUNTY, TEXAS
SL 96146 #3L (MARG TEX 1A)	GAS	PV-PD	1		0.350000	0.267630	92.46	3.46	1,127	7,500
SL 96146 #3L (MARG TEX 1B)	GAS	PV-BP	1		0.350000	0.267630	92.46	3.46	1,127	7,500
SL 96146 #3L (MARG TEX 1B)	GAS	PB-BP	0		0.350000	0.267630	92.46	3.46	1,127	7,500
SL 96146 #3L (MARG TEX 1B)	GAS	PS-BP	0		0.350000	0.267630	92.46	3.46	1,127	7,500
SL 96146 #3U (TOP FRIO)	GAS	PV-DP	0		0.350000	0.267630	92.46	3.46	1,127	7,500
SL 96146 #A-1 (TOP FRIO)	GAS	PV-PD	0		0.350000	0.267630	92.46	3.46	1,127	7,500
SL 96146 #A-2 (MARG TEX 1A)	GAS	PV-PD	0		0.350000	0.267630	92.46	3.46	1,127	7,500
P/F EXPENSES - NPI 883 (FIXED COSTS)	GAS	PV-PD	0		0.350000	0.267630	-	-	N/A	0
P/F EXPENSES - NPI 883 (FIXED COSTS)	GAS	PV-BP	0		0.350000	0.267630	-	-	N/A	0
P/F EXPENSES - NPI883 (FIXED COSTS)	GAS	PB-BP	0		0.350000	0.267630	-	-	N/A	52,500
P/F EXPENSES - NPI 883 (FIXED COSTS)	GAS	PS-BP	0		0.350000	0.267630	-	-	N/A	52,500

NORTH PADRE ISLAND BLOCK A-009
TEXAS
OCS 18863 #A-01 (B1 SAND)	GAS	PV-PD	1	PN_891	0.510000	0.414800	97.34	3.11	1,015	10,209
OCS 18863 #A-01 (B6 SAND)	GAS	PV-BP	0	PN_891	0.510000	0.414800	97.34	3.11	1,015	10,209
OCS 18863 #A-01 (B6 SAND)	GAS	PB-BP	1	PN_891	0.510000	0.414800	97.34	3.11	1,015	10,209
OCS 18863 #A-02 (TEX-L3)	GAS	PV-DP	0	PN_A009	0.510000	0.389300	97.34	3.11	1,015	10,209
OCS 18863 #A-02 (TEX L-2)	GAS	PV-PD	1	PN_A009	0.510000	0.389300	97.34	3.11	1,015	10,209
OCS 18863 #A-02 (TEX L-1)	GAS	PV-BP	0	PN_A009	0.510000	0.389300	97.34	3.11	1,015	10,209
OCS 23132 #B-01 (DISC 2)	GAS	PV-PD	1	PN_A009	0.510000	0.389300	97.34	3.09	1,008	10,209
P/F EXPENSES- NPI A-09 (FIXED & ABAND)	GAS	PV-PD	0	PN_A009	0.510000	0.389300	-	-	N/A	0
P/F EXPENSES- NPI A-09 (FIXED COSTS)	GAS	PB-BP	0	PN_A009	0.510000	0.389300	-	-	N/A	71,464

OUTSIDE ISLAND (LIBERTY CANAL)
VERMILION PARISH, LOUISIANA
JASON GUIDRY 28 #1 (TRAHAN A FB A)	GAS	PV-PD	1		0.375000	0.275736	111.79	3.44	1,105	35,000
JASON GUIDRY 28 #1ST (TRAHAN B FB B)	GAS	PB-UD	1		0.375000	0.275736	111.79	3.44	1,105	35,000
JASON GUIDRY 28 #1ST (TRAHAN A FB B)	GAS	PB-UD	1		0.375000	0.275736	111.79	3.44	1,105	35,000
JASON GUIDRY 28 #1ST (TRAHAN A FB B)	GAS	PS-UD	0		0.375000	0.275736	111.79	3.44	1,105	35,000

OUTSIDE ISLAND (ZIGLER CANAL)
VERMILION PARISH, LOUISIANA
VPSB #1 ST2 (ZIGLER CANAL) (13400’ SAND)	GAS	PV-SI	0		0.500000	0.363113	-	-	1,110	0

RICEVILLE
VERMILION PARISH, LOUISIANA
BAKER 1 STK 3 (MIOGYP RA SUA 402)	GAS	PV-PD	1		0.057500	0.043800	111.66	3.67	1,141	25,000

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 10 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

ROANOKE E
JEFFERSON DAVIS PARISH, LOUISIANA
HBY RA SUB BRIESKE 1 1453	GAS	PV-PD	0		0.492270	0.391166	111.19	3.29	1,009	36,000
HBY RA SUJ SIMON 1 1455 (HACKBERRY)	GAS	PV-PD	1		0.500000	0.375000	111.19	3.29	1,009	36,000
HBY RA SUJ SIMON 1 1455 (HACKBERRY)	GAS	PB-PD	1		0.500000	0.375000	111.19	3.29	1,009	36,000
HBY RA SUJ SIMON 1 1455 (HACKBERRY)	GAS	PS-PD	1		0.500000	0.375000	111.19	3.29	1,009	36,000

SHIP SHOAL BLOCK 058
LOUISIANA
OCS 07746 #A-1 (9000’)	GAS	PV-BP	1		1.000000	0.720000	109.83	3.37	1,072	32,085
OCS 07746 #A-2 (9500’/9800’)	OIL	PV-PD	1	SS_058	1.000000	0.703330	109.83	3.37	1,072	32,085
OCS 07746 #A-2 (9500’/9800’)	OIL	PB-PD	0	SS_058	1.000000	0.703330	109.83	3.37	1,072	32,085

SHIP SHOAL BLOCK 069
LOUISIANA
OCS 03577 #03 (11200’ UPR)	OIL	PV-PD	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #04 (11850’)	OIL	PV-PD	1	SS_069	0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #04 (11200’ LWR)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #04 (11200’ LWR)	OIL	PB-BP	0		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #04 (11200’ UPR)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #06ST (11500’)	OIL	PV-PD	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #06ST (11400’)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #06ST (11200’ LWR)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #16 (12500/12600)	OIL	PV-PD	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #16 (11800’)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 03577 #16 (10650’ SOUTH)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 06736 #02ST (11500)	OIL	PV-PD	0		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 06736 #5 S/T (9850’)	OIL	PV-PD	1	SS_066	0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 06736 #6 (10450’ UPR)	OIL	PV-DP	0		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 06736 #6 (BF-2A)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 06736 #6 (9850’)	OIL	PV-BP	1		0.750000	0.625000	111.62	3.53	1,121	16,725
OCS 06736 #6 (9850’)	OIL	PB-BP	0		0.750000	0.625000	111.62	3.53	1,121	16,725
SS 069 - P/F EXPENSES (FIXED & ABAND)	OIL	PV-PD	0		0.750000	0.625000	-	-	N/A	0
SS 069 - P/F EXPENSES (FIXED & ABAND)	OIL	PV-BP	0		0.750000	0.625000	-	-	N/A	0

SHIP SHOAL BLOCK 076
LOUISIANA
OCS 15276 #3ST1 (BIG 3-A MID)	OIL	PV-PD	1		0.825000	0.542500	109.83	3.37	1,072	87,400
OCS 15276 #3ST1 (BIG 3-A MID)	OIL	PB-PD	1		0.825000	0.542500	109.83	3.37	1,072	87,400
OCS 15276 #3ST1 (BIG 3-A MID)	OIL	PS-PD	1		0.825000	0.542500	109.83	3.37	1,072	87,400
OCS 15276 #3ST1 (BIG 3-A LWR)	OIL	PV-BP	1	SS_076	0.825000	0.542500	109.83	3.37	1,072	87,400
OCS 15276 #3ST1 (BIG 3-A UPR)	OIL	PV-BP	1		0.825000	0.542500	109.83	3.37	1,072	87,400
OCS 15276 #3ST1 (BIG 3-A UPR)	OIL	PB-BP	-1		0.825000	0.542500	109.83	3.37	1,072	87,400
SS 076 - P/F ABANDONMENT	OIL	PV-PD	0		0.825000	0.542500	-	-	1,000	0
SS 076 - P/F ABANDONMENT	OIL	PV-BP	0		0.825000	0.542500	-	-	1,000	0

SHIP SHOAL BLOCK 149
LOUISIANA
OCS 00434 #C-19 (K-1A SAND)	GAS	PV-DP	0		0.084430	0.069782	-	-	1,000	0

SHIP SHOAL BLOCK 159
LOUISIANA
OCS 11984 #1 ST (6,100’ SAND)	GAS	PV-PD	1	SS_159	0.298400	0.250699	106.62	3.28	1,043	25,000
OCS 11984 #1 ST (6,100’ SAND)	GAS	PB-PD	0	SS_159	0.298400	0.250699	106.62	3.28	1,043	25,000
OCS 11984 #1 ST (4,900’ SAND (FR))	GAS	PV-BP	1	SS_159	0.298400	0.250699	106.62	3.28	1,043	25,000
OCS 11984 #1 ST (4,900’ SAND (FR))	GAS	PB-BP	-1	SS_159	0.298400	0.250699	106.62	3.28	1,043	25,000
P/F ABANDONMENT SS 159	GAS	PV-PD	0	SS_159	0.298400	0.250699	-	-	N/A	0
P/F ABANDONMENT SS 159	GAS	PV-BP	0	SS_159	0.298400	0.250699	-	-	N/A	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 11 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

SHIP SHOAL BLOCK 188
LOUISIANA
P&A EXPENSES - SS 188 (ABAND COSTS)	GAS	PV-PD	0		0.000000	0.000000	-	-	N/A	0

SHIP SHOAL BLOCK 274
LOUISIANA
OCS 01036 #B-4 (B-6)	GAS	PV-PD	1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-4 (B-6)	GAS	PB-PD	0		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (CRIS 3A)	OIL	PV-PD	1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (CRIS 3A)	OIL	PB-PD	0		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (CRIS 3A)	OIL	PS-PD	0		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (G)	GAS	PV-BP	1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (G)	GAS	PB-BP	-1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (G)	GAS	PS-BP	-1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (STRAY B)	GAS	PV-BP	1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (STRAY B)	GAS	PB-BP	-1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (STRAY B)	GAS	PS-BP	-1		0.600000	0.480000	106.62	3.37	1,073	11,250
OCS 01036 #B-6ST1 (STRAY A)	GAS	PV-BP	0		0.600000	0.480000	106.62	3.37	1,073	11,250
P/F Expenses - SS274 (FIXED & ABAND)	GAS	PV-PD	0		0.600000	0.480000	-	-	N/A	0
P/F Expenses - SS274 (FIXED & ABAND)	GAS	PV-BP	0		0.600000	0.480000	-	-	N/A	0
P/F Expenses - SS274 (FIXED COSTS)	GAS	PB-BP	0		0.600000	0.480000	-	-	N/A	0
P/F Expenses - SS274 (FIXED COSTS)	GAS	PS-BP	0		0.600000	0.480000	-	-	1,000	52,500

SHIP SHOAL BLOCK 296
LOUISIANA
G-15303 A-3 (ANG B-3A)	GAS	PV-DP	0		0.494000	0.348352	-	-	1,000	0

SHIP SHOAL BLOCK 322
LOUISIANA
P&A EXPENSES - SS322 (ABAND COSTS)	GAS	PV-DP	0		0.730000	0.000000	-	-	N/A	0

SOUTH BELLE ISLE (PT. CHEVREUIL)
ST. MARY PARISH, LOUISIANA
SL 18350 #1 (CIB OP 14OOO’ FB A)	GAS	PV-PD	1		0.250000	0.175000	111.05	3.34	1,143	125,000
SL 18350 #1 ST (Attic) (CIB OP 14OOO’ FB A)	GAS	PV-UD	1		0.250000	0.175000	111.05	3.34	1,143	125,000
SL 18350 #1 ST (Attic) (CIB OP 14OOO’ FB A)	GAS	PB-UD	0		0.250000	0.175000	111.05	3.34	1,143	125,000
ABANDONMENT PT. CHEVREUIL	GAS	PV-PD	0		0.250000	0.175000	-	-	N/A	0
ABANDONMENT PT. CHEVREUIL	GAS	PV-UD	0		0.250000	0.175000	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 017
LOUISIANA
OCS 12886 #B-1 (2750’)	GAS	PV-DP	0		1.000000	0.738000	95.67	3.15	1,000	68,570
OCS 12886 #B-1 (2500’)	GAS	PV-BP	0		1.000000	0.738000	95.67	3.15	1,000	15,000
OCS 12886 #B-1 (2150’)	GAS	PV-BP	0		1.000000	0.738000	95.67	3.15	1,000	15,000

SOUTH MARSH ISLAND BLOCK 048
LOUISIANA
OCS 00787 #A-03 (BUL 16)	GAS	PV-DP	0	SM_049	1.000000	0.833330	-	-	1,040	0
P&A EXPENSES - EI 179 ‘C’ (SMI 48) PF (HURRICANE IKE	GAS	PV-DP	0		1.000000	0.833330	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 141
LOUISIANA
OCS 02885 #B-02ST (B-4 FBA)	GAS	PV-PD	0		0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-02ST (C-8 FBB)	GAS	PV-BP	0	SM_141	0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-03 (C-4 FBA)	GAS	PV-PD	0		0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-03 (C-3 FBA)	GAS	PV-BP	1		0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-03 (C-7 FBA)	GAS	PV-BP	1		0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-03 (C-2/C-1 FBA)	GAS	PV-BP	1		0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-03 (C-1 FBA)	GAS	PV-BP	0		0.872500	0.659580	111.67	3.23	1,022	14,719
OCS 02885 #B-03 (B-1 FBA)	GAS	PV-BP	1		0.872500	0.659580	111.67	3.23	1,022	14,719

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 12 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

SOUTH MARSH ISLAND BLOCK 141 (CONT.)
LOUISIANA
OCS 02885 #B-04ST (B-1A FBA)	GAS	PV-PD	0	SM_141	0.872500	0.659580	111.67	3.23	1,022	14,719
P/F EXPENSES - SMI 141 B (FIXED & ABAND)	GAS	PV-BP	0		0.872500	0.659580	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 144
LOUISIANA
OCS 02885 #C-3DST (AB FBA)	GAS	PV-PD	0		0.745000	0.594680	111.67	3.36	1,064	40,000
OCS 02886 #C-1 (ABA FBA)	GAS	PV-PD	0		0.745000	0.594680	111.67	3.36	1,064	40,000

SOUTH MARSH ISLAND BLOCK 146
LOUISIANA
P&A EXPENSES - SMI 146 (ABAND COSTS)	GAS	PV-DP	0		0.000000	0.000000	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 160/161
LOUISIANA
OCS 04433 #A-7 (IE FBE)	GAS	PV-PD	1	SM_160	1.000000	0.833330	109.03	3.56	1,129	16,600
OCS 04809 #A-14 (IE FBC)	OIL	PV-PD	1	SM_161	1.000000	0.783330	109.03	3.56	1,129	16,600
OCS 04809 #A-14 (IE FBC)	OIL	PV-BP	1		1.000000	0.783330	109.03	3.56	1,129	16,600
OCS 04809 #A-14 (IC FBC)	GAS	PV-BP	1		1.000000	0.783330	109.03	3.56	1,129	16,600
OCS 04809 #A-15 (IE LWR FBD)	OIL	PV-PD	1	SM_161	1.000000	0.783330	109.03	3.56	1,129	16,600
OCS 04809 #A-15 (IE UPR FBD)	OIL	PV-BP	1		1.000000	0.783330	109.03	3.56	1,129	16,600
P/F EXPENSES - SMI 160/161 (FIXED & ABAND)	GAS	PV-PD	0		1.000000	0.800000	-	-	N/A	0
P/F EXPENSES - SMI 160/161 (FIXED & ABAND)	GAS	PV-BP	0		1.000000	0.800000	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 211 (TIGER SHO)
LOUISIANA
OCS 00310 #210ST (X-1 SAND)	GAS	PV-PD	0		0.000000	0.000000	103.13	3.42	1,089	10,000

SOUTH MARSH ISLAND BLOCK 212
LOUISIANA
OCS-G-00310 #228 (OPERC 1)	GAS	PV-PD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-11.5)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-11.5)	GAS	PB-BP	0		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-10.40)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-10)	GAS	PB-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-8)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-8)	GAS	PB-BP	-1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-7)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228 (RL-7)	GAS	PB-BP	-1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #228ST (OPERC 2A & 2B)	GAS	PV-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 (RL-10)	GAS	PV-PD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 (RL-7)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 (RL-7)	GAS	PB-BP	0		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (UPR OPERC)	GAS	PB-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (UPR OPERC)	GAS	PS-UD	0		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (RL-11.7)	GAS	PB-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (RL-11.7)	GAS	PS-UD	-1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (RL-11.6)	GAS	PB-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (RL-11.6)	GAS	PS-UD	-1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (RL-11)	GAS	PB-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #229 ST (RL-11)	GAS	PS-UD	-1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #230 (OPERC 1)	GAS	PV-PD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #230 (RL-11.5)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #230 (RL-11.5)	GAS	PB-BP	0		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #230 (RL-10.4)	GAS	PV-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #232 (RL-10.4)	GAS	PV-PD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #232 (RL-7)	GAS	PS-BP	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 #233 (RL-10)	GAS	PV-PD	1		0.550000	0.388451	109.27	3.17	1,014	77,500
OCS-G-00310 #233 (RL-10)	GAS	PB-PD	1		0.550000	0.388451	109.27	3.17	1,014	77,500
OCS-G-00310 LOC J (RL-10.4)	GAS	PS-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 LOC J (RL-10.0)	GAS	PS-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 13 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

SOUTH MARSH ISLAND BLOCK 212 (CONT.)
LOUISIANA
OCS-G-00310 LOC K (RL-10.4)	GAS	PS-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
OCS-G-00310 LOC L (RL-10.4)	GAS	PS-UD	1		0.550000	0.412500	109.27	3.17	1,014	77,500
GAS PROCESSING & ABANDONMENT - FLATROCK	GAS	PV-PD	0		0.550000	0.412500	-	-	1,000	0
GAS PROCESSING & ABANDONMENT - FLATROCK	GAS	PV-BP	0		0.550000	0.412500	-	-	1,000	0
GAS PROCESSING & ABANDONMENT - FLATROCK	GAS	PV-UD	0		0.550000	0.412500	-	-	1,000	0
GAS PROCESSING AND HANDLING - FLATROCK	GAS	PB-BP	0		0.550000	0.412500	-	-	1,000	0
GAS PROCESSING AND HANDLING - FLATROCK	GAS	PB-UD	0		0.550000	0.412500	-	-	1,000	0
GAS PROCESSING AND HANDLING - FLATROCK	GAS	PS-BP	0		0.550000	0.412500	-	-	1,000	0
GAS PROCESSING AND HANDLING - FLATROCK	GAS	PS-UD	0		0.550000	0.412500	-	-	1,000	0

SOUTH MARSH ISLAND BLOCK 217
LOUISIANA
G-00310 #223 (13900’ (ROB L-8))	GAS	PV-PD	1		0.403634	0.283205	109.27	3.17	1,014	16,500
G-00310 #223 (13700’ (RL-7.7))	GAS	PS-BP	1		0.403634	0.283205	109.27	3.17	1,014	16,500
G-00310 #227 (RL-10.0)	GAS	PV-SI	0		0.401914	0.284997	109.27	3.17	1,014	16,500
G-00310 #234 ST (GYRO 1 FB A/B - NORTH)	GAS	PV-UD	1		0.550000	0.388451	109.27	3.17	1,014	16,500
G-00310 #234 ST (GYRO 1 FB A/B - NORTH)	GAS	PB-UD	0		0.550000	0.388451	109.27	3.17	1,014	16,500
P/F ABANDONMENT SMI 217	GAS	PV-PD	0		0.550000	0.388452	-	-	N/A	0
P/F ABANDONMENT SMI 217	GAS	PV-UD	0		0.550000	0.388452	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 224
LOUISIANA
JB MOUNTAIN DEEP	GAS	PV-DP	0		0.500000	0.375000	-	-	N/A	0

SOUTH MARSH ISLAND BLOCK 230
LOUISIANA
Davy Jones Abandonment (BAC)	GAS	PV-PD	0		1.000000	0.750000	-	-	1,089	0

SOUTH MARSH ISLAND BLOCK 239
LOUISIANA
OCS 00310 #217 (BAC)	GAS	PV-DP	0		0.082890	0.062170	-	-	1,089	0

SOUTH MARSH ISLAND BLOCK 249
LOUISIANA
P&A EXPENSES -SMI 249 (ABAND COSTS)	GAS	PV-DP	0		0.138000	0.101250	-	-	1,000	0

SOUTH PASS BLOCK 011
PLAQUEMINES PARISH, LOUISIANA
SL 00998 #192 (BB)	GAS	PV-PD	1		0.333330	0.271880	110.04	3.43	1,094	30,000
SL 00998 #192 (BB)	GAS	PB-PD	0		0.333330	0.271880	110.04	3.43	1,094	30,000
SL 00998 #192 (BB)	GAS	PS-PD	0		0.333330	0.271880	110.04	3.43	1,094	30,000
SL 00998 #193 (BB)	GAS	PV-DP	0		0.333330	0.271880	110.04	3.43	1,094	30,000

SOUTH PELTO 09
LOUISIANA
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA)	GAS	PV-PD	1		0.333300	0.287751	110.76	3.16	1,003	75,000
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA)	GAS	PB-PD	0		0.333300	0.287751	110.76	3.16	1,003	75,000
OCS 02924 #10 (VP-1 (PL 9 Z2) FB RA)	GAS	PS-PD	0		0.333300	0.287751	110.76	3.16	1,003	75,000

SOUTH TIMBALIER BLOCK 148 ‘B’
LOUISIANA
OCS 01898 #B-1ST1 (NN UPR)	GAS	PV-PD	0		0.754000	0.525813	111.34	3.15	1,015	103,100
OCS 01898 #B-7 (NH LWR)	OIL	PV-PD	1		0.754000	0.525813	111.34	3.15	1,015	103,100
OCS 01898 #B-7 (NH LWR)	OIL	PB-PD	0		0.754000	0.525813	111.34	3.15	1,015	103,100
OCS 01898 #B-7 (NH LWR)	OIL	PS-PD	0		0.754000	0.525813	111.34	3.15	1,015	103,100
OCS 01898 #B-7 (MJ)	OIL	PV-BP	1		0.754000	0.525813	111.34	3.15	1,015	103,100
OCS 01898 #B-7 (MD GAS CAP)	GAS	PV-BP	1		0.754000	0.525813	111.34	3.15	1,015	103,100
OCS 01898 #B-7 (MA)	GAS	PV-BP	1		0.754000	0.525813	111.34	3.15	1,015	103,100

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 14 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

SOUTH TIMBALIER BLOCK 148 ‘B’ (CONT.)
LOUISIANA
OCS 01898 #B-7 (MA)	GAS	PB-BP	0		0.754000	0.525813	111.34	3.15	1,015	103,100
P/F ABANDONMENT- ST 148 B (ABAND)	OIL	PV-PD	0		0.754000	0.525813	-	-	N/A	0
P/F ABANDONMENT- ST 148 B (ABAND)	OIL	PV-BP	0		0.754000	0.525813	-	-	N/A	0

SOUTH TIMBALIER BLOCK 148 ‘D’
LOUISIANA
OCS 01898 #D-4ST (OD)	GAS	PV-PD	1	ST_148	0.563000	0.427027	111.83	3.15	1,015	103,100
OCS 01898 #D-4ST (OC)	GAS	PV-BP	1	ST_148	0.563000	0.427027	111.83	3.15	1,015	103,100
P/F ABANDONMENT - ST 148 D (ABAND)	GAS	PV-PD	0	ST_148	0.563000	0.427027	-	-	N/A	0
P/F ABANDONMENT - ST 148 D (ABAND)	GAS	PV-BP	0	ST_148	0.563000	0.427027	-	-	N/A	0

SOUTH TIMBALIER BLOCK 148 ‘E’
LOUISIANA
OCS 01898 #6 (E-1) (KR FB6)	GAS	PV-PD	1		0.466000	0.360053	111.34	3.15	1,015	103,100
OCS 01898 #6 (E-1) (KF FB6)	GAS	PV-BP	1		0.466000	0.360053	111.34	3.15	1,015	103,100
OCS 01898 #6 (E-1) (KF FB6)	GAS	PB-BP	0		0.466000	0.360053	111.34	3.15	1,015	103,100
OCS 01898 #6 (E-1) (KC FB6)	GAS	PV-BP	1		0.466000	0.360050	111.34	3.15	1,015	103,100
P/F ABANDONMENT - ST 148 E (ABAND)	GAS	PV-PD	0		0.466000	0.360053	-	-	N/A	0
P/F ABANDONMENT - ST 148 E (ABAND)	GAS	PV-BP	0		0.466000	0.360053	-	-	N/A	0

SOUTH TIMBALIER BLOCK 156
LOUISIANA
OCS 18043 #B-1 (ROB E (16500’))	GAS	PV-PD	1	ST_156	0.333300	0.261140	111.83	3.15	1,015	150,000
OCS 18043 #B-1 (ROB E (16500’))	GAS	PB-PD	0	ST_156	0.333300	0.261140	111.83	3.15	1,015	150,000
OCS 18043 #B-1 (ROB E (16500’))	GAS	PS-PD	0	ST_156	0.333300	0.261140	111.83	3.15	1,015	150,000

SOUTH TIMBALIER BLOCK 168
LOUISIANA
P&A EXPENSES- ST 168 (ABAND COSTS)	GAS	PV-DP	0		0.322730	0.271875	-	-	N/A	0

SOUTH TIMBALIER BLOCK 193/194
LOUISIANA
OCS 05610 #A-3 (B-35 FBA)	GAS	PV-PD	0	ST_194	0.627500	0.467620	111.34	3.24	1,046	17,670
OCS 05610 #A-5 (C-61)	GAS	PV-PD	1	ST_193	0.627500	0.467620	111.34	3.24	1,046	17,670
OCS 12024 #C-1 (TEX X-C UPR MAIN)	GAS	PV-PD	1		0.627500	0.530370	111.34	3.24	1,046	17,670
OCS 12024 #C-1 (TEX X-C UPR MAIN)	GAS	PB-PD	0		0.627500	0.530370	111.34	3.24	1,046	17,670
OCS 12024 #C-1 (TEX X-C UPR MAIN)	GAS	PS-PD	0		0.627500	0.530370	111.34	3.24	1,046	17,670
P/F EXPENSES - ST 193/194 (B-35 FBA)	GAS	PV-PD	0	ST_194	0.627500	0.467620	-	-	N/A	123,690
P/F EXPENSES - ST 193/194 (B-35 FBA)	GAS	PB-PD	0	ST_194	0.627500	0.467620	-	-	N/A	123,690
P/F EXPENSES - ST 193/194 (B-35 FBA)	GAS	PS-PD	0	ST_194	0.627500	0.467620	-	-	N/A	123,690

SOUTH TIMBALIER BLOCK 299
LOUISIANA
OCS 21683 C-1 (TRIM A FBA)	GAS	PV-SI	0	ST_299	0.750000	0.625000	109.28	3.59	1,143	20,000
OCS 21683 C-2 (8300’ SD)	OIL	PV-SI	0	ST_299	0.750000	0.625000	109.28	3.59	1,143	20,000
OCS 21683 C-2 (B SD)	OIL	PV-BP	1	ST_299	0.750000	0.625000	109.28	3.59	1,143	121,500
OCS 21683 C-2 (B SD)	OIL	PB-BP	0	ST_299	0.750000	0.625000	109.28	3.59	1,143	121,500

VERMILION BLOCK 016
VERMILION PARISH, LOUISIANA
SL 17159 #1 BP (LF-H/LF-F1)	GAS	PV-SI	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 #1 (LF-E2)	GAS	PV-BP	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 #1 (LF-C)	GAS	PV-BP	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 #1 (ROB 54 J)	GAS	PV-BP	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 #1 (ROB 54 H)	GAS	PV-BP	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 #1 (ROB L-3 UPPER FBA)	GAS	PV-BP	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 LOC. C (LF-H)	GAS	PS-UD	0		1.000000	0.750000	106.30	3.38	1,081	70,000
SL 17159 LOC. C (LF-C)	GAS	PS-UD	0		1.000000	0.750000	106.30	3.38	1,081	70,000

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 15 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

VERMILION BLOCK 016 (CONT.)
VERMILION PARISH, LOUISIANA
SL 17159 LOC. C (LF-C)	GAS	PS-UD	0		1.000000	0.750000	106.30	3.38	1,081	70,000
PROVED ABAN	GAS	PV-PD	0		1.000000	0.750000	-	-	N/A	0

VERMILION BLOCK 215
LOUISIANA
OCS 01140 #A-08 (LCN-9 FB A-8/A-9)	OIL	PV-PD	1	VR_215	0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #A-09 (CN-2 FB A-10)	GAS	PV-PD	1		0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #A-10 (LCN-9 FB A-10 WEST)	OIL	PV-PD	1	VR_215	0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #A-10 (CN-9 FB A-10)	GAS	PV-BP	1		0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #A-11ST1 (LCN1)	GAS	PV-PD	1	VR_215	0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #A-11ST1 (CN-8)	GAS	PV-BP	1	VR_215	0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #B-03ST (LCN-4 LWR/UPR)	OIL	PV-PD	1	VR_215	0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #B-03ST (LCN-2 WEST FB B-3ST WEST)	GAS	PV-BP	1		0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #B-03ST (BUL I-1 FB B-3ST)	GAS	PV-BP	1		0.920000	0.768270	110.89	3.45	1,096	12,663
OCS 01140 #B-03ST (CN-8 FB B-3ST)	GAS	PV-BP	1		0.920000	0.768270	110.89	3.45	1,096	12,663
P/F EXPENSES - VR 215 (FIXED & ABAND)	GAS	PV-PD	0		0.920000	0.768270	-	-	N/A	0
P/F EXPENSES - VR 215 (FIXED & ABAND)	OIL	PV-BP	0		0.920000	0.768270	-	-	N/A	0

VERMILION BLOCK 398
LOUISIANA
OCS 09529 #A-1ST (12500’ UPR)	GAS	PV-BP	1		0.880000	0.647733	105.67	3.40	1,096	22,696
OCS 09529 #A-1ST (12500’ LWR)	GAS	PV-BP	1	VR_398	0.880000	0.647733	105.67	3.40	1,096	22,696
OCS 09529 #A-2ST (12500’ LWR)	GAS	PV-BP	1		0.880000	0.647733	105.67	3.40	1,096	11,348
OCS 09529 #A-2ST (12500’ UPR)	GAS	PV-BP	1		0.880000	0.647733	105.67	3.40	1,096	11,348
OCS 09529 #A-2ST (GLOB A-8)	OIL	PV-BP	1	VR_398	0.880000	0.647733	105.67	3.40	1,096	22,696
OCS 09529 #A-2ST (12200’ UPR)	GAS	PV-BP	0		0.880000	0.647733	105.67	3.40	1,096	22,696
OCS 09529 #A-3ST (12500’ LWR)	OIL	PV-DP	0	VR_398	0.880000	0.647733	105.67	3.40	1,096	22,696
OCS 09529 #A-4 (6200’)	GAS	PV-SI	0		0.880000	0.647733	105.67	3.40	1,096	22,696
P/F EXPENSES - VR 398 (FIXED & ABAND)	GAS	PV-BP	0		0.880000	0.647733	-	-	N/A	60,000

VIOSCA KNOLL BLOCK 694
LOUISIANA
OCS 13055 #3ST1 (10300’ UVIG6)	GAS	PV-PD	1	VK_694	0.255859	0.179193	110.70	3.23	1,028	50,000
OCS 13055 #3ST1 (10300’ UVIG6)	GAS	PB-PD	0	VK_694	0.255859	0.179193	110.70	3.23	1,028	50,000
OCS 13055 #3ST1 (10300’ UVIG6)	GAS	PS-PD	0	VK_694	0.255859	0.179193	110.70	3.23	1,028	50,000

VIOSCA KNOLL BLOCK 738
LOUISIANA
OCS 15431 #1 WB1 (TEX W-3)	OIL	PV-DP	0	VK_738	0.511200	0.366080	-	-	1,000	0

WEST CAMERON BLOCK 022
LOUISIANA
OCS 24700 #C-1 (PLAN 4)	GAS	PV-DP	0		0.750000	0.630000	-	-	1,100	0

WEST CAMERON BLOCK 073
LOUISIANA
OCS 23736 #A-1 (MA-2A)	GAS	PV-PD	0		0.700000	0.583330	112.69	3.17	1,019	100,446
OCS 23736 #A-1 (MA-2A)	GAS	PB-PD	0		0.700000	0.583330	112.69	3.17	1,019	100,446

WEST CAMERON BLOCK 077 (096)
LOUISIANA
OCS 09387 #B-1 (CR-0 (SD-1))	GAS	PV-PD	1		0.337500	0.257625	112.29	3.13	1,014	138,000
OCS 09387 #B-1 (CR-0 (SD-1))	GAS	PB-PD	0		0.337500	0.257625	112.29	3.13	1,014	138,000
OCS 09387 #B-1 (CR-0 (SD-1))	GAS	PS-PD	0		0.337500	0.257625	112.29	3.13	1,014	138,000
OCS 23740 #B-2 (CR-0 (SD-1))	GAS	PV-DP	0		0.337500	0.257625	112.29	3.13	1,014	0
OCS 23740 #B-2 (SD-0)	GAS	PV-BP	0		0.337500	0.257625	112.29	3.13	1,014	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 16 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

WEST CAMERON BLOCK 165 (291)
LOUISIANA
OCS 04397 (291 #8) (MN-11 LWR)	GAS	PV-DP	0	WC_165	0.400000	0.293270	-	-	1,061	0

WEST CAMERON BLOCK 178
LOUISIANA
OCS 05286 #B-3 S/T (JK FBA)	OIL	PV-DP	0	WC_178	0.271650	0.230485	-	-	1,084	0

WEST CAMERON BLOCK 192
LOUISIANA
OCS 00190 #A-11D (IP)	GAS	PV-DP	0		0.295680	0.246900	112.69	3.39	1,090	17,942
OCS 00190 #B-07 (FN)	GAS	PV-PD	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00190 #B-08 (GM/GN)	GAS	PV-PD	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00190 #B-08D (EM)	GAS	PV-PD	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-09 (EA)	GAS	PV-PD	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-09 (EA)	GAS	PB-PD	1		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-10D (EJ)	GAS	PV-PD	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-10D (EJ)	GAS	PB-PD	1		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-11 (KX)	GAS	PV-PD	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-11 (KX)	GAS	PB-PD	1		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-11 (KJ)	GAS	PV-BP	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-11 (KJ)	GAS	PB-BP	1		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 00191 #B-11 (KJ)	GAS	PS-BP	0		0.295680	0.246900	112.69	3.26	1,047	17,942
OCS 23748 #A-12 (IS)	GAS	PV-DP	0		0.550000	0.458330	112.69	3.39	1,090	0
OCS 23748 #A-12 (IP)	GAS	PV-SI	0		0.550000	0.458330	112.69	3.39	1,090	0
OCS 23748 #A-12D (IE)	GAS	PV-SI	1		0.550000	0.458330	112.69	3.39	1,090	0
OCS 00191 #1(193) (KX)	GAS	PV-PD	0		0.394267	0.318156	112.69	3.39	1,090	17,942
OCS 00191 #1(193) (KX)	GAS	PB-PD	1		0.394267	0.318156	112.69	3.39	1,090	17,942
P/F EXPENSES - WC 192 (FIXED COSTS)	GAS	PV-PD	0		0.295680	0.246900	-	-	N/A	0
P/F EXPENSES - WC 192 (FIXED COSTS)	GAS	PB-PD	0		0.295680	0.246900	-	-	N/A	0
P/F EXPENSES - WC 192 (FIXED COSTS)	GAS	PB-BP	0		0.295680	0.246900	-	-	N/A	0
P/F EXPENSES - WC 192 (FIXED COSTS)	GAS	PS-BP	0		0.295680	0.246900	-	-	N/A	167,462

WEST CAMERON BLOCK 196
LOUISIANA
OCS G-5292 - A-5 (CIB OP 1 SAND FBA)	GAS	PV-PD	1		0.000000	0.012500	95.67	3.15	N/A	0
OCS G-5292 - A-5 (BIG 3-1 FB C)	GAS	PV-BP	1		0.000000	0.012500	95.67	3.15	N/A	0
OCS G-5292 - A-5 (BIG 3-1 FB C)	GAS	PB-BP	0		0.000000	0.012500	95.67	3.15	N/A	0
OCS G-5292 - A-8B (BIG 3-1 SAND FBA)	GAS	PV-PD	1		0.000000	0.012500	95.67	3.15	N/A	0
OCS G-5292 - A-10 (BIG 2-2 RA)	GAS	PV-PD	1		0.000000	0.012500	95.67	3.15	N/A	0

WEST CAMERON BLOCK 294
LOUISIANA
OCS 04090 #5 (ROB M FBD)	GAS	PV-DP	0	WC_240	0.850000	0.668208	-	-	1,000	0
OCS 04090 #C-2 (ROB M FBB)	GAS	PV-DP	0	WC_294	1.000000	0.783830	-	-	1,000	0

WEST CAMERON BLOCK 507
LOUISIANA
OCS 02549 #2 (C-1) (I-1 LWR)	GAS	PV-DP	0	WC_507	0.500000	0.416667	-	-	1,060	0

WEST CAMERON BLOCK 522
LOUISIANA
OCS 14340 #A-12ST (K-2)	GAS	PV-DP	0		1.000000	0.693330	-	-	1,050	0

WEST CAMERON BLOCK 532/533
LOUISIANA
P&A EXPENSES- WC 533 (ABAND COSTS)	GAS	PV-DP	0	WC_533	0.333000	0.277500	-	-	N/A	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 17 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

WEST CAMERON BLOCK 580
LOUISIANA
OCS 12803 #A-5 (6500’)	GAS	PV-PD	0	WC_580	0.750000	0.562500	111.67	3.21	1,018	22,500
OCS 12803 #A-6 (CM)	GAS	PV-PD	0	WC_580	0.750000	0.562500	111.67	3.21	1,018	22,500
P&A EXPENSES WC 580 (ABAND COSTS)	GAS	PV-PD	0	WC_580	0.750000	0.562500	-	-	N/A	0

WEST CAMERON BLOCK 593
LOUISIANA
OCS 02023 #5 (K-1)	GAS	PV-DP	0	WC_593	0.500000	0.371897	-	-	1,146	0

WEST CAMERON BLOCK 616
LOUISIANA
G-12808 A-2ST (EH-1 & 2)	GAS	PV-PD	0		0.250000	0.193449	112.29	3.12	1,012	16,606
G-12808 #6 (W-5 UTA)	GAS	PV-PD	0		0.250000	0.193449	112.29	3.12	1,012	16,606
G-12808 #6 (W-5 UTA)	GAS	PB-PD	0		0.250000	0.193449	112.29	3.12	1,012	16,606
G-12808 #7 (W-7M / W-7 UTA)	GAS	PV-PD	0		0.250000	0.193449	112.29	3.12	1,012	16,606
G-12808 #7 (W-7M / W-7 UTA)	GAS	PB-PD	0		0.250000	0.193449	112.29	3.12	1,012	16,606
P/F EXPENSES WC 616 (FIXED & ABAN)	GAS	PV-PD	0		0.250000	0.193449	-	-	N/A	38,748

WEST CAMERON BLOCK 639
LOUISIANA
P/F EXPENSES - WC 639 (FIXED & ABAND)	GAS	PV-DP	0		0.381394	0.317829	-	-	N/A	11,899
P/F EXPENSES - WC 648 (FIXED & ABAND)	GAS	PV-DP	0		0.277470	0.228072	-	-	N/A	11,899

WEST DELTA BLOCK 027
LOUISIANA
OCS 00691 #2 (WD 24) (E-7)	OIL	PV-PD	1	WD_24	0.500000	0.411670	111.81	3.07	984	11,545
OCS 01331 #16 (WD 23) (K6A)	GAS	PV-PD	1	WD_23	0.620600	0.500950	111.81	3.07	984	11,545
SL 2869 #02 (K-6)	GAS	PV-PD	1		0.620570	0.500950	111.81	3.07	984	11,545
SL 2869 #02 (K-5A)	GAS	PB-BP	0		0.620570	0.500950	111.81	3.07	984	11,545
SL 2869 #22 (K-5A)	GAS	PV-PD	1	WD_24	0.620260	0.500950	111.81	3.07	984	11,545
SL 2869 #26 (K-5A)	GAS	PV-PD	0	WD_24	0.620260	0.500950	111.81	3.07	984	11,545
SL 2869 #27 (D-1 LWR)	OIL	PV-BP	1		0.620260	0.500950	111.81	3.07	984	11,545
SL 2869 #28 (E2)	GAS	PV-PD	0		0.620260	0.500950	111.81	3.07	984	11,545
SL 2869 #28D (E-1)	OIL	PV-PD	1		0.750000	0.620000	111.81	3.07	984	11,545
SL 2869 #29 (D-4)	OIL	PV-PD	1	WD_24	0.750000	0.620000	111.81	3.07	984	11,545
SL 3978 #01 (K-5B)	GAS	PV-PD	1	WD_23	0.620600	0.500950	111.81	3.07	984	11,545
P/F ABANDONMENT- WD 27 (ABAND COSTS)	OIL	PV-PD	0	WD_24	0.620257	0.465193	-	-	N/A	0
P/F ABANDONMENT- WD 27 (ABAND COSTS)	OIL	PV-BP	0	WD_24	0.620257	0.465193	-	-	N/A	0

WEST DELTA BLOCK 133
LOUISIANA
OCS 1106 #F-1 (K-3)	OIL	PV-PD	1	WD_133	0.750000	0.545331	111.21	3.59	1,143	10,932
OCS 1106 #F-1 (K-2)	OIL	PV-BP	1	WD_133	0.750000	0.545331	111.21	3.59	1,143	10,932
OCS 1106 #F-1 (K)	OIL	PV-BP	1	WD_133	0.750000	0.545331	111.21	3.59	1,143	10,932
OCS 1106 #F-1 (J)	OIL	PV-BP	1	WD_133	0.750000	0.545331	111.21	3.59	1,143	10,932
OCS 1106 #F-1 (J)	OIL	PB-BP	0	WD_133	0.750000	0.545331	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K-4)	OIL	PV-PD	1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K-3)	OIL	PV-BP	1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K-3)	OIL	PB-BP	0	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K-2)	OIL	PV-BP	1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K-2)	OIL	PB-BP	-1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K)	OIL	PV-BP	1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (K)	OIL	PB-BP	-1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
OCS 1106 #F-3 (J)	OIL	PV-BP	1	WD_133	0.750000	0.553750	111.21	3.59	1,143	10,932
P/F EXPENSES - WD 133 (FIXED & ABAND)	GAS	PV-PD	0		0.750000	0.545331	-	-	N/A	0
P/F EXPENSES - WD 133 (FIXED & ABAND)	GAS	PV-BP	0		0.750000	0.545331	-	-	N/A	0
P/F EXPENSES - WD 133 (FIXED COSTS)	GAS	PB-BP	0		0.750000	0.545331	-	-	N/A	51,015
PHA FEES - WD 133	GAS	PV-PD	0		0.750000	0.545331	-	-	N/A	0
PHA FEES - WD 133	GAS	PV-BP	0		0.750000	0.545331	-	-	N/A	0
PHA FEES - WD 133	GAS	PB-BP	0		0.750000	0.545331	-	-	N/A	0

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC SUMMARY OF INITIAL BASIC DATA ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE C PAGE 18 OF 18

		(A)	NO.		---- INTERESTS -----		LIQUIDS	GAS DATA		GROSS
	PRIM	RESV	OF	LOCATION	---- EVALUATED ----		PRICE	PRICE		COST
	PROD	TYPE	WELLS	SEC TWP RNG	W.I.	N.R.I.	$/bbl	$/Mcf	BTU	$/MONTH

WEST DELTA BLOCK 152
LOUISIANA
OCS 01604 #A-01 (J-2)	OIL	PV-PD	1	WD_152	0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-03ST2 (H-2)	OIL	PV-PD	0		0.646010	0.482470	111.21	3.59	1,143	11,811
OCS 01604 #A-07 (K)	OIL	PV-PD	1	WD_152	0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-07 (J-2)	GAS	PV-BP	1		0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-09ST (O-5)	OIL	PV-PD	1		0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-09ST (O-3)	GAS	PV-BP	1		0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-12D (H)	OIL	PV-DP	0	WD_152	0.487025	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-20ST3 (H-2)	OIL	PV-PD	1	WD_152	0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 01604 #A-21B (J-2)	OIL	PV-PD	1	WD_152	0.487020	0.349470	111.21	3.59	1,143	11,811
OCS 10988 #A-10ST (G FBA-10ST)	OIL	PV-PD	1	MC_357	0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-10ST (F FBA-10ST)	OIL	PV-BP	1		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-10ST (F FBA-10ST)	GAS	PV-BP	1		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-10ST (E-7 FBA-10ST)	OIL	PV-BP	1		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-10ST (D FBA-10ST)	OIL	PV-BP	1		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-13ST2 (E-7 FBA-13ST2)	OIL	PV-BP	0		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-15ST2 (H)	OIL	PV-PD	1		0.487020	0.342510	111.21	3.59	1,143	11,811
OCS 10988 #A-15ST2 (H)	OIL	PB-PD	0		0.487020	0.342510	111.21	3.59	1,143	11,811
OCS 10988 #A-15ST2 (H)	OIL	PS-PD	0		0.487020	0.342510	111.21	3.59	1,143	11,811
OCS 10988 #A-19ST (F)	OIL	PV-BP	1		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-23ST2 (C FBA-13ST2)	OIL	PV-DP	0	MC_357	0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-23ST2 (F FBA-23ST2)	OIL	PV-BP	0		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-23ST2 (F FBA-23ST2)	GAS	PV-BP	0		0.646010	0.454320	111.21	3.59	1,143	11,811
OCS 10988 #A-23ST2 (E FBA-13ST2)	OIL	PV-BP	0		0.646010	0.454320	111.21	3.59	1,143	11,811
P&A EXPENSES - WD 152 (ABAND COSTS)	OIL	PV-PD	0		0.487025	0.389620	-	-	N/A	0
P&A EXPENSES - WD 152 (ABAND COSTS)	OIL	PV-BP	0		0.487025	0.389620	-	-	N/A	0

(A) RESERVE TYPES:	PV	=	PROVED	STATUS:	PD	=	PRODUCING	DP	=	DEPLETED
	PB	=	PROBABLE		BP	=	BEHIND PIPE	PB	=	PAYBACK
	PS	=	POSSIBLE		SI	=	SHUT IN	NP	=	NON-PRODUCING
					UD	=	UNDEVELOPED

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 1

GRAND SUMMARY
								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	717,606,641
FINAL								10.00%	668,800,678
REMARKS								15.00%	567,933,965
								20.00%	489,730,683
								25.00%	427,759,136

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	148	2,170,579	999,990	48,123	973,390	349,268	16,467	107.99	52.83	3.26
2013	141	3,584,227	1,063,159	59,086	1,723,819	352,165	22,212	107.41	53.10	3.27
2014	105	3,214,387	691,824	53,154	1,636,568	245,144	21,125	107.53	52.72	3.28
2015	86	3,101,195	730,455	47,533	1,628,540	281,223	19,229	108.53	52.47	3.27
2016	64	2,575,465	1,219,157	48,564	1,306,491	483,565	19,131	108.98	52.05	3.25
2017	47	1,877,976	921,974	33,452	976,209	365,806	13,574	108.81	52.06	3.25
2018	38	1,624,286	583,391	22,776	891,102	230,974	8,374	107.34	52.10	3.23
2019	28	1,124,390	323,635	13,995	615,444	128,660	4,574	107.70	52.05	3.23
2020	16	910,284	176,896	8,929	485,720	70,693	3,126	107.49	51.95	3.31
2021	11	556,137	106,378	5,573	328,673	42,512	2,267	107.66	51.95	3.34
2022	10	793,033	48,178	2,769	377,009	19,253	968	106.74	51.95	3.24
2023	7	424,836	77,092	2,748	206,014	30,808	1,008	107.03	51.95	3.21
2024	5	205,306	93,271	2,574	95,687	37,274	1,011	108.08	51.95	3.20
2025	3	112,117	80,516	2,167	48,555	32,177	843	109.60	51.95	3.21
2026	2	50,076	48,844	1,396	22,526	19,519	559	109.90	51.95	3.24

Sub-Total		22,324,294	7,164,760	352,840	11,315,746	2,689,041	134,470	107.95	52.39	3.26
Remainder		329,148	1,018,092	25,596	135,774	406,860	9,719	109.27	51.95	3.17
Total Future		22,653,443	8,182,852	378,436	11,451,519	3,095,901	144,189	107.97	52.33	3.26

Cumulative		105,446,575	1,823,270	1,889,231
Ultimate		128,100,017	10,006,122	2,267,667

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	105,117,227	18,450,128	53,616,416	0	177,183,771	1,358,416	30,000	607,674	175,187,680
2013	185,148,155	18,699,740	72,706,371	0	276,554,266	1,808,305	46,604	737,660	273,961,697
2014	175,980,132	12,923,832	69,354,557	0	258,258,521	1,490,102	24,243	670,323	256,073,853
2015	176,742,471	14,755,169	62,970,995	0	254,468,635	1,220,348	18,285	510,663	252,719,339
2016	142,374,862	25,168,864	62,256,982	0	229,800,707	713,320	12,203	416,415	228,658,770
2017	106,218,525	19,042,045	44,082,395	0	169,342,965	336,023	10,751	165,023	168,831,168
2018	95,649,991	12,033,266	27,050,360	0	134,733,617	141,531	9,658	96,869	134,485,559
2019	66,283,403	6,697,100	14,767,080	0	87,747,583	55,329	3,703	47,171	87,641,380
2020	52,210,854	3,672,719	10,345,317	0	66,228,890	26,165	0	16,390	66,186,334
2021	35,383,541	2,208,627	7,577,290	0	45,169,458	11,538	0	8,464	45,149,455
2022	40,241,348	1,000,275	3,133,683	0	44,375,306	5,102	0	4,395	44,365,808
2023	22,048,897	1,600,590	3,238,319	0	26,887,806	2,045	0	2,216	26,883,546
2024	10,341,876	1,936,490	3,237,969	0	15,516,334	0	0	0	15,516,334
2025	5,321,572	1,671,680	2,702,452	0	9,695,705	0	0	0	9,695,705
2026	2,475,625	1,014,096	1,813,269	0	5,302,991	0	0	0	5,302,991

Sub-Total	1,221,538,479	140,874,622	438,853,454	0	1,801,266,555	7,168,224	155,447	3,283,265	1,790,659,619
Remainder	14,835,978	21,137,687	30,838,264	0	66,811,928	0	0	0	66,811,928
Total Future	1,236,374,456	162,012,308	469,691,718	0	1,868,078,483	7,168,224	155,447	3,283,265	1,857,471,547

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	34,255,307	155,434	70,590,797	1,022,499	106,024,037	69,163,643	69,163,643	68,446,509
2013	60,032,963	216,677	121,832,252	6,098,284	188,180,176	85,781,521	154,945,165	78,597,521
2014	50,239,603	154,049	69,659,783	4,746,588	124,800,023	131,273,829	286,218,994	106,924,980
2015	43,761,400	117,115	28,886,958	2,547,607	75,313,080	177,406,259	463,625,253	131,523,492
2016	42,811,615	118,045	11,669,662	1,596,162	56,195,484	172,463,286	636,088,539	116,197,321
2017	35,383,092	41,467	58,436,573	1,175,807	95,036,940	73,794,228	709,882,767	45,536,376
2018	27,864,483	31,103	4,550,203	577,854	33,023,643	101,461,916	811,344,684	56,024,846
2019	19,409,367	16,087	21,570,080	151,148	41,146,683	46,494,697	857,839,381	23,141,853
2020	15,254,100	5,451	30,849,434	0	46,108,985	20,077,349	877,916,730	8,951,427
2021	8,438,519	2,693	18,789,759	0	27,230,971	17,918,484	895,835,214	7,476,107
2022	3,453,295	1,339	13,916,390	0	17,371,024	26,994,784	922,829,998	9,949,395
2023	2,747,972	593	7,499,257	0	10,247,821	16,635,724	939,465,722	5,512,190
2024	2,280,952	0	1,032,500	0	3,313,452	12,202,882	951,668,605	3,700,390
2025	1,781,094	0	11,612,500	0	13,393,594	-3,697,889	947,970,715	-999,800
2026	1,330,198	0	3,802,500	0	5,132,698	170,293	948,141,008	88,075

Sub-Total	349,043,961	860,052	474,698,649	17,915,949	842,518,611	948,141,008		661,070,683
Remainder	11,362,986	0	16,950,000	0	28,312,986	38,498,942	986,639,950	7,729,995
Total Future	360,406,946	860,052	491,648,649	17,915,949	870,831,597	986,639,950		668,800,678

Life of summary is: 18.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 2

GRAND SUMMARY
								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	173,735,511
FINAL								10.00%	174,039,665
REMARKS								15.00%	173,457,866
								20.00%	171,597,222
								25.00%	168,986,887

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	129	1,918,962	979,855	44,048	833,278	338,462	14,631	107.87	52.92	3.25
2013	115	2,278,269	823,180	39,117	989,414	253,955	12,418	108.09	53.53	3.27
2014	71	1,047,777	142,706	10,107	456,788	40,569	3,125	108.45	55.98	3.28
2015	44	551,274	70,155	4,924	212,486	22,011	1,528	107.52	54.80	3.26
2016	27	248,350	47,636	2,538	91,595	16,659	961	107.01	54.69	3.22
2017	20	144,285	37,290	1,548	51,414	14,180	619	106.41	54.58	3.15
2018	12	64,295	33,446	1,172	19,943	12,719	464	107.09	54.58	3.09
2019	10	36,545	12,808	511	7,941	4,871	186	108.02	54.58	3.09
2020	3	24,996	0	102	4,071	0	16	105.49	0.00	3.23
2021	2	18,347	0	67	3,537	0	14	105.65	0.00	3.23
2022	2	4,974	0	17	463	0	2	104.68	0.00	3.22
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		6,338,074	2,147,076	104,151	2,670,928	703,426	33,962	107.95	53.49	3.25
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		6,338,074	2,147,076	104,151	2,670,928	703,426	33,962	107.95	53.49	3.25

Cumulative		89,583,983	1,545,892	1,533,838
Ultimate		95,922,057	3,692,968	1,637,990

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	89,887,867	17,911,070	47,482,522	0	155,281,458	1,228,011	29,878	601,887	153,421,682
2013	106,948,900	13,594,412	40,587,525	0	161,130,837	1,588,425	46,420	720,827	158,775,165
2014	49,538,300	2,271,133	10,253,226	0	62,062,659	535,494	15,110	191,771	61,320,284
2015	22,845,936	1,206,249	4,985,304	0	29,037,489	294,941	13,414	136,313	28,592,821
2016	9,801,401	911,018	3,094,806	0	13,807,226	131,782	12,008	105,098	13,558,338
2017	5,470,857	773,961	1,947,349	0	8,192,168	59,157	10,751	75,199	8,047,061
2018	2,135,737	694,189	1,433,720	0	4,263,646	26,290	9,658	59,004	4,168,695
2019	857,804	265,845	574,717	0	1,698,366	10,784	3,703	22,720	1,661,159
2020	429,415	0	51,045	0	480,460	1,060	0	151	479,249
2021	373,669	0	43,950	0	417,619	616	0	66	416,937
2022	48,461	0	5,647	0	54,108	331	0	35	53,741
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	288,338,348	37,627,878	110,459,811	0	436,426,037	3,876,891	140,943	1,913,071	430,495,131
Remainder	0	0	0	0	0	0	0	0	0
Total Future	288,338,348	37,627,878	110,459,811	0	436,426,037	3,876,891	140,943	1,913,071	430,495,131

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	30,689,983	144,942	12,960,695	0	43,795,619	109,626,063	109,626,063	107,349,648
2013	42,851,654	197,399	45,114,217	0	88,163,270	70,611,895	180,237,959	64,815,187
2014	19,876,205	90,262	29,629,157	0	49,595,623	11,724,661	191,962,620	9,839,878
2015	10,597,081	65,716	7,927,490	0	18,590,287	10,002,534	201,965,153	7,678,994
2016	6,430,621	39,259	3,858,472	0	10,328,353	3,229,985	205,195,138	2,248,669
2017	5,234,023	26,760	11,439,576	0	16,700,358	-8,653,297	196,541,842	-5,148,369
2018	2,791,722	20,210	3,033,670	0	5,845,603	-1,676,909	194,864,933	-942,390
2019	1,121,944	8,009	10,053,661	0	11,183,615	-9,522,456	185,342,477	-4,797,353
2020	94,612	400	9,626,526	0	9,721,537	-9,242,289	176,100,188	-4,205,303
2021	91,107	225	1,852,194	0	1,943,526	-1,526,589	174,573,599	-601,979
2022	15,341	121	2,858,568	0	2,874,030	-2,820,288	171,753,310	-1,050,349
2023	0	0	619,822	0	619,822	-619,822	171,133,488	-215,939
2024	0	0	0	0	0	0	171,133,488	0
2025	0	0	1,738,394	0	1,738,394	-1,738,394	169,395,095	-476,489
2026	0	0	1,205,763	0	1,205,763	-1,205,763	168,189,332	-286,966

Sub-Total	119,794,292	593,303	141,918,204	0	262,305,799	168,189,332		174,207,240
Remainder	0	0	910,111	0	910,111	-910,111	167,279,221	-167,576
Total Future	119,794,292	593,303	142,828,315	0	263,215,911	167,279,221		174,039,665

Life of summary is: 10.14 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 3

GRAND SUMMARY
								PROVED
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	11,351,092
FINAL								10.00%	10,635,055
REMARKS								15.00%	8,970,294
								20.00%	7,497,150
								25.00%	6,214,021

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	120	0	35	55	0	15	112.69	0.00	3.39
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	54,247	0	2,170	28,623	0	1,137	109.38	0.00	3.41
2015	1	72,000	0	2,880	37,991	0	1,509	109.38	0.00	3.41
2016	1	60,880	0	2,435	32,124	0	1,276	109.38	0.00	3.41
2017	1	32,743	0	1,310	17,277	0	686	109.38	0.00	3.41
2018	1	17,260	0	690	9,107	0	362	109.38	0.00	3.41
2019	1	1,018	0	41	537	0	21	109.38	0.00	3.41
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		238,268	0	9,561	125,714	0	5,005	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		238,268	0	9,561	125,714	0	5,005	109.38	0.00	3.41

Cumulative		2,844,987	0	34,850
Ultimate		3,083,256	0	44,411

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	6,184	0	51,434	0	57,618	0	0	0	57,618
2013	0	0	0	0	0	0	0	0	0
2014	3,130,692	0	3,875,595	0	7,006,287	0	0	0	7,006,287
2015	4,155,282	0	5,143,971	0	9,299,253	0	0	0	9,299,253
2016	3,513,547	0	4,349,545	0	7,863,092	0	0	0	7,863,092
2017	1,889,677	0	2,339,298	0	4,228,975	0	0	0	4,228,975
2018	996,120	0	1,233,132	0	2,229,251	0	0	0	2,229,251
2019	58,775	0	72,760	0	131,535	0	0	0	131,535
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	13,750,276	0	17,065,735	0	30,816,011	0	0	0	30,816,011
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,750,276	0	17,065,735	0	30,816,011	0	0	0	30,816,011

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	24,362	0	2,119,484	0	2,143,846	-2,086,227	-2,086,227	-1,983,531
2013	0	0	1,960,207	0	1,960,207	-1,960,207	-4,046,434	-1,688,157
2014	1,593,099	0	50,203	0	1,643,302	5,362,984	1,316,550	4,338,787
2015	2,120,313	0	0	0	2,120,313	7,178,940	8,495,489	5,325,358
2016	1,991,154	0	0	0	1,991,154	5,871,938	14,367,428	3,963,784
2017	1,664,323	0	0	0	1,664,323	2,564,651	16,932,079	1,570,838
2018	1,484,480	0	0	0	1,484,480	744,771	17,676,850	415,476
2019	118,829	0	0	0	118,829	12,706	17,689,556	6,620
2020	0	0	0	0	0	0	17,689,556	0
2021	0	0	3,273,967	0	3,273,967	-3,273,967	14,415,589	-1,314,121

Sub-Total	8,996,561	0	7,403,861	0	16,400,422	14,415,589		10,635,055
Remainder	0	0	0	0	0	0	14,415,589	0
Total Future	8,996,561	0	7,403,861	0	16,400,422	14,415,589		10,635,055

Life of summary is: 6.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 4

GRAND SUMMARY
								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	534,017,028
FINAL								10.00%	491,145,592
REMARKS								15.00%	402,244,066
								20.00%	333,584,278
								25.00%	279,761,748

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	22	236,209	20,135	4,016	131,652	10,806	1,808	109.23	49.88	3.34
2013	27	1,070,199	122,406	14,684	596,402	53,964	6,821	108.16	52.01	3.34
2014	39	1,510,953	382,376	25,435	841,089	141,824	10,277	109.42	52.13	3.32
2015	35	1,974,205	528,421	26,442	1,170,330	209,581	11,240	109.70	52.34	3.28
2016	31	1,968,525	1,066,961	36,755	1,080,657	427,557	14,998	109.58	51.95	3.24
2017	23	1,548,762	802,239	26,478	858,840	320,599	11,079	109.16	51.95	3.24
2018	22	1,484,747	484,738	18,740	838,611	193,716	6,801	107.43	51.95	3.23
2019	16	1,072,818	292,520	12,971	598,465	116,900	4,179	107.79	51.95	3.24
2020	13	885,288	176,896	8,827	481,649	70,693	3,110	107.51	51.95	3.31
2021	9	537,789	106,378	5,506	325,136	42,512	2,253	107.68	51.95	3.34
2022	8	788,058	48,178	2,752	376,546	19,253	967	106.74	51.95	3.24
2023	7	424,836	77,092	2,748	206,014	30,808	1,008	107.03	51.95	3.21
2024	5	205,306	93,271	2,574	95,687	37,274	1,011	108.08	51.95	3.20
2025	3	112,117	80,516	2,167	48,555	32,177	843	109.60	51.95	3.21
2026	2	50,076	48,844	1,396	22,526	19,519	559	109.90	51.95	3.24

Sub-Total		13,869,890	4,330,969	191,492	7,672,160	1,727,182	76,953	108.61	52.00	3.27
Remainder		13,628	18,068	454	5,622	7,221	172	109.27	51.95	3.17
Total Future		13,883,518	4,349,038	191,946	7,677,781	1,734,403	77,126	108.61	52.00	3.27

Cumulative		2,480,909	0	16,801
Ultimate		16,364,427	4,349,038	208,747

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	14,380,146	539,058	6,035,392	0	20,954,597	130,405	122	5,787	20,818,283
2013	64,508,425	2,806,583	22,747,656	0	90,062,664	219,880	183	16,833	89,825,767
2014	92,028,063	7,392,623	34,113,073	0	133,533,760	404,672	9,133	180,846	132,939,109
2015	128,389,802	10,970,454	36,903,169	0	176,263,425	243,820	4,871	108,751	175,905,984
2016	118,418,090	22,213,523	48,635,681	0	189,267,293	125,588	194	194,037	188,947,474
2017	93,751,417	16,656,139	35,951,634	0	146,359,189	33,866	0	38,004	146,287,319
2018	90,090,649	10,064,154	21,989,837	0	122,144,640	53,377	0	24,672	122,066,591
2019	64,506,268	6,073,318	13,519,651	0	84,099,237	44,545	0	24,452	84,030,241
2020	51,781,439	3,672,719	10,294,272	0	65,748,430	25,105	0	16,239	65,707,086
2021	35,009,871	2,208,627	7,533,340	0	44,751,839	10,923	0	8,398	44,732,518
2022	40,192,887	1,000,275	3,128,036	0	44,321,198	4,771	0	4,360	44,312,067
2023	22,048,897	1,600,590	3,238,319	0	26,887,806	2,045	0	2,216	26,883,546
2024	10,341,876	1,936,490	3,237,969	0	15,516,334	0	0	0	15,516,334
2025	5,321,572	1,671,680	2,702,452	0	9,695,705	0	0	0	9,695,705
2026	2,475,625	1,014,096	1,813,269	0	5,302,991	0	0	0	5,302,991

Sub-Total	833,245,027	89,820,330	251,843,750	0	1,174,909,107	1,298,996	14,503	624,594	1,172,971,014
Remainder	614,267	375,139	547,299	0	1,536,704	0	0	0	1,536,704
Total Future	833,859,294	90,195,469	252,391,049	0	1,176,445,812	1,298,996	14,503	624,594	1,174,507,719

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3,528,776	10,492	17,054,000	1,022,499	21,615,768	-797,485	-797,485	-1,129,069
2013	14,197,596	19,278	8,397,914	6,098,284	28,713,072	61,112,695	60,315,210	55,277,607
2014	23,649,680	33,056	19,056,926	4,746,588	47,486,251	85,452,858	145,768,069	69,577,200
2015	25,806,681	19,960	20,159,468	2,547,607	48,533,717	127,372,267	273,140,336	93,994,733
2016	30,172,850	61,639	4,436,190	1,596,162	36,266,841	152,680,634	425,820,970	102,673,182
2017	25,207,939	6,257	46,996,998	1,175,807	73,387,000	72,900,319	498,721,289	44,857,039
2018	22,193,593	8,741	1,372,751	577,854	24,152,940	97,913,651	596,634,940	54,069,593
2019	17,487,958	8,078	11,331,217	151,148	28,978,401	55,051,840	651,686,780	27,442,294
2020	15,159,489	5,051	20,126,766	0	35,291,306	30,415,780	682,102,560	13,659,455
2021	8,347,412	2,468	13,663,598	0	22,013,478	22,719,040	704,821,600	9,392,207
2022	3,437,954	1,218	6,619,342	0	10,058,514	34,253,553	739,075,152	12,653,492
2023	2,747,972	593	6,879,435	0	9,627,999	17,255,547	756,330,699	5,728,129
2024	2,280,952	0	1,032,500	0	3,313,452	12,202,882	768,533,581	3,700,390
2025	1,781,094	0	9,874,106	0	11,655,200	-1,959,496	766,574,086	-523,311
2026	1,330,198	0	2,596,737	0	3,926,935	1,376,056	767,950,141	375,041

Sub-Total	197,330,143	176,832	189,597,949	17,915,949	405,020,873	767,950,141		491,747,982
Remainder	384,969	0	4,671,884	0	5,056,852	-3,520,148	764,429,993	-602,390
Total Future	197,715,111	176,832	194,269,833	17,915,949	410,077,726	764,429,993		491,145,592

Life of summary is: 15.08 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 5

GRAND SUMMARY
								PROVED
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	51,390,693
FINAL								10.00%	45,073,680
REMARKS								15.00%	33,438,135
								20.00%	25,405,201
								25.00%	19,414,368

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	15,288	0	24	8,405	0	13	100.30	0.00	3.61
2013	4	235,759	117,573	5,285	138,003	44,246	2,974	99.21	51.95	3.15
2014	6	601,410	166,742	15,443	310,068	62,750	6,587	100.89	51.95	3.21
2015	6	503,716	131,880	13,287	207,733	49,631	4,953	102.78	51.95	3.22
2016	5	297,710	104,560	6,836	102,115	39,349	1,897	104.21	51.95	3.26
2017	3	152,185	82,445	4,115	48,678	31,027	1,190	104.90	51.95	3.23
2018	3	57,984	65,208	2,173	23,440	24,540	748	103.56	51.95	3.20
2019	2	14,009	18,307	472	8,500	6,890	188	101.24	51.95	3.19
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,878,062	686,715	47,636	846,944	258,433	18,549	101.78	51.95	3.21
Remainder		315,520	1,000,023	25,142	130,152	399,639	9,547	109.27	51.95	3.17
Total Future		2,193,582	1,686,738	72,778	977,096	658,072	28,095	102.78	51.95	3.20

Cumulative		0	0	0
Ultimate		2,193,582	1,686,738	72,778

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	843,030	0	47,067	0	890,097	0	0	0	890,097
2013	13,690,830	2,298,745	9,371,190	0	25,360,765	0	0	0	25,360,765
2014	31,283,077	3,260,075	21,112,663	0	55,655,815	549,936	0	297,706	54,808,173
2015	21,351,452	2,578,466	15,938,550	0	39,868,468	681,587	0	265,600	38,921,282
2016	10,641,824	2,044,323	6,176,950	0	18,863,096	455,951	0	117,280	18,289,866
2017	5,106,574	1,611,945	3,844,114	0	10,562,633	243,000	0	51,821	10,267,813
2018	2,427,485	1,274,923	2,393,671	0	6,096,079	61,864	0	13,193	6,021,022
2019	860,556	357,937	599,952	0	1,818,445	0	0	0	1,818,445
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	86,204,828	13,426,414	59,484,158	0	159,115,400	1,992,338	0	745,600	156,377,462
Remainder	14,221,710	20,762,548	30,290,965	0	65,275,223	0	0	0	65,275,223
Total Future	100,426,538	34,188,962	89,775,123	0	224,390,623	1,992,338	0	745,600	221,652,686

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	12,187	0	5,661,375	0	5,673,562	-4,783,464	-4,783,464	-4,591,465
2013	2,983,714	0	43,585,000	0	46,568,714	-21,207,948	-25,991,413	-19,452,097
2014	5,120,619	30,730	20,260,185	0	25,411,534	29,396,639	3,405,226	23,708,336
2015	5,237,325	31,438	800,000	0	6,068,763	32,852,519	36,257,745	24,524,407
2016	4,216,990	17,146	3,375,000	0	7,609,137	10,680,729	46,938,474	7,311,686
2017	3,276,807	8,451	0	0	3,285,258	6,982,555	53,921,028	4,256,868
2018	1,394,686	2,151	143,781	0	1,540,619	4,480,403	58,401,431	2,482,166
2019	680,636	0	185,202	0	865,838	952,607	59,354,038	490,291
2020	0	0	1,096,142	0	1,096,142	-1,096,142	58,257,896	-502,725
2021	0	0	0	0	0	0	58,257,896	0
2022	0	0	4,438,480	0	4,438,480	-4,438,480	53,819,416	-1,653,748
2023	0	0	0	0	0	0	53,819,416	0
2024	0	0	0	0	0	0	53,819,416	0
2025	0	0	0	0	0	0	53,819,416	0
2026	0	0	0	0	0	0	53,819,416	0

Sub-Total	22,922,964	89,917	79,545,165	0	102,558,046	53,819,416		36,573,719
Remainder	10,978,017	0	11,368,005	0	22,346,022	42,929,201	96,748,617	8,499,961
Total Future	33,900,981	89,917	90,913,170	0	124,904,068	96,748,617		45,073,680
Life of summary is: 18.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 6

GRAND SUMMARY
								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-52,887,684
FINAL								10.00%	-52,093,314
REMARKS								15.00%	-50,176,397
								20.00%	-48,353,167
								25.00%	-46,617,888

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		10,536,696	277,377	303,742
Ultimate		10,536,696	277,377	303,742

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	32,795,243	0	32,795,243	-32,795,243	-32,795,243	-31,199,074
2013	0	0	22,774,914	0	22,774,914	-22,774,914	-55,570,157	-20,355,019
2014	0	0	663,313	0	663,313	-663,313	-56,233,470	-539,221

Sub-Total	0	0	56,233,470	0	56,233,470	-56,233,470		-52,093,314
Remainder	0	0	0	0	0	0	-56,233,470	0
Total Future	0	0	56,233,470	0	56,233,470	-56,233,470		-52,093,314

Life of summary is: 0.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 7

GRAND SUMMARY
								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	235,522,197
FINAL								10.00%	206,139,978
REMARKS								15.00%	152,352,310
								20.00%	116,986,227
								25.00%	92,702,611

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	6	149,406	10,261	1,849	15,024	2,883	554	104.62	60.32	3.27
2013	14	794,729	66,396	8,576	150,212	19,413	2,994	100.05	58.03	3.28
2014	17	1,479,762	205,810	12,374	300,949	67,834	4,644	96.17	53.94	3.29
2015	16	861,933	218,137	13,464	157,323	77,224	4,283	93.20	53.54	3.28
2016	18	650,787	195,810	17,812	169,834	71,101	6,980	103.17	52.93	3.23
2017	14	551,783	186,885	11,484	192,833	69,699	4,218	108.72	52.25	3.26
2018	8	562,672	140,240	7,978	244,129	53,722	4,009	110.16	52.19	3.28
2019	7	606,818	144,444	15,044	286,546	54,938	5,956	109.69	52.15	3.29
2020	5	475,157	122,173	10,324	252,432	47,291	4,142	107.60	51.95	3.28
2021	6	180,217	97,627	8,871	29,596	37,722	2,504	106.89	51.95	3.25
2022	5	143,599	53,432	6,086	-9,305	21,253	1,162	61.69	51.95	3.25
2023	2	454,910	186,158	8,433	229,224	74,394	2,253	108.38	51.95	3.19
2024	5	576,703	63,029	4,807	355,941	25,188	1,212	107.51	51.95	3.24
2025	6	452,127	78,826	3,941	281,847	31,501	1,148	107.40	51.95	3.21
2026	6	325,941	99,256	3,659	194,101	39,666	1,175	107.73	51.95	3.19

Sub-Total		8,266,544	1,868,483	134,701	2,850,685	693,829	47,233	105.61	52.69	3.26
Remainder		727,249	600,167	16,240	351,379	239,845	5,929	109.16	51.95	3.18
Total Future		8,993,793	2,468,651	150,941	3,202,065	933,674	53,163	106.00	52.50	3.25

Cumulative		-9	0	6,303
Ultimate		8,993,783	2,468,651	157,244

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,571,716	173,899	1,812,394	0	3,558,009	73,401	0	2,295	3,482,312
2013	15,028,684	1,126,456	9,833,242	0	25,988,381	282,452	649	22,398	25,682,882
2014	28,943,201	3,658,831	15,288,298	0	47,890,331	1,068,044	5,882	64,741	46,751,664
2015	14,661,708	4,134,859	14,041,813	0	32,838,380	694,012	1,164	296,111	31,847,093
2016	17,521,684	3,763,192	22,577,297	0	43,862,174	484,046	778	271,672	43,105,678
2017	20,964,188	3,641,854	13,749,840	0	38,355,881	390,401	0	201,178	37,764,302
2018	26,894,229	2,803,943	13,160,772	0	42,858,944	345,899	0	105,745	42,407,300
2019	31,430,904	2,864,857	19,610,088	0	53,905,849	539,861	0	425,772	52,940,216
2020	27,161,551	2,456,933	13,568,626	0	43,187,110	388,873	0	274,979	42,523,258
2021	3,163,535	1,959,784	8,141,267	0	13,264,587	289,007	0	154,002	12,821,578
2022	-574,024	1,104,165	3,776,391	0	4,306,532	155,461	0	61,602	4,089,470
2023	24,842,615	3,865,026	7,195,765	0	35,903,405	44,348	0	25,949	35,833,108
2024	38,266,369	1,308,622	3,927,206	0	43,502,197	27,620	0	19,810	43,454,766
2025	30,269,708	1,636,582	3,679,014	0	35,585,305	14,000	0	11,936	35,559,369
2026	20,909,566	2,060,752	3,745,662	0	26,715,980	7,123	0	7,217	26,701,640

Sub-Total	301,055,635	36,559,756	154,107,673	0	491,723,064	4,804,550	8,473	1,945,407	484,964,635
Remainder	38,354,802	12,460,718	18,843,059	0	69,658,579	5,601	0	7,272	69,645,706
Total Future	339,410,437	49,020,474	172,950,732	0	561,381,643	4,810,151	8,473	1,952,679	554,610,341

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	477,712	5,328	266,112	0	749,152	2,733,160	2,733,160	2,642,271
2013	4,053,658	23,536	14,063,486	0	18,140,680	7,542,202	10,275,362	6,709,914
2014	7,229,778	55,259	-6,614,161	0	670,876	46,080,788	56,356,150	37,997,795
2015	6,670,480	45,335	9,043,391	0	15,759,207	16,087,886	72,444,036	11,626,402
2016	7,342,995	39,710	889,520	0	8,272,224	34,833,453	107,277,489	23,447,857
2017	5,040,693	37,232	11,710,000	0	16,787,925	20,976,377	128,253,867	12,546,948
2018	4,679,699	10,451	213,514	0	4,903,664	37,503,636	165,757,502	20,587,412
2019	5,983,860	34,315	376,442	0	6,394,617	46,545,598	212,303,100	23,125,465
2020	5,219,233	23,331	-75,000	0	5,167,564	37,355,694	249,658,794	16,926,526
2021	4,161,799	19,866	0	0	4,181,664	8,639,913	258,298,708	3,694,184
2022	2,265,455	13,102	845,000	0	3,123,557	965,913	259,264,621	317,132
2023	2,658,054	8,368	4,730,000	0	7,396,422	28,436,686	287,701,306	9,347,683
2024	2,271,907	5,952	-262,500	0	2,015,358	41,439,408	329,140,714	12,553,977
2025	2,638,579	3,401	770,000	0	3,411,980	32,147,389	361,288,103	8,822,465
2026	2,625,289	1,962	0	0	2,627,252	24,074,389	385,362,492	6,001,451

Sub-Total	63,319,191	327,148	35,955,804	0	99,602,143	385,362,492		196,347,479
Remainder	11,947,349	1,867	7,852,500	0	19,801,716	49,843,990	435,206,482	9,792,499
Total Future	75,266,540	329,015	43,808,304	0	119,403,859	435,206,482		206,139,978

Life of summary is: 22.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 8

GRAND SUMMARY
								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	39,172,960
FINAL								10.00%	37,580,574
REMARKS								15.00%	33,975,145
								20.00%	30,835,555
								25.00%	28,087,939

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	4	23,189	10,261	1,164	8,025	2,883	401	109.32	60.32	3.28
2013	11	196,270	58,575	6,241	68,024	16,396	2,140	107.87	58.97	3.28
2014	14	282,974	129,835	8,002	91,841	38,175	2,743	105.48	55.47	3.27
2015	13	214,817	86,260	4,509	63,307	25,181	1,484	104.96	56.31	3.26
2016	7	153,460	40,929	1,961	38,700	10,427	635	105.39	57.00	3.27
2017	5	73,164	23,283	1,144	12,971	4,924	354	109.51	56.17	3.26
2018	3	67,515	12,310	371	7,692	3,215	105	107.27	55.97	3.20
2019	2	54,690	10,148	242	5,638	2,650	59	106.53	55.97	3.15
2020	1	34,275	0	0	1,577	0	0	95.67	0.00	0.00
2021	1	6,748	0	0	310	0	0	95.67	0.00	0.00

Sub-Total		1,107,102	371,601	23,635	298,084	103,850	7,920	106.19	56.57	3.27
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,107,102	371,601	23,635	298,084	103,850	7,920	106.19	56.57	3.27

Cumulative		-9	0	6,303
Ultimate		1,107,093	371,601	29,938

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	877,258	173,897	1,313,291	0	2,364,446	7,208	0	1,948	2,355,290
2013	7,337,978	966,935	7,014,391	0	15,319,305	84,415	649	22,398	15,211,842
2014	9,687,523	2,117,434	8,963,460	0	20,768,417	147,504	5,636	100,053	20,515,224
2015	6,644,577	1,417,829	4,845,199	0	12,907,605	63,724	731	20,424	12,822,724
2016	4,078,499	594,309	2,073,503	0	6,746,311	27,697	0	0	6,718,614
2017	1,420,445	276,560	1,152,403	0	2,849,407	20,472	0	0	2,828,935
2018	825,048	179,917	336,132	0	1,341,097	25,973	0	0	1,315,124
2019	600,635	148,314	185,310	0	934,259	22,102	0	0	912,157
2020	150,838	0	0	0	150,838	18,855	0	0	131,983
2021	29,695	0	0	0	29,695	3,712	0	0	25,984

Sub-Total	31,652,496	5,875,195	25,883,689	0	63,411,379	421,662	7,017	144,824	62,837,877
Remainder	0	0	0	0	0	0	0	0	0
Total Future	31,652,496	5,875,195	25,883,689	0	63,411,379	421,662	7,017	144,824	62,837,877

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	274,603	624	0	0	275,228	2,080,063	2,080,063	2,014,746
2013	2,444,937	9,673	0	0	2,454,610	12,757,232	14,837,295	11,512,322
2014	4,990,312	28,170	0	0	5,018,482	15,496,741	30,334,036	12,721,608
2015	3,646,365	7,944	0	0	3,654,309	9,168,416	39,502,452	6,843,769
2016	2,662,811	1,939	0	0	2,664,750	4,053,864	43,556,316	2,743,952
2017	985,015	1,433	0	0	986,448	1,842,487	45,398,803	1,124,695
2018	630,390	1,818	0	0	632,208	682,916	46,081,719	379,909
2019	571,507	1,547	0	0	573,054	339,103	46,420,822	169,676
2020	0	1,320	0	0	1,320	130,663	46,551,485	58,987
2021	0	260	0	0	260	25,724	46,577,209	10,911

Sub-Total	16,205,940	54,728	0	0	16,260,668	46,577,209		37,580,574
Remainder	0	0	0	0	0	0	46,577,209	0
Total Future	16,205,940	54,728	0	0	16,260,668	46,577,209		37,580,574

Life of summary is: 8.72 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 9

GRAND SUMMARY
								PROBABLE
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	4,192,499
FINAL								10.00%	4,025,655
REMARKS								15.00%	3,649,655
								20.00%	3,324,331
								25.00%	3,041,283

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	120,329	0	51	5,535	0	2	95.67	0.00	3.15
2013	1	360,000	0	0	16,560	0	0	95.67	0.00	0.00
2014	1	349,245	0	0	16,065	0	0	95.67	0.00	0.00
2015	1	227,540	0	0	10,467	0	0	95.67	0.00	0.00
2016	1	129,587	0	0	5,961	0	0	95.67	0.00	0.00
2017	1	73,388	0	0	3,376	0	0	95.67	0.00	0.00
2018	1	41,710	0	0	1,919	0	0	95.67	0.00	0.00
2019	1	1,117	0	0	51	0	0	95.67	0.00	0.00

Sub-Total		1,302,916	0	51	59,934	0	2	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,302,916	0	51	59,934	0	2	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		1,302,916	0	51

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	529,545	0	7,387	0	536,933	66,193	0	347	470,392
2013	1,584,295	0	0	0	1,584,295	198,037	0	0	1,386,258
2014	1,536,966	0	0	0	1,536,966	192,121	0	0	1,344,846
2015	1,001,363	0	0	0	1,001,363	125,170	0	0	876,193
2016	570,287	0	0	0	570,287	71,286	0	0	499,001
2017	322,966	0	0	0	322,966	40,371	0	0	282,595
2018	183,559	0	0	0	183,559	22,945	0	0	160,614
2019	4,917	0	0	0	4,917	615	0	0	4,303

Sub-Total	5,733,899	0	7,387	0	5,741,286	716,737	0	347	5,024,202
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,733,899	0	7,387	0	5,741,286	716,737	0	347	5,024,202

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	4,704	0	0	4,704	465,688	465,688	450,404
2013	0	13,863	0	0	13,863	1,372,396	1,838,084	1,242,295
2014	0	13,448	0	0	13,448	1,331,397	3,169,481	1,092,290
2015	0	8,762	0	0	8,762	867,431	4,036,912	646,468
2016	0	4,990	0	0	4,990	494,011	4,530,923	333,255
2017	0	2,826	0	0	2,826	279,769	4,810,692	170,826
2018	0	1,606	0	0	1,606	159,008	4,969,700	87,893
2019	0	43	0	0	43	4,260	4,973,960	2,225

Sub-Total	0	50,242	0	0	50,242	4,973,960		4,025,655
Remainder	0	0	0	0	0	0	4,973,960	0
Total Future	0	50,242	0	0	50,242	4,973,960		4,025,655

Life of summary is: 6.54 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 10

GRAND SUMMARY
								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	106,286,505
FINAL								10.00%	88,113,146
REMARKS								15.00%	56,660,118
								20.00%	37,778,518
								25.00%	26,025,787

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	5,889	0	633	1,463	0	151	112.69	57.51	3.26
2013	3	22,305	5,527	1,707	12,154	2,154	618	108.46	53.24	3.26
2014	1	-59,632	63,546	1,665	-39,654	24,981	649	109.44	51.97	3.13
2015	2	-110,686	112,195	622	-66,581	44,636	182	110.27	52.25	2.51
2016	6	120,749	130,910	6,346	52,350	51,652	2,221	108.76	52.28	3.27
2017	5	202,662	40,730	2,258	113,744	16,277	1,103	109.49	51.95	3.33
2018	1	249,211	1,361	620	176,878	544	1,806	110.47	51.95	3.34
2019	1	308,327	0	173	214,237	0	1,555	109.53	0.00	3.33
2020	0	259,585	0	-167	201,685	0	988	107.01	0.00	3.30
2021	2	46,637	0	2,607	-4,323	0	603	132.46	0.00	3.26
2022	1	65,419	0	3,580	-32,310	0	398	95.99	0.00	3.30
2023	1	393,207	104,350	6,377	203,771	41,702	1,472	108.27	51.95	3.21
2024	4	524,556	-6,110	3,068	334,430	-2,442	552	107.39	51.95	3.32
2025	5	379,803	-17,064	1,531	252,014	-6,819	232	107.18	51.95	3.33
2026	5	281,717	40,622	2,185	175,858	16,234	615	107.57	51.95	3.20

Sub-Total		2,689,748	476,068	33,205	1,595,716	188,919	13,144	108.27	52.13	3.27
Remainder		635,411	478,406	13,179	313,496	191,185	4,767	109.14	51.95	3.18
Total Future		3,325,159	954,473	46,384	1,909,212	380,104	17,911	108.41	52.04	3.24

Cumulative		0	0	0
Ultimate		3,325,159	954,473	46,384

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	164,913	2	491,715	0	656,630	0	0	0	656,630
2013	1,318,194	114,683	2,011,006	0	3,443,883	0	0	0	3,443,883
2014	-4,339,559	1,298,398	2,030,237	0	-1,010,925	4,770	245	1,863	-1,017,803
2015	-7,341,766	2,332,206	455,874	0	-4,553,687	8,412	433	3,286	-4,565,817
2016	5,693,439	2,700,216	7,255,146	0	15,648,801	18,854	778	21,081	15,608,088
2017	12,453,347	845,637	3,675,371	0	16,974,355	-2,179	0	27,062	16,949,472
2018	19,539,090	28,248	6,030,967	0	25,598,305	-53,377	0	-24,672	25,676,354
2019	23,464,709	0	5,178,987	0	28,643,697	-44,545	0	-24,452	28,712,693
2020	21,581,640	0	3,256,896	0	24,838,536	-25,105	0	-16,239	24,879,880
2021	-572,628	0	1,962,508	0	1,389,880	38,095	0	13,163	1,338,623
2022	-3,101,573	0	1,313,321	0	-1,788,252	51,184	0	24,258	-1,863,694
2023	22,061,427	2,166,529	4,717,787	0	28,945,743	44,348	0	25,949	28,875,446
2024	35,915,868	-126,852	1,832,960	0	37,621,976	27,620	0	19,810	37,574,546
2025	27,009,795	-354,277	774,503	0	27,430,021	14,000	0	11,936	27,404,085
2026	18,916,222	843,398	1,969,635	0	21,729,255	7,123	0	7,217	21,714,915

Sub-Total	172,763,119	9,848,188	42,956,913	0	225,568,220	89,201	1,456	90,263	225,387,300
Remainder	34,215,317	9,932,695	15,154,867	0	59,302,879	5,601	0	7,272	59,290,006
Total Future	206,978,436	19,780,883	58,111,781	0	284,871,099	94,802	1,456	97,535	284,677,306

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	203,109	0	266,112	0	469,221	187,409	187,409	177,122
2013	1,212,897	0	-110,014	0	1,102,883	2,341,000	2,528,409	2,160,611
2014	383,522	319	-2,028,506	0	-1,644,665	626,862	3,155,272	678,905
2015	1,667,419	563	2,013,986	0	3,681,969	-8,247,786	-5,092,514	-6,287,284
2016	3,250,777	8,951	89,520	0	3,349,247	12,258,841	7,166,326	8,231,503
2017	2,095,302	14,788	-90,000	0	2,020,089	14,929,382	22,095,709	9,058,954
2018	1,820,567	-8,741	213,514	0	2,025,340	23,651,014	45,746,723	12,950,286
2019	2,788,297	-8,078	90,000	0	2,870,219	25,842,474	71,589,196	12,855,807
2020	2,570,243	-5,051	-75,000	0	2,490,192	22,389,688	93,978,885	10,149,836
2021	1,677,950	5,337	0	0	1,683,287	-344,664	93,634,221	13,453
2022	875,526	8,503	75,000	0	959,030	-2,822,724	90,811,497	-1,086,550
2023	1,373,465	8,368	4,730,000	0	6,111,833	22,763,612	113,575,109	7,435,967
2024	1,229,289	5,952	-1,032,500	0	202,740	37,371,805	150,946,915	11,340,493
2025	1,328,855	3,401	770,000	0	2,102,256	25,301,829	176,248,744	6,938,401
2026	1,607,584	1,962	0	0	1,609,547	20,105,369	196,354,112	5,012,504

Sub-Total	24,084,802	36,273	4,912,112	0	29,033,187	196,354,112		79,630,008
Remainder	9,250,612	1,867	5,932,071	0	15,184,551	44,105,456	240,459,568	8,483,137
Total Future	33,335,414	38,141	10,844,183	0	44,217,738	240,459,568		88,113,146

Life of summary is: 22.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 11

GRAND SUMMARY
								PROBABLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	85,870,233
FINAL								10.00%	76,420,604
REMARKS								15.00%	58,067,391
								20.00%	45,047,822
								25.00%	35,547,602

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	2	216,154	2,293	627	53,474	863	237	89.54	51.95	3.42
2014	3	907,174	12,429	2,707	232,696	4,677	1,252	94.79	51.95	3.43
2015	3	530,262	19,682	8,333	150,130	7,407	2,617	95.63	51.95	3.34
2016	4	246,991	23,971	9,504	72,823	9,021	4,125	98.59	51.95	3.21
2017	5	202,569	122,872	8,082	62,742	48,499	2,761	107.86	51.95	3.23
2018	4	204,236	126,569	6,987	57,641	49,964	2,098	110.10	51.95	3.24
2019	4	242,683	134,297	14,629	66,620	52,288	4,343	110.49	51.95	3.28
2020	4	181,297	122,173	10,491	49,171	47,291	3,154	110.41	51.95	3.27
2021	4	126,832	97,627	6,264	33,609	37,722	1,901	110.28	51.95	3.25
2022	4	78,180	53,432	2,506	23,005	21,253	764	109.87	51.95	3.22
2023	1	61,703	81,808	2,057	25,452	32,693	781	109.27	51.95	3.17
2024	1	52,148	69,139	1,738	21,511	27,630	660	109.27	51.95	3.17
2025	1	72,324	95,889	2,411	29,834	38,320	915	109.27	51.95	3.17
2026	1	44,224	58,634	1,474	18,242	23,432	560	109.27	51.95	3.17

Sub-Total		3,166,777	1,020,815	77,810	896,951	401,060	26,167	101.35	51.95	3.26
Remainder		91,838	121,762	3,061	37,883	48,660	1,162	109.27	51.95	3.17
Total Future		3,258,615	1,142,577	80,871	934,834	449,720	27,329	101.67	51.95	3.25

Cumulative		0	0	0
Ultimate		3,258,615	1,142,577	80,871

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	4,788,216	44,837	807,845	0	5,640,898	0	0	0	5,640,898
2014	22,058,271	243,000	4,294,601	0	26,595,872	723,649	0	-37,175	25,909,398
2015	14,357,534	384,825	8,740,740	0	23,483,099	496,705	0	272,401	22,713,993
2016	7,179,459	468,667	13,248,648	0	20,896,774	366,209	0	250,591	20,279,974
2017	6,767,431	2,519,657	8,922,066	0	18,209,154	331,737	0	174,116	17,703,301
2018	6,346,533	2,595,777	6,793,673	0	15,735,984	350,358	0	130,417	15,255,208
2019	7,360,642	2,716,543	14,245,791	0	24,322,976	561,690	0	450,223	23,311,063
2020	5,429,073	2,456,933	10,311,729	0	18,197,735	395,123	0	291,217	17,511,395
2021	3,706,468	1,959,784	6,178,759	0	11,845,011	247,200	0	140,839	11,456,972
2022	2,527,549	1,104,165	2,463,070	0	6,094,785	104,277	0	37,343	5,953,164
2023	2,781,187	1,698,497	2,477,977	0	6,957,662	0	0	0	6,957,662
2024	2,350,501	1,435,473	2,094,246	0	5,880,220	0	0	0	5,880,220
2025	3,259,913	1,990,860	2,904,512	0	8,155,284	0	0	0	8,155,284
2026	1,993,344	1,217,354	1,776,027	0	4,986,725	0	0	0	4,986,725

Sub-Total	90,906,122	20,836,373	85,259,684	0	197,002,179	3,576,949	0	1,709,973	191,715,256
Remainder	4,139,485	2,528,023	3,688,192	0	10,355,700	0	0	0	10,355,700
Total Future	95,045,607	23,364,396	88,947,876	0	207,357,879	3,576,949	0	1,709,973	202,070,956

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	395,824	0	14,173,500	0	14,569,324	-8,928,426	-8,928,426	-8,205,314
2014	1,855,944	13,321	-4,585,655	0	-2,716,390	28,625,788	19,697,361	23,504,991
2015	1,356,696	28,066	7,029,405	0	8,414,168	14,299,825	33,997,187	10,423,448
2016	1,429,407	23,831	800,000	0	2,253,237	18,026,737	52,023,923	12,139,148
2017	1,960,376	18,186	11,800,000	0	13,778,562	3,924,739	55,948,663	2,192,473
2018	2,228,742	15,767	0	0	2,244,510	13,010,698	68,959,361	7,169,325
2019	2,624,056	40,803	286,442	0	2,951,301	20,359,762	89,319,122	10,097,756
2020	2,648,990	27,062	0	0	2,676,053	14,835,342	104,154,465	6,717,702
2021	2,483,849	14,269	0	0	2,498,118	8,958,854	113,113,318	3,669,821
2022	1,389,928	4,599	770,000	0	2,164,527	3,788,637	116,901,955	1,403,681
2023	1,284,589	0	0	0	1,284,589	5,673,073	122,575,028	1,911,715
2024	1,042,618	0	770,000	0	1,812,618	4,067,602	126,642,630	1,213,484
2025	1,309,724	0	0	0	1,309,724	6,845,560	133,488,191	1,884,065
2026	1,017,705	0	0	0	1,017,705	3,969,020	137,457,211	988,947

Sub-Total	23,028,449	185,905	31,043,692	0	54,258,045	137,457,211		75,111,242
Remainder	2,696,737	0	1,920,429	0	4,617,165	5,738,534	143,195,746	1,309,362
Total Future	25,725,186	185,905	32,964,120	0	58,875,211	143,195,746		76,420,604

Life of summary is: 18.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 12

GRAND SUMMARY
								TOTAL POSSIBLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	169,272,038
FINAL								10.00%	151,775,723
REMARKS								15.00%	117,031,072
								20.00%	90,969,231
								25.00%	70,677,551

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	20,821	24,344	756	8,126	9,616	264	109.68	52.02	3.18
2013	7	439,579	660,787	18,761	177,570	246,013	6,825	109.33	52.16	3.19
2014	10	579,196	710,421	22,180	244,548	264,689	8,452	108.23	52.25	3.18
2015	12	555,048	405,128	15,003	179,372	151,856	6,191	102.58	52.49	3.19
2016	10	667,356	312,578	12,061	249,995	120,883	5,469	103.67	52.44	3.15
2017	11	695,535	288,383	21,703	254,815	110,849	8,191	105.08	52.52	3.24
2018	9	524,735	189,076	24,912	164,138	71,195	7,920	107.24	52.31	3.30
2019	8	332,866	123,351	14,975	91,862	48,607	4,895	107.80	52.05	3.30
2020	7	177,952	90,590	6,789	44,926	34,439	2,314	109.18	52.34	3.28
2021	6	117,710	80,890	2,908	29,685	30,789	1,071	108.58	52.33	3.23
2022	3	46,298	21,085	583	8,019	8,098	217	107.16	52.26	3.19
2023	0	-18,777	-24,896	-626	-7,746	-9,949	-238	109.27	51.95	3.17
2024	0	-16,050	-21,280	-535	-6,621	-8,504	-203	109.27	51.95	3.17
2025	0	-42,134	-55,863	-1,404	-17,380	-22,325	-533	109.27	51.95	3.17
2026	0	-18,900	-25,058	-630	-7,796	-10,014	-239	109.27	51.95	3.17

Sub-Total		4,061,235	2,779,538	137,436	1,413,513	1,046,240	50,594	106.14	52.33	3.23
Remainder		595,145	789,063	19,838	245,497	315,333	7,533	109.27	51.95	3.17
Total Future		4,656,380	3,568,600	157,274	1,659,010	1,361,573	58,127	106.61	52.24	3.22

Cumulative		39	0	2
Ultimate		4,656,419	3,568,600	157,276

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	891,293	500,201	840,812	0	2,232,306	0	0	0	2,232,306
2013	19,413,471	12,831,925	21,788,874	0	54,034,270	3,246	530	6,230	54,024,264
2014	26,467,105	13,831,140	26,891,984	0	67,190,230	18,084	962	14,245	67,156,938
2015	18,399,893	7,971,181	19,744,141	0	46,115,215	148,701	4,240	77,044	45,885,230
2016	25,916,470	6,339,181	17,221,900	0	49,477,550	170,153	70	69,665	49,237,662
2017	26,774,804	5,821,339	26,521,664	0	59,117,807	444,808	0	437,271	58,235,727
2018	17,601,631	3,724,160	26,145,417	0	47,471,207	650,687	0	748,525	46,071,995
2019	9,903,052	2,530,064	16,133,273	0	28,566,389	420,810	0	424,295	27,721,284
2020	4,905,117	1,802,549	7,579,874	0	14,287,539	159,741	0	143,252	13,984,546
2021	3,223,297	1,611,228	3,457,038	0	8,291,563	36,673	0	14,734	8,240,155
2022	859,313	423,185	693,673	0	1,976,171	16,061	0	0	1,960,110
2023	-846,364	-516,882	-754,092	0	-2,117,338	0	0	0	-2,117,338
2024	-723,444	-441,814	-644,573	0	-1,809,831	0	0	0	-1,809,831
2025	-1,899,152	-1,159,830	-1,692,103	0	-4,751,085	0	0	0	-4,751,085
2026	-851,895	-520,260	-759,020	0	-2,131,175	0	0	0	-2,131,175

Sub-Total	150,034,590	54,747,367	163,168,861	0	367,950,818	2,068,964	5,802	1,935,263	363,940,788
Remainder	26,825,473	16,382,571	23,900,915	0	67,108,960	0	0	0	67,108,960
Total Future	176,860,064	71,129,938	187,069,776	0	435,059,778	2,068,964	5,802	1,935,263	431,049,748

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	15,379	0	24,695,000	0	24,710,379	-22,478,073	-22,478,073	-22,573,134
2013	6,036,118	2,185	50,563,634	0	56,601,937	-2,577,672	-25,055,746	-3,800,955
2014	9,313,734	4,404	0	0	9,318,138	57,838,799	32,783,054	47,465,714
2015	7,608,607	20,622	-348,000	0	7,281,229	38,604,001	71,387,055	28,846,254
2016	5,737,794	17,182	1,028,000	0	6,782,976	42,454,686	113,841,741	28,351,342
2017	6,582,596	53,131	7,919,405	0	14,555,131	43,680,596	157,522,337	26,499,759
2018	5,138,224	69,934	0	0	5,208,158	40,863,836	198,386,174	22,529,689
2019	3,324,918	38,393	-90,000	0	3,273,311	24,447,973	222,834,146	12,254,306
2020	2,508,101	14,255	0	0	2,522,357	11,462,190	234,296,336	5,197,407
2021	2,210,972	2,953	90,000	0	2,303,925	5,936,230	240,232,566	2,432,026
2022	395,928	1,124	-770,000	0	-372,948	2,333,057	242,565,624	874,198
2023	-241,145	0	0	0	-241,145	-1,876,193	240,689,431	-640,270
2024	-190,973	0	-770,000	0	-960,973	-848,858	239,840,573	-238,219
2025	-541,105	0	0	0	-541,105	-4,209,980	235,630,593	-1,160,335
2026	-242,721	0	0	0	-242,721	-1,888,454	233,742,139	-471,940

Sub-Total	47,656,427	224,183	82,318,039	0	130,198,649	233,742,139		145,565,844
Remainder	13,186,420	0	7,590,000	0	20,776,420	46,332,540	280,074,679	6,209,879
Total Future	60,842,847	224,183	89,908,039	0	150,975,069	280,074,679		151,775,723

Life of summary is: 27.67 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 13

GRAND SUMMARY
								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	23,903,600
FINAL								10.00%	22,384,244
REMARKS								15.00%	19,109,889
								20.00%	16,446,860
								25.00%	14,260,687

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	4,601	667	20	1,657	154	5	110.61	56.08	3.22
2013	1	46,038	28,830	1,465	17,027	7,558	505	110.97	58.67	3.23
2014	4	90,199	45,310	3,189	37,085	12,195	1,141	111.12	58.49	3.25
2015	7	74,134	54,909	3,248	29,913	14,019	1,158	110.57	57.79	3.26
2016	7	83,110	30,121	2,204	33,899	8,004	784	110.31	59.31	3.29
2017	6	49,828	31,065	2,040	18,287	8,016	708	111.08	59.74	3.29
2018	3	25,540	21,449	1,522	9,018	4,207	516	111.65	57.98	3.28
2019	2	16,000	4,693	787	6,083	1,187	322	111.82	56.00	3.29
2020	2	23,333	12,737	769	7,415	3,326	278	111.83	55.97	3.26
2021	2	13,879	11,099	326	3,798	2,898	91	111.83	55.97	3.19
2022	1	2,650	2,372	57	692	619	14	111.83	55.97	3.15

Sub-Total		429,311	243,251	15,624	164,873	62,184	5,522	110.93	58.25	3.27
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		429,311	243,251	15,624	164,873	62,184	5,522	110.93	58.25	3.27

Cumulative		39	0	2
Ultimate		429,351	243,251	15,627

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	183,288	8,618	16,571	0	208,478	0	0	0	208,478
2013	1,889,525	443,410	1,633,453	0	3,966,388	3,246	530	6,230	3,956,382
2014	4,120,825	713,295	3,712,168	0	8,546,288	2,967	962	11,309	8,531,049
2015	3,307,477	810,100	3,770,493	0	7,888,070	31,979	4,240	41,097	7,810,753
2016	3,739,401	474,775	2,579,570	0	6,793,746	45,538	70	5,107	6,743,031
2017	2,031,296	478,881	2,326,968	0	4,837,144	39,018	0	3,676	4,794,451
2018	1,006,840	243,890	1,692,510	0	2,943,240	4,223	0	398	2,938,620
2019	680,245	66,459	1,059,254	0	1,805,958	0	0	0	1,805,958
2020	829,169	186,149	905,899	0	1,921,216	0	0	0	1,921,216
2021	424,674	162,210	290,878	0	877,762	0	0	0	877,762
2022	77,375	34,670	43,319	0	155,364	0	0	0	155,364

Sub-Total	18,290,115	3,622,457	18,031,082	0	39,943,654	126,971	5,802	67,817	39,743,064
Remainder	0	0	0	0	0	0	0	0	0
Total Future	18,290,115	3,622,457	18,031,082	0	39,943,654	126,971	5,802	67,817	39,743,064

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	1,847	0	0	0	1,847	206,631	206,631	199,995
2013	242,292	2,185	0	0	244,477	3,711,906	3,918,536	3,310,217
2014	1,368,220	3,761	0	0	1,371,982	7,159,068	11,077,604	5,874,794
2015	2,246,276	14,392	0	0	2,260,669	5,550,084	16,627,688	4,119,696
2016	1,176,415	4,397	0	0	1,180,812	5,562,219	22,189,907	3,733,928
2017	1,031,568	3,547	0	0	1,035,115	3,759,336	25,949,243	2,296,775
2018	443,426	384	0	0	443,810	2,494,810	28,444,053	1,375,996
2019	164,509	0	0	0	164,509	1,641,449	30,085,502	819,991
2020	726,716	0	0	0	726,716	1,194,500	31,280,002	540,491
2021	625,167	0	0	0	625,167	252,596	31,532,597	105,460
2022	137,375	0	0	0	137,375	17,989	31,550,586	6,901

Sub-Total	8,163,812	28,666	0	0	8,192,477	31,550,586		22,384,244
Remainder	0	0	0	0	0	0	31,550,586	0
Total Future	8,163,812	28,666	0	0	8,192,477	31,550,586		22,384,244

Life of summary is: 9.73 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 14

GRAND SUMMARY
								POSSIBLE
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,206,992
FINAL								10.00%	1,077,387
REMARKS								15.00%	817,193
								20.00%	626,312
								25.00%	484,764

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	4,803	0	0	221	0	0	95.67	0.00	0.00
2015	0	53,164	0	0	2,446	0	0	95.67	0.00	0.00
2016	0	78,443	0	0	3,608	0	0	95.67	0.00	0.00
2017	0	79,935	0	0	3,677	0	0	95.67	0.00	0.00
2018	0	71,651	0	0	3,296	0	0	95.67	0.00	0.00
2019	1	82,698	0	0	3,804	0	0	95.67	0.00	0.00
2020	1	62,115	0	0	2,857	0	0	95.67	0.00	0.00
2021	1	45,780	0	0	2,106	0	0	95.67	0.00	0.00
2022	1	29,197	0	0	1,343	0	0	95.67	0.00	0.00

Sub-Total		507,786	0	0	23,358	0	0	95.67	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		507,786	0	0	23,358	0	0	95.67	0.00	0.00

Cumulative		0	0	0
Ultimate		507,786	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	21,137	0	0	0	21,137	2,642	0	0	18,495
2015	233,966	0	0	0	233,966	29,246	0	0	204,720
2016	345,213	0	0	0	345,213	43,152	0	0	302,061
2017	351,779	0	0	0	351,779	43,972	0	0	307,807
2018	315,323	0	0	0	315,323	39,415	0	0	275,908
2019	363,938	0	0	0	363,938	45,492	0	0	318,445
2020	273,358	0	0	0	273,358	34,170	0	0	239,188
2021	201,471	0	0	0	201,471	25,184	0	0	176,287
2022	128,490	0	0	0	128,490	16,061	0	0	112,429

Sub-Total	2,234,675	0	0	0	2,234,675	279,334	0	0	1,955,340
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,234,675	0	0	0	2,234,675	279,334	0	0	1,955,340

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	185	0	0	185	18,310	18,310	14,438
2015	0	2,047	0	0	2,047	202,673	220,983	149,341
2016	0	3,021	0	0	3,021	299,041	520,024	200,580
2017	0	3,078	0	0	3,078	304,729	824,753	185,303
2018	0	2,759	0	0	2,759	273,149	1,097,901	150,474
2019	0	3,184	0	0	3,184	315,261	1,413,162	157,320
2020	0	2,392	0	0	2,392	236,796	1,649,958	107,024
2021	0	1,763	0	0	1,763	174,524	1,824,483	71,397
2022	0	1,124	0	0	1,124	111,304	1,935,787	41,509

Sub-Total	0	19,553	0	0	19,553	1,935,787		1,077,387
Remainder	0	0	0	0	0	0	1,935,787	0
Total Future	0	19,553	0	0	19,553	1,935,787		1,077,387
Life of summary is: 10.34 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 15

GRAND SUMMARY
								POSSIBLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	54,907,379
FINAL								10.00%	51,644,136
REMARKS								15.00%	44,477,396
								20.00%	38,624,126
								25.00%	33,848,888

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	1,338	0	141	330	0	33	112.69	0.00	3.26
2013	3	147,485	243,539	7,434	58,277	83,232	2,534	109.35	51.95	3.22
2014	3	148,654	215,783	6,561	66,102	72,928	2,147	110.29	51.95	3.19
2015	3	48,511	108,548	3,012	12,963	41,258	1,184	106.06	51.95	3.18
2016	0	112,562	76,802	53	61,780	30,692	-81	111.14	51.95	5.28
2017	3	138,279	64,031	2,681	78,150	25,589	1,042	110.86	51.95	3.26
2018	3	92,717	53,543	3,109	49,714	21,397	1,265	110.47	51.95	3.29
2019	2	49,030	44,773	2,351	23,419	17,893	969	109.91	51.95	3.29
2020	2	31,265	37,533	1,683	13,096	14,999	683	108.98	51.95	3.27
2021	2	26,013	31,055	1,266	10,905	12,411	510	108.97	51.95	3.26
2022	1	338	0	56	162	0	25	106.62	0.00	3.37
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		796,192	875,607	28,348	374,899	320,399	10,311	110.17	51.95	3.22
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		796,192	875,607	28,348	374,899	320,399	10,311	110.17	51.95	3.22

Cumulative		0	0	0
Ultimate		796,192	875,607	28,348

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	37,223	0	107,058	0	144,282	0	0	0	144,282
2013	6,372,774	4,324,161	8,149,191	0	18,846,127	0	0	0	18,846,127
2014	7,290,676	3,788,853	6,857,463	0	17,936,992	0	0	0	17,936,992
2015	1,374,889	2,143,506	3,765,137	0	7,283,532	0	0	0	7,283,532
2016	6,866,195	1,594,572	-425,218	0	8,035,549	2,114	0	8,590	8,024,845
2017	8,663,914	1,329,410	3,395,040	0	13,388,364	5,959	0	24,214	13,358,191
2018	5,491,741	1,111,659	4,166,630	0	10,770,029	3,179	0	12,919	10,753,930
2019	2,573,921	929,574	3,184,242	0	6,687,737	0	0	0	6,687,737
2020	1,427,255	779,259	2,233,978	0	4,440,492	0	0	0	4,440,492
2021	1,188,330	644,769	1,661,765	0	3,494,864	0	0	0	3,494,864
2022	17,278	0	83,541	0	100,818	0	0	0	100,818
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	41,304,196	16,645,763	33,178,826	0	91,128,784	11,252	0	45,723	91,071,809
Remainder	0	0	0	0	0	0	0	0	0
Total Future	41,304,196	16,645,763	33,178,826	0	91,128,784	11,252	0	45,723	91,071,809

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	457	0	0	0	457	143,825	143,825	139,452
2013	1,886,293	0	1,173,634	0	3,059,927	15,786,199	15,930,025	14,230,635
2014	2,497,965	0	0	0	2,497,965	15,439,027	31,369,051	12,623,966
2015	1,469,475	0	-348,000	0	1,121,475	6,162,057	37,531,108	4,726,368
2016	1,076,883	4,494	258,000	0	1,339,376	6,685,468	44,216,576	4,416,792
2017	2,649,361	12,667	90,000	0	2,752,027	10,606,164	54,822,740	6,451,144
2018	2,621,668	6,758	0	0	2,628,426	8,125,504	62,948,244	4,481,715
2019	1,608,520	0	-90,000	0	1,518,520	5,169,217	68,117,461	2,590,195
2020	1,293,056	0	0	0	1,293,056	3,147,436	71,264,897	1,424,330
2021	1,216,774	0	90,000	0	1,306,774	2,188,090	73,452,987	893,562
2022	93,560	0	0	0	93,560	7,258	73,460,245	2,872
2023	-37,404	0	0	0	-37,404	37,404	73,497,649	12,633
2024	-33,250	0	0	0	-33,250	33,250	73,530,899	9,571
2025	-81,173	0	0	0	-81,173	81,173	73,612,072	22,327
2026	-55,117	0	0	0	-55,117	55,117	73,667,190	13,787

Sub-Total	16,207,067	23,919	1,173,634	0	17,404,619	73,667,190		52,039,347
Remainder	480,556	0	4,039,832	0	4,520,389	-4,520,389	69,146,801	-395,211
Total Future	16,687,623	23,919	5,213,466	0	21,925,008	69,146,801		51,644,136

Life of summary is: 22.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 16

GRAND SUMMARY
								POSSIBLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	89,254,067
FINAL								10.00%	76,669,955
REMARKS								15.00%	52,626,594
								20.00%	35,271,932
								25.00%	22,083,212

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	14,882	23,677	595	6,139	9,462	226	109.27	51.95	3.17
2013	3	246,056	388,418	9,861	102,266	155,223	3,786	109.04	51.95	3.17
2014	3	335,541	449,329	12,430	141,140	179,565	5,163	106.52	51.95	3.16
2015	4	379,239	241,670	8,743	134,049	96,579	3,850	100.59	51.95	3.17
2016	4	393,241	205,656	9,804	150,707	82,186	4,766	99.30	51.95	3.16
2017	5	427,493	193,288	16,982	154,701	77,243	6,441	101.67	51.95	3.23
2018	3	334,827	114,084	20,282	102,111	45,591	6,139	105.65	51.95	3.30
2019	4	185,139	73,886	11,837	58,555	29,527	3,603	107.33	51.95	3.30
2020	2	61,239	40,321	4,338	21,558	16,113	1,353	110.19	51.95	3.28
2021	1	32,037	38,736	1,316	12,877	15,480	469	109.41	51.95	3.21
2022	0	14,114	18,713	470	5,822	7,478	179	109.27	51.95	3.17
2023	0	-18,777	-24,896	-626	-7,746	-9,949	-238	109.27	51.95	3.17
2024	0	-16,050	-21,280	-535	-6,621	-8,504	-203	109.27	51.95	3.17
2025	0	-42,134	-55,863	-1,404	-17,380	-22,325	-533	109.27	51.95	3.17
2026	0	-18,900	-25,058	-630	-7,796	-10,014	-239	109.27	51.95	3.17

Sub-Total		2,327,946	1,660,680	93,464	850,382	663,657	34,761	103.72	51.95	3.22
Remainder		595,145	789,063	19,838	245,497	315,333	7,533	109.27	51.95	3.17
Total Future		2,923,090	2,449,742	113,302	1,095,879	978,990	42,294	104.97	51.95	3.21

Cumulative		0	0	0
Ultimate		2,923,090	2,449,742	113,302

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	670,781	491,583	717,182	0	1,879,546	0	0	0	1,879,546
2013	11,151,171	8,064,354	12,006,230	0	31,221,755	0	0	0	31,221,755
2014	15,034,467	9,328,992	16,322,353	0	40,685,813	12,475	0	2,936	40,670,402
2015	13,483,561	5,017,575	12,208,511	0	30,709,647	87,476	0	35,947	30,586,225
2016	14,965,661	4,269,834	15,067,548	0	34,303,043	79,349	0	55,968	34,167,726
2017	15,727,815	4,013,049	20,799,656	0	40,540,520	355,859	0	409,382	39,775,279
2018	10,787,727	2,368,611	20,286,277	0	33,442,615	603,870	0	735,208	32,103,537
2019	6,284,948	1,534,031	11,889,777	0	19,708,756	375,318	0	424,295	18,909,143
2020	2,375,335	837,141	4,439,997	0	7,652,474	125,571	0	143,252	7,383,650
2021	1,408,822	804,248	1,504,395	0	3,717,466	11,489	0	14,734	3,691,242
2022	636,170	388,515	566,814	0	1,591,499	0	0	0	1,591,499
2023	-846,364	-516,882	-754,092	0	-2,117,338	0	0	0	-2,117,338
2024	-723,444	-441,814	-644,573	0	-1,809,831	0	0	0	-1,809,831
2025	-1,899,152	-1,159,830	-1,692,103	0	-4,751,085	0	0	0	-4,751,085
2026	-851,895	-520,260	-759,020	0	-2,131,175	0	0	0	-2,131,175

Sub-Total	88,205,605	34,479,147	111,958,952	0	234,643,705	1,651,406	0	1,821,723	231,170,575
Remainder	26,825,473	16,382,571	23,900,915	0	67,108,960	0	0	0	67,108,960
Total Future	115,031,079	50,861,718	135,859,868	0	301,752,665	1,651,406	0	1,821,723	298,279,535

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	13,075	0	24,695,000	0	24,708,075	-22,828,529	-22,828,529	-22,912,581
2013	3,907,533	0	49,390,000	0	53,297,533	-22,075,778	-44,904,306	-21,341,807
2014	5,447,549	458	0	0	5,448,007	35,222,395	-9,681,911	28,952,517
2015	3,892,855	4,182	0	0	3,897,038	26,689,187	17,007,276	19,850,849
2016	3,484,496	5,271	770,000	0	4,259,767	29,907,958	46,915,234	20,000,042
2017	2,901,667	33,840	7,829,405	0	10,764,911	29,010,368	75,925,602	17,566,538
2018	2,073,131	60,033	0	0	2,133,164	29,970,373	105,895,975	16,521,504
2019	1,551,889	35,209	0	0	1,587,098	17,322,046	123,218,021	8,686,799
2020	488,329	11,863	0	0	500,192	6,883,458	130,101,479	3,125,562
2021	369,031	1,190	0	0	370,221	3,321,020	133,422,500	1,361,607
2022	164,993	0	-770,000	0	-605,007	2,196,506	135,619,005	822,916
2023	-203,742	0	0	0	-203,742	-1,913,596	133,705,409	-652,903
2024	-157,722	0	-770,000	0	-927,722	-882,108	132,823,301	-247,790
2025	-459,931	0	0	0	-459,931	-4,291,154	128,532,147	-1,182,662
2026	-187,604	0	0	0	-187,604	-1,943,572	126,588,576	-485,726

Sub-Total	23,285,549	152,046	81,144,405	0	104,582,000	126,588,576		70,064,865
Remainder	12,705,863	0	3,550,168	0	16,256,031	50,852,929	177,441,505	6,605,090
Total Future	35,991,412	152,046	84,694,573	0	120,838,030	177,441,505		76,669,955

Life of summary is: 27.67 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 17

FIELD SUMMARY
BAY BATISTE								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	4,801,363
FINAL								10.00%	4,706,554
REMARKS								15.00%	4,477,939
								20.00%	4,261,968
								25.00%	4,058,928

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	4	68,471	0	543	13,523	0	107	110.98	0.00	3.49
2013	4	101,526	0	1,132	20,051	0	224	110.98	0.00	3.49
2014	4	61,578	0	813	12,162	0	161	110.98	0.00	3.49
2015	4	31,168	0	513	6,156	0	101	110.98	0.00	3.49
2016	2	16,914	0	361	3,341	0	71	110.98	0.00	3.49
2017	1	760	0	15	150	0	3	110.98	0.00	3.49
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		280,418	0	3,378	55,383	0	667	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		280,418	0	3,378	55,383	0	667	110.98	0.00	3.49

Cumulative		856,209	0	4,402
Ultimate		1,136,627	0	7,780

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,500,730	0	374,214	0	1,874,944	187,591	0	15,878	1,671,475
2013	2,225,226	0	779,870	0	3,005,096	278,153	0	33,089	2,693,853
2014	1,349,657	0	560,084	0	1,909,741	168,707	0	23,764	1,717,270
2015	683,133	0	353,373	0	1,036,506	85,392	0	14,993	936,121
2016	370,718	0	248,877	0	619,595	46,340	0	10,560	562,695
2017	16,667	0	10,410	0	27,078	2,083	0	442	24,552
2018	0	0	0	0	0	0	0	0	0

Sub-Total	6,146,131	0	2,326,828	0	8,472,959	768,266	0	98,726	7,605,967
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,146,131	0	2,326,828	0	8,472,959	768,266	0	98,726	7,605,967

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	184,723	16,715	162,500	0	363,938	1,307,537	1,307,537	1,274,117
2013	386,999	26,939	0	0	413,937	2,279,916	3,587,453	2,072,760
2014	384,885	17,173	0	0	402,058	1,315,212	4,902,665	1,082,739
2015	330,592	9,361	162,500	0	502,453	433,668	5,336,333	327,652
2016	297,465	5,627	0	0	303,092	259,604	5,595,936	177,870
2017	23,100	246	0	0	23,346	1,207	5,597,143	767
2018	0	0	400,000	0	400,000	-400,000	5,197,143	-229,352

Sub-Total	1,607,764	76,060	725,000	0	2,408,824	5,197,143		4,706,554
Remainder	0	0	0	0	0	0	5,197,143	0
Total Future	1,607,764	76,060	725,000	0	2,408,824	5,197,143		4,706,554

Life of summary is: 4.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 18

FIELD SUMMARY
BAY BATISTE								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,904,140
FINAL								10.00%	3,831,865
REMARKS								15.00%	3,657,259
								20.00%	3,491,942
								25.00%	3,336,244

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	63,124	0	371	12,467	0	73	110.98	0.00	3.49
2013	3	84,869	0	594	16,762	0	117	110.98	0.00	3.49
2014	3	50,368	0	451	9,948	0	89	110.98	0.00	3.49
2015	3	25,138	0	318	4,965	0	63	110.98	0.00	3.49
2016	1	11,955	0	201	2,361	0	40	110.98	0.00	3.49
2017	1	760	0	15	150	0	3	110.98	0.00	3.49
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		236,214	0	1,951	46,652	0	385	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		236,214	0	1,951	46,652	0	385	110.98	0.00	3.49

Cumulative		801,984	0	2,732
Ultimate		1,038,198	0	4,682

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,383,535	0	255,309	0	1,638,844	172,942	0	10,833	1,455,069
2013	1,860,134	0	409,451	0	2,269,585	232,517	0	17,373	2,019,696
2014	1,103,949	0	310,791	0	1,414,739	137,994	0	13,187	1,263,559
2015	550,966	0	219,246	0	770,212	68,871	0	9,302	692,039
2016	262,028	0	138,543	0	400,572	32,754	0	5,878	361,940
2017	16,667	0	10,410	0	27,078	2,083	0	442	24,552
2018	0	0	0	0	0	0	0	0	0

Sub-Total	5,177,278	0	1,343,751	0	6,521,029	647,160	0	57,014	5,816,855
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,177,278	0	1,343,751	0	6,521,029	647,160	0	57,014	5,816,855

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	165,276	14,551	0	0	179,827	1,275,242	1,275,242	1,244,926
2013	288,510	20,197	0	0	308,707	1,710,989	2,986,231	1,555,800
2014	283,904	12,636	0	0	296,539	967,020	3,953,251	796,214
2015	259,743	6,920	0	0	266,664	425,375	4,378,626	318,466
2016	212,015	3,619	0	0	215,635	146,305	4,524,931	99,954
2017	23,100	246	0	0	23,346	1,207	4,526,137	767
2018	0	0	321,363	0	321,363	-321,363	4,204,774	-184,263

Sub-Total	1,232,549	58,169	321,363	0	1,612,081	4,204,774		3,831,865
Remainder	0	0	0	0	0	0	4,204,774	0
Total Future	1,232,549	58,169	321,363	0	1,612,081	4,204,774		3,831,865

Life of summary is: 4.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 19

FIELD SUMMARY
BAY BATISTE								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	897,223
FINAL								10.00%	874,689
REMARKS								15.00%	820,680
								20.00%	770,026
								25.00%	722,684

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	5,347	0	173	1,056	0	34	110.98	0.00	3.49
2013	1	16,657	0	538	3,290	0	106	110.98	0.00	3.49
2014	1	11,210	0	362	2,214	0	71	110.98	0.00	3.49
2015	1	6,030	0	195	1,191	0	38	110.98	0.00	3.49
2016	1	4,959	0	160	979	0	32	110.98	0.00	3.49
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		44,204	0	1,427	8,730	0	282	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		44,204	0	1,427	8,730	0	282	110.98	0.00	3.49

Cumulative		0	0	0
Ultimate		44,204	0	1,427

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	117,195	0	118,905	0	236,100	14,649	0	5,045	216,405
2013	365,092	0	370,419	0	735,511	45,637	0	15,717	674,158
2014	245,709	0	249,293	0	495,002	30,714	0	10,577	453,711
2015	132,167	0	134,127	0	266,294	16,521	0	5,691	244,082
2016	108,690	0	110,333	0	219,023	13,586	0	4,681	200,756
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	968,853	0	983,077	0	1,951,930	121,107	0	41,711	1,789,112
Remainder	0	0	0	0	0	0	0	0	0
Total Future	968,853	0	983,077	0	1,951,930	121,107	0	41,711	1,789,112

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	19,447	2,164	162,500	0	184,111	32,295	32,295	29,191
2013	98,489	6,742	0	0	105,230	568,927	601,222	516,960
2014	100,982	4,537	0	0	105,519	348,192	949,414	286,525
2015	70,849	2,441	162,500	0	235,789	8,293	957,707	9,186
2016	85,450	2,008	0	0	87,457	113,299	1,071,006	77,916
2017	0	0	0	0	0	0	1,071,006	0
2018	0	0	78,637	0	78,637	-78,637	992,369	-45,089

Sub-Total	375,215	17,891	403,637	0	796,743	992,369		874,689
Remainder	0	0	0	0	0	0	992,369	0
Total Future	375,215	17,891	403,637	0	796,743	992,369		874,689

Life of summary is: 4.08 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 20

FIELD SUMMARY
BAY BATISTE								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		54,225	0	1,671
Ultimate		54,225	0	1,671

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 21

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
SL 17376 #1 (24 SAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.19750000		0.19750000	110.98		3.49	8.00%	682,545
FINAL	0.25000000	0.19750000		0.19750000	110.98		3.49	10.00%	671,118
REMARKS								15.00%	643,942
								20.00%	618,614
								25.00%	594,978

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
	Number	Oil/Cond.	Plant Products	Gas	Oil/Cond.	Plant Products	Sales Gas	Oil/Cond.	Plt Prod.	Gas
Year	of Wells	(Barrels)	(Barrels)	(MMcf)	(Barrels)	(Barrels)	(MMcf)	($/bbl)	($/bbl)	($/Mcf)
2012	1	14,310	0	26	2,826	0	5	110.98	0.00	3.49
2013	1	17,136	0	32	3,384	0	6	110.98	0.00	3.49
2014	1	8,588	0	16	1,696	0	3	110.98	0.00	3.49
2015	1	709	0	1	140	0	0	110.98	0.00	3.49

Sub-Total		40,743	0	75	8,047	0	15	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		40,743	0	75	8,047	0	15	110.98	0.00	3.49

Cumulative		275,402	0	864
Ultimate		316,145	0	939

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	313,643	0	18,201	0	331,844	39,205	0	772	291,867
2013	375,581	0	21,795	0	397,376	46,948	0	925	349,504
2014	188,236	0	10,924	0	199,160	23,530	0	463	175,167
2015	15,532	0	901	0	16,433	1,941	0	38	14,453

Sub-Total	892,992	0	51,821	0	944,813	111,624	0	2,199	830,991
Remainder	0	0	0	0	0	0	0	0	0
Total Future	892,992	0	51,821	0	944,813	111,624	0	2,199	830,991

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	17,425	2,919	0	0	20,344	271,523	271,523	265,198
2013	34,710	3,495	0	0	38,205	311,299	582,822	283,550
2014	34,605	1,752	0	0	36,357	138,810	721,632	114,545
2015	4,206	145	0	0	4,351	10,103	731,735	7,826

Sub-Total	90,946	8,310	0	0	99,256	731,735		671,118
Remainder	0	0	0	0	0	0	731,735	0
Total Future	90,946	8,310	0	0	99,256	731,735		671,118

Life of evaluation is: 2.63 years.

Final production rate: 456 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 22

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
SL 17378 #1 (26 B SAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.19750000		0.19750000	110.98		3.49	8.00%	1,071,804
FINAL	0.25000000	0.19750000		0.19750000	110.98		3.49	10.00%	1,041,555
REMARKS	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS.							15.00%	970,521
								20.00%	905,513
								25.00%	845,931

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
	Number	Oil/Cond.	Plant Products	Gas	Oil/Cond.	Plant Products	Sales Gas	Oil/Cond.	Plt Prod.	Gas
Year	of Wells	(Barrels)	(Barrels)	(MMcf)	(Barrels)	(Barrels)	(MMcf)	($/bbl)	($/bbl)	($/Mcf)
2012	1	5,347	0	173	1,056	0	34	110.98	0.00	3.49
2013	1	16,657	0	538	3,290	0	106	110.98	0.00	3.49
2014	1	11,210	0	362	2,214	0	71	110.98	0.00	3.49
2015	1	3,372	0	109	666	0	21	110.98	0.00	3.49

Sub-Total		36,587	0	1,181	7,226	0	233	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		36,587	0	1,181	7,226	0	233	110.98	0.00	3.49

Cumulative		0	0	0
Ultimate		36,587	0	1,181

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	117,195	0	118,905	0	236,100	14,649	0	5,045	216,405
2013	365,092	0	370,419	0	735,511	45,637	0	15,717	674,158
2014	245,709	0	249,293	0	495,002	30,714	0	10,577	453,711
2015	73,909	0	74,988	0	148,897	9,239	0	3,182	136,477

Sub-Total	801,905	0	813,605	0	1,615,510	100,238	0	34,521	1,480,751
Remainder	0	0	0	0	0	0	0	0	0
Total Future	801,905	0	813,605	0	1,615,510	100,238	0	34,521	1,480,751

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	9,768	2,164	162,500	0	174,432	41,973	41,973	38,472
2013	38,062	6,742	0	0	44,803	629,354	671,327	571,641
2014	36,897	4,537	0	0	41,434	412,277	1,083,604	339,028
2015	14,233	1,365	0	0	15,598	120,879	1,204,483	92,413

Sub-Total	98,960	14,808	162,500	0	276,268	1,204,483		1,041,555
Remainder	0	0	0	0	0	0	1,204,483	0
Total Future	98,960	14,808	162,500	0	276,268	1,204,483		1,041,555

Life of evaluation is: 2.90 years.

Final production rate: 21.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 23

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
SL 17378 #2 (ORIG SL 17376 #1) (26 A)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDEDP MONTHLY
INITIAL	0.25000000							8.00%	0
FINAL	0.25000000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		54,225	0	1,671
Ultimate		54,225	0	1,671

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 24

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
SL 17378 #3 (28 SAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.19750000		0.19750000	110.98		3.49	8.00%	797,493
FINAL	0.25000000	0.19750000		0.19750000	110.98		3.49	10.00%	778,916
REMARKS								15.00%	735,414
								20.00%	695,745
								25.00%	659,499

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
	Number	Oil/Cond.	Plant Products	Gas	Oil/Cond.	Plant Products	Sales Gas	Oil/Cond.	Plt Prod.	Gas
Year	of Wells	(Barrels)	(Barrels)	(MMcf)	(Barrels)	(Barrels)	(MMcf)	($/bbl)	($/bbl)	($/Mcf)
2012	1	8,842	0	117	1,746	0	23	110.98	0.00	3.49
2013	1	13,143	0	179	2,596	0	35	110.98	0.00	3.49
2014	1	8,898	0	126	1,757	0	25	110.98	0.00	3.49
2015	1	4,623	0	68	913	0	13	110.98	0.00	3.49

Sub-Total		35,506	0	489	7,012	0	97	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		35,506	0	489	7,012	0	97	110.98	0.00	3.49

Cumulative		268,204	0	1,046
Ultimate		303,710	0	1,535

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	193,803	0	80,424	0	274,228	24,225	0	3,412	246,590
2013	288,058	0	123,130	0	411,188	36,007	0	5,224	369,957
2014	195,015	0	86,813	0	281,828	24,377	0	3,683	253,768
2015	101,329	0	46,747	0	148,076	12,666	0	1,983	133,426

Sub-Total	778,206	0	337,114	0	1,115,320	97,276	0	14,304	1,003,741
Remainder	0	0	0	0	0	0	0	0	0
Total Future	778,206	0	337,114	0	1,115,320	97,276	0	14,304	1,003,741

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	18,023	2,466	0	0	20,489	226,101	226,101	220,686
2013	35,684	3,700	0	0	39,384	330,573	556,674	300,253
2014	35,335	2,538	0	0	37,872	215,895	772,570	177,546
2015	25,309	1,334	0	0	26,643	106,783	879,352	80,431

Sub-Total	114,351	10,037	0	0	124,388	879,352		778,916
Remainder	0	0	0	0	0	0	879,352	0
Total Future	114,351	10,037	0	0	124,388	879,352		778,916

Life of evaluation is: 3.23 years.

Final production rate: 456 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 25

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
SL 17378 #3 (27 SAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.19750000		0.19750000	110.98		3.49	8.00%	81,218
FINAL	0.25000000	0.19750000		0.19750000	110.98		3.49	10.00%	74,703
REMARKS	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS.							15.00%	60,602
								20.00%	49,149
								25.00%	39,846

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
	Number	Oil/Cond.	Plant Products	Gas	Oil/Cond.	Plant Products	Sales Gas	Oil/Cond.	Plt Prod.	Gas
Year	of Wells	(Barrels)	(Barrels)	(MMcf)	(Barrels)	(Barrels)	(MMcf)	($/bbl)	($/bbl)	($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	2,658	0	86	525	0	17	110.98	0.00	3.49
2016	1	4,959	0	160	979	0	32	110.98	0.00	3.49

Sub-Total		7,617	0	246	1,504	0	49	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		7,617	0	246	1,504	0	49	110.98	0.00	3.49

Cumulative		0	0	0
Ultimate		7,617	0	246

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	58,258	0	59,139	0	117,396	7,282	0	2,509	107,605
2016	108,690	0	110,333	0	219,023	13,586	0	4,681	200,756

Sub-Total	166,948	0	169,472	0	336,420	20,868	0	7,191	308,361
Remainder	0	0	0	0	0	0	0	0	0
Total Future	166,948	0	169,472	0	336,420	20,868	0	7,191	308,361

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	9,194	1,076	162,500	0	172,770	-65,165	-65,165	-48,014
2016	20,133	2,008	0	0	22,140	178,615	113,451	122,717

Sub-Total	29,326	3,084	162,500	0	194,910	113,451		74,703
Remainder	0	0	0	0	0	0	113,451	0
Total Future	29,326	3,084	162,500	0	194,910	113,451		74,703

Life of evaluation is: 4.06 years.

Final production rate: 21.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 26

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
SL 17378 #4 (28 A SAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.19750000		0.19750000	110.98		3.49	8.00%	3,351,567
FINAL	0.25000000	0.19750000		0.19750000	110.98		3.49	10.00%	3,258,127
REMARKS								15.00%	3,043,147
								20.00%	2,851,779
								25.00%	2,680,793

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	39,972	0	227	7,894	0	45	110.98	0.00	3.49
2013	1	54,590	0	384	10,782	0	76	110.98	0.00	3.49
2014	1	32,882	0	309	6,494	0	61	110.98	0.00	3.49
2015	1	19,806	0	249	3,912	0	49	110.98	0.00	3.49
2016	1	11,955	0	201	2,361	0	40	110.98	0.00	3.49
2017	1	760	0	15	150	0	3	110.98	0.00	3.49

Sub-Total		159,965	0	1,386	31,593	0	274	110.98	0.00	3.49
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		159,965		1,386	31,593	0	274	110.98	0.00	3.49

Cumulative		258,378	0	822
Ultimate		418,343	0	2,208

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	876,088	0	156,684	0	1,032,772	109,511	0	6,648	916,613
2013	1,196,495	0	264,526	0	1,461,021	149,562	0	11,224	1,300,235
2014	720,697	0	213,054	0	933,751	90,087	0	9,040	834,625
2015	434,105	0	171,598	0	605,703	54,263	0	7,281	544,159
2016	262,028	0	138,543	0	400,572	32,754	0	5,878	361,940
2017	16,667	0	10,410	0	27,078	2,083	0	442	24,552

Sub-Total	3,506,080	0	954,815	0	4,460,896	438,260	0	40,512	3,982,124
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,506,080	0	954,815	0	4,460,896	438,260	0	40,512	3,982,124

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	18,757	9,166	0	0	27,923	888,690	888,690	867,515
2013	37,044	13,002	0	0	50,046	1,250,189	2,138,879	1,135,969
2014	36,549	8,346	0	0	44,895	789,730	2,928,609	649,562
2015	36,150	5,442	0	0	41,592	502,568	3,431,177	374,188
2016	35,832	3,619	0	0	39,452	322,488	3,753,665	217,330
2017	2,975	246	0	0	3,221	21,332	3,774,996	13,563

Sub-Total	167,306	39,821	0	0	207,127	3,774,996		3,258,127
Remainder	0	0	0	0	0	0	3,774,996	0
Total Future	167,306	39,821	0	0	207,127	3,774,996		3,258,127

Life of evaluation is: 4.59 years.

Final production rate: 456 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 27

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
P/F EXPENSES BAY BATISTE (FIXED&ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000							8.00%	-927,465
FINAL	0.25000000							10.00%	-876,297
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-765,245
								20.00%	-674,197
								25.00%	-599,026

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	111,072	0	0	0	111,072	-111,072	-111,072	-108,473
2013	181,073	0	0	0	181,073	-181,073	-292,145	-163,973
2014	177,415	0	0	0	177,415	-177,415	-469,560	-145,439
2015	194,078	0	0	0	194,078	-194,078	-663,638	-143,979
2016	176,183	0	0	0	176,183	-176,183	-839,822	-117,376
2017	20,125	0	0	0	20,125	-20,125	-859,947	-12,795
2018	0	0	321,363	0	321,363	-321,363	-1,181,310	-184,263

Sub-Total	859,947	0	321,363	0	1,181,310	-1,181,310		-876,297
Remainder	0	0	0	0	0	0	-1,181,310	0
Total Future	859,947	0	321,363	0	1,181,310	-1,181,310		-876,297

Life of evaluation is: 4.59 years.

Final production rate: 77 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 28

BAY BATISTE, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CLAYTON WILLIAMS ENERGY INCORP - OPERATOR								PROVED
P/F EXPENSES BAY BATISTE (FIXED&ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000							8.00%	-255,799
FINAL	0.25000000							10.00%	-241,569
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-210,443
								20.00%	-184,636
								25.00%	-163,093

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	9,678	0	0	0	9,678	-9,678	-9,678	-9,282
2013	60,427	0	0	0	60,427	-60,427	-70,105	-54,681
2014	64,085	0	0	0	64,085	-64,085	-134,190	-52,503
2015	47,422	0	0	0	47,422	-47,422	-181,612	-35,213
2016	65,317	0	0	0	65,317	-65,317	-246,928	-44,801
2017	0	0	0	0	0	0	-246,928	0
2018	0	0	78,637	0	78,637	-78,637	-325,565	-45,089

Sub-Total	246,928	0	78,637	0	325,565	-325,565		-241,569
Remainder	0	0	0	0	0	0	-325,565	0
Total Future	246,928	0	78,637	0	325,565	-325,565		-241,569

Life of evaluation is: 4.08 years.

Final production rate: 492 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 29

FIELD SUMMARY
BAYOU CARLIN								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	23,057,858
FINAL								10.00%	22,386,556
REMARKS								15.00%	20,850,576
								20.00%	19,495,920
								25.00%	18,298,293

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	5	67,321	0	6,753	19,808	0	1,980	111.46	0.00	3.33
2013	5	62,030	0	5,909	18,230	0	1,731	111.46	0.00	3.33
2014	4	116,687	0	8,885	34,115	0	2,587	111.46	0.00	3.33
2015	3	72,666	0	5,536	21,245	0	1,612	111.46	0.00	3.33
2016	3	27,274	0	2,760	7,974	0	804	111.46	0.00	3.33
2017	1	5,623	0	682	1,644	0	198	111.46	0.00	3.33
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		351,600	0	30,524	103,015	0	8,912	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		351,600	0	30,524	103,015	0	8,912	111.46	0.00	3.33

Cumulative		717,632	0	51,630
Ultimate		1,069,232	0	82,155

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	2,207,793	0	6,584,026	0	8,791,819	275,974	0	293,033	8,222,811
2013	2,031,874	0	5,755,797	0	7,787,671	253,984	0	256,171	7,277,516
2014	3,802,478	0	8,603,434	0	12,405,912	475,310	0	382,910	11,547,692
2015	2,367,953	0	5,360,405	0	7,728,358	295,994	0	238,574	7,193,790
2016	888,773	0	2,672,993	0	3,561,766	111,097	0	118,966	3,331,703
2017	183,229	0	659,961	0	843,190	22,904	0	29,373	790,914
2018	0	0	0	0	0	0	0	0	0

Sub-Total	11,482,100	0	29,636,616	0	41,118,716	1,435,263	0	1,319,027	38,364,426
Remainder	0	0	0	0	0	0	0	0	0
Total Future	11,482,100	0	29,636,616	0	41,118,716	1,435,263	0	1,319,027	38,364,426

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	339,795	24,668	0	0	364,463	7,858,348	7,858,348	7,669,834
2013	679,066	21,833	0	0	700,898	6,576,617	14,434,965	6,033,601
2014	675,250	34,643	8,020,366	0	8,730,259	2,817,433	17,252,399	2,157,883
2015	676,461	21,581	0	0	698,042	6,495,748	23,748,147	4,863,049
2016	615,308	9,995	190,961	0	816,264	2,515,439	26,263,586	1,704,385
2017	275,984	2,373	0	0	278,357	512,557	26,776,143	320,068
2018	0	0	657,463	0	657,463	-657,463	26,118,680	-362,264

Sub-Total	3,261,863	115,093	8,868,790	0	12,245,746	26,118,680		22,386,556
Remainder	0	0	0	0	0	0	26,118,680	0
Total Future	3,261,863	115,093	8,868,790	0	12,245,746	26,118,680		22,386,556

Life of summary is: 5.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 30

FIELD SUMMARY
BAYOU CARLIN								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	14,131,428
FINAL								10.00%	13,997,998
REMARKS								15.00%	13,665,784
								20.00%	13,338,147
								25.00%	13,017,446

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	67,321	0	6,753	19,808	0	1,980	111.46	0.00	3.33
2013	2	62,030	0	5,909	18,230	0	1,731	111.46	0.00	3.33
2014	1	7,316	0	538	2,139	0	157	111.46	0.00	3.33
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		136,667	0	13,199	40,176	0	3,867	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		136,667	0	13,199	40,176	0	3,867	111.46	0.00	3.33

Cumulative		717,632	0	51,630
Ultimate		854,298	0	64,830

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	2,207,793	0	6,584,026	0	8,791,819	275,974	0	293,033	8,222,811
2013	2,031,874	0	5,755,797	0	7,787,671	253,984	0	256,171	7,277,516
2014	238,392	0	520,554	0	758,946	29,799	0	23,168	705,979
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	4,478,059	0	12,860,378	0	17,338,436	559,757	0	572,373	16,206,306
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,478,059	0	12,860,378	0	17,338,436	559,757	0	572,373	16,206,306

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	339,795	24,668	0	0	364,463	7,858,348	7,858,348	7,669,834
2013	679,066	21,833	0	0	700,898	6,576,617	14,434,965	6,033,601
2014	122,276	2,118	0	0	124,394	581,585	15,016,550	490,725
2015	0	0	0	0	0	0	15,016,550	0
2016	0	0	0	0	0	0	15,016,550	0
2017	0	0	0	0	0	0	15,016,550	0
2018	0	0	356,010	0	356,010	-356,010	14,660,541	-196,163

Sub-Total	1,141,137	48,619	356,010	0	1,545,766	14,660,541		13,997,998
Remainder	0	0	0	0	0	0	14,660,541	0
Total Future	1,141,137	48,619	356,010	0	1,545,766	14,660,541		13,997,998

Life of summary is: 1.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 31

FIELD SUMMARY
BAYOU CARLIN								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	4,664,724
FINAL								10.00%	4,402,146
REMARKS								15.00%	3,815,241
								20.00%	3,314,817
								25.00%	2,887,112

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	0	0	0	0	0	0	0.00	0.00	0.00
2013	2	0	0	0	0	0	0	0.00	0.00	0.00
2014	2	19,357	0	2,346	5,659	0	683	111.46	0.00	3.33
2015	2	12,675	0	1,536	3,706	0	447	111.46	0.00	3.33
2016	2	17,273	0	2,094	5,050	0	610	111.46	0.00	3.33
2017	1	5,623	0	682	1,644	0	198	111.46	0.00	3.33
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		54,929	0	6,658	16,059	0	1,939	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		54,929	0	6,658	16,059	0	1,939	111.46	0.00	3.33

Cumulative		0	0	0
Ultimate		54,929	0	6,658

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	630,795	0	2,272,016	0	2,902,811	78,849	0	101,120	2,722,841
2015	413,048	0	1,487,728	0	1,900,776	51,631	0	66,214	1,782,931
2016	562,880	0	2,027,397	0	2,590,277	70,360	0	90,233	2,429,685
2017	183,229	0	659,961	0	843,190	22,904	0	29,373	790,914
2018	0	0	0	0	0	0	0	0	0

Sub-Total	1,789,953	0	6,447,101	0	8,237,054	223,744	0	286,939	7,726,371
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,789,953	0	6,447,101	0	8,237,054	223,744	0	286,939	7,726,371

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	293,711	8,169	190,961	0	492,840	2,230,001	2,230,001	1,825,196
2015	221,378	5,349	0	0	226,727	1,556,204	3,786,205	1,159,435
2016	467,519	7,289	190,961	0	665,769	1,763,916	5,550,120	1,184,325
2017	275,984	2,373	0	0	278,357	512,557	6,062,677	320,068
2018	0	0	157,672	0	157,672	-157,672	5,905,005	-86,878

Sub-Total	1,258,592	23,179	539,594	0	1,821,366	5,905,005		4,402,146
Remainder	0	0	0	0	0	0	5,905,005	0
Total Future	1,258,592	23,179	539,594	0	1,821,366	5,905,005		4,402,146

Life of summary is: 5.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 32

FIELD SUMMARY
BAYOU CARLIN								PROVED
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	4,261,707
FINAL								10.00%	3,986,412
REMARKS								15.00%	3,369,551
								20.00%	2,842,956
								25.00%	2,393,735

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	90,014	0	6,001	26,317	0	1,747	111.46	0.00	3.33
2015	1	59,990	0	3,999	17,539	0	1,165	111.46	0.00	3.33
2016	1	10,001	0	667	2,924	0	194	111.46	0.00	3.33
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		160,005	0	10,667	46,780	0	3,106	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		160,005	0	10,667	46,780	0	3,106	111.46	0.00	3.33

Cumulative		0	0	0
Ultimate		160,005	0	10,667

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	2,933,291	0	5,810,864	0	8,744,155	366,661	0	258,622	8,118,872
2015	1,954,905	0	3,872,677	0	5,827,582	244,363	0	172,360	5,410,859
2016	325,893	0	645,596	0	971,489	40,737	0	28,733	902,019
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	5,214,089	0	10,329,137	0	15,543,226	651,761	0	459,716	14,431,749
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,214,089	0	10,329,137	0	15,543,226	651,761	0	459,716	14,431,749

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	259,262	24,357	7,829,405	0	8,113,024	5,847	5,847	-158,038
2015	455,082	16,233	0	0	471,315	4,939,544	4,945,392	3,703,614
2016	147,789	2,706	0	0	150,495	751,524	5,696,916	520,060
2017	0	0	0	0	0	0	5,696,916	0
2018	0	0	143,781	0	143,781	-143,781	5,553,134	-79,224

Sub-Total	862,133	43,295	7,973,186	0	8,878,615	5,553,134		3,986,412
Remainder	0	0	0	0	0	0	5,553,134	0
Total Future	862,133	43,295	7,973,186	0	8,878,615	5,553,134		3,986,412

Life of summary is: 4.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 33

FIELD SUMMARY
BAYOU CARLIN								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	20,558,070
FINAL								10.00%	18,278,754
REMARKS								15.00%	13,719,036
								20.00%	10,399,240
								25.00%	7,962,657

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	446	0	33	130	0	10	111.46	0.00	3.33
2013	1	2,735	0	201	800	0	59	111.46	0.00	3.33
2014	2	-77,536	0	-5,084	-22,669	0	-1,480	111.46	0.00	3.33
2015	2	83,860	0	5,609	24,518	0	1,633	111.46	0.00	3.33
2016	2	86,055	0	5,737	25,160	0	1,671	111.46	0.00	3.33
2017	2	51,571	0	3,438	15,078	0	1,001	111.46	0.00	3.33
2018	2	27,789	0	1,853	8,125	0	539	111.46	0.00	3.33
2019	2	77,697	0	9,233	22,716	0	2,689	111.46	0.00	3.33
2020	1	47,519	0	5,760	13,893	0	1,677	111.46	0.00	3.33
2021	1	20,234	0	2,453	5,916	0	714	111.46	0.00	3.33
2022	1	3,468	0	420	1,014	0	122	111.46	0.00	3.33

Sub-Total		323,839	0	29,652	94,679	0	8,635	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		323,839	0	29,652	94,679	0	8,635	111.46	0.00	3.33

Cumulative		0	0	0
Ultimate		323,839	0	29,652

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	14,541	0	31,752	0	46,293	1,818	0	1,413	43,062
2013	89,119	0	194,601	0	283,719	11,140	0	8,661	263,919
2014	-2,526,683	0	-4,922,993	0	-7,449,676	-315,835	0	-219,106	-6,914,735
2015	2,732,763	0	5,431,031	0	8,163,795	341,595	0	241,717	7,580,482
2016	2,804,293	0	5,555,320	0	8,359,613	350,537	0	247,249	7,761,827
2017	1,680,541	0	3,329,160	0	5,009,700	210,068	0	148,170	4,651,463
2018	905,569	0	1,793,937	0	2,699,506	113,196	0	79,842	2,506,468
2019	2,531,921	0	8,940,996	0	11,472,918	316,490	0	397,934	10,758,493
2020	1,548,507	0	5,577,457	0	7,125,964	193,563	0	248,234	6,684,166
2021	659,363	0	2,374,911	0	3,034,274	82,420	0	105,699	2,846,154
2022	113,028	0	407,108	0	520,136	14,129	0	18,119	487,888

Sub-Total	10,552,963	0	28,713,278	0	39,266,241	1,319,120	0	1,277,932	36,669,188
Remainder	0	0	0	0	0	0	0	0	0
Total Future	10,552,963	0	28,713,278	0	39,266,241	1,319,120	0	1,277,932	36,669,188

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	129	0	0	129	42,933	42,933	41,550
2013	0	792	0	0	792	263,127	306,060	236,854
2014	1,211	-20,744	-7,829,405	0	-7,848,938	934,203	1,240,263	919,800
2015	-1,233	22,741	7,829,405	0	7,850,914	-270,432	969,832	-472,758
2016	59,156	23,285	0	0	82,441	7,679,386	8,649,218	5,168,223
2017	344,807	13,954	0	0	358,761	4,292,701	12,941,919	2,626,825
2018	574,992	7,519	0	0	582,511	1,923,957	14,865,876	1,065,471
2019	567,193	32,275	286,442	0	885,910	9,872,583	24,738,460	4,876,045
2020	574,992	20,052	0	0	595,044	6,089,122	30,827,582	2,766,105
2021	574,992	8,538	0	0	583,530	2,262,624	33,090,206	931,305
2022	174,544	1,464	0	0	176,008	311,880	33,402,086	119,333

Sub-Total	2,870,652	110,008	286,442	0	3,267,102	33,402,086		18,278,754
Remainder	0	0	0	0	0	0	33,402,086	0
Total Future	2,870,652	110,008	286,442	0	3,267,102	33,402,086		18,278,754

Life of summary is: 9.81 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 34

FIELD SUMMARY
BAYOU CARLIN								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,439,046
FINAL								10.00%	1,384,217
REMARKS								15.00%	1,257,205
								20.00%	1,143,283
								25.00%	1,041,007

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	446	0	33	130	0	10	111.46	0.00	3.33
2013	0	2,735	0	201	800	0	59	111.46	0.00	3.33
2014	1	12,478	0	917	3,648	0	267	111.46	0.00	3.33
2015	1	2,637	0	194	771	0	56	111.46	0.00	3.33

Sub-Total		18,296	0	1,344	5,349	0	392	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		18,296	0	1,344	5,349	0	392	111.46	0.00	3.33

Cumulative		0	0	0
Ultimate		18,296	0	1,344

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	14,541	0	31,752	0	46,293	1,818	0	1,413	43,062
2013	89,119	0	194,601	0	283,719	11,140	0	8,661	263,919
2014	406,608	0	887,871	0	1,294,479	50,826	0	39,516	1,204,137
2015	85,946	0	187,672	0	273,617	10,743	0	8,353	254,522

Sub-Total	596,214	0	1,301,895	0	1,898,109	74,527	0	57,943	1,765,639
Remainder	0	0	0	0	0	0	0	0	0
Total Future	596,214	0	1,301,895	0	1,898,109	74,527	0	57,943	1,765,639

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual Cumulative		@ 10.00%
2012	0	129	0	0	129	42,933	42,933	41,550
2013	0	792	0	0	792	263,127	306,060	236,854
2014	60,401	3,612	0	0	64,014	1,140,123	1,446,183	921,698
2015	15,679	764	0	0	16,442	238,079	1,684,262	184,115

Sub-Total	76,080	5,297	0	0	81,377	1,684,262		1,384,217
Remainder	0	0	0	0	0	0	1,684,262	0
Total Future	76,080	5,297	0	0	81,377	1,684,262		1,384,217

Life of summary is: 2.66 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 35

FIELD SUMMARY
BAYOU CARLIN								PROBABLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	19,119,025
FINAL								10.00%	16,894,537
REMARKS								15.00%	12,461,831
								20.00%	9,255,957
								25.00%	6,921,650

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	-90,014	0	-6,001	-26,317	0	-1,747	111.46	0.00	3.33
2015	1	81,223	0	5,415	23,747	0	1,577	111.46	0.00	3.33
2016	2	86,055	0	5,737	25,160	0	1,671	111.46	0.00	3.33
2017	2	51,571	0	3,438	15,078	0	1,001	111.46	0.00	3.33
2018	2	27,789	0	1,853	8,125	0	539	111.46	0.00	3.33
2019	2	77,697	0	9,233	22,716	0	2,689	111.46	0.00	3.33
2020	1	47,519	0	5,760	13,893	0	1,677	111.46	0.00	3.33
2021	1	20,234	0	2,453	5,916	0	714	111.46	0.00	3.33
2022	1	3,468	0	420	1,014	0	122	111.46	0.00	3.33

Sub-Total		305,543	0	28,308	89,330	0	8,243	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		305,543	0	28,308	89,330	0	8,243	111.46	0.00	3.33

Cumulative		0	0	0
Ultimate		305,543	0	28,308

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	-2,933,291	0	-5,810,864	0	-8,744,155	-366,661	0	-258,622	-8,118,872
2015	2,646,818	0	5,243,360	0	7,890,177	330,852	0	233,364	7,325,961
2016	2,804,293	0	5,555,320	0	8,359,613	350,537	0	247,249	7,761,827
2017	1,680,541	0	3,329,160	0	5,009,700	210,068	0	148,170	4,651,463
2018	905,569	0	1,793,937	0	2,699,506	113,196	0	79,842	2,506,468
2019	2,531,921	0	8,940,996	0	11,472,918	316,490	0	397,934	10,758,493
2020	1,548,507	0	5,577,457	0	7,125,964	193,563	0	248,234	6,684,166
2021	659,363	0	2,374,911	0	3,034,274	82,420	0	105,699	2,846,154
2022	113,028	0	407,108	0	520,136	14,129	0	18,119	487,888

Sub-Total	9,956,749	0	27,411,383	0	37,368,132	1,244,594	0	1,219,989	34,903,549
Remainder	0	0	0	0	0	0	0	0	0
Total Future	9,956,749	0	27,411,383	0	37,368,132	1,244,594	0	1,219,989	34,903,549

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	-59,190	-24,357	-7,829,405	0	-7,912,952	-205,920	-205,920	-1,899
2015	-16,912	21,978	7,829,405	0	7,834,471	-508,511	-714,430	-656,873
2016	59,156	23,285	0	0	82,441	7,679,386	6,964,956	5,168,223
2017	344,807	13,954	0	0	358,761	4,292,701	11,257,657	2,626,825
2018	574,992	7,519	0	0	582,511	1,923,957	13,181,614	1,065,471
2019	567,193	32,275	286,442	0	885,910	9,872,583	23,054,198	4,876,045
2020	574,992	20,052	0	0	595,044	6,089,122	29,143,320	2,766,105
2021	574,992	8,538	0	0	583,530	2,262,624	31,405,944	931,305
2022	174,544	1,464	0	0	176,008	311,880	31,717,825	119,333

Sub-Total	2,794,572	104,711	286,442	0	3,185,724	31,717,825		16,894,537
Remainder	0	0	0	0	0	0	31,717,825	0
Total Future	2,794,572	104,711	286,442	0	3,185,724	31,717,825		16,894,537

Life of summary is: 9.81 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 36

FIELD SUMMARY
BAYOU CARLIN								POSSIBLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	25,118,210
FINAL								10.00%	22,203,342
REMARKS								15.00%	16,352,883
								20.00%	12,088,093
								25.00%	8,968,682

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	8,022	0	535	2,345	0	156	111.46	0.00	3.33
2016	0	19,480	0	1,299	5,695	0	378	111.46	0.00	3.33
2017	1	87,362	0	9,499	25,542	0	2,766	111.46	0.00	3.33
2018	1	148,248	0	17,059	43,343	0	4,968	111.46	0.00	3.33
2019	2	92,139	0	9,845	26,938	0	2,867	111.46	0.00	3.33
2020	2	30,827	0	3,324	9,013	0	968	111.46	0.00	3.33
2021	1	2,821	0	342	825	0	100	111.46	0.00	3.33

Sub-Total		388,900	0	41,903	113,701	0	12,202	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		388,900	0	41,903	113,701	0	12,202	111.46	0.00	3.33

Cumulative		0	0	0
Ultimate		388,900	0	41,903

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	261,423	0	517,880	0	779,303	32,678	0	23,049	723,576
2016	634,793	0	1,257,528	0	1,892,320	79,349	0	55,968	1,757,003
2017	2,846,871	0	9,198,217	0	12,045,087	355,859	0	409,382	11,279,847
2018	4,830,958	0	16,519,049	0	21,350,007	603,870	0	735,208	20,010,929
2019	3,002,542	0	9,533,292	0	12,535,833	375,318	0	424,295	11,736,221
2020	1,004,567	0	3,218,672	0	4,223,240	125,571	0	143,252	3,954,416
2021	91,914	0	331,059	0	422,973	11,489	0	14,734	396,749

Sub-Total	12,673,068	0	40,575,696	0	53,248,764	1,584,133	0	1,805,889	49,858,741
Remainder	0	0	0	0	0	0	0	0	0
Total Future	12,673,068	0	40,575,696	0	53,248,764	1,584,133	0	1,805,889	49,858,741

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	2,171	0	0	2,171	721,406	721,406	524,642
2016	0	5,271	0	0	5,271	1,751,732	2,473,138	1,174,083
2017	50,735	33,840	7,829,405	0	7,913,979	3,365,867	5,839,005	1,905,338
2018	101,469	60,033	0	0	161,502	19,849,428	25,688,433	10,929,817
2019	185,369	35,209	0	0	220,578	11,515,642	37,204,075	5,775,870
2020	139,667	11,863	0	0	151,530	3,802,886	41,006,961	1,736,458
2021	24,690	1,190	0	0	25,880	370,869	41,377,830	157,133

Sub-Total	501,930	149,576	7,829,405	0	8,480,911	41,377,830		22,203,342
Remainder	0	0	0	0	0	0	41,377,830	0
Total Future	501,930	149,576	7,829,405	0	8,480,911	41,377,830		22,203,342

Life of summary is: 8.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 37

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
PETERSON #1 (18,700’ SD)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236530		0.29236530	111.46		3.33	8.00%	3,787,580
FINAL	0.38192220	0.29236530		0.29236530	111.46		3.33	10.00%	3,729,061
REMARKS								15.00%	3,588,843
								20.00%	3,456,818
								25.00%	3,332,404

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	16,041	0	1,179	4,690	0	343	111.46	0.00	3.33
2013	1	23,667	0	1,739	6,919	0	506	111.46	0.00	3.33
2014	1	7,316	0	538	2,139	0	157	111.46	0.00	3.33

Sub-Total		47,024	0	3,456	13,748	0	1,006	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		47,024	0	3,456	13,748	0	1,006	111.46	0.00	3.33

Cumulative		560,080	0	34,164		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		607,104	0	37,620

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	522,723	0	1,141,420	0	1,664,144	65,340	0	50,801	1,548,002
2013	771,246	0	1,684,097	0	2,455,343	96,406	0	74,954	2,283,984
2014	238,392	0	520,554	0	758,946	29,799	0	23,168	705,979

Sub-Total	1,532,362	0	3,346,071	0	4,878,433	191,545	0	148,923	4,537,965
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,532,362	0	3,346,071	0	4,878,433	191,545	0	148,923	4,537,965

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	94,597	4,644	0	0	99,241	1,448,761	1,448,761	1,414,119
2013	270,833	6,852	0	0	277,685	2,006,299	3,455,060	1,824,216
2014	122,276	2,118	0	0	124,394	581,585	4,036,645	490,725

Sub-Total	487,707	13,614	0	0	501,321	4,036,645		3,729,061
Remainder	0	0	0	0	0	0	4,036,645	0
Total Future	487,707	13,614	0	0	501,321	4,036,645		3,729,061

Life of evaluation is: 1.91 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 38

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
PETERSON #1 (18,700’ SD)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236530		0.29236530	111.46		3.33	8.00%	1,439,046
FINAL	0.38192220	0.29236530		0.29236530	111.46		3.33	10.00%	1,384,217
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	1,257,205
								20.00%	1,143,283
								25.00%	1,041,007

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	446	0	33	130	0	10	111.46	0.00	3.33
2013	0	2,735	0	201	800	0	59	111.46	0.00	3.33
2014	1	12,478	0	917	3,648	0	267	111.46	0.00	3.33
2015	1	2,637	0	194	771	0	56	111.46	0.00	3.33

Sub-Total		18,296	0	1,344	5,349	0	392	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		18,296	0	1,344	5,349	0	392	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		18,296	0	1,344

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	14,541	0	31,752	0	46,293	1,818	0	1,413	43,062
2013	89,119	0	194,601	0	283,719	11,140	0	8,661	263,919
2014	406,608	0	887,871	0	1,294,479	50,826	0	39,516	1,204,137
2015	85,946	0	187,672	0	273,617	10,743	0	8,353	254,522

Sub-Total	596,214	0	1,301,895	0	1,898,109	74,527	0	57,943	1,765,639
Remainder	0	0	0	0	0	0	0	0	0
Total Future	596,214	0	1,301,895	0	1,898,109	74,527	0	57,943	1,765,639

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	129	0	0	129	42,933	42,933	41,550
2013	0	792	0	0	792	263,127	306,060	236,854
2014	60,401	3,612	0	0	64,014	1,140,123	1,446,183	921,698
2015	15,679	764	0	0	16,442	238,079	1,684,262	184,115

Sub-Total	76,080	5,297	0	0	81,377	1,684,262		1,384,217
Remainder	0	0	0	0	0	0	1,684,262	0
Total Future	76,080	5,297	0	0	81,377	1,684,262		1,384,217

Life of evaluation is: 2.66 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 39

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
PETERSON #1ST (18,700’ SD ATTIC)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236530		0.29236530	111.46		3.33	8.00%	4,350,925
FINAL	0.38192220	0.29236530		0.29236530	111.46		3.33	10.00%	4,065,636
REMARKS								15.00%	3,428,467
	DEVELOPMENT COST FOR ATTIC SIDETRACK AND COMPLETION.							20.00%	2,886,823
								25.00%	2,426,436

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	90,014	0	6,001	26,317	0	1,747	111.46	0.00	3.33
2015	1	59,990	0	3,999	17,539	0	1,165	111.46	0.00	3.33
2016	1	10,001	0	667	2,924	0	194	111.46	0.00	3.33

Sub-Total		160,005	0	10,667	46,780	0	3,106	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		160,005	0	10,667	46,780	0	3,106	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		160,005	0	10,667

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	2,933,291	0	5,810,864	0	8,744,155	366,661	0	258,622	8,118,872
2015	1,954,905	0	3,872,677	0	5,827,582	244,363	0	172,360	5,410,859
2016	325,893	0	645,596	0	971,489	40,737	0	28,733	902,019

Sub-Total	5,214,089	0	10,329,137	0	15,543,226	651,761	0	459,716	14,431,749
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,214,089	0	10,329,137	0	15,543,226	651,761	0	459,716	14,431,749

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	259,262	24,357	7,829,405	0	8,113,024	5,847	5,847	-158,038
2015	455,082	16,233	0	0	471,315	4,939,544	4,945,392	3,703,614
2016	147,789	2,706	0	0	150,495	751,524	5,696,916	520,060

Sub-Total	862,133	43,295	7,829,405	0	8,734,834	5,696,916		4,065,636
Remainder	0	0	0	0	0	0	5,696,916	0
Total Future	862,133	43,295	7,829,405	0	8,734,834	5,696,916		4,065,636

Life of evaluation is: 3.92 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 40

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
PETERSON #1ST (18,700’ SD ATTIC)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236530		0.29236530	111.46		3.33	8.00%	9,113,372
FINAL	0.38192220	0.29236530		0.29236530	111.46		3.33	10.00%	8,289,066
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	6,547,248
								20.00%	5,179,989
								25.00%	4,105,434

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	-90,014	0	-6,001	-26,317	0	-1,747	111.46	0.00	3.33
2015	0	81,223	0	5,415	23,747	0	1,577	111.46	0.00	3.33
2016	1	86,055	0	5,737	25,160	0	1,671	111.46	0.00	3.33
2017	1	51,571	0	3,438	15,078	0	1,001	111.46	0.00	3.33
2018	1	27,789	0	1,853	8,125	0	539	111.46	0.00	3.33
2019	1	3,380	0	225	988	0	66	111.46	0.00	3.33

Sub-Total		160,005	0	10,667	46,780	0	3,106	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		160,005	0	10,667	46,780	0	3,106	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		160,005	0	10,667

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	-2,933,291	0	-5,810,864	0	-8,744,155	-366,661	0	-258,622	-8,118,872
2015	2,646,818	0	5,243,360	0	7,890,177	330,852	0	233,364	7,325,961
2016	2,804,293	0	5,555,320	0	8,359,613	350,537	0	247,249	7,761,827
2017	1,680,541	0	3,329,160	0	5,009,700	210,068	0	148,170	4,651,463
2018	905,569	0	1,793,937	0	2,699,506	113,196	0	79,842	2,506,468
2019	110,159	0	218,225	0	328,384	13,770	0	9,712	304,902

Sub-Total	5,214,089	0	10,329,137	0	15,543,226	651,761	0	459,716	14,431,749
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,214,089	0	10,329,137	0	15,543,226	651,761	0	459,716	14,431,749

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	-59,190	-24,357	-7,829,405	0	-7,912,952	-205,920	-205,920	-1,899
2015	-16,912	21,978	7,829,405	0	7,834,471	-508,511	-714,430	-656,873
2016	59,156	23,285	0	0	82,441	7,679,386	6,964,956	5,168,223
2017	344,807	13,954	0	0	358,761	4,292,701	11,257,657	2,626,825
2018	574,992	7,519	0	0	582,511	1,923,957	13,181,614	1,065,471
2019	135,949	915	0	0	136,864	168,038	13,349,652	87,318

Sub-Total	1,038,802	43,295	0	0	1,082,097	13,349,652		8,289,066
Remainder	0	0	0	0	0	0	13,349,652	0
Total Future	1,038,802	43,295	0	0	1,082,097	13,349,652		8,289,066
Life of evaluation is: 6.68 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 41

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
PETERSON #1ST (18,700’ SD ATTIC)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236530		0.29236530	111.46		3.33	8.00%	5,516,393
FINAL	0.38192220	0.29236530		0.29236530	111.46		3.33	10.00%	4,961,656
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	3,822,627
								20.00%	2,962,346
								25.00%	2,308,803

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	8,022	0	535	2,345	0	156	111.46	0.00	3.33
2016	0	19,480	0	1,299	5,695	0	378	111.46	0.00	3.33
2017	0	19,988	0	1,333	5,844	0	388	111.46	0.00	3.33
2018	0	16,684	0	1,112	4,878	0	324	111.46	0.00	3.33
2019	1	24,260	0	1,617	7,093	0	471	111.46	0.00	3.33
2020	1	7,566	0	504	2,212	0	147	111.46	0.00	3.33

Sub-Total		96,000	0	6,400	28,067	0	1,864	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		96,000	0	6,400	28,067	0	1,864	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		96,000	0	6,400

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	261,423	0	517,880	0	779,303	32,678	0	23,049	723,576
2016	634,793	0	1,257,528	0	1,892,320	79,349	0	55,968	1,757,003
2017	651,349	0	1,290,326	0	1,941,675	81,419	0	57,428	1,802,828
2018	543,693	0	1,077,059	0	1,620,752	67,962	0	47,936	1,504,854
2019	790,553	0	1,566,090	0	2,356,643	98,819	0	69,701	2,188,122
2020	246,545	0	488,406	0	734,951	30,818	0	21,737	682,396

Sub-Total	3,128,355	0	6,197,289	0	9,325,644	391,044	0	275,821	8,658,779
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,128,355	0	6,197,289	0	9,325,644	391,044	0	275,821	8,658,779

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	2,171	0	0	2,171	721,406	721,406	524,642
2016	0	5,271	0	0	5,271	1,751,732	2,473,138	1,174,083
2017	0	5,408	0	0	5,408	1,797,419	4,270,557	1,093,436
2018	0	4,515	0	0	4,515	1,500,339	5,770,896	827,129
2019	83,900	6,564	0	0	90,465	2,097,657	7,868,554	1,043,725
2020	38,198	2,047	0	0	40,245	642,151	8,510,705	298,642

Sub-Total	122,098	25,976	0	0	148,074	8,510,705		4,961,656
Remainder	0	0	0	0	0	0	8,510,705	0
Total Future	122,098	25,976	0	0	148,074	8,510,705		4,961,656

Life of evaluation is: 7.88 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 42

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
PETERSON #1ST (18,100’ SD ATTIC WEST)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236530		0.29236530	111.46		3.33	8.00%	10,005,653
FINAL	0.38192220	0.29236530		0.29236530	111.46		3.33	10.00%	8,605,471
REMARKS	DEVELOPMENT COST IS FOR RECOMPLETION.							15.00%	5,914,583
								20.00%	4,075,968
								25.00%	2,816,216

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	0	0	0	0	0	0	0.00	0.00	0.00
2016	1	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	0	0	0	0	0	0	0.00	0.00	0.00
2018	1	0	0	0	0	0	0	0.00	0.00	0.00
2019	1	74,317	0	9,008	21,728	0	2,623	111.46	0.00	3.33
2020	1	47,519	0	5,760	13,893	0	1,677	111.46	0.00	3.33
2021	1	20,234	0	2,453	5,916	0	714	111.46	0.00	3.33
2022	1	3,468	0	420	1,014	0	122	111.46	0.00	3.33

Sub-Total		145,538	0	17,641	42,550	0	5,137	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		145,538	0	17,641	42,550	0	5,137	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		145,538	0	17,641

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	2,421,762	0	8,722,771	0	11,144,533	302,720	0	388,222	10,453,592
2020	1,548,507	0	5,577,457	0	7,125,964	193,563	0	248,234	6,684,166
2021	659,363	0	2,374,911	0	3,034,274	82,420	0	105,699	2,846,154
2022	113,028	0	407,108	0	520,136	14,129	0	18,119	487,888

Sub-Total	4,742,661	0	17,082,246	0	21,824,906	592,833	0	760,274	20,471,800
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,742,661	0	17,082,246	0	21,824,906	592,833	0	760,274	20,471,800

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	431,244	31,361	286,442	0	749,046	9,704,545	9,704,545	4,788,727
2020	574,992	20,052	0	0	595,044	6,089,122	15,793,668	2,766,105
2021	574,992	8,538	0	0	583,530	2,262,624	18,056,292	931,305
2022	174,544	1,464	0	0	176,008	311,880	18,368,172	119,333

Sub-Total	1,755,771	61,415	286,442	0	2,103,628	18,368,172		8,605,471
Remainder	0	0	0	0	0	0	18,368,172	0
Total Future	1,755,771	61,415	286,442	0	2,103,628	18,368,172		8,605,471

Life of evaluation is: 9.81 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 43

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
WT LANDERS #1 (18,100’ SD WEST)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38437500	0.29481750		0.29481750	111.46		3.33	8.00%	10,564,756
FINAL	0.38437500	0.29481750		0.29481750	111.46		3.33	10.00%	10,465,100
REMARKS								15.00%	10,222,820
								20.00%	9,989,947
								25.00%	9,766,013

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	51,280	0	5,574	15,118	0	1,637	111.46	0.00	3.33
2013	1	38,363	0	4,170	11,310	0	1,224	111.46	0.00	3.33

Sub-Total		89,643	0	9,744	26,428	0	2,861	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		89,643	0	9,744	26,428	0	2,861	111.46	0.00	3.33

Cumulative		157,552	0	17,466		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		247,195	0	27,210

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,685,069	0	5,442,606	0	7,127,675	210,634	0	242,232	6,674,809
2013	1,260,628	0	4,071,701	0	5,332,328	157,578	0	181,218	4,993,532

Sub-Total	2,945,697	0	9,514,306	0	12,460,003	368,212	0	423,450	11,668,341
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,945,697	0	9,514,306	0	12,460,003	368,212	0	423,450	11,668,341

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	245,198	20,024	0	0	265,222	6,409,587	6,409,587	6,255,715
2013	408,233	14,981	0	0	423,213	4,570,318	10,979,906	4,209,385

Sub-Total	653,430	35,005	0	0	688,435	10,979,906		10,465,100
Remainder	0	0	0	0	0	0	10,979,906	0
Total Future	653,430	35,005	0	0	688,435	10,979,906		10,465,100

Life of evaluation is: 1.50 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 44

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
WT LANDERS #1 (17,950’ SAND WEST)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236460		0.29236460	111.46		3.33	8.00%	3,186,999
FINAL	0.38192220	0.29236460		0.29236460	111.46		3.33	10.00%	3,038,831
REMARKS	DEVELOPMENT COST IS FOR RECOMPLETION.							15.00%	2,700,182
								20.00%	2,402,191
								25.00%	2,139,642

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	19,357	0	2,346	5,659	0	683	111.46	0.00	3.33
2015	1	12,675	0	1,536	3,706	0	447	111.46	0.00	3.33
2016	1	679	0	82	198	0	24	111.46	0.00	3.33

Sub-Total		32,711	0	3,965	9,564	0	1,155	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		32,711	0	3,965	9,564	0	1,155	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		32,711	0	3,965

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	630,795	0	2,272,016	0	2,902,811	78,849	0	101,120	2,722,841
2015	413,048	0	1,487,728	0	1,900,776	51,631	0	66,214	1,782,931
2016	22,117	0	79,662	0	101,779	2,765	0	3,545	95,468

Sub-Total	1,065,960	0	3,839,405	0	4,905,365	133,245	0	170,879	4,601,241
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,065,960	0	3,839,405	0	4,905,365	133,245	0	170,879	4,601,241

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	293,711	8,169	190,961	0	492,840	2,230,001	2,230,001	1,825,196
2015	221,378	5,349	0	0	226,727	1,556,204	3,786,205	1,159,435
2016	18,115	286	0	0	18,402	77,067	3,863,272	54,200

Sub-Total	533,204	13,804	190,961	0	737,969	3,863,272		3,038,831
Remainder	0	0	0	0	0	0	3,863,272	0
Total Future	533,204	13,804	190,961	0	737,969	3,863,272		3,038,831

Life of evaluation is: 3.57 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 45

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
WT LANDERS #1 (17,200’ SAND WEST)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236460		0.29236460	111.46		3.33	8.00%	1,575,562
FINAL	0.38192220	0.29236460		0.29236460	111.46		3.33	10.00%	1,450,192
REMARKS	DEVELOPMENT COST IS FOR RECOMPLETION.							15.00%	1,179,668
								20.00%	960,731
								25.00%	783,331

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	0	0	0	0	0	0	0.00	0.00	0.00
2016	1	16,594	0	2,011	4,852	0	586	111.46	0.00	3.33
2017	1	5,623	0	682	1,644	0	198	111.46	0.00	3.33

Sub-Total		22,217	0	2,693	6,496	0	784	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		22,217	0	2,693	6,496	0	784	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		22,217	0	2,693

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	540,763	0	1,947,736	0	2,488,499	67,595	0	86,687	2,334,216
2017	183,229	0	659,961	0	843,190	22,904	0	29,373	790,914

Sub-Total	723,993	0	2,607,697	0	3,331,689	90,499	0	116,060	3,125,130
Remainder	0	0	0	0	0	0	0	0	0
Total Future	723,993	0	2,607,697	0	3,331,689	90,499	0	116,060	3,125,130

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	449,404	7,003	190,961	0	647,367	1,686,849	1,686,849	1,130,125
2017	275,984	2,373	0	0	278,357	512,557	2,199,406	320,068

Sub-Total	725,388	9,375	190,961	0	925,724	2,199,406		1,450,192
Remainder	0	0	0	0	0	0	2,199,406	0
Total Future	725,388	9,375	190,961	0	925,724	2,199,406		1,450,192
Life of evaluation is: 4.99 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 46

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
WT LANDERS #1 ST (18100’ SAND ATTIC)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38192220	0.29236460		0.29236460	111.46		3.33	8.00%	19,601,816
FINAL	0.38192220	0.29236460		0.29236460	111.46		3.33	10.00%	17,241,685
REMARKS	DEVELOPMENT COST FOR SIDETRACK AND COMPLETION.							15.00%	12,530,256
								20.00%	9,125,746
								25.00%	6,659,879

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	67,374	0	8,167	19,698	0	2,378	111.46	0.00	3.33
2018	1	131,564	0	15,947	38,465	0	4,644	111.46	0.00	3.33
2019	1	67,880	0	8,228	19,846	0	2,396	111.46	0.00	3.33
2020	1	23,262	0	2,820	6,801	0	821	111.46	0.00	3.33
2021	1	2,821	0	342	825	0	100	111.46	0.00	3.33

Sub-Total		292,900	0	35,503	85,634	0	10,338	111.46	0.00	3.33
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		292,900	0	35,503	85,634	0	10,338	111.46	0.00	3.33

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.40%
Ultimate		292,900	0	35,503

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	2,195,522	0	7,907,891	0	10,103,413	274,440	0	351,954	9,477,019
2018	4,287,265	0	15,441,990	0	19,729,255	535,908	0	687,272	18,506,076
2019	2,211,989	0	7,967,202	0	10,179,191	276,499	0	354,594	9,548,098
2020	758,022	0	2,730,266	0	3,488,289	94,753	0	121,515	3,272,021
2021	91,914	0	331,059	0	422,973	11,489	0	14,734	396,749

Sub-Total	9,544,712	0	34,378,408	0	43,923,120	1,193,089	0	1,530,069	41,199,962
Remainder	0	0	0	0	0	0	0	0	0
Total Future	9,544,712	0	34,378,408	0	43,923,120	1,193,089	0	1,530,069	41,199,962

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	50,735	28,431	7,829,405	0	7,908,571	1,568,448	1,568,448	811,902
2018	101,469	55,518	0	0	156,987	18,349,088	19,917,536	10,102,688
2019	101,469	28,644	0	0	130,113	9,417,985	29,335,521	4,732,146
2020	101,469	9,816	0	0	111,285	3,160,735	32,496,257	1,437,816
2021	24,690	1,190	0	0	25,880	370,869	32,867,125	157,133

Sub-Total	379,832	123,600	7,829,405	0	8,332,837	32,867,125		17,241,685
Remainder	0	0	0	0	0	0	32,867,125	0
Total Future	379,832	123,600	7,829,405	0	8,332,837	32,867,125		17,241,685

Life of evaluation is: 8.75 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 47

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT BAYOU CARLIN								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000							8.00%	-220,909
FINAL	0.37500000							10.00%	-196,163
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-145,880
								20.00%	-108,618
								25.00%	-80,971

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	356,010	0	356,010	-356,010	-356,010	-196,163

Sub-Total	0	0	356,010	0	356,010	-356,010		-196,163
Remainder	0	0	0	0	0	0	-356,010	0
Total Future	0	0	356,010	0	356,010	-356,010		-196,163

Life of evaluation is: 1.92 years.

Final production rate: 101.890 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 48

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT BAYOU CARLIN								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000							8.00%	-97,838
FINAL	0.37500000							10.00%	-86,878
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-64,608
								20.00%	-48,105
								25.00%	-35,861

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	157,672	0	157,672	-157,672	-157,672	-86,878

Sub-Total	0	0	157,672	0	157,672	-157,672		-86,878
Remainder	0	0	0	0	0	0	-157,672	0
Total Future	0	0	157,672	0	157,672	-157,672		-86,878

Life of evaluation is: 5.00 years.

Final production rate: 89.324 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 49

BAYOU CARLIN, ST. MARY PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT BAYOU CARLIN								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000							8.00%	-89,218
FINAL	0.37500000							10.00%	-79,224
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-58,916
								20.00%	-43,867
								25.00%	-32,702

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	143,781	0	143,781	-143,781	-143,781	-79,224

Sub-Total	0	0	143,781	0	143,781	-143,781		-79,224
Remainder	0	0	0	0	0	0	-143,781	0
Total Future	0	0	143,781	0	143,781	-143,781		-79,224

Life of evaluation is: 4.00 years.

Final production rate: 8.072 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 50

FIELD SUMMARY
BLUEBERRY HILL								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-914,468
FINAL								10.00%	-903,844
REMARKS								15.00%	-877,896
								20.00%	-852,795
								25.00%	-828,510

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	958,411	0	958,411	-958,411	-958,411	-903,844

Sub-Total	0	0	958,411	0	958,411	-958,411		-903,844
Remainder	0	0	0	0	0	0	-958,411	0
Total Future	0	0	958,411	0	958,411	-958,411		-903,844

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 51

BLUEBERRY HILL, IBERIA PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT BLUEBERRY HILL (ABAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.95841100							8.00%	-914,468
FINAL	0.95841100							10.00%	-903,844
REMARKS	ABANDONMENT SHOWS AS DEVELOPMENT COST IN 2013.							15.00%	-877,896
								20.00%	-852,795
								25.00%	-828,510

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	958,411	0	958,411	-958,411	-958,411	-903,844

Sub-Total	0	0	958,411	0	958,411	-958,411		-903,844
Remainder	0	0	0	0	0	0	-958,411	0
Total Future	0	0	958,411	0	958,411	-958,411		-903,844

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 52

FIELD SUMMARY
BRAZOS BLOCK 504								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-1,916,080
FINAL								10.00%	-1,878,444
REMARKS								15.00%	-1,787,813
								20.00%	-1,701,900
								25.00%	-1,620,442

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	3
Ultimate		0	0	3

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,075,000	0	2,075,000	-2,075,000	-2,075,000	-1,878,444

Sub-Total	0	0	2,075,000	0	2,075,000	-2,075,000		-1,878,444
Remainder	0	0	0	0	0	0	-2,075,000	0
Total Future	0	0	2,075,000	0	2,075,000	-2,075,000		-1,878,444

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 53

FIELD SUMMARY
BRAZOS BLOCK 504								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	3
Ultimate		0	0	3

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 54

FIELD SUMMARY
BRAZOS BLOCK 504								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-1,916,080
FINAL								10.00%	-1,878,444
REMARKS								15.00%	-1,787,813
								20.00%	-1,701,900
								25.00%	-1,620,442

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,075,000	0	2,075,000	-2,075,000	-2,075,000	-1,878,444

Sub-Total	0	0	2,075,000	0	2,075,000	-2,075,000		-1,878,444
Remainder	0	0	0	0	0	0	-2,075,000	0
Total Future	0	0	2,075,000	0	2,075,000	-2,075,000		-1,878,444

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 55

BRAZOS BLOCK 504, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 20616 #B-01 (BIG 2-5)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	1.00000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	3		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.26%
Ultimate		0	0	3

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 56

BRAZOS BLOCK 504, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 20616 #B-01 (BIG 2-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	OPERATOR DOES NOT PLAN TO PURSUE THIS ZONE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.26%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 57

BRAZOS BLOCK 504, LOUISIANA								GAS LEASE
ROOSTER PETROLEUM LTD - OPERATOR								PROVED
P/F ABANDONMENTBA 504 (ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	-1,916,080
FINAL	1.00000000							10.00%	-1,878,444
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE.							15.00%	-1,787,813
								20.00%	-1,701,900
								25.00%	-1,620,442

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,075,000	0	2,075,000	-2,075,000	-2,075,000	-1,878,444

Sub-Total	0	0	2,075,000	0	2,075,000	-2,075,000		-1,878,444
Remainder	0	0	0	0	0	0	-2,075,000	0
Total Future	0	0	2,075,000	0	2,075,000	-2,075,000		-1,878,444

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 58

FIELD SUMMARY
BRAZOS BLOCK A-21								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-3,246,705
FINAL								10.00%	-3,125,275
REMARKS								15.00%	-2,840,476
								20.00%	-2,580,547
								25.00%	-2,343,245

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	82	0	315	66	0	249	94.23	0.00	3.19
2013	1	22	0	98	17	0	77	94.23	0.00	3.19
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		104	0	413	83	0	326	94.23	0.00	3.19
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		104	0	413	83	0	326	94.23	0.00	3.19

Cumulative		1,836	0	2,633
Ultimate		1,940	0	3,045

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	6,184	0	792,825	0	799,009	0	0	0	799,009
2013	1,601	0	245,624	0	247,225	0	0	0	247,225
2014	0	0	0	0	0	0	0	0	0

Sub-Total	7,784	0	1,038,449	0	1,046,234	0	0	0	1,046,234
Remainder	0	0	0	0	0	0	0	0	0
Total Future	7,784	0	1,038,449	0	1,046,234	0	0	0	1,046,234

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	456,400	0	0	0	456,400	342,609	342,609	335,985
2013	219,483	0	0	0	219,483	27,742	370,351	26,143
2014	0	0	4,150,000	0	4,150,000	-4,150,000	-3,779,649	-3,487,403

Sub-Total	675,883	0	4,150,000	0	4,825,883	-3,779,649		-3,125,275
Remainder	0	0	0	0	0	0	-3,779,649	0
Total Future	675,883	0	4,150,000	0	4,825,883	-3,779,649		-3,125,275

Life of summary is: 0.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 59

FIELD SUMMARY
BRAZOS BLOCK A-21								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-3,246,705
FINAL								10.00%	-3,125,275
REMARKS								15.00%	-2,840,476
								20.00%	-2,580,547
								25.00%	-2,343,245

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	82	0	315	66	0	249	94.23	0.00	3.19
2013	1	22	0	98	17	0	77	94.23	0.00	3.19
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		104	0	413	83	0	326	94.23	0.00	3.19
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		104	0	413	83	0	326	94.23	0.00	3.19

Cumulative		1,836	0	2,633
Ultimate		1,940	0	3,045

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	6,184	0	792,825	0	799,009	0	0	0	799,009
2013	1,601	0	245,624	0	247,225	0	0	0	247,225
2014	0	0	0	0	0	0	0	0	0

Sub-Total	7,784	0	1,038,449	0	1,046,234	0	0	0	1,046,234
Remainder	0	0	0	0	0	0	0	0	0
Total Future	7,784	0	1,038,449	0	1,046,234	0	0	0	1,046,234

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	456,400	0	0	0	456,400	342,609	342,609	335,985
2013	219,483	0	0	0	219,483	27,742	370,351	26,143
2014	0	0	4,150,000	0	4,150,000	-4,150,000	-3,779,649	-3,487,403

Sub-Total	675,883	0	4,150,000	0	4,825,883	-3,779,649		-3,125,275
Remainder	0	0	0	0	0	0	-3,779,649	0
Total Future	675,883	0	4,150,000	0	4,825,883	-3,779,649		-3,125,275

Life of summary is: 0.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 60

FIELD SUMMARY
BRAZOS BLOCK A-21								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 61

FIELD SUMMARY
BRAZOS BLOCK A-21								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 62

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 08120 #A-02 (TW-A2 (L3))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.79749990		0.79749990	94.23		3.19	8.00%	137,308
FINAL	1.00000000	0.79749990		0.79749990	94.23		3.19	10.00%	136,627
REMARKS								15.00%	134,952
								20.00%	133,314
								25.00%	131,712

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	107	0	0	85	0.00	0.00	3.19
2013	0	0	0	44	0	0	35	0.00	0.00	3.19

Sub-Total		0	0	151	0	0	120	0.00	0.00	3.19
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	151	0	0	120	0.00	0.00	3.19

Cumulative		0	0	49		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		0	0	201

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	270,833	0	270,833	0	0	0	270,833
2013	0	0	110,522	0	110,522	0	0	0	110,522

Sub-Total	0	0	381,355	0	381,355	0	0	0	381,355
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	381,355	0	381,355	0	0	0	381,355

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	145,485	0	0	0	145,485	125,348	125,348	122,724
2013	95,777	0	0	0	95,777	14,746	140,094	13,903

Sub-Total	241,261	0	0	0	241,261	140,094		136,627
Remainder	0	0	0	0	0	0	140,094	0
Total Future	241,261	0	0	0	241,261	140,094		136,627

Life of evaluation is: 0.75 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 63

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 08120 #A-03 (MOPURPLE)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.79749990		0.79749990	94.23		3.19	8.00%	226,436
FINAL	0.93700800	0.71817300		0.71817300	94.23		3.19	10.00%	225,500
REMARKS	INTEREST REVERSION 3/19/2013.							15.00%	223,194
								20.00%	220,935
								25.00%	218,721

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	82	0	207	66	0	164	94.23	0.00	3.19
2013	1	22	0	54	17	0	42	94.23	0.00	3.19

Sub-Total		104	0	261	83	0	206	94.23	0.00	3.19
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		104	0	261	83	0	206	94.23	0.00	3.19

Cumulative		1,836	0	2,583		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		1,939	0	2,845

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	6,184	0	521,992	0	528,176	0	0	0	528,176
2013	1,601	0	135,102	0	136,703	0	0	0	136,703

Sub-Total	7,784	0	657,094	0	664,879	0	0	0	664,879
Remainder	0	0	0	0	0	0	0	0	0
Total Future	7,784	0	657,094	0	664,879	0	0	0	664,879

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	310,915	0	0	0	310,915	217,260	217,260	213,260
2013	123,706	0	0	0	123,706	12,996	230,257	12,240

Sub-Total	434,622	0	0	0	434,622	230,257		225,500
Remainder	0	0	0	0	0	0	230,257	0
Total Future	434,622	0	0	0	434,622	230,257		225,500

Life of evaluation is: 0.75 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 64

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 08120 #A-03 (MOBROWN)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC TO DEVELOP.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 25.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 65

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 08120 #A-03 (MOBROWN)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC TO DEVELOP WITH PROVED PLUS PROBABLE RESERVES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total	0	0	0	0	0	0	0	0.00	0.00	0.00
Remainder	0	0	0	0	0	0	0	0.00	0.00	0.00
Total Future	0	0	0	0	0	0	0	0.00	0.00	0.00

Cumulative	0	0	0			(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate	0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 66

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 08120 #A-03 (L8)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	PROVED RESERVES ARE UNECONOMIC FOR RECOMPLETION. RESERVES DOWNGRADED TO PROBABLE AND ADDED TO PROBABLE INCREMENTAL.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 45.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 67

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 08120 #A-03 (L8)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC TO DEVELOP WITH PROVED PLUS PROBABLE RESERVES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 45.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 68

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 08120 #A-03 (L6)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	PROVED RESERVES ARE UNECONOMIC FOR RECOMPLETION. RESERVES DOWNGRADED TO PROBABLE AND ADDED TO PROBABLE INCREMENTAL.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 69

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 08120 #A-03 (L6)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC TO DEVELOP WITH PROVED PLUS PROBABLE RESERVES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.82%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 70

BRAZOS BLOCK A-21, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT BA21 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	-3,610,449
FINAL	1.00000000							10.00%	-3,487,403
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-3,198,622
								20.00%	-2,934,796
								25.00%	-2,693,679

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	4,150,000	0	4,150,000	-4,150,000	-4,150,000	-3,487,403

Sub-Total	0	0	4,150,000	0	4,150,000	-4,150,000		-3,487,403
Remainder	0	0	0	0	0		-4,150,000	0
Total Future	0	0	4,150,000	0	4,150,000	-4,150,000		-3,487,403

Life of evaluation is: 0.75 years.

Final production rate: 30.838 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 71

FIELD SUMMARY
BRAZOS BLOCK A-23								PROVED
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,478,965
FINAL								10.00%	3,227,194
REMARKS								15.00%	2,636,422
								20.00%	2,100,708
								25.00%	1,618,665

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	40,980	0	2,049	33,296	0	1,661	94.23	0.00	3.09
2014	1	65,836	0	3,292	53,492	0	2,669	94.23	0.00	3.09
2015	1	15,347	0	2,080	12,469	0	1,686	94.23	0.00	3.09
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		122,163	0	7,421	99,257	0	6,016	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		122,163	0	7,421	99,257	0	6,016	94.23	0.00	3.09

Cumulative		0	0	0
Ultimate		122,163	0	7,421

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	3,137,485	0	5,139,565	0	8,277,050	0	0	0	8,277,050
2014	5,040,511	0	8,256,942	0	13,297,453	0	0	0	13,297,453
2015	1,174,993	0	5,217,918	0	6,392,911	0	0	0	6,392,911
2016	0	0	0	0	0	0	0	0	0

Sub-Total	9,352,990	0	18,614,424	0	27,967,414	0	0	0	27,967,414
Remainder	0	0	0	0	0	0	0	0	0
Total Future	9,352,990	0	18,614,424	0	27,967,414	0	0	0	27,967,414

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	337,365	0	17,900,000	0	18,237,365	-9,960,315	-9,960,315	-8,976,426
2014	610,383	0	0	0	610,383	12,687,071	2,726,756	10,480,577
2015	373,192	0	800,000	0	1,173,192	5,219,719	7,946,475	3,915,586
2016	0	0	3,375,000	0	3,375,000	-3,375,000	4,571,475	-2,192,543

Sub-Total	1,320,940	0	22,075,000	0	23,395,940	4,571,475		3,227,194
Remainder	0	0	0	0	0	0	4,571,475	0
Total Future	1,320,940	0	22,075,000	0	23,395,940	4,571,475		3,227,194

Life of summary is: 3.33 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 72

FIELD SUMMARY
BRAZOS BLOCK A-23								PROBABLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	12,996,891
FINAL								10.00%	12,232,424
REMARKS								15.00%	10,532,925
								20.00%	9,094,853
								25.00%	7,874,783

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	2,715	0	136	2,206	0	110	94.23	0.00	3.09
2014	0	23,830	0	1,191	19,362	0	966	94.23	0.00	3.09
2015	1	34,655	0	420	28,158	0	340	94.23	0.00	3.09
2016	1	17,723	0	2,577	14,400	0	2,090	94.23	0.00	3.09
2017	1	3,091	0	475	2,511	0	385	94.23	0.00	3.09

Sub-Total		82,014	0	4,800	66,637	0	3,891	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		82,014	0	4,800	66,637	0	3,891	94.23	0.00	3.09

Cumulative		0	0	0
Ultimate		82,014	0	4,800

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	207,896	0	340,558	0	548,455	0	0	0	548,455
2014	1,824,453	0	2,988,665	0	4,813,118	0	0	0	4,813,118
2015	2,653,285	0	1,053,246	0	3,706,532	0	0	0	3,706,532
2016	1,356,902	0	6,464,988	0	7,821,889	0	0	0	7,821,889
2017	236,648	0	1,192,596	0	1,429,244	0	0	0	1,429,244

Sub-Total	6,279,184	0	12,040,053	0	18,319,237	0	0	0	18,319,237
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,279,184	0	12,040,053	0	18,319,237	0	0	0	18,319,237

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	19,102	0	0	0	19,102	529,353	529,353	461,190
2014	167,638	0	0	0	167,638	4,645,479	5,174,832	3,791,206
2015	125,806	0	-800,000	0	-674,194	4,380,726	9,555,558	3,240,916
2016	453,329	0	800,000	0	1,253,329	6,568,560	16,124,118	4,421,363
2017	114,857	0	800,000	0	914,857	514,387	16,638,505	317,749

Sub-Total	880,732	0	800,000	0	1,680,732	16,638,505		12,232,424
Remainder	0	0	0	0	0	0	16,638,505	0
Total Future	880,732	0	800,000	0	1,680,732	16,638,505		12,232,424

Life of summary is: 4.97 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 73

FIELD SUMMARY
BRAZOS BLOCK A-23								POSSIBLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	21,896,419
FINAL								10.00%	20,360,161
REMARKS								15.00%	17,016,439
								20.00%	14,271,812
								25.00%	12,011,794

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	1,921	0	96	1,561	0	78	94.23	0.00	3.09
2014	0	21,001	0	1,050	17,063	0	851	94.23	0.00	3.09
2015	0	30,366	0	1,518	24,672	0	1,231	94.23	0.00	3.09
2016	1	57,064	0	2,853	46,365	0	2,313	94.23	0.00	3.09
2017	1	42,228	0	2,111	34,310	0	1,712	94.23	0.00	3.09

Sub-Total		152,580	0	7,629	123,971	0	6,185	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		152,580	0	7,629	123,971	0	6,185	94.23	0.00	3.09

Cumulative		0	0	0
Ultimate		152,580	0	7,629

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	147,093	0	240,956	0	388,049	0	0	0	388,049
2014	1,607,842	0	2,633,831	0	4,241,673	0	0	0	4,241,673
2015	2,324,889	0	3,808,438	0	6,133,327	0	0	0	6,133,327
2016	4,368,962	0	7,156,865	0	11,525,827	0	0	0	11,525,827
2017	3,233,025	0	5,296,070	0	8,529,095	0	0	0	8,529,095

Sub-Total	11,681,811	0	19,136,160	0	30,817,971	0	0	0	30,817,971
Remainder	0	0	0	0	0	0	0	0	0
Total Future	11,681,811	0	19,136,160	0	30,817,971	0	0	0	30,817,971

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	13,516	0	0	0	13,516	374,534	374,534	326,242
2014	147,735	0	0	0	147,735	4,093,938	4,468,471	3,332,755
2015	213,620	0	0	0	213,620	5,919,706	10,388,178	4,387,396
2016	543,374	0	0	0	543,374	10,982,453	21,370,631	7,385,547
2017	443,416	0	0	0	443,416	8,085,679	29,456,310	4,928,221

Sub-Total	1,361,661	0	0	0	1,361,661	29,456,310		20,360,161
Remainder	0	0	0	0	0	0	29,456,310	0
Total Future	1,361,661	0	0	0	1,361,661	29,456,310		20,360,161

Life of summary is: 5.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 74

BRAZOS BLOCK A-23, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03938 #A-09 (X(Y))								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.81250000		0.81250000	94.23		3.09	8.00%	2,144,384
FINAL	1.00000000	0.81250000		0.81250000	94.23		3.09	10.00%	1,905,799
REMARKS	DEVELOPMENT COST IS FOR COMPLETION, FACILITIES AND PIPELINE.							15.00%	1,365,334
								20.00%	897,275
								25.00%	493,067

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	40,980	0	2,049	33,296	0	1,661	94.23	0.00	3.09
2014	1	65,836	0	3,292	53,492	0	2,669	94.23	0.00	3.09
2015	1	2,704	0	135	2,197	0	110	94.23	0.00	3.09

Sub-Total		109,520	0	5,476	88,985	0	4,439	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		109,520	0	5,476	88,985	0	4,439	94.23	0.00	3.09

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.22%
Ultimate		109,520	0	5,476

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	3,137,485	0	5,139,565	0	8,277,050	0	0	0	8,277,050
2014	5,040,511	0	8,256,942	0	13,297,453	0	0	0	13,297,453
2015	207,060	0	339,188	0	546,247	0	0	0	546,247

Sub-Total	8,385,057	0	13,735,694	0	22,120,751	0	0	0	22,120,751
Remainder	0	0	0	0	0	0	0	0	0
Total Future	8,385,057	0	13,735,694	0	22,120,751	0	0	0	22,120,751

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	337,365	0	17,900,000	0	18,237,365	-9,960,315	-9,960,315	-8,976,426
2014	610,383	0	0	0	610,383	12,687,071	2,726,756	10,480,577
2015	29,103	0	0	0	29,103	517,144	3,243,900	401,647

Sub-Total	976,851	0	17,900,000	0	18,876,851	3,243,900		1,905,799
Remainder	0	0	0	0	0	0	3,243,900	0
Total Future	976,851	0	17,900,000	0	18,876,851	3,243,900		1,905,799

Life of evaluation is: 2.57 years.

Final production rate: 150.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 75

BRAZOS BLOCK A-23, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03938 #A-09 (X(Y))								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.81250000		0.81250000	94.23		3.09	8.00%	11,794,501
FINAL	1.00000000	0.81250000		0.81250000	94.23		3.09	10.00%	11,200,782
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	9,853,353
								20.00%	8,679,789
								25.00%	7,656,341

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	2,715	0	136	2,206	0	110	94.23	0.00	3.09
2014	0	23,830	0	1,191	19,362	0	966	94.23	0.00	3.09
2015	1	47,298	0	2,365	38,430	0	1,917	94.23	0.00	3.09
2016	1	1,437	0	72	1,167	0	58	94.23	0.00	3.09

Sub-Total		75,280	0	3,764	61,165	0	3,052	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		75,280	0	3,764	61,165	0	3,052	94.23	0.00	3.09

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.22%
Ultimate		75,280	0	3,764

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	207,896	0	340,558	0	548,455	0	0	0	548,455
2014	1,824,453	0	2,988,665	0	4,813,118	0	0	0	4,813,118
2015	3,621,219	0	5,931,976	0	9,553,195	0	0	0	9,553,195
2016	110,010	0	180,209	0	290,219	0	0	0	290,219

Sub-Total	5,763,578	0	9,441,409	0	15,204,987	0	0	0	15,204,987
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,763,578	0	9,441,409	0	15,204,987	0	0	0	15,204,987

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	19,102	0	0	0	19,102	529,353	529,353	461,190
2014	167,638	0	0	0	167,638	4,645,479	5,174,832	3,791,206
2015	469,895	0	0	0	469,895	9,083,301	14,258,133	6,754,854
2016	15,412	0	0	0	15,412	274,807	14,532,939	193,531

Sub-Total	672,047	0	0	0	672,047	14,532,939		11,200,782
Remainder	0	0	0	0	0	0	14,532,939	0
Total Future	672,047	0	0	0	672,047	14,532,939		11,200,782
Life of evaluation is: 3.54 years.

Final production rate: 150.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 76

BRAZOS BLOCK A-23, TEXAS								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 03938 #A-09 (X(Y))								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.81250000		0.81250000	94.23		3.09	8.00%	21,896,419
FINAL	1.00000000	0.81250000		0.81250000	94.23		3.09	10.00%	20,360,161
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	17,016,439
								20.00%	14,271,812
								25.00%	12,011,794

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	1,921	0	96	1,561	0	78	94.23	0.00	3.09
2014	0	21,001	0	1,050	17,063	0	851	94.23	0.00	3.09
2015	0	30,366	0	1,518	24,672	0	1,231	94.23	0.00	3.09
2016	1	57,064	0	2,853	46,365	0	2,313	94.23	0.00	3.09
2017	1	42,228	0	2,111	34,310	0	1,712	94.23	0.00	3.09

Sub-Total		152,580	0	7,629	123,971	0	6,185	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		152,580	0	7,629	123,971	0	6,185	94.23	0.00	3.09

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.22%
Ultimate		152,580	0	7,629

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	147,093	0	240,956	0	388,049	0	0	0	388,049
2014	1,607,842	0	2,633,831	0	4,241,673	0	0	0	4,241,673
2015	2,324,889	0	3,808,438	0	6,133,327	0	0	0	6,133,327
2016	4,368,962	0	7,156,865	0	11,525,827	0	0	0	11,525,827
2017	3,233,025	0	5,296,070	0	8,529,095	0	0	0	8,529,095

Sub-Total	11,681,811	0	19,136,160	0	30,817,971	0	0	0	30,817,971
Remainder	0	0	0	0	0	0	0	0	0
Total Future	11,681,811	0	19,136,160	0	30,817,971	0	0	0	30,817,971

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	13,516	0	0	0	13,516	374,534	374,534	326,242
2014	147,735	0	0	0	147,735	4,093,938	4,468,471	3,332,755
2015	213,620	0	0	0	213,620	5,919,706	10,388,178	4,387,396
2016	543,374	0	0	0	543,374	10,982,453	21,370,631	7,385,547
2017	443,416	0	0	0	443,416	8,085,679	29,456,310	4,928,221

Sub-Total	1,361,661	0	0	0	1,361,661	29,456,310		20,360,161
Remainder	0	0	0	0	0	0	29,456,310	0
Total Future	1,361,661	0	0	0	1,361,661	29,456,310		20,360,161

Life of evaluation is: 5.50 years.

Final production rate: 150.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 77

BRAZOS BLOCK A-23, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03938 #A-09 (S)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.81250000		0.81250000	94.23		3.09	8.00%	1,334,581
FINAL	1.00000000	0.81250000		0.81250000	94.23		3.09	10.00%	1,321,395
REMARKS	RECOMPLETION COST SHOWN AS DEVELOPMENT COST. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	1,271,087
								20.00%	1,203,433
								25.00%	1,125,597

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	12,643	0	1,945	10,272	0	1,577	94.23	0.00	3.09
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		12,643	0	1,945	10,272	0	1,577	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		12,643	0	1,945	10,272	0	1,577	94.23	0.00	3.09

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.22%
Ultimate		12,643	0	1,945

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	967,934	0	4,878,730	0	5,846,664	0	0	0	5,846,664
2016	0	0	0	0	0	0	0	0	0

Sub-Total	967,934	0	4,878,730	0	5,846,664	0	0	0	5,846,664
Remainder	0	0	0	0	0	0	0	0	0
Total Future	967,934	0	4,878,730	0	5,846,664	0	0	0	5,846,664

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	344,089	0	800,000	0	1,144,089	4,702,575	4,702,575	3,513,938
2016	0	0	3,375,000	0	3,375,000	-3,375,000	1,327,575	-2,192,543

Sub-Total	344,089	0	4,175,000	0	4,519,089	1,327,575		1,321,395
Remainder	0	0	0	0	0	0	1,327,575	0
Total Future	344,089	0	4,175,000	0	4,519,089	1,327,575		1,321,395

Life of evaluation is: 3.33 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 78

BRAZOS BLOCK A-23, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03938 #A-09 (S)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.81250000		0.81250000	94.23		3.09	8.00%	1,084,986
FINAL	1.00000000	0.81250000		0.81250000	94.23		3.09	10.00%	926,181
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	598,915
								20.00%	353,376
								25.00%	171,266

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	-12,643	0	-1,945	-10,272	0	-1,577	94.23	0.00	3.09
2016	1	16,286	0	2,506	13,232	0	2,031	94.23	0.00	3.09
2017	1	783	0	120	636	0	98	94.23	0.00	3.09

Sub-Total		4,426	0	681	3,597	0	552	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		4,426	0	681	3,597	0	552	94.23	0.00	3.09

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.22%
Ultimate		4,426	0	681

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	-967,934	0	-4,878,730	0	-5,846,664	0	0	0	-5,846,664
2016	1,246,892	0	6,284,779	0	7,531,670	0	0	0	7,531,670
2017	59,943	0	302,134	0	362,077	0	0	0	362,077

Sub-Total	338,901	0	1,708,183	0	2,047,084	0	0	0	2,047,084
Remainder	0	0	0	0	0	0	0	0	0
Total Future	338,901	0	1,708,183	0	2,047,084	0	0	0	2,047,084

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	-344,089	0	-800,000	0	-1,144,089	-4,702,575	-4,702,575	-3,513,938
2016	437,917	0	800,000	0	1,237,917	6,293,753	1,591,179	4,227,831
2017	28,043	0	0	0	28,043	334,034	1,925,213	212,288

Sub-Total	121,871	0	0	0	121,871	1,925,213		926,181
Remainder	0	0	0	0	0	0	1,925,213	0
Total Future	121,871	0	0	0	121,871	1,925,213		926,181

Life of evaluation is: 4.60 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 79

BRAZOS BLOCK A-23, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03938 #A-09 (R2 SAND)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.81250000		0.81250000	94.23		3.09	8.00%	117,403
FINAL	1.00000000	0.81250000		0.81250000	94.23		3.09	10.00%	105,461
REMARKS	DEVELOPMENT COST FOR RECOMPLETION.							15.00%	80,657
								20.00%	61,687
								25.00%	47,176

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	2,308	0	355	1,875	0	288	94.23	0.00	3.09

Sub-Total		2,308	0	355	1,875	0	288	94.23	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		2,308	0	355	1,875	0	288	94.23	0.00	3.09

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.22%
Ultimate		2,308	0	355

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	176,705	0	890,462	0	1,067,167	0	0	0	1,067,167

Sub-Total	176,705	0	890,462	0	1,067,167	0	0	0	1,067,167
Remainder	0	0	0	0	0	0	0	0	0
Total Future	176,705	0	890,462	0	1,067,167	0	0	0	1,067,167

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	86,814	0	800,000	0	886,814	180,353	180,353	105,461

Sub-Total	86,814	0	800,000	0	886,814	180,353		105,461
Remainder	0	0	0	0	0	0	180,353	0
Total Future	86,814	0	800,000	0	886,814	180,353		105,461

Life of evaluation is: 4.97 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 80

FIELD SUMMARY
BRETON SOUND BLK 0033								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	2,826,109
FINAL								10.00%	2,805,011
REMARKS								15.00%	2,752,501
								20.00%	2,700,468
								25.00%	2,649,061

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	12,756	42,953	1,271	3,621	9,146	329	112.71	59.21	3.15
2013	1	8,128	44,897	1,328	2,307	9,560	344	112.71	59.21	3.15
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		20,884	87,850	2,599	5,929	18,705	674	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		20,884	87,850	2,599	5,929	18,705	674	112.71	59.21	3.15

Cumulative		187,403	37,857	7,284
Ultimate		208,287	125,707	9,883

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	408,155	541,529	1,038,874	0	1,988,557	51,019	4,148	48,743	1,884,648
2013	260,071	566,047	1,085,910	0	1,912,029	32,509	4,335	50,950	1,824,235
2014	0	0	0	0	0	0	0	0	0

Sub-Total	668,226	1,107,576	2,124,784	0	3,900,586	83,528	8,483	99,692	3,708,883
Remainder	0	0	0	0	0	0	0	0	0
Total Future	668,226	1,107,576	2,124,784	0	3,900,586	83,528	8,483	99,692	3,708,883

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	192,445	18,888	0	0	211,333	1,673,315	1,673,315	1,634,921
2013	289,988	18,286	0	0	308,273	1,515,962	3,189,276	1,391,156
2014	0	0	278,571	0	278,571	-278,571	2,910,705	-221,067

Sub-Total	482,433	37,174	278,571	0	798,177	2,910,705		2,805,011
Remainder	0	0	0	0	0	0	2,910,705	0
Total Future	482,433	37,174	278,571	0	798,177	2,910,705		2,805,011

Life of summary is: 1.33 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 81

FIELD SUMMARY
BRETON SOUND BLK 0033								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	747,550
FINAL								10.00%	720,719
REMARKS								15.00%	658,111
								20.00%	601,369
								25.00%	549,904

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	112.71	59.21	3.15
2013	1	783	6,724	199	222	1,432	52	112.71	59.21	3.15
2014	1	2,037	26,004	769	578	5,537	199	112.71	59.21	3.15
2015	1	312	7,573	224	89	1,613	58	112.71	59.21	3.15

Sub-Total		3,133	40,301	1,192	889	8,581	309	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,133	40,301	1,192	889	8,581	309	112.71	59.21	3.15

Cumulative		0	0	0
Ultimate		3,133	40,301	1,192

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	25,060	84,771	162,626	0	272,457	3,132	649	7,630	261,045
2014	65,192	327,849	628,948	0	1,021,989	8,149	2,511	29,510	981,819
2015	9,991	95,483	183,175	0	288,649	1,249	731	8,594	278,075

Sub-Total	100,242	508,103	974,749	0	1,583,095	12,530	3,891	45,734	1,520,939
Remainder	0	0	0	0	0	0	0	0	0
Total Future	100,242	508,103	974,749	0	1,583,095	12,530	3,891	45,734	1,520,939

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	64,911	2,617	0	0	67,528	193,516	193,516	167,912
2014	365,152	9,843	0	0	374,995	606,824	800,341	502,274
2015	209,367	2,788	0	0	212,155	65,919	866,260	50,532

Sub-Total	639,431	15,248	0	0	654,679	866,260		720,719
Remainder	0	0	0	0	0	0	866,260	0
Total Future	639,431	15,248	0	0	654,679	866,260		720,719

Life of summary is: 3.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 82

FIELD SUMMARY
BRETON SOUND BLK 0033								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	709,857
FINAL								10.00%	681,842
REMARKS								15.00%	617,272
								20.00%	559,746
								25.00%	508,416

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	812	5,490	162	230	1,169	42	112.71	59.21	3.15
2014	0	742	9,966	295	211	2,122	76	112.71	59.21	3.15
2015	1	482	15,081	446	137	3,211	116	112.71	59.21	3.15
2016	1	16	725	21	5	154	6	112.71	59.21	3.15

Sub-Total		2,052	31,262	925	582	6,656	240	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		2,052	31,262	925	582	6,656	240	112.71	59.21	3.15

Cumulative		0	0	0
Ultimate		2,052	31,262	925

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	25,966	69,210	132,773	0	227,949	3,246	530	6,230	217,944
2014	23,739	125,645	241,038	0	390,421	2,967	962	11,309	375,182
2015	15,431	190,140	364,765	0	570,336	1,929	1,456	17,114	549,837
2016	511	9,146	17,545	0	27,202	64	70	823	26,245

Sub-Total	65,646	394,140	756,122	0	1,215,908	8,206	3,019	35,476	1,169,207
Remainder	0	0	0	0	0	0	0	0	0
Total Future	65,646	394,140	756,122	0	1,215,908	8,206	3,019	35,476	1,169,207

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	6,182	2,185	0	0	8,367	209,577	209,577	187,294
2014	11,087	3,761	0	0	14,848	360,334	569,911	295,109
2015	278,854	5,513	0	0	284,367	265,469	835,380	198,878
2016	25,183	263	0	0	25,447	798	836,179	562

Sub-Total	321,307	11,722	0	0	333,029	836,179		681,842
Remainder	0	0	0	0	0	0	836,179	0
Total Future	321,307	11,722	0	0	333,029	836,179		681,842

Life of summary is: 3.54 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 83

BRETON SOUND BLK 0033, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
CENTURY EXPLORATION N O INCORP - OPERATOR								PROVED
SL 17767 #1ST (AQUA) (TEX W7)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37142857	0.28389524	0.28389524	0.28389524	112.71	59.21	3.15	8.00%	2,826,109
FINAL	0.37142857	0.28389524	0.28389524	0.28389524	112.71	59.21	3.15	10.00%	2,805,011
REMARKS	OPEX INCLUDES COMPRESSOR SPACE USAGE FEE. AQUARIUS ABANDONMENT SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF WELL LIFE.							15.00%	2,752,501
								20.00%	2,700,468
								25.00%	2,649,061

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	12,756	42,953	1,271	3,621	9,146	329	112.71	59.21	3.15
2013	1	8,128	44,897	1,328	2,307	9,560	344	112.71	59.21	3.15
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		20,884	87,850	2,599	5,929	18,705	674	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		20,884	87,850	2,599	5,929	18,705	674	112.71	59.21	3.15

Cumulative		187,403	37,857	7,284		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 8.69%
Ultimate		208,287	125,707	9,883

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	408,155	541,529	1,038,874	0	1,988,557	51,019	4,148	48,743	1,884,648
2013	260,071	566,047	1,085,910	0	1,912,029	32,509	4,335	50,950	1,824,235
2014	0	0	0	0	0	0	0	0	0

Sub-Total	668,226	1,107,576	2,124,784	0	3,900,586	83,528	8,483	99,692	3,708,883
Remainder	0	0	0	0	0	0	0	0	0
Total Future	668,226	1,107,576	2,124,784	0	3,900,586	83,528	8,483	99,692	3,708,883

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	192,445	18,888	0	0	211,333	1,673,315	1,673,315	1,634,921
2013	289,988	18,286	0	0	308,273	1,515,962	3,189,276	1,391,156
2014	0	0	278,571	0	278,571	-278,571	2,910,705	-221,067

Sub-Total	482,433	37,174	278,571	0	798,177	2,910,705		2,805,011
Remainder	0	0	0	0	0	0	2,910,705	0
Total Future	482,433	37,174	278,571	0	798,177	2,910,705		2,805,011

Life of evaluation is: 1.33 years.

Final production rate: 100.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 84

BRETON SOUND BLK 0033, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
CENTURY EXPLORATION N O INCORP - OPERATOR								PROBABLE
SL 17767 #1ST (AQUA) (TEX W7)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37142857	0.28389524	0.28389524	0.28389524	112.71	59.21	3.15	8.00%	747,550
FINAL	0.37142857	0.28389524	0.28389524	0.28389524	112.71	59.21	3.15	10.00%	720,719
REMARKS	OPEX INCLUDES COMPRESSOR SPACE USAGE FEE. INCREMENTAL PROBABLE RESERVES.							15.00%	658,111
								20.00%	601,369
								25.00%	549,904

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	112.71	59.21	3.15
2013	1	783	6,724	199	222	1,432	52	112.71	59.21	3.15
2014	1	2,037	26,004	769	578	5,537	199	112.71	59.21	3.15
2015	1	312	7,573	224	89	1,613	58	112.71	59.21	3.15

Sub-Total		3,133	40,301	1,192	889	8,581	309	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,133	40,301	1,192	889	8,581	309	112.71	59.21	3.15

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 8.69%
Ultimate		3,133	40,301	1,192

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	25,060	84,771	162,626	0	272,457	3,132	649	7,630	261,045
2014	65,192	327,849	628,948	0	1,021,989	8,149	2,511	29,510	981,819
2015	9,991	95,483	183,175	0	288,649	1,249	731	8,594	278,075

Sub-Total	100,242	508,103	974,749	0	1,583,095	12,530	3,891	45,734	1,520,939
Remainder	0	0	0	0	0	0	0	0	0
Total Future	100,242	508,103	974,749	0	1,583,095	12,530	3,891	45,734	1,520,939

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	64,911	2,617	0	0	67,528	193,516	193,516	167,912
2014	365,152	9,843	0	0	374,995	606,824	800,341	502,274
2015	209,367	2,788	0	0	212,155	65,919	866,260	50,532

Sub-Total	639,431	15,248	0	0	654,679	866,260		720,719
Remainder	0	0	0	0	0	0	866,260	0
Total Future	639,431	15,248	0	0	654,679	866,260		720,719

Life of evaluation is: 3.00 years.

Final production rate: 31.837 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 85

BRETON SOUND BLK 0033, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
CENTURY EXPLORATION N O INCORP - OPERATOR								POSSIBLE
SL 17767 #1ST (AQUA) (TEX W7)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37142857	0.28389524	0.28389524	0.28389524	112.71	59.21	3.15	8.00%	709,857
FINAL	0.37142857	0.28389524	0.28389524	0.28389524	112.71	59.21	3.15	10.00%	681,842
REMARKS	OPEX INCLUDES COMPRESSOR SPACE USAGE FEE. INCREMENTAL POSSIBLE RESERVES.							15.00%	617,272
								20.00%	559,746
								25.00%	508,416

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	812	5,490	162	230	1,169	42	112.71	59.21	3.15
2014	0	742	9,966	295	211	2,122	76	112.71	59.21	3.15
2015	1	482	15,081	446	137	3,211	116	112.71	59.21	3.15
2016	1	16	725	21	5	154	6	112.71	59.21	3.15

Sub-Total		2,052	31,262	925	582	6,656	240	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		2,052	31,262	925	582	6,656	240	112.71	59.21	3.15

Cumulative						(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 8.69%
Ultimate		2,052	31,262	925

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	25,966	69,210	132,773	0	227,949	3,246	530	6,230	217,944
2014	23,739	125,645	241,038	0	390,421	2,967	962	11,309	375,182
2015	15,431	190,140	364,765	0	570,336	1,929	1,456	17,114	549,837
2016	511	9,146	17,545	0	27,202	64	70	823	26,245

Sub-Total	65,646	394,140	756,122	0	1,215,908	8,206	3,019	35,476	1,169,207
Remainder	0	0	0	0	0	0	0	0	0
Total Future	65,646	394,140	756,122	0	1,215,908	8,206	3,019	35,476	1,169,207

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	6,182	2,185	0	0	8,367	209,577	209,577	187,294
2014	11,087	3,761	0	0	14,848	360,334	569,911	295,109
2015	278,854	5,513	0	0	284,367	265,469	835,380	198,878
2016	25,183	263	0	0	25,447	798	836,179	562

Sub-Total	321,307	11,722	0	0	333,029	836,179		681,842
Remainder	0	0	0	0	0	0	836,179	0
Total Future	321,307	11,722	0	0	333,029	836,179		681,842

Life of evaluation is: 3.54 years.

Final production rate: 43.129 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 86

FIELD SUMMARY
BRETON SOUND BLK 0034/0035								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-3,379,802
FINAL								10.00%	-3,238,753
REMARKS								15.00%	-2,919,634
								20.00%	-2,642,687
								25.00%	-2,401,740

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		572,636	0	10,949
Ultimate		572,636	0	10,949

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	764,030	0	764,030	-764,030	-764,030	-726,844
2013	0	0	720,000	0	720,000	-720,000	-1,484,030	-651,797
2014	0	0	0	0	0	0	-1,484,030	0
2015	0	0	2,550,000	0	2,550,000	-2,550,000	-4,034,030	-1,860,112

Sub-Total	0	0	4,034,030	0	4,034,030	-4,034,030		-3,238,753
Remainder	0	0	0	0	0	0	-4,034,030	0
Total Future	0	0	4,034,030	0	4,034,030	-4,034,030		-3,238,753
Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 87

BRETON SOUND BLK 0034/0035, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
PXP LOUISIANA LIMITED LIABILIT - OPERATOR								PROVED
SL 14216 1 (ZEUS) (TEX W7)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.90000000							8.00%	-664,857
FINAL	0.90000000							10.00%	-651,797
REMARKS	WELL IS PRODUCING AT UNECONOMIC RATES. ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN 2013.							15.00%	-620,349
								20.00%	-590,539
								25.00%	-562,274

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		572,636	0	10,949		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.60%
Ultimate		572,636	0	10,949

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	720,000	0	720,000	-720,000	-720,000	-651,797

Sub-Total	0	0	720,000	0	720,000	-720,000		-651,797
Remainder	0	0	0	0	0	0	-720,000	0
Total Future	0	0	720,000	0	720,000	-720,000		-651,797

Life of evaluation is: 0.00 years.

Final production rate: 14.751 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 88

BRETON SOUND BLK 0034/0035, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
PXP LOUISIANA LIMITED LIABILIT - OPERATOR								PROVED
P/F ABANDONMENT BS 0034/0035 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.45000000							8.00%	-2,714,945
FINAL	0.45000000							10.00%	-2,586,956
REMARKS	ABANDONMENT FOR ALPHA, AURIGA, AND MAGELLAN SHOWN IN 2012. ABANDONMENT FOR PLATFORM, PIPELINE AND SQUID SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF FIELD LIFE FOR BS 45. VARIOUS WI FOR ABANDONMENT.							15.00%	-2,299,284
	.							20.00%	-2,052,149
								25.00%	-1,839,466

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	764,030	0	764,030	-764,030	-764,030	-726,844
2013	0	0	0	0	0	0	-764,030	0
2014	0	0	0	0	0	0	-764,030	0
2015	0	0	2,550,000	0	2,550,000	-2,550,000	-3,314,030	-1,860,112

Sub-Total	0	0	3,314,030	0	3,314,030	-3,314,030		-2,586,956
Remainder	0	0	0	0	0	0	-3,314,030	0
Total Future	0	0	3,314,030	0	3,314,030	-3,314,030		-2,586,956

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 89

FIELD SUMMARY
BRETON SOUND BLK 0045								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-50,035
FINAL								10.00%	-27,231
REMARKS								15.00%	22,849
								20.00%	64,290
								25.00%	98,458

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,284	693	20	3,251	204	7	112.71	59.21	3.15
2013	1	11,851	1,012	30	4,651	298	11	112.71	59.21	3.15
2014	1	5,451	476	14	2,140	140	5	112.71	59.21	3.15
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		25,586	2,182	64	10,042	642	23	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25,586	2,182	64	10,042	642	23	112.71	59.21	3.15

Cumulative		245,730	547	496
Ultimate		271,316	2,728	560

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	366,451	12,086	23,186	0	401,723	45,806	103	1,088	354,726
2013	524,252	17,638	33,835	0	575,725	65,531	150	1,588	508,456
2014	241,150	8,305	15,932	0	265,386	30,144	70	747	234,425
2015	0	0	0	0	0	0	0	0	0

Sub-Total	1,131,852	38,029	72,953	0	1,242,834	141,481	323	3,423	1,097,607
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,131,852	38,029	72,953	0	1,242,834	141,481	323	3,423	1,097,607

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	153,445	3,548	0	0	156,993	197,734	197,734	193,145
2013	302,609	5,086	0	0	307,696	200,760	398,494	183,297
2014	198,317	2,345	0	0	200,662	33,763	432,257	28,421
2015	0	0	592,351	0	592,351	-592,351	-160,094	-432,094

Sub-Total	654,371	10,979	592,351	0	1,257,701	-160,094		-27,231
Remainder	0	0	0	0	0	0	-160,094	0
Total Future	654,371	10,979	592,351	0	1,257,701	-160,094		-27,231

Life of summary is: 2.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 90

BRETON SOUND BLK 0045, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CENTURY EXPLORATION N O INCORP - OPERATOR								PROVED
SL 17689 1 (#3) (PERSEUS 2) (CIB CARST)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.39250000	0.39250000	0.39250000	112.71	59.21	3.15	8.00%	215,902
FINAL	0.50000000	0.39250000	0.39250000	0.39250000	112.71	59.21	3.15	10.00%	222,499
REMARKS	OPEX INCLUDES COMPRESSOR SPACE USAGE FEE. ABANDONMENT SHOWN AS DEVELOPMENT COST AT END OF WELL LIFE.							15.00%	236,347
								20.00%	246,930
								25.00%	254,801

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,284	693	20	3,251	204	7	112.71	59.21	3.15
2013	1	11,851	1,012	30	4,651	298	11	112.71	59.21	3.15
2014	1	5,451	476	14	2,140	140	5	112.71	59.21	3.15
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		25,586	2,182	64	10,042	642	23	112.71	59.21	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25,586	2,182	64	10,042	642	23	112.71	59.21	3.15

Cumulative		245,730	547	496		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 7.77%
Ultimate		271,316	2,728	560

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	366,451	12,086	23,186	0	401,723	45,806	103	1,088	354,726
2013	524,252	17,638	33,835	0	575,725	65,531	150	1,588	508,456
2014	241,150	8,305	15,932	0	265,386	30,144	70	747	234,425
2015	0	0	0	0	0	0	0	0	0

Sub-Total	1,131,852	38,029	72,953	0	1,242,834	141,481	323	3,423	1,097,607
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,131,852	38,029	72,953	0	1,242,834	141,481	323	3,423	1,097,607

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	153,445	3,548	0	0	156,993	197,734	197,734	193,145
2013	302,609	5,086	0	0	307,696	200,760	398,494	183,297
2014	198,317	2,345	0	0	200,662	33,763	432,257	28,421
2015	0	0	250,000	0	250,000	-250,000	182,257	-182,364

Sub-Total	654,371	10,979	250,000	0	915,350	182,257		222,499
Remainder	0	0	0	0	0	0	182,257	0
Total Future	654,371	10,979	250,000	0	915,350	182,257		222,499

Life of evaluation is: 2.17 years.

Final production rate: 584 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 91

BRETON SOUND BLK 0045, PLAQUEMINES PARISH, LOUISIANA								OIL LEASE
CENTURY EXPLORATION N O INCORP - OPERATOR								PROVED
P/F ABANDONMENT BS 0045 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.17700000							8.00%	-265,938
FINAL	0.17700000							10.00%	-249,730
REMARKS	OPEX INCLUDES COMPRESSOR SPACE USAGE FEE. ABANDONMENT SHOWN AS DEVELOPMENT COST AT END OF WELL LIFE.							15.00%	-213,498
								20.00%	-182,640
								25.00%	-156,343

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	342,351	0	342,351	-342,351	-342,351	-249,730

Sub-Total	0	0	342,351	0	342,351	-342,351		-249,730
Remainder	0	0	0	0	0	0	-342,351	0
Total Future	0	0	342,351	0	342,351	-342,351		-249,730

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 92

FIELD SUMMARY
CLARA NORTH								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	304,020
FINAL								10.00%	289,421
REMARKS								15.00%	257,787
								20.00%	231,820
								25.00%	210,262

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	33,302	0	146	516	0	2	95.67	0.00	3.15
2013	2	55,930	0	245	867	0	4	95.67	0.00	3.15
2014	2	44,738	0	195	694	0	3	95.67	0.00	3.15
2015	2	35,792	0	156	555	0	2	95.67	0.00	3.15
2016	2	28,710	0	125	446	0	2	95.67	0.00	3.15
2017	2	22,908	0	100	356	0	2	95.67	0.00	3.15
2018	2	18,338	0	80	285	0	1	95.67	0.00	3.15
2019	2	14,682	0	64	228	0	1	95.67	0.00	3.15
2020	2	11,786	0	51	183	0	1	95.67	0.00	3.15
2021	1	6,689	0	21	106	0	0	95.67	0.00	3.15
2022	1	3,596	0	11	57	0	0	95.67	0.00	3.15
2023	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		276,470	0	1,193	4,294	0	18	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		276,470	0	1,193	4,294	0	18	95.67	0.00	3.15

Cumulative		2,610,280	0	11,171
Ultimate		2,886,750	0	12,364

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	49,366	0	7,014	0	56,381	2,985	0	432	52,964
2013	82,941	0	11,771	0	94,712	5,015	0	725	88,972
2014	66,378	0	9,405	0	75,783	4,013	0	579	71,191
2015	53,132	0	7,516	0	60,648	3,212	0	463	56,973
2016	42,642	0	6,022	0	48,663	2,578	0	371	45,714
2017	34,041	0	4,798	0	38,839	2,058	0	296	36,486
2018	27,263	0	3,836	0	31,099	1,648	0	236	29,214
2019	21,839	0	3,067	0	24,905	1,320	0	189	23,396
2020	17,539	0	2,458	0	19,997	1,060	0	151	18,786
2021	10,187	0	1,071	0	11,258	616	0	66	10,576
2022	5,475	0	576	0	6,051	331	0	35	5,685
2023	0	0	0	0	0	0	0	0	0

Sub-Total	410,803	0	57,535	0	468,338	24,837	0	3,543	439,957
Remainder	0	0	0	0	0	0	0	0	0
Total Future	410,803	0	57,535	0	468,338	24,837	0	3,543	439,957

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	2,431	1,128	0	0	3,558	49,406	49,406	48,205
2013	4,862	1,894	0	0	6,756	82,216	131,622	74,566
2014	4,862	1,516	0	0	6,377	64,813	196,435	53,215
2015	4,862	1,213	0	0	6,075	50,898	247,333	37,833
2016	4,862	973	0	0	5,835	39,879	287,213	26,832
2017	4,862	777	0	0	5,639	30,847	318,060	18,787
2018	4,862	622	0	0	5,484	23,731	341,791	13,085
2019	4,862	498	0	0	5,360	18,036	359,827	9,004
2020	4,862	400	0	0	5,262	13,524	373,351	6,112
2021	2,554	225	3,846	0	6,625	3,951	377,302	1,696
2022	1,611	121	0	0	1,732	3,953	381,255	1,488
2023	0	0	4,257	0	4,257	-4,257	376,998	-1,404

Sub-Total	45,490	9,367	8,103	0	62,960	376,998		289,421
Remainder	0	0	0	0	0	0	376,998	0
Total Future	45,490	9,367	8,103	0	62,960	376,998		289,421

Life of summary is: 10.14 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 93

CLARA NORTH, WAYNE COUNTY, MISSISSIPPI								GAS LEASE
TWISTER GAS SERVICES - OPERATOR								PROVED
CLAY 11-A (UPPER JURASSIC GAS)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.01922860	0.01469000		0.01469000	95.67		3.15	8.00%	94,747
FINAL	0.01922860	0.01469000		0.01469000	95.67		3.15	10.00%	90,750
REMARKS	ABANDONMENT SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF WELL LIFE.							15.00%	81,898
								20.00%	74,430
								25.00%	68,086

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	11,477	0	76	169	0	1	95.67	0.00	3.15
2013	1	19,003	0	127	279	0	2	95.67	0.00	3.15
2014	1	14,907	0	100	219	0	1	95.67	0.00	3.15
2015	1	11,694	0	79	172	0	1	95.67	0.00	3.15
2016	1	9,196	0	63	135	0	1	95.67	0.00	3.15
2017	1	7,192	0	49	106	0	1	95.67	0.00	3.15
2018	1	5,641	0	39	83	0	1	95.67	0.00	3.15
2019	1	4,426	0	31	65	0	0	95.67	0.00	3.15
2020	1	3,480	0	24	51	0	0	95.67	0.00	3.15
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		87,016	0	588	1,278	0	9	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		87,016	0	588	1,278	0	9	95.67	0.00	3.15

Cumulative		1,542,539	0	7,965
Ultimate		1,629,555	0	8,553

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	16,130	0	3,518	0	19,649	975	0	217	18,457
2013	26,707	0	5,856	0	32,563	1,615	0	361	30,588
2014	20,950	0	4,627	0	25,578	1,267	0	285	24,026
2015	16,435	0	3,656	0	20,091	994	0	225	18,872
2016	12,924	0	2,896	0	15,819	781	0	178	14,860
2017	10,107	0	2,281	0	12,388	611	0	140	11,636
2018	7,928	0	1,802	0	9,731	479	0	111	9,140
2019	6,220	0	1,424	0	7,644	376	0	88	7,180
2020	4,891	0	1,128	0	6,019	296	0	69	5,654
2021	0	0	0	0	0	0	0	0	0

Sub-Total	122,292	0	27,189	0	149,480	7,394	0	1,674	140,412
Remainder	0	0	0	0	0	0	0	0	0
Total Future	122,292	0	27,189	0	149,480	7,394	0	1,674	140,412

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	1,154	393	0	0	1,547	16,910	16,910	16,500
2013	2,307	651	0	0	2,959	27,629	44,539	25,063
2014	2,307	512	0	0	2,819	21,207	65,746	17,416
2015	2,307	402	0	0	2,709	16,163	81,909	12,017
2016	2,307	316	0	0	2,624	12,236	94,145	8,235
2017	2,307	248	0	0	2,555	9,081	103,226	5,533
2018	2,307	195	0	0	2,502	6,638	109,864	3,662
2019	2,307	153	0	0	2,460	4,720	114,584	2,357
2020	2,307	120	0	0	2,428	3,226	117,809	1,459
2021	0	0	3,846	0	3,846	-3,846	113,963	-1,493

Sub-Total	19,613	2,990	3,846	0	26,449	113,963		90,750
Remainder	0	0	0	0	0	0	113,963	0
Total Future	19,613	2,990	3,846	0	26,449	113,963		90,750

Life of evaluation is: 8.50 years.

Final production rate: 1.797 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 94

CLARA NORTH, WAYNE COUNTY, MISSISSIPPI								GAS LEASE
TWISTER GAS SERVICES - OPERATOR								PROVED
MOZINGO 1 (UPPER JURASSIC GAS)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.02128570	0.01591781		0.01591781	95.67		3.15	8.00%	209,273
FINAL	0.02128570	0.01591781		0.01591781	95.67		3.15	10.00%	198,671
REMARKS	ABANDONMENT SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF WELL LIFE.							15.00%	175,889
								20.00%	157,390
								25.00%	142,176

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	21,825	0	70	347	0	1	95.67	0.00	3.15
2013	1	36,927	0	118	588	0	2	95.67	0.00	3.15
2014	1	29,830	0	95	475	0	2	95.67	0.00	3.15
2015	1	24,098	0	77	384	0	1	95.67	0.00	3.15
2016	1	19,515	0	62	311	0	1	95.67	0.00	3.15
2017	1	15,717	0	50	250	0	1	95.67	0.00	3.15
2018	1	12,696	0	41	202	0	1	95.67	0.00	3.15
2019	1	10,256	0	33	163	0	1	95.67	0.00	3.15
2020	1	8,306	0	27	132	0	0	95.67	0.00	3.15
2021	1	6,689	0	21	106	0	0	95.67	0.00	3.15
2022	1	3,596	0	11	57	0	0	95.67	0.00	3.15
2023	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		189,454	0	605	3,016	0	10	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		189,454	0	605	3,016	0	10	95.67	0.00	3.15

Cumulative		1,067,741	0	3,206
Ultimate		1,257,195	0	3,811

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	33,236	0	3,496	0	36,732	2,009	0	215	34,507
2013	56,234	0	5,915	0	62,149	3,400	0	364	58,385
2014	45,427	0	4,778	0	50,205	2,747	0	294	47,165
2015	36,697	0	3,860	0	40,557	2,219	0	238	38,101
2016	29,718	0	3,126	0	32,844	1,797	0	193	30,854
2017	23,934	0	2,517	0	26,452	1,447	0	155	24,849
2018	19,335	0	2,034	0	21,368	1,169	0	125	20,074
2019	15,619	0	1,643	0	17,262	944	0	101	16,216
2020	12,648	0	1,330	0	13,979	765	0	82	13,132
2021	10,187	0	1,071	0	11,258	616	0	66	10,576
2022	5,475	0	576	0	6,051	331	0	35	5,685
2023	0	0	0	0	0	0	0	0	0

Sub-Total	288,511	0	30,346	0	318,857	17,443	0	1,869	299,545
Remainder	0	0	0	0	0	0	0	0	0
Total Future	288,511	0	30,346	0	318,857	17,443	0	1,869	299,545

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	1,277	735	0	0	2,012	32,496	32,496	31,705
2013	2,554	1,243	0	0	3,797	54,587	87,083	49,503
2014	2,554	1,004	0	0	3,558	43,606	130,689	35,799
2015	2,554	811	0	0	3,365	34,735	165,425	25,816
2016	2,554	657	0	0	3,211	27,643	193,068	18,597
2017	2,554	529	0	0	3,083	21,766	214,834	13,255
2018	2,554	427	0	0	2,982	17,092	231,926	9,423
2019	2,554	345	0	0	2,900	13,317	245,243	6,647
2020	2,554	280	0	0	2,834	10,298	255,541	4,653
2021	2,554	225	0	0	2,779	7,797	263,338	3,189
2022	1,611	121	0	0	1,732	3,953	267,291	1,488
2023	0	0	4,257	0	4,257	-4,257	263,034	-1,404

Sub-Total	25,877	6,377	4,257	0	36,511	263,034		198,671
Remainder	0	0	0	0	0	0	263,034	0
Total Future	25,877	6,377	4,257	0	36,511	263,034		198,671

Life of evaluation is: 10.14 years.

Final production rate: 1.394 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 95

FIELD SUMMARY
EAST CAMERON BLOCK 033								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-5,463,371
FINAL								10.00%	-5,320,890
REMARKS								15.00%	-4,984,274
								20.00%	-4,673,706
								25.00%	-4,386,957

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	1,246	0	415	422	0	106	112.69	0.00	3.29
2013	1	491	0	164	161	0	41	112.69	0.00	3.29
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,736	0	579	583	0	147	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,736	0	579	583	0	147	112.69	0.00	3.29

Cumulative		184,050	0	29,591
Ultimate		185,787	0	30,170

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	47,533	0	349,579	0	397,112	0	0	0	397,112
2013	18,147	0	135,437	0	153,584	0	0	0	153,584
2014	0	0	0	0	0	0	0	0	0

Sub-Total	65,681	0	485,015	0	550,696	0	0	0	550,696
Remainder	0	0	0	0	0	0	0	0	0
Total Future	65,681	0	485,015	0	550,696	0	0	0	550,696

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	299,954	0	1,849,693	0	2,149,647	-1,752,535	-1,752,535	-1,664,428
2013	147,423	0	892,041	0	1,039,464	-885,880	-2,638,415	-762,414
2014	0	0	3,443,909	0	3,443,909	-3,443,909	-6,082,324	-2,894,048

Sub-Total	447,377	0	6,185,643	0	6,633,020	-6,082,324		-5,320,890
Remainder	0	0	0	0	0	0	-6,082,324	0
Total Future	447,377	0	6,185,643	0	6,633,020	-6,082,324		-5,320,890

Life of summary is: 0.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 96

FIELD SUMMARY
EAST CAMERON BLOCK 033								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	25,111
FINAL								10.00%	24,871
REMARKS								15.00%	24,285
								20.00%	23,717
								25.00%	23,167

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas(MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	12	0	20	2	0	4	112.69	0.00	3.29
2013	0	13	0	21	3	0	4	112.69	0.00	3.29

Sub-Total		25	0	40	5	0	8	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25	0	40	5	0	8	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		25	0	40

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	268	0	12,355	0	12,622	0	0	0	12,622
2013	307	0	13,177	0	13,484	0	0	0	13,484

Sub-Total	575	0	25,532	0	26,107	0	0	0	26,107
Remainder	0	0	0	0	0	0	0	0	0
Total Future	575	0	25,532	0	26,107	0	0	0	26,107

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3	0	0	0	3	12,619	12,619	12,214
2013	4	0	0	0	4	13,480	26,099	12,657

Sub-Total	7	0	0	0	7	26,099		24,871
Remainder	0	0	0	0	0	0	26,099	0
Total Future	7	0	0	0	7	26,099		24,871

Life of summary is: 0.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 97

FIELD SUMMARY
EAST CAMERON BLOCK 033								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	25,111
FINAL								10.00%	24,871
REMARKS								15.00%	24,285
								20.00%	23,717
								25.00%	23,167

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	12	0	20	2	0	4	112.69	0.00	3.29
2013	0	13	0	21	3	0	4	112.69	0.00	3.29

Sub-Total		25	0	40	5	0	8	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25	0	40	5	0	8	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		25	0	40

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	268	0	12,355	0	12,622	0	0	0	12,622
2013	307	0	13,177	0	13,484	0	0	0	13,484

Sub-Total	575	0	25,532	0	26,107	0	0	0	26,107
Remainder	0	0	0	0	0	0	0	0	0
Total Future	575	0	25,532	0	26,107	0	0	0	26,107

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3	0	0	0	3	12,619	12,619	12,214
2013	4	0	0	0	4	13,480	26,099	12,657

Sub-Total	7	0	0	0	7	26,099		24,871
Remainder	0	0	0	0	0	0	26,099	0
Total Future	7	0	0	0	7	26,099		24,871
Life of summary is: 0.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 98

FIELD SUMMARY
EAST CAMERON BLOCK 033								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 99

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02127 #A-05 (KN-A11)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25160000	0.20338000		0.20338000	112.69		3.29	8.00%	29,631
FINAL	0.25160000	0.20338000		0.20338000	112.69		3.29	10.00%	29,495
REMARKS								15.00%	29,161
								20.00%	28,833
								25.00%	28,512

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	465	0	155	95	0	30	112.69	0.00	3.29
2013	0	207	0	69	42	0	13	112.69	0.00	3.29

Sub-Total		672	0	224	137	0	43	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		672	0	224	137	0	43	112.69	0.00	3.29

Cumulative		78,088	0	16,735		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		78,760	0	16,959

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	10,657	0	97,889	0	108,546	0	0	0	108,546
2013	4,749	0	43,622	0	48,371	0	0	0	48,371

Sub-Total	15,406	0	141,510	0	156,917	0	0	0	156,917
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,406	0	141,510	0	156,917	0	0	0	156,917

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	80,434	0	0	0	80,434	28,112	28,112	27,535
2013	46,297	0	0	0	46,297	2,074	30,187	1,961

Sub-Total	126,730	0	0	0	126,730	30,187		29,495
Remainder	0	0	0	0	0	0	30,187	0
Total Future	126,730	0	0	0	126,730	30,187		29,495

Life of evaluation is: 0.75 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 100

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 02127 #A-05 (KN-A11)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25160000	0.20338000		0.20338000	112.69		3.29	8.00%	5,624
FINAL	0.25160000	0.20338000		0.20338000	112.69		3.29	10.00%	5,570
REMARKS	INCREMENTAL PROBABLE RESERVES							15.00%	5,436
								20.00%	5,307
								25.00%	5,182

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	12	0	4	2	0	1	112.69	0.00	3.29
2013	0	13	0	4	3	0	1	112.69	0.00	3.29

Sub-Total		25	0	8	5	0	2	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25	0	8	5	0	2	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		25	0	8

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	268	0	2,459	0	2,727	0	0	0	2,727
2013	307	0	2,822	0	3,130	0	0	0	3,130

Sub-Total	575	0	5,281	0	5,856	0	0	0	5,856
Remainder	0	0	0	0	0	0	0	0	0
Total Future	575	0	5,281	0	5,856	0	0	0	5,856

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3	0	0	0	3	2,723	2,723	2,635
2013	4	0	0	0	4	3,126	5,849	2,935

Sub-Total	7	0	0	0	7	5,849		5,570
Remainder	0	0	0	0	0	0	5,849	0
Total Future	7	0	0	0	7	5,849		5,570

Life of evaluation is: 0.75 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 101

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02127 #D-1ST (LE)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25160000			0.20338000			3.29	8.00%	14,976
FINAL	0.25160000			0.20338000			3.29	10.00%	14,914
REMARKS								15.00%	14,761
								20.00%	14,612
								25.00%	14,465

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	130	0	0	25	0.00	0.00	3.29
2013	1	0	0	48	0	0	9	0.00	0.00	3.29

Sub-Total		0	0	177	0	0	34	0.00	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	177	0	0	34	0.00	0.00	3.29

Cumulative		0	0	184		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		0	0	361

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	81,850	0	81,850	0	0	0	81,850
2013	0	0	30,108	0	30,108	0	0	0	30,108

Sub-Total	0	0	111,958	0	111,958	0	0	0	111,958
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	111,958	0	111,958	0	0	0	111,958

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	67,384	0	0	0	67,384	14,467	14,467	14,193
2013	29,345	0	0	0	29,345	763	15,230	721

Sub-Total	96,729	0	0	0	96,729	15,230		14,914
Remainder	0	0	0	0	0	0	15,230	0
Total Future	96,729	0	0	0	96,729	15,230		14,914

Life of evaluation is: 0.75 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 102

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 02127 #D-1ST (LE)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25160000			0.20338000			3.29	8.00%	19,486
FINAL	0.25160000			0.20338000			3.29	10.00%	19,301
REMARKS								15.00%	18,849
								20.00%	18,410
								25.00%	17,985

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	16	0	0	3	0.00	0.00	3.29
2013	0	0	0	16	0	0	3	0.00	0.00	3.29

Sub-Total		0	0	32	0	0	6	0.00	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	32	0	0	6	0.00	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		0	0	32

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

2012	0	0	9,896	0	9,896	0	0	0	9,896
2013	0	0	10,355	0	10,355	0	0	0	10,355

Sub-Total	0	0	20,250	0	20,250	0	0	0	20,250
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	20,250	0	20,250	0	0	0	20,250

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	9,896	9,896	9,579
2013	0	0	0	0	0	10,355	20,250	9,722

Sub-Total	0	0	0	0	0	20,250		19,301
Remainder	0	0	0	0	0	0	20,250	0
Total Future	0	0	0	0	0	20,250		19,301

Life of evaluation is: 0.75 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 103

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 02127 #D-1ST (LA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50312510							8.00%	0
FINAL	0.50312510							10.00%	0
REMARKS	RECOMPLETION OCCURS AFTER ECONOMIC FIELD LIFE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.75 years.

Final production rate: 45.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 104

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02127 #D-3 (IO A4)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.50312500							8.00%	0
FINAL	0.50312500							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		102,115	0	12,180		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		102,115	0	12,180

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 105

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02127 #D-4 (LKRD4)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50312500	0.41927080		0.41927080	112.69		3.30	8.00%	56,899
FINAL	0.50312500	0.41927080		0.41927080	112.69		3.30	10.00%	56,653
REMARKS								15.00%	56,047
								20.00%	55,454
								25.00%	54,872

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	781	0	130	327	0	51	112.69	0.00	3.30
2013	0	284	0	47	119	0	19	112.69	0.00	3.30

Sub-Total		1,064	0	177	446	0	70	112.69	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,064	0	177	446	0	70	112.69	0.00	3.30

Cumulative		3,847	0	492		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 5.60%
Ultimate		4,911	0	670

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	36,876	0	169,840	0	206,716	0	0	0	206,716
2013	13,398	0	61,707	0	75,105	0	0	0	75,105

Sub-Total	50,274	0	231,547	0	281,821	0	0	0	281,821
Remainder	0	0	0	0	0	0	0	0	0
Total Future	50,274	0	231,547	0	281,821	0	0	0	281,821

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	152,137	0	0	0	152,137	54,579	54,579	53,511
2013	71,781	0	0	0	71,781	3,324	57,903	3,142

Sub-Total	223,918	0	0	0	223,918	57,903		56,653
Remainder	0	0	0	0	0	0	57,903	0
Total Future	223,918	0	0	0	223,918	57,903		56,653

Life of evaluation is: 0.75 years.

Final production rate: 6.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 106

EAST CAMERON BLOCK 033, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT EC033 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50312500							8.00%	-5,564,877
FINAL	0.50312500							10.00%	-5,421,953
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS. VARIOUS WI FOR ABANDONMENT.							15.00%	-5,084,243
								20.00%	-4,772,604
								25.00%	-4,484,805

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

Year	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

Year	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	1,849,693	0	1,849,693	-1,849,693	-1,849,693	-1,759,667
2013	0	0	892,041	0	892,041	-892,041	-2,741,734	-768,238
2014	0	0	3,443,909	0	3,443,909	-3,443,909	-6,185,643	-2,894,048

Sub-Total	0	0	6,185,643	0	6,185,643	-6,185,643		-5,421,953
Remainder	0	0	0	0	0	0	-6,185,643	0
Total Future	0	0	6,185,643	0	6,185,643	-6,185,643		-5,421,953

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 107

FIELD SUMMARY
EAST CAMERON BLOCK 286								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-2,756,996
FINAL								10.00%	-2,722,809
REMARKS								15.00%	-2,639,918
								20.00%	-2,560,538
								25.00%	-2,484,470

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	2,500,000	0	2,500,000	-2,500,000	-2,500,000	-2,378,323
2013	0	0	400,000	0	400,000	-400,000	-2,900,000	-344,486

Sub-Total	0	0	2,900,000	0	2,900,000	-2,900,000		-2,722,809
Remainder	0	0	0	0	0	0	-2,900,000	0
Total Future	0	0	2,900,000	0	2,900,000	-2,900,000		-2,722,809

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 108

EAST CAMERON BLOCK 286, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT EC 286 (ABAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	-2,756,996
FINAL	1.00000000							10.00%	-2,722,809
REMARKS								15.00%	-2,639,918
	COSTS TO P&A ‘B’ PLATFORM AND KATRINA & RITA HURRICANE RELATED EXPENSES ARE SHOWN AS DEVELOPMENT COSTS IN 2012 & 2013.							20.00%	-2,560,538
								25.00%	-2,484,470

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	2,500,000	0	2,500,000	-2,500,000	-2,500,000	-2,378,323
2013	0	0	400,000	0	400,000	-400,000	-2,900,000	-344,486

Sub-Total	0	0	2,900,000	0	2,900,000	-2,900,000		-2,722,809
Remainder	0	0	0	0	0	0	-2,900,000	0
Total Future	0	0	2,900,000	0	2,900,000	-2,900,000		-2,722,809

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 109

FIELD SUMMARY								PROVED
EAST CAMERON BLOCK 330								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-3,144,876
FINAL								10.00%	-2,952,437
REMARKS								15.00%	-2,550,283
								20.00%	-2,238,737
								25.00%	-1,995,916

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	22,752	0	3	1,321	0	0	95.67	0.00	3.15
2013	2	34,557	0	4	2,009	0	0	95.67	0.00	3.15
2014	2	24,113	0	3	1,404	0	0	95.67	0.00	3.15
2015	2	11,153	0	1	621	0	0	95.67	0.00	3.15
2016	1	6,182	0	1	341	0	0	95.67	0.00	3.15
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		98,757	0	12	5,696	0	1	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		98,757	0	12	5,696	0	1	95.67	0.00	3.15

Cumulative		3,008,214	0	2,097
Ultimate		3,106,971	0	2,109

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	126,402	0	534	0	126,937	0	0	0	126,937
2013	192,232	0	817	0	193,049	0	0	0	193,049
2014	134,367	0	576	0	134,943	0	0	0	134,943
2015	59,381	0	197	0	59,578	0	0	0	59,578
2016	32,577	0	100	0	32,677	0	0	0	32,677
2017	0	0	0	0	0	0	0	0	0

Sub-Total	544,959	0	2,225	0	547,184	0	0	0	547,184
Remainder	0	0	0	0	0	0	0	0	0
Total Future	544,959	0	2,225	0	547,184	0	0	0	547,184

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	1,867,600	0	1,867,600	-1,740,663	-1,740,663	-1,652,818
2013	0	0	0	0	0	193,049	-1,547,614	175,263
2014	0	0	0	0	0	134,943	-1,412,671	110,905
2015	0	0	0	0	0	59,578	-1,353,093	44,478
2016	0	0	0	0	0	32,677	-1,320,416	22,162
2017	0	0	2,833,600	0	2,833,600	-2,833,600	-4,154,016	-1,652,427

Sub-Total	0	0	4,701,200	0	4,701,200	-4,154,016		-2,952,437
Remainder	0	0	0	0	0	0	-4,154,016	0
Total Future	0	0	4,701,200	0	4,701,200	-4,154,016		-2,952,437

Life of summary is: 4.42 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 110

EAST CAMERON BLOCK 330, LOUISIANA								OIL LEASE
SPN RESOURCES LTD - OPERATOR								PROVED
OCS 03540 #B-01ST (G-5)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	ORRI. WELL ESTIMATED TO BE DEPLETED AT AS OF DATE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		94,514	0	91
Ultimate		94,514	0	91

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 111

EAST CAMERON BLOCK 330, LOUISIANA								OIL LEASE
SPN RESOURCES LTD - OPERATOR								PROVED
OCS 03540 #B-10 (G4 A)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.00000000	0.05508000		0.05508000	95.67		3.15	8.00%	321,276
FINAL	0.00000000	0.05508000		0.05508000	95.67		3.15	10.00%	311,957
REMARKS	ORRI.							15.00%	290,519
								20.00%	271,446
								25.00%	254,419

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	14,803	0	1	815	0	0	95.67	0.00	3.15
2013	1	22,187	0	2	1,222	0	0	95.67	0.00	3.15
2014	1	15,194	0	1	837	0	0	95.67	0.00	3.15
2015	1	10,405	0	1	573	0	0	95.67	0.00	3.15
2016	1	6,182	0	1	341	0	0	95.67	0.00	3.15

Sub-Total		68,771	0	6	3,788	0	0	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		68,771	0	6	3,788	0	0	95.67	0.00	3.15

Cumulative		2,816,046	0	1,937
Ultimate		2,884,816	0	1,943

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	78,006	0	240	0	78,246	0	0	0	78,246
2013	116,915	0	360	0	117,275	0	0	0	117,275
2014	80,063	0	247	0	80,309	0	0	0	80,309
2015	54,827	0	169	0	54,996	0	0	0	54,996
2016	32,577	0	100	0	32,677	0	0	0	32,677

Sub-Total	362,387	0	1,117	0	363,503	0	0	0	363,503
Remainder	0	0	0	0	0	0	0	0	0
Total Future	362,387	0	1,117	0	363,503	0	0	0	363,503

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	78,246	78,246	76,368
2013	0	0	0	0	0	117,275	195,521	106,488
2014	0	0	0	0	0	80,309	275,831	66,015
2015	0	0	0	0	0	54,996	330,826	40,924
2016	0	0	0	0	0	32,677	363,503	22,162

Sub-Total	0	0	0	0	0	363,503		311,957
Remainder	0	0	0	0	0	0	363,503	0
Total Future	0	0	0	0	0	363,503		311,957

Life of evaluation is: 4.34 years.

Final production rate: 519 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 112

EAST CAMERON BLOCK 330, LOUISIANA								OIL LEASE
SPN RESOURCES LTD - OPERATOR								PROVED
OCS 03540 #B-12ST (G-5)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.00000000	0.06364120		0.06364120	95.67		3.15	8.00%	168,278
FINAL	0.00000000	0.06364120		0.06364120	95.67		3.15	10.00%	164,735
REMARKS	ORRI.							15.00%	156,368
								20.00%	148,647
								25.00%	141,513

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	7,949	0	1	506	0	0	95.67	0.00	3.15
2013	1	12,370	0	2	787	0	0	95.67	0.00	3.15
2014	1	8,919	0	2	568	0	0	95.67	0.00	3.15
2015	1	748	0	0	48	0	0	95.67	0.00	3.15

Sub-Total		29,986	0	6	1,908	0	0	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		29,986	0	6	1,908	0	0	95.67	0.00	3.15

Cumulative		97,655	0	69
Ultimate		127,641	0	75

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	48,396	0	294	0	48,690	0	0	0	48,690
2013	75,317	0	457	0	75,774	0	0	0	75,774
2014	54,304	0	330	0	54,634	0	0	0	54,634
2015	4,555	0	28	0	4,582	0	0	0	4,582

Sub-Total	182,572	0	1,108	0	183,680	0	0	0	183,680
Remainder	0	0	0	0	0	0	0	0	0
Total Future	182,572	0	1,108	0	183,680	0	0	0	183,680

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	48,690	48,690	47,516
2013	0	0	0	0	0	75,774	124,464	68,775
2014	0	0	0	0	0	54,634	179,098	44,890
2015	0	0	0	0	0	4,582	183,680	3,553

Sub-Total	0	0	0	0	0	183,680		164,735
Remainder	0	0	0	0	0	0	183,680	0
Total Future	0	0	0	0	0	183,680		164,735

Life of evaluation is: 2.60 years.

Final production rate: 608 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 113

EAST CAMERON BLOCK 330, LOUISIANA								OIL LEASE
SPN RESOURCES LTD - OPERATOR								PROVED
P/F ABANDONMENT EC 330 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.64400000							8.00%	-3,634,430
FINAL	0.64400000							10.00%	-3,429,129
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR AFTER FIELD LIFE. HURRICANE RELATED EXPENSES ARE SHOWN AS DEVELOPMENT COSTS. CLIENT OWNS ORRI IN THE PRODUCING WELLS & WI IN THE P&A LIABILITY.							15.00%	-2,997,171
								20.00%	-2,658,831
								25.00%	-2,391,848

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	1,867,600	0	1,867,600	-1,867,600	-1,867,600	-1,776,703
2013	0	0	0	0	0	0	-1,867,600	0
2014	0	0	0	0	0	0	-1,867,600	0
2015	0	0	0	0	0	0	-1,867,600	0
2016	0	0	0	0	0	0	-1,867,600	0
2017	0	0	2,833,600	0	2,833,600	-2,833,600	-4,701,200	-1,652,427

Sub-Total	0	0	4,701,200	0	4,701,200	-4,701,200		-3,429,129
Remainder	0	0	0	0	0	0	-4,701,200	0
Total Future	0	0	4,701,200	0	4,701,200	-4,701,200		-3,429,129

Life of evaluation is: 4.42 years.

Final production rate: 51 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 114

FIELD SUMMARY
EAST CAMERON BLOCK 373 (GB 65)								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-2,374,277
FINAL								10.00%	-2,327,641
REMARKS								15.00%	-2,215,337
								20.00%	-2,108,880
								25.00%	-2,007,943

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		3,223	0	6,819
Ultimate		3,223	0	6,819

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,571,200	0	2,571,200	-2,571,200	-2,571,200	-2,327,641

Sub-Total	0	0	2,571,200	0	2,571,200	-2,571,200		-2,327,641
Remainder	0	0	0	0	0	0	-2,571,200	0
Total Future	0	0	2,571,200	0	2,571,200	-2,571,200		-2,327,641

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 115

EAST CAMERON BLOCK 373 (GB 65), LOUISIANA								GAS LEASE
W & T OFFSHORE - OPERATOR								PROVED
OCS 14391 #04 (4700)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.40000000							8.00%	-2,374,277
FINAL	0.40000000							10.00%	-2,327,641
REMARKS	WELL WATERED OUT. LAST PRODUCTION 6/2011. ABANDONMENT COSTS SHOWN AS DEVELOPMENT COSTS.							15.00%	-2,215,337
								20.00%	-2,108,880
								25.00%	-2,007,943

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		3,223	0	6,819
Ultimate		3,223	0	6,819

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,571,200	0	2,571,200	-2,571,200	-2,571,200	-2,327,641

Sub-Total	0	0	2,571,200	0	2,571,200	-2,571,200		-2,327,641
Remainder	0	0	0	0	0	0	-2,571,200	0
Total Future	0	0	2,571,200	0	2,571,200	-2,571,200		-2,327,641

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 116

FIELD SUMMARY
EUGENE ISLAND BLOCK 026								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL								8.00%	-77,150
FINAL								10.00%	-76,386
REMARKS								15.00%	-74,515
								20.00%	-72,698
								25.00%	-70,932

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	80,294	0	80,294	-80,294	-80,294	-76,386

Sub-Total	0	0	80,294	0	80,294	-80,294		-76,386
Remainder	0	0	0	0	0	0	-80,294	0
Total Future	0	0	80,294	0	80,294	-80,294		-76,386

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 117

EUGENE ISLAND BLOCK 026, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT EI 026 (ABAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-77,150
FINAL	0.50000000							10.00%	-76,386
REMARKS	ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN 2012.							15.00%	-74,515
								20.00%	-72,698
								25.00%	-70,932

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	80,294	0	80,294	-80,294	-80,294	-76,386

Sub-Total	0	0	80,294	0	80,294	-80,294		-76,386
Remainder	0	0	0	0	0	0	-80,294	0
Total Future	0	0	80,294	0	80,294	-80,294		-76,386

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 118

FIELD SUMMARY
EUGENE ISLAND BLOCK 097/108								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-2,414,722
FINAL								10.00%	-2,367,292
REMARKS								15.00%	-2,253,075
								20.00%	-2,144,804
								25.00%	-2,042,148

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		682,852	0	36,496
Ultimate		682,852	0	36,496

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,615,000	0	2,615,000	-2,615,000	-2,615,000	-2,367,292

Sub-Total	0	0	2,615,000	0	2,615,000	-2,615,000		-2,367,292
Remainder	0	0	0	0	0	0	-2,615,000	0
Total Future	0	0	2,615,000	0	2,615,000	-2,615,000		-2,367,292

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 119

EUGENE ISLAND BLOCK 097/108, LOUISIANA								GAS LEASE
DEVON - OPERATOR								PROVED
G-03811 #7 (Q/R SAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.40000000							8.00%	-52,634
FINAL	0.40000000							10.00%	-51,601
REMARKS	ABANDONMENT COST FOR EI 097 IN 2013.							15.00%	-49,111
								20.00%	-46,751
								25.00%	-44,513

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		670,112	0	32,834
Ultimate		670,112	0	32,834

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	57,000	0	57,000	-57,000	-57,000	-51,601

Sub-Total	0	0	57,000	0	57,000	-57,000		-51,601
Remainder	0	0	0	0	0	0	-57,000	0
Total Future	0	0	57,000	0	57,000	-57,000		-51,601

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 120

EUGENE ISLAND BLOCK 097/108, LOUISIANA								GAS LEASE
DEVON - OPERATOR								PROVED
G-17964 #1 (F SAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.38000000							8.00%	-2,362,088
FINAL	0.38000000							10.00%	-2,315,691
REMARKS	ABANDONMENT FOR EI 108 PLATFORM ‘A’ AND FACILITIES SHOWN IN 2013.							15.00%	-2,203,964
								20.00%	-2,098,053
								25.00%	-1,997,634

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		12,740	0	3,662
Ultimate		12,740	0	3,662

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	2,558,000	0	2,558,000	-2,558,000	-2,558,000	-2,315,691

Sub-Total	0	0	2,558,000	0	2,558,000	-2,558,000		-2,315,691
Remainder	0	0	0	0	0	0	-2,558,000	0
Total Future	0	0	2,558,000	0	2,558,000	-2,558,000		-2,315,691

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 121

FIELD SUMMARY
EUGENE ISLAND BLOCK 143								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-1,112,508
FINAL								10.00%	-1,094,186
REMARKS								15.00%	-1,049,916
								20.00%	-1,007,742
								25.00%	-967,555

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		538,395	0	15,440
Ultimate		538,395	0	15,440

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	377,000	0	377,000	-377,000	-377,000	-358,651
2013	0	0	812,500	0	812,500	-812,500	-1,189,500	-735,535

Sub-Total	0	0	1,189,500	0	1,189,500	-1,189,500		-1,094,186
Remainder	0	0	0	0	0	0	-1,189,500	0
Total Future	0	0	1,189,500	0	1,189,500	-1,189,500		-1,094,186

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 122

EUGENE ISLAND BLOCK 143, LOUISIANA								GAS LEASE
WALTER O&G - OPERATOR								PROVED
OCS 17973 #03 (CK-5/CK-4L)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-362,236
FINAL	0.50000000							10.00%	-358,651
REMARKS	WELL WATERED OUT. NO RESERVES. ABANDONMENT COSTS FOR #3 WELL SHOWN AS DEVELOPMENT COSTS.							15.00%	-349,868
								20.00%	-341,335
								25.00%	-333,044

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		421,838	0	11,625
Ultimate		421,838	0	11,625

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	377,000	0	377,000	-377,000	-377,000	-358,651

Sub-Total	0	0	377,000	0	377,000	-377,000		-358,651
Remainder	0	0	0	0	0	0	-377,000	0
Total Future	0	0	377,000	0	377,000	-377,000		-358,651
Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 123

EUGENE ISLAND BLOCK 143, LOUISIANA								GAS LEASE
WALTER OIL & GAS - OPERATOR								PROVED
OCS 17973 #A-01 (CK-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL IS PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		116,557	0	3,815
Ultimate		116,557	0	3,815

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 124

EUGENE ISLAND BLOCK 143, LOUISIANA								GAS LEASE
WALTER OIL & GAS - OPERATOR								PROVED
P/F EXPENSES - EI 143 PV-PD (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-750,272
FINAL	0.50000000							10.00%	-735,535
REMARKS	ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-700,047
								20.00%	-666,407
								25.00%	-634,510

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	812,500	0	812,500	-812,500	-812,500	-735,535

Sub-Total	0	0	812,500	0	812,500	-812,500		-735,535
Remainder	0	0	0	0	0	0	-812,500	0
Total Future	0	0	812,500	0	812,500	-812,500		-735,535

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 125

FIELD SUMMARY
EUGENE ISLAND BLOCK 163								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-914,183
FINAL								10.00%	-896,227
REMARKS								15.00%	-852,986
								20.00%	-811,996
								25.00%	-773,131

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		452,938	0	14,542
Ultimate		452,938	0	14,542

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	990,006	0	990,006	-990,006	-990,006	-896,227

Sub-Total	0	0	990,006	0	990,006	-990,006		-896,227
Remainder	0	0	0	0	0	0	-990,006	0
Total Future	0	0	990,006	0	990,006	-990,006		-896,227

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 126

FIELD SUMMARY
EUGENE ISLAND BLOCK 163								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		-479	0	-26
Ultimate		-479	0	-26

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 127

FIELD SUMMARY
EUGENE ISLAND BLOCK 163								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		40	0	2
Ultimate		40	0	2

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 128

EUGENE ISLAND BLOCK 163, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 17977 #01 (BIG A-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.86087500							8.00%	-914,183
FINAL	0.86087500							10.00%	-896,227
REMARKS	PROVED RATES UNECONOMIC. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COST IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-852,986
								20.00%	-811,996
								25.00%	-773,131

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		452,938	0	14,542
Ultimate		452,938	0	14,542

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	990,006	0	990,006	-990,006	-990,006	-896,227

Sub-Total	0	0	990,006	0	990,006	-990,006		-896,227
Remainder	0	0	0	0	0	0	-990,006	0
Total Future	0	0	990,006	0	990,006	-990,006		-896,227

Life of evaluation is: 0.00 years.

Final production rate: 25.399 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 129

EUGENE ISLAND BLOCK 163, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 17977 #01 (BIG A-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86087500							8.00%	0
FINAL	0.86087500							10.00%	0
REMARKS	INCREMENTAL PROBABLE RESERVES ARE UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		-479	0	-26
Ultimate		-479	0	-26

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 19.548 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 130

EUGENE ISLAND BLOCK 163, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 17977 #01 (BIG A-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86087500							8.00%	0
FINAL	0.86087500							10.00%	0
REMARKS	INCREMENTAL POSSIBLE RESERVES ARE UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		40	0	2
Ultimate		40	0	2

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 20.479 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 131

FIELD SUMMARY
EUGENE ISLAND BLOCK 172								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-2,401,568
FINAL								10.00%	-2,315,986
REMARKS								15.00%	-2,115,159
								20.00%	-1,931,730
								25.00%	-1,764,142

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,203	0	280	349	0	23	111.83	0.00	3.48
2013	1	2,068	0	138	172	0	11	111.83	0.00	3.48
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		6,271	0	418	521	0	35	111.83	0.00	3.48
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		6,271	0	418	521	0	35	111.83	0.00	3.48

Cumulative		165,634	0	10,737
Ultimate		171,905	0	11,155

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	39,060	0	81,047	0	120,107	0	0	0	120,107
2013	19,220	0	39,879	0	59,098	0	0	0	59,098
2014	0	0	0	0	0	0	0	0	0

Sub-Total	58,280	0	120,926	0	179,205	0	0	0	179,205
Remainder	0	0	0	0	0	0	0	0	0
Total Future	58,280	0	120,926	0	179,205	0	0	0	179,205

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	363	0	0	0	363	119,744	119,744	116,342
2013	179	0	0	0	179	58,920	178,664	55,399
2014	0	0	2,955,550	0	2,955,550	-2,955,550	-2,776,886	-2,487,727

Sub-Total	541	0	2,955,550	0	2,956,091	-2,776,886		-2,315,986
Remainder	0	0	0	0	0	0	-2,776,886	0
Total Future	541	0	2,955,550	0	2,956,091	-2,776,886		-2,315,986

Life of summary is: 0.73 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 132

FIELD SUMMARY
EUGENE ISLAND BLOCK 172								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		165,634	0	10,737
Ultimate		165,634	0	10,737

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 133

FIELD SUMMARY
EUGENE ISLAND BLOCK 172								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-2,401,568
FINAL								10.00%	-2,315,986
REMARKS								15.00%	-2,115,159
								20.00%	-1,931,730
								25.00%	-1,764,142

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,203	0	280	349	0	23	111.83	0.00	3.48
2013	1	2,068	0	138	172	0	11	111.83	0.00	3.48
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		6,271	0	418	521	0	35	111.83	0.00	3.48
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		6,271	0	418	521	0	35	111.83	0.00	3.48

Cumulative		0	0	0
Ultimate		6,271	0	418

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	39,060	0	81,047	0	120,107	0	0	0	120,107
2013	19,220	0	39,879	0	59,098	0	0	0	59,098
2014	0	0	0	0	0	0	0	0	0

Sub-Total	58,280	0	120,926	0	179,205	0	0	0	179,205
Remainder	0	0	0	0	0	0	0	0	0
Total Future	58,280	0	120,926	0	179,205	0	0	0	179,205

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	363	0	0	0	363	119,744	119,744	116,342
2013	179	0	0	0	179	58,920	178,664	55,399
2014	0	0	2,955,550	0	2,955,550	-2,955,550	-2,776,886	-2,487,727

Sub-Total	541	0	2,955,550	0	2,956,091	-2,776,886		-2,315,986
Remainder	0	0	0	0	0	0	-2,776,886	0
Total Future	541	0	2,955,550	0	2,956,091	-2,776,886		-2,315,986

Life of summary is: 0.73 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 134

EUGENE ISLAND BLOCK 172, LOUISIANA								GAS LEASE
ROOSTER PETROLEUM LTD - OPERATOR								PROVED
OCS 05494 #A-06 (15 (V))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES TO GWI.							15.00%	0
	MMR ORRI ONLY							20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		165,634	0	10,737
Ultimate		165,634	0	10,737

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 135

EUGENE ISLAND BLOCK 172, LOUISIANA								GAS LEASE
ROOSTER PETROLEUM LTD - OPERATOR								PROVED
OCS 05494 #A-06 (U)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.08310800		0.08310800	111.83		3.48	8.00%	-2,401,568
FINAL	0.00000000	0.08310800		0.08310800	111.83		3.48	10.00%	-2,315,986
REMARKS	MMR HAS ORRI ONLY. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-2,115,159
								20.00%	-1,931,730
								25.00%	-1,764,142

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,203	0	280	349	0	23	111.83	0.00	3.48
2013	1	2,068	0	138	172	0	11	111.83	0.00	3.48
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		6,271	0	418	521	0	35	111.83	0.00	3.48
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		6,271	0	418	521	0	35	111.83	0.00	3.48

Cumulative		0	0	0
Ultimate		6,271	0	418

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	39,060	0	81,047	0	120,107	0	0	0	120,107
2013	19,220	0	39,879	0	59,098	0	0	0	59,098
2014	0	0	0	0	0	0	0	0	0

Sub-Total	58,280	0	120,926	0	179,205	0	0	0	179,205
Remainder	0	0	0	0	0	0	0	0	0
Total Future	58,280	0	120,926	0	179,205	0	0	0	179,205

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	363	0	0	0	363	119,744	119,744	116,342
2013	179	0	0	0	179	58,920	178,664	55,399
2014	0	0	2,955,550	0	2,955,550	-2,955,550	-2,776,886	-2,487,727

Sub-Total	541	0	2,955,550	0	2,956,091	-2,776,886		-2,315,986
Remainder	0	0	0	0	0	0	-2,776,886	0
Total Future	541	0	2,955,550	0	2,956,091	-2,776,886		-2,315,986
Life of evaluation is: 0.73 years.

Final production rate: 47.576 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 136

FIELD SUMMARY
EUGENE ISLAND BLOCK 182								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	18,960,868
FINAL								10.00%	18,059,574
REMARKS								15.00%	15,978,096
								20.00%	14,145,615
								25.00%	12,550,218

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	42,813	0	412	22,590	0	216	109.38	0.00	3.41
2013	3	36,302	0	313	19,155	0	164	109.38	0.00	3.41
2014	1	59,991	0	2,176	31,654	0	1,140	109.38	0.00	3.41
2015	1	72,000	0	2,880	37,991	0	1,509	109.38	0.00	3.41
2016	1	60,880	0	2,435	32,124	0	1,276	109.38	0.00	3.41
2017	1	32,743	0	1,310	17,277	0	686	109.38	0.00	3.41
2018	1	17,260	0	690	9,107	0	362	109.38	0.00	3.41
2019	1	35,003	0	959	18,469	0	503	109.38	0.00	3.41
2020	1	12,616	0	341	6,657	0	179	109.38	0.00	3.41
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		369,609	0	11,516	195,024	0	6,033	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		369,609	0	11,516	195,024	0	6,033	109.38	0.00	3.41

Cumulative		6,832,887	0	44,750
Ultimate		7,202,496	0	56,266

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,470,824	0	735,898	0	3,206,723	0	0	0	3,206,723
2013	2,095,082	0	558,833	0	2,653,915	0	0	0	2,653,915
2014	3,462,239	0	3,885,856	0	7,348,094	0	0	0	7,348,094
2015	4,155,282	0	5,143,971	0	9,299,253	0	0	0	9,299,253
2016	3,513,547	0	4,349,545	0	7,863,092	0	0	0	7,863,092
2017	1,889,677	0	2,339,298	0	4,228,975	0	0	0	4,228,975
2018	996,120	0	1,233,132	0	2,229,251	0	0	0	2,229,251
2019	2,020,094	0	1,713,567	0	3,733,661	0	0	0	3,733,661
2020	728,118	0	609,132	0	1,337,249	0	0	0	1,337,249
2021	0	0	0	0	0	0	0	0	0

Sub-Total	21,330,981	0	20,569,232	0	41,900,214	0	0	0	41,900,214
Remainder	0	0	0	0	0	0	0	0	0
Total Future	21,330,981	0	20,569,232	0	41,900,214	0	0	0	41,900,214

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	885,896	0	0	0	885,896	2,320,826	2,320,826	2,264,809
2013	1,486,647	0	368,156	0	1,854,803	799,112	3,119,939	732,520
2014	1,914,937	0	50,203	0	1,965,140	5,382,954	8,502,893	4,355,813
2015	2,120,313	0	0	0	2,120,313	7,178,940	15,681,832	5,325,358
2016	1,991,154	0	0	0	1,991,154	5,871,938	21,553,771	3,963,784
2017	1,664,323	0	0	0	1,664,323	2,564,651	24,118,422	1,570,838
2018	1,484,480	0	0	0	1,484,480	744,771	24,863,193	415,476
2019	1,562,591	0	133,875	0	1,696,466	2,037,195	26,900,388	1,016,913
2020	946,901	0	0	0	946,901	390,348	27,290,736	180,614
2021	0	0	4,401,141	0	4,401,141	-4,401,141	22,889,595	-1,766,552

Sub-Total	14,057,244	0	4,953,375	0	19,010,619	22,889,595		18,059,574
Remainder	0	0	0	0	0	0	22,889,595	0
Total Future	14,057,244	0	4,953,375	0	19,010,619	22,889,595		18,059,574

Life of summary is: 8.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 137

FIELD SUMMARY
EUGENE ISLAND BLOCK 182								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	2,632,956
FINAL								10.00%	2,657,922
REMARKS								15.00%	2,690,227
								20.00%	2,693,040
								25.00%	2,677,820

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	42,813	0	412	22,590	0	216	109.38	0.00	3.41
2013	2	30,882	0	42	16,295	0	22	109.38	0.00	3.41
2014	1	5,745	0	6	3,031	0	3	109.38	0.00	3.41
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		79,440	0	460	41,916	0	241	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		79,440	0	460	41,916	0	241	109.38	0.00	3.41

Cumulative		6,832,887	0	44,750
Ultimate		6,912,326	0	45,210

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,470,824	0	735,898	0	3,206,723	0	0	0	3,206,723
2013	1,782,282	0	74,800	0	1,857,082	0	0	0	1,857,082
2014	331,547	0	10,261	0	341,808	0	0	0	341,808
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	4,584,653	0	820,959	0	5,405,612	0	0	0	5,405,612
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,584,653	0	820,959	0	5,405,612	0	0	0	5,405,612

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	885,896	0	0	0	885,896	2,320,826	2,320,826	2,264,809
2013	1,193,958	0	0	0	1,193,958	663,123	2,983,949	610,168
2014	321,838	0	0	0	321,838	19,970	3,003,919	17,026
2015	0	0	0	0	0	0	3,003,919	0
2016	0	0	0	0	0	0	3,003,919	0
2017	0	0	0	0	0	0	3,003,919	0
2018	0	0	0	0	0	0	3,003,919	0
2019	0	0	0	0	0	0	3,003,919	0
2020	0	0	0	0	0	0	3,003,919	0
2021	0	0	583,185	0	583,185	-583,185	2,420,735	-234,082

Sub-Total	2,401,692	0	583,185	0	2,984,877	2,420,735		2,657,922
Remainder	0	0	0	0	0	0	2,420,735	0
Total Future	2,401,692	0	583,185	0	2,984,877	2,420,735		2,657,922

Life of summary is: 1.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 138

FIELD SUMMARY
EUGENE ISLAND BLOCK 182								PROVED
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	15,093,879
FINAL								10.00%	14,306,743
REMARKS								15.00%	12,472,036
								20.00%	10,839,433
								25.00%	9,406,573

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	54,247	0	2,170	28,623	0	1,137	109.38	0.00	3.41
2015	1	72,000	0	2,880	37,991	0	1,509	109.38	0.00	3.41
2016	1	60,880	0	2,435	32,124	0	1,276	109.38	0.00	3.41
2017	1	32,743	0	1,310	17,277	0	686	109.38	0.00	3.41
2018	1	17,260	0	690	9,107	0	362	109.38	0.00	3.41
2019	1	1,018	0	41	537	0	21	109.38	0.00	3.41
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		238,149	0	9,526	125,659	0	4,990	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		238,149	0	9,526	125,659	0	4,990	109.38	0.00	3.41

Cumulative		0	0	0
Ultimate		238,149	0	9,526

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	3,130,692	0	3,875,595	0	7,006,287	0	0	0	7,006,287
2015	4,155,282	0	5,143,971	0	9,299,253	0	0	0	9,299,253
2016	3,513,547	0	4,349,545	0	7,863,092	0	0	0	7,863,092
2017	1,889,677	0	2,339,298	0	4,228,975	0	0	0	4,228,975
2018	996,120	0	1,233,132	0	2,229,251	0	0	0	2,229,251
2019	58,775	0	72,760	0	131,535	0	0	0	131,535
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	13,744,092	0	17,014,301	0	30,758,393	0	0	0	30,758,393
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,744,092	0	17,014,301	0	30,758,393	0	0	0	30,758,393

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	1,593,099	0	50,203	0	1,643,302	5,362,984	5,362,984	4,338,787
2015	2,120,313	0	0	0	2,120,313	7,178,940	12,541,924	5,325,358
2016	1,991,154	0	0	0	1,991,154	5,871,938	18,413,862	3,963,784
2017	1,664,323	0	0	0	1,664,323	2,564,651	20,978,513	1,570,838
2018	1,484,480	0	0	0	1,484,480	744,771	21,723,284	415,476
2019	118,829	0	0	0	118,829	12,706	21,735,990	6,620
2020	0	0	0	0	0	0	21,735,990	0
2021	0	0	3,273,967	0	3,273,967	-3,273,967	18,462,023	-1,314,121

Sub-Total	8,972,200	0	3,324,170	0	12,296,370	18,462,023		14,306,743
Remainder	0	0	0	0	0	0	18,462,023	0
Total Future	8,972,200	0	3,324,170	0	12,296,370	18,462,023		14,306,743

Life of summary is: 6.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 139

FIELD SUMMARY
EUGENE ISLAND BLOCK 182								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,234,033
FINAL								10.00%	1,094,909
REMARKS								15.00%	815,833
								20.00%	613,142
								25.00%	465,824

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	5,420	0	271	2,860	0	142	109.38	0.00	3.41
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	1	33,984	0	919	17,932	0	481	109.38	0.00	3.41
2020	1	12,616	0	341	6,657	0	179	109.38	0.00	3.41
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		52,021	0	1,531	27,449	0	802	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		52,021	0	1,531	27,449	0	802	109.38	0.00	3.41

Cumulative		0	0	0
Ultimate		52,021	0	1,531

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	312,800	0	484,033	0	796,834	0	0	0	796,834
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	1,961,318	0	1,640,807	0	3,602,126	0	0	0	3,602,126
2020	728,118	0	609,132	0	1,337,249	0	0	0	1,337,249
2021	0	0	0	0	0	0	0	0	0

Sub-Total	3,002,236	0	2,733,972	0	5,736,209	0	0	0	5,736,209
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,002,236	0	2,733,972	0	5,736,209	0	0	0	5,736,209

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	292,688	0	368,156	0	660,845	135,989	135,989	122,352
2014	0	0	0	0	0	0	135,989	0
2015	0	0	0	0	0	0	135,989	0
2016	0	0	0	0	0	0	135,989	0
2017	0	0	0	0	0	0	135,989	0
2018	0	0	0	0	0	0	135,989	0
2019	1,443,762	0	133,875	0	1,577,637	2,024,489	2,160,478	1,010,293
2020	946,901	0	0	0	946,901	390,348	2,550,826	180,614
2021	0	0	543,989	0	543,989	-543,989	2,006,837	-218,349

Sub-Total	2,683,351	0	1,046,020	0	3,729,372	2,006,837		1,094,909
Remainder	0	0	0	0	0	0	2,006,837	0
Total Future	2,683,351	0	1,046,020	0	3,729,372	2,006,837		1,094,909

Life of summary is: 8.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 140

FIELD SUMMARY
EUGENE ISLAND BLOCK 182								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,923,808
FINAL								10.00%	1,893,652
REMARKS								15.00%	1,820,670
								20.00%	1,750,983
								25.00%	1,684,421

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	15,840	0	792	8,358	0	415	109.38	0.00	3.41

Sub-Total		15,840	0	792	8,358	0	415	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		15,840	0	792	8,358	0	415	109.38	0.00	3.41

Cumulative		0	0	0
Ultimate		15,840	0	792

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	914,162	0	1,414,592	0	2,328,754	0	0	0	2,328,754

Sub-Total	914,162	0	1,414,592	0	2,328,754	0	0	0	2,328,754
Remainder	0	0	0	0	0	0	0	0	0
Total Future	914,162	0	1,414,592	0	2,328,754	0	0	0	2,328,754

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	278,523	0	0	0	278,523	2,050,231	2,050,231	1,893,652

Sub-Total	278,523	0	0	0	278,523	2,050,231		1,893,652
Remainder	0	0	0	0	0	0	2,050,231	0
Total Future	278,523	0	0	0	278,523	2,050,231		1,893,652

Life of summary is: 1.31 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 141

FIELD SUMMARY
EUGENE ISLAND BLOCK 182								POSSIBLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,956,295
FINAL								10.00%	1,926,621
REMARKS								15.00%	1,854,767
								20.00%	1,786,104
								25.00%	1,720,468

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	15,820	0	791	8,347	0	414	109.38	0.00	3.41

Sub-Total		15,820	0	791	8,347	0	414	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		15,820	0	791	8,347	0	414	109.38	0.00	3.41

Cumulative		0	0	0
Ultimate		15,820	0	791

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	913,008	0	1,412,806	0	2,325,814	0	0	0	2,325,814

Sub-Total	913,008	0	1,412,806	0	2,325,814	0	0	0	2,325,814
Remainder	0	0	0	0	0	0	0	0	0
Total Future	913,008	0	1,412,806	0	2,325,814	0	0	0	2,325,814

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	245,200	0	0	0	245,200	2,080,614	2,080,614	1,926,621

Sub-Total	245,200	0	0	0	245,200	2,080,614		1,926,621
Remainder	0	0	0	0	0	0	2,080,614	0
Total Future	245,200	0	0	0	245,200	2,080,614		1,926,621

Life of summary is: 1.43 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 142

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 04452 #A-07 (G-20 FBA)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	20,715,571
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	19,357,811
REMARKS	GAS CAP. DEVELOPMENT COST IS COST TO INITIATE PRODUCTION.							15.00%	16,383,813
								20.00%	13,918,006
								25.00%	11,865,202

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	54,247	0	2,170	28,623	0	1,137	109.38	0.00	3.41
2015	1	72,000	0	2,880	37,991	0	1,509	109.38	0.00	3.41
2016	1	60,880	0	2,435	32,124	0	1,276	109.38	0.00	3.41
2017	1	32,743	0	1,310	17,277	0	686	109.38	0.00	3.41
2018	1	17,260	0	690	9,107	0	362	109.38	0.00	3.41
2019	1	1,018	0	41	537	0	21	109.38	0.00	3.41

Sub-Total		238,149	0	9,526	125,659	0	4,990	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		238,149	0	9,526	125,659	0	4,990	109.38	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		238,149	0	9,526

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	3,130,692	0	3,875,595	0	7,006,287	0	0	0	7,006,287
2015	4,155,282	0	5,143,971	0	9,299,253	0	0	0	9,299,253
2016	3,513,547	0	4,349,545	0	7,863,092	0	0	0	7,863,092
2017	1,889,677	0	2,339,298	0	4,228,975	0	0	0	4,228,975
2018	996,120	0	1,233,132	0	2,229,251	0	0	0	2,229,251
2019	58,775	0	72,760	0	131,535	0	0	0	131,535

Sub-Total	13,744,092	0	17,014,301	0	30,758,393	0	0	0	30,758,393
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,744,092	0	17,014,301	0	30,758,393	0	0	0	30,758,393

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	723,294	0	50,203	0	773,497	6,232,789	6,232,789	5,042,783
2015	960,573	0	0	0	960,573	8,338,680	14,571,469	6,185,878
2016	831,414	0	0	0	831,414	7,031,679	21,603,148	4,742,597
2017	504,583	0	0	0	504,583	3,724,392	25,327,540	2,275,860
2018	324,740	0	0	0	324,740	1,904,511	27,232,051	1,053,715
2019	22,184	0	0	0	22,184	109,351	27,341,402	56,977

Sub-Total	3,366,788	0	50,203	0	3,416,991	27,341,402		19,357,811
Remainder	0	0	0	0	0	0	27,341,402	0
Total Future	3,366,788	0	50,203	0	3,416,991	27,341,402		19,357,811

Life of evaluation is: 6.59 years.

Final production rate: 38.920 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 143

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 04452 #A-07 (F-20 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	2,387,489
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	2,069,309
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	1,449,158
								20.00%	1,016,783
								25.00%	714,748

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	1	33,984	0	919	17,932	0	481	109.38	0.00	3.41
2020	1	12,616	0	341	6,657	0	179	109.38	0.00	3.41

Sub-Total		46,601	0	1,260	24,589	0	660	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		46,601	0	1,260	24,589	0	660	109.38	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		46,601	0	1,260

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	1,961,318	0	1,640,807	0	3,602,126	0	0	0	3,602,126
2020	728,118	0	609,132	0	1,337,249	0	0	0	1,337,249

Sub-Total	2,689,436	0	2,249,939	0	4,939,375	0	0	0	4,939,375
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,689,436	0	2,249,939	0	4,939,375	0	0	0	4,939,375

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	380,666	0	133,875	0	514,541	3,087,584	3,087,584	1,537,717
2020	181,084	0	0	0	181,084	1,156,165	4,243,750	531,592

Sub-Total	561,750	0	133,875	0	695,625	4,243,750		2,069,309
Remainder	0	0	0	0	0	0	4,243,750	0
Total Future	561,750	0	133,875	0	695,625	4,243,750		2,069,309

Life of evaluation is: 8.17 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 144

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 04451 #A-13 (F-20 UPR & LWR FBR2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	259,020
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	257,269
REMARKS								15.00%	252,985
								20.00%	248,828
								25.00%	244,794

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	3,805	0	25	2,008	0	13	109.38	0.00	3.41
2013	1	1,952	0	13	1,030	0	7	109.38	0.00	3.41

Sub-Total		5,757	0	38	3,038	0	20	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,757	0	38	3,038	0	20	109.38	0.00	3.41

Cumulative		61,382	0	513		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		67,139	0	551

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	219,607	0	45,092	0	264,699	0	0	0	264,699
2013	112,632	0	23,127	0	135,759	0	0	0	135,759

Sub-Total	332,239	0	68,219	0	400,458	0	0	0	400,458
Remainder	0	0	0	0	0	0	0	0	0
Total Future	332,239	0	68,219	0	400,458	0	0	0	400,458

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	69,459	0	0	0	69,459	195,241	195,241	191,073
2013	64,761	0	0	0	64,761	70,999	266,239	66,196

Sub-Total	134,219	0	0	0	134,219	266,239		257,269
Remainder	0	0	0	0	0	0	266,239	0
Total Future	134,219	0	0	0	134,219	266,239		257,269

Life of evaluation is: 1.00 years.

Final production rate: 1.550 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 145

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 04452 #A-16 (G-10 FBR2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)

INITIAL	0.66937500							8.00%	0
FINAL	0.66937500							10.00%	0
REMARKS	PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		265,218	0	13,682		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		265,218	0	13,682

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 146

EUGENE ISLAND BLOCK 182, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 04452 #A-18ST (G-20 FBA)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	2,771,367
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	2,729,813
REMARKS								15.00%	2,630,029
								20.00%	2,535,788
								25.00%	2,446,719

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	18,768	0	19	9,903	0	10	109.38	0.00	3.41
2013	1	28,931	0	29	15,265	0	15	109.38	0.00	3.41
2014	1	5,745	0	6	3,031	0	3	109.38	0.00	3.41

Sub-Total		53,443	0	53	28,199	0	28	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		53,443	0	53	28,199	0	28	109.38	0.00	3.41

Cumulative		5,589,593	0	13,790		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		5,643,036	0	13,843

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,083,121	0	33,521	0	1,116,642	0	0	0	1,116,642
2013	1,669,649	0	51,673	0	1,721,322	0	0	0	1,721,322
2014	331,547	0	10,261	0	341,808	0	0	0	341,808

Sub-Total	3,084,318	0	95,455	0	3,179,772	0	0	0	3,179,772
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,084,318	0	95,455	0	3,179,772	0	0	0	3,179,772

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	67,577	0	0	0	67,577	1,049,065	1,049,065	1,023,845
2013	132,656	0	0	0	132,656	1,588,667	2,637,731	1,442,375
2014	31,903	0	0	0	31,903	309,905	2,947,636	263,593

Sub-Total	232,136	0	0	0	232,136	2,947,636		2,729,813
Remainder	0	0	0	0	0	0	2,947,636	0
Total Future	232,136	0	0	0	232,136	2,947,636		2,729,813

Life of evaluation is: 1.75 years.

Final production rate: 1,863 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 147

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 04452 #K-01 (BIG A-2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	1,623,445
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	1,615,378
REMARKS								15.00%	1,595,498
								20.00%	1,576,022
								25.00%	1,556,939

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	20,240	0	368	10,680	0	193	109.38	0.00	3.41

Sub-Total		20,240	0	368	10,680	0	193	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		20,240	0	368	10,680	0	193	109.38	0.00	3.41

Cumulative		916,694	0	16,765		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		936,934	0	17,133

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
	From	From	From			Oil/	Plant Prod./		PRODUCTION
Year	Oil/Condensate	Plant Products	Gas	Other	Total	Condensate	Other	Gas	TAXES - $
2012	1,168,096	0	657,285	0	1,825,381	0	0	0	1,825,381

Sub-Total	1,168,096	0	657,285	0	1,825,381	0	0	0	1,825,381
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,168,096	0	657,285	0	1,825,381	0	0	0	1,825,381

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	168,990	0	0	0	168,990	1,656,391	1,656,391	1,615,378

Sub-Total	168,990	0	0	0	168,990	1,656,391		1,615,378
Remainder	0	0	0	0	0	0	1,656,391	0
Total Future	168,990	0	0	0	168,990	1,656,391		1,615,378

Life of evaluation is: 0.50 years.

Final production rate: 60.833 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 148

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 04452 #K-01 (BIG A-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $
								COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	278,838
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	273,977
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	262,200
								20.00%	250,940
								25.00%	240,175

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	5,420	0	271	2,860	0	142	109.38	0.00	3.41

Sub-Total		5,420	0	271	2,860	0	142	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,420	0	271	2,860	0	142	109.38	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		5,420	0	271

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	312,800	0	484,033	0	796,834	0	0	0	796,834

Sub-Total	312,800	0	484,033	0	796,834	0	0	0	796,834
Remainder	0	0	0	0	0	0	0	0	0
Total Future	312,800	0	484,033	0	796,834	0	0	0	796,834

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	129,490	0	368,156	0	497,646	299,188	299,188	273,977

Sub-Total	129,490	0	368,156	0	497,646	299,188		273,977
Remainder	0	0	0	0	0	0	299,188	0
Total Future	129,490	0	368,156	0	497,646	299,188		273,977

Life of evaluation is: 0.92 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 149

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 04452 #K-01 (BIG A-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	1,923,808
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	1,893,652
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	1,820,670
								20.00%	1,750,983
								25.00%	1,684,421

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	15,840	0	792	8,358	0	415	109.38	0.00	3.41

Sub-Total		15,840	0	792	8,358	0	415	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		15,840	0	792	8,358	0	415	109.38	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		15,840	0	792

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	914,162	0	1,414,592	0	2,328,754	0	0	0	2,328,754

Sub-Total	914,162	0	1,414,592	0	2,328,754	0	0	0	2,328,754
Remainder	0	0	0	0	0	0	0	0	0
Total Future	914,162	0	1,414,592	0	2,328,754	0	0	0	2,328,754

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	278,523	0	0	0	278,523	2,050,231	2,050,231	1,893,652

Sub-Total	278,523	0	0	0	278,523	2,050,231		1,893,652
Remainder	0	0	0	0	0	0	2,050,231	0
Total Future	278,523	0	0	0	278,523	2,050,231		1,893,652

Life of evaluation is: 1.31 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 150

EUGENE ISLAND BLOCK 182, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 04452 #K-01 (BIG A-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.66937500	0.52765000		0.52765000	109.38		3.41	8.00%	1,956,295
FINAL	0.66937500	0.52765000		0.52765000	109.38		3.41	10.00%	1,926,621
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	1,854,767
								20.00%	1,786,104
								25.00%	1,720,468

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	15,820	0	791	8,347	0	414	109.38	0.00	3.41

Sub-Total		15,820	0	791	8,347	0	414	109.38	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		15,820	0	791	8,347	0	414	109.38	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.72%
Ultimate		15,820	0	791

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	913,008	0	1,412,806	0	2,325,814	0	0	0	2,325,814

Sub-Total	913,008	0	1,412,806	0	2,325,814	0	0	0	2,325,814
Remainder	0	0	0	0	0	0	0	0	0
Total Future	913,008	0	1,412,806	0	2,325,814	0	0	0	2,325,814

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	245,200	0	0	0	245,200	2,080,614	2,080,614	1,926,621

Sub-Total	245,200	0	0	0	245,200	2,080,614		1,926,621
Remainder	0	0	0	0	0	0	2,080,614	0
Total Future	245,200	0	0	0	245,200	2,080,614		1,926,621

Life of evaluation is: 1.43 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 151

EUGENE ISLAND BLOCK 182, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - EI 182 PVPD (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.66937500							8.00%	-2,020,875
FINAL	0.66937500							10.00%	-1,944,538
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-1,788,286
								20.00%	-1,667,598
								25.00%	-1,570,631

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	579,870	0	0	0	579,870	-579,870	-579,870	-565,486
2013	996,542	0	0	0	996,542	-996,542	-1,576,412	-898,403
2014	289,935	0	0	0	289,935	-289,935	-1,866,347	-246,567
2015	0	0	0	0	0	0	-1,866,347	0
2016	0	0	0	0	0	0	-1,866,347	0
2017	0	0	0	0	0	0	-1,866,347	0
2018	0	0	0	0	0	0	-1,866,347	0
2019	0	0	0	0	0	0	-1,866,347	0
2020	0	0	0	0	0	0	-1,866,347	0
2021	0	0	583,185	0	583,185	-583,185	-2,449,532	-234,082

Sub-Total	1,866,347	0	583,185	0	2,449,532	-2,449,532		-1,944,538
Remainder	0	0	0	0	0	0	-2,449,532	0
Total Future	1,866,347	0	583,185	0	2,449,532	-2,449,532		-1,944,538

Life of evaluation is: 1.75 years.

Final production rate: 1,925 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 152

EUGENE ISLAND BLOCK 182, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - EI 182 PVSI (FIXED & ABAND)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.66937500							8.00%	-5,621,692
FINAL	0.66937500							10.00%	-5,051,068
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-3,911,777
								20.00%	-3,078,573
								25.00%	-2,458,629

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	869,805	0	0	0	869,805	-869,805	-869,805	-703,996
2015	1,159,740	0	0	0	1,159,740	-1,159,740	-2,029,546	-860,520
2016	1,159,740	0	0	0	1,159,740	-1,159,740	-3,189,286	-778,813
2017	1,159,740	0	0	0	1,159,740	-1,159,740	-4,349,026	-705,022
2018	1,159,740	0	0	0	1,159,740	-1,159,740	-5,508,767	-638,239
2019	96,645	0	0	0	96,645	-96,645	-5,605,412	-50,357
2020	0	0	0	0	0	0	-5,605,412	0
2021	0	0	3,273,967	0	3,273,967	-3,273,967	-8,879,379	-1,314,121

Sub-Total	5,605,412	0	3,273,967	0	8,879,379	-8,879,379		-5,051,068
Remainder	0	0	0	0	0	0	-8,879,379	0
Total Future	5,605,412	0	3,273,967	0	8,879,379	-8,879,379		-5,051,068
Life of evaluation is: 6.59 years.

Final production rate: 1,018 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 153

EUGENE ISLAND BLOCK 182, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - EI 182 PVBP (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.66937500							8.00%	-1,432,295
FINAL	0.66937500							10.00%	-1,248,376
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-895,524
								20.00%	-654,581
								25.00%	-489,099

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	163,198	0	0	0	163,198	-163,198	-163,198	-151,625
2014	0	0	0	0	0	0	-163,198	0
2015	0	0	0	0	0	0	-163,198	0
2016	0	0	0	0	0	0	-163,198	0
2017	0	0	0	0	0	0	-163,198	0
2018	0	0	0	0	0	0	-163,198	0
2019	1,063,095	0	0	0	1,063,095	-1,063,095	-1,226,294	-527,424
2020	765,818	0	0	0	765,818	-765,818	-1,992,111	-350,978
2021	0	0	543,989	0	543,989	-543,989	-2,536,101	-218,349

Sub-Total	1,992,111	0	543,989	0	2,536,101	-2,536,101		-1,248,376
Remainder	0	0	0	0	0	0	-2,536,101	0
Total Future	1,992,111	0	543,989	0	2,536,101	-2,536,101		-1,248,376

Life of evaluation is: 8.17 years.

Final production rate: 899 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 154

FIELD SUMMARY								PROVED
EUGENE ISLAND BLOCK 202								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-96,084
FINAL								10.00%	-95,133
REMARKS								15.00%	-92,803
								20.00%	-90,540
								25.00%	-88,341

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	100,000	0	100,000	-100,000	-100,000	-95,133

Sub-Total	0	0	100,000	0	100,000	-100,000		-95,133
Remainder	0	0	0	0	0	0	-100,000	0
Total Future	0	0	100,000	0	100,000	-100,000		-95,133

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 155

EUGENE ISLAND BLOCK 202, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT EI 198 (ABAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.99830000							8.00%	-96,084
FINAL	0.99830000							10.00%	-95,133
REMARKS								15.00%	-92,803
	ABANDONMENT COSTS FOR SITE CLEARANCE OF HOST FACILITY LOCATED AT EI 198 ‘A’ ARE SHOWN AS DEVELOPMENT COSTS IN 2012.							20.00%	-90,540
								25.00%	-88,341

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	100,000	0	100,000	-100,000	-100,000	-95,133

Sub-Total	0	0	100,000	0	100,000	-100,000		-95,133
Remainder	0	0	0	0	0	0	-100,000	0
Total Future	0	0	100,000	0	100,000	-100,000		-95,133

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 156

FIELD SUMMARY
EUGENE ISLAND BLOCK 208								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-7,447,751
FINAL								10.00%	-7,301,461
REMARKS								15.00%	-6,949,181
								20.00%	-6,615,240
								25.00%	-6,298,616

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		907,600	0	2,400
Ultimate		907,600	0	2,400

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	8,065,470	0	8,065,470	-8,065,470	-8,065,470	-7,301,461

Sub-Total	0	0	8,065,470	0	8,065,470	-8,065,470		-7,301,461
Remainder	0	0	0	0	0	0	-8,065,470	0
Total Future	0	0	8,065,470	0	8,065,470	-8,065,470		-7,301,461

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 157

FIELD SUMMARY								PROVED
EUGENE ISLAND BLOCK 208								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-7,447,751
FINAL								10.00%	-7,301,461
REMARKS								15.00%	-6,949,181
								20.00%	-6,615,240
								25.00%	-6,298,616

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		615,293	0	1,812
Ultimate		615,293	0	1,812

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	8,065,470	0	8,065,470	-8,065,470	-8,065,470	-7,301,461

Sub-Total	0	0	8,065,470	0	8,065,470	-8,065,470		-7,301,461
Remainder	0	0	0	0	0	0	-8,065,470	0
Total Future	0	0	8,065,470	0	8,065,470	-8,065,470		-7,301,461

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 158

FIELD SUMMARY								PROVED
EUGENE ISLAND BLOCK 208								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		292,307	0	588
Ultimate		292,307	0	588

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 159

EUGENE ISLAND BLOCK 208, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
193 G-00572 B-1 (LN (A6))								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.53437500							8.00%	0
FINAL	0.53437500							10.00%	0
REMARKS	PLATFORM COLLISION. NO PLANS TO RESTORE PRODUCTION.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		292,307	0	588		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		292,307	0	588

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 160

EUGENE ISLAND BLOCK 208, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
215 G-00578 #12 (BUL 1 (AS-3))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.53437500							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		372,159	0	730		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		372,159	0	730

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 798 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 161

EUGENE ISLAND BLOCK 208, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
215 G-00578 C-6ST4 (MC (B1))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.53437500							8.00%	0
FINAL	0.53437500							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		133,582	0	232		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		133,582	0	232

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 79 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 162

EUGENE ISLAND BLOCK 208, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
215 G-00578 C-21 (LN (A6))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.53437500							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		109,553	0	849		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		109,553	0	849

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 605 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 163

EUGENE ISLAND BLOCK 208, LOUISIANA								GAS LEASE
								PROVED
P/F EXPENSES EI193/208/215								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.53437500							8.00%	-7,447,751
FINAL	0.53437500							10.00%	-7,301,461
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							15.00%	-6,949,181
								20.00%	-6,615,240
								25.00%	-6,298,616

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	8,065,470	0	8,065,470	-8,065,470	-8,065,470	-7,301,461

Sub-Total	0	0	8,065,470	0	8,065,470	-8,065,470		-7,301,461
Remainder	0	0	0	0	0	0	-8,065,470	0
Total Future	0	0	8,065,470	0	8,065,470	-8,065,470		-7,301,461

Life of evaluation is: 0.00 years.

Final production rate: 2.249 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 164

FIELD SUMMARY								PROVED
EUGENE ISLAND BLOCK 213								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-153,902
FINAL								10.00%	-150,879
REMARKS								15.00%	-143,600
								20.00%	-136,699
								25.00%	-130,156

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		21,010	0	1,457
Ultimate		21,010	0	1,457

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	166,667	0	166,667	-166,667	-166,667	-150,879

Sub-Total	0	0	166,667	0	166,667	-166,667		-150,879
Remainder	0	0	0	0	0	0	-166,667	0
Total Future	0	0	166,667	0	166,667	-166,667		-150,879

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 165

EUGENE ISLAND BLOCK 213, LOUISIANA								GAS LEASE
APACHE - OPERATOR								PROVED
G-21639 A-1 (19800’ SAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.33333300							8.00%	-153,902
FINAL	0.33333300							10.00%	-150,879
REMARKS	ABANDONMENT COST IS SHOWN AS DEVELOPMENT COST IN 2013.							15.00%	-143,600
								20.00%	-136,699
								25.00%	-130,156

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		21,010	0	1,457
Ultimate		21,010	0	1,457

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	166,667	0	166,667	-166,667	-166,667	-150,879

Sub-Total	0	0	166,667	0	166,667	-166,667		-150,879
Remainder	0	0	0	0	0	0	-166,667	0
Total Future	0	0	166,667	0	166,667	-166,667		-150,879

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 166

FIELD SUMMARY								PROVED
EUGENE ISLAND BLOCK 223								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-1,210,656
FINAL								10.00%	-1,198,675
REMARKS								15.00%	-1,169,321
								20.00%	-1,140,803
								25.00%	-1,113,092

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oils/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	1,260,000	0	1,260,000	-1,260,000	-1,260,000	-1,198,675

Sub-Total	0	0	1,260,000	0	1,260,000	-1,260,000		-1,198,675
Remainder	0	0	0	0	0	0	-1,260,000	0
Total Future	0	0	1,260,000	0	1,260,000	-1,260,000		-1,198,675

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 167

EUGENE ISLAND BLOCK 223, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT EI 223 (ABAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.50000000							8.00%	-1,210,656
FINAL	0.50000000							10.00%	-1,198,675
REMARKS	ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN 2012.							15.00%	-1,169,321
								20.00%	-1,140,803
								25.00%	1,113,092

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	1,260,000	0	1,260,000	-1,260,000	-1,260,000	-1,198,675

Sub-Total	0	0	1,260,000	0	1,260,000	-1,260,000		-1,198,675
Remainder	0	0	0	0	0	0	-1,260,000	0
Total Future	0	0	1,260,000	0	1,260,000	-1,260,000		-1,198,675

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 168

FIELD SUMMARY
EUGENE ISLAND BLOCK 227								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	10,571,888
FINAL								10.00%	10,582,896
REMARKS								15.00%	10,493,819
								20.00%	10,285,930
								25.00%	10,004,101

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	69,227	0	118	46,798	0	79	111.99	0.00	3.29
2013	2	59,247	0	100	40,076	0	67	111.99	0.00	3.29
2014	2	89,182	0	453	60,334	0	306	111.99	0.00	3.29
2015	1	81,989	0	240	55,463	0	162	111.99	0.00	3.29
2016	1	47,860	0	48	32,376	0	32	111.99	0.00	3.29
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		347,505	0	958	235,047	0	647	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		347,505	0	958	235,047	0	647	111.99	0.00	3.29

Cumulative		821,519	0	10,062
Ultimate		1,169,024	0	11,020

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	5,240,954	0	261,062	0	5,502,017	0	0	0	5,502,017
2013	4,488,140	0	220,736	0	4,708,876	0	0	0	4,708,876
2014	6,756,886	0	1,007,912	0	7,764,798	0	0	0	7,764,798
2015	6,211,379	0	533,420	0	6,744,799	0	0	0	6,744,799
2016	3,625,794	0	106,434	0	3,732,227	0	0	0	3,732,227
2017	0	0	0	0	0	0	0	0	0

Sub-Total	26,323,153	0	2,129,564	0	28,452,718	0	0	0	28,452,718
Remainder	0	0	0	0	0	0	0	0	0
Total Future	26,323,153	0	2,129,564	0	28,452,718	0	0	0	28,452,718

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	783,603	0	0	0	783,603	4,718,414	4,718,414	4,614,449
2013	1,567,206	0	0	0	1,567,206	3,141,671	7,860,085	2,883,835
2014	1,483,747	0	2,838,000	0	4,321,747	3,443,051	11,303,136	2,737,686
2015	1,395,154	0	258,000	0	1,653,154	5,091,645	16,394,781	3,727,495
2016	1,404,832	0	0	0	1,404,832	2,327,395	18,722,177	1,589,243
2017	0	0	8,594,625	0	8,594,625	-8,594,625	10,127,552	-4,969,812

Sub-Total	6,634,541	0	11,690,625	0	18,325,166	10,127,552		10,582,896
Remainder	0	0	0	0	0	0	10,127,552	0
Total Future	6,634,541	0	11,690,625	0	18,325,166	10,127,552		10,582,896

Life of summary is: 4.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 169

FIELD SUMMARY
EUGENE ISLAND BLOCK 227								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	5,308,460
FINAL								10.00%	5,481,844
REMARKS								15.00%	5,813,284
								20.00%	6,029,111
								25.00%	6,158,937

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	69,227	0	118	46,798	0	79	111.99	0.00	3.29
2013	2	59,247	0	100	40,076	0	67	111.99	0.00	3.29
2014	2	11,731	0	19	7,941	0	13	111.99	0.00	3.29
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		140,205	0	237	94,814	0	160	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		140,205	0	237	94,814	0	160	111.99	0.00	3.29

Cumulative		810,712	0	7,259
Ultimate		950,917	0	7,496

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	5,240,954	0	261,062	0	5,502,017	0	0	0	5,502,017
2013	4,488,140	0	220,736	0	4,708,876	0	0	0	4,708,876
2014	889,271	0	43,076	0	932,347	0	0	0	932,347
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	10,618,366	0	524,874	0	11,143,240	0	0	0	11,143,240
Remainder	0	0	0	0	0	0	0	0	0
Total Future	10,618,366	0	524,874	0	11,143,240	0	0	0	11,143,240

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	783,603	0	0	0	783,603	4,718,414	4,718,414	4,614,449
2013	1,567,206	0	0	0	1,567,206	3,141,671	7,860,085	2,883,835
2014	780,681	0	0	0	780,681	151,666	8,011,751	129,173
2015	0	0	0	0	0	0	8,011,751	0
2016	0	0	0	0	0	0	8,011,751	0
2017	0	0	3,710,551	0	3,710,551	-3,710,551	4,301,200	-2,145,613

Sub-Total	3,131,489	0	3,710,551	0	6,842,041	4,301,200		5,481,844
Remainder	0	0	0	0	0	0	4,301,200	0
Total Future	3,131,489	0	3,710,551	0	6,842,041	4,301,200		5,481,844

Life of summary is: 2.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 170

FIELD SUMMARY
EUGENE ISLAND BLOCK 227								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	5,263,428
FINAL								10.00%	5,101,052
REMARKS								15.00%	4,680,536
								20.00%	4,256,819
								25.00%	3,845,164

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	77,452	0	434	52,394	0	293	111.99	0.00	3.29
2015	1	81,989	0	240	55,463	0	162	111.99	0.00	3.29
2016	1	47,860	0	48	32,376	0	32	111.99	0.00	3.29
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		207,301	0	721	140,233	0	488	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		207,301	0	721	140,233	0	488	111.99	0.00	3.29

Cumulative		0	0	0
Ultimate		207,301	0	721

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	5,867,614	0	964,837	0	6,832,451	0	0	0	6,832,451
2015	6,211,379	0	533,420	0	6,744,799	0	0	0	6,744,799
2016	3,625,794	0	106,434	0	3,732,227	0	0	0	3,732,227
2017	0	0	0	0	0	0	0	0	0

Sub-Total	15,704,787	0	1,604,690	0	17,309,477	0	0	0	17,309,477
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,704,787	0	1,604,690	0	17,309,477	0	0	0	17,309,477

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	703,065	0	2,838,000	0	3,541,065	3,291,385	3,291,385	2,608,513
2015	1,395,154	0	258,000	0	1,653,154	5,091,645	8,383,030	3,727,495
2016	1,404,832	0	0	0	1,404,832	2,327,395	10,710,426	1,589,243
2017	0	0	4,884,074	0	4,884,074	-4,884,074	5,826,352	-2,824,199

Sub-Total	3,503,052	0	7,980,074	0	11,483,125	5,826,352		5,101,052
Remainder	0	0	0	0	0	0	5,826,352	0
Total Future	3,503,052	0	7,980,074	0	11,483,125	5,826,352		5,101,052

Life of summary is: 4.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 171

FIELD SUMMARY
EUGENE ISLAND BLOCK 227								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		10,807	0	2,803
Ultimate		10,807	0	2,803

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 172

FIELD SUMMARY
EUGENE ISLAND BLOCK 227								POSSIBLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	9,914,057
FINAL								10.00%	9,117,562
REMARKS								15.00%	7,422,021
								20.00%	6,073,404
								25.00%	4,995,974

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	33,566	0	76	22,706	0	51	111.99	0.00	3.29
2015	0	-24,237	0	366	-16,395	0	248	111.99	0.00	3.29
2016	0	61,356	0	143	41,505	0	97	111.99	0.00	3.29
2017	1	82,190	0	82	55,599	0	56	111.99	0.00	3.29
2018	1	43,408	0	43	29,364	0	29	111.99	0.00	3.29
2019	1	11,017	0	11	7,453	0	7	111.99	0.00	3.29

Sub-Total		207,300	0	721	140,232	0	488	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		207,300	0	721	140,232	0	488	111.99	0.00	3.29

Cumulative		0	0	0
Ultimate		207,300	0	721

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	2,542,908	0	168,652	0	2,711,560	0	0	0	2,711,560
2015	-1,836,137	0	814,397	0	-1,021,741	0	0	0	-1,021,741
2016	4,648,218	0	317,829	0	4,966,047	0	0	0	4,966,047
2017	6,226,572	0	182,778	0	6,409,350	0	0	0	6,409,350
2018	3,288,536	0	96,533	0	3,385,070	0	0	0	3,385,070
2019	834,660	0	24,501	0	859,161	0	0	0	859,161

Sub-Total	15,704,758	0	1,604,690	0	17,309,448	0	0	0	17,309,448
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,704,758	0	1,604,690	0	17,309,448	0	0	0	17,309,448

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	2,711,560	2,711,560	2,156,531
2015	10,977	0	-258,000	0	-247,023	-774,718	1,936,842	-464,124
2016	-2,033	0	258,000	0	255,967	4,710,081	6,646,923	3,086,408
2017	1,387,524	0	0	0	1,387,524	5,021,826	11,668,749	3,072,347
2018	1,387,524	0	0	0	1,387,524	1,997,546	13,666,295	1,108,634
2019	552,294	0	0	0	552,294	306,868	13,973,163	157,766

Sub-Total	3,336,285	0	0	0	3,336,285	13,973,163		9,117,562
Remainder	0	0	0	0	0	0	13,973,163	0
Total Future	3,336,285	0	0	0	3,336,285	13,973,163		9,117,562

Life of summary is: 6.90 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 173

EUGENE ISLAND BLOCK 227, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 00809 #B-01 (227) (VAL-10/10 UPR)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000	0.66572000		0.66572000	111.99		3.29	8.00%	4,072,734
FINAL	0.86000000	0.66572000		0.66572000	111.99		3.29	10.00%	4,026,753
REMARKS								15.00%	3,915,855
								20.00%	3,810,450
								25.00%	3,710,185

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	29,482	0	66	19,627	0	44	111.99	0.00	3.29
2013	1	23,856	0	53	15,881	0	35	111.99	0.00	3.29
2014	1	4,402	0	10	2,930	0	7	111.99	0.00	3.29

Sub-Total		57,740	0	129	38,438	0	86	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		57,740	0	129	38,438	0	86	111.99	0.00	3.29

Cumulative		281,959	0	180
Ultimate		339,698	0	309

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,198,047	0	144,257	0	2,342,303	0	0	0	2,342,303
2013	1,778,551	0	116,725	0	1,895,276	0	0	0	1,895,276
2014	328,154	0	21,537	0	349,691	0	0	0	349,691

Sub-Total	4,304,752	0	282,519	0	4,587,271	0	0	0	4,587,271
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,304,752	0	282,519	0	4,587,271	0	0	0	4,587,271

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	80,537	0	0	0	80,537	2,261,766	2,261,766	2,211,600
2013	161,075	0	0	0	161,075	1,734,202	3,995,968	1,587,103
2014	79,076	0	0	0	79,076	270,614	4,266,582	228,050

Sub-Total	320,688	0	0	0	320,688	4,266,582		4,026,753
Remainder	0	0	0	0	0	0	4,266,582	0
Total Future	320,688	0	0	0	320,688	4,266,582		4,026,753

Life of evaluation is: 2.00 years.

Final production rate: 533 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 174

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 00809 #B-01 (227) (VAL-5/5A)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000	0.67647000		0.67647000	111.99		3.29	8.00%	3,981,262
FINAL	0.86000000	0.67647000		0.67647000	111.99		3.29	10.00%	3,797,574
REMARKS	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS.							15.00%	3,375,757
								20.00%	3,002,272
								25.00%	2,671,410

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	77,452	0	434	52,394	0	293	111.99	0.00	3.29
2015	1	7,749	0	165	5,242	0	112	111.99	0.00	3.29

Sub-Total		85,200	0	599	57,636	0	405	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		85,200	0	599	57,636	0	405	111.99	0.00	3.29

Cumulative		0	0	0
Ultimate		85,200	0	599

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	5,867,614	0	964,837	0	6,832,451	0	0	0	6,832,451
2015	587,047	0	368,320	0	955,367	0	0	0	955,367

Sub-Total	6,454,661	0	1,333,157	0	7,787,818	0	0	0	7,787,818
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,454,661	0	1,333,157	0	7,787,818	0	0	0	7,787,818

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	80,537	0	2,838,000	0	2,918,537	3,913,914	3,913,914	3,106,032
2015	56,138	0	0	0	56,138	899,230	4,813,143	691,542

Sub-Total	136,675	0	2,838,000	0	2,974,675	4,813,143		3,797,574
Remainder	0	0	0	0	0	0	4,813,143	0
Total Future	136,675	0	2,838,000	0	2,974,675	4,813,143		3,797,574

Life of evaluation is: 2.86 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 175

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 00809 #B-01 (227) (VAL-5/5A)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000	0.67647000		0.67647000	111.99		3.29	8.00%	6,165,613
FINAL	0.86000000	0.67647000		0.67647000	111.99		3.29	10.00%	5,844,259
REMARKS	RESERVES FOR INCREMENTAL VOLUME TO SPILL POINT.							15.00%	5,115,575
								20.00%	4,481,861
								25.00%	3,930,208

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	33,566	0	76	22,706	0	51	111.99	0.00	3.29
2015	1	50,004	0	440	33,826	0	298	111.99	0.00	3.29
2016	1	1,631	0	83	1,103	0	56	111.99	0.00	3.29

Sub-Total		85,200	0	599	57,635	0	405	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		85,200	0	599	57,635	0	405	111.99	0.00	3.29

Cumulative		0	0	0
Ultimate		85,200	0	599

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	2,542,908	0	168,652	0	2,711,560	0	0	0	2,711,560
2015	3,788,195	0	979,496	0	4,767,691	0	0	0	4,767,691
2016	123,543	0	185,009	0	308,552	0	0	0	308,552

Sub-Total	6,454,646	0	1,333,157	0	7,787,803	0	0	0	7,787,803
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,454,646	0	1,333,157	0	7,787,803	0	0	0	7,787,803

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	2,711,560	2,711,560	2,156,531
2015	104,937	0	0	0	104,937	4,662,754	7,374,314	3,495,653
2016	33,639	0	0	0	33,639	274,912	7,649,227	192,074

Sub-Total	138,576	0	0	0	138,576	7,649,227		5,844,259
Remainder	0	0	0	0	0	0	7,649,227	0
Total Future	138,576	0	0	0	138,576	7,649,227		5,844,259

Life of evaluation is: 3.72 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 176

EUGENE ISLAND BLOCK 227, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 00809 #B-01 (227) (VAL-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000	0.67647000		0.67647000	111.99		3.29	8.00%	6,837,939
FINAL	0.86000000	0.67647000		0.67647000	111.99		3.29	10.00%	6,385,127
REMARKS								15.00%	5,384,103
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	4,544,932
								25.00%	3,840,649

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	74,240	0	74	50,221	0	50	111.99	0.00	3.29
2016	1	47,860	0	48	32,376	0	32	111.99	0.00	3.29

Sub-Total		122,100	0	122	82,597	0	83	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		122,100	0	122	82,597	0	83	111.99	0.00	3.29

Cumulative		0	0	0
Ultimate		122,100	0	122

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	5,624,332	0	165,100	0	5,789,432	0	0	0	5,789,432
2016	3,625,794	0	106,434	0	3,732,227	0	0	0	3,732,227

Sub-Total	9,250,126	0	271,533	0	9,521,659	0	0	0	9,521,659
Remainder	0	0	0	0	0	0	0	0	0
Total Future	9,250,126	0	271,533	0	9,521,659	0	0	0	9,521,659

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	93,960	0	258,000	0	351,960	5,437,472	5,437,472	3,959,778
2016	159,776	0	0	0	159,776	3,572,452	9,009,924	2,425,349

Sub-Total	253,736	0	258,000	0	511,736	9,009,924		6,385,127
Remainder	0	0	0	0	0	0	9,009,924	0
Total Future	253,736	0	258,000	0	511,736	9,009,924		6,385,127

Life of evaluation is: 4.50 years.

Final production rate: 2,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 177

EUGENE ISLAND BLOCK 227, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 00809 #B-01 (227) (VAL-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.86000000	0.67647000		0.67647000	111.99		3.29	8.00%	5,620,318
FINAL	0.86000000	0.67647000		0.67647000	111.99		3.29	10.00%	4,946,348
REMARKS								15.00%	3,572,035
	RESERVES FOR INCREMENTAL VOLUME TO SPILL POINT.							20.00%	2,551,122
								25.00%	1,794,985

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	-74,240	0	-74	-50,221	0	-50	111.99	0.00	3.29
2016	0	59,725	0	60	40,402	0	40	111.99	0.00	3.29
2017	1	82,190	0	82	55,599	0	56	111.99	0.00	3.29
2018	1	43,408	0	43	29,364	0	29	111.99	0.00	3.29
2019	1	11,017	0	11	7,453	0	7	111.99	0.00	3.29

Sub-Total		122,100	0	122	82,597	0	83	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		122,100	0	122	82,597	0	83	111.99	0.00	3.29

Cumulative		0	0	0
Ultimate		122,100	0	122

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	-5,624,332	0	-165,100	0	-5,789,432	0	0	0	-5,789,432
2016	4,524,676	0	132,820	0	4,657,495	0	0	0	4,657,495
2017	6,226,572	0	182,778	0	6,409,350	0	0	0	6,409,350
2018	3,288,536	0	96,533	0	3,385,070	0	0	0	3,385,070
2019	834,660	0	24,501	0	0 859,161	0	0	0	859,161

Sub-Total	9,250,112	0	271,533	0	9,521,645	0	0	0	9,521,645
Remainder	0	0	0	0	0	0	0	0	0
Total Future	9,250,112	0	271,533	0	9,521,645	0	0	0	9,521,645

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating	Ad Valorem	Development			Undiscounted		Discounted
	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	-93,960	0	-258,000	0	-351,960	-5,437,472	-5,437,472	-3,959,778
2016	-38,970	0	258,000	0	219,030	4,438,465	-999,007	2,896,448
2017	161,075	0	0	0	161,075	6,248,276	5,249,269	3,817,923
2018	161,075	0	0	0	161,075	3,223,995	8,473,264	1,783,585
2019	64,115	0	0	0	64,115	795,047	9,268,311	408,170

Sub-Total	253,334	0	0	0	253,334	9,268,311		4,946,348
Remainder	0	0	0	0	0	0	9,268,311	0
Total Future	253,334	0	0	0	253,334	9,268,311		4,946,348

Life of evaluation is: 6.90 years.

Final production rate: 2,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 178

EUGENE ISLAND BLOCK 227, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 00809 #B-02ST (227) (BUL 1 FB B2ST)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000	0.68363300		0.68363300	111.99		3.29	8.00%	5,930,206
FINAL	0.86000000	0.68363300		0.68363300	111.99		3.29	10.00%	5,858,034
REMARKS								15.00%	5,684,288
								20.00%	5,519,575
								25.00%	5,363,295

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	39,745	0	52	27,171	0	36	111.99	0.00	3.29
2013	1	35,391	0	46	24,195	0	32	111.99	0.00	3.29
2014	1	7,329	0	10	5,010	0	7	111.99	0.00	3.29

Sub-Total		82,465	0	108	56,376	0	74	111.99	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		82,465	0	108	56,376	0	74	111.99	0.00	3.29

Cumulative		463,066	0	567
Ultimate		545,531	0	674

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	3,042,908	0	116,806	0	3,159,713	0	0	0	3,159,713
2013	2,709,589	0	104,011	0	2,813,600	0	0	0	2,813,600
2014	561,117	0	21,539	0	582,656	0	0	0	582,656

Sub-Total	6,313,614	0	242,356	0	6,555,970	0	0	0	6,555,970
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,313,614	0	242,356	0	6,555,970	0	0	0	6,555,970

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	80,537	0	0	0	80,537	3,079,176	3,079,176	3,009,934
2013	161,075	0	0	0	161,075	2,652,525	5,731,701	2,424,005
2014	79,076	0	0	0	79,076	503,580	6,235,281	424,095

Sub-Total	320,688	0	0	0	320,688	6,235,281		5,858,034
Remainder	0	0	0	0	0	0	6,235,281	0
Total Future	320,688	0	0	0	320,688	6,235,281		5,858,034

Life of evaluation is: 2.00 years.

Final production rate: 923 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 179

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 00809 #B-03 (227) (LENTIC)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75250000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS								15.00%	0
	LAST PRODUCTION 5/08.							20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		10,807	0	2,803
Ultimate		10,807	0	2,803

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 180

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 00809 #C-01 (227) (UP-1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000							8.00%	0
FINAL	0.86000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		65,687	0	6,512
Ultimate		65,687	0	6,512

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 3.532 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 181

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES EI227 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000							8.00%	-4,694,480
FINAL	0.86000000							10.00%	-4,402,943
REMARKS	FIXED COST CONTAINS COST FOR FUEL. EI 217 & 227 ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							15.00%	-3,786,859
								20.00%	-3,300,914
								25.00%	-2,914,543

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	622,528	0	0	0	622,528	-622,528	-622,528	-607,086
2013	1,245,056	0	0	0	1,245,056	-1,245,056	-1,867,585	-1,127,273
2014	622,528	0	0	0	622,528	-622,528	-2,490,113	-522,972
2015	0	0	0	0	0	0	-2,490,113	0
2016	0	0	0	0	0	0	-2,490,113	0
2017	0	0	3,710,551	0	3,710,551	-3,710,551	-6,200,664	-2,145,613

Sub-Total	2,490,113	0	3,710,551	0	6,200,664	-6,200,664		-4,402,943
Remainder	0	0	0	0	0	0	-6,200,664	0
Total Future	2,490,113	0	3,710,551	0	6,200,664	-6,200,664		-4,402,943

Life of evaluation is: 2.00 years.

Final production rate: 2.482 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 182

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES EI227 (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000							8.00%	-5,555,774
FINAL	0.86000000							10.00%	-5,081,648
REMARKS	FIXED COST CONTAINS COST FOR FUEL. EI 217 & 227 ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							15.00%	-4,079,324
								20.00%	-3,290,385
								25.00%	-2,666,894

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	622,528	0	0	0	622,528	-622,528	-622,528	-497,520
2015	1,245,056	0	0	0	1,245,056	-1,245,056	-1,867,585	-923,824
2016	1,245,056	0	0	0	1,245,056	-1,245,056	-3,112,641	-836,106
2017	0	0	4,884,074	0	4,884,074	-4,884,074	-7,996,715	-2,824,199

Sub-Total	3,112,641	0	4,884,074	0	7,996,715	-7,996,715		-5,081,648
Remainder	0	0	0	0	0	0	-7,996,715	0
Total Future	3,112,641	0	4,884,074	0	7,996,715	-7,996,715		-5,081,648

Life of evaluation is: 4.50 years.

Final production rate: 1.860 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 183

EUGENE ISLAND BLOCK 227, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
P/F EXPENSES EI227 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000							8.00%	-1,871,874
FINAL	0.86000000							10.00%	-1,673,044
REMARKS	FIXED COST CONTAINS COST FOR FUEL							15.00%	-1,265,589
								20.00%	-959,578
								25.00%	-729,219

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	3,297	0	0	0	3,297	-3,297	-3,297	-2,114
2017	1,226,449	0	0	0	1,226,449	-1,226,449	-1,229,746	-745,576
2018	1,226,449	0	0	0	1,226,449	-1,226,449	-2,456,196	-674,950
2019	488,179	0	0	0	488,179	-488,179	-2,944,375	-250,404

Sub-Total	2,944,375	0	0	0	2,944,375	-2,944,375		-1,673,044
Remainder	0	0	0	0	0	0	-2,944,375	0
Total Future	2,944,375	0	0	0	2,944,375	-2,944,375		-1,673,044

Life of evaluation is: 6.90 years.

Final production rate: 1.818 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 184

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	11,038,341
FINAL								10.00%	10,924,446
REMARKS								15.00%	10,536,933
								20.00%	10,061,801
								25.00%	9,550,220

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	26,343	0	2,267	10,479	0	814	111.83	0.00	3.30
2013	3	34,109	0	2,116	14,818	0	903	111.83	0.00	3.30
2014	2	21,485	0	1,195	9,430	0	525	111.83	0.00	3.30
2015	2	52,366	0	2,638	22,985	0	1,158	111.83	0.00	3.30
2016	1	33,195	0	1,660	14,570	0	729	111.83	0.00	3.30
2017	1	15,093	0	755	6,625	0	331	111.82	0.00	3.30
2018	1	3,502	0	175	1,537	0	77	111.83	0.00	3.30
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		186,094	0	10,806	80,445	0	4,537	111.82	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		186,094	0	10,806	80,445	0	4,537	111.82	0.00	3.30

Cumulative		1,643,061	0	85,731
Ultimate		1,829,154	0	96,537

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,171,797	0	2,689,550	0	3,861,347	0	0	0	3,861,347
2013	1,657,028	0	2,982,567	0	4,639,595	0	0	0	4,639,595
2014	1,054,536	0	1,732,382	0	2,786,918	0	0	0	2,786,918
2015	2,570,312	0	3,823,693	0	6,394,005	0	0	0	6,394,005
2016	1,629,341	0	2,406,214	0	4,035,555	0	0	0	4,035,555
2017	740,806	0	1,094,024	0	1,834,829	0	0	0	1,834,829
2018	171,908	0	253,874	0	425,781	0	0	0	425,781
2019	0	0	0	0	0	0	0	0	0

Sub-Total	8,995,727	0	14,982,303	0	23,978,030	0	0	0	23,978,030
Remainder	0	0	0	0	0	0	0	0	0
Total Future	8,995,727	0	14,982,303	0	23,978,030	0	0	0	23,978,030

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	588,855	0	0	0	588,855	3,272,491	3,272,491	3,196,092
2013	1,041,397	0	213,514	0	1,254,910	3,384,685	6,657,176	3,070,134
2014	1,028,099	0	0	0	1,028,099	1,758,819	8,415,995	1,453,451
2015	968,786	0	213,514	0	1,182,300	5,211,705	13,627,701	3,834,884
2016	926,745	0	0	0	926,745	3,108,810	16,736,511	2,104,675
2017	909,419	0	0	0	909,419	925,410	17,661,921	569,409
2018	368,765	0	0	0	368,765	57,016	17,718,937	32,561
2019	0	0	6,642,200	0	6,642,200	-6,642,200	11,076,737	-3,336,761

Sub-Total	5,832,065	0	7,069,228	0	12,901,293	11,076,737		10,924,446
Remainder	0	0	0	0	0	0	11,076,737	0
Total Future	5,832,065	0	7,069,228	0	12,901,293	11,076,737		10,924,446

Life of summary is: 5.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 185

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	4,915,629
FINAL								10.00%	5,008,466
REMARKS								15.00%	5,155,447
								20.00%	5,212,441
								25.00%	5,208,636

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	26,343	0	2,267	10,479	0	814	111.83	0.00	3.30
2013	3	22,477	0	1,534	9,712	0	648	111.83	0.00	3.30
2014	1	9,640	0	603	4,231	0	264	111.83	0.00	3.30
2015	1	1,534	0	96	673	0	42	111.83	0.00	3.30
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		59,994	0	4,499	25,096	0	1,769	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		59,994	0	4,499	25,096	0	1,769	111.83	0.00	3.30

Cumulative		1,272,304	0	57,807
Ultimate		1,332,298	0	62,306

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,171,797	0	2,689,550	0	3,861,347	0	0	0	3,861,347
2013	1,086,044	0	2,138,830	0	3,224,874	0	0	0	3,224,874
2014	473,185	0	873,327	0	1,346,512	0	0	0	1,346,512
2015	75,308	0	138,990	0	214,298	0	0	0	214,298
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	2,806,334	0	5,840,697	0	8,647,031	0	0	0	8,647,031
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,806,334	0	5,840,697	0	8,647,031	0	0	0	8,647,031

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	588,855	0	0	0	588,855	3,272,491	3,272,491	3,196,092
2013	759,891	0	0	0	759,891	2,464,983	5,737,475	2,257,392
2014	499,027	0	0	0	499,027	847,486	6,584,960	700,360
2015	127,696	0	0	0	127,696	86,601	6,671,562	66,768
2016	0	0	0	0	0	0	6,671,562	0
2017	0	0	0	0	0	0	6,671,562	0
2018	0	0	0	0	0	0	6,671,562	0
2019	0	0	2,412,915	0	2,412,915	-2,412,915	4,258,647	-1,212,146

Sub-Total	1,975,470	0	2,412,915	0	4,388,384	4,258,647		5,008,466
Remainder	0	0	0	0	0	0	4,258,647	0
Total Future	1,975,470	0	2,412,915	0	4,388,384	4,258,647		5,008,466

Life of summary is: 2.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 186

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	6,122,712
FINAL								10.00%	5,915,980
REMARKS								15.00%	5,381,486
								20.00%	4,849,361
								25.00%	4,341,584

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	11,633	0	582	5,106	0	256	111.83	0.00	3.30
2014	1	11,844	0	593	5,199	0	260	111.83	0.00	3.30
2015	1	50,832	0	2,542	22,312	0	1,116	111.83	0.00	3.30
2016	1	33,195	0	1,660	14,570	0	729	111.82	0.00	3.30
2017	1	15,093	0	755	6,625	0	331	111.82	0.00	3.30
2018	1	3,502	0	175	1,537	0	77	111.83	0.00	3.30
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		126,100	0	6,307	55,349	0	2,768	111.82	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		126,100	0	6,307	55,349	0	2,768	111.82	0.00	3.30

Cumulative		0	0	0
Ultimate		126,100	0	6,307

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	570,984	0	843,737	0	1,414,721	0	0	0	1,414,721
2014	581,350	0	859,055	0	1,440,405	0	0	0	1,440,405
2015	2,495,004	0	3,684,703	0	6,179,707	0	0	0	6,179,707
2016	1,629,341	0	2,406,214	0	4,035,555	0	0	0	4,035,555
2017	740,806	0	1,094,024	0	1,834,829	0	0	0	1,834,829
2018	171,908	0	253,874	0	425,781	0	0	0	425,781
2019	0	0	0	0	0	0	0	0	0

Sub-Total	6,189,393	0	9,141,607	0	15,330,999	0	0	0	15,330,999
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,189,393	0	9,141,607	0	15,330,999	0	0	0	15,330,999

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	281,506	0	213,514	0	495,019	919,701	919,701	812,742
2014	529,072	0	0	0	529,072	911,334	1,831,035	753,091
2015	841,090	0	213,514	0	1,054,603	5,125,104	6,956,139	3,768,116
2016	926,745	0	0	0	926,745	3,108,810	10,064,950	2,104,675
2017	909,419	0	0	0	909,419	925,410	10,990,360	569,409
2018	368,765	0	0	0	368,765	57,016	11,047,376	32,561
2019	0	0	4,229,285	0	4,229,285	-4,229,285	6,818,091	-2,124,614

Sub-Total	3,856,596	0	4,656,313	0	8,512,908	6,818,091		5,915,980
Remainder	0	0	0	0	0	0	6,818,091	0
Total Future	3,856,596	0	4,656,313	0	8,512,908	6,818,091		5,915,980

Life of summary is: 5.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 187

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		370,756	0	27,924
Ultimate		370,756	0	27,924

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 188

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	15,697,432
FINAL								10.00%	14,268,880
REMARKS								15.00%	11,433,453
								20.00%	9,386,537
								25.00%	7,888,995

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	4,943	0	406	2,170	0	178	111.83	0.00	3.30
2013	1	18,872	0	2,096	7,272	0	751	111.83	0.00	3.30
2014	1	25,129	0	1,696	10,818	0	709	111.83	0.00	3.30
2015	1	-11,678	0	-340	-5,126	0	-149	111.83	0.00	3.30
2016	1	-8,305	0	-252	-3,645	0	-110	111.83	0.00	3.30
2017	1	-3,545	0	-76	-1,556	0	-33	111.83	0.00	3.30
2018	1	61,453	0	3,089	26,974	0	1,356	111.83	0.00	3.30
2019	1	59,048	0	2,953	25,918	0	1,296	111.83	0.00	3.30
2020	1	35,111	0	1,756	15,411	0	771	111.82	0.00	3.30
2021	1	20,761	0	1,038	9,113	0	456	111.82	0.00	3.30
2022	1	12,319	0	616	5,407	0	270	111.82	0.00	3.30
2023	1	3,491	0	175	1,532	0	77	111.83	0.00	3.30

Sub-Total		217,600	0	13,157	94,288	0	5,571	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		217,600	0	13,157	94,288	0	5,571	111.83	0.00	3.30

Cumulative		378	0	31
Ultimate		217,978	0	13,189

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	242,611	0	589,125	0	831,737	0	0	0	831,737
2013	813,138	0	2,480,719	0	3,293,857	0	0	0	3,293,857
2014	1,209,775	0	2,341,419	0	3,551,194	0	0	0	3,551,194
2015	-573,197	0	-492,612	0	-1,065,809	0	0	0	-1,065,809
2016	-407,630	0	-364,572	0	-772,202	0	0	0	-772,202
2017	-174,000	0	-109,970	0	-283,970	0	0	0	-283,970
2018	3,016,336	0	4,476,782	0	7,493,118	0	0	0	7,493,118
2019	2,898,266	0	4,280,167	0	7,178,433	0	0	0	7,178,433
2020	1,723,368	0	2,545,074	0	4,268,443	0	0	0	4,268,443
2021	1,019,031	0	1,504,908	0	2,523,939	0	0	0	2,523,939
2022	604,676	0	892,987	0	1,497,663	0	0	0	1,497,663
2023	171,362	0	253,068	0	424,429	0	0	0	424,429

Sub-Total	10,543,737	0	18,397,095	0	28,940,832	0	0	0	28,940,832
Remainder	0	0	0	0	0	0	0	0	0
Total Future	10,543,737	0	18,397,095	0	28,940,832	0	0	0	28,940,832

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	5,637	0	0	0	5,637	826,099	826,099	801,978
2013	135,718	0	-213,514	0	-77,796	3,371,653	4,197,753	3,069,255
2014	51,920	0	213,514	0	265,433	3,285,761	7,483,514	2,667,786
2015	78,504	0	-213,514	0	-135,010	-930,799	6,552,715	-643,610
2016	104,859	0	0	0	104,859	-877,061	5,675,653	-597,368
2017	44,144	0	0	0	44,144	-328,113	5,347,540	-197,262
2018	578,605	0	213,514	0	792,119	6,700,999	12,048,539	3,636,884
2019	951,487	0	0	0	951,487	6,226,946	18,275,485	3,116,669
2020	928,578	0	0	0	928,578	3,339,865	21,615,350	1,513,921
2021	914,844	0	0	0	914,844	1,609,095	23,224,445	660,941
2022	906,765	0	0	0	906,765	590,898	23,815,343	220,572
2023	369,203	0	0	0	369,203	55,227	23,870,569	19,113

Sub-Total	5,070,263	0	0	0	5,070,263	23,870,569		14,268,880
Remainder	0	0	0	0	0	0	23,870,569	0
Total Future	5,070,263	0	0	0	5,070,263	23,870,569		14,268,880

Life of summary is: 10.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 189

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	11,777,256
FINAL								10.00%	11,298,828
REMARKS								15.00%	10,219,564
								20.00%	9,284,926
								25.00%	8,471,506

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	4,943	0	406	2,170	0	178	111.83	0.00	3.30
2013	2	30,505	0	2,678	12,378	0	1,007	111.83	0.00	3.30
2014	2	22,896	0	1,585	9,838	0	660	111.83	0.00	3.30
2015	1	19,599	0	1,225	8,603	0	538	111.83	0.00	3.30
2016	1	13,143	0	821	5,769	0	361	111.83	0.00	3.30
2017	1	8,128	0	508	3,568	0	223	111.83	0.00	3.30
2018	1	1,229	0	77	539	0	34	111.83	0.00	3.30

Sub-Total		100,443	0	7,300	42,864	0	3,000	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		100,443	0	7,300	42,864	0	3,000	111.83	0.00	3.30

Cumulative		378	0	31
Ultimate		100,820	0	7,332

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	242,611	0	589,125	0	831,737	0	0	0	831,737
2013	1,384,122	0	3,324,456	0	4,708,578	0	0	0	4,708,578
2014	1,100,186	0	2,180,705	0	3,280,891	0	0	0	3,280,891
2015	961,992	0	1,775,484	0	2,737,476	0	0	0	2,737,476
2016	645,086	0	1,190,592	0	1,835,677	0	0	0	1,835,677
2017	398,942	0	736,300	0	1,135,241	0	0	0	1,135,241
2018	60,323	0	111,334	0	171,658	0	0	0	171,658

Sub-Total	4,793,261	0	9,907,997	0	14,701,259	0	0	0	14,701,259
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,793,261	0	9,907,997	0	14,701,259	0	0	0	14,701,259

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	5,637	0	0	0	5,637	826,099	826,099	801,978
2013	212,113	0	0	0	212,113	4,496,465	5,322,564	4,063,138
2014	96,401	0	0	0	96,401	3,184,490	8,507,054	2,620,210
2015	105,243	0	0	0	105,243	2,632,232	11,139,286	1,955,893
2016	125,387	0	0	0	125,387	1,710,290	12,849,576	1,153,205
2017	120,231	0	0	0	120,231	1,015,010	13,864,587	619,572
2018	23,433	0	0	0	23,433	148,225	14,012,811	84,832

Sub-Total	688,447	0	0	0	688,447	14,012,811		11,298,828
Remainder	0	0	0	0	0	0	14,012,811	0
Total Future	688,447	0	0	0	688,447	14,012,811		11,298,828

Life of summary is: 5.71 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 190

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,920,176
FINAL								10.00%	2,970,051
REMARKS								15.00%	1,213,889
								20.00%	101,611
								25.00%	-582,511

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	-11,633	0	-582	-5,106	0	-256	111.83	0.00	3.30
2014	0	2,233	0	111	980	0	49	111.82	0.00	3.30
2015	0	-31,277	0	-1,565	-13,728	0	-687	111.82	0.00	3.30
2016	0	-21,448	0	-1,073	-9,414	0	-471	111.83	0.00	3.30
2017	0	-11,673	0	-584	-5,124	0	-256	111.83	0.00	3.30
2018	1	60,224	0	3,012	26,434	0	1,322	111.83	0.00	3.30
2019	1	59,048	0	2,953	25,918	0	1,296	111.82	0.00	3.30
2020	1	35,111	0	1,756	15,411	0	771	111.83	0.00	3.30
2021	1	20,761	0	1,038	9,113	0	456	111.82	0.00	3.30
2022	1	12,319	0	616	5,407	0	270	111.82	0.00	3.30
2023	1	3,491	0	175	1,532	0	77	111.83	0.00	3.30

Sub-Total		117,157	0	5,857	51,424	0	2,571	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		117,157	0	5,857	51,424	0	2,571	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		117,157	0	5,857

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	-570,984	0	-843,737	0	-1,414,721	0	0	0	-1,414,721
2014	109,589	0	160,714	0	270,303	0	0	0	270,303
2015	-1,535,189	0	-2,268,096	0	-3,803,285	0	0	0	-3,803,285
2016	-1,052,716	0	-1,555,164	0	-2,607,880	0	0	0	-2,607,880
2017	-572,941	0	-846,270	0	-1,419,211	0	0	0	-1,419,211
2018	2,956,013	0	4,365,447	0	7,321,460	0	0	0	7,321,460
2019	2,898,266	0	4,280,167	0	7,178,433	0	0	0	7,178,433
2020	1,723,368	0	2,545,074	0	4,268,443	0	0	0	4,268,443
2021	1,019,031	0	1,504,908	0	2,523,939	0	0	0	2,523,939
2022	604,676	0	892,987	0	1,497,663	0	0	0	1,497,663
2023	171,362	0	253,068	0	424,429	0	0	0	424,429

Sub-Total	5,750,476	0	8,489,098	0	14,239,574	0	0	0	14,239,574
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,750,476	0	8,489,098	0	14,239,574	0	0	0	14,239,574

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	-76,396	0	-213,514	0	-289,909	-1,124,811	-1,124,811	-993,883
2014	-44,482	0	213,514	0	169,032	101,271	-1,023,540	47,576
2015	-26,740	0	-213,514	0	-240,254	-3,563,031	-4,586,572	-2,599,503
2016	-20,529	0	0	0	-20,529	-2,587,351	-7,173,923	-1,750,573
2017	-76,088	0	0	0	-76,088	-1,343,124	-8,517,047	-816,834
2018	555,172	0	213,514	0	768,686	6,552,774	-1,964,273	3,552,052
2019	951,487	0	0	0	951,487	6,226,946	4,262,674	3,116,669
2020	928,578	0	0	0	928,578	3,339,865	7,602,538	1,513,921
2021	914,844	0	0	0	914,844	1,609,095	9,211,633	660,941
2022	906,765	0	0	0	906,765	590,898	9,802,531	220,572
2023	369,203	0	0	0	369,203	55,227	9,857,758	19,113

Sub-Total	4,381,816	0	0	0	4,381,816	9,857,758		2,970,051
Remainder	0	0	0	0	0	0	9,857,758	0
Total Future	4,381,816	0	0	0	4,381,816	9,857,758		2,970,051

Life of summary is: 10.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 191

FIELD SUMMARY
EUGENE ISLAND BLOCK 251/262								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	9,808,406
FINAL								10.00%	9,065,621
REMARKS								15.00%	7,499,860
								20.00%	6,266,429
								25.00%	5,284,838

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	5,059	0	422	2,221	0	185	111.83	0.00	3.30
2014	2	17,732	0	1,572	7,493	0	642	111.83	0.00	3.30
2015	2	11,235	0	819	4,808	0	339	111.83	0.00	3.30
2016	0	15,587	0	974	6,841	0	428	111.83	0.00	3.30
2017	0	14,466	0	904	6,350	0	397	111.82	0.00	3.30
2018	1	14,356	0	897	6,301	0	394	111.83	0.00	3.30
2019	1	10,751	0	672	4,719	0	295	111.82	0.00	3.30
2020	1	7,433	0	465	3,262	0	204	111.82	0.00	3.30
2021	1	974	0	61	427	0	27	111.83	0.00	3.30

Sub-Total		97,592	0	6,785	42,423	0	2,909	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		97,592	0	6,785	42,423	0	2,909	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		97,592	0	6,785

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	248,313	0	611,059	0	859,372	0	0	0	859,372
2014	837,929	0	2,119,533	0	2,957,463	0	0	0	2,957,463
2015	537,611	0	1,118,437	0	1,656,048	0	0	0	1,656,048
2016	765,049	0	1,412,001	0	2,177,050	0	0	0	2,177,050
2017	710,052	0	1,310,496	0	2,020,548	0	0	0	2,020,548
2018	704,657	0	1,300,538	0	2,005,195	0	0	0	2,005,195
2019	527,681	0	973,905	0	1,501,586	0	0	0	1,501,586
2020	364,815	0	673,315	0	1,038,131	0	0	0	1,038,131
2021	47,791	0	88,205	0	135,996	0	0	0	135,996

Sub-Total	4,743,898	0	9,607,490	0	14,351,388	0	0	0	14,351,388
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,743,898	0	9,607,490	0	14,351,388	0	0	0	14,351,388

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	5,802	0	0	0	5,802	853,571	853,571	752,656
2014	172,119	0	0	0	172,119	2,785,343	3,638,914	2,285,353
2015	100,351	0	0	0	100,351	1,555,697	5,194,611	1,158,182
2016	16,026	0	0	0	16,026	2,161,024	7,355,635	1,446,832
2017	14,874	0	0	0	14,874	2,005,674	9,361,309	1,222,140
2018	104,466	0	0	0	104,466	1,900,729	11,262,038	1,046,136
2019	122,928	0	0	0	122,928	1,378,658	12,640,696	688,949
2020	119,516	0	0	0	119,516	918,614	13,559,310	415,570
2021	18,900	0	0	0	18,900	117,096	13,676,406	49,801

Sub-Total	674,982	0	0	0	674,982	13,676,406		9,065,621
Remainder	0	0	0	0	0	0	13,676,406	0
Total Future	674,982	0	0	0	674,982	13,676,406		9,065,621

Life of summary is: 8.67 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 192

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03331 #A-10ST (A-20)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.72937500							8.00%	0
FINAL	0.72937500							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	782
Ultimate		0	0	782

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 193

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03331 #C-01 (D-3A FBG)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	5,394,977
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	5,295,792
REMARKS								15.00%	5,060,660
								20.00%	4,842,519
								25.00%	4,639,843

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	14,257	0	891	6,258	0	391	111.82	0.00	3.30
2013	1	18,786	0	1,174	8,246	0	515	111.83	0.00	3.30
2014	1	9,640	0	603	4,231	0	264	111.83	0.00	3.30
2015	1	1,534	0	96	673	0	42	111.83	0.00	3.30

Sub-Total		44,217	0	2,764	19,408	0	1,213	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		44,217	0	2,764	19,408	0	1,213	111.83	0.00	3.30

Cumulative		931,698	0	33,761
Ultimate		975,916	0	36,525

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	699,763	0	1,291,506	0	1,991,268	0	0	0	1,991,268
2013	922,073	0	1,701,809	0	2,623,882	0	0	0	2,623,882
2014	473,185	0	873,327	0	1,346,512	0	0	0	1,346,512
2015	75,308	0	138,990	0	214,298	0	0	0	214,298

Sub-Total	2,170,328	0	4,005,632	0	6,175,960	0	0	0	6,175,960
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,170,328	0	4,005,632	0	6,175,960	0	0	0	6,175,960

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	70,596	0	0	0	70,596	1,920,673	1,920,673	1,873,777
2013	131,190	0	0	0	131,190	2,492,692	4,413,365	2,269,236
2014	121,786	0	0	0	121,786	1,224,726	5,638,091	1,009,567
2015	28,360	0	0	0	28,360	185,938	5,824,029	143,211

Sub-Total	351,931	0	0	0	351,931	5,824,029		5,295,792
Remainder	0	0	0	0	0	0	5,824,029	0
Total Future	351,931	0	0	0	351,931	5,824,029		5,295,792
Life of evaluation is: 2.75 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 194

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03331 #C-01 (D-3A FBG)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	7,645,366
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	7,242,289
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	6,343,648
								20.00%	5,579,158
								25.00%	4,926,117

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	262	0	16	115	0	7	111.82	0.00	3.30
2013	0	10,014	0	626	4,396	0	275	111.82	0.00	3.30
2014	0	18,969	0	1,186	8,326	0	520	111.83	0.00	3.30
2015	1	19,599	0	1,225	8,603	0	538	111.83	0.00	3.30
2016	1	13,143	0	821	5,769	0	361	111.83	0.00	3.30
2017	1	8,128	0	508	3,568	0	223	111.83	0.00	3.30
2018	1	1,229	0	77	539	0	34	111.83	0.00	3.30

Sub-Total		71,344	0	4,459	31,315	0	1,957	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		71,344	0	4,459	31,315	0	1,957	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		71,344	0	4,459

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	12,847	0	23,711	0	36,558	0	0	0	36,558
2013	491,528	0	907,180	0	1,398,707	0	0	0	1,398,707
2014	931,086	0	1,718,444	0	2,649,530	0	0	0	2,649,530
2015	961,992	0	1,775,484	0	2,737,476	0	0	0	2,737,476
2016	645,086	0	1,190,592	0	1,835,677	0	0	0	1,835,677
2017	398,942	0	736,300	0	1,135,241	0	0	0	1,135,241
2018	60,323	0	111,334	0	171,658	0	0	0	171,658

Sub-Total	3,501,802	0	6,463,045	0	9,964,847	0	0	0	9,964,847
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,501,802	0	6,463,045	0	9,964,847	0	0	0	9,964,847

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	269	0	0	0	269	36,288	36,288	34,728
2013	10,296	0	0	0	10,296	1,388,411	1,424,699	1,243,922
2014	19,504	0	0	0	19,504	2,630,026	4,054,725	2,150,137
2015	105,243	0	0	0	105,243	2,632,232	6,686,958	1,955,893
2016	125,387	0	0	0	125,387	1,710,290	8,397,248	1,153,205
2017	120,231	0	0	0	120,231	1,015,010	9,412,258	619,572
2018	23,433	0	0	0	23,433	148,225	9,560,483	84,832

Sub-Total	404,364	0	0	0	404,364	9,560,483		7,242,289
Remainder	0	0	0	0	0	0	9,560,483	0
Total Future	404,364	0	0	0	404,364	9,560,483		7,242,289

Life of evaluation is: 5.71 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 195

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 03331 #C-01 (D-3A FBG)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	6,282,527
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	5,670,100
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	4,407,574
								20.00%	3,447,765
								25.00%	2,713,297

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	190	0	12	83	0	5	111.82	0.00	3.30
2015	0	7,667	0	479	3,365	0	210	111.83	0.00	3.30
2016	0	15,587	0	974	6,841	0	428	111.82	0.00	3.30
2017	0	14,466	0	904	6,350	0	397	111.83	0.00	3.30
2018	1	14,356	0	897	6,301	0	394	111.83	0.00	3.30
2019	1	10,751	0	672	4,719	0	295	111.83	0.00	3.30
2020	1	7,433	0	465	3,262	0	204	111.83	0.00	3.30
2021	1	974	0	61	427	0	27	111.83	0.00	3.30

Sub-Total		71,423	0	4,464	31,350	0	1,959	111.82	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		71,423	0	4,464	31,350	0	1,959	111.82	0.00	3.30

Cumulative		0	0	0
Ultimate		71,423	0	4,464

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	9,329	0	17,218	0	26,547	0	0	0	26,547
2015	376,301	0	694,514	0	1,070,816	0	0	0	1,070,816
2016	765,049	0	1,412,001	0	2,177,050	0	0	0	2,177,050
2017	710,052	0	1,310,496	0	2,020,548	0	0	0	2,020,548
2018	704,657	0	1,300,538	0	2,005,195	0	0	0	2,005,195
2019	527,681	0	973,905	0	1,501,586	0	0	0	1,501,586
2020	364,815	0	673,315	0	1,038,131	0	0	0	1,038,131
2021	47,791	0	88,205	0	135,996	0	0	0	135,996

Sub-Total	3,505,675	0	6,470,193	0	9,975,868	0	0	0	9,975,868
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,505,675	0	6,470,193	0	9,975,868	0	0	0	9,975,868

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	195	0	0	0	195	26,351	26,351	20,667
2015	7,883	0	0	0	7,883	1,062,933	1,089,284	780,004
2016	16,026	0	0	0	16,026	2,161,024	3,250,308	1,446,832
2017	14,874	0	0	0	14,874	2,005,674	5,255,982	1,222,140
2018	104,466	0	0	0	104,466	1,900,729	7,156,711	1,046,136
2019	122,928	0	0	0	122,928	1,378,658	8,535,369	688,949
2020	119,516	0	0	0	119,516	918,614	9,453,983	415,570
2021	18,900	0	0	0	18,900	117,096	9,571,079	49,801

Sub-Total	404,788	0	0	0	404,788	9,571,079		5,670,100
Remainder	0	0	0	0	0	0	9,571,079	0
Total Future	404,788	0	0	0	404,788	9,571,079		5,670,100

Life of evaluation is: 8.67 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 196

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03331 #C-01 (D-2A FBG)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	8,630,036
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	8,021,444
REMARKS								15.00%	6,691,135
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	5,593,026
								25.00%	4,684,501

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	49,109	0	2,456	21,556	0	1,078	111.82	0.00	3.30
2016	1	33,195	0	1,660	14,570	0	729	111.83	0.00	3.30
2017	1	15,093	0	755	6,625	0	331	111.82	0.00	3.30
2018	1	3,502	0	175	1,537	0	77	111.82	0.00	3.30

Sub-Total		100,900	0	5,046	44,288	0	2,215	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		100,900	0	5,046	44,288	0	2,215	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		100,900	0	5,046

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	2,410,447	0	3,559,753	0	5,970,200	0	0	0	5,970,200
2016	1,629,341	0	2,406,214	0	4,035,555	0	0	0	4,035,555
2017	740,806	0	1,094,024	0	1,834,829	0	0	0	1,834,829
2018	171,908	0	253,874	0	425,781	0	0	0	425,781

Sub-Total	4,952,501	0	7,313,865	0	12,266,366	0	0	0	12,266,366
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,952,501	0	7,313,865	0	12,266,366	0	0	0	12,266,366

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	130,906	0	213,514	0	344,420	5,625,780	5,625,780	4,131,570
2016	143,644	0	0	0	143,644	3,891,911	9,517,690	2,630,559
2017	126,319	0	0	0	126,319	1,708,510	11,226,201	1,045,467
2018	48,637	0	0	0	48,637	377,144	11,603,344	213,849

Sub-Total	449,507	0	213,514	0	663,021	11,603,344		8,021,444
Remainder	0	0	0	0	0	0	11,603,344	0
Total Future	449,507	0	213,514	0	663,021	11,603,344		8,021,444

Life of evaluation is: 5.91 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 197

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03331 #C-01 (D-2A FBG)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	4,066,786
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	2,985,438
REMARKS								15.00%	1,036,429
	INCREMENTAL PROBABLE RESERVES FOR ADDITIONAL VOLUME TO AMPLITUDE LIMIT.							20.00%	-142,828
								25.00%	-823,774

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	-49,109	0	-2,456	-21,556	0	-1,078	111.83	0.00	3.30
2016	-1	-33,195	0	-1,660	-14,570	0	-729	111.83	0.00	3.30
2017	-1	-15,093	0	-755	-6,625	0	-331	111.83	0.00	3.30
2018	1	60,224	0	3,012	26,434	0	1,322	111.82	0.00	3.30
2019	1	59,048	0	2,953	25,918	0	1,296	111.83	0.00	3.30
2020	1	35,111	0	1,756	15,411	0	771	111.82	0.00	3.30
2021	1	20,761	0	1,038	9,113	0	456	111.83	0.00	3.30
2022	1	12,319	0	616	5,407	0	270	111.82	0.00	3.30
2023	1	3,491	0	175	1,532	0	77	111.83	0.00	3.30

Sub-Total		93,558	0	4,679	41,065	0	2,054	111.82	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		93,558	0	4,679	41,065	0	2,054	111.82	0.00	3.30

Cumulative		0	0	0
Ultimate		93,558	0	4,679

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	-2,410,447	0	-3,559,753	0	-5,970,200	0	0	0	-5,970,200
2016	-1,629,341	0	-2,406,214	0	-4,035,555	0	0	0	-4,035,555
2017	-740,806	0	-1,094,024	0	-1,834,829	0	0	0	-1,834,829
2018	2,956,013	0	4,365,447	0	7,321,460	0	0	0	7,321,460
2019	2,898,266	0	4,280,167	0	7,178,433	0	0	0	7,178,433
2020	1,723,368	0	2,545,074	0	4,268,443	0	0	0	4,268,443
2021	1,019,031	0	1,504,908	0	2,523,939	0	0	0	2,523,939
2022	604,676	0	892,987	0	1,497,663	0	0	0	1,497,663
2023	171,362	0	253,068	0	424,429	0	0	0	424,429

Sub-Total	4,592,124	0	6,781,659	0	11,373,783	0	0	0	11,373,783
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,592,124	0	6,781,659	0	11,373,783	0	0	0	11,373,783

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	-130,906	0	-213,514	0	-344,420	-5,625,780	-5,625,780	-4,131,570
2016	-143,644	0	0	0	-143,644	-3,891,911	-9,517,690	-2,630,559
2017	-126,319	0	0	0	-126,319	-1,708,510	-11,226,201	-1,045,467
2018	96,259	0	213,514	0	309,773	7,011,687	-4,214,513	3,799,388
2019	168,387	0	0	0	168,387	7,010,046	2,795,533	3,506,808
2020	145,478	0	0	0	145,478	4,122,965	6,918,498	1,867,016
2021	131,744	0	0	0	131,744	2,392,195	9,310,693	980,581
2022	123,665	0	0	0	123,665	1,373,998	10,684,691	509,934
2023	49,075	0	0	0	49,075	375,354	11,060,046	129,306

Sub-Total	313,738	0	0	0	313,738	11,060,046		2,985,438
Remainder	0	0	0	0	0	0	11,060,046	0
Total Future	313,738	0	0	0	313,738	11,060,046		2,985,438

Life of evaluation is: 10.92 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 198

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03331 #C-02 (D-3A FBG)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	1,670,055
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	1,658,699
REMARKS								15.00%	1,630,876
								20.00%	1,603,840
								25.00%	1,577,564

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	7,659	0	638	3,362	0	280	111.83	0.00	3.30
2013	1	3,063	0	255	1,345	0	112	111.83	0.00	3.30

Sub-Total		10,723	0	894	4,707	0	392	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,723	0	894	4,707	0	392	111.83	0.00	3.30

Cumulative		325,232	0	21,506
Ultimate		335,955	0	22,400

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	375,954	0	925,164	0	1,301,117	0	0	0	1,301,117
2013	150,353	0	369,996	0	520,349	0	0	0	520,349

Sub-Total	526,307	0	1,295,160	0	1,821,466	0	0	0	1,821,466
Remainder	0	0	0	0	0	0	0	0	0
Total Future	526,307	0	1,295,160	0	1,821,466	0	0	0	1,821,466

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	64,721	0	0	0	64,721	1,236,396	1,236,396	1,208,786
2013	39,918	0	0	0	39,918	480,431	1,716,827	449,913

Sub-Total	104,639	0	0	0	104,639	1,716,827		1,658,699
Remainder	0	0	0	0	0	0	1,716,827	0
Total Future	104,639	0	0	0	104,639	1,716,827		1,658,699
Life of evaluation is: 0.84 years.

Final production rate: 52.556 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 199

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03331 #C-02 (D-3A FBG)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	3,675,217
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	3,609,476
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	3,451,855
								20.00%	3,303,329
								25.00%	3,163,287

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	4,681	0	390	2,055	0	171	111.83	0.00	3.30
2013	1	16,358	0	1,363	7,180	0	598	111.82	0.00	3.30
2014	1	3,063	0	255	1,345	0	112	111.82	0.00	3.30

Sub-Total		24,102	0	2,009	10,579	0	882	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,102	0	2,009	10,579	0	882	111.83	0.00	3.30

Cumulative		378	0	31
Ultimate		24,480	0	2,040

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	229,764	0	565,415	0	795,179	0	0	0	795,179
2013	802,894	0	1,975,799	0	2,778,693	0	0	0	2,778,693
2014	150,353	0	369,996	0	520,349	0	0	0	520,349

Sub-Total	1,183,012	0	2,911,209	0	4,094,221	0	0	0	4,094,221
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,183,012	0	2,911,209	0	4,094,221	0	0	0	4,094,221

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES -$
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	5,368	0	0	0	5,368	789,811	789,811	767,251
2013	94,228	0	0	0	94,228	2,684,465	3,474,276	2,434,930
2014	39,918	0	0	0	39,918	480,431	3,954,707	407,295

Sub-Total	139,515	0	0	0	139,515	3,954,707		3,609,476
Remainder	0	0	0	0	0	0	3,954,707	0
Total Future	139,515	0	0	0	139,515	3,954,707		3,609,476

Life of evaluation is: 1.83 years.

Final production rate: 52.556 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 200

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 03331 #C-02 (D-3A FBG)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	3,452,913
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	3,325,649
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	3,029,561
								20.00%	2,762,322
								25.00%	2,520,902

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	5,059	0	422	2,221	0	185	111.83	0.00	3.30
2014	1	16,358	0	1,363	7,180	0	598	111.83	0.00	3.30
2015	1	3,063	0	255	1,345	0	112	111.83	0.00	3.30

Sub-Total		24,480	0	2,040	10,745	0	895	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,480	0	2,040	10,745	0	895	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		24,480	0	2,040

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	248,313	0	611,059	0	859,372	0	0	0	859,372
2014	802,894	0	1,975,799	0	2,778,693	0	0	0	2,778,693
2015	150,353	0	369,996	0	520,349	0	0	0	520,349

Sub-Total	1,201,560	0	2,956,854	0	4,158,414	0	0	0	4,158,414
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,201,560	0	2,956,854	0	4,158,414	0	0	0	4,158,414

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	5,802	0	0	0	5,802	853,571	853,571	752,656
2014	94,228	0	0	0	94,228	2,684,465	3,538,035	2,204,279
2015	39,918	0	0	0	39,918	480,431	4,018,466	368,713

Sub-Total	139,948	0	0	0	139,948	4,018,466		3,325,649
Remainder	0	0	0	0	0	0	4,018,466	0
Total Future	139,948	0	0	0	139,948	4,018,466		3,325,649

Life of evaluation is: 2.83 years.

Final production rate: 52.556 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 201

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 03331 #C-02 (D-2A FBG)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	2,295,669
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	2,220,782
REMARKS								15.00%	2,045,334
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	1,885,378
								25.00%	1,739,407

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	11,633	0	582	5,106	0	256	111.83	0.00	3.30
2014	1	11,844	0	593	5,199	0	260	111.83	0.00	3.30
2015	1	1,723	0	86	756	0	38	111.82	0.00	3.30

Sub-Total		25,200	0	1,261	11,061	0	553	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25,200	0	1,261	11,061	0	553	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		25,200	0	1,261

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	570,984	0	843,737	0	1,414,721	0	0	0	1,414,721
2014	581,350	0	859,055	0	1,440,405	0	0	0	1,440,405
2015	84,558	0	124,950	0	209,507	0	0	0	209,507

Sub-Total	1,236,892	0	1,827,742	0	3,064,634	0	0	0	3,064,634
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,236,892	0	1,827,742	0	3,064,634	0	0	0	3,064,634

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@10.00%
2012	0	0	0	0	0	0	0	0
2013	76,396	0	213,514	0	289,909	1,124,811	1,124,811	993,883
2014	123,212	0	0	0	123,212	1,317,193	2,442,005	1,085,740
2015	26,420	0	0	0	26,420	183,088	2,625,093	141,158

Sub-Total	226,027	0	213,514	0	439,541	2,625,093		2,220,782
Remainder	0	0	0	0	0	0	2,625,093	0
Total Future	226,027	0	213,514	0	439,541	2,625,093		2,220,782

Life of evaluation is: 2.73 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 202

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03331 #C-02 (D-2A FBG)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937000	0.43893000		0.43893000	111.83		3.30	8.00%	1,866,496
FINAL	0.56937000	0.43893000		0.43893000	111.83		3.30	10.00%	1,694,378
REMARKS	INCREMENTAL PROBABLE RESERVES FOR ADDITIONAL VOLUME TO AMPLITUDE LIMIT.							15.00%	1,319,415
								20.00%	1,012,188
								25.00%	760,747

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	-11,633	0	-582	-5,106	0	-256	111.83	0.00	3.30
2014	0	2,233	0	111	980	0	49	111.82	0.00	3.30
2015	1	17,832	0	891	7,827	0	391	111.83	0.00	3.30
2016	1	11,748	0	587	5,156	0	258	111.83	0.00	3.30
2017	1	3,420	0	171	1,501	0	75	111.83	0.00	3.30

Sub-Total		23,600	0	1,178	10,359	0	517	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		23,600	0	1,178	10,359	0	517	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		23,600	0	1,178

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	-570,984	0	-843,737	0	-1,414,721	0	0	0	-1,414,721
2014	109,589	0	160,714	0	270,303	0	0	0	270,303
2015	875,258	0	1,291,657	0	2,166,915	0	0	0	2,166,915
2016	576,625	0	851,050	0	1,427,675	0	0	0	1,427,675
2017	167,864	0	247,754	0	415,618	0	0	0	415,618

Sub-Total	1,158,352	0	1,707,439	0	2,865,791	0	0	0	2,865,791
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,158,352	0	1,707,439	0	2,865,791	0	0	0	2,865,791

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	-76,396	0	-213,514	0	-289,909	-1,124,811	-1,124,811	-993,883
2014	-44,482	0	213,514	0	169,032	101,271	-1,023,540	47,576
2015	104,167	0	0	0	104,167	2,062,748	1,039,208	1,532,067
2016	123,116	0	0	0	123,116	1,304,559	2,343,767	879,986
2017	50,231	0	0	0	50,231	365,387	2,709,154	228,633

Sub-Total	156,636	0	0	0	156,636	2,709,154		1,694,378
Remainder	0	0	0	0	0	0	2,709,154	0
Total Future	156,636	0	0	0	156,636	2,709,154		1,694,378

Life of evaluation is: 4.93 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 203

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVE
OCS 07736 #A-12 (D-3B FBB)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937000							8.00%	0
FINAL	0.56937000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		370,756	0	27,143
Ultimate		370,756	0	27,143

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 204

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVE
OCS 07736 #A-12 (D-1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937500	0.19409800		0.19409800	111.83		3.30	8.00%	564,497
FINAL	0.56937500	0.19409800		0.19409800	111.83		3.30	10.00%	561,486
REMARKS	NET REVENUE INTEREST IS 19.409%.							15.00%	554,075
								20.00%	546,830
								25.00%	539,746

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,427	0	738	859	0	143	111.83	0.00	3.30
2013	1	627	0	105	122	0	20	111.83	0.00	3.30

Sub-Total		5,054	0	842	981	0	163	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,054	0	842	981	0	163	111.83	0.00	3.30

Cumulative		15,374	0	2,539
Ultimate		20,428	0	3,381

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	96,081	0	472,880	0	568,961	0	0	0	568,961
2013	13,618	0	67,025	0	80,643	0	0	0	80,643

Sub-Total	109,699	0	539,906	0	649,605	0	0	0	649,605
Remainder	0	0	0	0	0	0	0	0	0
Total Future	109,699	0	539,906	0	649,605	0	0	0	649,605

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	61,989	0	0	0	61,989	506,973	506,973	495,366
2013	10,793	0	0	0	10,793	69,850	576,823	66,120

Sub-Total	72,782	0	0	0	72,782	576,823		561,486
Remainder	0	0	0	0	0	0	576,823	0
Total Future	72,782	0	0	0	72,782	576,823		561,486

Life of evaluation is: 0.59 years.

Final production rate: 90.578 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 205

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 07736 #A-12 (D-1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937500	0.19409800		0.19409800	111.83		3.30	8.00%	456,674
FINAL	0.56937500	0.19409800		0.19409800	111.83		3.30	10.00%	447,064
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	424,061
								20.00%	402,438
								25.00%	382,101

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	111.83	0.00	3.30
2013	1	4,133	0	689	802	0	134	111.83	0.00	3.30
2014	1	864	0	144	168	0	28	111.83	0.00	3.30

Sub-Total		4,996	0	833	970	0	162	111.83	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		4,996	0	833	970	0	162	111.83	0.00	3.30

Cumulative		0	0	0
Ultimate		4,996	0	833

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	89,700	0	441,478	0	531,178	0	0	0	531,178
2014	18,747	0	92,266	0	111,012	0	0	0	111,012

Sub-Total	108,447	0	533,743	0	642,190	0	0	0	642,190
Remainder	0	0	0	0	0	0	0	0	0
Total Future	108,447	0	533,743	0	642,190	0	0	0	642,190

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	107,589	0	0	0	107,589	423,589	423,589	384,286
2014	36,979	0	0	0	36,979	74,033	497,622	62,778

Sub-Total	144,568	0	0	0	144,568	497,622		447,064
Remainder	0	0	0	0	0	0	497,622	0
Total Future	144,568	0	0	0	144,568	497,622		447,064

Life of evaluation is: 1.83 years.

Final production rate: 32.011 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 206

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 07736 #A-12 (D-1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937500	0.19409800		0.19409800	111.83		3.30	8.00%	72,966
FINAL	0.56937500	0.19409800		0.19409800	111.83		3.30	10.00%	69,872
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	62,725
								20.00%	56,342
								25.00%	50,639

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	1,184	0	197	230	0	38	111.82	0.00	3.30
2015	1	505	0	84	98	0	16	111.82	0.00	3.30

Sub-Total		1,689	0	282	328	0	55	111.82	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,689	0	282	328	0	55	111.82	0.00	3.30

Cumulative		0	0	0
Ultimate		1,689	0	282

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	25,706	0	126,517	0	152,223	0	0	0	152,223
2015	10,957	0	53,926	0	64,883	0	0	0	64,883

Sub-Total	36,663	0	180,443	0	217,106	0	0	0	217,106
Remainder	0	0	0	0	0	0	0	0	0
Total Future	36,663	0	180,443	0	217,106	0	0	0	217,106

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	77,696	0	0	0	77,696	74,527	74,527	60,407
2015	52,550	0	0	0	52,550	12,333	86,860	9,465

Sub-Total	130,246	0	0	0	130,246	86,860		69,872
Remainder	0	0	0	0	0	0	86,860	0
Total Future	130,246	0	0	0	130,246	86,860		69,872

Life of evaluation is: 2.97 years.

Final production rate: 12.211 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 207

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - EI 251/262 (FIXED COSTS)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937000							8.00%	-2,713,900
FINAL	0.56937000							10.00%	-2,507,511
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS ABANDONMENT WI.							15.00%	-2,090,164
								20.00%	-1,780,749
								25.00%	-1,548,517

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	391,550	0	0	0	391,550	-391,550	-391,550	-381,837
2013	577,990	0	0	0	577,990	-577,990	-969,540	-527,877
2014	377,240	0	0	0	377,240	-377,240	-1,346,780	-309,207
2015	99,337	0	0	0	99,337	-99,337	-1,446,117	-76,443
2016	0	0	0	0	0	0	-1,446,117	0
2017	0	0	0	0	0	0	-1,446,117	0
2018	0	0	0	0	0	0	-1,446,117	0
2019	0	0	2,412,915	0	2,412,915	-2,412,915	-3,859,032	-1,212,146

Sub-Total	1,446,117	0	2,412,915	0	3,859,032	-3,859,032		-2,507,511
Remainder	0	0	0	0	0	0	-3,859,032	0
Total Future	1,446,117	0	2,412,915	0	3,859,032	-3,859,032		-2,507,511

Life of evaluation is: 2.75 years.

Final production rate: 30.963 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 208

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - EI 251/262 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937000							8.00%	-4,802,993
FINAL	0.56937000							10.00%	-4,326,246
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS ABANDONMENT WI.							15.00%	-3,354,983
								20.00%	-2,629,043
								25.00%	-2,082,324

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	205,110	0	0	0	205,110	-205,110	-205,110	-181,141
2014	405,860	0	0	0	405,860	-405,860	-610,970	-332,649
2015	683,764	0	0	0	683,764	-683,764	-1,294,733	-504,612
2016	783,100	0	0	0	783,100	-783,100	-2,077,834	-525,884
2017	783,100	0	0	0	783,100	-783,100	-2,860,934	-476,057
2018	320,128	0	0	0	320,128	-320,128	-3,181,061	-181,289
2019	0	0	4,229,285	0	4,229,285	-4,229,285	-7,410,346	-2,124,614

Sub-Total	3,181,061	0	4,229,285	0	7,410,346	-7,410,346		-4,326,246
Remainder	0	0	0	0	0	0	-7,410,346	0
Total Future	3,181,061	0	4,229,285	0	7,410,346	-7,410,346		-4,326,246

Life of evaluation is: 5.92 years.

Final production rate: 31.087 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 209

EUGENE ISLAND BLOCK 251/262, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
P/F EXPENSES - EI 251/262 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.56937000							8.00%	-2,013,106
FINAL	0.56937000							10.00%	-1,709,765
REMARKS								15.00%	-1,141,954
								20.00%	-767,749
								25.00%	-519,484

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	458,914	0	0	0	458,914	-458,914	-458,914	-247,335
2019	783,100	0	0	0	783,100	-783,100	-1,242,014	-390,139
2020	783,100	0	0	0	783,100	-783,100	-2,025,114	-353,095
2021	783,100	0	0	0	783,100	-783,100	-2,808,214	-319,640
2022	783,100	0	0	0	783,100	-783,100	-3,591,314	-289,362
2023	320,128	0	0	0	320,128	-320,128	-3,911,442	-110,193

Sub-Total	3,911,442	0	0	0	3,911,442	-3,911,442		-1,709,765
Remainder	0	0	0	0	0	0	-3,911,442	0
Total Future	3,911,442	0	0	0	3,911,442	-3,911,442		-1,709,765
Life of evaluation is: 10.92 years.

Final production rate: 4.760 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 210

FIELD SUMMARY
EUGENE ISLAND BLOCK 318								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-1,963,095
FINAL								10.00%	-1,922,402
REMARKS								15.00%	-1,824,596
								20.00%	-1,732,132
								25.00%	-1,644,698

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	59	0	13	37	0	8	111.61	0.00	3.40
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		59	0	13	37	0	8	111.61	0.00	3.40
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		59	0	13	37	0	8	111.61	0.00	3.40

Cumulative		211,534	0	5,411
Ultimate		211,593	0	5,424

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	4,130	0	27,973	0	32,103	0	0	0	32,103
2013	0	0	0	0	0	0	0	0	0

Sub-Total	4,130	0	27,973	0	32,103	0	0	0	32,103
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,130	0	27,973	0	32,103	0	0	0	32,103

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	29,998	0	0	0	29,998	2,105	2,105	2,098
2013	0	0	2,137,500	0	2,137,500	-2,137,500	-2,135,395	-1,924,500

Sub-Total	29,998	0	2,137,500	0	2,167,498	-2,135,395		-1,922,402
Remainder	0	0	0	0	0	0	-2,135,395	0
Total Future	29,998	0	2,137,500	0	2,167,498	-2,135,395		-1,922,402

Life of summary is: 0.06 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 211

FIELD SUMMARY
EUGENE ISLAND BLOCK 318								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-1,963,095
FINAL								10.00%	-1,922,402
REMARKS								15.00%	-1,824,596
								20.00%	-1,732,132
								25.00%	-1,644,698

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	59	0	13	37	0	8	111.61	0.00	3.40
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		59	0	13	37	0	8	111.61	0.00	3.40
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		59	0	13	37	0	8	111.61	0.00	3.40

Cumulative		154,145	0	4,325
Ultimate		154,204	0	4,338

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	4,130	0	27,973	0	32,103	0	0	0	32,103
2013	0	0	0	0	0	0	0	0	0

Sub-Total	4,130	0	27,973	0	32,103	0	0	0	32,103
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,130	0	27,973	0	32,103	0	0	0	32,103

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	29,998	0	0	0	29,998	2,105	2,105	2,098
2013	0	0	2,137,500	0	2,137,500	-2,137,500	-2,135,395	-1,924,500

Sub-Total	29,998	0	2,137,500	0	2,167,498	-2,135,395		-1,922,402
Remainder	0	0	0	0	0	0	-2,135,395	0
Total Future	29,998	0	2,137,500	0	2,167,498	-2,135,395		-1,922,402

Life of summary is: 0.06 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 212

FIELD SUMMARY
EUGENE ISLAND BLOCK 318								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		57,389	0	1,086
Ultimate		57,389	0	1,086

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0		0	0	0	0	0
Remainder	0	0	0		0	0	0	0	0
Total Future	0	0	0		0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 213

EUGENE ISLAND BLOCK 318, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVE
OCS 27121 #A-1 (#1) (10300’ AB FBA)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.75000000	0.63000000		0.63000000	111.61		3.40	8.00%	-1,963,095
FINAL	0.75000000	0.63000000		0.63000000	111.61		3.40	10.00%	-1,922,402
REMARKS	ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-1,824,596
								20.00%	-1,732,132
								25.00%	-1,644,698

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	59	0	13	37	0	8	111.61	0.00	3.40
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		59	0	13	37	0	8	111.61	0.00	3.40
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		59	0	13	37	0	8	111.61	0.00	3.40

Cumulative		154,145	0	4,325
Ultimate		154,204	0	4,338

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	4,130	0	27,973	0	32,103	0	0	0	32,103
2013	0	0	0	0	0	0	0	0	0

Sub-Total	4,130	0	27,973	0	32,103	0	0	0	32,103
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,130	0	27,973	0	32,103	0	0	0	32,103

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	29,998	0	0	0	29,998	2,105	2,105	2,098
2013	0	0	2,137,500	0	2,137,500	-2,137,500	-2,135,395	-1,924,500

Sub-Total	29,998	0	2,137,500	0	2,167,498	-2,135,395		-1,922,402
Remainder	0	0	0	0	0	0	-2,135,395	0
Total Future	29,998	0	2,137,500	0	2,167,498	-2,135,395		-1,922,402

Life of evaluation is: 0.06 years.

Final production rate: 19.721 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 214

EUGENE ISLAND BLOCK 318, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 27121 #A-2 (#2) (10300’ A FBB)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.75000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL IS OFF PRODUCTION AT YE2011 WITH NO PLANS TO RESTORE PRODUCTION. WELL WAS RECOMPLETED BACK TO THIS ZONE IN 4/2011.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		57,389	0	1,086
Ultimate		57,389	0	1,086

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 215

FIELD SUMMARY
EUGENE ISLAND BLOCK 346								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,178,258
FINAL								10.00%	3,176,857
REMARKS								15.00%	3,158,941
								20.00%	3,124,148
								25.00%	3,076,374

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	20,310	0	406	7,955	0	159	106.77	0.00	3.43
2013	1	47,627	0	953	18,656	0	373	106.77	0.00	3.43
2014	1	19,582	0	392	7,670	0	153	106.77	0.00	3.43
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		87,519	0	1,750	34,281	0	686	106.77	0.00	3.43
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		87,519	0	1,750	34,281	0	686	106.77	0.00	3.43

Cumulative		431,425	0	4,722
Ultimate		518,944	0	6,472

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	849,361	0	546,143	0	1,395,505	0	0	0	1,395,505
2013	1,991,809	0	1,280,743	0	3,272,552	0	0	0	3,272,552
2014	818,941	0	526,583	0	1,345,523	0	0	0	1,345,523
2015	0	0	0	0	0	0	0	0	0

Sub-Total	3,660,111	0	2,353,469	0	6,013,580	0	0	0	6,013,580
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,660,111	0	2,353,469	0	6,013,580	0	0	0	6,013,580

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	130,838	0	225,000	0	355,838	1,039,666	1,039,666	998,996
2013	453,177	0	0	0	453,177	2,819,375	3,859,041	2,572,998
2014	437,768	0	0	0	437,768	907,756	4,766,797	751,760
2015	0	0	1,625,000	0	1,625,000	-1,625,000	3,141,797	-1,146,897

Sub-Total	1,021,783	0	1,850,000	0	2,871,783	3,141,797		3,176,857
Remainder	0	0	0	0	0	0	3,141,797	0
Total Future	1,021,783	0	1,850,000	0	2,871,783	3,141,797		3,176,857

Life of summary is: 2.50 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 216

FIELD SUMMARY
EUGENE ISLAND BLOCK 346								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,178,258
FINAL								10.00%	3,176,857
REMARKS								15.00%	3,158,941
								20.00%	3,124,148
								25.00%	3,076,374

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	20,310	0	406	7,955	0	159	106.77	0.00	3.43
2013	1	47,627	0	953	18,656	0	373	106.77	0.00	3.43
2014	1	19,582	0	392	7,670	0	153	106.77	0.00	3.43
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		87,519	0	1,750	34,281	0	686	106.77	0.00	3.43
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		87,519	0	1,750	34,281	0	686	106.77	0.00	3.43

Cumulative		0	0	0
Ultimate		87,519	0	1,750

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	849,361	0	546,143	0	1,395,505	0	0	0	1,395,505
2013	1,991,809	0	1,280,743	0	3,272,552	0	0	0	3,272,552
2014	818,941	0	526,583	0	1,345,523	0	0	0	1,345,523
2015	0	0	0	0	0	0	0	0	0

Sub-Total	3,660,111	0	2,353,469	0	6,013,580	0	0	0	6,013,580
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,660,111	0	2,353,469	0	6,013,580	0	0	0	6,013,580

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	130,838	0	225,000	0	355,838	1,039,666	1,039,666	998,996
2013	453,177	0	0	0	453,177	2,819,375	3,859,041	2,572,998
2014	437,768	0	0	0	437,768	907,756	4,766,797	751,760
2015	0	0	1,625,000	0	1,625,000	-1,625,000	3,141,797	-1,146,897

Sub-Total	1,021,783	0	1,850,000	0	2,871,783	3,141,797		3,176,857
Remainder	0	0	0	0	0	0	3,141,797	0
Total Future	1,021,783	0	1,850,000	0	2,871,783	3,141,797		3,176,857

Life of summary is: 2.50 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 217

FIELD SUMMARY
EUGENE ISLAND BLOCK 346								PROVED DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		431,425	0	4,722
Ultimate		431,425	0	4,722

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 218

EUGENE ISLAND BLOCK 346, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 14482 #B-1 (#7) (12100’)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.50000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		430,857	0	4,032
Ultimate		430,857	0	4,032

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 219

EUGENE ISLAND BLOCK 346, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 14482 #B-1 (#7) (11650’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.39170000		0.39170000	106.77		3.43	8.00%	3,178,258
FINAL	0.50000000	0.39170000		0.39170000	106.77		3.43	10.00%	3,176,857
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	3,158,941
	OTHER COSTS INCLUDE PHA FEES SUBJECT TO A MONTHLY MINIMUM.							20.00%	3,124,148
								25.00%	3,076,374

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	20,310	0	406	7,955	0	159	106.77	0.00	3.43
2013	1	47,627	0	953	18,656	0	373	106.77	0.00	3.43
2014	1	19,582	0	392	7,670	0	153	106.77	0.00	3.43
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		87,519	0	1,750	34,281	0	686	106.77	0.00	3.43
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		87,519	0	1,750	34,281	0	686	106.77	0.00	3.43

Cumulative		0	0	0
Ultimate		87,519	0	1,750

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	849,361	0	546,143	0	1,395,505	0	0	0	1,395,505
2013	1,991,809	0	1,280,743	0	3,272,552	0	0	0	3,272,552
2014	818,941	0	526,583	0	1,345,523	0	0	0	1,345,523
2015	0	0	0	0	0	0	0	0	0

Sub-Total	3,660,111	0	2,353,469	0	6,013,580	0	0	0	6,013,580
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,660,111	0	2,353,469	0	6,013,580	0	0	0	6,013,580

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	130,838	0	225,000	0	355,838	1,039,666	1,039,666	998,996
2013	453,177	0	0	0	453,177	2,819,375	3,859,041	2,572,998
2014	437,768	0	0	0	437,768	907,756	4,766,797	751,760
2015	0	0	1,625,000	0	1,625,000	-1,625,000	3,141,797	-1,146,897

Sub-Total	1,021,783	0	1,850,000	0	2,871,783	3,141,797		3,176,857
Remainder	0	0	0	0	0	0	3,141,797	0
Total Future	1,021,783	0	1,850,000	0	2,871,783	3,141,797		3,176,857

Life of evaluation is: 2.50 years.

Final production rate: 20.268 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 220

EUGENE ISLAND BLOCK 346, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 14482 #B-3 (4900’)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		568	0	689
Ultimate		568	0	689

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 221

FIELD SUMMARY
EWING BANK BLOCK 947								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-8,406,283
FINAL								10.00%	-8,224,985
REMARKS								15.00%	-7,793,109
								20.00%	-7,389,910
								25.00%	-7,013,233

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	3,498,800	0	3,498,800	-3,498,800	-3,498,800	-3,328,511
2013	0	0	5,685,550	0	5,685,550	-5,685,550	-9,184,350	-4,896,474

Sub-Total	0	0	9,184,350	0	9,184,350	-9,184,350		-8,224,985
Remainder	0	0	0	0	0	0	-9,184,350	0
Total Future	0	0	9,184,350	0	9,184,350	-9,184,350		-8,224,985

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 222

EWING BANK BLOCK 947, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR P/F ABANDONMENT EW 947 (ABAND)								PROVED DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.87471300							8.00%	-8,406,283
FINAL	0.87471300							10.00%	-8,224,985
REMARKS	ABANDONMENT COSTS AND HURRICANE RELATED COSTS ARE SHOWN AS DEVELOPMENT COSTS IN 2012 & 2013.							15.00%	-7,793,109
								20.00%	-7,389,910
								25.00%	-7,013,233

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0		0	0	0	0.00	0.00	0.00
Remainder		0	0		0	0	0	0.00	0.00	0.00
Total Future		0	0		0	0	0	0.00	0.00	0.00

Cumulative		0	0		0
Ultimate		0	0		0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	3,498,800	0	3,498,800	-3,498,800	-3,498,800	-3,328,511
2013	0	0	5,685,550	0	5,685,550	-5,685,550	-9,184,350	-4,896,474

Sub-Total	0	0	9,184,350	0	9,184,350	-9,184,350		-8,224,985
Remainder	0	0	0	0	0	0	-9,184,350	0
Total Future	0	0	9,184,350	0	9,184,350	-9,184,350		-8,224,985

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 223

FIELD SUMMARY
GARDEN BANKS BLOCK 0072								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-1,780,802
FINAL								10.00%	-1,646,636
REMARKS								15.00%	-1,351,030
								20.00%	-1,104,769
								25.00%	-899,772

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	0	0	0	0	0	0	0.00	0.00	0.00
2013	3	98,356	0	141	32,139	0	46	105.96	0.00	3.23
2014	3	66,066	0	715	21,588	0	233	105.96	0.00	3.23
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		164,422	0	856	53,727	0	279	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		164,422	0	856	53,727	0	279	105.96	0.00	3.23

Cumulative		5,369,095	0	17,754
Ultimate		5,533,517	0	18,610

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	3,405,300	0	148,828	0	3,554,128	0	0	0	3,554,128
2014	2,287,349	0	753,451	0	3,040,800	0	0	0	3,040,800
2015	0	0	0	0	0	0	0	0	0

Sub-Total	5,692,650	0	902,279	0	6,594,928	0	0	0	6,594,928
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,692,650	0	902,279	0	6,594,928	0	0	0	6,594,928

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	2,954,663	0	195,000	0	3,149,663	404,465	404,465	352,321
2014	2,664,004	0	78,000	0	2,742,004	298,796	703,262	247,012
2015	0	0	3,129,750	0	3,129,750	-3,129,750	-2,426,488	-2,245,970

Sub-Total	5,618,667	0	3,402,750	0	9,021,417	-2,426,488		-1,646,636
Remainder	0	0	0	0	0	0	-2,426,488	0
Total Future	5,618,667	0	3,402,750	0	9,021,417	-2,426,488		-1,646,636

Life of summary is: 2.34 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 224

FIELD SUMMARY
GARDEN BANKS BLOCK 0072								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-812,707
FINAL								10.00%	-760,821
REMARKS								15.00%	-645,904
								20.00%	-549,366
								25.00%	-468,240

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	0	0	0	0	0	0	0.00	0.00	0.00
2013	2	50,013	0	93	16,342	0	30	105.96	0.00	3.23
2014	2	23,013	0	52	7,520	0	17	105.96	0.00	3.23
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		73,026	0	145	23,862	0	47	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		73,026	0	145	23,862	0	47	105.96	0.00	3.23

Cumulative		4,892,864	0	9,919
Ultimate		4,965,890	0	10,063

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	1,731,563	0	97,977	0	1,829,540	0	0	0	1,829,540
2014	796,743	0	54,377	0	851,121	0	0	0	851,121
2015	0	0	0	0	0	0	0	0	0

Sub-Total	2,528,307	0	152,355	0	2,680,661	0	0	0	2,680,661
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,528,307	0	152,355	0	2,680,661	0	0	0	2,680,661

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	1,826,402	0	0	0	1,826,402	3,139	3,139	-5,342
2014	779,892	0	0	0	779,892	71,228	74,367	59,061
2015	0	0	1,135,059	0	1,135,059	-1,135,059	-1,060,692	-814,540

Sub-Total	2,606,294	0	1,135,059	0	3,741,353	-1,060,692		-760,821
Remainder	0	0	0	0	0	0	-1,060,692	0
Total Future	2,606,294	0	1,135,059	0	3,741,353	-1,060,692		-760,821

Life of summary is: 2.34 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 225

FIELD SUMMARY
GARDEN BANKS BLOCK 0072								PROVED
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		476,231	0	7,836
Ultimate		476,231	0	7,836

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 226

FIELD SUMMARY
GARDEN BANKS BLOCK 0072								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-968,094
FINAL								10.00%	-885,815
REMARKS								15.00%	-705,126
								20.00%	-555,403
								25.00%	-431,533

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	48,343	0	48	15,797	0	16	105.96	0.00	3.23
2014	2	43,053	0	663	14,068	0	216	105.96	0.00	3.23
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		91,396	0	712	29,865	0	232	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		91,396	0	712	29,865	0	232	105.96	0.00	3.23

Cumulative		0	0	0
Ultimate		91,396	0	712

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	1,673,737	0	50,851	0	1,724,588	0	0	0	1,724,588
2014	1,490,606	0	699,073	0	2,189,679	0	0	0	2,189,679
2015	0	0	0	0	0	0	0	0	0

Sub-Total	3,164,343	0	749,924	0	3,914,267	0	0	0	3,914,267
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,164,343	0	749,924	0	3,914,267	0	0	0	3,914,267

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	1,128,261	0	195,000	0	1,323,261	401,327	401,327	357,663
2014	1,884,111	0	78,000	0	1,962,111	227,568	628,894	187,952
2015	0	0	1,994,691	0	1,994,691	-1,994,691	-1,365,797	-1,431,429

Sub-Total	3,012,373	0	2,267,691	0	5,280,064	-1,365,797		-885,815
Remainder	0	0	0	0	0	0	-1,365,797	0
Total Future	3,012,373	0	2,267,691	0	5,280,064	-1,365,797		-885,815

Life of summary is: 2.34 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 227

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-01 (5200 FBA (W/2))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.39000000	0.32676000		0.32676000	105.96		3.23	8.00%	1,142,317
FINAL	0.39000000	0.32676000		0.32676000	105.96		3.23	10.00%	1,113,752
REMARKS								15.00%	1,046,091
								20.00%	983,418
								25.00%	925,312

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	33,067	0	78	10,805	0	25	105.96	0.00	3.23
2014	1	21,297	0	50	6,959	0	16	105.96	0.00	3.23

Sub-Total		54,364	0	128	17,764	0	42	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		54,364	0	128	17,764	0	42	105.96	0.00	3.23

Cumulative		2,082,760	0	4,926		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		2,137,124	0	5,054

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	1,144,846	0	81,902	0	1,226,748	0	0	0	1,226,748
2014	737,351	0	52,750	0	790,101	0	0	0	790,101

Sub-Total	1,882,197	0	134,652	0	2,016,849	0	0	0	2,016,849
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,882,197	0	134,652	0	2,016,849	0	0	0	2,016,849

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	411,350	0	0	0	411,350	815,398	815,398	740,539
2014	339,541	0	0	0	339,541	450,561	1,265,959	373,214

Sub-Total	750,891	0	0	0	750,891	1,265,959		1,113,752
Remainder	0	0	0	0	0	0	1,265,959	0
Total Future	750,891	0	0	0	750,891	1,265,959		1,113,752

Life of evaluation is: 2.34 years. Final production rate: 1,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 228

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-02 (5200 FBB)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	0
FINAL	0.39000000							10.00%	0
REMARKS	PRODUCING AT NON-COMMERCIAL RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		323,215	0	1,162		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		323,215	0	1,162

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 306 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 229

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-03 (5200 FBA (W/2))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000	0.32676000		0.32676000	105.96		3.23	8.00%	197,810
FINAL	0.39000000	0.32676000		0.32676000	105.96		3.23	10.00%	194,313
REMARKS	PRODUCTION RESTORED. PARAFFIN TREATMENT PERFORMED 5/2012. PRODUCTION IS UNECONOMIC ON A FIELD BASIS IN 2012. PRODUCTION PROJECTION RESUMES IN 2013.							15.00%	185,887
								20.00%	177,893
								25.00%	170,307

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	16,946	0	15	5,537	0	5	105.96	0.00	3.23
2014	1	1,715	0	2	561	0	1	105.96	0.00	3.23

Sub-Total		18,662	0	17	6,098	0	5	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		18,662	0	17	6,098	0	5	105.96	0.00	3.23

Cumulative		2,022,018	0	2,301		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		2,040,680	0	2,317

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	586,717	0	16,075	0	602,793	0	0	0	602,793
2014	59,392	0	1,627	0	61,019	0	0	0	61,019

Sub-Total	646,109	0	17,702	0	663,812	0	0	0	663,812
Remainder	0	0	0	0	0	0	0	0	0
Total Future	646,109	0	17,702	0	663,812	0	0	0	663,812

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	397,544	0	0	0	397,544	205,248	205,248	188,046
2014	53,694	0	0	0	53,694	7,326	212,574	6,266

Sub-Total	451,238	0	0	0	451,238	212,574		194,313
Remainder	0	0	0	0	0	0	212,574	0
Total Future	451,238	0	0	0	451,238	212,574		194,313

Life of evaluation is: 1.64 years.

Final production rate: 1,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 230

GARDEN BANKS BLOCK 0072, LOUISIANA								GAS LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-03 (4800 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000	0.32676000		0.32676000	105.96		3.23	8.00%	186,402
FINAL	0.39000000	0.32676000		0.32676000	105.96		3.23	10.00%	178,877
REMARKS								15.00%	161,415
	RECOMPLETION COST SHOWN AS DEVELOPMENT COST.							20.00%	145,720
								25.00%	131,608

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	1,243	0	622	406	0	203	105.96	0.00	3.23

Sub-Total		1,243	0	622	406	0	203	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,243	0	622	406	0	203	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		1,243	0	622

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	43,038	0	655,094	0	698,132	0	0	0	698,132

Sub-Total	43,038	0	655,094	0	698,132	0	0	0	698,132
Remainder	0	0	0	0	0	0	0	0	0
Total Future	43,038	0	655,094	0	698,132	0	0	0	698,132

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	400,173	0	78,000	0	478,173	219,959	219,959	178,877

Sub-Total	400,173	0	78,000	0	478,173	219,959		178,877
Remainder	0	0	0	0	0	0	219,959	0
Total Future	400,173	0	78,000	0	478,173	219,959		178,877

Life of evaluation is: 2.34 years.

Final production rate: 36.396 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 231

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-04 (5600 FBD)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	PARAFFIN TREATMENT PERFORMED IN 6/2012. NO ECONOMIC RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		464,871	0	1,530		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		464,871	0	1,530

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 232

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-04D (5200 FBD)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL SHUT-IN DUE TO CONTINUING PARAFFIN PROBLEMS AFTER 6/2012 TREATMENT. NO RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		444,139	0	566		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		444,139	0	566

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 233

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-04 (5500 FBD)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000	0.32676000		0.32676000	105.96		3.23	8.00%	2,106,653
FINAL	0.39000000	0.32676000		0.32676000	105.96		3.23	10.00%	2,044,594
REMARKS								15.00%	1,898,302
	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS.							20.00%	1,763,758
								25.00%	1,639,921

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	48,343	0	48	15,797	0	16	105.96	0.00	3.23
2014	1	41,810	0	42	13,662	0	14	105.96	0.00	3.23

Sub-Total		90,153	0	90	29,459	0	29	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		90,153	0	90	29,459	0	29	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		90,153	0	90

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	1,673,737	0	50,851	0	1,724,588	0	0	0	1,724,588
2014	1,447,568	0	43,979	0	1,491,547	0	0	0	1,491,547

Sub-Total	3,121,305	0	94,830	0	3,216,135	0	0	0	3,216,135
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,121,305	0	94,830	0	3,216,135	0	0	0	3,216,135

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	306,295	0	195,000	0	501,295	1,223,293	1,223,293	1,089,194
2014	337,701	0	0	0	337,701	1,153,846	2,377,140	955,400

Sub-Total	643,996	0	195,000	0	838,996	2,377,140		2,044,594
Remainder	0	0	0	0	0	0	2,377,140	0
Total Future	643,996	0	195,000	0	838,996	2,377,140		2,044,594

Life of evaluation is: 2.34 years.

Final production rate: 1,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 234

GARDEN BANKS BLOCK 0072, LOUISIANA								GAS LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-05 (4900 FBA)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	NO ECONOMIC RESERVES ASSIGNED. LAST PRODUCTION 7/2011.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		22,405	0	4,085		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		22,405	0	4,085

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0
Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 235

GARDEN BANKS BLOCK 0072, LOUISIANA								GAS LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G13363 #A-05D (4800 FBA)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	NO ECONOMIC RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		9,687	0	3,185		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		9,687	0	3,185

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 236

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT CO - OPERATOR								PROVED
P/F EXPENSES GB 72 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	-2,152,835
FINAL	0.39000000							10.00%	-2,068,886
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-1,877,881
								20.00%	-1,710,677
								25.00%	-1,563,858

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	1,017,507	0	0	0	1,017,507	-1,017,507	-1,017,507	-933,927
2014	386,658	0	0	0	386,658	-386,658	-1,404,165	-320,419
2015	0	0	1,135,059	0	1,135,059	-1,135,059	-2,539,224	-814,540

Sub-Total	1,404,165	0	1,135,059	0	2,539,224	-2,539,224		-2,068,886
Remainder	0	0	0	0	0	0	-2,539,224	0
Total Future	1,404,165	0	1,135,059	0	2,539,224	-2,539,224		-2,068,886

Life of evaluation is: 2.34 years.

Final production rate: 366 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 237

GARDEN BANKS BLOCK 0072, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT CO - OPERATOR								PROVED
P/F EXPENSES GB 72 (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	-3,261,150
FINAL	0.39000000							10.00%	-3,109,286
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-2,764,843
								20.00%	-2,464,880
								25.00%	-2,203,061

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	821,967	0	0	0	821,967	-821,967	-821,967	-731,532
2014	1,146,237	0	0	0	1,146,237	-1,146,237	-1,968,204	-946,325
2015	0	0	1,994,691	0	1,994,691	-1,994,691	-3,962,895	-1,431,429

Sub-Total	1,968,204	0	1,994,691	0	3,962,895	-3,962,895		-3,109,286
Remainder	0	0	0	0	0	0	-3,962,895	0
Total Future	1,968,204	0	1,994,691	0	3,962,895	-3,962,895		-3,109,286

Life of evaluation is: 2.34 years.

Final production rate: 269 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 238

FIELD SUMMARY
GARDEN BANKS BLOCK 0117								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	11,474,539
FINAL								10.00%	10,116,746
REMARKS								15.00%	7,580,401
								20.00%	5,906,488
								25.00%	4,781,781

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	24,917	0	91	7,332	0	27	105.96	0.00	3.23
2013	2	43,350	0	159	12,756	0	47	105.96	0.00	3.23
2014	2	36,561	0	135	10,758	0	40	105.96	0.00	3.23
2015	2	31,024	0	115	9,129	0	34	105.96	0.00	3.23
2016	2	22,820	0	87	6,715	0	26	105.96	0.00	3.23
2017	1	19,004	0	74	5,592	0	22	105.96	0.00	3.23
2018	1	16,820	0	65	4,950	0	19	105.96	0.00	3.23
2019	1	14,887	0	58	4,381	0	17	105.96	0.00	3.23
2020	1	13,210	0	51	3,887	0	15	105.96	0.00	3.23
2021	1	11,658	0	45	3,431	0	13	105.96	0.00	3.23
2022	1	397,372	0	402	116,931	0	118	105.96	0.00	3.23
2023	1	176,622	0	177	51,973	0	52	105.96	0.00	3.23
2024	1	59,723	0	60	17,574	0	18	105.96	0.00	3.23
2025	1	19,085	0	19	5,616	0	6	105.96	0.00	3.23
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		887,053	0	1,537	261,024	0	451	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		887,053	0	1,537	261,024	0	451	105.96	0.00	3.23

Cumulative		4,232,731	0	8,386
Ultimate		5,119,784	0	9,923

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	776,892	0	86,015	0	862,906	0	0	0	862,906
2013	1,351,586	0	150,516	0	1,502,102	0	0	0	1,502,102
2014	1,139,912	0	127,875	0	1,267,787	0	0	0	1,267,787
2015	967,271	0	109,231	0	1,076,502	0	0	0	1,076,502
2016	711,484	0	83,003	0	794,487	0	0	0	794,487
2017	592,531	0	69,898	0	662,428	0	0	0	662,428
2018	524,433	0	61,865	0	586,298	0	0	0	586,298
2019	464,162	0	54,755	0	518,917	0	0	0	518,917
2020	411,876	0	48,587	0	460,463	0	0	0	460,463
2021	363,483	0	42,878	0	406,361	0	0	0	406,361
2022	12,389,502	0	381,306	0	12,770,808	0	0	0	12,770,808
2023	5,506,838	0	167,810	0	5,674,647	0	0	0	5,674,647
2024	1,862,074	0	56,743	0	1,918,817	0	0	0	1,918,817
2025	595,053	0	18,133	0	613,186	0	0	0	613,186
2026	0	0	0	0	0	0	0	0	0

Sub-Total	27,657,096	0	1,458,614	0	29,115,711	0	0	0	29,115,711
Remainder	0	0	0	0	0	0	0	0	0
Total Future	27,657,096	0	1,458,614	0	29,115,711	0	0	0	29,115,711

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	64,840	0	0	0	64,840	798,067	798,067	778,607
2013	125,167	0	0	0	125,167	1,376,935	2,175,002	1,248,280
2014	120,419	0	0	0	120,419	1,147,368	3,322,370	941,595
2015	116,509	0	0	0	116,509	959,993	4,282,363	713,173
2016	100,176	0	0	0	100,176	694,311	4,976,674	467,738
2017	94,219	0	0	0	94,219	568,209	5,544,883	345,732
2018	92,535	0	0	0	92,535	493,763	6,038,646	271,980
2019	91,044	0	0	0	91,044	427,874	6,466,520	213,365
2020	89,750	0	0	0	89,750	370,713	6,837,233	167,334
2021	88,553	0	0	0	88,553	317,808	7,155,041	129,848
2022	158,937	0	3,900,000	0	4,058,937	8,711,871	15,866,912	3,160,986
2023	114,754	0	0	0	114,754	5,559,893	21,426,805	1,875,975
2024	91,461	0	0	0	91,461	1,827,357	23,254,161	558,251
2025	76,638	0	0	0	76,638	536,548	23,790,709	148,858
2026	0	0	3,802,500	0	3,802,500	-3,802,500	19,988,209	-904,976

Sub-Total	1,425,001	0	7,702,500	0	9,127,501	19,988,209		10,116,746
Remainder	0	0	0	0	0	0	19,988,209	0
Total Future	1,425,001	0	7,702,500	0	9,127,501	19,988,209		10,116,746

Life of summary is: 13.50 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 239

FIELD SUMMARY
GARDEN BANKS BLOCK 0117								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	5,215,663
FINAL								10.00%	5,003,933
REMARKS								15.00%	4,499,283
								20.00%	4,050,728
								25.00%	3,663,939

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	24,917	0	91	7,332	0	27	105.96	0.00	3.23
2013	2	43,350	0	159	12,756	0	47	105.96	0.00	3.23
2014	2	36,561	0	135	10,758	0	40	105.96	0.00	3.23
2015	2	31,024	0	115	9,129	0	34	105.96	0.00	3.23
2016	2	22,820	0	87	6,715	0	26	105.96	0.00	3.23
2017	1	19,004	0	74	5,592	0	22	105.96	0.00	3.23
2018	1	16,820	0	65	4,950	0	19	105.96	0.00	3.23
2019	1	14,887	0	58	4,381	0	17	105.96	0.00	3.23
2020	1	13,210	0	51	3,887	0	15	105.96	0.00	3.23
2021	1	11,658	0	45	3,431	0	13	105.96	0.00	3.23
2022	1	1,379	0	5	406	0	2	105.96	0.00	3.23
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		235,630	0	885	69,336	0	260	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		235,630	0	885	69,336	0	260	105.96	0.00	3.23

Cumulative		4,232,731	0	8,386
Ultimate		4,468,361	0	9,271

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	776,892	0	86,015	0	862,906	0	0	0	862,906
2013	1,351,586	0	150,516	0	1,502,102	0	0	0	1,502,102
2014	1,139,912	0	127,875	0	1,267,787	0	0	0	1,267,787
2015	967,271	0	109,231	0	1,076,502	0	0	0	1,076,502
2016	711,484	0	83,003	0	794,487	0	0	0	794,487
2017	592,531	0	69,898	0	662,428	0	0	0	662,428
2018	524,433	0	61,865	0	586,298	0	0	0	586,298
2019	464,162	0	54,755	0	518,917	0	0	0	518,917
2020	411,876	0	48,587	0	460,463	0	0	0	460,463
2021	363,483	0	42,878	0	406,361	0	0	0	406,361
2022	42,986	0	5,071	0	48,056	0	0	0	48,056
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	7,346,615	0	839,694	0	8,186,309	0	0	0	8,186,309
Remainder	0	0	0	0	0	0	0	0	0
Total Future	7,346,615	0	839,694	0	8,186,309	0	0	0	8,186,309

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@10.00%
2012	64,840	0	0	0	64,840	798,067	798,067	778,607
2013	125,167	0	0	0	125,167	1,376,935	2,175,002	1,248,280
2014	120,419	0	0	0	120,419	1,147,368	3,322,370	941,595
2015	116,509	0	0	0	116,509	959,993	4,282,363	713,173
2016	100,176	0	0	0	100,176	694,311	4,976,674	467,738
2017	94,219	0	0	0	94,219	568,209	5,544,883	345,732
2018	92,535	0	0	0	92,535	493,763	6,038,646	271,980
2019	91,044	0	0	0	91,044	427,874	6,466,520	213,365
2020	89,750	0	0	0	89,750	370,713	6,837,233	167,334
2021	88,553	0	0	0	88,553	317,808	7,155,041	129,848
2022	13,730	0	0	0	13,730	34,326	7,189,367	13,246
2023	0	0	0	0	0	0	7,189,367	0
2024	0	0	0	0	0	0	7,189,367	0
2025	0	0	0	0	0	0	7,189,367	0
2026	0	0	1,205,763	0	1,205,763	-1,205,763	5,983,605	-286,966

Sub-Total	996,942	0	1,205,763	0	2,202,704	5,983,605		5,003,933
Remainder	0	0	0	0	0	0	5,983,605	0
Total Future	996,942	0	1,205,763	0	2,202,704	5,983,605		5,003,933

Life of summary is: 9.66 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 240

FIELD SUMMARY
GARDEN BANKS BLOCK 0117								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	6,258,876
FINAL								10.00%	5,112,813
REMARKS								15.00%	3,081,117
								20.00%	1,855,761
								25.00%	1,117,841

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	1	395,993	0	396	116,525	0	116	105.96	0.00	3.23
2023	1	176,622	0	177	51,973	0	52	105.96	0.00	3.23
2024	1	59,723	0	60	17,574	0	18	105.96	0.00	3.23
2025	1	19,085	0	19	5,616	0	6	105.96	0.00	3.23
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		651,424	0	652	191,688	0	191	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		651,424	0	652	191,688	0	191	105.96	0.00	3.23

Cumulative		0	0	0
Ultimate		651,424	0	652

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	12,346,517	0	376,235	0	12,722,752	0	0	0	12,722,752
2023	5,506,838	0	167,810	0	5,674,647	0	0	0	5,674,647
2024	1,862,074	0	56,743	0	1,918,817	0	0	0	1,918,817
2025	595,053	0	18,133	0	613,186	0	0	0	613,186
2026	0	0	0	0	0	0	0	0	0

Sub-Total	20,310,481	0	618,921	0	20,929,402	0	0	0	20,929,402
Remainder	0	0	0	0	0	0	0	0	0
Total Future	20,310,481	0	618,921	0	20,929,402	0	0	0	20,929,402

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0
2022	145,207	0	3,900,000	0	4,045,207	8,677,545	8,677,545	3,147,740
2023	114,754	0	0	0	114,754	5,559,893	14,237,438	1,875,975
2024	91,461	0	0	0	91,461	1,827,357	16,064,794	558,251
2025	76,638	0	0	0	76,638	536,548	16,601,342	148,858
2026	0	0	2,596,737	0	2,596,737	-2,596,737	14,004,605	-618,011

Sub-Total	428,059	0	6,496,737	0	6,924,797	14,004,605		5,112,813
Remainder	0	0	0	0	0	0	14,004,605	0
Total Future	428,059	0	6,496,737	0	6,924,797	14,004,605		5,112,813

Life of summary is: 13.50 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 241

GARDEN BANKS BLOCK 0117, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT COMPANY - OPERATOR								PROVED
OCS G12631 #1 (GLOB ALT A)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.39000000	0.29426000		0.29426000	105.96		3.23	8.00%	1,067,411
FINAL	0.39000000	0.29426000		0.29426000	105.96		3.23	10.00%	1,037,889
REMARKS								15.00%	969,505
								20.00%	908,092
								25.00%	852,794

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	7,806	0	24	2,297	0	7	105.96	0.00	3.23
2013	1	12,370	0	39	3,640	0	11	105.96	0.00	3.23
2014	1	9,141	0	28	2,690	0	8	105.96	0.00	3.23
2015	1	6,755	0	21	1,988	0	6	105.96	0.00	3.23
2016	1	1,285	0	4	378	0	1	105.96	0.00	3.23

Sub-Total		37,357	0	116	10,993	0	34	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		37,357	0	116	10,993	0	34	105.96	0.00	3.23

Cumulative		2,303,348	0	4,068		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		2,340,705	0	4,184

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	243,390	0	23,080	0	266,470	0	0	0	266,470
2013	385,674	0	36,573	0	422,246	0	0	0	422,246
2014	285,008	0	27,027	0	312,035	0	0	0	312,035
2015	210,618	0	19,973	0	230,590	0	0	0	230,590
2016	40,065	0	3,799	0	43,865	0	0	0	43,865

Sub-Total	1,164,755	0	110,452	0	1,275,207	0	0	0	1,275,207
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,164,755	0	110,452	0	1,275,207	0	0	0	1,275,207

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	11,861	0	0	0	11,861	254,610	254,610	248,463
2013	21,710	0	0	0	21,710	400,536	655,146	363,497
2014	19,708	0	0	0	19,708	292,327	947,473	240,171
2015	18,229	0	0	0	18,229	212,361	1,159,834	157,952
2016	4,005	0	0	0	4,005	39,860	1,199,694	27,806

Sub-Total	75,513	0	0	0	75,513	1,199,694		1,037,889
Remainder	0	0	0	0	0	0	1,199,694	0
Total Future	75,513	0	0	0	75,513	1,199,694		1,037,889

Life of evaluation is: 3.73 years.

Final production rate: 450 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 242

GARDEN BANKS BLOCK 0117, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT CO - OPERATOR								PROVED
OCS G12631 #2 (GLOB ALT A)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.39000000	0.29426000		0.29426000	105.96		3.23	8.00%	4,971,770
FINAL	0.39000000	0.29426000		0.29426000	105.96		3.23	10.00%	4,659,615
REMARKS								15.00%	4,005,797
								20.00%	3,493,406
								25.00%	3,085,674

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	17,111	0	66	5,035	0	19	105.96	0.00	3.23
2013	1	30,980	0	120	9,116	0	35	105.96	0.00	3.23
2014	1	27,420	0	106	8,068	0	31	105.96	0.00	3.23
2015	1	24,268	0	94	7,141	0	28	105.96	0.00	3.23
2016	1	21,535	0	83	6,337	0	25	105.96	0.00	3.23
2017	1	19,004	0	74	5,592	0	22	105.96	0.00	3.23
2018	1	16,820	0	65	4,950	0	19	105.96	0.00	3.23
2019	1	14,887	0	58	4,381	0	17	105.96	0.00	3.23
2020	1	13,210	0	51	3,887	0	15	105.96	0.00	3.23
2021	1	11,658	0	45	3,431	0	13	105.96	0.00	3.23
2022	1	1,379	0	5	406	0	2	105.96	0.00	3.23

Sub-Total		198,272	0	768	58,344	0	226	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		198,272	0	768	58,344	0	226	105.96	0.00	3.23

Cumulative		1,929,383	0	4,318		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		2,127,656	0	5,086

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	533,502	0	62,934	0	596,436	0	0	0	596,436
2013	965,912	0	113,944	0	1,079,856	0	0	0	1,079,856
2014	854,904	0	100,849	0	955,752	0	0	0	955,752
2015	756,653	0	89,258	0	845,912	0	0	0	845,912
2016	671,419	0	79,204	0	750,623	0	0	0	750,623
2017	592,531	0	69,898	0	662,428	0	0	0	662,428
2018	524,433	0	61,865	0	586,298	0	0	0	586,298
2019	464,162	0	54,755	0	518,917	0	0	0	518,917
2020	411,876	0	48,587	0	460,463	0	0	0	460,463
2021	363,483	0	42,878	0	406,361	0	0	0	406,361
2022	42,986	0	5,071	0	48,056	0	0	0	48,056

Sub-Total	6,181,860	0	729,242	0	6,911,102	0	0	0	6,911,102
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,181,860	0	729,242	0	6,911,102	0	0	0	6,911,102

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	20,219	0	0	0	20,219	576,217	576,217	562,091
2013	37,937	0	0	0	37,937	1,041,919	1,618,136	944,104
2014	35,191	0	0	0	35,191	920,562	2,538,697	755,127
2015	32,760	0	0	0	32,760	813,152	3,351,849	603,836
2016	30,651	0	0	0	30,651	719,971	4,071,820	483,932
2017	28,699	0	0	0	28,699	633,729	4,705,549	385,562
2018	27,015	0	0	0	27,015	559,283	5,264,832	308,038
2019	25,524	0	0	0	25,524	493,394	5,758,226	246,007
2020	24,230	0	0	0	24,230	436,233	6,194,459	196,877
2021	23,033	0	0	0	23,033	383,328	6,577,787	156,592
2022	2,810	0	0	0	2,810	45,246	6,623,033	17,450

Sub-Total	288,069	0	0	0	288,069	6,623,033		4,659,615
Remainder	0	0	0	0	0	0	6,623,033	0
Total Future	288,069	0	0	0	288,069	6,623,033		4,659,615

Life of evaluation is: 9.63 years.

Final production rate: 900 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 243

GARDEN BANKS BLOCK 0117, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT CO - OPERATOR								PROVED
OCS G12631 #2 (LENTIC)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.39000000	0.29426000		0.29426000	105.96		3.23	8.00%	7,179,845
FINAL	0.39000000	0.29426000		0.29426000	105.96		3.23	10.00%	5,809,090
REMARKS								15.00%	3,428,483
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	2,030,056
								25.00%	1,205,833

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	1	395,993	0	396	116,525	0	116	105.96	0.00	3.23
2023	1	176,622	0	177	51,973	0	52	105.96	0.00	3.23
2024	1	59,723	0	60	17,574	0	18	105.96	0.00	3.23
2025	1	19,085	0	19	5,616	0	6	105.96	0.00	3.23

Sub-Total		651,424	0	652	191,688	0	191	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		651,424	0	652	191,688	0	191	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		651,424	0	652

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	12,346,517	0	376,235	0	12,722,752	0	0	0	12,722,752
2023	5,506,838	0	167,810	0	5,674,647	0	0	0	5,674,647
2024	1,862,074	0	56,743	0	1,918,817	0	0	0	1,918,817
2025	595,053	0	18,133	0	613,186	0	0	0	613,186

Sub-Total	20,310,481	0	618,921	0	20,929,402	0	0	0	20,929,402
Remainder	0	0	0	0	0	0	0	0	0
Total Future	20,310,481	0	618,921	0	20,929,402	0	0	0	20,929,402

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0
2022	90,607	0	3,900,000	0	3,990,607	8,732,145	8,732,145	3,167,746
2023	49,234	0	0	0	49,234	5,625,413	14,357,558	1,897,891
2024	25,941	0	0	0	25,941	1,892,877	16,250,434	578,087
2025	16,656	0	0	0	16,656	596,530	16,846,964	165,365

Sub-Total	182,438	0	3,900,000	0	4,082,438	16,846,964		5,809,090
Remainder	0	0	0	0	0	0	16,846,964	0
Total Future	182,438	0	3,900,000	0	4,082,438	16,846,964		5,809,090

Life of evaluation is: 13.42 years.

Final production rate: 1,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 244

GARDEN BANKS BLOCK 0117, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT CO - OPERATOR								PROVED
P/F EXPENSES GB 117 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	-823,519
FINAL	0.39000000							10.00%	-693,571
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-476,020
								20.00%	-350,771
								25.00%	-274,529

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	32,760	0	0	0	32,760	-32,760	-32,760	-31,947
2013	65,520	0	0	0	65,520	-65,520	-98,280	-59,322
2014	65,520	0	0	0	65,520	-65,520	-163,800	-53,702
2015	65,520	0	0	0	65,520	-65,520	-229,320	-48,615
2016	65,520	0	0	0	65,520	-65,520	-294,840	-43,999
2017	65,520	0	0	0	65,520	-65,520	-360,360	-39,831
2018	65,520	0	0	0	65,520	-65,520	-425,880	-36,058
2019	65,520	0	0	0	65,520	-65,520	-491,400	-32,642
2020	65,520	0	0	0	65,520	-65,520	-556,920	-29,543
2021	65,520	0	0	0	65,520	-65,520	-622,440	-26,743
2022	10,920	0	0	0	10,920	-10,920	-633,360	-4,204
2023	0	0	0	0	0	0	-633,360	0
2024	0	0	0	0	0	0	-633,360	0
2025	0	0	0	0	0	0	-633,360	0
2026	0	0	1,205,763	0	1,205,763	-1,205,763	-1,839,123	-286,966

Sub-Total	633,360	0	1,205,763	0	1,839,123	-1,839,123		-693,571
Remainder	0	0	0	0	0	0	-1,839,123	0
Total Future	633,360	0	1,205,763	0	1,839,123	-1,839,123		-693,571
Life of evaluation is: 9.66 years.

Final production rate: 453 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 245

GARDEN BANKS BLOCK 0117, LOUISIANA								OIL LEASE
FLEXTREND DEVELOPMENT CO - OPERATOR								PROVED
P/F EXPENSES GB 117 (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.39000000							8.00%	-920,968
FINAL	0.39000000							10.00%	-696,277
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-347,365
								20.00%	-174,295
								25.00%	-87,992

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0
2022	54,600	0	0	0	54,600	-54,600	-54,600	-20,007
2023	65,520	0	0	0	65,520	-65,520	-120,120	-21,917
2024	65,520	0	0	0	65,520	-65,520	-185,640	-19,836
2025	59,982	0	0	0	59,982	-59,982	-245,622	-16,507
2026	0	0	2,596,737	0	2,596,737	-2,596,737	-2,842,359	-618,011

Sub-Total	245,622	0	2,596,737	0	2,842,359	-2,842,359		-696,277
Remainder	0	0	0	0	0	0	-2,842,359	0
Total Future	245,622	0	2,596,737	0	2,842,359	-2,842,359		-696,277

Life of evaluation is: 13.50 years.

Final production rate: 176 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 246

FIELD SUMMARY
GARDEN BANKS BLOCK 161								TOTAL
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	55,936,223
FINAL								10.00%	49,073,506
REMARKS								15.00%	36,005,371
								20.00%	27,173,353
								25.00%	21,155,108

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	47,475	0	71	35,606	0	53	105.96	0.00	3.23
2013	2	73,208	0	110	54,906	0	82	105.96	0.00	3.23
2014	2	52,125	0	78	39,094	0	59	105.96	0.00	3.23
2015	2	29,727	0	49	22,295	0	36	105.96	0.00	3.23
2016	1	18,393	0	32	13,794	0	24	105.96	0.00	3.23
2017	1	100,680	0	183	75,510	0	137	105.96	0.00	3.23
2018	1	360,000	0	657	270,000	0	492	105.96	0.00	3.23
2019	1	298,195	0	544	223,646	0	407	105.96	0.00	3.23
2020	1	149,922	0	274	112,441	0	205	105.96	0.00	3.23
2021	1	223,621	0	320	167,716	0	240	105.96	0.00	3.23
2022	1	263,525	0	353	197,643	0	264	105.96	0.00	3.23
2023	1	136,950	0	184	102,712	0	137	105.96	0.00	3.23
2024	1	38,248	0	51	28,686	0	38	105.96	0.00	3.23
2025	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,792,066	0	2,906	1,344,050	0	2,175	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,792,066	0	2,906	1,344,050	0	2,175	105.96	0.00	3.23

Cumulative		4,373,423	0	6,444
Ultimate		6,165,489	0	9,350

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	3,772,679	0	172,795	0	3,945,474	0	0	0	3,945,474
2013	5,817,583	0	266,345	0	6,083,928	0	0	0	6,083,928
2014	4,142,207	0	189,535	0	4,331,742	0	0	0	4,331,742
2015	2,362,280	0	117,898	0	2,480,178	0	0	0	2,480,178
2016	1,461,600	0	77,599	0	1,539,199	0	0	0	1,539,199
2017	8,000,712	0	442,477	0	8,443,189	0	0	0	8,443,189
2018	28,608,120	0	1,589,098	0	30,197,218	0	0	0	30,197,218
2019	23,696,638	0	1,316,280	0	25,012,918	0	0	0	25,012,918
2020	11,913,851	0	661,780	0	12,575,631	0	0	0	12,575,631
2021	17,770,528	0	774,325	0	18,544,852	0	0	0	18,544,852
2022	20,941,507	0	854,266	0	21,795,774	0	0	0	21,795,774
2023	10,882,975	0	443,949	0	11,326,924	0	0	0	11,326,924
2024	3,039,447	0	123,988	0	3,163,435	0	0	0	3,163,435
2025	0	0	0	0	0	0	0	0	0

Sub-Total	142,410,127	0	7,030,335	0	149,440,462	0	0	0	149,440,462
Remainder	0	0	0	0	0	0	0	0	0
Total Future	142,410,127	0	7,030,335	0	149,440,462	0	0	0	149,440,462

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	483,256	0	0	0	483,256	3,462,218	3,462,218	3,379,114
2013	924,084	0	0	0	924,084	5,159,843	8,622,061	4,685,577
2014	883,205	0	0	0	883,205	3,448,537	12,070,598	2,835,474
2015	765,564	0	0	0	765,564	1,714,615	13,785,213	1,283,471
2016	709,882	0	0	0	709,882	829,317	14,614,529	559,648
2017	867,548	0	28,899,000	0	29,766,548	-21,323,358	-6,708,829	-12,685,746
2018	1,384,513	0	0	0	1,384,513	28,812,705	22,103,876	15,852,924
2019	1,254,213	0	0	0	1,254,213	23,758,705	45,862,581	11,892,999
2020	941,619	0	0	0	941,619	11,634,012	57,496,592	5,277,615
2021	1,041,667	0	0	0	1,041,667	17,503,185	74,999,778	7,032,594
2022	1,103,548	0	0	0	1,103,548	20,692,226	95,692,003	7,686,418
2023	873,957	0	0	0	873,957	10,452,967	106,144,970	3,515,622
2024	373,355	0	0	0	373,355	2,790,081	108,935,051	868,798
2025	0	0	11,350,000	0	11,350,000	-11,350,000	97,585,051	-3,111,003

Sub-Total	11,606,412	0	40,249,000	0	51,855,412	97,585,051		49,073,506
Remainder	0	0	0	0	0	0	97,585,051	0
Total Future	11,606,412	0	40,249,000	0	51,855,412	97,585,051		49,073,506

Life of summary is: 12.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 247

FIELD SUMMARY
GARDEN BANKS BLOCK 161								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	12,680,366
FINAL								10.00%	12,459,846
REMARKS								15.00%	11,853,841
								20.00%	11,228,996
								25.00%	10,624,659

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	47,475	0	71	35,606	0	53	105.96	0.00	3.23
2013	2	73,208	0	110	54,906	0	82	105.96	0.00	3.23
2014	2	52,125	0	78	39,094	0	59	105.96	0.00	3.23
2015	2	29,727	0	49	22,295	0	36	105.96	0.00	3.23
2016	1	18,393	0	32	13,794	0	24	105.96	0.00	3.23
2017	1	9,940	0	17	7,455	0	13	105.96	0.00	3.23
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		230,866	0	358	173,150	0	268	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		230,866	0	358	173,150	0	268	105.96	0.00	3.23

Cumulative		4,373,423	0	6,444
Ultimate		4,604,289	0	6,802

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	3,772,679	0	172,795	0	3,945,474	0	0	0	3,945,474
2013	5,817,583	0	266,345	0	6,083,928	0	0	0	6,083,928
2014	4,142,207	0	189,535	0	4,331,742	0	0	0	4,331,742
2015	2,362,280	0	117,898	0	2,480,178	0	0	0	2,480,178
2016	1,461,600	0	77,599	0	1,539,199	0	0	0	1,539,199
2017	789,899	0	41,937	0	831,836	0	0	0	831,836
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0

Sub-Total	18,346,247	0	866,109	0	19,212,356	0	0	0	19,212,356
Remainder	0	0	0	0	0	0	0	0	0
Total Future	18,346,247	0	866,109	0	19,212,356	0	0	0	19,212,356

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	483,256	0	0	0	483,256	3,462,218	3,462,218	3,379,114
2013	924,084	0	0	0	924,084	5,159,843	8,622,061	4,685,577
2014	883,205	0	0	0	883,205	3,448,537	12,070,598	2,835,474
2015	765,564	0	0	0	765,564	1,714,615	13,785,213	1,283,471
2016	709,882	0	0	0	709,882	829,317	14,614,529	559,648
2017	519,860	0	0	0	519,860	311,976	14,926,505	193,051
2018	0	0	0	0	0	0	14,926,505	0
2019	0	0	0	0	0	0	14,926,505	0
2020	0	0	0	0	0	0	14,926,505	0
2021	0	0	0	0	0	0	14,926,505	0
2022	0	0	0	0	0	0	14,926,505	0
2023	0	0	0	0	0	0	14,926,505	0
2024	0	0	0	0	0	0	14,926,505	0
2025	0	0	1,738,394	0	1,738,394	-1,738,394	13,188,112	-476,489

Sub-Total	4,285,851	0	1,738,394	0	6,024,245	13,188,112		12,459,846
Remainder	0	0	0	0	0	0	13,188,112	0
Total Future	4,285,851	0	1,738,394	0	6,024,245	13,188,112		12,459,846

Life of summary is: 5.25 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 248

FIELD SUMMARY
GARDEN BANKS BLOCK 161								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	43,255,857
FINAL								10.00%	36,613,660
REMARKS								15.00%	24,151,529
								20.00%	15,944,357
								25.00%	10,530,449

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	90,740	0	166	68,055	0	124	105.96	0.00	3.23
2018	1	360,000	0	657	270,000	0	492	105.96	0.00	3.23
2019	1	298,195	0	544	223,646	0	407	105.96	0.00	3.23
2020	1	149,922	0	274	112,441	0	205	105.96	0.00	3.23
2021	1	223,621	0	320	167,716	0	240	105.96	0.00	3.23
2022	1	263,525	0	353	197,643	0	264	105.96	0.00	3.23
2023	1	136,950	0	184	102,712	0	137	105.96	0.00	3.23
2024	1	38,248	0	51	28,686	0	38	105.96	0.00	3.23
2025	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,561,200	0	2,548	1,170,900	0	1,907	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,561,200	0	2,548	1,170,900	0	1,907	105.96	0.00	3.23

Cumulative		0	0	0
Ultimate		1,561,200	0	2,548

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	7,210,814	0	400,540	0	7,611,354	0	0	0	7,611,354
2018	28,608,120	0	1,589,098	0	30,197,218	0	0	0	30,197,218
2019	23,696,638	0	1,316,280	0	25,012,918	0	0	0	25,012,918
2020	11,913,851	0	661,780	0	12,575,631	0	0	0	12,575,631
2021	17,770,528	0	774,325	0	18,544,852	0	0	0	18,544,852
2022	20,941,507	0	854,266	0	21,795,774	0	0	0	21,795,774
2023	10,882,975	0	443,949	0	11,326,924	0	0	0	11,326,924
2024	3,039,447	0	123,988	0	3,163,435	0	0	0	3,163,435
2025	0	0	0	0	0	0	0	0	0

Sub-Total	124,063,880	0	6,164,226	0	130,228,106	0	0	0	130,228,106
Remainder	0	0	0	0	0	0	0	0	0
Total Future	124,063,880	0	6,164,226	0	130,228,106	0	0	0	130,228,106

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	347,688	0	28,899,000	0	29,246,688	-21,635,334	-21,635,334	-12,878,797
2018	1,384,513	0	0	0	1,384,513	28,812,705	7,177,370	15,852,924
2019	1,254,213	0	0	0	1,254,213	23,758,705	30,936,075	11,892,999
2020	941,619	0	0	0	941,619	11,634,012	42,570,087	5,277,615
2021	1,041,667	0	0	0	1,041,667	17,503,185	60,073,273	7,032,594
2022	1,103,548	0	0	0	1,103,548	20,692,226	80,765,498	7,686,418
2023	873,957	0	0	0	873,957	10,452,967	91,218,465	3,515,622
2024	373,355	0	0	0	373,355	2,790,081	94,008,546	868,798
2025	0	0	9,611,606	0	9,611,606	-9,611,606	84,396,939	-2,634,515

Sub-Total	7,320,560	0	38,510,606	0	45,831,167	84,396,939		36,613,660
Remainder	0	0	0	0	0	0	84,396,939	0
Total Future	7,320,560	0	38,510,606	0	45,831,167	84,396,939		36,613,660

Life of summary is: 12.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 249

FIELD SUMMARY
GARDEN BANKS BLOCK 161								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	34,170,821
FINAL								10.00%	27,333,089
REMARKS								15.00%	15,849,669
								20.00%	9,369,925
								25.00%	5,647,724

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	61,805	0	113	46,354	0	84	105.96	0.00	3.23
2020	0	204,238	0	373	153,178	0	279	105.96	0.00	3.23
2021	0	5,161	0	97	3,871	0	73	105.96	0.00	3.23
2022	0	-140,862	0	-129	-105,646	0	-97	105.96	0.00	3.23
2023	0	131,049	0	188	98,287	0	141	105.96	0.00	3.23
2024	1	320,023	0	429	240,017	0	321	105.96	0.00	3.23
2025	1	257,470	0	345	193,103	0	258	105.96	0.00	3.23
2026	1	154,046	0	206	115,535	0	155	105.96	0.00	3.23

Sub-Total		992,931	0	1,622	744,698	0	1,214	105.96	0.00	3.23
Remainder		89,369	0	120	67,027	0	90	105.96	0.00	3.23
Total Future		1,082,300	0	1,742	811,725	0	1,304	105.96	0.00	3.23

Cumulative		0	0	0
Ultimate		1,082,300	0	1,742

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	4,911,482	0	272,819	0	5,184,300	0	0	0	5,184,300
2020	16,230,154	0	901,538	0	17,131,692	0	0	0	17,131,692
2021	410,167	0	235,560	0	645,727	0	0	0	645,727
2022	-11,193,878	0	-312,814	0	-11,506,692	0	0	0	-11,506,692
2023	10,414,094	0	455,722	0	10,869,816	0	0	0	10,869,816
2024	25,431,256	0	1,037,417	0	26,468,672	0	0	0	26,468,672
2025	20,460,398	0	834,641	0	21,295,038	0	0	0	21,295,038
2026	12,241,587	0	499,371	0	12,740,958	0	0	0	12,740,958

Sub-Total	78,905,259	0	3,924,253	0	82,829,512	0	0	0	82,829,512
Remainder	7,101,875	0	289,707	0	7,391,582	0	0	0	7,391,582
Total Future	86,007,134	0	4,213,960	0	90,221,094	0	0	0	90,221,094

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	130,300	0	0	0	130,300	5,054,000	5,054,000	2,458,243
2020	430,581	0	0	0	430,581	16,701,111	21,755,110	7,507,214
2021	66,210	0	0	0	66,210	579,517	22,334,628	385,580
2022	-219,398	0	0	0	-219,398	-11,287,294	11,047,334	-4,193,111
2023	244,596	0	0	0	244,596	10,625,220	21,672,554	3,450,594
2024	900,220	0	0	0	900,220	25,568,452	47,241,007	7,718,469
2025	1,092,567	0	0	0	1,092,567	20,202,472	67,443,478	5,559,501
2026	904,968	0	0	0	904,968	11,835,990	79,279,468	2,948,858

Sub-Total	3,550,044	0	0	0	3,550,044	79,279,468		25,835,349
Remainder	762,428	0	0	0	762,428	6,629,154	85,908,622	1,497,740
Total Future	4,312,472	0	0	0	4,312,472	85,908,622		27,333,089

Life of summary is: 15.46 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 250

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 13367 #1ST (GA-60 FBA)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.75000000		0.75000000	105.96		3.23	8.00%	11,678,728
FINAL	1.00000000	0.75000000		0.75000000	105.96		3.23	10.00%	11,298,221
REMARKS								15.00%	10,433,337
								20.00%	9,676,241
								25.00%	9,010,352

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	33,156	0	58	24,867	0	43	105.96	0.00	3.23
2013	1	51,071	0	89	38,303	0	67	105.96	0.00	3.23
2014	1	36,308	0	63	27,231	0	47	105.96	0.00	3.23
2015	1	25,812	0	45	19,359	0	34	105.96	0.00	3.23
2016	1	18,393	0	32	13,794	0	24	105.96	0.00	3.23
2017	1	9,940	0	17	7,455	0	13	105.96	0.00	3.23

Sub-Total		174,679	0	305	131,009	0	228	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		174,679	0	305	131,009	0	228	105.96	0.00	3.23

Cumulative		3,557,662	0	5,459		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		3,732,341	0	5,764

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,634,833	0	139,888	0	2,774,721	0	0	0	2,774,721
2013	4,058,454	0	215,470	0	4,273,925	0	0	0	4,273,925
2014	2,885,256	0	153,183	0	3,038,439	0	0	0	3,038,439
2015	2,051,200	0	108,902	0	2,160,102	0	0	0	2,160,102
2016	1,461,600	0	77,599	0	1,539,199	0	0	0	1,539,199
2017	789,899	0	41,937	0	831,836	0	0	0	831,836

Sub-Total	13,881,242	0	736,980	0	14,618,221	0	0	0	14,618,221
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,881,242	0	736,980	0	14,618,221	0	0	0	14,618,221

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	147,707	0	0	0	147,707	2,627,014	2,627,014	2,563,807
2013	263,278	0	0	0	263,278	4,010,647	6,637,660	3,641,005
2014	232,409	0	0	0	232,409	2,806,030	9,443,691	2,306,208
2015	210,333	0	0	0	210,333	1,949,769	11,393,460	1,450,765
2016	194,722	0	0	0	194,722	1,344,477	12,737,936	905,599
2017	133,490	0	0	0	133,490	698,346	13,436,282	430,838

Sub-Total	1,181,939	0	0	0	1,181,939	13,436,282		11,298,221
Remainder	0	0	0	0	0	0	13,436,282	0
Total Future	1,181,939	0	0	0	1,181,939	13,436,282		11,298,221

Life of evaluation is: 5.23 years.

Final production rate: 1,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 251

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 13367 #1ST (GA-50/55 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.75000000		0.75000000	105.96		3.23	8.00%	26,065,262
FINAL	1.00000000	0.75000000		0.75000000	105.96		3.23	10.00%	22,414,360
REMARKS								15.00%	15,361,078
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	10,513,204
								25.00%	7,180,809

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	90,740	0	166	68,055	0	124	105.96	0.00	3.23
2018	1	360,000	0	657	270,000	0	492	105.96	0.00	3.23
2019	1	298,195	0	544	223,646	0	407	105.96	0.00	3.23
2020	1	149,922	0	274	112,441	0	205	105.96	0.00	3.23
2021	1	42,144	0	77	31,608	0	58	105.96	0.00	3.23

Sub-Total		941,000	0	1,717	705,750	0	1,285	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		941,000	0	1,717	705,750	0	1,285	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		941,000	0	1,717

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	7,210,814	0	400,540	0	7,611,354	0	0	0	7,611,354
2018	28,608,120	0	1,589,098	0	30,197,218	0	0	0	30,197,218
2019	23,696,638	0	1,316,280	0	25,012,918	0	0	0	25,012,918
2020	11,913,851	0	661,780	0	12,575,631	0	0	0	12,575,631
2021	3,349,024	0	186,029	0	3,535,052	0	0	0	3,535,052

Sub-Total	74,778,447	0	4,153,726	0	78,932,173	0	0	0	78,932,173
Remainder	0	0	0	0	0	0	0	0	0
Total Future	74,778,447	0	4,153,726	0	78,932,173	0	0	0	78,932,173

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	218,898	0	28,899,000	0	29,117,898	-21,506,544	-21,506,544	-12,803,410
2018	869,353	0	0	0	869,353	29,327,865	7,821,320	16,136,431
2019	739,053	0	0	0	739,053	24,273,865	32,095,185	12,149,651
2020	426,459	0	0	0	426,459	12,149,172	44,244,357	5,509,898
2021	142,135	0	0	0	142,135	3,392,917	47,637,275	1,421,790

Sub-Total	2,395,898	0	28,899,000	0	31,294,898	47,637,275		22,414,360
Remainder	0	0	0	0	0	0	47,637,275	0
Total Future	2,395,898	0	28,899,000	0	31,294,898	47,637,275		22,414,360

Life of evaluation is: 8.99 years.

Final production rate: 6,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 252

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 13367 #1ST (GA-50/55 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000	0.75000000		0.75000000	105.96		3.23	8.00%	24,455,010
FINAL	1.00000000	0.75000000		0.75000000	105.96		3.23	10.00%	20,588,680
REMARKS								15.00%	13,428,008
	INCREMENTAL PROBABLE RESERVES FOR ATTIC ONLY.							20.00%	8,792,816
								25.00%	5,780,218

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	61,805	0	113	46,354	0	84	105.96	0.00	3.23
2020	0	204,238	0	373	153,178	0	279	105.96	0.00	3.23
2021	1	186,639	0	341	139,980	0	255	105.96	0.00	3.23
2022	1	122,663	0	224	91,997	0	168	105.96	0.00	3.23
2023	1	26,355	0	48	19,766	0	36	105.96	0.00	3.23

Sub-Total		601,700	0	1,098	451,275	0	822	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		601,700	0	1,098	451,275	0	822	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		601,700	0	1,098

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	4,911,482	0	272,819	0	5,184,300	0	0	0	5,184,300
2020	16,230,154	0	901,538	0	17,131,692	0	0	0	17,131,692
2021	14,831,671	0	823,856	0	15,655,527	0	0	0	15,655,527
2022	9,747,629	0	541,453	0	10,289,082	0	0	0	10,289,082
2023	2,094,358	0	116,336	0	2,210,694	0	0	0	2,210,694

Sub-Total	47,815,294	0	2,656,001	0	50,471,295	0	0	0	50,471,295
Remainder	0	0	0	0	0	0	0	0	0
Total Future	47,815,294	0	2,656,001	0	50,471,295	0	0	0	50,471,295

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	130,300	0	0	0	130,300	5,054,000	5,054,000	2,458,243
2020	430,581	0	0	0	430,581	16,701,111	21,755,110	7,507,214
2021	450,582	0	0	0	450,582	15,204,945	36,960,056	6,206,658
2022	368,990	0	0	0	368,990	9,920,092	46,880,148	3,683,663
2023	91,490	0	0	0	91,490	2,119,204	48,999,352	732,901

Sub-Total	1,471,943	0	0	0	1,471,943	48,999,352		20,588,680
Remainder	0	0	0	0	0	0	48,999,352	0
Total Future	1,471,943	0	0	0	1,471,943	48,999,352		20,588,680

Life of evaluation is: 10.83 years.

Final production rate: 6,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 253

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 13367 #1ST (GM-10 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000	0.75000000		0.75000000	105.96		3.23	8.00%	22,368,356
FINAL	1.00000000	0.75000000		0.75000000	105.96		3.23	10.00%	18,333,510
REMARKS								15.00%	11,176,836
	NO RECOMPLETION COSTS NECESSARY. THIS WILL BE A SMART SUBSEA RECOMPLETION SET UP ON GA-50/55 RECOMPLETION.							20.00%	6,836,903
								25.00%	4,196,013

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	1	181,478	0	243	136,108	0	182	105.96	0.00	3.23
2022	1	263,525	0	353	197,643	0	264	105.96	0.00	3.23
2023	1	136,950	0	184	102,712	0	137	105.96	0.00	3.23
2024	1	38,248	0	51	28,686	0	38	105.96	0.00	3.23

Sub-Total		620,200	0	831	465,150	0	622	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		620,200	0	831	465,150	0	622	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		620,200	0	831

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	14,421,504	0	588,296	0	15,009,800	0	0	0	15,009,800
2022	20,941,507	0	854,266	0	21,795,774	0	0	0	21,795,774
2023	10,882,975	0	443,949	0	11,326,924	0	0	0	11,326,924
2024	3,039,447	0	123,988	0	3,163,435	0	0	0	3,163,435

Sub-Total	49,285,433	0	2,010,500	0	51,295,933	0	0	0	51,295,933
Remainder	0	0	0	0	0	0	0	0	0
Total Future	49,285,433	0	2,010,500	0	51,295,933	0	0	0	51,295,933

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	384,372	0	0	0	384,372	14,625,428	14,625,428	5,821,078
2022	588,388	0	0	0	588,388	21,207,386	35,832,814	7,876,774
2023	358,797	0	0	0	358,797	10,968,127	46,800,940	3,687,947
2024	119,036	0	0	0	119,036	3,044,399	49,845,339	947,711

Sub-Total	1,450,594	0	0	0	1,450,594	49,845,339		18,333,510
Remainder	0	0	0	0	0	0	49,845,339	0
Total Future	1,450,594	0	0	0	1,450,594	49,845,339		18,333,510

Life of evaluation is: 11.96 years.

Final production rate: 6,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 254

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 13367 #1ST (GM-10 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000	0.75000000		0.75000000	105.96		3.23	8.00%	10,314,574
FINAL	1.00000000	0.75000000		0.75000000	105.96		3.23	10.00%	7,201,134
REMARKS								15.00%	2,654,598
	INCREMENTAL PROBABLE RESERVES.							20.00%	696,526
								25.00%	-70,962

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	-181,478	0	-243	-136,108	0	-182	105.96	0.00	3.23
2022	-1	-263,525	0	-353	-197,643	0	-264	105.96	0.00	3.23
2023	0	104,694	0	140	78,521	0	105	105.96	0.00	3.23
2024	1	320,023	0	429	240,017	0	321	105.96	0.00	3.23
2025	1	257,470	0	345	193,103	0	258	105.96	0.00	3.23
2026	1	154,046	0	206	115,535	0	155	105.96	0.00	3.23

Sub-Total		391,231	0	524	293,423	0	392	105.96	0.00	3.23
Remainder		89,369	0	120	67,027	0	90	105.96	0.00	3.23
Total Future		480,600	0	644	360,450	0	482	105.96	0.00	3.23

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		480,600	0	644

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	-14,421,504	0	-588,296	0	-15,009,800	0	0	0	-15,009,800
2022	-20,941,507	0	-854,266	0	-21,795,774	0	0	0	-21,795,774
2023	8,319,736	0	339,387	0	8,659,122	0	0	0	8,659,122
2024	25,431,256	0	1,037,417	0	26,468,672	0	0	0	26,468,672
2025	20,460,398	0	834,641	0	21,295,038	0	0	0	21,295,038
2026	12,241,587	0	499,371	0	12,740,958	0	0	0	12,740,958

Sub-Total	31,089,965	0	1,268,252	0	32,358,217	0	0	0	32,358,217
Remainder	7,101,875	0	289,707	0	7,391,582	0	0	0	7,391,582
Total Future	38,191,840	0	1,557,959	0	39,749,799	0	0	0	39,749,799

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	-384,372	0	0	0	-384,372	-14,625,428	-14,625,428	-5,821,078
2022	-588,388	0	0	0	-588,388	-21,207,386	-35,832,814	-7,876,774
2023	153,106	0	0	0	153,106	8,506,016	-27,326,797	2,717,693
2024	641,209	0	0	0	641,209	25,827,463	-1,499,334	7,794,938
2025	577,407	0	0	0	577,407	20,717,632	19,218,297	5,700,686
2026	389,808	0	0	0	389,808	12,351,150	31,569,447	3,076,669

Sub-Total	788,770	0	0	0	788,770	31,569,447		5,592,135
Remainder	268,041	0	0	0	268,041	7,123,541	38,692,988	1,609,000
Total Future	1,056,811	0	0	0	1,056,811	38,692,988		7,201,134

Life of evaluation is: 15.46 years.

Final production rate: 6,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 255

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 13367 #2 (GA-50/60 FBB)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000	0.75000000		0.75000000	105.96		3.23	8.00%	3,827,926
FINAL	1.00000000	0.75000000		0.75000000	105.96		3.23	10.00%	3,743,955
REMARKS								15.00%	3,546,230
								20.00%	3,364,558
								25.00%	3,197,374

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	14,318	0	14	10,739	0	10	105.96	0.00	3.23
2013	1	22,137	0	21	16,602	0	16	105.96	0.00	3.23
2014	1	15,817	0	15	11,863	0	11	105.96	0.00	3.23
2015	1	3,915	0	4	2,936	0	3	105.96	0.00	3.23

Sub-Total		56,187	0	53	42,140	0	40	105.96	0.00	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		56,187	0	53	42,140	0	40	105.96	0.00	3.23

Cumulative		815,762	0	985		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		871,948	0	1,038

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,137,846	0	32,907	0	1,170,753	0	0	0	1,170,753
2013	1,759,128	0	50,875	0	1,810,003	0	0	0	1,810,003
2014	1,256,951	0	36,352	0	1,293,303	0	0	0	1,293,303
2015	311,080	0	8,997	0	320,076	0	0	0	320,076

Sub-Total	4,465,006	0	129,130	0	4,594,135	0	0	0	4,594,135
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,465,006	0	129,130	0	4,594,135	0	0	0	4,594,135

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	77,969	0	0	0	77,969	1,092,784	1,092,784	1,066,497
2013	145,646	0	0	0	145,646	1,664,357	2,757,141	1,510,997
2014	135,636	0	0	0	135,636	1,157,666	3,914,807	951,509
2015	40,071	0	0	0	40,071	280,006	4,194,813	214,952

Sub-Total	399,322	0	0	0	399,322	4,194,813		3,743,955
Remainder	0	0	0	0	0	0	4,194,813	0
Total Future	399,322	0	0	0	399,322	4,194,813		3,743,955

Life of evaluation is: 2.81 years.

Final production rate: 1,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 256

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES GB 161 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	-2,826,287
FINAL	1.00000000							10.00%	-2,582,330
REMARKS								15.00%	-2,125,726
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE.							20.00%	-1,811,803
								25.00%	-1,583,066

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@10.00%
2012	257,580	0	0	0	257,580	-257,580	-257,580	-251,190
2013	515,160	0	0	0	515,160	-515,160	-772,740	-466,425
2014	515,160	0	0	0	515,160	-515,160	-1,287,900	-422,243
2015	515,160	0	0	0	515,160	-515,160	-1,803,060	-382,246
2016	515,160	0	0	0	515,160	-515,160	-2,318,220	-345,951
2017	386,370	0	0	0	386,370	-386,370	-2,704,590	-237,786
2018	0	0	0	0	0	0	-2,704,590	0
2019	0	0	0	0	0	0	-2,704,590	0
2020	0	0	0	0	0	0	-2,704,590	0
2021	0	0	0	0	0	0	-2,704,590	0
2022	0	0	0	0	0	0	-2,704,590	0
2023	0	0	0	0	0	0	-2,704,590	0
2024	0	0	0	0	0	0	-2,704,590	0
2025	0	0	1,738,394	0	1,738,394	-1,738,394	-4,442,984	-476,489

Sub-Total	2,704,590	0	1,738,394	0	4,442,984	-4,442,984		-2,582,330
Remainder	0	0	0	0	0	0	-4,442,984	0
Total Future	2,704,590	0	1,738,394	0	4,442,984	-4,442,984		-2,582,330

Life of evaluation is: 5.25 years.

Final production rate: 778 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 257

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES GB 161 (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	-5,177,761
FINAL	1.00000000							10.00%	-4,134,210
REMARKS								15.00%	-2,386,384
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE.							20.00%	-1,405,750
								25.00%	-846,373

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	128,790	0	0	0	128,790	-128,790	-128,790	-75,387
2018	515,160	0	0	0	515,160	-515,160	-643,950	-283,507
2019	515,160	0	0	0	515,160	-515,160	-1,159,110	-256,652
2020	515,160	0	0	0	515,160	-515,160	-1,674,270	-232,283
2021	515,160	0	0	0	515,160	-515,160	-2,189,430	-210,274
2022	515,160	0	0	0	515,160	-515,160	-2,704,590	-190,356
2023	515,160	0	0	0	515,160	-515,160	-3,219,750	-172,324
2024	254,318	0	0	0	254,318	-254,318	-3,474,068	-78,913
2025	0	0	9,611,606	0	9,611,606	-9,611,606	-13,085,675	-2,634,515

Sub-Total	3,474,068	0	9,611,606	0	13,085,675	-13,085,675		-4,134,210
Remainder	0	0	0	0	0	0	-13,085,675	0
Total Future	3,474,068	0	9,611,606	0	13,085,675	-13,085,675		-4,134,210

Life of evaluation is: 12.00 years.

Final production rate: 2,896 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 258

GARDEN BANKS BLOCK 161, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
P/F EXPENSES GB 161 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000							8.00%	-598,763
FINAL	1.00000000							10.00%	-456,725
REMARKS								15.00%	-232,938
								20.00%	-119,417
								25.00%	-61,532

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00
2023	0	0	0	0	0	0	0	0.00	0.00	0.00
2024	0	0	0	0	0	0	0	0.00	0.00	0.00
2025	0	0	0	0	0	0	0	0.00	0.00	0.00
2026	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0
2024	259,011	0	0	0	259,011	-259,011	-259,011	-76,469
2025	515,160	0	0	0	515,160	-515,160	-774,171	-141,185
2026	515,160	0	0	0	515,160	-515,160	-1,289,331	-127,811

Sub-Total	1,289,331	0	0	0	1,289,331	-1,289,331		-345,465
Remainder	494,387	0	0	0	494,387	-494,387	-1,783,718	-111,260
Total Future	1,783,718	0	0	0	1,783,718	-1,783,718		-456,725

Life of evaluation is: 15.46 years.

Final production rate: 3,323 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 259

FIELD SUMMARY
GARDEN BANKS BLOCK 208								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME -$
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-66,544
FINAL								10.00%	-64,591
REMARKS								15.00%	-59,969
								20.00%	-55,695
								25.00%	-51,741

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		94,211	0	18,674
Ultimate		94,211	0	18,674

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	75,000	0	75,000	-75,000	-75,000	-64,591

Sub-Total	0	0	75,000	0	75,000	-75,000		-64,591
Remainder	0	0	0	0	0	0	-75,000	0
Total Future	0	0	75,000	0	75,000	-75,000		-64,591

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 260

GARDEN BANKS BLOCK 208, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24462 #1ST1 (TRIM A)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-66,544
FINAL	0.50000000							10.00%	-64,591
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	-59,969
								20.00%	-55,695
								25.00%	-51,741

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		94,211	0	18,674
Ultimate		94,211	0	18,674

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	75,000	0	75,000	-75,000	-75,000	-64,591

Sub-Total	0	0	75,000	0	75,000	-75,000		-64,591
Remainder	0	0	0	0	0	0	-75,000	0
Total Future	0	0	75,000	0	75,000	-75,000		-64,591

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 261

FIELD SUMMARY
GARDEN BANKS BLOCK 625								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	829,740
FINAL								10.00%	869,192
REMARKS								15.00%	957,324
								20.00%	1,031,937
								25.00%	1,094,694

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	68,460	0	163	16,430	0	39	89.30	0.00	3.81
2013	1	74,956	0	178	17,989	0	43	89.30	0.00	3.81
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		143,416	0	341	34,420	0	82	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		143,416	0	341	34,420	0	82	89.30	0.00	3.81

Cumulative		1,779,879	0	3,984
Ultimate		1,923,295	0	4,326

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,467,184	0	148,618	0	1,615,802	0	0	0	1,615,802
2013	1,606,396	0	162,720	0	1,769,116	0	0	0	1,769,116
2014	0	0	0	0	0	0	0	0	0

Sub-Total	3,073,580	0	311,338	0	3,384,918	0	0	0	3,384,918
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,073,580	0	311,338	0	3,384,918	0	0	0	3,384,918

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	424,189	0	0	0	424,189	1,191,613	1,191,613	1,163,413
2013	591,158	0	0	0	591,158	1,177,958	2,369,571	1,084,810
2014	0	0	1,725,000	0	1,725,000	-1,725,000	644,571	-1,379,031

Sub-Total	1,015,346	0	1,725,000	0	2,740,346	644,571		869,192
Remainder	0	0	0	0	0	0	644,571	0
Total Future	1,015,346	0	1,725,000	0	2,740,346	644,571		869,192

Life of summary is: 1.25 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 262

FIELD SUMMARY
GARDEN BANKS BLOCK 625								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	829,740
FINAL								10.00%	869,192
REMARKS								15.00%	957,324
								20.00%	1,031,937
								25.00%	1,094,694

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	68,460	0	163	16,430	0	39	89.30	0.00	3.81
2013	1	74,956	0	178	17,989	0	43	89.30	0.00	3.81
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		143,416	0	341	34,420	0	82	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		143,416	0	341	34,420	0	82	89.30	0.00	3.81

Cumulative		1,779,879	0	3,984
Ultimate		1,923,295	0	4,326

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,467,184	0	148,618	0	1,615,802	0	0	0	1,615,802
2013	1,606,396	0	162,720	0	1,769,116	0	0	0	1,769,116
2014	0	0	0	0	0	0	0	0	0

Sub-Total	3,073,580	0	311,338	0	3,384,918	0	0	0	3,384,918
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,073,580	0	311,338	0	3,384,918	0	0	0	3,384,918

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	424,189	0	0	0	424,189	1,191,613	1,191,613	1,163,413
2013	591,158	0	0	0	591,158	1,177,958	2,369,571	1,084,810
2014	0	0	1,725,000	0	1,725,000	-1,725,000	644,571	-1,379,031

Sub-Total	1,015,346	0	1,725,000	0	2,740,346	644,571		869,192
Remainder	0	0	0	0	0	0	644,571	0
Total Future	1,015,346	0	1,725,000	0	2,740,346	644,571		869,192

Life of summary is: 1.25 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 263

FIELD SUMMARY
GARDEN BANKS BLOCK 625								PROVED
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME -$
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 264

FIELD SUMMARY
GARDEN BANKS BLOCK 625								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	15,033,002
FINAL								10.00%	14,065,468
REMARKS								15.00%	11,884,254
								20.00%	10,003,413
								25.00%	8,380,414

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	2,540	0	6	610	0	1	89.30	0.00	3.81
2013	2	252,918	0	528	60,700	0	127	89.30	0.00	3.81
2014	2	775,880	0	1,984	181,912	0	464	89.30	0.00	3.81
2015	2	434,937	0	1,204	101,253	0	279	89.30	0.00	3.81
2016	2	167,854	0	540	39,150	0	125	89.30	0.00	3.81
2017	1	21,459	0	77	4,968	0	18	89.30	0.00	3.81

Sub-Total		1,655,589	0	4,340	388,593	0	1,015	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,655,589	0	4,340	388,593	0	1,015	89.30	0.00	3.81

Cumulative		0	0	0
Ultimate		1,655,589	0	4,340

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	54,441	0	5,515	0	59,956	0	0	0	59,956
2013	5,420,361	0	481,889	0	5,902,250	0	0	0	5,902,250
2014	16,244,195	0	1,768,462	0	18,012,657	0	0	0	18,012,657
2015	9,041,604	0	1,064,348	0	10,105,952	0	0	0	10,105,952
2016	3,495,937	0	477,314	0	3,973,252	0	0	0	3,973,252
2017	443,621	0	68,138	0	511,759	0	0	0	511,759

Sub-Total	34,700,160	0	3,865,667	0	38,565,826	0	0	0	38,565,826
Remainder	0	0	0	0	0	0	0	0	0
Total Future	34,700,160	0	3,865,667	0	38,565,826	0	0	0	38,565,826

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3,384	0	0	0	3,384	56,572	56,572	54,750
2013	544,123	0	14,173,500	0	14,717,623	-8,815,372	-8,758,800	-8,097,619
2014	1,770,390	0	0	0	1,770,390	16,242,267	7,483,467	13,331,417
2015	1,328,621	0	0	0	1,328,621	8,777,332	16,260,799	6,561,528
2016	954,118	0	0	0	954,118	3,019,134	19,279,932	2,052,586
2017	253,005	0	0	0	253,005	258,754	19,538,687	162,807

Sub-Total	4,853,640	0	14,173,500	0	19,027,140	19,538,687		14,065,468
Remainder	0	0	0	0	0	0	19,538,687	0
Total Future	4,853,640	0	14,173,500	0	19,027,140	19,538,687		14,065,468

Life of summary is: 4.92 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 265

FIELD SUMMARY
GARDEN BANKS BLOCK 625								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,822,560
FINAL								10.00%	3,651,532
REMARKS								15.00%	3,262,098
								20.00%	2,921,004
								25.00%	2,621,568

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	2,540	0	6	610	0	1	89.30	0.00	3.81
2013	1	39,768	0	95	9,544	0	23	89.30	0.00	3.81
2014	1	87,064	0	207	20,895	0	50	89.30	0.00	3.81
2015	1	66,073	0	157	15,857	0	38	89.30	0.00	3.81
2016	1	34,107	0	81	8,186	0	19	89.30	0.00	3.81

Sub-Total		229,551	0	546	55,092	0	131	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		229,551	0	546	55,092	0	131	89.30	0.00	3.81

Cumulative		0	0	0
Ultimate		229,551	0	546

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	54,441	0	5,515	0	59,956	0	0	0	59,956
2013	852,278	0	86,331	0	938,609	0	0	0	938,609
2014	1,865,885	0	189,004	0	2,054,890	0	0	0	2,054,890
2015	1,416,019	0	143,435	0	1,559,454	0	0	0	1,559,454
2016	730,957	0	74,042	0	804,999	0	0	0	804,999

Sub-Total	4,919,580	0	498,328	0	5,417,908	0	0	0	5,417,908
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,919,580	0	498,328	0	5,417,908	0	0	0	5,417,908

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3,384	0	0	0	3,384	56,572	56,572	54,750
2013	180,248	0	0	0	180,248	758,362	814,934	670,740
2014	226,263	0	0	0	226,263	1,828,627	2,643,561	1,502,025
2015	225,730	0	0	0	225,730	1,333,724	3,977,285	992,220
2016	173,931	0	0	0	173,931	631,068	4,608,353	431,796

Sub-Total	809,555	0	0	0	809,555	4,608,353		3,651,532
Remainder	0	0	0	0	0	0	4,608,353	0
Total Future	809,555	0	0	0	809,555	4,608,353		3,651,532

Life of summary is: 4.17 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 266

FIELD SUMMARY
GARDEN BANKS BLOCK 625								PROBABLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	11,210,443
FINAL								10.00%	10,413,937
REMARKS								15.00%	8,622,157
								20.00%	7,082,409
								25.00%	5,758,846

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	213,150	0	434	51,156	0	104	89.30	0.00	3.81
2014	1	688,817	0	1,777	161,017	0	415	89.30	0.00	3.81
2015	1	368,864	0	1,047	85,396	0	242	89.30	0.00	3.81
2016	1	133,747	0	458	30,964	0	106	89.30	0.00	3.81
2017	1	21,459	0	77	4,968	0	18	89.30	0.00	3.81

Sub-Total		1,426,037	0	3,793	333,500	0	884	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,426,037	0	3,793	333,500	0	884	89.30	0.00	3.81

Cumulative		0	0	0
Ultimate		1,426,037	0	3,793

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	4,568,083	0	395,558	0	4,963,641	0	0	0	4,963,641
2014	14,378,310	0	1,579,458	0	15,957,768	0	0	0	15,957,768
2015	7,625,585	0	920,913	0	8,546,498	0	0	0	8,546,498
2016	2,764,981	0	403,272	0	3,168,253	0	0	0	3,168,253
2017	443,621	0	68,138	0	511,759	0	0	0	511,759

Sub-Total	29,780,580	0	3,367,339	0	33,147,919	0	0	0	33,147,919
Remainder	0	0	0	0	0	0	0	0	0
Total Future	29,780,580	0	3,367,339	0	33,147,919	0	0	0	33,147,919

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	363,875	0	14,173,500	0	14,537,375	-9,573,734	-9,573,734	-8,768,360
2014	1,544,127	0	0	0	1,544,127	14,413,640	4,839,906	11,829,392
2015	1,102,891	0	0	0	1,102,891	7,443,607	12,283,514	5,569,307
2016	780,187	0	0	0	780,187	2,388,066	14,671,580	1,620,790
2017	253,005	0	0	0	253,005	258,754	14,930,334	162,807

Sub-Total	4,044,085	0	14,173,500	0	18,217,585	14,930,334		10,413,937
Remainder	0	0	0	0	0	0	14,930,334	0
Total Future	4,044,085	0	14,173,500	0	18,217,585	14,930,334		10,413,937

Life of summary is: 4.92 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 267

FIELD SUMMARY
GARDEN BANKS BLOCK 625								POSSIBLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	9,379,078
FINAL								10.00%	8,649,639
REMARKS								15.00%	7,084,236
								20.00%	5,824,480
								25.00%	4,806,538

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	28,883	0	11	6,687	0	3	89.30	0.00	3.81
2015	0	174,730	0	298	40,452	0	69	89.30	0.00	3.81
2016	0	176,751	0	482	40,920	0	111	89.30	0.00	3.81
2017	1	154,903	0	512	35,862	0	118	89.30	0.00	3.81
2018	1	100,532	0	354	23,274	0	82	89.30	0.00	3.81
2019	1	37,272	0	135	8,629	0	31	89.30	0.00	3.81

Sub-Total		673,071	0	1,792	155,823	0	414	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		673,071	0	1,792	155,823	0	414	89.30	0.00	3.81

Cumulative		0	0	0
Ultimate		673,071	0	1,792

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	597,107	0	9,971	0	607,079	0	0	0	607,079
2015	3,612,218	0	262,067	0	3,874,285	0	0	0	3,874,285
2016	3,653,995	0	423,795	0	4,077,790	0	0	0	4,077,790
2017	3,202,334	0	450,638	0	3,652,972	0	0	0	3,652,972
2018	2,078,311	0	311,606	0	2,389,917	0	0	0	2,389,917
2019	770,524	0	118,453	0	888,976	0	0	0	888,976

Sub-Total	13,914,489	0	1,576,530	0	15,491,019	0	0	0	15,491,019
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,914,489	0	1,576,530	0	15,491,019	0	0	0	15,491,019

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	20,625	0	0	0	20,625	586,454	586,454	463,923
2015	194,280	0	0	0	194,280	3,680,005	4,266,459	2,720,705
2016	251,203	0	0	0	251,203	3,826,587	8,093,046	2,573,822
2017	693,492	0	0	0	693,492	2,959,480	11,052,526	1,803,925
2018	833,190	0	0	0	833,190	1,556,728	12,609,254	862,046
2019	447,243	0	0	0	447,243	441,733	13,050,987	225,218

Sub-Total	2,440,033	0	0	0	2,440,033	13,050,987		8,649,639
Remainder	0	0	0	0	0	0	13,050,987	0
Total Future	2,440,033	0	0	0	2,440,033	13,050,987		8,649,639

Life of summary is: 7.09 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 268

GARDEN BANKS BLOCK 625, LOUISIANA								OIL LEASE
ANADARKO - OPERATOR								PROVED
G-15927 #2 ST5 (AMP 5.2 MAIN)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000	0.24000000		0.24000000	89.30		3.81	8.00%	3,012,868
FINAL	0.30000000	0.24000000		0.24000000	89.30		3.81	10.00%	2,980,404
REMARKS								15.00%	2,901,591
								20.00%	2,825,997
								25.00%	2,753,461

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	68,460	0	163	16,430	0	39	89.30	0.00	3.81
2013	1	74,956	0	178	17,989	0	43	89.30	0.00	3.81

Sub-Total		143,416	0	341	34,420	0	82	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		143,416	0	341	34,420	0	82	89.30	0.00	3.81

Cumulative		1,779,879	0	3,984		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		1,923,295	0	4,326

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,467,184	0	148,618	0	1,615,802	0	0	0	1,615,802
2013	1,606,396	0	162,720	0	1,769,116	0	0	0	1,769,116

Sub-Total	3,073,580	0	311,338	0	3,384,918	0	0	0	3,384,918
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,073,580	0	311,338	0	3,384,918	0	0	0	3,384,918

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	110,089	0	0	0	110,089	1,505,713	1,505,713	1,469,721
2013	126,458	0	0	0	126,458	1,642,658	3,148,371	1,510,683

Sub-Total	236,546	0	0	0	236,546	3,148,371		2,980,404
Remainder	0	0	0	0	0	0	3,148,371	0
Total Future	236,546	0	0	0	236,546	3,148,371		2,980,404

Life of evaluation is: 1.22 years.

Final production rate: 7,500 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 269

GARDEN BANKS BLOCK 625, LOUISIANA								OIL LEASE
ANADARKO - OPERATOR								PROBABLE
G-15927 #2 ST5 (AMP 5.2 MAIN)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000	0.24000000		0.24000000	89.30		3.81	8.00%	4,144,490
FINAL	0.30000000	0.24000000		0.24000000	89.30		3.81	10.00%	3,958,223
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	3,534,375
								20.00%	3,163,479
								25.00%	2,838,158

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	2,540	0	6	610	0	1	89.30	0.00	3.81
2013	1	39,768	0	95	9,544	0	23	89.30	0.00	3.81
2014	1	87,064	0	207	20,895	0	50	89.30	0.00	3.81
2015	1	66,073	0	157	15,857	0	38	89.30	0.00	3.81
2016	1	34,107	0	81	8,186	0	19	89.30	0.00	3.81

Sub-Total		229,551	0	546	55,092	0	131	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		229,551	0	546	55,092	0	131	89.30	0.00	3.81

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		229,551	0	546

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	54,441	0	5,515	0	59,956	0	0	0	59,956
2013	852,278	0	86,331	0	938,609	0	0	0	938,609
2014	1,865,885	0	189,004	0	2,054,890	0	0	0	2,054,890
2015	1,416,019	0	143,435	0	1,559,454	0	0	0	1,559,454
2016	730,957	0	74,042	0	804,999	0	0	0	804,999

Sub-Total	4,919,580	0	498,328	0	5,417,908	0	0	0	5,417,908
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,919,580	0	498,328	0	5,417,908	0	0	0	5,417,908

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3,384	0	0	0	3,384	56,572	56,572	54,750
2013	64,154	0	0	0	64,154	874,455	931,027	773,054
2014	153,769	0	0	0	153,769	1,901,121	2,832,148	1,561,484
2015	125,809	0	0	0	125,809	1,433,645	4,265,794	1,065,995
2016	69,578	0	0	0	69,578	735,420	5,001,214	502,940

Sub-Total	416,694	0	0	0	416,694	5,001,214		3,958,223
Remainder	0	0	0	0	0	0	5,001,214	0
Total Future	416,694	0	0	0	416,694	5,001,214		3,958,223

Life of evaluation is: 4.15 years.

Final production rate: 4,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 270

GARDEN BANKS BLOCK 625, LOUISIANA								OIL LEASE
ANADARKO - OPERATOR								PROVED
G-15927 #2 ST5 (AMP 4.9 UPR & UPR STRAY)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.30000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC WITH FIXED COST AND PHA FEE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 75,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 271

GARDEN BANKS BLOCK 625, LOUISIANA								OIL LEASE
ANADARKO - OPERATOR								PROBABLE
G-15927 #2 ST4 REPLACEMENT (AMP 5.2 MAIN)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000	0.24000000		0.24000000	89.30		3.81	8.00%	-1,490,544
FINAL	0.30000000	0.23151000		0.23151000	89.30		3.81	10.00%	-1,590,658
REMARKS	SIDETRACK COSTS SHOWN AS DEVELOPMENT COSTS. SIDETRACK IS ECONOMIC WHEN OTHER ZONES CONSIDERED.							15.00%	-1,814,224
	INTEREST REVERSION 3/31/2014.							20.00%	-2,003,061
								25.00%	-2,161,079

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	213,150	0	434	51,156	0	104	89.30	0.00	3.81
2014	1	381,818	0	1,149	89,943	0	270	89.30	0.00	3.81

Sub-Total		594,968	0	1,583	141,099	0	374	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		594,968	0	1,583	141,099	0	374	89.30	0.00	3.81

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		594,968	0	1,583

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	4,568,083	0	395,558	0	4,963,641	0	0	0	4,963,641
2014	8,031,676	0	1,027,071	0	9,058,747	0	0	0	9,058,747

Sub-Total	12,599,759	0	1,422,629	0	14,022,388	0	0	0	14,022,388
Remainder	0	0	0	0	0	0	0	0	0
Total Future	12,599,759	0	1,422,629	0	14,022,388	0	0	0	14,022,388

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	270,568	0	14,173,500	0	14,444,068	-9,480,427	-9,480,427	-8,687,353
2014	599,648	0	0	0	599,648	8,459,099	-1,021,328	7,096,695

Sub-Total	870,216	0	14,173,500	0	15,043,716	-1,021,328		-1,590,658
Remainder	0	0	0	0	0	0	-1,021,328	0
Total Future	870,216	0	14,173,500	0	15,043,716	-1,021,328		-1,590,658

Life of evaluation is: 2.05 years.

Final production rate: 50,494 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 272

GARDEN BANKS BLOCK 625, LOUISIANA								OIL LEASE
ANADARKO - OPERATOR								PROBABLE
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000	0.23151000		0.23151000	89.30		3.81	8.00%	14,195,227
FINAL	0.30000000	0.23151000		0.23151000	89.30		3.81	10.00%	13,412,534
REMARKS	RECOMPLETION IS A SMART RECOMPLETION. NO ADDITIONAL DEVELOPMENT COST REQUIRED.							15.00%	11,652,474
								20.00%	10,139,176
								25.00%	8,835,751

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	306,999	0	628	71,073	0	145	89.30	0.00	3.81
2015	1	368,864	0	1,047	85,396	0	242	89.30	0.00	3.81
2016	1	133,747	0	458	30,964	0	106	89.30	0.00	3.81
2017	1	21,459	0	77	4,968	0	18	89.30	0.00	3.81

Sub-Total		831,069	0	2,210	192,401	0	511	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		831,069	0	2,210	192,401	0	511	89.30	0.00	3.81

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		831,069	0	2,210

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	6,346,634	0	552,387	0	6,899,020	0	0	0	6,899,020
2015	7,625,585	0	920,913	0	8,546,498	0	0	0	8,546,498
2016	2,764,981	0	403,272	0	3,168,253	0	0	0	3,168,253
2017	443,621	0	68,138	0	511,759	0	0	0	511,759

Sub-Total	17,180,820	0	1,944,710	0	19,125,531	0	0	0	19,125,531
Remainder	0	0	0	0	0	0	0	0	0
Total Future	17,180,820	0	1,944,710	0	19,125,531	0	0	0	19,125,531

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	388,773	0	0	0	388,773	6,510,247	6,510,247	5,188,133
2015	574,612	0	0	0	574,612	7,971,886	14,482,134	5,961,653
2016	256,340	0	0	0	256,340	2,911,913	17,394,047	1,971,508
2017	48,549	0	0	0	48,549	463,209	17,857,256	291,241

Sub-Total	1,268,274	0	0	0	1,268,274	17,857,256		13,412,534
Remainder	0	0	0	0	0	0	17,857,256	0
Total Future	1,268,274	0	0	0	1,268,274	17,857,256		13,412,534

Life of evaluation is: 4.83 years.

Final production rate: 4,500 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 273

GARDEN BANKS BLOCK 625, LOUISIANA								OIL LEASE
ANADARKO - OPERATOR								PROBABLE
G-15927 #2 ST4 REPLACEMENT (AMP 4.9 UPR)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000	0.23151000		0.23151000	89.30		3.81	8.00%	10,257,903
FINAL	0.30000000	0.23151000		0.23151000	89.30		3.81	10.00%	9,431,043
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	7,667,668
								20.00%	6,261,066
								25.00%	5,133,956

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	28,883	0	11	6,687	0	3	89.30	0.00	3.81
2015	0	174,730	0	298	40,452	0	69	89.30	0.00	3.81
2016	0	176,751	0	482	40,920	0	111	89.30	0.00	3.81
2017	1	154,903	0	512	35,862	0	118	89.30	0.00	3.81
2018	1	100,532	0	354	23,274	0	82	89.30	0.00	3.81
2019	1	37,272	0	135	8,629	0	31	89.30	0.00	3.81

Sub-Total		673,071	0	1,792	155,823	0	414	89.30	0.00	3.81
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		673,071	0	1,792	155,823	0	414	89.30	0.00	3.81

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.20%
Ultimate		673,071	0	1,792

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	597,107	0	9,971	0	607,079	0	0	0	607,079
2015	3,612,218	0	262,067	0	3,874,285	0	0	0	3,874,285
2016	3,653,995	0	423,795	0	4,077,790	0	0	0	4,077,790
2017	3,202,334	0	450,638	0	3,652,972	0	0	0	3,652,972
2018	2,078,311	0	311,606	0	2,389,917	0	0	0	2,389,917
2019	770,524	0	118,453	0	888,976	0	0	0	888,976

Sub-Total	13,914,489	0	1,576,530	0	15,491,019	0	0	0	15,491,019
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,914,489	0	1,576,530	0	15,491,019	0	0	0	15,491,019

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	20,625	0	0	0	20,625	586,454	586,454	463,923
2015	194,280	0	0	0	194,280	3,680,005	4,266,459	2,720,705
2016	251,203	0	0	0	251,203	3,826,587	8,093,046	2,573,822
2017	272,947	0	0	0	272,947	3,380,025	11,473,071	2,055,354
2018	204,990	0	0	0	204,990	2,184,928	13,657,999	1,207,763
2019	84,802	0	0	0	84,802	804,175	14,462,173	409,476

Sub-Total	1,028,846	0	0	0	1,028,846	14,462,173		9,431,043
Remainder	0	0	0	0	0	0	14,462,173	0
Total Future	1,028,846	0	0	0	1,028,846	14,462,173		9,431,043

Life of evaluation is: 7.09 years.

Final production rate: 4,500 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 274

GARDEN BANKS BLOCK 625, LOUISIANA								GAS LEASE
ANADARKO - OPERATOR								PROVED
P/F EXPENSES GB 625 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000							8.00%	-2,183,128
FINAL	0.30000000							10.00%	-2,111,212
REMARKS	OPEX INCLUDES $150,000/MO PROCESSING FEE. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-1,944,268
								20.00%	-1,794,060
								25.00%	-1,658,767

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	314,100	0	0	0	314,100	-314,100	-314,100	-306,308
2013	464,700	0	0	0	464,700	-464,700	-778,800	-425,873
2014	0	0	1,725,000	0	1,725,000	-1,725,000	-2,503,800	-1,379,031

Sub-Total	778,800	0	1,725,000	0	2,503,800	-2,503,800		-2,111,212
Remainder	0	0	0	0	0	0	-2,503,800	0
Total Future	778,800	0	1,725,000	0	2,503,800	-2,503,800		-2,111,212

Life of evaluation is: 1.25 years.

Final production rate: 10.320 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 275

GARDEN BANKS BLOCK 625, LOUISIANA								GAS LEASE
ANADARKO - OPERATOR								PROVED
P/F EXPENSES GB 625 (FIXED & ABAND)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	OPEX INCLUDES $150,000/MO PROCESSING FEE. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 276

GARDEN BANKS BLOCK 625, LOUISIANA								GAS LEASE
ANADARKO - OPERATOR								PROBABLE
P/F EXPENSES GB 625 (FIXED COSTS)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000							8.00%	-321,930
FINAL	0.30000000							10.00%	-306,691
REMARKS	OPEX INCLUDES $150,000/MO PROCESSING FEE.							15.00%	-272,277
								20.00%	-242,476
								25.00%	-216,591

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	116,094	0	0	0	116,094	-116,094	-116,094	-102,314
2014	72,494	0	0	0	72,494	-72,494	-188,587	-59,459
2015	99,921	0	0	0	99,921	-99,921	-288,509	-73,775
2016	104,353	0	0	0	104,353	-104,353	-392,861	-71,144

Sub-Total	392,861	0	0	0	392,861	-392,861		-306,691
Remainder	0	0	0	0	0	0	-392,861	0
Total Future	392,861	0	0	0	392,861	-392,861		-306,691

Life of evaluation is: 4.17 years.

Final production rate: 7.569 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 277

GARDEN BANKS BLOCK 625, LOUISIANA								GAS LEASE
ANADARKO - OPERATOR								PROBABLE
P/F EXPENSES GB 625 (FIXED COSTS)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000							8.00%	-1,494,240
FINAL	0.30000000							10.00%	-1,407,940
REMARKS	OPEX INCLUDES $150,000/MO PROCESSING FEE.							15.00%	-1,216,093
								20.00%	-1,053,706
								25.00%	-915,825

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	93,306	0	0	0	93,306	-93,306	-93,306	-81,007
2014	555,706	0	0	0	555,706	-555,706	-649,013	-455,436
2015	528,279	0	0	0	528,279	-528,279	-1,177,291	-392,346
2016	523,847	0	0	0	523,847	-523,847	-1,701,139	-350,718
2017	204,455	0	0	0	204,455	-204,455	-1,905,594	-128,434

Sub-Total	1,905,594	0	0	0	1,905,594	-1,905,594		-1,407,940
Remainder	0	0	0	0	0	0	-1,905,594	0
Total Future	1,905,594	0	0	0	1,905,594	-1,905,594		-1,407,940

Life of evaluation is: 4.92 years.

Final production rate: 3.619 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 278

GARDEN BANKS BLOCK 625, LOUISIANA								GAS LEASE
ANADARKO - OPERATOR								POSSIBLE
P/F EXPENSES GB 625 (FIXED COSTS)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.30000000							8.00%	-878,825
FINAL	0.30000000							10.00%	-781,404
REMARKS	OPEX INCLUDES $150,000/MO PROCESSING FEE.							15.00%	-583,432
								20.00%	-436,586
								25.00%	-327,418

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	420,545	0	0	0	420,545	-420,545	-420,545	-251,429
2018	628,200	0	0	0	628,200	-628,200	-1,048,745	-345,717
2019	362,441	0	0	0	362,441	-362,441	-1,411,186	-184,258

Sub-Total	1,411,186	0	0	0	1,411,186	-1,411,186		-781,404
Remainder	0	0	0	0	0	0	-1,411,186	0
Total Future	1,411,186	0	0	0	1,411,186	-1,411,186		-781,404

Life of evaluation is: 7.09 years.

Final production rate: 0.538 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 279

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	3,282,270
FINAL								10.00%	3,024,099
REMARKS								15.00%	2,502,278
								20.00%	2,114,452
								25.00%	1,821,744

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	92,079	0	333	4,236	0	15	95.67	0.00	3.15
2013	2	149,042	0	0	6,856	0	0	95.67	0.00	0.00
2014	2	112,604	0	0	5,180	0	0	95.67	0.00	0.00
2015	2	84,723	0	0	3,897	0	0	95.67	0.00	0.00
2016	1	43,604	0	0	2,006	0	0	95.67	0.00	0.00
2017	2	44,207	0	606	2,034	0	28	95.67	0.00	3.15
2018	2	97,030	0	3,624	4,463	0	167	95.67	0.00	3.15
2019	2	80,975	0	3,592	3,725	0	165	95.67	0.00	3.15
2020	2	45,637	0	2,385	2,099	0	110	95.67	0.00	3.15
2021	2	19,856	0	1,234	913	0	57	95.67	0.00	3.15
2022	2	8,674	0	640	399	0	29	95.67	0.00	3.15
2023	2	3,717	0	326	171	0	15	95.67	0.00	3.15

Sub-Total		782,147	0	12,739	35,979	0	586	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		782,147	0	12,739	35,979	0	586	95.67	0.00	3.15

Cumulative		814,040	0	4,461
Ultimate		1,596,188	0	17,200

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	405,222	0	48,242	0	453,464	50,653	0	2,267	400,545
2013	655,906	0	0	0	655,906	81,988	0	0	573,918
2014	495,549	0	0	0	495,549	61,944	0	0	433,605
2015	372,852	0	0	0	372,852	46,607	0	0	326,246
2016	191,893	0	0	0	191,893	23,987	0	0	167,906
2017	194,549	0	87,759	0	282,308	24,319	0	4,123	253,866
2018	427,013	0	525,118	0	952,131	53,377	0	24,672	874,082
2019	356,357	0	520,424	0	876,781	44,545	0	24,452	807,784
2020	200,840	0	345,620	0	546,460	25,105	0	16,239	505,116
2021	87,381	0	178,750	0	266,131	10,923	0	8,398	246,810
2022	38,171	0	92,793	0	130,964	4,771	0	4,360	121,833
2023	16,358	0	47,165	0	63,523	2,045	0	2,216	59,263

Sub-Total	3,442,090	0	1,845,872	0	5,287,962	430,261	0	86,727	4,770,974
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,442,090	0	1,845,872	0	5,287,962	430,261	0	86,727	4,770,974

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	4,005	0	0	4,005	396,539	396,539	387,455
2013	0	5,739	0	0	5,739	568,178	964,718	515,502
2014	0	4,336	0	0	4,336	429,269	1,393,987	352,578
2015	0	3,262	0	0	3,262	322,983	1,716,970	240,203
2016	0	1,679	0	0	1,679	166,227	1,883,197	111,872
2017	0	2,539	0	0	2,539	251,328	2,134,525	149,751
2018	0	8,741	0	0	8,741	865,341	2,999,866	476,407
2019	0	8,078	0	0	8,078	799,707	3,799,572	398,696
2020	0	5,051	0	0	5,051	500,065	4,299,638	226,775
2021	0	2,468	0	0	2,468	244,342	4,543,979	100,290
2022	0	1,218	0	0	1,218	120,615	4,664,594	44,814
2023	0	593	0	0	593	58,670	4,723,264	19,755

Sub-Total	0	47,710	0	0	47,710	4,723,264		3,024,099
Remainder	0	0	0	0	0	0	4,723,264	0
Total Future	0	47,710	0	0	47,710	4,723,264		3,024,099

Life of summary is: 11.47 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 280

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	1,725,264
FINAL								10.00%	1,669,296
REMARKS								15.00%	1,541,981
								20.00%	1,430,421
								25.00%	1,332,219

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	92,079	0	333	4,236	0	15	95.67	0.00	3.15
2013	2	149,042	0	0	6,856	0	0	95.67	0.00	0.00
2014	2	112,604	0	0	5,180	0	0	95.67	0.00	0.00
2015	2	84,723	0	0	3,897	0	0	95.67	0.00	0.00
2016	1	43,604	0	0	2,006	0	0	95.67	0.00	0.00
2017	1	26,295	0	0	1,210	0	0	95.67	0.00	0.00

Sub-Total		508,347	0	333	23,384	0	15	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		508,347	0	333	23,384	0	15	95.67	0.00	3.15

Cumulative		606,989	0	2,572
Ultimate		1,115,336	0	2,904

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	405,222	0	48,242	0	453,464	50,653	0	2,267	400,545
2013	655,906	0	0	0	655,906	81,988	0	0	573,918
2014	495,549	0	0	0	495,549	61,944	0	0	433,605
2015	372,852	0	0	0	372,852	46,607	0	0	326,246
2016	191,893	0	0	0	191,893	23,987	0	0	167,906
2017	115,721	0	0	0	115,721	14,465	0	0	101,256

Sub-Total	2,237,142	0	48,242	0	2,285,384	279,643	0	2,267	2,003,475
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,237,142	0	48,242	0	2,285,384	279,643	0	2,267	2,003,475

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	4,005	0	0	4,005	396,539	396,539	387,455
2013	0	5,739	0	0	5,739	568,178	964,718	515,502
2014	0	4,336	0	0	4,336	429,269	1,393,987	352,578
2015	0	3,262	0	0	3,262	322,983	1,716,970	240,203
2016	0	1,679	0	0	1,679	166,227	1,883,197	111,872
2017	0	1,013	0	0	1,013	100,243	1,983,440	61,686

Sub-Total	0	20,035	0	0	20,035	1,983,440		1,669,296
Remainder	0	0	0	0	0	0	1,983,440	0
Total Future	0	20,035	0	0	20,035	1,983,440		1,669,296

Life of summary is: 5.28 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 281

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								PROVED
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		207,051	0	1,889
Ultimate		207,051	0	1,889

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0
Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 282

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	1,557,006
FINAL								10.00%	1,354,803
REMARKS								15.00%	960,297
								20.00%	684,031
								25.00%	489,525

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	2	17,912	0	606	824	0	28	95.67	0.00	3.15
2018	2	97,030	0	3,624	4,463	0	167	95.67	0.00	3.15
2019	2	80,975	0	3,592	3,725	0	165	95.67	0.00	3.15
2020	2	45,637	0	2,385	2,099	0	110	95.67	0.00	3.15
2021	2	19,856	0	1,234	913	0	57	95.67	0.00	3.15
2022	2	8,674	0	640	399	0	29	95.67	0.00	3.15
2023	2	3,717	0	326	171	0	15	95.67	0.00	3.15

Sub-Total		273,801	0	12,406	12,595	0	571	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		273,801	0	12,406	12,595	0	571	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		273,801	0	12,406

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	78,828	0	87,759	0	166,587	9,854	0	4,123	152,611
2018	427,013	0	525,118	0	952,131	53,377	0	24,672	874,082
2019	356,357	0	520,424	0	876,781	44,545	0	24,452	807,784
2020	200,840	0	345,620	0	546,460	25,105	0	16,239	505,116
2021	87,381	0	178,750	0	266,131	10,923	0	8,398	246,810
2022	38,171	0	92,793	0	130,964	4,771	0	4,360	121,833
2023	16,358	0	47,165	0	63,523	2,045	0	2,216	59,263

Sub-Total	1,204,948	0	1,797,629	0	3,002,578	150,619	0	84,460	2,767,499
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,204,948	0	1,797,629	0	3,002,578	150,619	0	84,460	2,767,499

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	1,526	0	0	1,526	151,084	151,084	88,065
2018	0	8,741	0	0	8,741	865,341	1,016,426	476,407
2019	0	8,078	0	0	8,078	799,707	1,816,132	398,696
2020	0	5,051	0	0	5,051	500,065	2,316,198	226,775
2021	0	2,468	0	0	2,468	244,342	2,560,539	100,290
2022	0	1,218	0	0	1,218	120,615	2,681,154	44,814
2023	0	593	0	0	593	58,670	2,739,824	19,755

Sub-Total	0	27,675	0	0	27,675	2,739,824		1,354,803
Remainder	0	0	0	0	0	0	2,739,824	0
Total Future	0	27,675	0	0	27,675	2,739,824		1,354,803

Life of summary is: 11.47 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 283

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	4,977,715
FINAL								10.00%	4,632,291
REMARKS								15.00%	3,974,044
								20.00%	3,507,934
								25.00%	3,156,775

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	120,907	0	59	5,562	0	3	95.67	0.00	3.15
2013	1	369,676	0	0	17,005	0	0	95.67	0.00	0.00
2014	1	369,739	0	0	17,008	0	0	95.67	0.00	0.00
2015	1	254,478	0	0	11,706	0	0	95.67	0.00	0.00
2016	2	179,936	0	0	8,277	0	0	95.67	0.00	0.00
2017	2	92,690	0	-606	4,264	0	-28	95.67	0.00	3.15
2018	0	-8,105	0	-3,624	-373	0	-167	95.67	0.00	3.15
2019	0	-39,681	0	-3,592	-1,825	0	-165	95.67	0.00	3.15
2020	-1	-11,362	0	-2,385	-523	0	-110	95.67	0.00	3.15
2021	0	63,713	0	1,497	3,496	0	89	95.67	0.00	3.15
2022	0	79,020	0	2,984	4,280	0	164	95.67	0.00	3.15
2023	0	68,991	0	3,241	3,708	0	175	95.67	0.00	3.15
2024	2	43,287	0	2,509	2,310	0	134	95.67	0.00	3.15
2025	2	21,941	0	1,512	1,171	0	81	95.67	0.00	3.15
2026	2	11,163	0	914	596	0	49	95.67	0.00	3.15

Sub-Total		1,616,391	0	2,509	76,661	0	225	95.67	0.00	3.15
Remainder		8,778	0	921	468	0	49	95.67	0.00	3.15
Total Future		1,625,169	0	3,429	77,129	0	274	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		1,625,169	0	3,429

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	532,091	0	8,605	0	540,696	66,511	0	404	473,780
2013	1,626,876	0	0	0	1,626,876	203,360	0	0	1,423,517
2014	1,627,155	0	0	0	1,627,155	203,394	0	0	1,423,760
2015	1,119,913	0	0	0	1,119,913	139,989	0	0	979,924
2016	791,864	0	0	0	791,864	98,983	0	0	692,881
2017	407,912	0	-87,759	0	320,153	50,989	0	-4,123	273,287
2018	-35,671	0	-525,118	0	-560,788	-4,459	0	-24,672	-531,657
2019	-174,627	0	-520,424	0	-695,051	-21,828	0	-24,452	-648,771
2020	-50,002	0	-345,620	0	-395,622	-6,250	0	-16,239	-373,133
2021	334,454	0	280,159	0	614,612	41,807	0	13,163	559,642
2022	409,471	0	516,304	0	925,775	51,184	0	24,258	850,333
2023	354,787	0	552,296	0	907,083	44,348	0	25,949	836,785
2024	220,963	0	421,637	0	642,600	27,620	0	19,810	595,170
2025	111,998	0	254,044	0	366,043	14,000	0	11,936	340,107
2026	56,984	0	153,600	0	210,584	7,123	0	7,217	196,244

Sub-Total	7,334,167	0	707,725	0	8,041,892	916,771	0	33,252	7,091,869
Remainder	44,808	0	154,773	0	199,582	5,601	0	7,272	186,709
Total Future	7,378,976	0	862,498	0	8,241,474	922,372	0	40,524	7,278,578

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	4,738	0	0	4,738	469,043	469,043	453,672
2013	0	14,235	0	0	14,235	1,409,282	1,878,324	1,275,292
2014	0	14,238	0	0	14,238	1,409,523	3,287,847	1,156,101
2015	0	9,799	0	0	9,799	970,124	4,257,971	722,502
2016	0	6,929	0	0	6,929	685,952	4,943,924	462,228
2017	0	2,733	0	0	2,733	270,554	5,214,478	169,030
2018	0	-5,317	0	0	-5,317	-526,341	4,688,137	-289,350
2019	0	-6,488	0	0	-6,488	-642,283	4,045,854	-320,080
2020	0	-3,731	0	0	-3,731	-369,402	3,676,452	-167,788
2021	0	5,596	0	0	5,596	554,046	4,230,498	222,143
2022	0	8,503	0	0	8,503	841,830	5,072,328	310,943
2023	0	8,368	0	0	8,368	828,417	5,900,746	277,259
2024	0	5,952	0	0	5,952	589,218	6,489,963	179,184
2025	0	3,401	0	0	3,401	336,706	6,826,669	92,676
2026	0	1,962	0	0	1,962	194,282	7,020,951	48,407

Sub-Total	0	70,919	0	0	70,919	7,020,951		4,592,219
Remainder	0	1,867	0	0	1,867	184,842	7,205,792	40,072
Total Future	0	72,786	0	0	72,786	7,205,792		4,632,291

Life of summary is: 16.64 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 284

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	700,515
FINAL								10.00%	636,808
REMARKS								15.00%	505,685
								20.00%	406,010
								25.00%	329,512

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	578	0	8	27	0	0	95.67	0.00	3.15
2013	0	9,676	0	0	445	0	0	95.67	0.00	0.00
2014	0	20,494	0	0	943	0	0	95.67	0.00	0.00
2015	0	26,938	0	0	1,239	0	0	95.67	0.00	0.00
2016	1	50,349	0	0	2,316	0	0	95.67	0.00	0.00
2017	1	37,215	0	0	1,712	0	0	95.67	0.00	0.00
2018	1	47,215	0	0	2,172	0	0	95.67	0.00	0.00
2019	1	40,177	0	0	1,848	0	0	95.67	0.00	0.00
2020	1	34,275	0	0	1,577	0	0	95.67	0.00	0.00
2021	1	6,748	0	0	310	0	0	95.67	0.00	0.00

Sub-Total		273,664	0	8	12,589	0	0	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		273,664	0	8	12,589	0	0	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		273,664	0	8

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,545	0	1,218	0	3,764	318	0	57	3,388
2013	42,581	0	0	0	42,581	5,323	0	0	37,259
2014	90,188	0	0	0	90,188	11,274	0	0	78,915
2015	118,549	0	0	0	118,549	14,819	0	0	103,731
2016	221,577	0	0	0	221,577	27,697	0	0	193,880
2017	163,775	0	0	0	163,775	20,472	0	0	143,303
2018	207,784	0	0	0	207,784	25,973	0	0	181,811
2019	176,813	0	0	0	176,813	22,102	0	0	154,711
2020	150,838	0	0	0	150,838	18,855	0	0	131,983
2021	29,695	0	0	0	29,695	3,712	0	0	25,984

Sub-Total	1,204,346	0	1,218	0	1,205,564	150,543	0	57	1,054,964
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,204,346	0	1,218	0	1,205,564	150,543	0	57	1,054,964

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	34	0	0	34	3,354	3,354	3,269
2013	0	373	0	0	373	36,886	40,240	32,998
2014	0	789	0	0	789	78,126	118,366	63,811
2015	0	1,037	0	0	1,037	102,693	221,060	76,034
2016	0	1,939	0	0	1,939	191,941	413,001	128,973
2017	0	1,433	0	0	1,433	141,870	554,870	86,269
2018	0	1,818	0	0	1,818	179,993	734,863	99,165
2019	0	1,547	0	0	1,547	153,164	888,027	76,391
2020	0	1,320	0	0	1,320	130,663	1,018,690	58,987
2021	0	260	0	0	260	25,724	1,044,414	10,911

Sub-Total	0	10,550	0	0	10,550	1,044,414		636,808
Remainder	0	0	0	0	0	0	1,044,414	0
Total Future	0	10,550	0	0	10,550	1,044,414		636,808

Life of summary is: 8.72 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 285

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								PROBABLE
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	4,192,499
FINAL								10.00%	4,025,655
REMARKS								15.00%	3,649,655
								20.00%	3,324,331
								25.00%	3,041,283

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	120,329	0	51	5,535	0	2	95.67	0.00	3.15
2013	1	360,000	0	0	16,560	0	0	95.67	0.00	0.00
2014	1	349,245	0	0	16,065	0	0	95.67	0.00	0.00
2015	1	227,540	0	0	10,467	0	0	95.67	0.00	0.00
2016	1	129,587	0	0	5,961	0	0	95.67	0.00	0.00
2017	1	73,388	0	0	3,376	0	0	95.67	0.00	0.00
2018	1	41,710	0	0	1,919	0	0	95.67	0.00	0.00
2019	1	1,117	0	0	51	0	0	95.67	0.00	0.00

Sub-Total		1,302,916	0	51	59,934	0	2	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,302,916	0	51	59,934	0	2	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		1,302,916	0	51

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	529,545	0	7,387	0	536,933	66,193	0	347	470,392
2013	1,584,295	0	0	0	1,584,295	198,037	0	0	1,386,258
2014	1,536,966	0	0	0	1,536,966	192,121	0	0	1,344,846
2015	1,001,363	0	0	0	1,001,363	125,170	0	0	876,193
2016	570,287	0	0	0	570,287	71,286	0	0	499,001
2017	322,966	0	0	0	322,966	40,371	0	0	282,595
2018	183,559	0	0	0	183,559	22,945	0	0	160,614
2019	4,917	0	0	0	4,917	615	0	0	4,303

Sub-Total	5,733,899	0	7,387	0	5,741,286	716,737	0	347	5,024,202
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,733,899	0	7,387	0	5,741,286	716,737	0	347	5,024,202

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	4,704	0	0	4,704	465,688	465,688	450,404
2013	0	13,863	0	0	13,863	1,372,396	1,838,084	1,242,295
2014	0	13,448	0	0	13,448	1,331,397	3,169,481	1,092,290
2015	0	8,762	0	0	8,762	867,431	4,036,912	646,468
2016	0	4,990	0	0	4,990	494,011	4,530,923	333,255
2017	0	2,826	0	0	2,826	279,769	4,810,692	170,826
2018	0	1,606	0	0	1,606	159,008	4,969,700	87,893
2019	0	43	0	0	43	4,260	4,973,960	2,225

Sub-Total	0	50,242	0	0	50,242	4,973,960		4,025,655
Remainder	0	0	0	0	0	0	4,973,960	0
Total Future	0	50,242	0	0	50,242	4,973,960		4,025,655

Life of summary is: 6.54 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 286

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	84,702
FINAL								10.00%	-30,172
REMARKS								15.00%	-181,296
								20.00%	-222,407
								25.00%	-214,020

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	-17,912	0	-606	-824	0	-28	95.67	0.00	3.15
2018	-2	-97,030	0	-3,624	-4,463	0	-167	95.67	0.00	3.15
2019	-2	-80,975	0	-3,592	-3,725	0	-165	95.67	0.00	3.15
2020	-2	-45,637	0	-2,385	-2,099	0	-110	95.67	0.00	3.15
2021	0	56,965	0	1,497	3,186	0	89	95.67	0.00	3.15
2022	0	79,020	0	2,984	4,280	0	164	95.67	0.00	3.15
2023	0	68,991	0	3,241	3,708	0	175	95.67	0.00	3.15
2024	2	43,287	0	2,509	2,310	0	134	95.67	0.00	3.15
2025	2	21,941	0	1,512	1,171	0	81	95.67	0.00	3.15
2026	2	11,163	0	914	596	0	49	95.67	0.00	3.15

Sub-Total		39,811	0	2,449	4,138	0	222	95.67	0.00	3.15
Remainder		8,778	0	921	468	0	49	95.67	0.00	3.15
Total Future		48,589	0	3,370	4,607	0	271	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		48,589	0	3,370

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	-78,828	0	-87,759	0	-166,587	-9,854	0	-4,123	-152,611
2018	-427,013	0	-525,118	0	-952,131	-53,377	0	-24,672	-874,082
2019	-356,357	0	-520,424	0	-876,781	-44,545	0	-24,452	-807,784
2020	-200,840	0	-345,620	0	-546,460	-25,105	0	-16,239	-505,116
2021	304,758	0	280,159	0	584,917	38,095	0	13,163	533,659
2022	409,471	0	516,304	0	925,775	51,184	0	24,258	850,333
2023	354,787	0	552,296	0	907,083	44,348	0	25,949	836,785
2024	220,963	0	421,637	0	642,600	27,620	0	19,810	595,170
2025	111,998	0	254,044	0	366,043	14,000	0	11,936	340,107
2026	56,984	0	153,600	0	210,584	7,123	0	7,217	196,244

Sub-Total	395,923	0	699,119	0	1,095,042	49,490	0	32,848	1,012,704
Remainder	44,808	0	154,773	0	199,582	5,601	0	7,272	186,709
Total Future	440,731	0	853,893	0	1,294,624	55,091	0	40,119	1,199,413

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	-1,526	0	0	-1,526	-151,084	-151,084	-88,065
2018	0	-8,741	0	0	-8,741	-865,341	-1,016,426	-476,407
2019	0	-8,078	0	0	-8,078	-799,707	-1,816,132	-398,696
2020	0	-5,051	0	0	-5,051	-500,065	-2,316,198	-226,775
2021	0	5,337	0	0	5,337	528,322	-1,787,875	211,233
2022	0	8,503	0	0	8,503	841,830	-946,046	310,943
2023	0	8,368	0	0	8,368	828,417	-117,628	277,259
2024	0	5,952	0	0	5,952	589,218	471,590	179,184
2025	0	3,401	0	0	3,401	336,706	808,295	92,676
2026	0	1,962	0	0	1,962	194,282	1,002,577	48,407

Sub-Total	0	10,127	0	0	10,127	1,002,577		-70,244
Remainder	0	1,867	0	0	1,867	184,842	1,187,419	40,072
Total Future	0	11,994	0	0	11,994	1,187,419		-30,172

Life of summary is: 16.64 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 287

FIELD SUMMARY
GHEENS (MOUNTAINEER DEEP)								POSSIBLE
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	1,206,992
FINAL								10.00%	1,077,387
REMARKS								15.00%	817,193
								20.00%	626,312
								25.00%	484,764

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0	0.00	0.00
2013	0	0	0	0	0	0	0	0	0.00	0.00
2014	0	4,803	0	0	221	0	0	95.67	0.00	0.00
2015	0	53,164	0	0	2,446	0	0	95.67	0.00	0.00
2016	0	78,443	0	0	3,608	0	0	95.67	0.00	0.00
2017	0	79,935	0	0	3,677	0	0	95.67	0.00	0.00
2018	0	71,651	0	0	3,296	0	0	95.67	0.00	0.00
2019	1	82,698	0	0	3,804	0	0	95.67	0.00	0.00
2020	1	62,115	0	0	2,857	0	0	95.67	0.00	0.00
2021	1	45,780	0	0	2,106	0	0	95.67	0.00	0.00
2022	1	29,197	0	0	1,343	0	0	95.67	0.00	0.00

Sub-Total		507,786	0	0	23,358	0	0	95.67	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		507,786	0	0	23,358	0	0	95.67	0.00	0.00

Cumulative		0	0	0
Ultimate		507,786	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	21,137	0	0	0	21,137	2,642	0	0	18,495
2015	233,966	0	0	0	233,966	29,246	0	0	204,720
2016	345,213	0	0	0	345,213	43,152	0	0	302,061
2017	351,779	0	0	0	351,779	43,972	0	0	307,807
2018	315,323	0	0	0	315,323	39,415	0	0	275,908
2019	363,938	0	0	0	363,938	45,492	0	0	318,445
2020	273,358	0	0	0	273,358	34,170	0	0	239,188
2021	201,471	0	0	0	201,471	25,184	0	0	176,287
2022	128,490	0	0	0	128,490	16,061	0	0	112,429

Sub-Total	2,234,675	0	0	0	2,234,675	279,334	0	0	1,955,340
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,234,675	0	0	0	2,234,675	279,334	0	0	1,955,340

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	185	0	0	185	18,310	18,310	14,438
2015	0	2,047	0	0	2,047	202,673	220,983	149,341
2016	0	3,021	0	0	3,021	299,041	520,024	200,580
2017	0	3,078	0	0	3,078	304,729	824,753	185,303
2018	0	2,759	0	0	2,759	273,149	1,097,901	150,474
2019	0	3,184	0	0	3,184	315,261	1,413,162	157,320
2020	0	2,392	0	0	2,392	236,796	1,649,958	107,024
2021	0	1,763	0	0	1,763	174,524	1,824,483	71,397
2022	0	1,124	0	0	1,124	111,304	1,935,787	41,509

Sub-Total	0	19,553	0	0	19,553	1,935,787		1,077,387
Remainder	0	0	0	0	0	0	1,935,787	0
Total Future	0	19,553	0	0	19,553	1,935,787		1,077,387

Life of summary is: 10.34 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 288

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								PROVED
DM MINERALS #1 (UL-9 SAND (OIL RIM))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	503,632
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	490,448
REMARKS	ORRI. GAS SALES UNTIL 9/30/2012. GAS REINJECTION INTO GAS CAP STARTS 10/1/2012.							15.00%	459,807
								20.00%	432,163
								25.00%	407,164

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	30,488	0	113	1,402	0	5	95.67	0.00	3.15
2013	1	48,919	0	0	2,250	0	0	95.67	0.00	0.00
2014	1	36,771	0	0	1,691	0	0	95.67	0.00	0.00
2015	1	27,289	0	0	1,255	0	0	95.67	0.00	0.00

Sub-Total		143,467	0	113	6,599	0	5	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		143,467	0	113	6,599	0	5	95.67	0.00	3.15

Cumulative		201,491	0	976
Ultimate		344,958	0	1,089

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	134,172	0	16,402	0	150,574	16,772	0	771	133,032
2013	215,282	0	0	0	215,282	26,910	0	0	188,372
2014	161,825	0	0	0	161,825	20,228	0	0	141,596
2015	120,092	0	0	0	120,092	15,012	0	0	105,081

Sub-Total	631,372	0	16,402	0	647,773	78,921	0	771	568,081
Remainder	0	0	0	0	0	0	0	0	0
Total Future	631,372	0	16,402	0	647,773	78,921	0	771	568,081

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	1,330	0	0	1,330	131,701	131,701	128,696
2013	0	1,884	0	0	1,884	186,488	318,190	169,206
2014	0	1,416	0	0	1,416	140,181	458,370	115,141
2015	0	1,051	0	0	1,051	104,030	562,400	77,405

Sub-Total	0	5,681	0	0	5,681	562,400		490,448
Remainder	0	0	0	0	0	0	562,400	0
Total Future	0	5,681	0	0	5,681	562,400		490,448

Life of evaluation is: 3.49 years.

Final production rate: 2,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 289

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								PROBABLE
DM MINERALS #1 (UL-9 SAND (OIL RIM))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	159,721
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	149,395
REMARKS	ORRI. GAS SALES UNTIL 9/30/2012. GAS REINJECTION INTO GAS CAP STARTS 10/1/2012.							15.00%	126,765
	INCREMENTAL RECOVERY FOR HIGHER RECOVERY EFFICIENCY.							20.00%	108,007
								25.00%	92,416

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	578	0	1	27	0	0	95.67	0.00	3.15
2013	0	3,932	0	0	181	0	0	95.67	0.00	0.00
2014	0	6,239	0	0	287	0	0	95.67	0.00	0.00
2015	0	7,713	0	0	355	0	0	95.67	0.00	0.00
2016	1	28,555	0	0	1,314	0	0	95.67	0.00	0.00
2017	1	8,025	0	0	369	0	0	95.67	0.00	0.00

Sub-Total		55,042	0	1	2,532	0	0	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		55,042	0	1	2,532	0	0	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		55,042	0	1

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,545	0	152	0	2,697	318	0	7	2,372
2013	17,302	0	0	0	17,302	2,163	0	0	15,139
2014	27,455	0	0	0	27,455	3,432	0	0	24,023
2015	33,945	0	0	0	33,945	4,243	0	0	29,702
2016	125,667	0	0	0	125,667	15,708	0	0	109,958
2017	35,315	0	0	0	35,315	4,414	0	0	30,901

Sub-Total	242,230	0	152	0	242,381	30,279	0	7	212,096
Remainder	0	0	0	0	0	0	0	0	0
Total Future	242,230	0	152	0	242,381	30,279	0	7	212,096

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	24	0	0	24	2,348	2,348	2,273
2013	0	151	0	0	151	14,988	17,336	13,480
2014	0	240	0	0	240	23,783	41,119	19,447
2015	0	297	0	0	297	29,405	70,524	21,749
2016	0	1,100	0	0	1,100	108,859	179,383	73,219
2017	0	309	0	0	309	30,592	209,975	19,226

Sub-Total	0	2,121	0	0	2,121	209,975		149,395
Remainder	0	0	0	0	0	0	209,975	0
Total Future	0	2,121	0	0	2,121	209,975		149,395

Life of evaluation is: 4.83 years.

Final production rate: 2,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 290

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								PROBABLE
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL RIM))								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	4,192,499
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	4,025,655
REMARKS	ORRI. GAS SALES UNTIL 9/30/2012. GAS REINJECTION INTO GAS CAP STARTS 10/1/2012.							15.00%	3,649,655
	COMPLETION ATTEMPT IN PROGRESS.							20.00%	3,324,331
								25.00%	3,041,283

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	120,329	0	51	5,535	0	2	95.67	0.00	3.15
2013	1	360,000	0	0	16,560	0	0	95.67	0.00	0.00
2014	1	349,245	0	0	16,065	0	0	95.67	0.00	0.00
2015	1	227,540	0	0	10,467	0	0	95.67	0.00	0.00
2016	1	129,587	0	0	5,961	0	0	95.67	0.00	0.00
2017	1	73,388	0	0	3,376	0	0	95.67	0.00	0.00
2018	1	41,710	0	0	1,919	0	0	95.67	0.00	0.00
2019	1	1,117	0	0	51	0	0	95.67	0.00	0.00

Sub-Total		1,302,916	0	51	59,934	0	2	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,302,916	0	51	59,934	0	2	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		1,302,916	0	51

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	529,545	0	7,387	0	536,933	66,193	0	347	470,392
2013	1,584,295	0	0	0	1,584,295	198,037	0	0	1,386,258
2014	1,536,966	0	0	0	1,536,966	192,121	0	0	1,344,846
2015	1,001,363	0	0	0	1,001,363	125,170	0	0	876,193
2016	570,287	0	0	0	570,287	71,286	0	0	499,001
2017	322,966	0	0	0	322,966	40,371	0	0	282,595
2018	183,559	0	0	0	183,559	22,945	0	0	160,614
2019	4,917	0	0	0	4,917	615	0	0	4,303

Sub-Total	5,733,899	0	7,387	0	5,741,286	716,737	0	347	5,024,202
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,733,899	0	7,387	0	5,741,286	716,737	0	347	5,024,202

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	4,704	0	0	4,704	465,688	465,688	450,404
2013	0	13,863	0	0	13,863	1,372,396	1,838,084	1,242,295
2014	0	13,448	0	0	13,448	1,331,397	3,169,481	1,092,290
2015	0	8,762	0	0	8,762	867,431	4,036,912	646,468
2016	0	4,990	0	0	4,990	494,011	4,530,923	333,255
2017	0	2,826	0	0	2,826	279,769	4,810,692	170,826
2018	0	1,606	0	0	1,606	159,008	4,969,700	87,893
2019	0	43	0	0	43	4,260	4,973,960	2,225

Sub-Total	0	50,242	0	0	50,242	4,973,960		4,025,655
Remainder	0	0	0	0	0	0	4,973,960	0
Total Future	0	50,242	0	0	50,242	4,973,960		4,025,655

Life of evaluation is: 6.54 years.

Final production rate: 2,535 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 291

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								POSSIBLE
DM MINERALS #2-ALT ST1 (UL-9 SAND (OIL RIM))								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	1,206,992
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	1,077,387
REMARKS	ORRI. GAS SALES UNTIL 9/30/2012. GAS REINJECTION INTO GAS CAP STARTS 10/1/2012. COMPLETION ATTEMPT IN PROGRESS. INCREMENTAL RESERVES FOR INCREASED RECOVERY EFFICIENCY.							15.00%	817,193
								20.00%	626,312
								25.00%	484,764

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	4,803	0	0	221	0	0	95.67	0.00	0.00
2015	0	53,164	0	0	2,446	0	0	95.67	0.00	0.00
2016	0	78,443	0	0	3,608	0	0	95.67	0.00	0.00
2017	0	79,935	0	0	3,677	0	0	95.67	0.00	0.00
2018	0	71,651	0	0	3,296	0	0	95.67	0.00	0.00
2019	1	82,698	0	0	3,804	0	0	95.67	0.00	0.00
2020	1	62,115	0	0	2,857	0	0	95.67	0.00	0.00
2021	1	45,780	0	0	2,106	0	0	95.67	0.00	0.00
2022	1	29,197	0	0	1,343	0	0	95.67	0.00	0.00

Sub-Total		507,786	0	0	23,358	0	0	95.67	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		507,786	0	0	23,358	0	0	95.67	0.00	0.00

Cumulative		0	0	0
Ultimate		507,786	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	21,137	0	0	0	21,137	2,642	0	0	18,495
2015	233,966	0	0	0	233,966	29,246	0	0	204,720
2016	345,213	0	0	0	345,213	43,152	0	0	302,061
2017	351,779	0	0	0	351,779	43,972	0	0	307,807
2018	315,323	0	0	0	315,323	39,415	0	0	275,908
2019	363,938	0	0	0	363,938	45,492	0	0	318,445
2020	273,358	0	0	0	273,358	34,170	0	0	239,188
2021	201,471	0	0	0	201,471	25,184	0	0	176,287
2022	128,490	0	0	0	128,490	16,061	0	0	112,429

Sub-Total	2,234,675	0	0	0	2,234,675	279,334	0	0	1,955,340
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,234,675	0	0	0	2,234,675	279,334	0	0	1,955,340

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	185	0	0	185	18,310	18,310	14,438
2015	0	2,047	0	0	2,047	202,673	220,983	149,341
2016	0	3,021	0	0	3,021	299,041	520,024	200,580
2017	0	3,078	0	0	3,078	304,729	824,753	185,303
2018	0	2,759	0	0	2,759	273,149	1,097,901	150,474
2019	0	3,184	0	0	3,184	315,261	1,413,162	157,320
2020	0	2,392	0	0	2,392	236,796	1,649,958	107,024
2021	0	1,763	0	0	1,763	174,524	1,824,483	71,397
2022	0	1,124	0	0	1,124	111,304	1,935,787	41,509

Sub-Total	0	19,553	0	0	19,553	1,935,787		1,077,387
Remainder	0	0	0	0	0	0	1,935,787	0
Total Future	0	19,553	0	0	19,553	1,935,787		1,077,387

Life of evaluation is: 10.34 years.

Final production rate: 2,535 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 292

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								PROVED
GHEENS #2 (UL-9 SAND (OIL RIM AND GAS CAP))								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	ORRI.							15.00%	0
	SHUT-IN. GAS INJECTION TO START 10/1/2012.							20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		207,051	0	1,889
Ultimate		207,051	0	1,889

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 293

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								GAS LEASE
SAMSON - OPERATOR								PROVED
GHEENS #2 (UL-9 SAND (GAS CAP))								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	778,503
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	677,402
REMARKS	ORRI. CURRENTLY COMPLETED IN THE OIL RIM. BEHIND PIPE PROJECTION INCLUDES BOTH GAS AND CONDENSATE REMAINING IN GAS CAP AFTER DEPLETION OF THE OIL RIM.							15.00%	480,149
								20.00%	342,016
								25.00%	244,762

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	8,956	0	303	412	0	14	95.67	0.00	3.15
2018	1	48,515	0	1,812	2,232	0	83	95.67	0.00	3.15
2019	1	40,488	0	1,796	1,862	0	83	95.67	0.00	3.15
2020	1	22,818	0	1,193	1,050	0	55	95.67	0.00	3.15
2021	1	9,928	0	617	457	0	28	95.67	0.00	3.15
2022	1	4,337	0	320	199	0	15	95.67	0.00	3.15
2023	1	1,859	0	163	85	0	7	95.67	0.00	3.15

Sub-Total		136,900	0	6,203	6,297	0	285	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		136,900	0	6,203	6,297	0	285	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		136,900	0	6,203

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	39,414	0	43,880	0	83,294	4,927	0	2,062	76,305
2018	213,507	0	262,559	0	476,065	26,688	0	12,336	437,041
2019	178,179	0	260,212	0	438,390	22,272	0	12,226	403,892
2020	100,420	0	172,810	0	273,230	12,552	0	8,119	252,558
2021	43,690	0	89,375	0	133,065	5,461	0	4,199	123,405
2022	19,086	0	46,396	0	65,482	2,386	0	2,180	60,917
2023	8,179	0	23,583	0	31,762	1,022	0	1,108	29,631

Sub-Total	602,474	0	898,815	0	1,501,289	75,309	0	42,230	1,383,750
Remainder	0	0	0	0	0	0	0	0	0
Total Future	602,474	0	898,815	0	1,501,289	75,309	0	42,230	1,383,750

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	763	0	0	763	75,542	75,542	44,033
2018	0	4,370	0	0	4,370	432,671	508,213	238,204
2019	0	4,039	0	0	4,039	399,853	908,066	199,348
2020	0	2,526	0	0	2,526	250,033	1,158,099	113,388
2021	0	1,234	0	0	1,234	122,171	1,280,270	50,145
2022	0	609	0	0	609	60,307	1,340,577	22,407
2023	0	296	0	0	296	29,335	1,369,912	9,878

Sub-Total	0	13,837	0	0	13,837	1,369,912		677,402
Remainder	0	0	0	0	0	0	1,369,912	0
Total Future	0	13,837	0	0	13,837	1,369,912		677,402

Life of evaluation is: 11.47 years.

Final production rate: 10.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 294

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								GAS LEASE
SAMSON - OPERATOR								PROBABLE
GHEENS #2 (UL-9 SAND (GAS CAP))								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	-70,825
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	-106,403
REMARKS	ORRI.							15.00%	-144,351
	INCREMENTAL RESERVES DUE TO HIGHER RECOVERY EFFICIENCY FROM THE GAS CAP.							20.00%	-143,027
								25.00%	-126,003

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	-8,956	0	-303	-412	0	-14	95.67	0.00	3.15
2018	-1	-48,515	0	-1,812	-2,232	0	-83	95.67	0.00	3.15
2019	-1	-40,488	0	-1,796	-1,862	0	-83	95.67	0.00	3.15
2020	-1	-22,818	0	-1,193	-1,050	0	-55	95.67	0.00	3.15
2021	0	28,482	0	748	1,310	0	34	95.67	0.00	3.15
2022	0	39,510	0	1,492	1,817	0	69	95.67	0.00	3.15
2023	0	34,495	0	1,621	1,587	0	75	95.67	0.00	3.15
2024	1	21,643	0	1,254	996	0	58	95.67	0.00	3.15
2025	1	10,970	0	756	505	0	35	95.67	0.00	3.15
2026	1	5,582	0	457	257	0	21	95.67	0.00	3.15

Sub-Total		19,906	0	1,225	916	0	56	95.67	0.00	3.15
Remainder		4,389	0	460	202	0	21	95.67	0.00	3.15
Total Future		24,295	0	1,685	1,118	0	78	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		24,295	0	1,685

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	-39,414	0	-43,880	0	-83,294	-4,927	0	-2,062	-76,305
2018	-213,507	0	-262,559	0	-476,065	-26,688	0	-12,336	-437,041
2019	-178,179	0	-260,212	0	-438,390	-22,272	0	-12,226	-403,892
2020	-100,420	0	-172,810	0	-273,230	-12,552	0	-8,119	-252,558
2021	125,346	0	108,443	0	233,789	15,668	0	5,095	213,026
2022	173,876	0	216,162	0	390,038	21,734	0	10,156	358,148
2023	151,808	0	234,822	0	386,630	18,976	0	11,033	356,621
2024	95,249	0	181,752	0	277,001	11,906	0	8,539	256,555
2025	48,278	0	109,509	0	157,787	6,035	0	5,145	146,607
2026	24,563	0	66,211	0	90,775	3,070	0	3,111	84,593

Sub-Total	87,601	0	177,440	0	265,041	10,950	0	8,337	245,754
Remainder	19,315	0	66,717	0	86,032	2,414	0	3,135	80,483
Total Future	106,916	0	244,156	0	351,073	13,365	0	11,471	326,237

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	-763	0	0	-763	-75,542	-75,542	-44,033
2018	0	-4,370	0	0	-4,370	-432,671	-508,213	-238,204
2019	0	-4,039	0	0	-4,039	-399,853	-908,066	-199,348
2020	0	-2,526	0	0	-2,526	-250,033	-1,158,099	-113,388
2021	0	2,130	0	0	2,130	210,896	-947,203	84,141
2022	0	3,581	0	0	3,581	354,566	-592,637	130,946
2023	0	3,566	0	0	3,566	353,055	-239,582	118,154
2024	0	2,566	0	0	2,566	253,990	14,407	77,239
2025	0	1,466	0	0	1,466	145,141	159,549	39,949
2026	0	846	0	0	846	83,747	243,296	20,866

Sub-Total	0	2,458	0	0	2,458	243,296		-123,676
Remainder	0	805	0	0	805	79,678	322,974	17,274
Total Future	0	3,262	0	0	3,262	322,974		-106,403

Life of evaluation is: 16.64 years.

Final production rate: 10.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 295

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								PROVED
GHEENS #3-ALT (UL-9 SAND (OIL RIM))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	1,221,632
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	1,178,848
REMARKS								15.00%	1,082,174
								20.00%	998,258
								25.00%	925,055

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	61,591	0	220	2,833	0	10	95.67	0.00	3.15
2013	1	100,123	0	0	4,606	0	0	95.67	0.00	0.00
2014	1	75,832	0	0	3,488	0	0	95.67	0.00	0.00
2015	1	57,435	0	0	2,642	0	0	95.67	0.00	0.00
2016	1	43,604	0	0	2,006	0	0	95.67	0.00	0.00
2017	1	26,295	0	0	1,210	0	0	95.67	0.00	0.00

Sub-Total		364,880	0	220	16,784	0	10	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		364,880	0	220	16,784	0	10	95.67	0.00	3.15

Cumulative		405,498	0	1,596
Ultimate		770,378	0	1,816

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	271,050	0	31,841	0	302,890	33,881	0	1,496	267,513
2013	440,623	0	0	0	440,623	55,078	0	0	385,545
2014	333,724	0	0	0	333,724	41,716	0	0	292,009
2015	252,760	0	0	0	252,760	31,595	0	0	221,165
2016	191,893	0	0	0	191,893	23,987	0	0	167,906
2017	115,721	0	0	0	115,721	14,465	0	0	101,256

Sub-Total	1,605,770	0	31,841	0	1,637,611	200,721	0	1,496	1,435,394
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,605,770	0	31,841	0	1,637,611	200,721	0	1,496	1,435,394

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	2,675	0	0	2,675	264,838	264,838	258,759
2013	0	3,855	0	0	3,855	381,690	646,528	346,296
2014	0	2,920	0	0	2,920	289,089	935,617	237,437
2015	0	2,212	0	0	2,212	218,953	1,154,570	162,798
2016	0	1,679	0	0	1,679	166,227	1,320,797	111,872
2017	0	1,013	0	0	1,013	100,243	1,421,040	61,686

Sub-Total	0	14,354	0	0	14,354	1,421,040		1,178,848
Remainder	0	0	0	0	0	0	1,421,040	0
Total Future	0	14,354	0	0	14,354	1,421,040		1,178,848

Life of evaluation is: 5.28 years.

Final production rate: 2,535 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 296

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								OIL LEASE
SAMSON - OPERATOR								PROBABLE
GHEENS #3-ALT (UL-9 SAND (OIL RIM AND GAS CAP))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	540,793
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	487,412
REMARKS	ORRI. GAS SALES UNTIL 9/30/2012. GAS REINJECTION INTO GAS CAP STARTS 10/1/2012.							15.00%	378,920
	INCREMENTAL RESERVES DUE TO HIGHER RECOVERY EFFICIENCY.							20.00%	298,003
								25.00%	237,096

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	7	0	0	0	0.00	0.00	3.15
2013	0	5,744	0	0	264	0	0	95.67	0.00	0.00
2014	0	14,255	0	0	656	0	0	95.67	0.00	0.00
2015	0	19,225	0	0	884	0	0	95.67	0.00	0.00
2016	0	21,794	0	0	1,003	0	0	95.67	0.00	0.00
2017	1	29,190	0	0	1,343	0	0	95.67	0.00	0.00
2018	1	47,215	0	0	2,172	0	0	95.67	0.00	0.00
2019	1	40,177	0	0	1,848	0	0	95.67	0.00	0.00
2020	1	34,275	0	0	1,577	0	0	95.67	0.00	0.00
2021	1	6,748	0	0	310	0	0	95.67	0.00	0.00

Sub-Total		218,622	0	7	10,057	0	0	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		218,622	0	7	10,057	0	0	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		218,622	0	7

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	1,067	0	1,067	0	0	50	1,017
2013	25,279	0	0	0	25,279	3,160	0	0	22,119
2014	62,733	0	0	0	62,733	7,842	0	0	54,892
2015	84,604	0	0	0	84,604	10,576	0	0	74,029
2016	95,910	0	0	0	95,910	11,989	0	0	83,921
2017	128,459	0	0	0	128,459	16,057	0	0	112,402
2018	207,784	0	0	0	207,784	25,973	0	0	181,811
2019	176,813	0	0	0	176,813	22,102	0	0	154,711
2020	150,838	0	0	0	150,838	18,855	0	0	131,983
2021	29,695	0	0	0	29,695	3,712	0	0	25,984

Sub-Total	962,116	0	1,067	0	963,183	120,265	0	50	842,868
Remainder	0	0	0	0	0	0	0	0	0
Total Future	962,116	0	1,067	0	963,183	120,265	0	50	842,868

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	10	0	0	10	1,006	1,006	995
2013	0	221	0	0	221	21,898	22,904	19,518
2014	0	549	0	0	549	54,343	77,247	44,364
2015	0	740	0	0	740	73,288	150,536	54,284
2016	0	839	0	0	839	83,082	233,618	55,754
2017	0	1,124	0	0	1,124	111,278	344,896	67,043
2018	0	1,818	0	0	1,818	179,993	524,888	99,165
2019	0	1,547	0	0	1,547	153,164	678,052	76,391
2020	0	1,320	0	0	1,320	130,663	808,716	58,987
2021	0	260	0	0	260	25,724	834,439	10,911

Sub-Total	0	8,429	0	0	8,429	834,439		487,412
Remainder	0	0	0	0	0	0	834,439	0
Total Future	0	8,429	0	0	8,429	834,439		487,412

Life of evaluation is: 8.72 years.

Final production rate: 2,535 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 297

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								GAS LEASE
SAMSON - OPERATOR								PROVED
GHEENS #3-ALT (UL-9 SAND (GAS CAP))								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.04600000		0.04600000	95.67		3.15	8.00%	778,503
FINAL	0.00000000	0.04600000		0.04600000	95.67		3.15	10.00%	677,402
REMARKS	ORRI. CURRENTLY COMPLETED IN THE OIL RIM. BEHIND PIPE PROJECTION INCLUDES BOTH GAS AND CONDENSATE REMAINING IN GAS CAP AFTER DEPLETION OF THE OIL RIM.							15.00%	480,149
								20.00%	342,016
								25.00%	244,762

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	8,956	0	303	412	0	14	95.67	0.00	3.15
2018	1	48,515	0	1,812	2,232	0	83	95.67	0.00	3.15
2019	1	40,488	0	1,796	1,862	0	83	95.67	0.00	3.15
2020	1	22,818	0	1,193	1,050	0	55	95.67	0.00	3.15
2021	1	9,928	0	617	457	0	28	95.67	0.00	3.15
2022	1	4,337	0	320	199	0	15	95.67	0.00	3.15
2023	1	1,859	0	163	85	0	7	95.67	0.00	3.15

Sub-Total		136,900	0	6,203	6,297	0	285	95.67	0.00	3.15
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		136,900	0	6,203	6,297	0	285	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		136,900	0	6,203

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	39,414	0	43,880	0	83,294	4,927	0	2,062	76,305
2018	213,507	0	262,559	0	476,065	26,688	0	12,336	437,041
2019	178,179	0	260,212	0	438,390	22,272	0	12,226	403,892
2020	100,420	0	172,810	0	273,230	12,552	0	8,119	252,558
2021	43,690	0	89,375	0	133,065	5,461	0	4,199	123,405
2022	19,086	0	46,396	0	65,482	2,386	0	2,180	60,917
2023	8,179	0	23,583	0	31,762	1,022	0	1,108	29,631

Sub-Total	602,474	0	898,815	0	1,501,289	75,309	0	42,230	1,383,750
Remainder	0	0	0	0	0	0	0	0	0
Total Future	602,474	0	898,815	0	1,501,289	75,309	0	42,230	1,383,750

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	763	0	0	763	75,542	75,542	44,033
2018	0	4,370	0	0	4,370	432,671	508,213	238,204
2019	0	4,039	0	0	4,039	399,853	908,066	199,348
2020	0	2,526	0	0	2,526	250,033	1,158,099	113,388
2021	0	1,234	0	0	1,234	122,171	1,280,270	50,145
2022	0	609	0	0	609	60,307	1,340,577	22,407
2023	0	296	0	0	296	29,335	1,369,912	9,878

Sub-Total	0	13,837	0	0	13,837	1,369,912		677,402
Remainder	0	0	0	0	0	0	1,369,912	0
Total Future	0	13,837	0	0	13,837	1,369,912		677,402

Life of evaluation is: 11.47 years.

Final production rate: 10.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 298

GHEENS (MOUNTAINEER DEEP), LAFOURCHE PARISH, LOUISIANA								GAS LEASE
SAMSON - OPERATOR								PROBABLE
GHEENS #3-ALT (UL-9 SAND (GAS CAP))								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.00000000	0.06071311		0.06071311	95.67		3.15	8.00%	155,527
FINAL	0.00000000	0.06071311		0.06071311	95.67		3.15	10.00%	76,231
REMARKS	ORRI.							15.00%	-36,946
	INCREMENTAL RESERVES DUE TO HIGHER RECOVERY EFFICIENCY FROM THE GAS CAP.							20.00%	-79,380
								25.00%	-88,017

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	-8,956	0	-303	-412	0	-14	95.67	0.00	3.15
2018	-1	-48,515	0	-1,812	-2,232	0	-83	95.67	0.00	3.15
2019	-1	-40,488	0	-1,796	-1,862	0	-83	95.67	0.00	3.15
2020	-1	-22,818	0	-1,193	-1,050	0	-55	95.67	0.00	3.15
2021	0	28,482	0	748	1,875	0	55	95.67	0.00	3.15
2022	0	39,510	0	1,492	2,463	0	95	95.67	0.00	3.15
2023	0	34,495	0	1,621	2,122	0	101	95.67	0.00	3.15
2024	1	21,643	0	1,254	1,314	0	76	95.67	0.00	3.15
2025	1	10,970	0	756	666	0	46	95.67	0.00	3.15
2026	1	5,582	0	457	339	0	28	95.67	0.00	3.15

Sub-Total		19,906	0	1,225	3,223	0	166	95.67	0.00	3.15
Remainder		4,389	0	460	266	0	28	95.67	0.00	3.15
Total Future		24,295	0	1,685	3,489	0	194	95.67	0.00	3.15

Cumulative		0	0	0
Ultimate		24,295	0	1,685

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	-39,414	0	-43,880	0	-83,294	-4,927	0	-2,062	-76,305
2018	-213,507	0	-262,559	0	-476,065	-26,688	0	-12,336	-437,041
2019	-178,179	0	-260,212	0	-438,390	-22,272	0	-12,226	-403,892
2020	-100,420	0	-172,810	0	-273,230	-12,552	0	-8,119	-252,558
2021	179,412	0	171,715	0	351,128	22,427	0	8,068	320,633
2022	235,595	0	300,142	0	535,737	29,449	0	14,102	492,185
2023	202,979	0	317,473	0	520,453	25,372	0	14,916	480,164
2024	125,714	0	239,885	0	365,600	15,714	0	11,271	338,614
2025	63,720	0	144,535	0	208,255	7,965	0	6,791	193,500
2026	32,420	0	87,389	0	119,809	4,053	0	4,106	111,651

Sub-Total	308,322	0	521,680	0	830,001	38,540	0	24,511	766,950
Remainder	25,493	0	88,056	0	113,550	3,187	0	4,137	106,226
Total Future	333,815	0	609,736	0	943,551	41,727	0	28,648	873,176

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	-763	0	0	-763	-75,542	-75,542	-44,033
2018	0	-4,370	0	0	-4,370	-432,671	-508,213	-238,204
2019	0	-4,039	0	0	-4,039	-399,853	-908,066	-199,348
2020	0	-2,526	0	0	-2,526	-250,033	-1,158,099	-113,388
2021	0	3,206	0	0	3,206	317,427	-840,672	127,092
2022	0	4,922	0	0	4,922	487,264	-353,408	179,996
2023	0	4,802	0	0	4,802	475,362	121,954	159,105
2024	0	3,386	0	0	3,386	335,228	457,182	101,944
2025	0	1,935	0	0	1,935	191,565	648,747	52,727
2026	0	1,117	0	0	1,117	110,534	759,281	27,540

Sub-Total	0	7,670	0	0	7,670	759,281		53,433
Remainder	0	1,062	0	0	1,062	105,163	864,444	22,799
Total Future	0	8,732	0	0	8,732	864,444		76,231

Life of evaluation is: 16.64 years.

Final production rate: 10.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 299

FIELD SUMMARY
GRAND ISLE 003								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		7,260	0	220
Ultimate		7,260	0	220

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 300

GRAND ISLE 003, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
SL 18584 #01 (LS LWR)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.50000000							8.00%	0
FINAL	0.50000000							10.00%	0
REMARKS	ABANDONMENT WORK COMPLETED PRIOR TO 7-1-2012.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		7,260	0	220
Ultimate		7,260	0	220

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 301

FIELD SUMMARY
GRAND ISLE BLOCK 076								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-313,536
FINAL								10.00%	-307,378
REMARKS								15.00%	-292,547
								20.00%	-278,489
								25.00%	-265,160

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	339,541	0	339,541	-339,541	-339,541	-307,378

Sub-Total	0	0	339,541	0	339,541	-339,541		-307,378
Remainder	0	0	0	0	0	0	-339,541	0
Total Future	0	0	339,541	0	339,541	-339,541		-307,378
Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 302

GRAND ISLE BLOCK 076, LOUISIANA								GAS LEASE
MARINER - OPERATOR								PROVED
P/F ABANDONMENT GI76 (ABAND)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.03833330							8.00%	-313,536
FINAL	0.03833330							10.00%	-307,378
REMARKS	ABANDONMENT SHOWN AS DEVELOPMENT COST IN 2012. VARIOUS WI FOR ABANDONMENT.							15.00%	-292,547
								20.00%	-278,489
								25.00%	-265,160

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	339,541	0	339,541	-339,541	-339,541	-307,378

Sub-Total	0	0	339,541	0	339,541	-339,541		-307,378
Remainder	0	0	0	0	0	0	-339,541	0
Total Future	0	0	339,541	0	339,541	-339,541		-307,378

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 303

FIELD SUMMARY
GRAND ISLE BLOCK 103								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-125,382
FINAL								10.00%	-124,141
REMARKS								15.00%	-121,101
								20.00%	-118,147
								25.00%	-115,277

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		146,090	0	6,533
Ultimate		146,090	0	6,533

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	130,492	0	130,492	-130,492	-130,492	-124,141
2013	0	0	0	0	0	0	-130,492	0

Sub-Total	0	0	130,492	0	130,492	-130,492		-124,141
Remainder	0	0	0	0	0	0	-130,492	0
Total Future	0	0	130,492	0	130,492	-130,492		-124,141

Life of summary is: 0.50 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 304

GRAND ISLE BLOCK 103, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 21125 #A-2(#3) (BLUE)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.48510000	0.36021500		0.36021500	0.00		0.00	8.00%	-125,382
FINAL	0.48510000	0.36021500		0.36021500	0.00		0.00	10.00%	-124,141
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	-121,101
								20.00%	-118,147
								25.00%	-115,277

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		146,090	0	6,533
Ultimate		146,090	0	6,533

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	130,492	0	130,492	-130,492	-130,492	-124,141
2013	0	0	0	0	0	0	-130,492	0

Sub-Total	0	0	130,492	0	130,492	-130,492		-124,141
Remainder	0	0	0	0	0	0	-130,492	0
Total Future	0	0	130,492	0	130,492	-130,492		-124,141

Life of evaluation is: 0.50 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 305

FIELD SUMMARY
HIGH ISLAND BLOCK A-283								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-1,365,842
FINAL								10.00%	-1,326,237
REMARKS								15.00%	-1,232,245
								20.00%	-1,144,994
								25.00%	-1,063,977

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	4	673	0	431	139	0	85	112.69	0.00	3.28
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		673	0	431	139	0	85	112.69	0.00	3.28
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		673	0	431	139	0	85	112.69	0.00	3.28

Cumulative		36,431	0	10,772
Ultimate		37,105	0	11,203

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	15,636	0	279,779	0	295,416	0	0	0	295,416
2013	0	0	0	0	0	0	0	0	0

Sub-Total	15,636	0	279,779	0	295,416	0	0	0	295,416
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,636	0	279,779	0	295,416	0	0	0	295,416

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	221,508	0	0	0	221,508	73,908	73,908	72,604
2013	0	0	1,610,596	0	1,610,596	-1,610,596	-1,536,688	-1,398,841

Sub-Total	221,508	0	1,610,596	0	1,832,104	-1,536,688		-1,326,237
Remainder	0	0	0	0	0	0	-1,536,688	0
Total Future	221,508	0	1,610,596	0	1,832,104	-1,536,688		-1,326,237

Life of summary is: 0.42 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 306

FIELD SUMMARY
HIGH ISLAND BLOCK A-283								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-1,365,842
FINAL								10.00%	-1,326,237
REMARKS								15.00%	-1,232,245
								20.00%	-1,144,994
								25.00%	-1,063,977

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	4	673	0	431	139	0	85	112.69	0.00	3.28
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		673	0	431	139	0	85	112.69	0.00	3.28
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		673	0	431	139	0	85	112.69	0.00	3.28

Cumulative		36,431	0	10,772
Ultimate		37,105	0	11,203

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	15,636	0	279,779	0	295,416	0	0	0	295,416
2013	0	0	0	0	0	0	0	0	0

Sub-Total	15,636	0	279,779	0	295,416	0	0	0	295,416
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,636	0	279,779	0	295,416	0	0	0	295,416

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	221,508	0	0	0	221,508	73,908	73,908	72,604
2013	0	0	1,610,596	0	1,610,596	-1,610,596	-1,536,688	-1,398,841

Sub-Total	221,508	0	1,610,596	0	1,832,104	-1,536,688		-1,326,237
Remainder	0	0	0	0	0	0	-1,536,688	0
Total Future	221,508	0	1,610,596	0	1,832,104	-1,536,688		-1,326,237

Life of summary is: 0.42 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 307

FIELD SUMMARY
HIGH ISLAND BLOCK A-283								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 308

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-1ST1 (L-9)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.24941000	0.20827000		0.20827000	112.69		3.28	8.00%	12,657
FINAL	0.24941000	0.20827000		0.20827000	112.69		3.28	10.00%	12,611
REMARKS								15.00%	12,496
								20.00%	12,383
								25.00%	12,272

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	267	0	74	56	0	15	112.69	0.00	3.28

Sub-Total		267	0	74	56	0	15	112.69	0.00	3.28
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		267	0	74	56	0	15	112.69	0.00	3.28

Cumulative		5,147	0	1,889		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		5,414	0	1,964

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	6,271	0	50,406	0	56,677	0	0	0	56,677

Sub-Total	6,271	0	50,406	0	56,677	0	0	0	56,677
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,271	0	50,406	0	56,677	0	0	0	56,677

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	43,830	0	0	0	43,830	12,846	12,846	12,611

Sub-Total	43,830	0	0	0	43,830	12,846		12,611
Remainder	0	0	0	0	0	0	12,846	0
Total Future	43,830	0	0	0	43,830	12,846		12,611

Life of evaluation is: 0.42 years.

Final production rate: 8.652 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 309

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-2ST1 (L-8A)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.24941000	0.20827000		0.20827000	112.69		3.28	8.00%	24,663
FINAL	0.24941000	0.20827000		0.20827000	112.69		3.28	10.00%	24,577
REMARKS								15.00%	24,363
								20.00%	24,152
								25.00%	23,945

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	320	0	128	67	0	27	112.69	0.00	3.28

Sub-Total		320	0	128	67	0	27	112.69	0.00	3.28
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		320	0	128	67	0	27	112.69	0.00	3.28

Cumulative		11,059	0	3,112		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		11,380	0	3,240

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	7,521	0	87,044	0	94,565	0	0	0	94,565

Sub-Total	7,521	0	87,044	0	94,565	0	0	0	94,565
Remainder	0	0	0	0	0	0	0	0	0
Total Future	7,521	0	87,044	0	94,565	0	0	0	94,565

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	69,549	0	0	0	69,549	25,015	25,015	24,577

Sub-Total	69,549	0	0	0	69,549	25,015		24,577
Remainder	0	0	0	0	0	0	25,015	0
Total Future	69,549	0	0	0	69,549	25,015		24,577

Life of evaluation is: 0.42 years.

Final production rate: 12.265 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 310

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-6 (L-10 (L-9))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.22831000	0.19069000		0.19069000	112.69		3.28	8.00%	31,011
FINAL	0.22831000	0.19069000		0.19069000	112.69		3.28	10.00%	30,903
REMARKS								15.00%	30,634
								20.00%	30,369
								25.00%	30,109

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	185	0	0	35	0.00	0.00	3.28

Sub-Total		0	0	185	0	0	35	0.00	0.00	3.28
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	185	0	0	35	0.00	0.00	3.28

Cumulative		18,239	0	4,924		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		18,239	0	5,109

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	114,951	0	114,951	0	0	0	114,951

Sub-Total	0	0	114,951	0	114,951	0	0	0	114,951
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	114,951	0	114,951	0	0	0	114,951

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	83,497	0	0	0	83,497	31,454	31,454	30,903

Sub-Total	83,497	0	0	0	83,497	31,454		30,903
Remainder	0	0	0	0	0	0	31,454	0
Total Future	83,497	0	0	0	83,497	31,454		30,903

Life of evaluation is: 0.42 years.

Final production rate: 30.546 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 311

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-7 (L-5 (L-6))								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.22831000	0.19069000		0.19069000	112.69		3.28	8.00%	4,530
FINAL	0.22831000	0.19069000		0.19069000	112.69		3.28	10.00%	4,514
REMARKS								15.00%	4,476
								20.00%	4,439
								25.00%	4,402

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	86	0	44	16	0	8	112.69	0.00	3.28

Sub-Total		86	0	44	16	0	8	112.69	0.00	3.28
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		86	0	44	16	0	8	112.69	0.00	3.28

Cumulative		1,987	0	847		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		2,073	0	891

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,844	0	27,379	0	29,223	0	0	0	29,223

Sub-Total	1,844	0	27,379	0	29,223	0	0	0	29,223
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,844	0	27,379	0	29,223	0	0	0	29,223

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	24,631	0	0	0	24,631	4,592	4,592	4,514

Sub-Total	24,631	0	0	0	24,631	4,592		4,514
Remainder	0	0	0	0	0	0	4,592	0
Total Future	24,631	0	0	0	24,631	4,592		4,514

Life of evaluation is: 0.42 years.

Final production rate: 7.249 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 312

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-7 (L-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.22831000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 60.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 313

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-7 (AB-4)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.22831000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES -$
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 120.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 314

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 02404 #A-7 (QP1-B)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.22831000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 120.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 315

HIGH ISLAND BLOCK A-283, TEXAS								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
P/F ABANDONMENT HI A-283 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.24941000							8.00%	-1,438,704
FINAL	0.24941000							10.00%	-1,398,841
REMARKS								15.00%	-1,304,213
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR AFTER END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							20.00%	-1,216,337
								25.00%	-1,134,705

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	1,610,596	0	1,610,596	-1,610,596	-1,610,596	-1,398,841

Sub-Total	0	0	1,610,596	0	1,610,596	-1,610,596		-1,398,841
Remainder	0	0	0	0	0	0	-1,610,596	0
Total Future	0	0	1,610,596	0	1,610,596	-1,610,596		-1,398,841

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 316

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	1,169,237
FINAL								10.00%	1,204,162
REMARKS								15.00%	1,273,787
								20.00%	1,321,937
								25.00%	1,352,654

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	6,484	0	561	2,658	0	221	112.69	0.00	3.29
2013	2	16,877	0	1,412	6,920	0	556	112.69	0.00	3.29
2014	1	8,000	0	533	3,280	0	210	112.69	0.00	3.29
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		31,361	0	2,507	12,858	0	986	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		31,361	0	2,507	12,858	0	986	112.69	0.00	3.29

Cumulative		4,348	0	1,672
Ultimate		35,709	0	4,179

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	299,569	0	725,711	0	1,025,280	0	0	0	1,025,280
2013	779,765	0	1,826,706	0	2,606,471	0	0	0	2,606,471
2014	369,605	0	689,795	0	1,059,400	0	0	0	1,059,400
2015	0	0	0	0	0	0	0	0	0

Sub-Total	1,448,939	0	3,242,213	0	4,691,152	0	0	0	4,691,152
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,448,939	0	3,242,213	0	4,691,152	0	0	0	4,691,152

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	387,625	0	100,000	0	487,625	537,655	537,655	524,019
2013	851,589	0	100,000	0	951,589	1,654,883	2,192,538	1,489,214
2014	547,003	0	0	0	547,003	512,397	2,704,935	428,824
2015	0	0	1,725,000	0	1,725,000	-1,725,000	979,935	-1,237,894

Sub-Total	1,786,217	0	1,925,000	0	3,711,217	979,935		1,204,162
Remainder	0	0	0	0	0	0	979,935	0
Total Future	1,786,217	0	1,925,000	0	3,711,217	979,935		1,204,162

Life of summary is: 2.42 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 317

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	298,743
FINAL								10.00%	315,539
REMARKS								15.00%	351,941
								20.00%	381,412
								25.00%	405,084

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	6,001	0	400	2,460	0	157	112.69	0.00	3.29
2013	1	2,369	0	158	971	0	62	112.69	0.00	3.29
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		8,370	0	558	3,432	0	219	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		8,370	0	558	3,432	0	219	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		8,370	0	558

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	277,249	0	517,431	0	794,680	0	0	0	794,680
2013	109,459	0	204,284	0	313,744	0	0	0	313,744
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	386,708	0	721,715	0	1,108,423	0	0	0	1,108,423
Remainder	0	0	0	0	0	0	0	0	0
Total Future	386,708	0	721,715	0	1,108,423	0	0	0	1,108,423

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	324,612	0	0	0	324,612	470,068	470,068	459,890
2013	141,490	0	0	0	141,490	172,254	642,321	161,396
2014	0	0	0	0	0	0	642,321	0
2015	0	0	426,057	0	426,057	-426,057	216,264	-305,747

Sub-Total	466,102	0	426,057	0	892,159	216,264		315,539
Remainder	0	0	0	0	0	0	216,264	0
Total Future	466,102	0	426,057	0	892,159	216,264		315,539

Life of summary is: 0.92 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 318

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	870,494
FINAL								10.00%	888,623
REMARKS								15.00%	921,846
								20.00%	940,525
								25.00%	947,570

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	483	0	161	198	0	63	112.69	0.00	3.29
2013	2	14,508	0	1,254	5,948	0	493	112.69	0.00	3.29
2014	1	8,000	0	533	3,280	0	210	112.69	0.00	3.29
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		22,991	0	1,949	9,426	0	767	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		22,991	0	1,949	9,426	0	767	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		22,991	0	1,949

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	22,320	0	208,280	0	230,600	0	0	0	0
2013	670,306	0	1,622,422	0	2,292,728	0	0	0	0
2014	369,605	0	689,795	0	1,059,400	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	1,062,231	0	2,520,498	0	3,582,729	0	0	0	3,582,729
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,062,231	0	2,520,498	0	3,582,729	0	0	0	3,582,729

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	63,013	0	100,000	0	163,013	67,588	67,588	64,129
2013	710,099	0	100,000	0	810,099	1,482,629	1,550,217	1,327,817
2014	547,003	0	0	0	547,003	512,397	2,062,614	428,824
2015	0	0	1,298,943	0	1,298,943	-1,298,943	763,670	-932,147

Sub-Total	1,320,115	0	1,498,943	0	2,819,058	763,670		888,623
Remainder	0	0	0	0	0	0	763,670	0
Total Future	1,320,115	0	1,498,943	0	2,819,058	763,670		888,623

Life of summary is: 2.42 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 319

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		4,348	0	1,672
Ultimate		4,348	0	1,672

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 320

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,466,300
FINAL								10.00%	3,333,824
REMARKS								15.00%	3,027,132
								20.00%	2,752,240
								25.00%	2,505,568

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	591	0	55	242	0	22	112.69	0.00	3.29
2013	1	-425	0	500	-174	0	197	112.69	0.00	3.29
2014	1	21,442	0	1,688	8,791	0	664	112.69	0.00	3.29
2015	1	10,732	0	715	4,400	0	281	112.69	0.00	3.29
2016	1	256	0	17	105	0	7	112.69	0.00	3.29

Sub-Total		32,596	0	2,976	13,364	0	1,171	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		32,596	0	2,976	13,364	0	1,171	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		32,596	0	2,976

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	27,308	0	71,101	0	98,409	0	0	0	98,409
2013	-19,635	0	647,124	0	627,490	0	0	0	627,490
2014	990,647	0	2,183,800	0	3,174,447	0	0	0	3,174,447
2015	495,857	0	925,420	0	1,421,278	0	0	0	1,421,278
2016	11,805	0	22,032	0	33,838	0	0	0	33,838

Sub-Total	1,505,984	0	3,849,478	0	5,355,462	0	0	0	5,355,462
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,505,984	0	3,849,478	0	5,355,462	0	0	0	5,355,462

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	10,247	0	0	0	10,247	88,162	88,162	85,126
2013	121,575	0	0	0	121,575	505,915	594,077	449,334
2014	467,078	0	0	0	467,078	2,707,369	3,301,446	2,228,505
2015	670,906	0	0	0	670,906	750,372	4,051,819	565,463
2016	26,173	0	0	0	26,173	7,665	4,059,484	5,397

Sub-Total	1,295,978	0	0	0	1,295,978	4,059,484		3,333,824
Remainder	0	0	0	0	0	0	4,059,484	0
Total Future	1,295,978	0	0	0	1,295,978	4,059,484		3,333,824

Life of summary is: 3.55 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 321

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	349,651
FINAL								10.00%	344,019
REMARKS								15.00%	330,417
								20.00%	317,470
								25.00%	305,143

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	533	0	36	218	0	14	112.69	0.00	3.29
2013	1	2,857	0	190	1,171	0	75	112.69	0.00	3.29

Sub-Total		3,390	0	226	1,390	0	89	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,390	0	226	1,390	0	89	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		3,390	0	226

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	24,611	0	45,932	0	70,543	0	0	0	70,543
2013	132,013	0	246,376	0	378,388	0	0	0	378,388

Sub-Total	156,624	0	292,308	0	448,931	0	0	0	448,931
Remainder	0	0	0	0	0	0	0	0	0
Total Future	156,624	0	292,308	0	448,931	0	0	0	448,931

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	6,820	0	0	0	6,820	63,723	63,723	61,737
2013	68,770	0	0	0	68,770	309,618	373,341	282,282

Sub-Total	75,591	0	0	0	75,591	373,341		344,019
Remainder	0	0	0	0	0	0	373,341	0
Total Future	75,591	0	0	0	75,591	373,341		344,019

Life of summary is: 1.19 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 322

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,116,649
FINAL								10.00%	2,989,806
REMARKS								15.00%	2,696,715
								20.00%	2,434,769
								25.00%	2,200,425

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	58	0	19	24	0	8	112.69	0.00	3.29
2013	1	-3,282	0	310	-1,346	0	122	112.69	0.00	3.29
2014	1	21,442	0	1,688	8,791	0	664	112.69	0.00	3.29
2015	1	10,732	0	715	4,400	0	281	112.69	0.00	3.29
2016	1	256	0	17	105	0	7	112.69	0.00	3.29

Sub-Total		29,206	0	2,750	11,974	0	1,082	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		29,206	0	2,750	11,974	0	1,082	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		29,206	0	2,750

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,697	0	25,169	0	27,866	0	0	0	27,866
2013	-151,647	0	400,749	0	249,101	0	0	0	249,101
2014	990,647	0	2,183,800	0	3,174,447	0	0	0	3,174,447
2015	495,857	0	925,420	0	1,421,278	0	0	0	1,421,278
2016	11,805	0	22,032	0	33,838	0	0	0	33,838

Sub-Total	1,349,360	0	3,557,171	0	4,906,530	0	0	0	4,906,530
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,349,360	0	3,557,171	0	4,906,530	0	0	0	4,906,530

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3,427	0	0	0	3,427	24,439	24,439	23,389
2013	52,804	0	0	0	52,804	196,297	220,736	167,052
2014	467,078	0	0	0	467,078	2,707,369	2,928,106	2,228,505
2015	670,906	0	0	0	670,906	750,372	3,678,478	565,463
2016	26,173	0	0	0	26,173	7,665	3,686,143	5,397

Sub-Total	1,220,387	0	0	0	1,220,387	3,686,143		2,989,806
Remainder	0	0	0	0	0	0	3,686,143	0
Total Future	1,220,387	0	0	0	1,220,387	3,686,143		2,989,806

Life of summary is: 3.55 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 323

FIELD SUMMARY
HIGH ISLAND BLOCK A-353/366								POSSIBLE
								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	985,361
FINAL								10.00%	943,806
REMARKS								15.00%	847,961
								20.00%	762,533
								25.00%	686,322

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	181	0	60	74	0	24	112.69	0.00	3.29
2014	1	1,998	0	666	819	0	262	112.69	0.00	3.29
2015	1	834	0	278	342	0	109	112.69	0.00	3.29

Sub-Total		3,012	0	1,004	1,235	0	395	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,012	0	1,004	1,235	0	395	112.69	0.00	3.29

Cumulative		0	0	0
Ultimate		3,012	0	1,004

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	8,345	0	77,871	0	86,216	0	0	0	86,216
2014	92,290	0	861,209	0	953,499	0	0	0	953,499
2015	38,524	0	359,490	0	398,014	0	0	0	398,014

Sub-Total	139,160	0	1,298,570	0	1,437,729	0	0	0	1,437,729
Remainder	0	0	0	0	0	0	0	0	0
Total Future	139,160	0	1,298,570	0	1,437,729	0	0	0	1,437,729

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	10,602	0	0	0	10,602	75,615	75,615	65,859
2014	153,505	0	0	0	153,505	799,994	875,608	652,159
2015	101,203	0	0	0	101,203	296,811	1,172,419	225,788

Sub-Total	265,310	0	0	0	265,310	1,172,419		943,806
Remainder	0	0	0	0	0	0	1,172,419	0
Total Future	265,310	0	0	0	265,310	1,172,419		943,806

Life of summary is: 3.06 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 324

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24425 #A-2 (353) (6900’ (PL 1-3))								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	0
FINAL	0.50000000							10.00%	0
REMARKS								15.00%	0
	FIELD DOES NOT PAYOUT — REVERSION DOES NOT OCCUR.							20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		4,348	0	1,672		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		4,348	0	1,672

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 325

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24425 #A-2 (353) (6600’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	451,764
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	445,365
REMARKS								15.00%	429,829
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS. FIELD DOES NOT PAYOUT — REVERSION DOES NOT OCCUR.							20.00%	414,927
								25.00%	400,630

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	483	0	161	198	0	63	112.69	0.00	3.29
2013	1	1,077	0	359	442	0	141	112.69	0.00	3.29

Sub-Total		1,560	0	520	640	0	205	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,560	0	520	640	0	205	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		1,560	0	520

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	22,320	0	208,280	0	230,600	0	0	0	230,600
2013	49,755	0	464,286	0	514,040	0	0	0	514,040

Sub-Total	72,075	0	672,566	0	744,641	0	0	0	744,641
Remainder	0	0	0	0	0	0	0	0	0
Total Future	72,075	0	672,566	0	744,641	0	0	0	744,641

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	44,047	0	100,000	0	144,047	86,553	86,553	82,240
2013	122,127	0	0	0	122,127	391,913	478,466	363,125

Sub-Total	166,174	0	100,000	0	266,174	478,466		445,365
Remainder	0	0	0	0	0	0	478,466	0
Total Future	166,174	0	100,000	0	266,174	478,466		445,365

Life of evaluation is: 1.13 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 326

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 24425 #A-2 (353) (6600’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	1,055,414
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	1,029,324
REMARKS								15.00%	967,337
	INCREMENTAL PROBABLE RESERVES.							20.00%	909,684
								25.00%	856,027

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	58	0	19	24	0	8	112.69	0.00	3.29
2013	1	1,982	0	661	813	0	260	112.69	0.00	3.29
2014	1	971	0	324	398	0	127	112.69	0.00	3.29

Sub-Total		3,012	0	1,004	1,235	0	395	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,012	0	1,004	1,235	0	395	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		3,012	0	1,004

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,697	0	25,169	0	27,866	0	0	0	27,866
2013	91,594	0	854,711	0	946,305	0	0	0	946,305
2014	44,868	0	418,690	0	463,558	0	0	0	463,558

Sub-Total	139,159	0	1,298,569	0	1,437,729	0	0	0	1,437,729
Remainder	0	0	0	0	0	0	0	0	0
Total Future	139,159	0	1,298,569	0	1,437,729	0	0	0	1,437,729

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	3,427	0	0	0	3,427	24,439	24,439	23,389
2013	151,592	0	0	0	151,592	794,713	819,152	713,580
2014	114,891	0	0	0	114,891	348,667	1,167,819	292,355

Sub-Total	269,910	0	0	0	269,910	1,167,819		1,029,324
Remainder	0	0	0	0	0	0	1,167,819	0
Total Future	269,910	0	0	0	269,910	1,167,819		1,029,324

Life of evaluation is: 2.12 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 327

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 24425 #A-2 (353) (6600’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	985,361
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	943,806
REMARKS								15.00%	847,961
	INCREMENTAL POSSIBLE RESERVES.							20.00%	762,533
								25.00%	686,322

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	181	0	60	74	0	24	112.69	0.00	3.29
2014	1	1,998	0	666	819	0	262	112.69	0.00	3.29
2015	1	834	0	278	342	0	109	112.69	0.00	3.29

Sub-Total		3,012	0	1,004	1,235	0	395	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,012	0	1,004	1,235	0	395	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		3,012	0	1,004

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	8,345	0	77,871	0	86,216	0	0	0	86,216
2014	92,290	0	861,209	0	953,499	0	0	0	953,499
2015	38,524	0	359,490	0	398,014	0	0	0	398,014

Sub-Total	139,160	0	1,298,570	0	1,437,729	0	0	0	1,437,729
Remainder	0	0	0	0	0	0	0	0	0
Total Future	139,160	0	1,298,570	0	1,437,729	0	0	0	1,437,729

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	10,602	0	0	0	10,602	75,615	75,615	65,859
2014	153,505	0	0	0	153,505	799,994	875,608	652,159
2015	101,203	0	0	0	101,203	296,811	1,172,419	225,788

Sub-Total	265,310	0	0	0	265,310	1,172,419		943,806
Remainder	0	0	0	0	0	0	1,172,419	0
Total Future	265,310	0	0	0	265,310	1,172,419		943,806

Life of evaluation is: 3.06 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 328

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24429 #A-1 (366) (7300’/7200’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	896,504
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	890,486
REMARKS	FIELD DOES NOT PAYOUT -- REVERSION DOES NOT OCCUR.							15.00%	875,741
								20.00%	861,414
								25.00%	847,490

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	6,001	0	400	2,460	0	157	112.69	0.00	3.29
2013	1	2,369	0	158	971	0	62	112.69	0.00	3.29

Sub-Total		8,370	0	558	3,432	0	219	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		8,370	0	558	3,432	0	219	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		8,370	0	558

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	277,249	0	517,431	0	794,680	0	0	0	794,680
2013	109,459	0	204,284	0	313,744	0	0	0	313,744

Sub-Total	386,708	0	721,715	0	1,108,423	0	0	0	1,108,423
Remainder	0	0	0	0	0	0	0	0	0
Total Future	386,708	0	721,715	0	1,108,423	0	0	0	1,108,423

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	123,903	0	0	0	123,903	670,777	670,777	656,004
2013	63,229	0	0	0	63,229	250,515	921,291	234,482

Sub-Total	187,132	0	0	0	187,132	921,291		890,486
Remainder	0	0	0	0	0	0	921,291	0
Total Future	187,132	0	0	0	187,132	921,291		890,486

Life of evaluation is: 0.85 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 329

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 24429 #A-1 (366) (7300’/7200’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	349,651
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	344,019
REMARKS								15.00%	330,417
	INCREMENTAL PROBABLE RESERVES.							20.00%	317,470
								25.00%	305,143

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	533	0	36	218	0	14	112.69	0.00	3.29
2013	1	2,857	0	190	1,171	0	75	112.69	0.00	3.29

Sub-Total		3,390	0	226	1,390	0	89	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,390	0	226	1,390	0	89	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		3,390	0	226

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	24,611	0	45,932	0	70,543	0	0	0	70,543
2013	132,013	0	246,376	0	378,388	0	0	0	378,388

Sub-Total	156,624	0	292,308	0	448,931	0	0	0	448,931
Remainder	0	0	0	0	0	0	0	0	0
Total Future	156,624	0	292,308	0	448,931	0	0	0	448,931

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	6,820	0	0	0	6,820	63,723	63,723	61,737
2013	68,770	0	0	0	68,770	309,618	373,341	282,282

Sub-Total	75,591	0	0	0	75,591	373,341		344,019
Remainder	0	0	0	0	0	0	373,341	0
Total Future	75,591	0	0	0	75,591	373,341		344,019

Life of evaluation is: 1.19 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 330

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24429 #A-1 (366) (7200’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	0
FINAL	0.50000000							10.00%	0
REMARKS								15.00%	0
	RESERVES CARRIED IN THE 7300’/7200’ CASE.. FIELD DOES NOT PAYOUT -- REVERSION DOES NOT OCCUR.							20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.92 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 331

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24429 #A-1 (366) (7100’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	0
FINAL	0.50000000							10.00%	0
REMARKS	NO REMAINING RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 332

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 24429 #A-1 (366) (7100’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	NO REMAINING RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0
Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 333

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 24429 #A-1 (366) (6900’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	2,078,791
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	2,020,774
REMARKS								15.00%	1,883,524
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS. FIELD DOES NOT PAYOUT -- REVERSION DOES NOT OCCUR.							20.00%	1,756,659
								25.00%	1,639,313

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	13,431	0	895	5,507	0	352	112.69	0.00	3.29
2014	1	8,000	0	533	3,280	0	210	112.69	0.00	3.29

Sub-Total		21,431	0	1,429	8,787	0	562	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		21,431	0	1,429	8,787	0	562	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		21,431	0	1,429

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	620,551	0	1,158,137	0	1,778,688	0	0	0	1,778,688
2014	369,605	0	689,795	0	1,059,400	0	0	0	1,059,400

Sub-Total	990,156	0	1,847,932	0	2,838,088	0	0	0	2,838,088
Remainder	0	0	0	0	0	0	0	0	0
Total Future	990,156	0	1,847,932	0	2,838,088	0	0	0	2,838,088

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	226,883	0	100,000	0	326,883	1,451,805	1,451,805	1,289,394
2014	180,878	0	0	0	180,878	878,522	2,330,327	731,380

Sub-Total	407,761	0	100,000	0	507,761	2,330,327		2,020,774
Remainder	0	0	0	0	0	0	2,330,327	0
Total Future	407,761	0	100,000	0	507,761	2,330,327		2,020,774

Life of evaluation is: 2.34 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 334

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 24429 #A-1 (366) (6900’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.41000030		0.41000030	112.69		3.29	8.00%	2,482,820
FINAL	0.50000000	0.41000030		0.41000030	112.69		3.29	10.00%	2,358,271
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	2,073,605
								20.00%	1,823,228
								25.00%	1,602,854

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	-5,265	0	-351	-2,159	0	-138	112.69	0.00	3.29
2014	1	20,471	0	1,365	8,393	0	537	112.69	0.00	3.29
2015	1	10,732	0	715	4,400	0	281	112.69	0.00	3.29
2016	1	256	0	17	105	0	7	112.69	0.00	3.29

Sub-Total		26,194	0	1,746	10,739	0	687	112.69	0.00	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		26,194	0	1,746	10,739	0	687	112.69	0.00	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		26,194	0	1,746

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	-243,241	0	-453,962	0	-697,203	0	0	0	-697,203
2014	945,779	0	1,765,110	0	2,710,889	0	0	0	2,710,889
2015	495,857	0	925,420	0	1,421,278	0	0	0	1,421,278
2016	11,805	0	22,032	0	33,838	0	0	0	33,838

Sub-Total	1,210,200	0	2,258,601	0	3,468,802	0	0	0	3,468,802
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,210,200	0	2,258,601	0	3,468,802	0	0	0	3,468,802

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	-98,788	0	0	0	-98,788	-598,416	-598,416	-546,528
2014	277,781	0	0	0	277,781	2,433,108	1,834,693	1,994,640
2015	231,556	0	0	0	231,556	1,189,722	3,024,415	891,458
2016	7,276	0	0	0	7,276	26,562	3,050,977	18,701

Sub-Total	417,825	0	0	0	417,825	3,050,977		2,358,271
Remainder	0	0	0	0	0	0	3,050,977	0
Total Future	417,825	0	0	0	417,825	3,050,977		2,358,271

Life of evaluation is: 3.55 years.

Final production rate: 30.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 335

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES HI A-353/366 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-597,761
FINAL	0.00000000							10.00%	-574,947
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-523,800
								20.00%	-480,003
								25.00%	-442,406

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	200,709	0	0	0	200,709	-200,709	-200,709	-196,114
2013	78,261	0	0	0	78,261	-78,261	-278,970	-73,086
2014	0	0	0	0	0	0	-278,970	0
2015	0	0	426,057	0	426,057	-426,057	-705,027	-305,747

Sub-Total	278,970	0	426,057	0	705,027	-705,027		-574,947
Remainder	0	0	0	0	0	0	-705,027	0
Total Future	278,970	0	426,057	0	705,027	-705,027		-574,947

Life of evaluation is: 0.92 years.

Final production rate: 6.968 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 336

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES HI A-353/366 (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-1,660,061
FINAL	0.00000000							10.00%	-1,577,516
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							15.00%	-1,391,507
								20.00%	-1,231,061
								25.00%	-1,092,372

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	18,966	0	0	0	18,966	-18,966	-18,966	-18,112
2013	361,089	0	0	0	361,089	-361,089	-380,055	-324,701
2014	366,125	0	0	0	366,125	-366,125	-746,180	-302,556
2015	0	0	1,298,943	0	1,298,943	-1,298,943	-2,045,123	-932,147

Sub-Total	746,180	0	1,298,943	0	2,045,123	-2,045,123		-1,577,516
Remainder	0	0	0	0	0	0	-2,045,123	0
Total Future	746,180	0	1,298,943	0	2,045,123	-2,045,123		-1,577,516

Life of evaluation is: 2.42 years.

Final production rate: 2.256 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 337

HIGH ISLAND BLOCK A-353/366, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
P/F EXPENSES HI A-353/366 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-421,585
FINAL	0.50000000							10.00%	-397,789
REMARKS								15.00%	-344,227
								20.00%	-298,143
								25.00%	-258,455

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	74,406	0	0	0	74,406	-74,406	-74,406	-58,490
2015	439,350	0	0	0	439,350	-439,350	-513,756	-325,995
2016	18,897	0	0	0	18,897	-18,897	-532,653	-13,304

Sub-Total	532,653	0	0	0	532,653	-532,653		-397,789
Remainder	0	0	0	0	0	0	-532,653	0
Total Future	532,653	0	0	0	532,653	-532,653		-397,789

Life of evaluation is: 3.55 years.

Final production rate: 17.035 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 338

FIELD SUMMARY
HIGH ISLAND BLOCK A-472								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME -$
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-5,267,584
FINAL								10.00%	-5,193,396
REMARKS								15.00%	-5,013,500
								20.00%	-4,841,249
								25.00%	-4,676,266

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		145,259	0	9,388
Ultimate		145,259	0	9,388

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	3,126,750	0	3,126,750	-3,126,750	-3,126,750	-2,974,569
2013	0	0	2,451,000	0	2,451,000	-2,451,000	-5,577,750	-2,218,827

Sub-Total	0	0	5,577,750	0	5,577,750	-5,577,750		-5,193,396
Remainder	0	0	0	0	0	0	-5,577,750	0
Total Future	0	0	5,577,750	0	5,577,750	-5,577,750		-5,193,396

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 339

FIELD SUMMARY
HIGH ISLAND BLOCK A-472								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-5,267,584
FINAL								10.00%	-5,193,396
REMARKS								15.00%	-5,013,500
								20.00%	-4,841,249
								25.00%	-4,676,266

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		145,259	0	9,388
Ultimate		145,259	0	9,388

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	3,126,750	0	3,126,750	-3,126,750	-3,126,750	-2,974,569
2013	0	0	2,451,000	0	2,451,000	-2,451,000	-5,577,750	-2,218,827

Sub-Total	0	0	5,577,750	0	5,577,750	-5,577,750		-5,193,396
Remainder	0	0	0	0	0	0	-5,577,750	0
Total Future	0	0	5,577,750	0	5,577,750	-5,577,750		-5,193,396

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 340

FIELD SUMMARY
HIGH ISLAND BLOCK A-472								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 341

HIGH ISLAND BLOCK A-472, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 17182 #D-1 (G-15 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME -$
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	ZONE TESTED AT UNECONOMIC RATES. NO REMAINING RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		145,259	0	9,388		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		145,259	0	9,388

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 342

HIGH ISLAND BLOCK A-472, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 21354 #D-4 (G-20)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.82500000							8.00%	0
FINAL	0.82500000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 343

HIGH ISLAND BLOCK A-472, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT HI A-472 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.86000000							8.00%	-5,267,584
FINAL	0.86000000							10.00%	-5,193,396
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE.							15.00%	-5,013,500
								20.00%	-4,841,249
								25.00%	-4,676,266

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	3,126,750	0	3,126,750	-3,126,750	-3,126,750	-2,974,569
2013	0	0	2,451,000	0	2,451,000	-2,451,000	-5,577,750	-2,218,827

Sub-Total	0	0	5,577,750	0	5,577,750	-5,577,750		-5,193,396
Remainder	0	0	0	0	0	0	-5,577,750	0
Total Future	0	0	5,577,750	0	5,577,750	-5,577,750		-5,193,396

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 344

FIELD SUMMARY
HIGH ISLAND BLOCK A-474/489/499								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	48,454,012
FINAL								10.00%	46,244,569
REMARKS								15.00%	41,166,012
								20.00%	36,716,142
								25.00%	32,849,007

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	13	124,741	0	305	70,387	0	172	100.30	0.00	3.61
2013	13	337,635	0	691	188,192	0	385	100.30	0.00	3.61
2014	10	443,547	0	612	261,542	0	354	100.30	0.00	3.61
2015	7	295,741	0	393	175,330	0	228	100.30	0.00	3.61
2016	6	142,433	0	176	85,696	0	104	100.30	0.00	3.61
2017	4	113,243	0	151	67,064	0	88	100.30	0.00	3.61
2018	4	208,758	0	321	119,226	0	182	100.30	0.00	3.61
2019	2	91,980	0	144	52,666	0	82	100.30	0.00	3.61
2020	1	167,977	0	269	94,291	0	150	100.30	0.00	3.61
2021	1	28,244	0	45	15,854	0	25	100.30	0.00	3.61
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,954,298	0	3,109	1,130,249	0	1,769	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,954,298	0	3,109	1,130,249	0	1,769	100.30	0.00	3.61

Cumulative		6,868,215	0	33,559
Ultimate		8,822,513	0	36,668

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	7,059,568	0	620,043	0	7,679,610	0	0	0	7,679,610
2013	18,875,123	0	1,389,569	0	20,264,693	0	0	0	20,264,693
2014	26,231,854	0	1,276,966	0	27,508,820	0	0	0	27,508,820
2015	17,585,097	0	823,338	0	18,408,435	0	0	0	18,408,435
2016	8,595,021	0	375,370	0	8,970,391	0	0	0	8,970,391
2017	6,726,359	0	317,998	0	7,044,357	0	0	0	7,044,357
2018	11,958,044	0	656,005	0	12,614,048	0	0	0	12,614,048
2019	5,282,197	0	295,175	0	5,577,372	0	0	0	5,577,372
2020	9,457,132	0	542,643	0	9,999,774	0	0	0	9,999,774
2021	1,590,146	0	91,241	0	1,681,388	0	0	0	1,681,388
2022	0	0	0	0	0	0	0	0	0

Sub-Total	113,360,540	0	6,388,349	0	119,748,888	0	0	0	119,748,888
Remainder	0	0	0	0	0	0	0	0	0
Total Future	113,360,540	0	6,388,349	0	119,748,888	0	0	0	119,748,888

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	2,204,171	0	5,697,522	0	7,901,693	-222,083	-222,083	-135,714
2013	4,279,606	0	0	0	4,279,606	15,985,087	15,763,004	14,497,954
2014	4,036,826	0	9,098,280	0	13,135,106	14,373,714	30,136,718	11,497,753
2015	3,878,790	0	0	0	3,878,790	14,529,645	44,666,363	10,847,950
2016	3,777,289	0	0	0	3,777,289	5,193,102	49,859,465	3,533,240
2017	3,708,439	0	201,660	0	3,910,099	3,134,258	52,993,722	1,853,641
2018	3,490,752	0	0	0	3,490,752	9,123,297	62,117,019	5,063,346
2019	3,308,713	0	0	0	3,308,713	2,268,659	64,385,678	1,149,323
2020	3,201,379	0	3,361,000	0	6,562,379	3,437,395	67,823,074	1,516,034
2021	1,319,499	0	0	0	1,319,499	361,889	68,184,962	153,083
2022	0	0	10,016,390	0	10,016,390	-10,016,390	58,168,572	-3,732,040

Sub-Total	33,205,465	0	28,374,852	0	61,580,316	58,168,572		46,244,569
Remainder	0	0	0	0	0	0	58,168,572	0
Total Future	33,205,465	0	28,374,852	0	61,580,316	58,168,572		46,244,569
Life of summary is: 8.92 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 345

FIELD SUMMARY
HIGH ISLAND BLOCK A-474/489/499 9								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	17,115,126
FINAL								10.00%	16,827,324
REMARKS								15.00%	16,048,421
								20.00%	15,242,808
								25.00%	14,454,018

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	13	109,453	0	282	61,981	0	159	100.30	0.00	3.61
2013	12	157,635	0	410	89,226	0	231	100.30	0.00	3.61
2014	9	94,396	0	163	52,628	0	91	100.30	0.00	3.61
2015	5	63,933	0	100	35,545	0	56	100.30	0.00	3.61
2016	4	38,801	0	55	21,523	0	30	100.30	0.00	3.61
2017	3	26,367	0	35	14,607	0	19	100.30	0.00	3.61
2018	2	9,140	0	7	5,025	0	4	100.30	0.00	3.61
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		499,725	0	1,052	280,536	0	591	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		499,725	0	1,052	280,536	0	591	100.30	0.00	3.61

Cumulative		6,868,215	0	33,461
Ultimate		7,367,940	0	34,514

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	6,216,537	0	572,976	0	6,789,513	0	0	0	6,789,513
2013	8,949,122	0	835,395	0	9,784,517	0	0	0	9,784,517
2014	5,278,472	0	328,249	0	5,606,721	0	0	0	5,606,721
2015	3,565,014	0	201,545	0	3,766,559	0	0	0	3,766,559
2016	2,158,712	0	109,900	0	2,268,611	0	0	0	2,268,611
2017	1,465,029	0	69,978	0	1,535,007	0	0	0	1,535,007
2018	504,017	0	14,310	0	518,327	0	0	0	518,327
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	28,136,902	0	2,132,353	0	30,269,255	0	0	0	30,269,255
Remainder	0	0	0	0	0	0	0	0	0
Total Future	28,136,902	0	2,132,353	0	30,269,255	0	0	0	30,269,255

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	2,191,985	0	18,525	0	2,210,509	4,579,004	4,579,004	4,472,515
2013	2,482,494	0	0	0	2,482,494	7,302,023	11,881,027	6,635,915
2014	1,267,839	0	0	0	1,267,839	4,338,882	16,219,909	3,567,194
2015	1,014,835	0	0	0	1,014,835	2,751,724	18,971,632	2,049,514
2016	1,096,697	0	0	0	1,096,697	1,171,914	20,143,547	795,348
2017	1,204,123	0	0	0	1,204,123	330,884	20,474,430	201,791
2018	214,316	0	0	0	214,316	304,011	20,778,442	170,130
2019	0	0	0	0	0	0	20,778,442	0
2020	0	0	0	0	0	0	20,778,442	0
2021	0	0	0	0	0	0	20,778,442	0
2022	0	0	2,858,568	0	2,858,568	-2,858,568	17,919,874	-1,065,083

Sub-Total	9,472,289	0	2,877,092	0	12,349,382	17,919,874		16,827,324
Remainder	0	0	0	0	0	0	17,919,874	0
Total Future	9,472,289	0	2,877,092	0	12,349,382	17,919,874		16,827,324

Life of summary is: 6.34 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 346

FIELD SUMMARY
HIGH ISLAND BLOCK A-474/489/499								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	7,946,948
FINAL								10.00%	7,062,673
REMARKS								15.00%	5,255,885
								20.00%	3,909,974
								25.00%	2,908,991

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	45,092	0	75	25,311	0	42	100.30	0.00	3.61
2018	1	175,299	0	290	98,402	0	162	100.30	0.00	3.61
2019	1	80,272	0	133	45,059	0	74	100.30	0.00	3.61
2020	1	167,977	0	269	94,291	0	150	100.30	0.00	3.61
2021	1	28,244	0	45	15,854	0	25	100.30	0.00	3.61
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		496,883	0	811	278,918	0	453	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		496,883	0	811	278,918	0	453	100.30	0.00	3.61

Cumulative		0	0	0
Ultimate		496,883	0	811

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	2,538,665	0	150,454	0	2,689,119	0	0	0	2,689,119
2018	9,869,391	0	584,910	0	10,454,301	0	0	0	10,454,301
2019	4,519,324	0	267,838	0	4,787,162	0	0	0	4,787,162
2020	9,457,132	0	542,643	0	9,999,774	0	0	0	9,999,774
2021	1,590,146	0	91,241	0	1,681,388	0	0	0	1,681,388
2022	0	0	0	0	0	0	0	0	0

Sub-Total	27,974,659	0	1,637,086	0	29,611,745	0	0	0	29,611,745
Remainder	0	0	0	0	0	0	0	0	0
Total Future	27,974,659	0	1,637,086	0	29,611,745	0	0	0	29,611,745

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	17,622	0	17,622	-17,622	-17,622	-16,765
2013	0	0	0	0	0	0	-17,622	0
2014	0	0	0	0	0	0	-17,622	0
2015	0	0	0	0	0	0	-17,622	0
2016	0	0	0	0	0	0	-17,622	0
2017	465,333	0	201,660	0	666,993	2,022,126	2,004,504	1,177,878
2018	2,771,008	0	0	0	2,771,008	7,683,294	9,687,798	4,263,826
2019	2,848,779	0	0	0	2,848,779	1,938,383	11,626,181	981,826
2020	3,201,379	0	3,361,000	0	6,562,379	3,437,395	15,063,576	1,516,034
2021	1,319,499	0	0	0	1,319,499	361,889	15,425,465	153,083
2022	0	0	2,719,342	0	2,719,342	-2,719,342	12,706,122	-1,013,209

Sub-Total	10,605,998	0	6,299,625	0	16,905,623	12,706,122		7,062,673
Remainder	0	0	0	0	0	0	12,706,122	0
Total Future	10,605,998	0	6,299,625	0	16,905,623	12,706,122		7,062,673

Life of summary is: 8.92 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 347

FIELD SUMMARY
HIGH ISLAND BLOCK A-474/489/499								PROVED
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	23,391,939
FINAL								10.00%	22,354,572
REMARKS								15.00%	19,861,706
								20.00%	17,563,360
								25.00%	15,485,997

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	15,288	0	24	8,405	0	13	100.30	0.00	3.61
2013	1	180,000	0	280	98,966	0	153	100.30	0.00	3.61
2014	2	349,151	0	449	208,913	0	263	100.30	0.00	3.61
2015	2	231,807	0	292	139,786	0	172	100.30	0.00	3.61
2016	2	103,632	0	121	64,172	0	74	100.30	0.00	3.61
2017	1	41,785	0	42	27,146	0	27	100.30	0.00	3.61
2018	1	24,319	0	24	15,799	0	16	100.30	0.00	3.61
2019	1	11,708	0	12	7,606	0	8	100.30	0.00	3.61
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		957,690	0	1,245	570,795	0	725	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		957,690	0	1,245	570,795	0	725	100.30	0.00	3.61

Cumulative		0	0	0
Ultimate		957,690	0	1,245

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	843,030	0	47,067	0	890,097	0	0	0	890,097
2013	9,926,002	0	554,174	0	10,480,176	0	0	0	10,480,176
2014	20,953,382	0	948,717	0	21,902,099	0	0	0	21,902,099
2015	14,020,083	0	621,793	0	14,641,876	0	0	0	14,641,876
2016	6,436,309	0	265,471	0	6,701,780	0	0	0	6,701,780
2017	2,722,665	0	97,566	0	2,820,231	0	0	0	2,820,231
2018	1,584,635	0	56,785	0	1,641,420	0	0	0	1,641,420
2019	762,872	0	27,337	0	790,210	0	0	0	790,210
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	57,248,978	0	2,618,910	0	59,867,888	0	0	0	59,867,888
Remainder	0	0	0	0	0	0	0	0	0
Total Future	57,248,978	0	2,618,910	0	59,867,888	0	0	0	59,867,888

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	12,187	0	5,661,375	0	5,673,562	-4,783,464	-4,783,464	-4,591,465
2013	1,797,112	0	0	0	1,797,112	8,683,064	3,899,600	7,862,039
2014	2,768,987	0	9,098,280	0	11,867,267	10,034,832	13,934,432	7,930,560
2015	2,863,955	0	0	0	2,863,955	11,777,921	25,712,353	8,798,435
2016	2,680,592	0	0	0	2,680,592	4,021,188	29,733,541	2,737,893
2017	2,038,983	0	0	0	2,038,983	781,247	30,514,788	473,972
2018	505,429	0	0	0	505,429	1,135,992	31,650,780	629,389
2019	459,933	0	0	0	459,933	330,276	31,981,056	167,497
2020	0	0	0	0	0	0	31,981,056	0
2021	0	0	0	0	0	0	31,981,056	0
2022	0	0	4,438,480	0	4,438,480	-4,438,480	27,542,576	-1,653,748

Sub-Total	13,127,177	0	19,198,134	0	32,325,312	27,542,576		22,354,572
Remainder	0	0	0	0	0	0	27,542,576	0
Total Future	13,127,177	0	19,198,134	0	32,325,312	27,542,576		22,354,572

Life of summary is: 7.33 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 348

FIELD SUMMARY
HIGH ISLAND BLOCK A-474/489/499								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	98
Ultimate		0	0	98

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 349

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 #A-01 (474) (E-15)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.65840000	0.54981160		0.54981160	100.30		3.61	8.00%	529,970
FINAL	0.65840000	0.54981160		0.54981160	100.30		3.61	10.00%	520,740
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	498,802
								20.00%	478,374
								25.00%	459,327

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,740	0	22	2,606	0	12	100.30	0.00	3.61
2013	1	6,180	0	29	3,398	0	16	100.30	0.00	3.61
2014	1	3,490	0	16	1,919	0	9	100.30	0.00	3.61
2015	1	331	0	2	182	0	1	100.30	0.00	3.61

Sub-Total		14,741	0	69	8,105	0	38	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		14,741	0	69	8,105	0	38	100.30	0.00	3.61

Cumulative		201,703	0	573		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		216,445	0	642

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	261,374	0	43,758	0	305,133	0	0	0	305,133
2013	340,804	0	57,056	0	397,860	0	0	0	397,860
2014	192,465	0	32,222	0	224,687	0	0	0	224,687
2015	18,255	0	3,056	0	21,311	0	0	0	21,311

Sub-Total	812,899	0	136,092	0	948,991	0	0	0	948,991
Remainder	0	0	0	0	0	0	0	0	0
Total Future	812,899	0	136,092	0	948,991	0	0	0	948,991

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	113,030	0	0	0	113,030	192,102	192,102	187,674
2013	142,625	0	0	0	142,625	255,235	447,338	232,484
2014	110,405	0	0	0	110,405	114,282	561,619	94,299
2015	13,196	0	0	0	13,196	8,115	569,735	6,284

Sub-Total	379,256	0	0	0	379,256	569,735		520,740
Remainder	0	0	0	0	0	0	569,735	0
Total Future	379,256	0	0	0	379,256	569,735		520,740

Life of evaluation is: 2.63 years.

Final production rate: 200 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 350

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 #A-02 (474) (G18FBE15)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.65840000	0.54981160		0.54981160	100.30		3.61	8.00%	3,438,645
FINAL	0.65840000	0.54981160		0.54981160	100.30		3.61	10.00%	3,326,464
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	3,072,129
								20.00%	2,850,142
								25.00%	2,655,309

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	19,470	0	10	10,705	0	6	100.30	0.00	3.61
2013	1	26,055	0	14	14,325	0	7	100.30	0.00	3.61
2014	1	19,545	0	10	10,746	0	6	100.30	0.00	3.61
2015	1	14,662	0	8	8,061	0	4	100.30	0.00	3.61
2016	1	11,024	0	6	6,061	0	3	100.30	0.00	3.61
2017	1	8,244	0	4	4,533	0	2	100.30	0.00	3.61
2018	1	3,895	0	2	2,142	0	1	100.30	0.00	3.61

Sub-Total		102,896	0	54	56,573	0	30	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		102,896	0	54	56,573	0	30	100.30	0.00	3.61

Cumulative		456,224	0	905		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		559,120	0	959

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,073,675	0	20,214	0	1,093,890	0	0	0	1,093,890
2013	1,436,791	0	27,051	0	1,463,842	0	0	0	1,463,842
2014	1,077,806	0	20,292	0	1,098,098	0	0	0	1,098,098
2015	808,513	0	15,222	0	823,736	0	0	0	823,736
2016	607,938	0	11,446	0	619,384	0	0	0	619,384
2017	454,610	0	8,559	0	463,169	0	0	0	463,169
2018	214,792	0	4,044	0	218,836	0	0	0	218,836

Sub-Total	5,674,125	0	106,829	0	5,780,954	0	0	0	5,780,954
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,674,125	0	106,829	0	5,780,954	0	0	0	5,780,954

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES -$
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	307,708	0	0	0	307,708	786,181	786,181	768,574
2013	310,001	0	0	0	310,001	1,153,841	1,940,022	1,047,354
2014	226,086	0	0	0	226,086	872,012	2,812,034	715,922
2015	226,079	0	0	0	226,079	597,657	3,409,691	445,044
2016	308,402	0	0	0	308,402	310,982	3,720,674	210,657
2017	353,777	0	0	0	353,777	109,392	3,830,065	66,203
2018	89,497	0	0	0	89,497	129,339	3,959,404	72,710

Sub-Total	1,821,550	0	0	0	1,821,550	3,959,404		3,326,464
Remainder	0	0	0	0	0	0	3,959,404	0
Total Future	1,821,550	0	0	0	1,821,550	3,959,404		3,326,464

Life of evaluation is: 6.10 years.

Final production rate: 500 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 351

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 #A-10 (474) (G-21)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.65840000	0.54981160		0.54981160	100.30		3.61	8.00%	3,360,006
FINAL	0.65840000	0.54981160		0.54981160	100.30		3.61	10.00%	3,242,736
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	2,977,881
								20.00%	2,747,906
								25.00%	2,547,014

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	15,848	0	16	8,714	0	9	100.30	0.00	3.61
2013	1	25,639	0	25	14,097	0	14	100.30	0.00	3.61
2014	1	19,489	0	19	10,715	0	11	100.30	0.00	3.61
2015	1	14,815	0	15	8,145	0	8	100.30	0.00	3.61
2016	1	11,288	0	11	6,206	0	6	100.30	0.00	3.61
2017	1	8,554	0	8	4,703	0	5	100.30	0.00	3.61
2018	1	5,245	0	5	2,884	0	3	100.30	0.00	3.61

Sub-Total		100,877	0	100	55,464	0	55	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		100,877	0	100	55,464	0	55	100.30	0.00	3.61

Cumulative		1,694,142	0	1,899		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.06%
Ultimate		1,795,020	0	1,999

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	873,944	0	31,020	0	904,964	0	0	0	904,964
2013	1,413,838	0	50,183	0	1,464,021	0	0	0	1,464,021
2014	1,074,719	0	38,146	0	1,112,865	0	0	0	1,112,865
2015	816,940	0	28,996	0	845,936	0	0	0	845,936
2016	622,469	0	22,094	0	644,563	0	0	0	644,563
2017	471,687	0	16,742	0	488,429	0	0	0	488,429
2018	289,225	0	10,266	0	299,491	0	0	0	299,491

Sub-Total	5,562,823	0	197,447	0	5,760,270	0	0	0	5,760,270
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,562,823	0	197,447	0	5,760,270	0	0	0	5,760,270

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	263,151	0	0	0	263,151	641,813	641,813	626,527
2013	312,049	0	0	0	312,049	1,151,972	1,793,786	1,045,538
2014	229,552	0	0	0	229,552	883,314	2,677,099	725,115
2015	231,439	0	0	0	231,439	614,497	3,291,597	457,526
2016	319,772	0	0	0	319,772	324,791	3,616,387	219,983
2017	371,696	0	0	0	371,696	116,733	3,733,120	70,629
2018	124,819	0	0	0	124,819	174,673	3,907,793	97,420

Sub-Total	1,852,477	0	0	0	1,852,477	3,907,793		3,242,736
Remainder	0	0	0	0	0	0	3,907,793	0
Total Future	1,852,477	0	0	0	1,852,477	3,907,793		3,242,736

Life of evaluation is: 6.29 years.

Final production rate: 500 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 352

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 #A-12ST (474) (G-8)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.65840000	0.54981160		0.54981160	100.30		3.61	8.00%	40,497
FINAL	0.65840000	0.54981160		0.54981160	100.30		3.61	10.00%	40,351
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	1,608	0	0	884	0	0	100.30	0.00	3.61

Sub-Total		1,608	0	0	884	0	0	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,608	0	0	884	0	0	100.30	0.00	3.61

Cumulative		111,468	0	154		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		113,076	0	154

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	88,677	0	101	0	88,779	0	0	0	88,779

Sub-Total	88,677	0	101	0	88,779	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	88,677	0	101	0	88,779	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	47,690	0	0	0	47,690	41,088	41,088	40,351

Sub-Total	47,690	0	0	0	47,690	41,088		40,351
Remainder	0	0	0	0	0	0	41,088	0
Total Future	47,690	0	0	0	47,690	41,088		40,351

Life of evaluation is: 0.39 years.

Final production rate: 300 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 353

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 LOC #A-12ST2 (474) (G-10)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.65840000	0.54981160		0.54981160	100.30		3.61	8.00%	15,944,436
FINAL	0.65840000	0.54981160		0.54981160	100.30		3.61	10.00%	15,238,766
REMARKS	DRILLING AND COMPLETION COST SHOWN AS DEVELOPMENT COST. OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	13,616,331
								20.00%	12,175,749
								25.00%	10,894,286

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	15,288	0	24	8,405	0	13	100.30	0.00	3.61
2013	1	180,000	0	280	98,966	0	153	100.30	0.00	3.61
2014	1	179,437	0	280	98,656	0	153	100.30	0.00	3.61
2015	1	108,272	0	169	59,529	0	92	100.30	0.00	3.61
2016	1	31,585	0	49	17,366	0	27	100.30	0.00	3.61

Sub-Total		514,581	0	802	282,923	0	439	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		514,581	0	802	282,923	0	439	100.30	0.00	3.61

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		514,581	0	802

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	843,030	0	47,067	0	890,097	0	0	0	890,097
2013	9,926,002	0	554,174	0	10,480,176	0	0	0	10,480,176
2014	9,894,939	0	552,440	0	10,447,379	0	0	0	10,447,379
2015	5,970,603	0	333,342	0	6,303,945	0	0	0	6,303,945
2016	1,741,714	0	97,241	0	1,838,955	0	0	0	1,838,955

Sub-Total	28,376,288	0	1,584,264	0	29,960,552	0	0	0	29,960,552
Remainder	0	0	0	0	0	0	0	0	0
Total Future	28,376,288	0	1,584,264	0	29,960,552	0	0	0	29,960,552

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	12,187	0	5,632,612	0	5,644,799	-4,754,701	-4,754,701	-4,564,102
2013	1,797,112	0	0	0	1,797,112	8,683,064	3,928,363	7,862,039
2014	1,509,975	0	0	0	1,509,975	8,937,404	12,865,767	7,320,266
2015	1,229,851	0	0	0	1,229,851	5,074,094	17,939,861	3,797,254
2016	639,681	0	0	0	639,681	1,199,273	19,139,134	823,309

Sub-Total	5,188,806	0	5,632,612	0	10,821,418	19,139,134		15,238,766
Remainder	0	0	0	0	0	0	19,139,134	0
Total Future	5,188,806	0	5,632,612	0	10,821,418	19,139,134		15,238,766

Life of evaluation is: 4.14 years.

Final production rate: 3,000 bbl/month

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 354

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 #A-13ST2 (474) (E-19)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.84607690	0.70653210		0.70653210	100.30		3.61	8.00%	158,456
FINAL	0.84607690	0.70653210		0.70653210	100.30		3.61	10.00%	157,002
REMARKS	WELL DOES NOT PAYOUT -- INTEREST REVERSION WILL NOT OCCUR. OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	153,458
								20.00%	150,039
								25.00%	146,739

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	2,371	0	3	1,675	0	2	100.30	0.00	3.61
2013	1	1,992	0	3	1,407	0	2	100.30	0.00	3.61

Sub-Total		4,363	0	6	3,083	0	4	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		4,363	0	6	3,083	0	4	100.30	0.00	3.61

Cumulative		53,834	0	380		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		58,197	0	386

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	168,046	0	8,333	0	176,379	0	0	0	176,379
2013	141,144	0	6,999	0	148,143	0	0	0	148,143

Sub-Total	309,190	0	15,332	0	324,522	0	0	0	324,522
Remainder	0	0	0	0	0	0	0	0	0
Total Future	309,190	0	15,332	0	324,522	0	0	0	324,522

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	87,646	0	0	0	87,646	88,733	88,733	86,663
2013	72,389	0	0	0	72,389	75,754	164,487	70,339

Sub-Total	160,035	0	0	0	160,035	164,487		157,002
Remainder	0	0	0	0	0	0	164,487	0
Total Future	160,035	0	0	0	160,035	164,487		157,002

Life of evaluation is: 1.01 years.

Final production rate: 300 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 355

HIGH ISLAND BLOCK A-474/489/499, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02366 #A-18 (475) (B-13)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.76181820							8.00%	0
FINAL	0.76181820							10.00%	0
REMARKS	LAST PRODUCTION 02/2011.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	98		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		0	0	98

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 356

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-02A (489) (G-18)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	154,082
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	152,188
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	147,615
								20.00%	143,261
								25.00%	139,114

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	2,339	0	5	1,313	0	3	100.30	0.00	3.61
2013	1	3,231	0	6	1,814	0	4	100.30	0.00	3.61
2014	1	213	0	0	120	0	0	100.30	0.00	3.61

Sub-Total		5,783	0	12	3,246	0	6	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,783	0	12	3,246	0	6	100.30	0.00	3.61

Cumulative		1,549,706	0	2,311		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		1,555,490	0	2,323

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	131,672	0	9,437	0	141,109	0	0	0	141,109
2013	181,929	0	13,039	0	194,968	0	0	0	194,968
2014	12,001	0	860	0	12,861	0	0	0	12,861

Sub-Total	325,602	0	23,336	0	348,938	0	0	0	348,938
Remainder	0	0	0	0	0	0	0	0	0
Total Future	325,602	0	23,336	0	348,938	0	0	0	348,938

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	70,039	0	0	0	70,039	71,071	71,071	69,441
2013	108,296	0	0	0	108,296	86,671	157,742	79,055
2014	8,554	0	0	0	8,554	4,308	162,050	3,693

Sub-Total	186,888	0	0	0	186,888	162,050		152,188
Remainder	0	0	0	0	0	0	162,050	0
Total Future	186,888	0	0	0	186,888	162,050		152,188

Life of evaluation is: 1.59 years.

Final production rate: 200 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 357

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-05ST (489) (G-18)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.77798980	0.64966390		0.64966390	100.30		3.61	8.00%	1,023,236
FINAL	0.77798980	0.64966390		0.64966390	100.30		3.61	10.00%	1,008,019
REMARKS	WELL DOES NOT PAYOUT -- INTEREST REVERSION WILL NOT OCCUR. OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	971,422
								20.00%	936,786
								25.00%	903,986

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	7,668	0	17	4,982	0	11	100.30	0.00	3.61
2013	1	12,656	0	28	8,222	0	18	100.30	0.00	3.61
2014	1	1,477	0	3	960	0	2	100.30	0.00	3.61

Sub-Total		21,802	0	48	14,164	0	31	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		21,802	0	48	14,164	0	31	100.30	0.00	3.61

Cumulative		535,030	0	968		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		556,832	0	1,016

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	499,647	0	39,080	0	538,727	0	0	0	538,727
2013	824,678	0	64,502	0	889,179	0	0	0	889,179
2014	96,251	0	7,528	0	103,779	0	0	0	103,779

Sub-Total	1,420,575	0	111,110	0	1,531,685	0	0	0	1,531,685
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,420,575	0	111,110	0	1,531,685	0	0	0	1,531,685

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	177,744	0	0	0	177,744	360,983	360,983	352,375
2013	235,366	0	0	0	235,366	653,814	1,014,796	593,340
2014	30,929	0	0	0	30,929	72,850	1,087,646	62,304

Sub-Total	444,039	0	0	0	444,039	1,087,646		1,008,019
Remainder	0	0	0	0	0	0	1,087,646	0
Total Future	444,039	0	0	0	444,039	1,087,646		1,008,019

Life of evaluation is: 1.64 years.

Final production rate: 900 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 358

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 LOC #B-05ST2 (489) (G-23)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.77798980	0.64966390		0.64966390	100.30		3.61	8.00%	9,488,576
FINAL	0.77798980	0.64966390		0.64966390	100.30		3.61	10.00%	8,796,916
REMARKS	SIDETRACK AND COMPLETION COST SHOWS AS DEVELOPMENT COST. OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	7,284,612
								20.00%	6,034,855
								25.00%	4,998,995

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	169,714	0	170	110,257	0	110	100.30	0.00	3.61
2015	1	123,535	0	124	80,256	0	80	100.30	0.00	3.61
2016	1	72,048	0	72	46,807	0	47	100.30	0.00	3.61
2017	1	41,785	0	42	27,146	0	27	100.30	0.00	3.61
2018	1	24,319	0	24	15,799	0	16	100.30	0.00	3.61
2019	1	11,708	0	12	7,606	0	8	100.30	0.00	3.61

Sub-Total		443,109	0	443	287,872	0	287	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		443,109	0	443	287,872	0	287	100.30	0.00	3.61

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		443,109	0	443

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	11,058,443	0	396,277	0	11,454,720	0	0	0	11,454,720
2015	8,049,480	0	288,451	0	8,337,931	0	0	0	8,337,931
2016	4,694,595	0	168,230	0	4,862,825	0	0	0	4,862,825
2017	2,722,665	0	97,566	0	2,820,231	0	0	0	2,820,231
2018	1,584,635	0	56,785	0	1,641,420	0	0	0	1,641,420
2019	762,872	0	27,337	0	790,210	0	0	0	790,210

Sub-Total	28,872,690	0	1,034,646	0	29,907,336	0	0	0	29,907,336
Remainder	0	0	0	0	0	0	0	0	0
Total Future	28,872,690	0	1,034,646	0	29,907,336	0	0	0	29,907,336

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	1,259,012	0	9,098,280	0	10,357,292	1,097,428	1,097,428	610,294
2015	1,634,103	0	0	0	1,634,103	6,703,827	7,801,255	5,001,181
2016	2,040,911	0	0	0	2,040,911	2,821,914	10,623,169	1,914,584
2017	2,038,983	0	0	0	2,038,983	781,247	11,404,417	473,972
2018	505,429	0	0	0	505,429	1,135,992	12,540,409	629,389
2019	459,933	0	0	0	459,933	330,276	12,870,685	167,497

Sub-Total	7,938,372	0	9,098,280	0	17,036,651	12,870,685		8,796,916
Remainder	0	0	0	0	0	0	12,870,685	0
Total Future	7,938,372	0	9,098,280	0	17,036,651	12,870,685		8,796,916

Life of evaluation is: 7.29 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 359

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-013 (489) (G-15 SAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	4,495,485
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	4,382,439
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	4,119,111
								20.00%	3,880,738
								25.00%	3,664,437

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	26,307	0	57	14,767	0	32	100.30	0.00	3.61
2013	1	37,969	0	82	21,314	0	46	100.30	0.00	3.61
2014	1	24,687	0	53	13,858	0	30	100.30	0.00	3.61
2015	1	16,052	0	35	9,010	0	19	100.30	0.00	3.61
2016	1	1,979	0	4	1,111	0	2	100.30	0.00	3.61

Sub-Total		106,994	0	231	60,059	0	129	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		106,994	0	231	60,059	0	129	100.30	0.00	3.61

Cumulative		563,377	0	1,062		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		670,371	0	1,293

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,481,070	0	114,526	0	1,595,596	0	0	0	1,595,596
2013	2,137,686	0	165,300	0	2,302,986	0	0	0	2,302,986
2014	1,389,906	0	107,477	0	1,497,382	0	0	0	1,497,382
2015	903,705	0	69,881	0	973,586	0	0	0	973,586
2016	111,409	0	8,615	0	120,024	0	0	0	120,024

Sub-Total	6,023,775	0	465,799	0	6,489,574	0	0	0	6,489,574
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,023,775	0	465,799	0	6,489,574	0	0	0	6,489,574

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	443,164	0	0	0	443,164	1,152,432	1,152,432	1,125,336
2013	456,210	0	0	0	456,210	1,846,776	2,999,208	1,678,289
2014	290,137	0	0	0	290,137	1,207,245	4,206,453	992,313
2015	258,559	0	0	0	258,559	715,027	4,921,480	533,102
2016	43,746	0	0	0	43,746	76,278	4,997,757	53,399

Sub-Total	1,491,817	0	0	0	1,491,817	4,997,757		4,382,439
Remainder	0	0	0	0	0	0	4,997,757	0
Total Future	1,491,817	0	0	0	1,491,817	4,997,757		4,382,439

Life of evaluation is: 3.66 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 360

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-18ST1 (489) (G-23)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	3,961,048
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	3,828,728
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	3,526,591
								20.00%	3,260,564
								25.00%	3,025,448

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	16,766	0	39	9,411	0	22	100.30	0.00	3.61
2013	1	28,185	0	65	15,821	0	36	100.30	0.00	3.61
2014	1	22,570	0	52	12,670	0	29	100.30	0.00	3.61
2015	1	18,075	0	42	10,146	0	23	100.30	0.00	3.61
2016	1	14,510	0	34	8,145	0	19	100.30	0.00	3.61
2017	1	9,569	0	22	5,371	0	12	100.30	0.00	3.61

Sub-Total		109,674	0	254	61,564	0	142	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		109,674	0	254	61,564	0	142	100.30	0.00	3.61

Cumulative		434,603	0	1,260		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		544,277	0	1,513

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	943,916	0	78,279	0	1,022,195	0	0	0	1,022,195
2013	1,586,799	0	131,593	0	1,718,392	0	0	0	1,718,392
2014	1,270,719	0	105,381	0	1,376,100	0	0	0	1,376,100
2015	1,017,601	0	84,390	0	1,101,991	0	0	0	1,101,991
2016	816,895	0	67,745	0	884,640	0	0	0	884,640
2017	538,732	0	44,677	0	583,409	0	0	0	583,409

Sub-Total	6,174,662	0	512,064	0	6,686,727	0	0	0	6,686,727
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,174,662	0	512,064	0	6,686,727	0	0	0	6,686,727

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	297,068	0	0	0	297,068	725,127	725,127	707,775
2013	361,266	0	0	0	361,266	1,357,126	2,082,253	1,231,160
2014	271,948	0	0	0	271,948	1,104,152	3,186,405	905,965
2015	285,563	0	0	0	285,563	816,427	4,002,832	607,560
2016	424,777	0	0	0	424,777	459,863	4,462,696	311,309
2017	478,650	0	0	0	478,650	104,759	4,567,455	64,959

Sub-Total	2,119,272	0	0	0	2,119,272	4,567,455		3,828,728
Remainder	0	0	0	0	0	0	4,567,455	0
Total Future	2,119,272	0	0	0	2,119,272	4,567,455		3,828,728

Life of evaluation is: 5.31 years.

Final production rate: 900 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 361

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-18ST1 (489) (G-18)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	7,230,814
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	6,423,530
REMARKS	DEVELOPMENT COST IS FOR RECOMPLETION. OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	4,783,878
								20.00%	3,569,013
								25.00%	2,667,264

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	45,092	0	75	25,311	0	42	100.30	0.00	3.61
2018	1	175,299	0	290	98,402	0	162	100.30	0.00	3.61
2019	1	80,272	0	133	45,059	0	74	100.30	0.00	3.61

Sub-Total		300,662	0	497	168,773	0	278	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		300,662	0	497	168,773	0	278	100.30	0.00	3.61

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		300,662	0	497

	COMPANY FUTURE GROSS REVENUE (FGR) - $				PRODUCTION TAXES - $				FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	2,538,665	0	150,454	0	2,689,119	0	0	0	2,689,119
2018	9,869,391	0	584,910	0	10,454,301	0	0	0	10,454,301
2019	4,519,324	0	267,838	0	4,787,162	0	0	0	4,787,162

Sub-Total	16,927,381	0	1,003,202	0	17,930,583	0	0	0	17,930,583
Remainder	0	0	0	0	0	0	0	0	0
Total Future	16,927,381	0	1,003,202	0	17,930,583	0	0	0	17,930,583

		DEDUCTIONS - $				FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	465,333	0	201,660	0	666,993	2,022,126	2,022,126	1,177,878
2018	2,771,008	0	0	0	2,771,008	7,683,294	9,705,420	4,263,826
2019	2,848,779	0	0	0	2,848,779	1,938,383	11,643,803	981,826

Sub-Total	6,085,120	0	201,660	0	6,286,780	11,643,803		6,423,530
Remainder	0	0	0	0	0	0	11,643,803	0
Total Future	6,085,120	0	201,660	0	6,286,780	11,643,803		6,423,530

Life of evaluation is: 7.50 years.

Final production rate: 4,417 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 362

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-18ST1 (489) (G-17)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	1,966,647
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	1,669,116
REMARKS	DEVELOPMENT COST IS FOR RECOMPLETION. OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	1,108,721
								20.00%	737,511
								25.00%	491,260

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	1	167,977	0	269	94,291	0	150	100.30	0.00	3.61
2021	1	28,244	0	45	15,854	0	25	100.30	0.00	3.61

Sub-Total		196,221	0	314	110,146	0	176	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		196,221	0	314	110,146	0	176	100.30	0.00	3.61

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		196,221	0	314

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	9,457,132	0	542,643	0	9,999,774	0	0	0	9,999,774
2021	1,590,146	0	91,241	0	1,681,388	0	0	0	1,681,388

Sub-Total	11,047,278	0	633,884	0	11,681,162	0	0	0	11,681,162
Remainder	0	0	0	0	0	0	0	0	0
Total Future	11,047,278	0	633,884	0	11,681,162	0	0	0	11,681,162

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
Year						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	3,201,379	0	3,361,000	0	6,562,379	3,437,395	3,437,395	1,516,034
2021	1,319,499	0	0	0	1,319,499	361,889	3,799,284	153,083

Sub-Total	4,520,878	0	3,361,000	0	7,881,878	3,799,284		1,669,116
Remainder	0	0	0	0	0	0	3,799,284	0
Total Future	4,520,878	0	3,361,000	0	7,881,878	3,799,284		1,669,116

Life of evaluation is: 8.92 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 363

HIGH ISLAND BLOCK A-474/489/499, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-18ST1 (489) (G-15/14)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000							8.00%	0
FINAL	0.67220000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

Year	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 8.92 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 364

HIGH ISLAND BLOCK A-474/489/499, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-21ST2 (489) (F-8)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	193,147
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	190,763
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	185,001
								20.00%	179,506
								25.00%	174,262

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	133	0	83	75	0	46	100.30	0.00	3.61
2013	1	189	0	118	106	0	66	100.30	0.00	3.61

Sub-Total		322	0	201	181	0	112	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		322	0	201	181	0	112	100.30	0.00	3.61

Cumulative		10,882	0	4,968		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		11,204	0	5,169

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	7,478	0	167,487	0	174,965	0	0	0	174,965
2013	10,639	0	238,273	0	248,912	0	0	0	248,912

Sub-Total	18,117	0	405,760	0	423,877	0	0	0	423,877
Remainder	0	0	0	0	0	0	0	0	0
Total Future	18,117	0	405,760	0	423,877	0	0	0	423,877

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
Year						Annual	Cumulative
2012	90,614	0	0	0	90,614	84,351	84,351	82,379
2013	130,109	0	0	0	130,109	118,803	203,154	108,384

Sub-Total	220,723	0	0	0	220,723	203,154		190,763
Remainder	0	0	0	0	0	0	203,154	0
Total Future	220,723	0	0	0	220,723	203,154		190,763

Life of evaluation is: 1.42 years.

Final production rate: 9.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 365

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-29 (489) (G-23)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	291,970
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	289,081
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	282,049
								20.00%	275,281
								25.00%	268,764

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,210	0	6	2,363	0	3	100.30	0.00	3.61
2013	1	3,924	0	6	2,203	0	3	100.30	0.00	3.61

Sub-Total		8,135	0	12	4,566	0	7	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		8,135	0	12	4,566	0	7	100.30	0.00	3.61

Cumulative		490,286	0	779		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		498,421	0	791

Year	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	237,043	0	12,628	0	249,671	0	0	0	249,671
2013	220,934	0	11,770	0	232,704	0	0	0	232,704

Sub-Total	457,977	0	24,398	0	482,375	0	0	0	482,375
Remainder	0	0	0	0	0	0	0	0	0
Total Future	457,977	0	24,398	0	482,375	0	0	0	482,375

Year	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	97,581	0	0	0	97,581	152,089	152,089	148,527
2013	80,807	0	0	0	80,807	151,897	303,987	140,553

Sub-Total	178,388	0	0	0	178,388	303,987		289,081
Remainder	0	0	0	0	0	0	303,987	0
Total Future	178,388	0	0	0	178,388	303,987		289,081

Life of evaluation is: 1.08 years.

Final production rate: 500 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 366

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-07 (489) (G-15 FBE5)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	572,298
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	564,583
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	545,988
								20.00%	528,337
								25.00%	511,571

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	5,787	0	18	3,248	0	10	100.30	0.00	3.61
2013	1	8,080	0	25	4,536	0	14	100.30	0.00	3.61
2014	1	655	0	2	368	0	1	100.30	0.00	3.61

Sub-Total		14,522	0	45	8,152	0	25	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		14,522	0	45	8,152	0	25	100.30	0.00	3.61

Cumulative		524,326	0	17,515		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		538,848	0	17,560

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	325,796	0	36,206	0	362,002	0	0	0	362,002
2013	454,900	0	50,553	0	505,453	0	0	0	505,453
2014	36,882	0	4,099	0	40,981	0	0	0	40,981

Sub-Total	817,578	0	90,857	0	908,435	0	0	0	908,435
Remainder	0	0	0	0	0	0	0	0	0
Total Future	817,578	0	90,857	0	908,435	0	0	0	908,435

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	127,501	0	0	0	127,501	234,501	234,501	229,036
2013	160,799	0	0	0	160,799	344,654	579,154	313,538
2014	15,281	0	0	0	15,281	25,700	604,854	22,009

Sub-Total	303,581	0	0	0	303,581	604,854		564,583
Remainder	0	0	0	0	0	0	604,854	0
Total Future	303,581	0	0	0	303,581	604,854		564,583

Life of evaluation is: 1.61 years.

Final production rate: 500 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 367

HIGH ISLAND BLOCK A-474/489/499, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02372 #B-15B (489) (G-18 FBE6)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.67220000	0.56133560		0.56133560	100.30		3.61	8.00%	210,823
FINAL	0.67220000	0.56133560		0.56133560	100.30		3.61	10.00%	206,936
REMARKS	OPEX INCLUDES ALLOCATED PORTION OF COST FOR FUEL.							15.00%	197,696
								20.00%	189,090
								25.00%	181,065

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	2,206	0	6	1,238	0	3	100.30	0.00	3.61
2013	1	3,534	0	9	1,984	0	5	100.30	0.00	3.61
2014	1	2,269	0	6	1,273	0	3	100.30	0.00	3.61

Sub-Total		8,009	0	21	4,496	0	12	100.30	0.00	3.61
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		8,009	0	21	4,496	0	12	100.30	0.00	3.61

Cumulative		242,632	0	685		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		250,641	0	707

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	124,198	0	11,907	0	136,106	0	0	0	136,106
2013	198,980	0	19,077	0	218,056	0	0	0	218,056
2014	127,723	0	12,245	0	139,968	0	0	0	139,968

Sub-Total	450,901	0	43,229	0	494,130	0	0	0	494,130
Remainder	0	0	0	0	0	0	0	0	0
Total Future	450,901	0	43,229	0	494,130	0	0	0	494,130

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	69,049	0	0	0	69,049	67,057	67,057	65,480
2013	112,576	0	0	0	112,576	105,481	172,537	95,881
2014	84,948	0	0	0	84,948	55,020	227,557	45,575

Sub-Total	266,573	0	0	0	266,573	227,557		206,936
Remainder	0	0	0	0	0	0	227,557	0
Total Future	266,573	0	0	0	266,573	227,557		206,936

Life of evaluation is: 2.34 years.

Final production rate: 200 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 368

HIGH ISLAND BLOCK A-474/489/499, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT HI A-474 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.64907990							8.00%	-1,314,537
FINAL	0.64907990							10.00%	-1,082,706
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT. DEVELOPMENT COST IN 2012 IS FOR THE SITE CLEARANCE OF HI A-499C, THE LEASE EXPIRED 10/22/10.							15.00%	-669,312
								20.00%	-416,853
								25.00%	-262,308

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	18,525	0	18,525	-18,525	-18,525	-17,623
2013	0	0	0	0	0	0	-18,525	0
2014	0	0	0	0	0	0	-18,525	0
2015	0	0	0	0	0	0	-18,525	0
2016	0	0	0	0	0	0	-18,525	0
2017	0	0	0	0	0	0	-18,525	0
2018	0	0	0	0	0	0	-18,525	0
2019	0	0	0	0	0	0	-18,525	0
2020	0	0	0	0	0	0	-18,525	0
2021	0	0	0	0	0	0	-18,525	0
2022	0	0	2,858,568	0	2,858,568	-2,858,568	-2,877,092	-1,065,083

Sub-Total	0	0	2,877,092	0	2,877,092	-2,877,092		-1,082,706
Remainder	0	0	0	0	0	0	-2,877,092	0
Total Future	0	0	2,877,092	0	2,877,092	-2,877,092		-1,082,706

Life of evaluation is: 6.34 years.

Final production rate: 0.216 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 369

HIGH ISLAND BLOCK A-474/489/499, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT HI A-474 (ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.64907990							8.00%	-1,250,513
FINAL	0.64907990							10.00%	-1,029,973
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT. DEVELOPMENT COST IN 2012 IS FOR THE SITE CLEARANCE OF HI A-499C, THE LEASE EXPIRED 10/22/10.							15.00%	-636,714
								20.00%	-396,550
								25.00%	-249,532

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	17,622	0	17,622	-17,622	-17,622	-16,765
2013	0	0	0	0	0	0	-17,622	0
2014	0	0	0	0	0	0	-17,622	0
2015	0	0	0	0	0	0	-17,622	0
2016	0	0	0	0	0	0	-17,622	0
2017	0	0	0	0	0	0	-17,622	0
2018	0	0	0	0	0	0	-17,622	0
2019	0	0	0	0	0	0	-17,622	0
2020	0	0	0	0	0	0	-17,622	0
2021	0	0	0	0	0	0	-17,622	0
2022	0	0	2,719,342	0	2,719,342	-2,719,342	-2,736,965	-1,013,209

Sub-Total	0	0	2,736,965	0	2,736,965	-2,736,965		-1,029,973
Remainder	0	0	0	0	0	0	-2,736,965	0
Total Future	0	0	2,736,965	0	2,736,965	-2,736,965		-1,029,973

Life of evaluation is: 8.92 years.

Final production rate: 7.551 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 370

HIGH ISLAND BLOCK A-474/489/499, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT HI A-474 (ABAND)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.64907990							8.00%	-2,041,074
FINAL	0.64907990							10.00%	-1,681,111
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT. DEVELOPMENT COST IN 2012 IS FOR THE SITE CLEARANCE OF HI A-499C, THE LEASE EXPIRED 10/22/10.							15.00%	-1,039,237
								20.00%	-647,245
								25.00%	-407,284

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	28,763	0	28,763	-28,763	-28,763	-27,363
2013	0	0	0	0	0	0	-28,763	0
2014	0	0	0	0	0	0	-28,763	0
2015	0	0	0	0	0	0	-28,763	0
2016	0	0	0	0	0	0	-28,763	0
2017	0	0	0	0	0	0	-28,763	0
2018	0	0	0	0	0	0	-28,763	0
2019	0	0	0	0	0	0	-28,763	0
2020	0	0	0	0	0	0	-28,763	0
2021	0	0	0	0	0	0	-28,763	0
2022	0	0	4,438,480	0	4,438,480	-4,438,480	-4,467,243	-1,653,748

Sub-Total	0	0	4,467,243	0	4,467,243	-4,467,243		-1,681,111
Remainder	0	0	0	0	0	0	-4,467,243	0
Total Future	0	0	4,467,243	0	4,467,243	-4,467,243		-1,681,111

Life of evaluation is: 7.33 years.

Final production rate: 0.434 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 371

FIELD SUMMARY
HIGH ISLAND BLOCK A-521								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	-3,927,760
FINAL								10.00%	-3,847,609
REMARKS								15.00%	-3,654,969
								20.00%	-3,472,857
								25.00%	-3,300,646

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		10,407	0	13,145
Ultimate		10,407	0	13,145

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0		0	0	0	0
2013	0	0	4,267,188	0	4,267,188	-4,267,188	-4,267,188	-3,847,609

Sub-Total	0	0	4,267,188	0	4,267,188	-4,267,188		-3,847,609
Remainder	0	0	0	0	0	0	-4,267,188	0
Total Future	0	0	4,267,188	0	4,267,188	-4,267,188		-3,847,609

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 372

FIELD SUMMARY
HIGH ISLAND BLOCK A-521								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	-1,963,880
FINAL								10.00%	-1,923,804
REMARKS								15.00%	-1,827,485
								20.00%	-1,736,428
								25.00%	-1,650,323

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		7,261	0	9,512
Ultimate		7,261	0	9,512

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	2,133,594	0	2,133,594	-2,133,594	-2,133,594	-1,923,804

Sub-Total	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804
Remainder	0	0	0	0	0	0	-2,133,594	0
Total Future	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 373

FIELD SUMMARY								PROVED
HIGH ISLAND BLOCK A-521								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	-1,963,880
FINAL								10.00%	-1,923,804
REMARKS								15.00%	-1,827,485
								20.00%	-1,736,428
								25.00%	-1,650,323

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		3,146	0	3,633
Ultimate		3,146	0	3,633

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	2,133,594	0	2,133,594	-2,133,594	-2,133,594	-1,923,804

Sub-Total	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804
Remainder	0	0	0	0	0	0	-2,133,594	0
Total Future	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 374

HIGH ISLAND BLOCK A-521, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 17190 #B-1-D (ANG B-1 FBA/B)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.59812000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		6,028	0	5,804		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 15.46%
Ultimate		6,028	0	5,804

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 15.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 375

HIGH ISLAND BLOCK A-521, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 17190 #B-2 (ANG B-1 FBC)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.59812000							8.00%	0
FINAL	0.59812000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		4	0	1,247		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 15.46%
Ultimate		4	0	1,247

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 1.749 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 376

HIGH ISLAND BLOCK A-521, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 17190 #B-3 (ANG B-4 FBA)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.59812000							8.00%	0
FINAL	0.59812000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		1,229	0	2,460		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 15.46%
Ultimate		1,229	0	2,460

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 2.452 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 377

HIGH ISLAND BLOCK A-521, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 17190 #B-3 (ANG B-3 FBA)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.59812000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		3,146	0	3,633		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 15.46%
Ultimate		3,146	0	3,633

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 378

HIGH ISLAND BLOCK A-521, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT- HI 521 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.72500000							8.00%	-1,963,880
FINAL	0.72500000							10.00%	-1,923,804
REMARKS	ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							15.00%	-1,827,485
								20.00%	-1,736,428
								25.00%	-1,650,323

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
Year						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	2,133,594	0	2,133,594	-2,133,594	-2,133,594	-1,923,804

Sub-Total	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804
Remainder	0	0	0	0	0	0	-2,133,594	0
Total Future	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 379

HIGH ISLAND BLOCK A-521, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT- HI 521 (ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.72500000							8.00%	-1,963,880
FINAL	0.72500000							10.00%	-1,923,804
REMARKS	ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							15.00%	-1,827,485
								20.00%	-1,736,428
								25.00%	-1,650,323

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	2,133,594	0	2,133,594	-2,133,594	-2,133,594	-1,923,804

Sub-Total	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804
Remainder	0	0	0	0	0	0	-2,133,594	0
Total Future	0	0	2,133,594	0	2,133,594	-2,133,594		-1,923,804

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 380

FIELD SUMMARY HIGH ISLAND BLOCK A-537								TOTAL PROVED ALL CATEGORIES
	Expense Interest	REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
		Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	1,601,018
FINAL								10.00%	1,898,555
REMARKS								15.00%	2,577,838
								20.00%	3,173,098
								25.00%	3,693,619

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. (S/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	5	158,201	0	209	92,344	0	91	100.85	0.00	3.31
2013	5	115,434	0	148	65,934	0	64	101.02	0.00	3.31
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		273,635	0	357	158,278	0	154	100.92	0.00	3.31
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		273,635	0	357	158,278	0	154	100.92	0.00	3.31

Cumulative		4,607,358	0	26,670
Ultimate		4,880,993	0	27,026

Year	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	9,312,771	0	300,435	0	9,613,206	0	0	0	9,613,206
2013	6,660,880	0	210,493	0	6,871,373	0	0	0	6,871,373
2014	0	0	0	0	0	0	0	0	0

Sub-Total	15,973,650	0	510,928	0	16,484,579	0	0	0	16,484,579
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,973,650	0	510,928	0	16,484,579	0	0	0	16,484,579

Year	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	2,175,286	0	274,002	0	2,449,288	7,163,917	7,163,917	7,008,426
2013	2,422,966	0	0	0	2,422,966	4,448,407	11,612,324	4,130,124
2014	0	0	11,367,471	0	11,367,471	-11,367,471	244,853	-9,239,995

Sub-Total	4,598,252	0	11,641,473	0	16,239,725	244,853		1,898,555
Remainder	0	0	0	0	0	0	244,853	0
Total Future	4,598,252	0	11,641,473	0	16,239,725	244,853		1,898,555

Life of summary is: 1.08 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 381

FIELD SUMMARY HIGH ISLAND BLOCK A-537								PROVED PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	1,601,018
FINAL								10.00%	1,898,555
REMARKS								15.00%	2,577,838
								20.00%	3,173,098
								25.00%	3,693,619

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	5	158,201	0	209	92,344	0	91	100.85	0.00	3.31
2013	5	115,434	0	148	65,934	0	64	101.02	0.00	3.31
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		273,635	0	357	158,278	0	154	100.92	0.00	3.31
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		273,635	0	357	158,278	0	154	100.92	0.00	3.31

Cumulative		4,453,844	0	26,171
Ultimate		4,727,479	0	26,527

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	9,312,771	0	300,435	0	9,613,206	0	0	0	9,613,206
2013	6,660,880	0	210,493	0	6,871,373	0	0	0	6,871,373
2014	0	0	0	0	0	0	0	0	0

Sub-Total	15,973,650	0	510,928	0	16,484,579	0	0	0	16,484,579
Remainder	0	0	0	0	0	0	0	0	0
Total Future	15,973,650	0	510,928	0	16,484,579	0	0	0	16,484,579

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
Year						Annual	Cumulative
2012	2,175,286	0	274,002	0	2,449,288	7,163,917	7,163,917	7,008,426
2013	2,422,966	0	0	0	2,422,966	4,448,407	11,612,324	4,130,124
2014	0	0	11,367,471	0	11,367,471	-11,367,471	244,853	-9,239,995

Sub-Total	4,598,252	0	11,641,473	0	16,239,725	244,853		1,898,555
Remainder	0	0	0	0	0	0	244,853	0
Total Future	4,598,252	0	11,641,473	0	16,239,725	244,853		1,898,555

Life of summary is: 1.08 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 382

FIELD SUMMARY
HIGH ISLAND BLOCK A-537								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 1.08 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 383

FIELD SUMMARY								PROVED
HIGH ISLAND BLOCK A-537								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		153,514	0	499
Ultimate		153,514	0	499

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 384

HIGH ISLAND BLOCK A-537, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02696 #A-12 (531) (TP-2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310							8.00%	0
FINAL	0.60889310							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		5,836	0	2,033		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		5,836	0	2,033

	COMPANY FUTURE GROSS REVENUE (FGR) - $				PRODUCTION TAXES - $				FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 6.075 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 385

HIGH ISLAND BLOCK A-537, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02696 #A-16 (531) (6600’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310	0.50954120		0.50954120	104.92		3.25	8.00%	14,368
FINAL	0.60889310	0.50954120		0.50954120	104.92		3.25	10.00%	14,292
REMARKS								15.00%	14,104
								20.00%	13,922
								25.00%	13,743

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	549	0	69	280	0	28	104.92	0.00	3.25
2013	1	328	0	41	167	0	17	104.92	0.00	3.25

Sub-Total		877	0	110	447	0	45	104.92	0.00	3.25
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		877	0	110	447	0	45	104.92	0.00	3.25

Cumulative		219,790	0	15,439		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		220,667	0	15,548

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	29,351	0	91,484	0	120,834	0	0	0	120,834
2013	17,531	0	54,642	0	72,173	0	0	0	72,173

Sub-Total	46,881	0	146,126	0	193,007	0	0	0	193,007
Remainder	0	0	0	0	0	0	0	0	0
Total Future	46,881	0	146,126	0	193,007	0	0	0	193,007

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	108,400	0	0	0	108,400	12,434	12,434	12,178
2013	69,926	0	0	0	69,926	2,246	14,681	2,114

Sub-Total	178,327	0	0	0	178,327	14,681		14,292
Remainder	0	0	0	0	0	0	14,681	0
Total Future	178,327	0	0	0	178,327	14,681		14,292

Life of evaluation is: 0.84 years.

Final production rate: 9.808 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 386

HIGH ISLAND BLOCK A-537, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02696 #A-17 (531) (TP-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310	0.50954120		0.50954120	104.92		3.25	8.00%	1,461,804
FINAL	0.60889310	0.50954120		0.50954120	104.92		3.25	10.00%	1,448,438
REMARKS								15.00%	1,415,868
								20.00%	1,384,462
								25.00%	1,354,168

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	21,042	0	20	10,722	0	8	104.92	0.00	3.25
2013	1	19,991	0	19	10,186	0	8	104.92	0.00	3.25

Sub-Total		41,033	0	39	20,908	0	16	104.92	0.00	3.25
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		41,033	0	39	20,908	0	16	104.92	0.00	3.25

Cumulative		1,590,912	0	3,685		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		1,631,945	0	3,724

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,124,981	0	26,780	0	1,151,761	0	0	0	1,151,761
2013	1,068,767	0	25,442	0	1,094,209	0	0	0	1,094,209

Sub-Total	2,193,748	0	52,222	0	2,245,970	0	0	0	2,245,970
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,193,748	0	52,222	0	2,245,970	0	0	0	2,245,970

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	298,924	0	0	0	298,924	852,838	852,838	832,723
2013	429,761	0	0	0	429,761	664,448	1,517,286	615,715

Sub-Total	728,684	0	0	0	728,684	1,517,286		1,448,438
Remainder	0	0	0	0	0	0	1,517,286	0
Total Future	728,684	0	0	0	728,684	1,517,286		1,448,438

Life of evaluation is: 1.08 years.

Final production rate: 1,500 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 387

HIGH ISLAND BLOCK A-537, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02696 #A-17 (531) (VAL H)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310							8.00%	0
FINAL	0.60889310							10.00%	0
REMARKS	RECOMPLETION OCCURS AFTER FIELD ECONOMIC LIFE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 1.08 years.

Final production rate: 6,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 388

HIGH ISLAND BLOCK A-537, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02696 #A-18ST (531) (TP-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.74905510	0.62634290		0.62634290	100.30		3.30	8.00%	9,560,925
FINAL	0.72463080	0.60661270		0.60661270	100.30		3.30	10.00%	9,483,538
REMARKS	INTEREST REVERSION 6/14/2013.							15.00%	9,294,634
								20.00%	9,112,028
								25.00%	8,935,456

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	123,586	0	79	77,407	0	40	100.30	0.00	3.30
2013	1	83,919	0	54	52,328	0	27	100.30	0.00	3.30

Sub-Total		207,505	0	133	129,735	0	67	100.30	0.00	3.30
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		207,505	0	133	129,735	0	67	100.30	0.00	3.30

Cumulative		875,765	0	491		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		1,083,270	0	624

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	7,763,689	0	131,651	0	7,895,340	0	0	0	7,895,340
2013	5,248,306	0	88,997	0	5,337,303	0	0	0	5,337,303

Sub-Total	13,011,996	0	220,648	0	13,232,643	0	0	0	13,232,643
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,011,996	0	220,648	0	13,232,643	0	0	0	13,232,643

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	1,610,059	0	0	0	1,610,059	6,285,281	6,285,281	6,143,396
2013	1,741,220	0	0	0	1,741,220	3,596,083	9,881,364	3,340,142

Sub-Total	3,351,280	0	0	0	3,351,280	9,881,364		9,483,538
Remainder	0	0	0	0	0	0	9,881,364	0
Total Future	3,351,280	0	0	0	3,351,280	9,881,364		9,483,538

Life of evaluation is: 1.05 years.

Final production rate: 10,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 389

HIGH ISLAND BLOCK A-537, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02697 #A-02 (536) (TP-1,2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310							8.00%	0
FINAL	0.60889310							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		986	0	418		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		986	0	418

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 2.449 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 390

HIGH ISLAND BLOCK A-537, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02697 #C-03 (536) (TP-1)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310							8.00%	0
FINAL	0.60889310							10.00%	0
REMARKS	LAST PRODUCED APRIL 2011. NO REMAINING RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00
Cumulative		153,514	0	499		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		153,514	0	499

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 391

HIGH ISLAND BLOCK A-537, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02698 #B-02 (537) (BN-3)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME -$ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.00000000	0.06301960		0.06301960	100.30		3.46	8.00%	71,867
FINAL	0.00000000	0.06301960		0.06301960	100.30		3.46	10.00%	71,169
REMARKS	MCMORAN HAS ORRI ONLY IN THIS WELL.							15.00%	69,470
								20.00%	67,834
								25.00%	66,258

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	6,048	0	6	381	0	0	100.30	0.00	3.46
2013	1	5,491	0	6	346	0	0	100.30	0.00	3.46

Sub-Total		11,539	0	12	727	0	1	100.30	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		11,539	0	12	727	0	1	100.30	0.00	3.46

Cumulative		844,831	0	1,338		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		856,370	0	1,350

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	38,227	0	1,071	0	39,298	0	0	0	39,298
2013	34,706	0	972	0	35,678	0	0	0	35,678

Sub-Total	72,933	0	2,043	0	74,976	0	0	0	74,976
Remainder	0	0	0	0	0	0	0	0	0
Total Future	72,933	0	2,043	0	74,976	0	0	0	74,976

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	109	0	0	0	109	39,189	39,189	38,253
2013	99	0	0	0	99	35,580	74,769	32,916

Sub-Total	207	0	0	0	207	74,769		71,169
Remainder	0	0	0	0	0	0	74,769	0
Total Future	207	0	0	0	207	74,769		71,169

Life of evaluation is: 1.08 years.

Final production rate: 300 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 392

HIGH ISLAND BLOCK A-537, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02698 #B-16 (537) (TP-4)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310	0.50954120		0.50954120	100.30		3.46	8.00%	384,977
FINAL	0.60889310	0.50954120		0.50954120	100.30		3.46	10.00%	381,779
REMARKS								15.00%	373,977
								20.00%	366,441
								25.00%	359,159

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	6,976	0	35	3,555	0	14	100.30	0.00	3.46
2013	1	5,705	0	29	2,907	0	12	100.30	0.00	3.46

Sub-Total		12,681	0	63	6,462	0	26	100.30	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		12,681	0	63	6,462	0	26	100.30	0.00	3.46

Cumulative		915,723	0	2,767		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		928,405	0	2,830

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	356,523	0	49,449	0	405,972	0	0	0	405,972
2013	291,569	0	40,440	0	332,010	0	0	0	332,010

Sub-Total	648,092	0	89,889	0	737,982	0	0	0	737,982
Remainder	0	0	0	0	0	0	0	0	0
Total Future	648,092	0	89,889	0	737,982	0	0	0	737,982

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	157,794	0	0	0	157,794	248,178	248,178	242,542
2013	181,960	0	0	0	181,960	150,050	398,227	139,237

Sub-Total	339,754	0	0	0	339,754	398,227		381,779
Remainder	0	0	0	0	0	0	398,227	0
Total Future	339,754	0	0	0	339,754	398,227		381,779

Life of evaluation is: 1.08 years.

Final production rate: 500 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 393

HIGH ISLAND BLOCK A-537, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02698 #B-16 (537) (TP-6)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.60889310							8.00%	0
FINAL	0.60889310							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 19.56%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 1.08 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 394

HIGH ISLAND BLOCK A-537, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P&A EXPENSES- HI 537 (ABAND COSTS)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.60889310							8.00%	-9,892,922
FINAL	0.60889310							10.00%	-9,500,662
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE. VARIOUS WI FOR ABANDONMENT.							15.00%	-8,590,216
								20.00%	-7,771,588
								25.00%	-7,035,165

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	274,002	0	274,002	-274,002	-274,002	-260,666
2013	0	0	0	0	0	0	-274,002	0
2014	0	0	11,367,471	0	11,367,471	-11,367,471	-11,641,473	-9,239,995

Sub-Total	0	0	11,641,473	0	11,641,473	-11,641,473		-9,500,662
Remainder	0	0	0	0	0	0	-11,641,473	0
Total Future	0	0	11,641,473	0	11,641,473	-11,641,473		-9,500,662

Life of evaluation is: 1.08 years.

Final production rate: 10.619 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 395

FIELD SUMMARY								PROVED
HIGH ISLAND BLOCK A-561								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-3,775,674
FINAL								10.00%	-3,704,484
REMARKS								15.00%	-3,534,312
								20.00%	-3,374,632
								25.00%	-3,224,681

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		1,303,014	0	7,102
Ultimate		1,303,014	0	7,102

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	2,119,484	0	2,119,484	-2,119,484	-2,119,484	-2,016,327
2013	0	0	1,960,207	0	1,960,207	-1,960,207	-4,079,691	-1,688,157

Sub-Total	0	0	4,079,691	0	4,079,691	-4,079,691		-3,704,484
Remainder	0	0	0	0	0	0	-4,079,691	0
Total Future	0	0	4,079,691	0	4,079,691	-4,079,691		-3,704,484

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 396

HIGH ISLAND BLOCK A-561, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02712 #A-06ST (L-1B)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.57957800							8.00%	0
FINAL	0.57957800							10.00%	0
REMARKS	NO ECONOMIC RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		598,446	0	477		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 36.41%
Ultimate		598,446	0	477

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 397

HIGH ISLAND BLOCK A-561, TEXAS								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 02712 #A-07ST (B-4/B-3)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.72356000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	NO ECONOMIC RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		27,938	0	41		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 36.41%
Ultimate		27,938	0	41

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 398

HIGH ISLAND BLOCK A-561, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 02712 #A-16 (L-8)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.57957900							8.00%	0
FINAL	0.57957900							10.00%	0
REMARKS	NO ECONOMIC RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		676,629	0	6,584		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 36.41%
Ultimate		676,629	0	6,584

	COMPANY FUTURE GROSS REVENUE (FGR) - $				PRODUCTION TAXES - $				FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 399

HIGH ISLAND BLOCK A-561, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P&A EXPENSES - HI 561 (ABANDONMENT)								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME-$ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.57957900							8.00%	-3,775,674
FINAL	0.57957900							10.00%	-3,704,484
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS. VARIOUS WI FOR ABANDONEMNT.							15.00%	-3,534,312
								20.00%	-3,374,632
								25.00%	-3,224,681

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	0	0	2,119,484	0	2,119,484	-2,119,484	-2,119,484	-2,016,327
2013	0	0	1,960,207	0	1,960,207	-1,960,207	-4,079,691	-1,688,157

Sub-Total	0	0	4,079,691	0	4,079,691	-4,079,691		-3,704,484
Remainder	0	0	0	0	0	0	-4,079,691	0
Total Future	0	0	4,079,691	0	4,079,691	-4,079,691		-3,704,484

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 400

FIELD SUMMARY								PROVED
HIGH ISLAND BLOCK A-571								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	417,309
FINAL								10.00%	513,744
REMARKS								15.00%	710,258
								20.00%	854,595
								25.00%	958,451

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	59,808	0	176	10,384	0	30	100.30	0.00	3.34
2013	1	90,089	0	189	15,641	0	33	100.30	0.00	3.34
2014	1	67,580	0	142	11,733	0	25	100.30	0.00	3.34
2015	1	50,695	0	106	8,802	0	18	100.30	0.00	3.34
2016	1	3,671	0	8	637	0	1	100.30	0.00	3.34
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		271,844	0	621	47,198	0	107	100.30	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		271,844	0	621	47,198	0	107	100.30	0.00	3.34

Cumulative		1,925,018	0	52,632
Ultimate		2,196,862	0	53,254

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,041,468	0	101,627	0	1,143,096	0	0	0	1,143,096
2013	1,568,775	0	109,333	0	1,678,108	0	0	0	1,678,108
2014	1,176,813	0	82,016	0	1,258,829	0	0	0	1,258,829
2015	882,784	0	61,524	0	944,308	0	0	0	944,308
2016	63,931	0	4,456	0	68,386	0	0	0	68,386
2017	0	0	0	0	0	0	0	0	0

Sub-Total	4,733,771	0	358,955	0	5,092,726	0	0	0	5,092,726
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,733,771	0	358,955	0	5,092,726	0	0	0	5,092,726

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@10.00%
2012	464,757	0	0	0	464,757	678,339	678,339	662,383
2013	806,166	0	0	0	806,166	871,942	1,550,281	792,695
2014	803,392	0	0	0	803,392	455,437	2,005,718	375,491
2015	801,311	0	0	0	801,311	142,996	2,148,714	107,596
2016	66,708	0	0	0	66,708	1,679	2,150,393	1,179
2017	0	0	2,250,180	0	2,250,180	-2,250,180	-99,787	-1,425,600

Sub-Total	2,942,334	0	2,250,180	0	5,192,514	-99,787		513,744
Remainder	0	0	0	0	0	0	-99,787	0
Total Future	2,942,334	0	2,250,180	0	5,192,514	-99,787		513,744

Life of summary is: 3.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 401

HIGH ISLAND BLOCK A-571, TEXAS								GAS LEASE
BLACK ELK ENERGY OFFSHORE - OPERATOR								PROVED
OCS G02391 #A-11 (P1 S7)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.20835000	0.17362000		0.17362000	100.30		3.34	8.00%	34,638
FINAL	0.20835000	0.17362000		0.17362000	100.30		3.34	10.00%	34,510
REMARKS								15.00%	34,195
								20.00%	33,885
								25.00%	33,581

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	3,340	0	51	580	0	9	100.30	0.00	3.34
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		3,340	0	51	580	0	9	100.30	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,340	0	51	580	0	9	100.30	0.00	3.34

Cumulative		1,134,560	0	25,053		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		1,137,901	0	25,104

	COMPANY FUTURE GROSS REVENUE (FGR) - $				PRODUCTION TAXES - $				FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	58,167	0	29,699	0	87,866	0	0	0	87,866
2013	0	0	0	0	0	0	0	0	0

Sub-Total	58,167	0	29,699	0	87,866	0	0	0	87,866
Remainder	0	0	0	0	0	0	0	0	0
Total Future	58,167	0	29,699	0	87,866	0	0	0	87,866

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	52,707	0	0	0	52,707	35,158	35,158	34,510
2013	0	0	0	0	0	0	35,158	0

Sub-Total	52,707	0	0	0	52,707	35,158		34,510
Remainder	0	0	0	0	0	0	35,158	0
Total Future	52,707	0	0	0	52,707	35,158		34,510

Life of evaluation is: 0.50 years.

Final production rate: 6.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 402

HIGH ISLAND BLOCK A-571, TEXAS								OIL LEASE
BLACK ELK ENERGY OFFSHORE - OPERATOR								PROVED
OCS G02391 #A-16ST2 (P-1 SAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.20835000	0.17362000		0.17362000	100.30		3.34	8.00%	4,111,903
FINAL	0.20835000	0.17362000		0.17362000	100.30		3.34	10.00%	4,000,830
REMARKS								15.00%	3,742,976
								20.00%	3,510,698
								25.00%	3,300,952

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	56,232	0	118	9,763	0	20	100.30	0.00	3.34
2013	1	90,089	0	189	15,641	0	33	100.30	0.00	3.34
2014	1	67,580	0	142	11,733	0	25	100.30	0.00	3.34
2015	1	50,695	0	106	8,802	0	18	100.30	0.00	3.34
2016	1	3,671	0	8	637	0	1	100.30	0.00	3.34

Sub-Total		268,268	0	563	46,577	0	97	100.30	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		268,268	0	563	46,577	0	97	100.30	0.00	3.34

Cumulative		649,831	0	9,348		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		918,099	0	9,912

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	979,191	0	68,243	0	1,047,434	0	0	0	1,047,434
2013	1,568,775	0	109,333	0	1,678,108	0	0	0	1,678,108
2014	1,176,813	0	82,016	0	1,258,829	0	0	0	1,258,829
2015	882,784	0	61,524	0	944,308	0	0	0	944,308
2016	63,931	0	4,456	0	68,386	0	0	0	68,386

Sub-Total	4,671,494	0	325,571	0	4,997,065	0	0	0	4,997,065
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,671,494	0	325,571	0	4,997,065	0	0	0	4,997,065

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @10.00%
						Annual	Cumulative
2012	56,621	0	0	0	56,621	990,813	990,813	966,877
2013	110,485	0	0	0	110,485	1,567,623	2,558,435	1,422,563
2014	107,711	0	0	0	107,711	1,151,117	3,709,553	945,695
2015	105,631	0	0	0	105,631	838,677	4,548,230	623,787
2016	8,734	0	0	0	8,734	59,652	4,607,882	41,907

Sub-Total	389,183	0	0	0	389,183	4,607,882		4,000,830
Remainder	0	0	0	0	0	0	4,607,882	0
Total Future	389,183	0	0	0	389,183	4,607,882		4,000,830

Life of evaluation is: 3.59 years.

Final production rate: 2,750 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 403

HIGH ISLAND BLOCK A-571, TEXAS								GAS LEASE
BLACK ELK ENERGY OFFSHORE - OPERATOR								PROVED
OCS G02391 #A-17 (P-1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.20835000	0.17362000		0.17362000	100.30		3.34	8.00%	207
FINAL	0.20835000	0.17362000		0.17362000	100.30		3.34	10.00%	207
REMARKS								15.00%	207
								20.00%	206
								25.00%	206

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	236	0	6	41	0	1	100.30	0.00	3.34

Sub-Total		236	0	6	41	0	1	100.30	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		236	0	6	41	0	1	100.30	0.00	3.34

Cumulative		140,626	0	18,231		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.46%
Ultimate		140,862	0	18,237

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	4,110	0	3,686	0	7,796	0	0	0	7,796

Sub-Total	4,110	0	3,686	0	7,796	0	0	0	7,796
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,110	0	3,686	0	7,796	0	0	0	7,796

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	7,588	0	0	0	7,588	208	208	207

Sub-Total	7,588	0	0	0	7,588	208		207
Remainder	0	0	0	0	0	0	208	0
Total Future	7,588	0	0	0	7,588	208		207

Life of evaluation is: 0.07 years.

Final production rate: 7.261 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 404

HIGH ISLAND BLOCK A-571, TEXAS								GAS LEASE
W & T OFFSHORE INCORPORATED - OPERATOR								PROVED
P/F EXPENSES HI571 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.20835000							8.00%	-3,729,439
FINAL	0.20835000							10.00%	-3,521,803
REMARKS								15.00%	-3,067,119
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING FIELD LIFE.							20.00%	-2,690,194
								25.00%	-2,376,288

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	347,840	0	0	0	347,840	-347,840	-347,840	-339,212
2013	695,681	0	0	0	695,681	-695,681	-1,043,521	-629,869
2014	695,681	0	0	0	695,681	-695,681	-1,739,202	-570,204
2015	695,681	0	0	0	695,681	-695,681	-2,434,882	-516,191
2016	57,973	0	0	0	57,973	-57,973	-2,492,856	-40,727
2017	0	0	2,250,180	0	2,250,180	-2,250,180	-4,743,036	-1,425,600

Sub-Total	2,492,856	0	2,250,180	0	4,743,036	-4,743,036		-3,521,803
Remainder	0	0	0	0	0	0	-4,743,036	0
Total Future	2,492,856	0	2,250,180	0	4,743,036	-4,743,036		-3,521,803

Life of evaluation is: 3.59 years.

Final production rate: 4.613 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 405

FIELD SUMMARY
LAC BLANC (LONG POINT)								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	15,578,571
FINAL								10.00%	15,298,910
REMARKS								15.00%	14,633,895
								20.00%	14,014,761
								25.00%	13,438,030

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	80,702	150,278	3,075	21,586	36,177	727	111.61	52.81	3.32
2013	2	120,976	225,194	4,608	32,359	54,212	1,089	111.61	52.81	3.32
2014	1	46,917	95,542	1,955	12,549	23,000	462	111.61	52.81	3.32
2015	1	24,917	50,742	1,038	6,665	12,215	245	111.61	52.81	3.32
2016	1	934	1,902	39	250	458	9	111.61	52.81	3.32
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		274,446	523,659	10,714	73,409	126,062	2,532	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		274,446	523,659	10,714	73,409	126,062	2,532	111.61	52.81	3.32

Cumulative		1,626,436	372,308	69,914
Ultimate		1,900,882	895,967	80,629

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,409,242	1,910,643	2,411,363	0	6,731,248	301,155	14,167	107,555	6,308,371
2013	3,611,572	2,863,128	3,613,464	0	10,088,163	451,446	21,229	161,173	9,454,315
2014	1,400,633	1,214,721	1,533,061	0	4,148,414	175,079	9,007	68,380	3,895,948
2015	743,871	645,134	814,203	0	2,203,207	92,984	4,784	36,316	2,069,124
2016	27,887	24,185	30,524	0	82,596	3,486	179	1,361	77,569
2017	0	0	0	0	0	0	0	0	0

Sub-Total	8,193,204	6,657,810	8,402,614	0	23,253,629	1,024,151	49,366	374,785	21,805,327
Remainder	0	0	0	0	0	0	0	0	0
Total Future	8,193,204	6,657,810	8,402,614	0	23,253,629	1,024,151	49,366	374,785	21,805,327

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	720,549	18,968	0	0	739,517	5,568,854	5,568,854	5,435,402
2013	1,221,290	28,427	0	0	1,249,716	8,204,599	13,773,452	7,451,354
2014	754,413	11,715	1,125,000	0	1,891,128	2,004,821	15,778,273	1,611,388
2015	625,704	6,222	0	0	631,926	1,437,198	17,215,471	1,073,450
2016	42,868	233	0	0	43,102	34,468	17,249,938	24,292
2017	0	0	468,750	0	468,750	-468,750	16,781,188	-296,976

Sub-Total	3,364,825	65,564	1,593,750	0	5,024,139	16,781,188		15,298,910
Remainder	0	0	0	0	0	0	16,781,188	0
Total Future	3,364,825	65,564	1,593,750	0	5,024,139	16,781,188		15,298,910

Life of summary is: 3.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 406

FIELD SUMMARY
LAC BLANC (LONG POINT)								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	12,806,609
FINAL								10.00%	12,658,197
REMARKS								15.00%	12,293,839
								20.00%	11,939,965
								25.00%	11,597,388

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	80,702	150,278	3,075	21,586	36,177	727	111.61	52.81	3.32
2013	2	120,976	225,194	4,608	32,359	54,212	1,089	111.61	52.81	3.32
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		201,678	375,473	7,682	53,945	90,389	1,816	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		201,678	375,473	7,682	53,945	90,389	1,816	111.61	52.81	3.32

Cumulative		1,626,436	372,308	69,914
Ultimate		1,828,114	747,781	77,597

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	2,409,242	1,910,643	2,411,363	0	6,731,248	301,155	14,167	107,555	6,308,371
2013	3,611,572	2,863,128	3,613,464	0	10,088,163	451,446	21,229	161,173	9,454,315
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	6,020,814	4,773,771	6,024,827	0	16,819,411	752,602	35,396	268,728	15,762,685
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,020,814	4,773,771	6,024,827	0	16,819,411	752,602	35,396	268,728	15,762,685

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	720,549	18,968	0	0	739,517	5,568,854	5,568,854	5,435,402
2013	1,221,290	28,427	0	0	1,249,716	8,204,599	13,773,452	7,451,354
2014	0	0	0	0	0	0	13,773,452	0
2015	0	0	0	0	0	0	13,773,452	0
2016	0	0	0	0	0	0	13,773,452	0
2017	0	0	360,760	0	360,760	-360,760	13,412,692	-228,559

Sub-Total	1,941,839	47,394	360,760	0	2,349,993	13,412,692		12,658,197
Remainder	0	0	0	0	0	0	13,412,692	0
Total Future	1,941,839	47,394	360,760	0	2,349,993	13,412,692		12,658,197

Life of summary is: 1.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 407

FIELD SUMMARY
LAC BLANC (LONG POINT)								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	2,771,962
FINAL								10.00%	2,640,713
REMARKS								15.00%	2,340,056
								20.00%	2,074,797
								25.00%	1,840,641

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	46,917	95,542	1,955	12,549	23,000	462	111.61	52.81	3.32
2015	1	24,917	50,742	1,038	6,665	12,215	245	111.61	52.81	3.32
2016	1	934	1,902	39	250	458	9	111.61	52.81	3.32
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		72,768	148,186	3,032	19,464	35,673	717	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		72,768	148,186	3,032	19,464	35,673	717	111.61	52.81	3.32

Cumulative		0	0	0
Ultimate		72,768	148,186	3,032

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	1,400,633	1,214,721	1,533,061	0	4,148,414	175,079	9,007	68,380	3,895,948
2015	743,871	645,134	814,203	0	2,203,207	92,984	4,784	36,316	2,069,124
2016	27,887	24,185	30,524	0	82,596	3,486	179	1,361	77,569
2017	0	0	0	0	0	0	0	0	0

Sub-Total	2,172,390	1,884,040	2,377,787	0	6,434,217	271,549	13,970	106,057	6,042,641
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,172,390	1,884,040	2,377,787	0	6,434,217	271,549	13,970	106,057	6,042,641

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	754,413	11,715	1,125,000	0	1,891,128	2,004,821	2,004,821	1,611,388
2015	625,704	6,222	0	0	631,926	1,437,198	3,442,019	1,073,450
2016	42,868	233	0	0	43,102	34,468	3,476,486	24,292
2017	0	0	107,990	0	107,990	-107,990	3,368,496	-68,417

Sub-Total	1,422,985	18,170	1,232,990	0	2,674,145	3,368,496		2,640,713
Remainder	0	0	0	0	0	0	3,368,496	0
Total Future	1,422,985	18,170	1,232,990	0	2,674,145	3,368,496		2,640,713

Life of summary is: 3.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 408

FIELD SUMMARY
LAC BLANC (LONG POINT)								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	385,445
FINAL								10.00%	362,511
REMARKS								15.00%	311,315
								20.00%	267,770
								25.00%	230,680

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	1,278	2,603	53	342	627	13	111.61	52.81	3.32
2015	0	2,254	4,591	94	603	1,105	22	111.61	52.81	3.32
2016	1	4,051	8,250	169	1,084	1,986	40	111.61	52.81	3.32

Sub-Total		7,584	15,444	316	2,029	3,718	75	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		7,584	15,444	316	2,029	3,718	75	111.61	52.81	3.32

Cumulative		0	0	0
Ultimate		7,584	15,444	316

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	38,161	33,096	41,769	0	113,025	4,770	245	1,863	106,147
2015	67,298	58,365	73,661	0	199,324	8,412	433	3,286	187,193
2016	120,951	104,897	132,387	0	358,235	15,119	778	5,905	336,434

Sub-Total	226,410	196,358	247,817	0	670,585	28,301	1,456	11,053	629,774
Remainder	0	0	0	0	0	0	0	0	0
Total Future	226,410	196,358	247,817	0	670,585	28,301	1,456	11,053	629,774

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	7,479	319	0	0	7,798	98,349	98,349	79,540
2015	13,189	563	0	0	13,752	173,442	271,791	128,581
2016	113,340	1,012	0	0	114,351	222,083	493,874	154,390

Sub-Total	134,007	1,894	0	0	135,900	493,874		362,511
Remainder	0	0	0	0	0	0	493,874	0
Total Future	134,007	1,894	0	0	135,900	493,874		362,511

Life of summary is: 3.77 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 409

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROVED
SL 18090 #1 (18700’ FB1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	8.00%	6,743,975
FINAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	10.00%	6,656,947
REMARKS								15.00%	6,446,868
								20.00%	6,246,984
								25.00%	6,056,698

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	40,601	76,321	1,562	10,860	18,373	369	111.61	52.81	3.32
2013	1	58,601	110,157	2,254	15,675	26,518	533	111.61	52.81	3.32

Sub-Total		99,202	186,478	3,815	26,535	44,891	902	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		99,202	186,478	3,815	26,535	44,891	902	111.61	52.81	3.32

Cumulative		919,668	64,290	40,793		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.64%
Ultimate		1,018,870	250,768	44,609

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,212,094	970,345	1,224,642	0	3,407,081	151,512	7,195	54,623	3,193,752
2013	1,749,462	1,400,537	1,767,574	0	4,917,574	218,683	10,385	78,840	4,609,666

Sub-Total	2,961,556	2,370,882	2,992,217	0	8,324,655	370,195	17,580	133,463	7,803,418
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,961,556	2,370,882	2,992,217	0	8,324,655	370,195	17,580	133,463	7,803,418

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	264,464	9,603	0	0	274,067	2,919,685	2,919,685	2,849,932
2013	405,195	13,860	0	0	419,056	4,190,611	7,110,295	3,807,015

Sub-Total	669,660	23,463	0	0	693,123	7,110,295		6,656,947
Remainder	0	0	0	0	0	0	7,110,295	0
Total Future	669,660	23,463	0	0	693,123	7,110,295		6,656,947

Life of evaluation is: 1.50 years.

Final production rate: 150.391 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 410

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROVED
SL 18090 #2 (18700’ FB2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	8.00%	6,872,070
FINAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	10.00%	6,780,809
REMARKS								15.00%	6,560,622
								20.00%	6,351,270
								25.00%	6,152,112

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	40,101	73,958	1,513	10,726	17,804	358	111.61	52.81	3.32
2013	1	62,375	115,038	2,354	16,684	27,693	556	111.61	52.81	3.32

Sub-Total		102,475	188,995	3,867	27,410	45,497	914	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		102,475	188,995	3,867	27,410	45,497	914	111.61	52.81	3.32

Cumulative		706,768	308,018	29,121		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.64%
Ultimate		809,243	497,014	32,988

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,197,148	940,298	1,186,720	0	3,324,167	149,644	6,972	52,932	3,114,619
2013	1,862,110	1,462,590	1,845,890	0	5,170,590	232,764	10,845	82,333	4,844,648

Sub-Total	3,059,258	2,402,888	3,032,610	0	8,494,756	382,407	17,817	135,265	7,959,268
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,059,258	2,402,888	3,032,610	0	8,494,756	382,407	17,817	135,265	7,959,268

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	258,310	9,365	0	0	267,675	2,846,944	2,846,944	2,778,339
2013	420,544	14,566	0	0	435,111	4,409,538	7,256,482	4,002,470

Sub-Total	678,855	23,931	0	0	702,786	7,256,482		6,780,809
Remainder	0	0	0	0	0	0	7,256,482	0
Total Future	678,855	23,931	0	0	702,786	7,256,482		6,780,809

Life of evaluation is: 1.50 years.

Final production rate: 165.864 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 411

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROVED
SL 18090 #2 (18100’ FB2)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	8.00%	3,520,501
FINAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	10.00%	3,349,989
REMARKS	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS.							15.00%	2,960,932
								20.00%	2,619,487
								25.00%	2,319,510

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	46,917	95,542	1,955	12,549	23,000	462	111.61	52.81	3.32
2015	1	24,917	50,742	1,038	6,665	12,215	245	111.61	52.81	3.32
2016	1	934	1,902	39	250	458	9	111.61	52.81	3.32

Sub-Total		72,768	148,186	3,032	19,464	35,673	717	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		72,768	148,186	3,032	19,464	35,673	717	111.61	52.81	3.32

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.64%
Ultimate		72,768	148,186	3,032

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	1,400,633	1,214,721	1,533,061	0	4,148,414	175,079	9,007	68,380	3,895,948
2015	743,871	645,134	814,203	0	2,203,207	92,984	4,784	36,316	2,069,124
2016	27,887	24,185	30,524	0	82,596	3,486	179	1,361	77,569

Sub-Total	2,172,390	1,884,040	2,377,787	0	6,434,217	271,549	13,970	106,057	6,042,641
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,172,390	1,884,040	2,377,787	0	6,434,217	271,549	13,970	106,057	6,042,641

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	358,863	11,715	1,125,000	0	1,495,578	2,400,371	2,400,371	1,935,595
2015	230,154	6,222	0	0	236,376	1,832,748	4,233,119	1,366,946
2016	9,906	233	0	0	10,139	67,430	4,300,549	47,449

Sub-Total	598,923	18,170	1,125,000	1,742,093	0	4,300,549		3,349,989
Remainder	0	0	0	0	0	0	4,300,549	0
Total Future	598,923	18,170	1,125,000	1,742,093	0	4,300,549		3,349,989

Life of evaluation is: 3.56 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 412

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROBABLE
SL 18090 #2 (18100’ FB2)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	8.00%	439,101
FINAL	0.37500000	0.26748186	0.26748186	0.26748186	111.61	52.81	3.32	10.00%	412,392
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	352,899
								20.00%	302,465
								25.00%	259,648

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	1,278	2,603	53	342	627	13	111.61	52.81	3.32
2015	0	2,254	4,591	94	603	1,105	22	111.61	52.81	3.32
2016	1	4,051	8,250	169	1,084	1,986	40	111.61	52.81	3.32

Sub-Total		7,584	15,444	316	2,029	3,718	75	111.61	52.81	3.32
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		7,584	15,444	316	2,029	3,718	75	111.61	52.81	3.32

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.64%
Ultimate		7,584	15,444	316

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	38,161	33,096	41,769	0	113,025	4,770	245	1,863	106,147
2015	67,298	58,365	73,661	0	199,324	8,412	433	3,286	187,193
2016	120,951	104,897	132,387	0	358,235	15,119	778	5,905	336,434

Sub-Total	226,410	196,358	247,817	0	670,585	28,301	1,456	11,053	629,774
Remainder	0	0	0	0	0	0	0	0	0
Total Future	226,410	196,358	247,817	0	670,585	28,301	1,456	11,053	629,774

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	7,479	319	0	0	7,798	98,349	98,349	79,540
2015	13,189	563	0	0	13,752	173,442	271,791	128,581
2016	41,410	1,012	0	0	42,422	294,012	565,803	204,271

Sub-Total	62,077	1,894	0	0	63,971	565,803		412,392
Remainder	0	0	0	0	0	0	565,803	0
Total Future	62,077	1,894	0	0	63,971	565,803		412,392

Life of evaluation is: 3.77 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 413

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES LONG POINT								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000							8.00%	-809,435
FINAL	0.37500000							10.00%	-779,559
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-713,651
								20.00%	-658,290
								25.00%	-611,422

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	197,775	0	0	0	197,775	-197,775	-197,775	-192,869
2013	395,550	0	0	0	395,550	-395,550	-593,325	-358,131
2014	0	0	0	0	0	0	-593,325	0
2015	0	0	0	0	0	0	-593,325	0
2016	0	0	0	0	0	0	-593,325	0
2017	0	0	360,760	0	360,760	-360,760	-954,085	-228,559

Sub-Total	593,325	0	360,760	0	954,085	-954,085		-779,559
Remainder	0	0	0	0	0	0	-954,085	0
Total Future	593,325	0	360,760	0	954,085	-954,085		-779,559

Life of evaluation is: 1.50 years.

Final production rate: 327.308 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 414

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES LONG POINT								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000							8.00%	-748,539
FINAL	0.37500000							10.00%	-709,276
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-620,876
								20.00%	-544,691
								25.00%	-478,869

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	395,550	0	0	0	395,550	-395,550	-395,550	-324,206
2015	395,550	0	0	0	395,550	-395,550	-791,100	-293,496
2016	32,963	0	0	0	32,963	-32,963	-824,063	-23,157
2017	0	0	107,990	0	107,990	-107,990	-932,052	-68,417

Sub-Total	824,063	0	107,990	0	932,052	-932,052		-709,276
Remainder	0	0	0	0	0	0	-932,052	0
Total Future	824,063	0	107,990	0	932,052	-932,052		-709,276

Life of evaluation is: 3.59 years.

Final production rate: 38.922 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 415

LAC BLANC (LONG POINT), VERMILION PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
P/F EXPENSES LONG POINT								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000							8.00%	-53,656
FINAL	0.37500000							10.00%	-49,880
REMARKS								15.00%	-41,585
								20.00%	-34,695
								25.00%	-28,969

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	71,929	0	0	0	71,929	-71,929	-71,929	-49,880

Sub-Total	71,929	0	0	0	71,929	-71,929		-49,880
Remainder	0	0	0	0	0	0	-71,929	0
Total Future	71,929	0	0	0	71,929	-71,929		-49,880

Life of evaluation is: 3.77 years.

Final production rate: 12.917 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 416

FIELD SUMMARY
LAKE LERY WEST								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-259,710
FINAL								10.00%	-254,608
REMARKS								15.00%	-242,324
								20.00%	-230,679
								25.00%	-219,638

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		49,044	0	16,292
Ultimate		49,044	0	16,292

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	281,250	0	281,250	-281,250	-281,250	-254,608

Sub-Total	0	0	281,250	0	281,250	-281,250		-254,608
Remainder	0	0	0	0	0	0	-281,250	0
Total Future	0	0	281,250	0	281,250	-281,250		-254,608

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 417

LAKE LERY WEST, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
MANTI OPERATING COMPANY - OPERATOR								PROVED
DELACROIX 48 #1 (SAINT) (CIB OP)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000							8.00%	0
FINAL	0.37500000							10.00%	0
REMARKS	PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		24,463	0	9,037
Ultimate		24,463	0	9,037

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0
Life of evaluation is: 0.00 years.

Final production rate: 0.652 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 418

LAKE LERY WEST, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
MANTI OPERATING COMPANY - OPERATOR								PROVED
EVANS #1 (SAINT) (CIB O)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000							8.00%	0
FINAL	0.37500000							10.00%	0
REMARKS	PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		24,581	0	7,255
Ultimate		24,581	0	7,255

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 419

LAKE LERY WEST, PLAQUEMINES PARISH, LOUISIANA								GAS LEASE
MANTI OPERATING COMPANY - OPERATOR								PROVED
LAKE LERY WEST ABAN COSTS								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.37500000							8.00%	-259,710
FINAL	0.37500000							10.00%	-254,608
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-242,324
								20.00%	-230,679
								25.00%	-219,638

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond (Barrels)	Plant Products . (Barrels)	Sales Gas (MMcf)	Oil/Cond ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0.00	0.00	0.00	0.00
Remainder		0	0	0	0	0	0.00	0.00	0.00	0.00
Total Future		0	0	0	0	0	0.00	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	281,250	0	281,250	-281,250	-281,250	-254,608

Sub-Total	0	0	281,250	0	281,250	-281,250		-254,608
Remainder	0	0	0	0	0	0	-281,250	0
Total Future	0	0	281,250	0	281,250	-281,250		-254,608

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 420

FIELD SUMMARY
MAIN PASS BLOCK 138								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	58,754,298
FINAL								10.00%	57,001,259
REMARKS								15.00%	52,893,303
								20.00%	49,162,011
								25.00%	45,781,663

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	4	138,961	0	133	106,759	0	102	111.38	0.00	3.36
2013	4	252,465	0	237	193,960	0	182	111.38	0.00	3.36
2014	4	274,340	0	420	210,766	0	323	111.38	0.00	3.36
2015	3	133,405	0	885	102,491	0	680	111.38	0.00	3.36
2016	3	58,254	0	828	44,755	0	636	111.38	0.00	3.36
2017	3	17,105	0	931	13,141	0	715	111.38	0.00	3.36
2018	3	3,033	0	963	2,330	0	739	111.38	0.00	3.36
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		877,563	0	4,397	674,202	0	3,378	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		877,563	0	4,397	674,202	0	3,378	111.38	0.00	3.36

Cumulative		900,275	0	803
Ultimate		1,777,837	0	5,200

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	11,891,128	0	343,205	0	12,234,333	0	0	0	12,234,333
2013	21,603,864	0	612,000	0	22,215,864	0	0	0	22,215,864
2014	23,475,737	0	1,084,959	0	24,560,696	0	0	0	24,560,696
2015	11,415,723	0	2,283,308	0	13,699,031	0	0	0	13,699,031
2016	4,984,922	0	2,137,387	0	7,122,310	0	0	0	7,122,310
2017	1,463,736	0	2,403,272	0	3,867,008	0	0	0	3,867,008
2018	259,534	0	2,484,519	0	2,744,052	0	0	0	2,744,052
2019	0	0	0	0	0	0	0	0	0

Sub-Total	75,094,645	0	11,348,651	0	86,443,295	0	0	0	86,443,295
Remainder	0	0	0	0	0	0	0	0	0
Total Future	75,094,645	0	11,348,651	0	86,443,295	0	0	0	86,443,295

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	1,185,315	0	1,104,000	0	2,289,315	9,945,018	9,945,018	9,728,364
2013	2,370,630	0	0	0	2,370,630	19,845,234	29,790,252	17,986,109
2014	2,289,804	0	414,000	0	2,703,804	21,856,892	51,647,144	17,933,629
2015	2,177,695	0	0	0	2,177,695	11,521,336	63,168,481	8,605,477
2016	2,177,695	0	0	0	2,177,695	4,944,614	68,113,095	3,343,180
2017	2,162,575	0	414,000	0	2,576,575	1,290,434	69,403,528	796,028
2018	1,742,539	0	230,000	0	1,972,539	771,513	70,175,042	425,945
2019	0	0	3,772,000	0	3,772,000	-3,772,000	66,403,042	-1,817,473

Sub-Total	14,106,253	0	5,934,000	0	20,040,253	66,403,042		57,001,259
Remainder	0	0	0	0	0	0	66,403,042	0
Total Future	14,106,253	0	5,934,000	0	20,040,253	66,403,042		57,001,259

Life of summary is: 6.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 421

FIELD SUMMARY
MAIN PASS BLOCK 138								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	42,446,528
FINAL								10.00%	41,521,020
REMARKS								15.00%	39,296,409
								20.00%	37,209,377
								25.00%	35,264,192

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	4	138,961	0	133	106,759	0	102	111.38	0.00	3.36
2013	4	252,465	0	237	193,960	0	182	111.38	0.00	3.36
2014	4	147,419	0	135	113,257	0	104	111.38	0.00	3.36
2015	1	64,198	0	58	49,321	0	44	111.38	0.00	3.36
2016	1	30,732	0	28	23,611	0	21	111.38	0.00	3.36
2017	1	11,776	0	11	9,047	0	8	111.38	0.00	3.36
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		645,551	0	601	495,955	0	462	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		645,551	0	601	495,955	0	462	111.38	0.00	3.36

Cumulative		896,093	0	496
Ultimate		1,541,644	0	1,097

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	11,891,128	0	343,205	0	12,234,333	0	0	0	12,234,333
2013	21,603,864	0	612,000	0	22,215,864	0	0	0	22,215,864
2014	12,614,945	0	349,247	0	12,964,192	0	0	0	12,964,192
2015	5,493,576	0	149,073	0	5,642,649	0	0	0	5,642,649
2016	2,629,818	0	71,362	0	2,701,181	0	0	0	2,701,181
2017	1,007,659	0	27,344	0	1,035,003	0	0	0	1,035,003
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	55,240,991	0	1,552,231	0	56,793,221	0	0	0	56,793,221
Remainder	0	0	0	0	0	0	0	0	0
Total Future	55,240,991	0	1,552,231	0	56,793,221	0	0	0	56,793,221

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	1,185,315	0	740,842	0	1,926,157	10,308,177	10,308,177	10,073,847
2013	2,370,630	0	0	0	2,370,630	19,845,234	30,153,410	17,986,109
2014	1,368,613	0	0	0	1,368,613	11,595,579	41,748,989	9,569,070
2015	856,081	0	0	0	856,081	4,786,567	46,535,557	3,575,837
2016	800,928	0	0	0	800,928	1,900,253	48,435,810	1,286,356
2017	633,310	0	0	0	633,310	401,693	48,837,502	249,419
2018	0	0	0	0	0	0	48,837,502	0
2019	0	0	2,531,209	0	2,531,209	-2,531,209	46,306,294	-1,219,619

Sub-Total	7,214,877	0	3,272,050	0	10,486,928	46,306,294		41,521,020
Remainder	0	0	0	0	0	0	46,306,294	0
Total Future	7,214,877	0	3,272,050	0	10,486,928	46,306,294		41,521,020

Life of summary is: 5.25 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 422

FIELD SUMMARY
MAIN PASS BLOCK 138								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	16,307,770
FINAL								10.00%	15,480,239
REMARKS								15.00%	13,596,895
								20.00%	11,952,634
								25.00%	10,517,470

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	2	126,920	0	285	97,509	0	219	111.38	0.00	3.36
2015	2	69,207	0	827	53,169	0	635	111.38	0.00	3.36
2016	2	27,522	0	800	21,144	0	615	111.38	0.00	3.36
2017	3	5,330	0	920	4,095	0	707	111.38	0.00	3.36
2018	3	3,033	0	963	2,330	0	739	111.38	0.00	3.36
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		232,012	0	3,795	178,247	0	2,916	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		232,012	0	3,795	178,247	0	2,916	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		232,012	0	3,795

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	10,860,792	0	735,713	0	11,596,505	0	0	0	11,596,505
2015	5,922,147	0	2,134,235	0	8,056,383	0	0	0	8,056,383
2016	2,355,104	0	2,066,025	0	4,421,129	0	0	0	4,421,129
2017	456,077	0	2,375,928	0	2,832,006	0	0	0	2,832,006
2018	259,534	0	2,484,519	0	2,744,052	0	0	0	2,744,052
2019	0	0	0	0	0	0	0	0	0

Sub-Total	19,853,654	0	9,796,420	0	29,650,074	0	0	0	29,650,074
Remainder	0	0	0	0	0	0	0	0	0
Total Future	19,853,654	0	9,796,420	0	29,650,074	0	0	0	29,650,074

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	363,158	0	363,158	-363,158	-363,158	-345,483
2013	0	0	0	0	0	0	-363,158	0
2014	921,191	0	414,000	0	1,335,191	10,261,313	9,898,155	8,364,559
2015	1,321,614	0	0	0	1,321,614	6,734,769	16,632,924	5,029,640
2016	1,376,767	0	0	0	1,376,767	3,044,361	19,677,285	2,056,825
2017	1,529,265	0	414,000	0	1,943,265	888,741	20,566,026	546,608
2018	1,742,539	0	230,000	0	1,972,539	771,513	21,337,539	425,945
2019	0	0	1,240,791	0	1,240,791	-1,240,791	20,096,748	-597,854

Sub-Total	6,891,376	0	2,661,950	0	9,553,326	20,096,748		15,480,239
Remainder	0	0	0	0	0	0	20,096,748	0
Total Future	6,891,376	0	2,661,950	0	9,553,326	20,096,748		15,480,239

Life of summary is: 6.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 423

FIELD SUMMARY
MAIN PASS BLOCK 138								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		4,181	0	308
Ultimate		4,181	0	308

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 424

FIELD SUMMARY
MAIN PASS BLOCK 138								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	2,268,610
FINAL								10.00%	2,142,494
REMARKS								15.00%	1,868,243
								20.00%	1,642,408
								25.00%	1,454,796

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	1,068	0	1	820	0	1	111.38	0.00	3.36
2013	0	5,542	0	7	4,257	0	5	111.38	0.00	3.36
2014	1	10,985	0	14	8,440	0	11	111.38	0.00	3.36
2015	1	6,939	0	9	5,331	0	7	111.38	0.00	3.36
2016	0	270	0	0	208	0	0	111.38	0.00	0.00
2017	0	442	0	158	340	0	121	111.38	0.00	3.36
2018	1	145	0	235	111	0	180	111.38	0.00	3.36

Sub-Total		25,391	0	424	19,507	0	326	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		25,391	0	424	19,507	0	326	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		25,391	0	424

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	91,360	0	3,550	0	94,910	0	0	0	94,910
2013	474,198	0	18,426	0	492,624	0	0	0	492,624
2014	940,029	0	36,498	0	976,527	0	0	0	976,527
2015	593,796	0	22,658	0	616,453	0	0	0	616,453
2016	23,117	0	0	0	23,117	0	0	0	23,117
2017	37,851	0	406,681	0	444,533	0	0	0	444,533
2018	12,381	0	606,197	0	618,578	0	0	0	618,578

Sub-Total	2,172,732	0	1,094,010	0	3,266,742	0	0	0	3,266,742
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,172,732	0	1,094,010	0	3,266,742	0	0	0	3,266,742

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	94,910	94,910	91,883
2013	0	0	0	0	0	492,624	587,534	444,225
2014	164,180	0	0	0	164,180	812,348	1,399,881	665,775
2015	151,537	0	0	0	151,537	464,916	1,864,798	349,093
2016	0	0	0	0	0	23,117	1,887,915	15,454
2017	0	0	0	0	0	444,533	2,332,447	264,465
2018	57,261	0	0	0	57,261	561,317	2,893,764	311,600

Sub-Total	372,978	0	0	0	372,978	2,893,764		2,142,494
Remainder	0	0	0	0	0	0	2,893,764	0
Total Future	372,978	0	0	0	372,978	2,893,764		2,142,494

Life of summary is: 6.34 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 425

FIELD SUMMARY
MAIN PASS BLOCK 138								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,599,206
FINAL								10.00%	1,542,515
REMARKS								15.00%	1,411,326
								20.00%	1,293,772
								25.00%	1,188,263

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	1,068	0	1	820	0	1	111.38	0.00	3.36
2013	0	5,542	0	7	4,257	0	5	111.38	0.00	3.36
2014	1	10,976	0	14	8,433	0	11	111.38	0.00	3.36
2015	1	6,814	0	9	5,235	0	7	111.38	0.00	3.36

Sub-Total		24,400	0	31	18,745	0	24	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,400	0	31	18,745	0	24	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		24,400	0	31

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	91,360	0	3,550	0	94,910	0	0	0	94,910
2013	474,198	0	18,426	0	492,624	0	0	0	492,624
2014	939,276	0	36,498	0	975,774	0	0	0	975,774
2015	583,088	0	22,658	0	605,746	0	0	0	605,746

Sub-Total	2,087,922	0	81,132	0	2,169,054	0	0	0	2,169,054
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,087,922	0	81,132	0	2,169,054	0	0	0	2,169,054

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	94,910	94,910	91,883
2013	0	0	0	0	0	492,624	587,534	444,225
2014	164,180	0	0	0	164,180	811,594	1,399,128	665,182
2015	151,537	0	0	0	151,537	454,209	1,853,337	341,225

Sub-Total	315,717	0	0	0	315,717	1,853,337		1,542,515
Remainder	0	0	0	0	0	0	1,853,337	0
Total Future	315,717	0	0	0	315,717	1,853,337		1,542,515

Life of summary is: 3.30 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 426

FIELD SUMMARY
MAIN PASS BLOCK 138								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	669,404
FINAL								10.00%	599,980
REMARKS								15.00%	456,917
								20.00%	348,637
								25.00%	266,533

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	9	0	0	7	0	0	111.38	0.00	0.00
2015	0	125	0	0	96	0	0	111.38	0.00	0.00
2016	0	270	0	0	208	0	0	111.38	0.00	0.00
2017	0	442	0	158	340	0	121	111.38	0.00	3.36
2018	1	145	0	235	111	0	180	111.38	0.00	3.36

Sub-Total		991	0	392	761	0	301	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		991	0	392	761	0	301	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		991	0	392

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	753	0	0	0	753	0	0	0	753
2015	10,708	0	0	0	10,708	0	0	0	10,708
2016	23,117	0	0	0	23,117	0	0	0	23,117
2017	37,851	0	406,681	0	444,533	0	0	0	444,533
2018	12,381	0	606,197	0	618,578	0	0	0	618,578

Sub-Total	84,810	0	1,012,878	0	1,097,688	0	0	0	1,097,688
Remainder	0	0	0	0	0	0	0	0	0
Total Future	84,810	0	1,012,878	0	1,097,688	0	0	0	1,097,688

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	753	753	593
2015	0	0	0	0	0	10,708	11,461	7,868
2016	0	0	0	0	0	23,117	34,578	15,454
2017	0	0	0	0	0	444,533	479,111	264,465
2018	57,261	0	0	0	57,261	561,317	1,040,428	311,600

Sub-Total	57,261	0	0	0	57,261	1,040,428		599,980
Remainder	0	0	0	0	0	0	1,040,428	0
Total Future	57,261	0	0	0	57,261	1,040,428		599,980

Life of summary is: 6.34 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 427

FIELD SUMMARY
MAIN PASS BLOCK 138								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,451,168
FINAL								10.00%	1,367,798
REMARKS								15.00%	1,183,410
								20.00%	1,028,470
								25.00%	897,839

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	389	0	1	299	0	0	111.38	0.00	3.36
2013	0	2,421	0	3	1,860	0	2	111.38	0.00	3.36
2014	0	3,548	0	5	2,726	0	4	111.38	0.00	3.36
2015	1	5,298	0	7	4,070	0	5	111.38	0.00	3.36
2016	1	9,361	0	12	7,191	0	9	111.38	0.00	3.36
2017	1	3,383	0	4	2,599	0	3	111.38	0.00	3.36

Sub-Total		24,400	0	31	18,746	0	24	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,400	0	31	18,746	0	24	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		24,400	0	31

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	33,328	0	1,295	0	34,624	0	0	0	34,624
2013	207,209	0	8,052	0	215,260	0	0	0	215,260
2014	303,624	0	11,798	0	315,422	0	0	0	315,422
2015	453,322	0	17,615	0	470,938	0	0	0	470,938
2016	801,000	0	31,125	0	832,125	0	0	0	832,125
2017	289,469	0	11,248	0	300,717	0	0	0	300,717

Sub-Total	2,087,953	0	81,133	0	2,169,086	0	0	0	2,169,086
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,087,953	0	81,133	0	2,169,086	0	0	0	2,169,086

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	34,624	34,624	33,507
2013	0	0	0	0	0	215,260	249,884	193,737
2014	0	0	0	0	0	315,422	565,306	258,087
2015	41,398	0	0	0	41,398	429,540	994,846	316,045
2016	192,935	0	0	0	192,935	639,190	1,634,036	430,380
2017	83,097	0	0	0	83,097	217,620	1,851,657	136,042

Sub-Total	317,429	0	0	0	317,429	1,851,657		1,367,798
Remainder	0	0	0	0	0	0	1,851,657	0
Total Future	317,429	0	0	0	317,429	1,851,657		1,367,798

Life of summary is: 4.94 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 428

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-1 (M-3A FBA2ST2)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	2,109,512
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	2,074,657
REMARKS	REPLACEMENT FOR A-2ST2 WELL.							15.00%	1,991,502
								20.00%	1,913,675
								25.00%	1,840,759

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	10,179	0	9	7,820	0	7	111.38	0.00	3.36
2013	1	13,865	0	13	10,652	0	10	111.38	0.00	3.36
2014	1	6,522	0	6	5,011	0	5	111.38	0.00	3.36

Sub-Total		30,566	0	28	23,483	0	22	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		30,566	0	28	23,483	0	22	111.38	0.00	3.36

Cumulative		80,326	0	72
Ultimate		110,892	0	100

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	871,045	0	24,210	0	895,256	0	0	0	895,256
2013	1,186,462	0	32,977	0	1,219,439	0	0	0	1,219,439
2014	558,104	0	15,512	0	573,616	0	0	0	573,616

Sub-Total	2,615,611	0	72,700	0	2,688,311	0	0	0	2,688,311
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,615,611	0	72,700	0	2,688,311	0	0	0	2,688,311

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	96,468	0	0	0	96,468	798,788	798,788	779,924
2013	192,935	0	0	0	192,935	1,026,504	1,825,292	933,779
2014	140,079	0	0	0	140,079	433,537	2,258,829	360,953

Sub-Total	429,482	0	0	0	429,482	2,258,829		2,074,657
Remainder	0	0	0	0	0	0	2,258,829	0
Total Future	429,482	0	0	0	429,482	2,258,829		2,074,657

Life of evaluation is: 2.24 years.

Final production rate: 608 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 429

MAIN PASS BLOCK 138, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-1 (M-2 FBA2ST2)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	4,415,013
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	4,089,983
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS. REPLACEMENT FOR A-2ST2 WELL.							15.00%	3,385,117
								20.00%	2,809,680
								25.00%	2,338,516

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	747	0	197	574	0	151	111.38	0.00	3.36
2015	1	2,381	0	780	1,829	0	599	111.38	0.00	3.36
2016	1	1,453	0	782	1,117	0	601	111.38	0.00	3.36
2017	1	487	0	620	374	0	476	111.38	0.00	3.36
2018	1	31	0	177	24	0	136	111.38	0.00	3.36

Sub-Total		5,100	0	2,556	3,919	0	1,964	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,100	0	2,556	3,919	0	1,964	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		5,100	0	2,556

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	63,924	0	507,475	0	571,400	0	0	0	571,400
2015	203,768	0	2,013,353	0	2,217,121	0	0	0	2,217,121
2016	124,378	0	2,018,869	0	2,143,247	0	0	0	2,143,247
2017	41,709	0	1,600,172	0	1,641,881	0	0	0	1,641,881
2018	2,680	0	457,733	0	460,413	0	0	0	460,413

Sub-Total	436,459	0	6,597,604	0	7,034,063	0	0	0	7,034,063
Remainder	0	0	0	0	0	0	0	0	0
Total Future	436,459	0	6,597,604	0	7,034,063	0	0	0	7,034,063

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	48,234	0	276,000	0	324,234	247,166	247,166	192,308
2015	192,935	0	0	0	192,935	2,024,186	2,271,352	1,502,061
2016	192,935	0	0	0	192,935	1,950,312	4,221,664	1,309,993
2017	192,935	0	0	0	192,935	1,448,946	5,670,611	886,849
2018	107,816	0	0	0	107,816	352,597	6,023,208	198,772

Sub-Total	734,855	0	276,000	0	1,010,855	6,023,208		4,089,983
Remainder	0	0	0	0	0	0	6,023,208	0
Total Future	734,855	0	276,000	0	1,010,855	6,023,208		4,089,983

Life of evaluation is: 6.07 years.

Final production rate: 20.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 430

MAIN PASS BLOCK 138, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 16500 #G-1 (M-2 FBA2ST2)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	672,006
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	602,276
REMARKS	INCREMENTAL PROBABLE RESERVES. REPLACEMENT FOR A-2ST2 WELL.							15.00%	458,599
								20.00%	349,870
								25.00%	267,439

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	9	0	0	7	0	0	111.38	0.00	0.00
2015	0	125	0	0	96	0	0	111.38	0.00	0.00
2016	0	270	0	0	208	0	0	111.38	0.00	0.00
2017	0	442	0	158	340	0	121	111.38	0.00	3.36
2018	1	145	0	235	111	0	180	111.38	0.00	3.36

Sub-Total		991	0	392	761	0	301	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		991	0	392	761	0	301	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		991	0	392

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	753	0	0	0	753	0	0	0	753
2015	10,708	0	0	0	10,708	0	0	0	10,708
2016	23,117	0	0	0	23,117	0	0	0	23,117
2017	37,851	0	406,681	0	444,533	0	0	0	444,533
2018	12,381	0	606,197	0	618,578	0	0	0	618,578

Sub-Total	84,810	0	1,012,878	0	1,097,688	0	0	0	1,097,688
Remainder	0	0	0	0	0	0	0	0	0
Total Future	84,810	0	1,012,878	0	1,097,688	0	0	0	1,097,688

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	753	753	593
2015	0	0	0	0	0	10,708	11,461	7,868
2016	0	0	0	0	0	23,117	34,578	15,454
2017	0	0	0	0	0	444,533	479,111	264,465
2018	52,963	0	0	0	52,963	565,615	1,044,726	313,896

Sub-Total	52,963	0	0	0	52,963	1,044,726		602,276
Remainder	0	0	0	0	0	0	1,044,726	0
Total Future	52,963	0	0	0	52,963	1,044,726		602,276

Life of evaluation is: 6.34 years.

Final production rate: 20.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 431

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-2 (M-9)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	1,778,757
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	1,757,361
REMARKS	REPLACEMENT FOR A-5ST WELL.							15.00%	1,705,712
								20.00%	1,656,567
								25.00%	1,609,775

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	11,006	0	14	8,456	0	11	111.38	0.00	3.36
2013	1	12,411	0	16	9,535	0	12	111.38	0.00	3.36
2014	1	1,184	0	2	910	0	1	111.38	0.00	3.36

Sub-Total		24,601	0	32	18,900	0	24	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,601	0	32	18,900	0	24	111.38	0.00	3.36

Cumulative		544,639	0	259
Ultimate		569,241	0	291

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	941,811	0	36,597	0	978,407	0	0	0	978,407
2013	1,062,050	0	41,269	0	1,103,318	0	0	0	1,103,318
2014	101,324	0	3,937	0	105,261	0	0	0	105,261

Sub-Total	2,105,184	0	81,803	0	2,186,987	0	0	0	2,186,987
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,105,184	0	81,803	0	2,186,987	0	0	0	2,186,987

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	96,468	0	0	0	96,468	881,940	881,940	861,617
2013	192,935	0	0	0	192,935	910,383	1,792,323	830,366
2014	28,755	0	0	0	28,755	76,505	1,868,829	65,378

Sub-Total	318,158	0	0	0	318,158	1,868,829		1,757,361
Remainder	0	0	0	0	0	0	1,868,829	0
Total Future	318,158	0	0	0	318,158	1,868,829		1,757,361

Life of evaluation is: 1.65 years.

Final production rate: 608 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 432

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 16500 #G-2 (M-9)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	1,599,206
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	1,542,515
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	1,411,326
								20.00%	1,293,772
								25.00%	1,188,263

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	1,068	0	1	820	0	1	111.38	0.00	3.36
2013	0	5,542	0	7	4,257	0	5	111.38	0.00	3.36
2014	1	10,976	0	14	8,433	0	11	111.38	0.00	3.36
2015	1	6,814	0	9	5,235	0	7	111.38	0.00	3.36

Sub-Total		24,400	0	31	18,745	0	24	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,400	0	31	18,745	0	24	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		24,400	0	31

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	91,360	0	3,550	0	94,910	0	0	0	94,910
2013	474,198	0	18,426	0	492,624	0	0	0	492,624
2014	939,276	0	36,498	0	975,774	0	0	0	975,774
2015	583,088	0	22,658	0	605,746	0	0	0	605,746

Sub-Total	2,087,922	0	81,132	0	2,169,054	0	0	0	2,169,054
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,087,922	0	81,132	0	2,169,054	0	0	0	2,169,054

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	94,910	94,910	91,883
2013	0	0	0	0	0	492,624	587,534	444,225
2014	164,180	0	0	0	164,180	811,594	1,399,128	665,182
2015	151,537	0	0	0	151,537	454,209	1,853,337	341,225

Sub-Total	315,717	0	0	0	315,717	1,853,337		1,542,515
Remainder	0	0	0	0	0	0	1,853,337	0
Total Future	315,717	0	0	0	315,717	1,853,337		1,542,515

Life of evaluation is: 3.30 years.

Final production rate: 608 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 433

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 16500 #G-2 (M-9)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	1,451,168
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	1,367,798
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	1,183,410
								20.00%	1,028,470
								25.00%	897,839

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	389	0	1	299	0	0	111.38	0.00	3.36
2013	0	2,421	0	3	1,860	0	2	111.38	0.00	3.36
2014	0	3,548	0	5	2,726	0	4	111.38	0.00	3.36
2015	1	5,298	0	7	4,070	0	5	111.38	0.00	3.36
2016	1	9,361	0	12	7,191	0	9	111.38	0.00	3.36
2017	1	3,383	0	4	2,599	0	3	111.38	0.00	3.36

Sub-Total		24,400	0	31	18,746	0	24	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		24,400	0	31	18,746	0	24	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		24,400	0	31

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	33,328	0	1,295	0	34,624	0	0	0	34,624
2013	207,209	0	8,052	0	215,260	0	0	0	215,260
2014	303,624	0	11,798	0	315,422	0	0	0	315,422
2015	453,322	0	17,615	0	470,938	0	0	0	470,938
2016	801,000	0	31,125	0	832,125	0	0	0	832,125
2017	289,469	0	11,248	0	300,717	0	0	0	300,717

Sub-Total	2,087,953	0	81,133	0	2,169,086	0	0	0	2,169,086
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,087,953	0	81,133	0	2,169,086	0	0	0	2,169,086

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	34,624	34,624	33,507
2013	0	0	0	0	0	215,260	249,884	193,737
2014	0	0	0	0	0	315,422	565,306	258,087
2015	41,398	0	0	0	41,398	429,540	994,846	316,045
2016	192,935	0	0	0	192,935	639,190	1,634,036	430,380
2017	83,097	0	0	0	83,097	217,620	1,851,657	136,042

Sub-Total	317,429	0	0	0	317,429	1,851,657		1,367,798
Remainder	0	0	0	0	0	0	1,851,657	0
Total Future	317,429	0	0	0	317,429	1,851,657		1,367,798
Life of evaluation is: 4.94 years.

Final production rate: 608 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 434

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-2 (M-8)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	15,306,824
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	14,561,976
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS. REPLACEMENT FOR A-5ST2 WELL.							15.00%	12,869,900
								20.00%	11,393,226
								25.00%	10,102,032

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	126,173	0	88	96,935	0	68	111.38	0.00	3.36
2015	1	66,825	0	47	51,340	0	36	111.38	0.00	3.36
2016	1	26,068	0	18	20,028	0	14	111.38	0.00	3.36
2017	1	3,842	0	3	2,952	0	2	111.38	0.00	3.36

Sub-Total		222,909	0	156	171,254	0	120	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		222,909	0	156	171,254	0	120	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		222,909	0	156

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	10,796,868	0	228,237	0	11,025,105	0	0	0	11,025,105
2015	5,718,379	0	120,882	0	5,839,261	0	0	0	5,839,261
2016	2,230,725	0	47,156	0	2,277,881	0	0	0	2,277,881
2017	328,760	0	6,950	0	335,710	0	0	0	335,710

Sub-Total	19,074,733	0	403,225	0	19,477,958	0	0	0	19,477,958
Remainder	0	0	0	0	0	0	0	0	0
Total Future	19,074,733	0	403,225	0	19,477,958	0	0	0	19,477,958

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	160,779	0	138,000	0	298,779	10,726,326	10,726,326	8,750,494
2015	192,935	0	0	0	192,935	5,646,326	16,372,652	4,221,788
2016	192,935	0	0	0	192,935	2,084,946	18,457,598	1,411,729
2017	53,285	0	0	0	53,285	282,425	18,740,023	177,965

Sub-Total	599,934	0	138,000	0	737,934	18,740,023		14,561,976
Remainder	0	0	0	0	0	0	18,740,023	0
Total Future	599,934	0	138,000	0	737,934	18,740,023		14,561,976

Life of evaluation is: 4.78 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 435

MAIN PASS BLOCK 138, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-2 (M-13)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	95,531
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	85,151
REMARKS	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS. REPLACEMENT FOR A-5ST.							15.00%	63,874
								20.00%	47,912
								25.00%	35,934

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	677	0	174	520	0	134	111.38	0.00	3.36
2018	1	119	0	31	91	0	23	111.38	0.00	3.36

Sub-Total		796	0	205	612	0	157	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		796	0	205	612	0	157	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		796	0	205

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	57,961	0	450,262	0	508,223	0	0	0	508,223
2018	10,155	0	78,889	0	89,044	0	0	0	89,044

Sub-Total	68,116	0	529,151	0	597,267	0	0	0	597,267
Remainder	0	0	0	0	0	0	0	0	0
Total Future	68,116	0	529,151	0	597,267	0	0	0	597,267

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	128,623	0	276,000	0	404,623	103,600	103,600	57,815
2018	41,273	0	0	0	41,273	47,771	151,371	27,336

Sub-Total	169,896	0	276,000	0	445,896	151,371		85,151
Remainder	0	0	0	0	0	0	151,371	0
Total Future	169,896	0	276,000	0	445,896	151,371		85,151

Life of evaluation is: 5.72 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 436

MAIN PASS BLOCK 138, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-2 (M-7)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	695,415
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	616,713
REMARKS	RECOMPLETION COSTS SHOWN AS DEVELOPMENT COSTS. REPLACEMENT FOR A-5ST.							15.00%	457,162
								20.00%	339,319
								25.00%	252,170

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	1	2,206	0	496	1,695	0	381	111.38	0.00	3.36

Sub-Total		2,206	0	496	1,695	0	381	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		2,206	0	496	1,695	0	381	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		2,206	0	496

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	188,767	0	1,280,414	0	1,469,181	0	0	0	1,469,181

Sub-Total	188,767	0	1,280,414	0	1,469,181	0	0	0	1,469,181
Remainder	0	0	0	0	0	0	0	0	0
Total Future	188,767	0	1,280,414	0	1,469,181	0	0	0	1,469,181

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	112,545	0	230,000	0	342,545	1,126,636	1,126,636	616,713

Sub-Total	112,545	0	230,000	0	342,545	1,126,636		616,713
Remainder	0	0	0	0	0	0	1,126,636	0
Total Future	112,545	0	230,000	0	342,545	1,126,636		616,713

Life of evaluation is: 6.34 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 437

MAIN PASS BLOCK 138, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-3 (M-4 FB6)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000							8.00%	0
FINAL	0.92000000							10.00%	0
REMARKS	REPLACEMENT FOR THE A-6 WELL. RECOMPLETED TO THE M-3A ZONE 5/2012.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		4,181	0	308
Ultimate		4,181	0	308

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 438

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-3 (M-3A FB6)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	43,161,081
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	41,967,922
REMARKS	WELL CAME ONLINE 5/1/2012. REPLACEMENT FOR THE A-6 WELL.							15.00%	39,210,440
								20.00%	36,739,975
								25.00%	34,518,635

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	108,888	0	98	83,655	0	75	111.38	0.00	3.36
2013	1	213,698	0	192	164,177	0	148	111.38	0.00	3.36
2014	1	134,356	0	121	103,221	0	93	111.38	0.00	3.36
2015	1	64,198	0	58	49,321	0	44	111.38	0.00	3.36
2016	1	30,732	0	28	23,611	0	21	111.38	0.00	3.36
2017	1	11,776	0	11	9,047	0	8	111.38	0.00	3.36

Sub-Total		563,647	0	507	433,031	0	390	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		563,647	0	507	433,031	0	390	111.38	0.00	3.36

Cumulative		36,099	0	32
Ultimate		599,746	0	540

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	9,317,718	0	252,845	0	9,570,563	0	0	0	9,570,563
2013	18,286,505	0	496,220	0	18,782,726	0	0	0	18,782,726
2014	11,497,065	0	311,983	0	11,809,048	0	0	0	11,809,048
2015	5,493,576	0	149,073	0	5,642,649	0	0	0	5,642,649
2016	2,629,818	0	71,362	0	2,701,181	0	0	0	2,701,181
2017	1,007,659	0	27,344	0	1,035,003	0	0	0	1,035,003

Sub-Total	48,232,342	0	1,308,827	0	49,541,169	0	0	0	49,541,169
Remainder	0	0	0	0	0	0	0	0	0
Total Future	48,232,342	0	1,308,827	0	49,541,169	0	0	0	49,541,169

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	96,468	0	0	0	96,468	9,474,095	9,474,095	9,239,500
2013	192,935	0	0	0	192,935	18,589,791	28,063,886	16,835,306
2014	192,935	0	0	0	192,935	11,616,113	39,679,999	9,577,238
2015	192,935	0	0	0	192,935	5,449,714	45,129,713	4,067,995
2016	192,935	0	0	0	192,935	2,508,246	47,637,959	1,695,178
2017	140,608	0	0	0	140,608	894,395	48,532,354	552,706

Sub-Total	1,008,815	0	0	0	1,008,815	48,532,354		41,967,922
Remainder	0	0	0	0	0	0	48,532,354	0
Total Future	1,008,815	0	0	0	1,008,815	48,532,354		41,967,922

Life of evaluation is: 5.24 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 439

MAIN PASS BLOCK 138, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-3 (M-2B FB6)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	465,384
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	415,095
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS. REPLACEMENT FOR THE A-6 WELL.							15.00%	312,166
								20.00%	235,067
								25.00%	177,239

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	323	0	123	248	0	95	111.38	0.00	3.36
2018	1	677	0	259	520	0	199	111.38	0.00	3.36

Sub-Total		1,000	0	382	768	0	293	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,000	0	382	768	0	293	111.38	0.00	3.36

Cumulative		0	0	0
Ultimate		1,000	0	382

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	27,647	0	318,544	0	346,191	0	0	0	346,191
2018	57,932	0	667,482	0	725,414	0	0	0	725,414

Sub-Total	85,578	0	986,027	0	1,071,605	0	0	0	1,071,605
Remainder	0	0	0	0	0	0	0	0	0
Total Future	85,578	0	986,027	0	1,071,605	0	0	0	1,071,605

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	48,234	0	138,000	0	186,234	159,957	159,957	92,680
2018	148,496	0	0	0	148,496	576,918	736,875	322,415

Sub-Total	196,730	0	138,000	0	334,730	736,875		415,095
Remainder	0	0	0	0	0	0	736,875	0
Total Future	196,730	0	138,000	0	334,730	736,875		415,095

Life of evaluation is: 6.28 years.

Final production rate: 20.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 440

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 16500 #G-4 (M-9 FBB)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000	0.76826660		0.76826660	111.38		3.36	8.00%	1,839,200
FINAL	0.92000000	0.76826660		0.76826660	111.38		3.36	10.00%	1,809,261
REMARKS	RESERVES REPLACE A-4 & A-7 RRR.							15.00%	1,737,744
								20.00%	1,670,696
								25.00%	1,607,776

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,888	0	11	6,828	0	9	111.38	0.00	3.36
2013	1	12,491	0	16	9,596	0	12	111.38	0.00	3.36
2014	1	5,358	0	7	4,116	0	5	111.38	0.00	3.36

Sub-Total		26,736	0	34	20,540	0	26	111.38	0.00	3.36
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		26,736	0	34	20,540	0	26	111.38	0.00	3.36

Cumulative		235,029	0	132
Ultimate		261,765	0	166

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	760,554	0	29,553	0	790,108	0	0	0	790,108
2013	1,068,848	0	41,533	0	1,110,381	0	0	0	1,110,381
2014	458,452	0	17,814	0	476,266	0	0	0	476,266

Sub-Total	2,287,854	0	88,901	0	2,376,755	0	0	0	2,376,755
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,287,854	0	88,901	0	2,376,755	0	0	0	2,376,755

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	96,468	0	0	0	96,468	693,640	693,640	677,205
2013	192,935	0	0	0	192,935	917,446	1,611,086	834,292
2014	120,131	0	0	0	120,131	356,135	1,967,221	297,764

Sub-Total	409,534	0	0	0	409,534	1,967,221		1,809,261
Remainder	0	0	0	0	0	0	1,967,221	0
Total Future	409,534	0	0	0	409,534	1,967,221		1,809,261

Life of evaluation is: 2.13 years.

Final production rate: 608 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 441

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - MP 138 G (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000							8.00%	-6,442,022
FINAL	0.92000000							10.00%	-6,088,181
REMARKS	OPEX INCLUDES COST FOR FUEL. DEVELOPMENT COST IN 2012 IS FOR HURRICANE DEBRIS REMOVAL.							15.00%	-5,348,990
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN 2019.							20.00%	-4,771,536
								25.00%	-4,312,752

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	799,445	0	740,842	0	1,540,287	-1,540,287	-1,540,287	-1,484,398
2013	1,598,890	0	0	0	1,598,890	-1,598,890	-3,139,177	-1,447,634
2014	886,712	0	0	0	886,712	-886,712	-4,025,888	-732,263
2015	663,146	0	0	0	663,146	-663,146	-4,689,035	-492,158
2016	607,993	0	0	0	607,993	-607,993	-5,297,028	-408,822
2017	492,703	0	0	0	492,703	-492,703	-5,789,730	-303,287
2018	0	0	0	0	0	0	-5,789,730	0
2019	0	0	2,531,209	0	2,531,209	-2,531,209	-8,320,939	-1,219,619

Sub-Total	5,048,889	0	3,272,050	0	8,320,939	-8,320,939		-6,088,181
Remainder	0	0	0	0	0	0	-8,320,939	0
Total Future	5,048,889	0	3,272,050	0	8,320,939	-8,320,939		-6,088,181

Life of evaluation is: 5.25 years.

Final production rate: 895 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 442

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES - MP 138 G (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.92000000							8.00%	-4,670,398
FINAL	0.92000000							10.00%	-4,288,678
REMARKS	OPEX INCLUDES COST FOR FUEL. DEVELOPMENT COST IN 2012 IS FOR HURRICANE DEBRIS REMOVAL.							15.00%	-3,491,324
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN 2019.							20.00%	-2,872,569
								25.00%	-2,388,421

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	363,158	0	363,158	-363,158	-363,158	-345,483
2013	0	0	0	0	0	0	-363,158	0
2014	712,178	0	0	0	712,178	-712,178	-1,075,337	-578,242
2015	935,744	0	0	0	935,744	-935,744	-2,011,081	-694,209
2016	990,897	0	0	0	990,897	-990,897	-3,001,978	-664,897
2017	1,106,187	0	0	0	1,106,187	-1,106,187	-4,108,165	-668,701
2018	1,332,408	0	0	0	1,332,408	-1,332,408	-5,440,574	-739,292
2019	0	0	1,240,791	0	1,240,791	-1,240,791	-6,681,365	-597,854

Sub-Total	5,077,415	0	1,603,950	0	6,681,365	-6,681,365		-4,288,678
Remainder	0	0	0	0	0	0	-6,681,365	0
Total Future	5,077,415	0	1,603,950	0	6,681,365	-6,681,365		-4,288,678

Life of evaluation is: 6.75 years.

Final production rate: 24 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 443

MAIN PASS BLOCK 138, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
P/F EXPENSES - MP 138 G (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.92000000							8.00%	-2,602
FINAL	0.92000000							10.00%	-2,296
REMARKS								15.00%	-1,682
								20.00%	-1,233
								25.00%	-906

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0
2018	4,298	0	0	0	4,298	-4,298	-4,298	-2,296

Sub-Total	4,298	0	0	0	4,298	-4,298		-2,296
Remainder	0	0	0	0	0	0	-4,298	0
Total Future	4,298	0	0	0	4,298	-4,298		-2,296

Life of evaluation is: 6.34 years.

Final production rate: 1 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 444

FIELD SUMMARY								PROVED
MAIN PASS BLOCK 255								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	-966,057
FINAL								10.00%	-881,135
REMARKS								15.00%	-694,482
								20.00%	-539,504
								25.00%	-410,889

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	163	12,519	409	44	2,541	100	110.61	56.77	3.23
2013	1	280	21,444	700	76	4,353	172	110.61	56.77	3.23
2014	1	230	17,614	575	62	3,576	141	110.61	56.77	3.23
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		673	51,577	1,684	182	10,470	413	110.61	56.77	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		673	51,577	1,684	182	10,470	413	110.61	56.77	3.23

Cumulative		38,581	9,744	69,173
Ultimate		39,254	61,322	70,857

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	4,894	144,281	324,035	0	473,210	0	0	0	473,210
2013	8,383	247,143	555,047	0	810,573	0	0	0	810,573
2014	6,886	203,004	455,916	0	665,806	0	0	0	665,806
2015	0	0	0	0	0	0	0	0	0

Sub-Total	20,162	594,428	1,334,998	0	1,949,588	0	0	0	1,949,588
Remainder	0	0	0	0	0	0	0	0	0
Total Future	20,162	594,428	1,334,998	0	1,949,588	0	0	0	1,949,588

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	311,222	0	0	0	311,222	161,987	161,987	158,168
2013	617,334	0	0	0	617,334	193,239	355,227	175,948
2014	611,887	0	0	0	611,887	53,919	409,145	44,929
2015	0	0	1,785,507	0	1,785,507	-1,785,507	-1,376,362	-1,260,180

Sub-Total	1,540,443	0	1,785,507	0	3,325,950	-1,376,362		-881,135
Remainder	0	0	0	0	0	0	-1,376,362	0
Total Future	1,540,443	0	1,785,507	0	3,325,950	-1,376,362		-881,135

Life of summary is: 2.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 445

MAIN PASS BLOCK 255, LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07825 #A-5 (7900)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.39678000	0.27066000	0.27066000	0.27066000	110.61	56.77	3.23	8.00%	1,479,979
FINAL	0.39678000	0.27066000	0.27066000	0.27066000	110.61	56.77	3.23	10.00%	1,448,361
REMARKS								15.00%	1,373,637
								20.00%	1,304,632
								25.00%	1,240,828

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	163	12,519	409	44	2,541	100	110.61	56.77	3.23
2013	1	280	21,444	700	76	4,353	172	110.61	56.77	3.23
2014	1	230	17,614	575	62	3,576	141	110.61	56.77	3.23

Sub-Total		673	51,577	1,684	182	10,470	413	110.61	56.77	3.23
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		673	51,577	1,684	182	10,470	413	110.61	56.77	3.23

Cumulative		27,309	9,012	54,139		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		27,982	60,590	55,822

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	4,894	144,281	324,035	0	473,210	0	0	0	473,210
2013	8,383	247,143	555,047	0	810,573	0	0	0	810,573
2014	6,886	203,004	455,916	0	665,806	0	0	0	665,806

Sub-Total	20,162	594,428	1,334,998	0	1,949,588	0	0	0	1,949,588
Remainder	0	0	0	0	0	0	0	0	0
Total Future	20,162	594,428	1,334,998	0	1,949,588	0	0	0	1,949,588

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	69,583	0	0	0	69,583	403,626	403,626	393,813
2013	134,056	0	0	0	134,056	676,517	1,080,144	613,507
2014	128,609	0	0	0	128,609	537,197	1,617,340	441,041

Sub-Total	332,248	0	0	0	332,248	1,617,340		1,448,361
Remainder	0	0	0	0	0	0	1,617,340	0
Total Future	332,248	0	0	0	332,248	1,617,340		1,448,361

Life of evaluation is: 2.50 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 446

MAIN PASS BLOCK 255, LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07825 #A-6 (7750)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.39678000							8.00%	0
FINAL	0.39678000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		11,272	732	15,035		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		11,272	732	15,035

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 4.492 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 447

MAIN PASS BLOCK 255, LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
P/F EXPENSES - MP 255 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.39678000							8.00%	-2,446,036
FINAL	0.39678000							10.00%	-2,329,496
REMARKS	ABANDONMENT SHOWN AS DEVELOPMENT COST IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-2,068,119
								20.00%	-1,844,135
								25.00%	-1,651,717

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	241,639	0	0	0	241,639	-241,639	-241,639	-235,645
2013	483,278	0	0	0	483,278	-483,278	-724,917	-437,560
2014	483,278	0	0	0	483,278	-483,278	-1,208,195	-396,111
2015	0	0	1,785,507	0	1,785,507	-1,785,507	-2,993,702	-1,260,180

Sub-Total	1,208,195	0	1,785,507	0	2,993,702	-2,993,702		-2,329,496
Remainder	0	0	0	0	0	0	-2,993,702	0
Total Future	1,208,195	0	1,785,507	0	2,993,702	-2,993,702		-2,329,496

Life of evaluation is: 2.50 years.

Final production rate: 14.269 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 448

FIELD SUMMARY
MAIN PASS BLOCK 259 (PABST)								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-6,443,911
FINAL								10.00%	-6,322,989
REMARKS								15.00%	-6,031,556
								20.00%	-5,754,963
								25.00%	-5,492,392

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		1,791,255	6,511	74,503
Ultimate		1,791,255	6,511	74,503

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	603,378	0	603,378	-603,378	-603,378	-574,011
2013	0	0	6,350,538	0	6,350,538	-6,350,538	-6,953,916	-5,748,978

Sub-Total	0	0	6,953,916	0	6,953,916	-6,953,916		-6,322,989
Remainder	0	0	0	0	0	0	-6,953,916	0
Total Future	0	0	6,953,916	0	6,953,916	-6,953,916		-6,322,989

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 449

FIELD SUMMARY
MAIN PASS BLOCK 259 (PABST)								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	-6,443,911
FINAL								10.00%	-6,322,989
REMARKS								15.00%	-6,031,556
								20.00%	-5,754,963
								25.00%	-5,492,392

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		455,661	6,511	68,656
Ultimate		455,661	6,511	68,656

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	603,378	0	603,378	-603,378	-603,378	-574,011
2013	0	0	6,350,538	0	6,350,538	-6,350,538	-6,953,916	-5,748,978

Sub-Total	0	0	6,953,916	0	6,953,916	-6,953,916		-6,322,989
Remainder	0	0	0	0	0	0	-6,953,916	0
Total Future	0	0	6,953,916	0	6,953,916	-6,953,916		-6,322,989

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 450

FIELD SUMMARY								PROVED
MAIN PASS BLOCK 259 (PABST)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 451

FIELD SUMMARY								PROVED
MAIN PASS BLOCK 259 (PABST)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		1,335,594	0	5,847
Ultimate		1,335,594	0	5,847

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 452

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-01 (MP 259) (10,000’ FB N)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.43098450							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		2,107	0	654		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		2,107	0	654

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 453

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-02 (MP 259) (10,300’ FB SW)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL IS UNECONOMIC WITH FIXED COSTS.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		160,878	2,722	20,660		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		160,878	2,722	20,660

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 11.518 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 454

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-03 (MP 259) (10,000’ FB N)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.43098450							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		151,832	307	28,814		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		151,832	307	28,814

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 455

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-04 (MP 259) (10,300’ FB NW)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL IS UNECONOMIC WITH FIXED COSTS.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		142,951	3,483	19,181		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		142,951	3,483	19,181

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 11.518 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 456

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-07 (MP 259) (TEX-W6 FBSW)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.43098450							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl))	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012		0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		1,333,487	0	5,194		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		1,333,487	0	5,194

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0
Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 457

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-07 (MP 259) (TEX-W5 FBSW)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC WITH FIXED COST.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 65.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 458

MAIN PASS BLOCK 259 (PABST), LOUISIANA								GAS LEASE
APACHE CORP - OPERATOR								PROVED
OCS 07827 #A-07 (MP 259) (TEX-W4 FBSW)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC WITH FIXED COST.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 9.32%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 135.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 459

MAIN PASS BLOCK 259 (PABST), LOUISIANA								OIL LEASE
APACHE CORP - OPERATOR								PROVED
P/F EXPENSES - MP 259 (FIXED COSTS)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	-6,443,911
FINAL	0.43098450							10.00%	-6,322,989
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	-6,031,556
								20.00%	-5,754,963
								25.00%	-5,492,392

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	603,378	0	603,378	-603,378	-603,378	-574,011
2013	0	0	6,350,538	0	6,350,538	-6,350,538	-6,953,916	-5,748,978

Sub-Total	0	0	6,953,916	0	6,953,916	-6,953,916		-6,322,989
Remainder	0	0	0	0	0	0	-6,953,916	0
Total Future	0	0	6,953,916	0	6,953,916	-6,953,916		-6,322,989

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 460

MAIN PASS BLOCK 259 (PABST), LOUISIANA								OIL LEASE
APACHE CORP - OPERATOR								PROVED
P/F EXPENSES - MP 259 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.43098450							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 461

FIELD SUMMARY
MAIN PASS BLOCK 264								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	4,625,776
FINAL								10.00%	4,513,905
REMARKS								15.00%	4,243,162
								20.00%	3,986,362
								25.00%	3,744,321

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	28,674	0	1,358	5,974	0	281	113.05	0.00	3.34
2013	2	51,187	0	2,287	10,664	0	474	113.05	0.00	3.34
2014	2	47,730	0	2,205	9,944	0	457	113.05	0.00	3.34
2015	2	33,758	0	1,354	7,033	0	281	113.05	0.00	3.34
2016	1	442	0	18	92	0	4	113.05	0.00	3.34
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		161,791	0	7,222	33,706	0	1,496	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		161,791	0	7,222	33,706	0	1,496	113.05	0.00	3.34

Cumulative		57,982	0	2,698
Ultimate		219,773	0	9,920

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	675,292	0	938,601	0	1,613,893	0	0	0	1,613,893
2013	1,205,499	0	1,581,268	0	2,786,767	0	0	0	2,786,767
2014	1,124,086	0	1,524,221	0	2,648,307	0	0	0	2,648,307
2015	795,041	0	936,241	0	1,731,282	0	0	0	1,731,282
2016	10,399	0	12,210	0	22,609	0	0	0	22,609
2017	0	0	0	0	0	0	0	0	0

Sub-Total	3,810,316	0	4,992,542	0	8,802,858	0	0	0	8,802,858
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,810,316	0	4,992,542	0	8,802,858	0	0	0	8,802,858

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	236,278	0	1,000,000	0	1,236,278	377,615	377,615	360,663
2013	498,203	0	0	0	498,203	2,288,564	2,666,179	2,091,299
2014	485,110	0	87,500	0	572,610	2,075,697	4,741,877	1,682,306
2015	367,141	0	0	0	367,141	1,364,141	6,106,018	1,023,358
2016	20,244	0	0	0	20,244	2,365	6,108,382	1,707
2017	0	0	1,018,750	0	1,018,750	-1,018,750	5,089,632	-645,429

Sub-Total	1,606,976	0	2,106,250	0	3,713,226	5,089,632		4,513,905
Remainder	0	0	0	0	0	0	5,089,632	0
Total Future	1,606,976	0	2,106,250	0	3,713,226	5,089,632		4,513,905

Life of summary is: 3.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 462

FIELD SUMMARY
MAIN PASS BLOCK 264								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	1,197,933
FINAL								10.00%	1,202,899
REMARKS								15.00%	1,207,867
								20.00%	1,204,341
								25.00%	1,194,485

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	13,551	0	753	2,823	0	156	113.05	0.00	3.34
2013	1	15,423	0	857	3,213	0	178	113.05	0.00	3.34
2014	1	4,992	0	277	1,040	0	57	113.05	0.00	3.34
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		33,966	0	1,887	7,076	0	391	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		33,966	0	1,887	7,076	0	391	113.05	0.00	3.34

Cumulative		57,982	0	2,698
Ultimate		91,948	0	4,585

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	319,134	0	520,424	0	839,558	0	0	0	839,558
2013	363,225	0	592,327	0	955,552	0	0	0	955,552
2014	117,570	0	191,726	0	309,296	0	0	0	309,296
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	799,929	0	1,304,477	0	2,104,406	0	0	0	2,104,406
Remainder	0	0	0	0	0	0	0	0	0
Total Future	799,929	0	1,304,477	0	2,104,406	0	0	0	2,104,406

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	166,436	0	0	0	166,436	673,122	673,122	657,385
2013	235,385	0	0	0	235,385	720,167	1,393,290	657,159
2014	118,271	0	0	0	118,271	191,025	1,584,314	160,003
2015	0	0	0	0	0	0	1,584,314	0
2016	0	0	0	0	0	0	1,584,314	0
2017	0	0	428,771	0	428,771	-428,771	1,155,543	-271,648

Sub-Total	520,092	0	428,771	0	948,863	1,155,543		1,202,899
Remainder	0	0	0	0	0	0	1,155,543	0
Total Future	520,092	0	428,771	0	948,863	1,155,543		1,202,899
Life of summary is: 2.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 463

FIELD SUMMARY
MAIN PASS BLOCK 264								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	3,427,843
FINAL								10.00%	3,311,006
REMARKS								15.00%	3,035,295
								20.00%	2,782,021
								25.00%	2,549,836

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	15,123	0	605	3,151	0	125	113.05	0.00	3.34
2013	1	35,764	0	1,431	7,451	0	296	113.05	0.00	3.34
2014	2	42,738	0	1,928	8,904	0	399	113.05	0.00	3.34
2015	2	33,758	0	1,354	7,033	0	281	113.05	0.00	3.34
2016	1	442	0	18	92	0	4	113.05	0.00	3.34
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		127,825	0	5,335	26,630	0	1,105	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		127,825	0	5,335	26,630	0	1,105	113.05	0.00	3.34

Cumulative		0	0	0
Ultimate		127,825	0	5,335

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	356,158	0	418,177	0	774,335	0	0	0	774,335
2013	842,273	0	988,941	0	1,831,214	0	0	0	1,831,214
2014	1,006,516	0	1,332,495	0	2,339,011	0	0	0	2,339,011
2015	795,041	0	936,241	0	1,731,282	0	0	0	1,731,282
2016	10,399	0	12,210	0	22,609	0	0	0	22,609
2017	0	0	0	0	0	0	0	0	0

Sub-Total	3,010,387	0	3,688,065	0	6,698,452	0	0	0	6,698,452
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,010,387	0	3,688,065	0	6,698,452	0	0	0	6,698,452

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	69,842	0	1,000,000	0	1,069,842	-295,507	-295,507	-296,722
2013	262,818	0	0	0	262,818	1,568,397	1,272,890	1,434,140
2014	366,839	0	87,500	0	454,339	1,884,673	3,157,562	1,522,304
2015	367,141	0	0	0	367,141	1,364,141	4,521,704	1,023,358
2016	20,244	0	0	0	20,244	2,365	4,524,068	1,707
2017	0	0	589,979	0	589,979	-589,979	3,934,090	-373,781

Sub-Total	1,086,884	0	1,677,479	0	2,764,362	3,934,090		3,311,006
Remainder	0	0	0	0	0	0	3,934,090	0
Total Future	1,086,884	0	1,677,479	0	2,764,362	3,934,090		3,311,006

Life of summary is: 3.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 464

MAIN PASS BLOCK 264, LOUISIANA								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 14585 #A-2 (11500’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.25000000	0.20833000		0.20833000	113.05		3.34	8.00%	1,723,234
FINAL	0.25000000	0.20833000		0.20833000	113.05		3.34	10.00%	1,698,472
REMARKS								15.00%	1,639,132
								20.00%	1,583,242
								25.00%	1,530,552

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	13,551	0	753	2,823	0	156	113.05	0.00	3.34
2013	1	15,423	0	857	3,213	0	178	113.05	0.00	3.34
2014	1	4,992	0	277	1,040	0	57	113.05	0.00	3.34

Sub-Total		33,966	0	1,887	7,076	0	391	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		33,966	0	1,887	7,076	0	391	113.05	0.00	3.34

Cumulative		57,982	0	2,698		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.56%
Ultimate		91,948	0	4,585

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	319,134	0	520,424	0	839,558	0	0	0	839,558
2013	363,225	0	592,327	0	955,552	0	0	0	955,552
2014	117,570	0	191,726	0	309,296	0	0	0	309,296

Sub-Total	799,929	0	1,304,477	0	2,104,406	0	0	0	2,104,406
Remainder	0	0	0	0	0	0	0	0	0
Total Future	799,929	0	1,304,477	0	2,104,406	0	0	0	2,104,406

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	79,746	0	0	0	79,746	759,812	759,812	742,221
2013	129,547	0	0	0	129,547	826,005	1,585,817	752,846
2014	66,496	0	0	0	66,496	242,800	1,828,617	203,404

Sub-Total	275,789	0	0	0	275,789	1,828,617		1,698,472
Remainder	0	0	0	0	0	0	1,828,617	0
Total Future	275,789	0	0	0	275,789	1,828,617		1,698,472

Life of evaluation is: 2.11 years.

Final production rate: 30.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 465

MAIN PASS BLOCK 264, LOUISIANA								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 14585 #A-2 (11400’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.20833000		0.20833000	113.05		3.34	8.00%	2,002,188
FINAL	0.25000000	0.20833000		0.20833000	113.05		3.34	10.00%	1,897,894
REMARKS								15.00%	1,661,318
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	1,455,478
								25.00%	1,276,221

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	19,824	0	793	4,130	0	164	113.05	0.00	3.34
2015	1	33,360	0	1,334	6,950	0	276	113.05	0.00	3.34
2016	1	442	0	18	92	0	4	113.05	0.00	3.34

Sub-Total		53,625	0	2,145	11,172	0	444	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		53,625	0	2,145	11,172	0	444	113.05	0.00	3.34

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.56%
Ultimate		53,625	0	2,145

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	466,864	0	548,160	0	1,015,024	0	0	0	1,015,024
2015	785,650	0	922,458	0	1,708,107	0	0	0	1,708,107
2016	10,399	0	12,210	0	22,609	0	0	0	22,609

Sub-Total	1,262,912	0	1,482,828	0	2,745,740	0	0	0	2,745,740
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,262,912	0	1,482,828	0	2,745,740	0	0	0	2,745,740

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	68,055	0	37,500	0	105,555	909,469	909,469	720,341
2015	154,040	0	0	0	154,040	1,554,067	2,463,535	1,163,552
2016	2,744	0	0	0	2,744	19,865	2,483,400	14,001

Sub-Total	224,840	0	37,500	0	262,340	2,483,400		1,897,894
Remainder	0	0	0	0	0	0	2,483,400	0
Total Future	224,840	0	37,500	0	262,340	2,483,400		1,897,894

Life of evaluation is: 3.52 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 466

MAIN PASS BLOCK 264, LOUISIANA								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 14585 #A-3 (10700’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.25000000	0.20833000		0.20833000	113.05	3.34		8.00%	1,321,448
FINAL	0.25000000	0.20833000		0.20833000	113.05	3.34		10.00%	1,292,187
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COST.							15.00%	1,221,786
								20.00%	1,155,125
								25.00%	1,091,984

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	15,123	0	605	3,151	0	125	113.05	0.00	3.34
2013	1	35,764	0	1,431	7,451	0	296	113.05	0.00	3.34
2014	1	1,113	0	45	232	0	9	113.05	0.00	3.34

Sub-Total		52,000	0	2,080	10,833	0	431	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future					10,833	0	431	113.05	0.00	3.34
		52,000	0	2,080
Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.56%
Ultimate		52,000	0	2,080

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	356,158	0	418,177	0	774,335	0	0	0	774,335
2013	842,273	0	988,941	0	1,831,214	0	0	0	1,831,214
2014	26,214	0	30,779	0	56,994	0	0	0	56,994

Sub-Total	1,224,646	0	1,437,898	0	2,662,543	0	0	0	2,662,543
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,224,646	0	1,437,898	0	2,662,543	0	0	0	2,662,543

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	51,531	0	1,000,000	0	1,051,531	-277,196	-277,196	-279,163
2013	158,656	0	0	0	158,656	1,672,559	1,395,363	1,528,586
2014	7,176	0	0	0	7,176	49,818	1,445,180	42,764

Sub-Total	217,363	0	1,000,000	0	1,217,363	1,445,180		1,292,187
Remainder	0	0	0	0	0	0	1,445,180	0
Total Future	217,363	0	1,000,000	0	1,217,363	1,445,180		1,292,187

Life of evaluation is: 1.56 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 467

MAIN PASS BLOCK 264, LOUISIANA								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
OCS 14585 #A-3 (10550’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.25000000	0.20833000		0.20833000	113.05		3.34	8.00%	940,265
FINAL	0.25000000	0.20833000		0.20833000	113.05		3.34	10.00%	903,546
REMARKS								15.00%	818,223
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	741,371
								25.00%	672,109

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	21,801	0	1,090	4,542	0	226	113.05	0.00	3.34
2015	1	399	0	20	83	0	4	113.05	0.00	3.34

Sub-Total		22,200	0	1,110	4,625	0	230	113.05	0.00	3.34
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		22,200	0	1,110	4,625	0	230	113.05	0.00	3.34

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.56%
Ultimate		22,200	0	1,110

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	513,438	0	753,556	0	1,266,994	0	0	0	1,266,994
2015	9,391	0	13,783	0	23,175	0	0	0	23,175

Sub-Total	522,829	0	767,340	0	1,290,169	0	0	0	1,290,169
Remainder	0	0	0	0	0	0	0	0	0
Total Future	522,829	0	767,340	0	1,290,169	0	0	0	1,290,169

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	133,384	0	50,000	0	183,384	1,083,610	1,083,610	887,921
2015	3,101	0	0	0	3,101	20,074	1,103,685	15,625

Sub-Total	136,484	0	50,000	0	186,484	1,103,685		903,546
Remainder	0	0	0	0	0	0	1,103,685	0
Total Future	136,484	0	50,000	0	186,484	1,103,685		903,546

Life of evaluation is: 2.53 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 468

MAIN PASS BLOCK 264, LOUISIANA								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
P/F EXPENSES - MP 264 (FIXED & ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.25000000							8.00%	-525,301
FINAL	0.25000000							10.00%	-495,573
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-431,265
								20.00%	-378,901
								25.00%	-336,067

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	86,689	0	0	0	86,689	-86,689	-86,689	-84,836
2013	105,838	0	0	0	105,838	-105,838	-192,527	-95,688
2014	51,776	0	0	0	51,776	-51,776	-244,303	-43,401
2015	0	0	0	0	0	0	-244,303	0
2016	0	0	0	0	0	0	-244,303	0
2017	0	0	428,771	0	428,771	-428,771	-673,074	-271,648

Sub-Total	244,303	0	428,771	0	673,074	-673,074		-495,573
Remainder	0	0	0	0	0	0	-673,074	0
Total Future	244,303	0	428,771	0	673,074	-673,074		-495,573

Life of evaluation is: 2.17 years.

Final production rate: 9.281 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 469

MAIN PASS BLOCK 264, LOUISIANA								GAS LEASE
MERIT ENERGY - OPERATOR								PROVED
P/F EXPENSES - MP 264 (FIXED & ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.25000000							8.00%	-836,058
FINAL	0.25000000							10.00%	-782,621
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-666,031
								20.00%	-569,953
								25.00%	-490,477

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	18,311	0	0	0	18,311	-18,311	-18,311	-17,559
2013	104,162	0	0	0	104,162	-104,162	-122,473	-94,446
2014	158,224	0	0	0	158,224	-158,224	-280,697	-128,722
2015	210,000	0	0	0	210,000	-210,000	-490,697	-155,819
2016	17,500	0	0	0	17,500	-17,500	-508,197	-12,294
2017	0	0	589,979	0	589,979	-589,979	-1,098,176	-373,781

Sub-Total	508,197	0	589,979	0	1,098,176	-1,098,176		-782,621
Remainder	0	0	0	0	0	0	-1,098,176	0
Total Future	508,197	0	589,979	0	1,098,176	-1,098,176		-782,621

Life of evaluation is: 3.59 years.

Final production rate: 17.662 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 470

FIELD SUMMARY
MAIN PASS BLOCK 275								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	873,640
FINAL								10.00%	861,707
REMARKS								15.00%	832,386
								20.00%	803,861
								25.00%	776,193

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	2,627	0	195	985	0	73	110.04	0.00	3.41
2013	1	6,211	0	577	2,329	0	216	110.04	0.00	3.41
2014	1	923	0	92	346	0	34	110.04	0.00	3.41
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		9,760	0	864	3,660	0	323	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		9,760	0	864	3,660	0	323	110.04	0.00	3.41

Cumulative		195,787	0	5,931
Ultimate		205,547	0	6,795

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	108,403	0	248,090	0	356,493	0	0	0	356,493
2013	256,297	0	735,436	0	991,734	0	0	0	991,734
2014	38,069	0	117,616	0	155,684	0	0	0	155,684
2015	0	0	0	0	0	0	0	0	0

Sub-Total	402,769	0	1,101,142	0	1,503,911	0	0	0	1,503,911
Remainder	0	0	0	0	0	0	0	0	0
Total Future	402,769	0	1,101,142	0	1,503,911	0	0	0	1,503,911

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	105,882	0	0	0	105,882	250,611	250,611	244,770
2013	211,003	0	75,000	0	286,003	705,730	956,341	633,396
2014	52,154	0	0	0	52,154	103,530	1,059,871	88,141
2015	0	0	137,500	0	137,500	-137,500	922,371	-104,601

Sub-Total	369,040	0	212,500	0	581,540	922,371		861,707
Remainder	0	0	0	0	0	0	922,371	0
Total Future	369,040	0	212,500	0	581,540	922,371		861,707

Life of summary is: 1.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 471

FIELD SUMMARY								PROVED
MAIN PASS BLOCK 275								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	341,238
FINAL								10.00%	340,391
REMARKS								15.00%	337,936
								20.00%	335,068
								25.00%	331,865

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	2,627	0	195	985	0	73	110.04	0.00	3.41
2013	1	1,707	0	126	640	0	47	110.04	0.00	3.41
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		4,334	0	321	1,625	0	120	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		4,334	0	321	1,625	0	120	110.04	0.00	3.41

Cumulative		195,787	0	5,931
Ultimate		200,120	0	6,252

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	108,403	0	248,090	0	356,493	0	0	0	356,493
2013	70,431	0	161,188	0	231,619	0	0	0	231,619
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	178,834	0	409,277	0	588,112	0	0	0	588,112
Remainder	0	0	0	0	0	0	0	0	0
Total Future	178,834	0	409,277	0	588,112	0	0	0	588,112

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	105,882	0	0	0	105,882	250,611	250,611	244,770
2013	87,307	0	0	0	87,307	144,312	394,923	134,597
2014	0	0	0	0	0	0	394,923	0
2015	0	0	51,234	0	51,234	-51,234	343,688	-38,976

Sub-Total	193,189	0	51,234	0	244,424	343,688		340,391
Remainder	0	0	0	0	0	0	343,688	0
Total Future	193,189	0	51,234	0	244,424	343,688		340,391

Life of summary is: 0.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 472

FIELD SUMMARY
MAIN PASS BLOCK 275								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	532,402
FINAL								10.00%	521,316
REMARKS								15.00%	494,450
								20.00%	468,793
								25.00%	444,328

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	4,504	0	450	1,689	0	168	110.04	0.00	3.41
2014	1	923	0	92	346	0	34	110.04	0.00	3.41
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		5,427	0	543	2,035	0	203	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,427	0	543	2,035	0	203	110.04	0.00	3.41

Cumulative		0	0	0
Ultimate		5,427	0	543

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	185,866	0	574,249	0	760,115	0	0	0	760,115
2014	38,069	0	117,616	0	155,684	0	0	0	155,684
2015	0	0	0	0	0	0	0	0	0

Sub-Total	223,935	0	691,865	0	915,799	0	0	0	915,799
Remainder	0	0	0	0	0	0	0	0	0
Total Future	223,935	0	691,865	0	915,799	0	0	0	915,799

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	123,696	0	75,000	0	198,696	561,418	561,418	498,800
2014	52,154	0	0	0	52,154	103,530	664,948	88,141
2015	0	0	86,266	0	86,266	-86,266	578,683	-65,625

Sub-Total	175,851	0	161,266	0	337,116	578,683		521,316
Remainder	0	0	0	0	0	0	578,683	0
Total Future	175,851	0	161,266	0	337,116	578,683		521,316

Life of summary is: 1.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 473

FIELD SUMMARY
MAIN PASS BLOCK 275								TOTAL PROBABLE
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	1,472,476
FINAL								10.00%	1,368,583
REMARKS								15.00%	1,141,397
								20.00%	953,859
								25.00%	798,797

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	352	0	26	132	0	10	110.04	0.00	3.41
2013	0	-870	0	-181	-326	0	-68	110.04	0.00	3.41
2014	1	3,431	0	230	1,286	0	86	110.04	0.00	3.41
2015	1	6,001	0	537	2,250	0	201	110.04	0.00	3.41
2016	1	6,703	0	670	2,514	0	251	110.04	0.00	3.41
2017	1	2,623	0	262	984	0	98	110.04	0.00	3.41

Sub-Total		18,240	0	1,544	6,840	0	577	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		18,240	0	1,544	6,840	0	577	110.04	0.00	3.41

Cumulative		0	0	0
Ultimate		18,240	0	1,544

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	14,528	0	33,247	0	47,775	0	0	0	47,775
2013	-35,908	0	-231,058	0	-266,966	0	0	0	-266,966
2014	141,563	0	293,485	0	435,047	0	0	0	435,047
2015	247,634	0	684,372	0	932,006	0	0	0	932,006
2016	276,597	0	854,569	0	1,131,166	0	0	0	1,131,166
2017	108,252	0	334,454	0	442,707	0	0	0	442,707

Sub-Total	752,665	0	1,969,071	0	2,721,736	0	0	0	2,721,736
Remainder	0	0	0	0	0	0	0	0	0
Total Future	752,665	0	1,969,071	0	2,721,736	0	0	0	2,721,736

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	47,775	47,775	46,231
2013	761	0	-75,000	0	-74,239	-192,726	-144,951	-167,962
2014	159,610	0	0	0	159,610	275,438	130,486	223,183
2015	211,411	0	75,000	0	286,411	645,595	776,081	469,704
2016	211,764	0	0	0	211,764	919,402	1,695,484	621,855
2017	158,823	0	0	0	158,823	283,884	1,979,367	175,572

Sub-Total	742,368	0	0	0	742,368	1,979,367		1,368,583
Remainder	0	0	0	0	0	0	1,979,367	0
Total Future	742,368	0	0	0	742,368	1,979,367		1,368,583

Life of summary is: 5.25 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 474

FIELD SUMMARY
MAIN PASS BLOCK 275								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	861,045
FINAL								10.00%	832,798
REMARKS								15.00%	767,094
								20.00%	707,776
								25.00%	654,139

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	352	0	26	132	0	10	110.04	0.00	3.41
2013	1	3,634	0	269	1,363	0	101	110.04	0.00	3.41
2014	1	4,353	0	322	1,632	0	121	110.04	0.00	3.41
2015	1	2,442	0	181	916	0	68	110.04	0.00	3.41

Sub-Total		10,781	0	799	4,043	0	299	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,781	0	799	4,043	0	299	110.04	0.00	3.41

Cumulative		0	0	0
Ultimate		10,781	0	799

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	14,528	0	33,247	0	47,775	0	0	0	47,775
2013	149,958	0	343,191	0	493,149	0	0	0	493,149
2014	179,631	0	411,101	0	590,732	0	0	0	590,732
2015	100,764	0	230,608	0	331,372	0	0	0	331,372

Sub-Total	444,881	0	1,018,147	0	1,463,028	0	0	0	1,463,028
Remainder	0	0	0	0	0	0	0	0	0
Total Future	444,881	0	1,018,147	0	1,463,028	0	0	0	1,463,028

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	47,775	47,775	46,231
2013	124,457	0	0	0	124,457	368,692	416,467	330,838
2014	211,764	0	0	0	211,764	378,968	795,435	311,324
2015	140,107	0	0	0	140,107	191,265	986,700	144,405

Sub-Total	476,328	0	0	0	476,328	986,700		832,798
Remainder	0	0	0	0	0	0	986,700	0
Total Future	476,328	0	0	0	476,328	986,700		832,798

Life of summary is: 3.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 475

FIELD SUMMARY
MAIN PASS BLOCK 275								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL								8.00%	611,431
FINAL								10.00%	535,785
REMARKS								15.00%	374,304
								20.00%	246,083
								25.00%	144,658

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	-4,504	0	-450	-1,689	0	-168	110.04	0.00	3.41
2014	0	-923	0	-92	-346	0	-34	110.04	0.00	3.41
2015	1	3,559	0	356	1,335	0	133	110.04	0.00	3.41
2016	1	6,703	0	670	2,514	0	251	110.04	0.00	3.41
2017	1	2,623	0	262	984	0	98	110.04	0.00	3.41

Sub-Total		7,459	0	746	2,797	0	279	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		7,459	0	746	2,797	0	279	110.04	0.00	3.41

Cumulative		0	0	0
Ultimate		7,459	0	746

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	-185,866	0	-574,249	0	-760,115	0	0	0	-760,115
2014	-38,069	0	-117,616	0	-155,684	0	0	0	-155,684
2015	146,869	0	453,765	0	600,634	0	0	0	600,634
2016	276,597	0	854,569	0	1,131,166	0	0	0	1,131,166
2017	108,252	0	334,454	0	442,707	0	0	0	442,707

Sub-Total	307,784	0	950,924	0	1,258,708	0	0	0	1,258,708
Remainder	0	0	0	0	0	0	0	0	0
Total Future	307,784	0	950,924	0	1,258,708	0	0	0	1,258,708

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	-123,696	0	-75,000	0	-198,696	-561,418	-561,418	-498,800
2014	-52,154	0	0	0	-52,154	-103,530	-664,948	-88,141
2015	71,304	0	75,000	0	146,304	454,330	-210,619	325,299
2016	211,764	0	0	0	211,764	919,402	708,784	621,855
2017	158,823	0	0	0	158,823	283,884	992,667	175,572

Sub-Total	266,041	0	0	0	266,041	992,667		535,785
Remainder	0	0	0	0	0	0	992,667	0
Total Future	266,041	0	0	0	266,041	992,667		535,785

Life of summary is: 5.25 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 476

FIELD SUMMARY
MAIN PASS BLOCK 275								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	751,357
FINAL								10.00%	700,426
REMARKS								15.00%	589,470
								20.00%	498,250
								25.00%	422,993

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	473	0	35	177	0	13	110.04	0.00	3.41
2014	0	845	0	63	317	0	23	110.04	0.00	3.41
2015	1	2,133	0	158	800	0	59	110.04	0.00	3.41
2016	1	4,037	0	299	1,514	0	112	110.04	0.00	3.41
2017	1	3,542	0	262	1,328	0	98	110.04	0.00	3.41
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		11,030	0	817	4,136	0	305	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		11,030	0	817	4,136	0	305	110.04	0.00	3.41

Cumulative		0	0	0
Ultimate		11,030	0	817

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	19,513	0	44,657	0	64,170	0	0	0	64,170
2014	34,875	0	79,815	0	114,691	0	0	0	114,691
2015	88,024	0	201,450	0	289,474	0	0	0	289,474
2016	166,581	0	381,234	0	547,814	0	0	0	547,814
2017	146,182	0	334,550	0	480,732	0	0	0	480,732
2018	0	0	0	0	0	0	0	0	0

Sub-Total	455,175	0	1,041,705	0	1,496,881	0	0	0	1,496,881
Remainder	0	0	0	0	0	0	0	0	0
Total Future	455,175	0	1,041,705	0	1,496,881	0	0	0	1,496,881

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	64,170	64,170	57,363
2014	0	0	0	0	0	114,691	178,860	93,777
2015	71,657	0	0	0	71,657	217,817	396,678	159,515
2016	211,764	0	0	0	211,764	336,050	732,728	226,018
2017	211,764	0	0	0	211,764	268,968	1,001,695	163,753
2018	0	0	0	0	0	0	1,001,695	0

Sub-Total	495,185	0	0	0	495,185	1,001,695		700,426
Remainder	0	0	0	0	0	0	1,001,695	0
Total Future	495,185	0	0	0	495,185	1,001,695		700,426

Life of summary is: 5.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 477

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 15395 #A-3 (10800’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000		0.37500000	110.04		3.41	8.00%	382,398
FINAL	0.50000000	0.37500000		0.37500000	110.04		3.41	10.00%	379,367
REMARKS	OPEX INCLUDES ADMIN FEE. OTHER COSTS INCLUDE PHA FEES SUBJECT TO A MONTHLY MINIMUM.							15.00%	371,959
								20.00%	364,785
								25.00%	357,835

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	2,627	0	195	985	0	73	110.04	0.00	3.41
2013	1	1,707	0	126	640	0	47	110.04	0.00	3.41

Sub-Total		4,334	0	321	1,625	0	120	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		4,334	0	321	1,625	0	120	110.04	0.00	3.41

Cumulative		195,787	0	5,931		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.30%
Ultimate		200,120	0	6,252

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	108,403	0	248,090	0	356,493	0	0	0	356,493
2013	70,431	0	161,188	0	231,619	0	0	0	231,619

Sub-Total	178,834	0	409,277	0	588,112	0	0	0	588,112
Remainder	0	0	0	0	0	0	0	0	0
Total Future	178,834	0	409,277	0	588,112	0	0	0	588,112

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	105,882	0	0	0	105,882	250,611	250,611	244,770
2013	87,307	0	0	0	87,307	144,312	394,923	134,597

Sub-Total	193,189	0	0	0	193,189	394,923		379,367
Remainder	0	0	0	0	0	0	394,923	0
Total Future	193,189	0	0	0	193,189	394,923		379,367

Life of evaluation is: 0.92 years.
Final production rate: 22.905 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 478

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 15395 #A-3 (10800’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000		0.37500000	110.04		3.41	8.00%	861,045
FINAL	0.50000000	0.37500000		0.37500000	110.04		3.41	10.00%	832,798
REMARKS	INCREMENTAL PROBABLE RESERVES. OPEX INCLUDES ADMIN FEE. OTHER COSTS INCLUDE PHA FEES SUBJECT TO A MONTHLY MINIMUM.							15.00%	767,094
								20.00%	707,776
								25.00%	654,139

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	352	0	26	132	0	10	110.04	0.00	3.41
2013	1	3,634	0	269	1,363	0	101	110.04	0.00	3.41
2014	1	4,353	0	322	1,632	0	121	110.04	0.00	3.41
2015	1	2,442	0	181	916	0	68	110.04	0.00	3.41

Sub-Total		10,781	0	799	4,043	0	299	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,781	0	799	4,043	0	299	110.04	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.30%
Ultimate		10,781	0	799

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	14,528	0	33,247	0	47,775	0	0	0	47,775
2013	149,958	0	343,191	0	493,149	0	0	0	493,149
2014	179,631	0	411,101	0	590,732	0	0	0	590,732
2015	100,764	0	230,608	0	331,372	0	0	0	331,372

Sub-Total	444,881	0	1,018,147	0	1,463,028	0	0	0	1,463,028
Remainder	0	0	0	0	0	0	0	0	0
Total Future	444,881	0	1,018,147	0	1,463,028	0	0	0	1,463,028

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	47,775	47,775	46,231
2013	124,457	0	0	0	124,457	368,692	416,467	330,838
2014	211,764	0	0	0	211,764	378,968	795,435	311,324
2015	140,107	0	0	0	140,107	191,265	986,700	144,405

Sub-Total	476,328	0	0	0	476,328	986,700		832,798
Remainder	0	0	0	0	0	0	986,700	0
Total Future	476,328	0	0	0	476,328	986,700		832,798

Life of evaluation is: 3.17 years.
Final production rate: 21.149 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 479

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								POSSIBLE
OCS 15395 #A-3 (10800’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000		0.37500000	110.04		3.41	8.00%	751,357
FINAL	0.50000000	0.37500000		0.37500000	110.04		3.41	10.00%	700,426
REMARKS	INCREMENTAL POSSIBLE RESERVES. OPEX INCLUDES ADMIN FEE. OTHER COSTS INCLUDE PHA FEES SUBJECT TO A MONTHLY MINIMUM.							15.00%	589,470
								20.00%	498,250
								25.00%	422,993

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	473	0	35	177	0	13	110.04	0.00	3.41
2014	0	845	0	63	317	0	23	110.04	0.00	3.41
2015	1	2,133	0	158	800	0	59	110.04	0.00	3.41
2016	1	4,037	0	299	1,514	0	112	110.04	0.00	3.41
2017	1	3,542	0	262	1,328	0	98	110.04	0.00	3.41
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		11,030	0	817	4,136	0	305	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		11,030	0	817	4,136	0	305	110.04	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.30%
Ultimate		11,030	0	817

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	19,513	0	44,657	0	64,170	0	0	0	64,170
2014	34,875	0	79,815	0	114,691	0	0	0	114,691
2015	88,024	0	201,450	0	289,474	0	0	0	289,474
2016	166,581	0	381,234	0	547,814	0	0	0	547,814
2017	146,182	0	334,550	0	480,732	0	0	0	480,732
2018	0	0	0	0	0	0	0	0	0

Sub-Total	455,175	0	1,041,705	0	1,496,881	0	0	0	1,496,881
Remainder	0	0	0	0	0	0	0	0	0
Total Future	455,175	0	1,041,705	0	1,496,881	0	0	0	1,496,881

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	64,170	64,170	57,363
2014	0	0	0	0	0	114,691	178,860	93,777
2015	71,657	0	0	0	71,657	217,817	396,678	159,515
2016	211,764	0	0	0	211,764	336,050	732,728	226,018
2017	211,764	0	0	0	211,764	268,968	1,001,695	163,753
2018	0	0	0	0	0	0	1,001,695	0

Sub-Total	495,185	0	0	0	495,185	1,001,695		700,426
Remainder	0	0	0	0	0	0	1,001,695	0
Total Future	495,185	0	0	0	495,185	1,001,695		700,426

Life of evaluation is: 5.50 years.
Final production rate: 20.515 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 480

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 15395 #A-3 (10600’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000		0.37500000	110.04		3.41	8.00%	601,704
FINAL	0.50000000	0.37500000		0.37500000	110.04		3.41	10.00%	586,941
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS. OPEX INCLUDES ADMIN FEE. OTHER COSTS INCLUDE PHA FEES SUBJECT TO A MONTHLY MINIMUM.							15.00%	551,737
								20.00%	518,829
								25.00%	488,055

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	4,504	0	450	1,689	0	168	110.04	0.00	3.41
2014	1	923	0	92	346	0	34	110.04	0.00	3.41

Sub-Total		5,427	0	543	2,035	0	203	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,427	0	543	2,035	0	203	110.04	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.30%
Ultimate		5,427	0	543

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	185,866	0	574,249	0	760,115	0	0	0	760,115
2014	38,069	0	117,616	0	155,684	0	0	0	155,684

Sub-Total	223,935	0	691,865	0	915,799	0	0	0	915,799
Remainder	0	0	0	0	0	0	0	0	0
Total Future	223,935	0	691,865	0	915,799	0	0	0	915,799

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	123,696	0	75,000	0	198,696	561,418	561,418	498,800
2014	52,154	0	0	0	52,154	103,530	664,948	88,141

Sub-Total	175,851	0	75,000	0	250,851	664,948		586,941
Remainder	0	0	0	0	0	0	664,948	0
Total Future	175,851	0	75,000	0	250,851	664,948		586,941

Life of evaluation is: 1.75 years. Final production rate: 25.278 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 481

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 15395 #A-3 (10600’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000		0.37500000	110.04		3.41	8.00%	611,431
FINAL	0.50000000	0.37500000		0.37500000	110.04		3.41	10.00%	535,785
REMARKS	INCREMENTAL PROBABLE RESERVES. OPEX INCLUDES ADMIN FEE. OTHER COSTS INCLUDE PHA FEES SUBJECT TO A MONTHLY MINIMUM.							15.00%	374,304
								20.00%	246,083
								25.00%	144,658

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	-4,504	0	-450	-1,689	0	-168	110.04	0.00	3.41
2014	0	-923	0	-92	-346	0	-34	110.04	0.00	3.41
2015	1	3,559	0	356	1,335	0	133	110.04	0.00	3.41
2016	1	6,703	0	670	2,514	0	251	110.04	0.00	3.41
2017	1	2,623	0	262	984	0	98	110.04	0.00	3.41

Sub-Total		7,459	0	746	2,797	0	279	110.04	0.00	3.41
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		7,459	0	746	2,797	0	279	110.04	0.00	3.41

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.30%
Ultimate		7,459	0	746

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	-185,866	0	-574,249	0	-760,115	0	0	0	-760,115
2014	-38,069	0	-117,616	0	-155,684	0	0	0	-155,684
2015	146,869	0	453,765	0	600,634	0	0	0	600,634
2016	276,597	0	854,569	0	1,131,166	0	0	0	1,131,166
2017	108,252	0	334,454	0	442,707	0	0	0	442,707

Sub-Total	307,784	0	950,924	0	1,258,708	0	0	0	1,258,708
Remainder	0	0	0	0	0	0	0	0	0
Total Future	307,784	0	950,924	0	1,258,708	0	0	0	1,258,708

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	-123,696	0	-75,000	0	-198,696	-561,418	-561,418	-498,800
2014	-52,154	0	0	0	-52,154	-103,530	-664,948	-88,141
2015	71,304	0	75,000	0	146,304	454,330	-210,619	325,299
2016	211,764	0	0	0	211,764	919,402	708,784	621,855
2017	158,823	0	0	0	158,823	283,884	992,667	175,572

Sub-Total	266,041	0	0	0	266,041	992,667		535,785
Remainder	0	0	0	0	0	0	992,667	0
Total Future	266,041	0	0	0	266,041	992,667		535,785

Life of evaluation is: 5.25 years.
Final production rate: 22.025 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 482

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT - MP 275 (ABAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-41,160
FINAL	0.50000000							10.00%	-38,976
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-34,024
								20.00%	-29,717
								25.00%	-25,970

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	51,234	0	51,234	-51,234	-51,234	-38,976

Sub-Total	0	0	51,234	0	51,234	-51,234		-38,976
Remainder	0	0	0	0	0	0	-51,234	0
Total Future	0	0	51,234	0	51,234	-51,234		-38,976

Life of evaluation is: 0.92 years.
Final production rate: 23.838 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 483

MAIN PASS BLOCK 275, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F ABANDONMENT - MP 275 (ABAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-69,302
FINAL	0.50000000							10.00%	-65,625
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-57,287
								20.00%	-50,036
								25.00%	-43,727

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	86,266	0	86,266	-86,266	-86,266	-65,625

Sub-Total	0	0	86,266	0	86,266	-86,266		-65,625
Remainder	0	0	0	0	0	0	-86,266	0
Total Future	0	0	86,266	0	86,266	-86,266		-65,625

Life of evaluation is: 1.75 years.
Final production rate: 27.638 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 484

FIELD SUMMARY
MISSISSIPPI CANYON BLOCK 357								TOTAL PROVED
								ALL CATEGORIES

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-1,990,184
FINAL								10.00%	-1,970,488
REMARKS								15.00%	-1,922,234
								20.00%	-1,875,353
								25.00%	-1,829,800

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		341,094	0	21,161
Ultimate		341,094	0	21,161

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	2,071,300	0	2,071,300	-2,071,300	-2,071,300	-1,970,488

Sub-Total	0	0	2,071,300	0	2,071,300	-2,071,300		-1,970,488
Remainder	0	0	0	0	0	0	-2,071,300	0
Total Future	0	0	2,071,300	0	2,071,300	-2,071,300		-1,970,488

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 485

FIELD SUMMARY
MISSISSIPPI CANYON BLOCK 357								PROVED
								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-1,990,184
FINAL								10.00%	-1,970,488
REMARKS								15.00%	-1,922,234
								20.00%	-1,875,353
								25.00%	-1,829,800

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		341,094	0	21,161
Ultimate		341,094	0	21,161

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	2,071,300	0	2,071,300	-2,071,300	-2,071,300	-1,970,488

Sub-Total	0	0	2,071,300	0	2,071,300	-2,071,300		-1,970,488
Remainder	0	0	0	0	0	0	-2,071,300	0
Total Future	0	0	2,071,300	0	2,071,300	-2,071,300		-1,970,488

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 486

FIELD SUMMARY
MISSISSIPPI CANYON BLOCK 357								PROVED
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 5.25 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 487

MISSISSIPPI CANYON BLOCK 357, LOUISIANA								GAS LEASE
APACHE - OPERATOR								PROVED
OCS 10988 #2 S/T (BUL 1 V-1)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.29593900							8.00%	-1,990,184
FINAL	0.29593900							10.00%	-1,970,488
REMARKS	WELL PRODUCING AT UNECONOMIC RATES. NO RESERVES ASSIGNED. ABANDONMENT SHOWN AS DEVELOPMENT COST IN 2012.							15.00%	-1,922,234
								20.00%	-1,875,353
								25.00%	-1,829,800

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		341,094	0	21,161
Ultimate		341,094	0	21,161

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	2,071,300	0	2,071,300	-2,071,300	-2,071,300	-1,970,488

Sub-Total	0	0	2,071,300	0	2,071,300	-2,071,300		-1,970,488
Remainder	0	0	0	0	0	0	-2,071,300	0
Total Future	0	0	2,071,300	0	2,071,300	-2,071,300		-1,970,488

Life of evaluation is: 0.00 years. Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 488

MISSISSIPPI CANYON BLOCK 357, LOUISIANA								GAS LEASE
APACHE - OPERATOR								PROVED
OCS 10988 #2 S/T (Q)								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.29593900							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	OPERATOR DOES NOT PLAN TO PURSUE. NO REMAINING RESERVES ASSIGNED.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years. Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 489

FIELD SUMMARY
MOBILE BLOCK 863								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-695,929
FINAL								10.00%	-682,260
REMARKS								15.00%	-649,342
								20.00%	-618,138
								25.00%	-588,552

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		393	0	35,095
Ultimate		393	0	35,095

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	753,650	0	753,650	-753,650	-753,650	-682,260

Sub-Total	0	0	753,650	0	753,650	-753,650		-682,260
Remainder	0	0	0	0	0	0	-753,650	0
Total Future	0	0	753,650	0	753,650	-753,650		-682,260

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 490

MOBILE BLOCK 863, LOUISIANA								GAS LEASE
MURPHY – OPERATOR								PROVED
OCS 05748 #3 (NORPHLET)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.17500000							8.00%	-695,929
FINAL	0.17500000							10.00%	-682,260
REMARKS	NO REMAINING RESERVES. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN 2013. VARIOUS WI FOR ABANDONMENT.							15.00%	-649,342
								20.00%	-618,138
								25.00%	-588,552

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		393	0	35,095
Ultimate		393	0	35,095

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	753,650	0	753,650	-753,650	-753,650	-682,260

Sub-Total	0	0	753,650	0	753,650	-753,650		-682,260
Remainder	0	0	0	0	0	0	-753,650	0
Total Future	0	0	753,650	0	753,650	-753,650		-682,260

Life of evaluation is: 0.00 years. Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 491

FIELD SUMMARY
MOUND POINT								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-544,493
FINAL								10.00%	-539,104
REMARKS								15.00%	-525,902
								20.00%	-513,076
								25.00%	-500,613

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	566,685	0	566,685	-566,685	-566,685	-539,104

Sub-Total	0	0	566,685	0	566,685	-566,685		-539,104
Remainder	0	0	0	0	0	0	-566,685	0
Total Future	0	0	566,685	0	566,685	-566,685		-539,104

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 492

MOUND POINT, IBERIA PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
MOUND POINT SL 340 ABANDONMENT								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.18270000							8.00%	-544,493
FINAL	0.18270000							10.00%	-539,104
REMARKS	ABANDONMENT COST FOR #2, #3, AND #5 WELLS SHOWN AS DEVELOPMENT COST IN 2012. VARIOUS WI FOR ABANDONMENT.							15.00%	-525,902
								20.00%	-513,076
								25.00%	-500,613

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	566,685	0	566,685	-566,685	-566,685	-539,104

Sub-Total	0	0	566,685	0	566,685	-566,685		-539,104
Remainder	0	0	0	0	0	0	-566,685	0
Total Future	0	0	566,685	0	566,685	-566,685		-539,104

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 493

FIELD SUMMARY
MUSTANG ISLAND BLOCK 782								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-1,367,296
FINAL								10.00%	-1,340,439
REMARKS								15.00%	-1,275,766
								20.00%	-1,214,459
								25.00%	-1,156,332

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		139	0	649
Ultimate		139	0	649

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	1,480,700	0	1,480,700	-1,480,700	-1,480,700	-1,340,439

Sub-Total	0	0	1,480,700	0	1,480,700	-1,480,700		-1,340,439
Remainder	0	0	0	0	0	0	-1,480,700	0
Total Future	0	0	1,480,700	0	1,480,700	-1,480,700		-1,340,439

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 494

FIELD SUMMARY
MUSTANG ISLAND BLOCK 782								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-1,367,296
FINAL								10.00%	-1,340,439
REMARKS								15.00%	-1,275,766
								20.00%	-1,214,459
								25.00%	-1,156,332

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0.00	0.00	0.00	0.00
2013	0	0	0	0	0	0	0.00	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		134	0	498
Ultimate		134	0	498

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	1,480,700	0	1,480,700	-1,480,700	-1,480,700	-1,340,439

Sub-Total	0	0	1,480,700	0	1,480,700	-1,480,700		-1,340,439
Remainder	0	0	0	0	0	0	-1,480,700	0
Total Future	0	0	1,480,700	0	1,480,700	-1,480,700		-1,340,439

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 495

FIELD SUMMARY
MUSTANG ISLAND BLOCK 782								PROVED
								DEPLETED

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		5	0	151
Ultimate		5	0	151

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is:0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 496

FIELD SUMMARY
MUSTANG ISLAND BLOCK 782								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		92	0	402
Ultimate		92	0	402

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 497

MUSTANG ISLAND BLOCK 782,TEXAS
MCMORAN - OPERATOR
OCS 10147 #A-01 (4150’ STRINGERS)

								GAS LEASE
								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.67000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		5	0	151		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSESS, SHRINKAGE = 4.99%
Ultimate		5	0	151

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 498

MUSTANG ISLAND BLOCK 782, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 10147 #A-02 (AMPH B)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.67000000							8.00%	-1,367,296
FINAL	0.67000000							10.00%	-1,340,439
REMARKS	WELL PRODUCING AT UNECONOMIC RATES. ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN 2013.							15.00%	-1,275,766
								20.00%	-1,214,459
								25.00%	-1,156,332

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		134	0	498		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.99%
Ultimate		134	0	498

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	1,480,700	0	1,480,700	-1,480,700	-1,480,700	-1,340,439

Sub-Total	0	0	1,480,700	0	1,480,700	-1,480,700		-1,340,439
Remainder	0	0	0	0	0	0	-1,480,700	0
Total Future	0	0	1,480,700	0	1,480,700	-1,480,700		-1,340,439

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 499

MUSTANG ISLAND BLOCK 782, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 10147 # A-02 (AMPH B)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.67000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	PROBABLE RESERVES DELETED AT 1/2012 DUE TO PERFORMANCE.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		92	0	402		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.99%
Ultimate		92	0	402

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 500

FIELD SUMMARY
MYETTE PT NE								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	1,308,326
FINAL								10.00%	1,360,959
REMARKS								15.00%	1,450,872
								20.00%	1,495,570
								25.00%	1,508,708

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	8,137	0	526	3,166	0	205	111.54	0.00	3.42
2013	2	13,631	0	882	5,304	0	343	111.54	0.00	3.42
2014	2	10,867	0	703	4,229	0	273	111.54	0.00	3.42
2015	2	8,665	0	560	3,372	0	218	111.54	0.00	3.42
2016	2	6,928	0	448	2,696	0	174	111.54	0.00	3.42
2017	2	2,431	0	157	946	0	61	111.54	0.00	3.42
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		50,659	0	3,276	19,713	0	1,275	111.54	0.00	3.42
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		50,659	0	3,276	19,713	0	1,275	111.54	0.00	3.42

Cumulative		1,159,543	0	40,759
Ultimate		1,210,202	0	44,034

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	353,158	0	701,299	0	1,054,458	44,145	0	30,321	979,991
2013	591,657	0	1,174,592	0	1,766,250	73,957	0	50,785	1,641,508
2014	471,683	0	936,073	0	1,407,756	58,960	0	40,472	1,308,323
2015	376,108	0	746,130	0	1,122,237	47,013	0	32,260	1,042,964
2016	300,686	0	596,293	0	896,979	37,586	0	25,781	833,612
2017	105,511	0	209,185	0	314,696	13,189	0	9,044	292,463
2018	0	0	0	0	0	0	0	0	0

Sub-Total	2,198,804	0	4,363,572	0	6,562,376	274,850	0	188,664	6,098,862
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,198,804	0	4,363,572	0	6,562,376	274,850	0	188,664	6,098,862

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	357,074	9,800	0	0	366,874	613,117	613,117	598,377
2013	705,590	16,415	0	0	722,005	919,503	1,532,620	834,878
2014	696,637	13,083	0	0	709,720	598,603	2,131,223	492,338
2015	689,507	10,430	0	0	699,937	343,027	2,474,251	255,751
2016	683,883	8,336	0	0	692,219	141,393	2,615,644	95,899
2017	278,270	2,925	0	0	281,195	11,268	2,626,912	7,103
2018	0	0	1,663,990	0	1,663,990	-1,663,990	962,922	-923,387

Sub-Total	3,410,961	60,989	1,663,990	0	5,135,940	962,922		1,360,959
Remainder	0	0	0	0	0	0	962,922	0
Total Future	3,410,961	60,989	1,663,990	0	5,135,940	962,922		1,360,959

Life of summary is: 4.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 501

MYETTE PT NW, ST. MARY PARISH, LOUISIANA								GAS LEASE
HUNT OIL COMPANY - OPERATOR								PROVED
SL 14519 #1 (L-1 B)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.38913525		0.38913525	111.54		3.42	8.00%	1,872,225
FINAL	0.50000000	0.38913525		0.38913525	111.54		3.42	10.00%	1,808,477
REMARKS								15.00%	1,663,619
								20.00%	1,536,908
								25.00%	1,425,596

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	3,527	0	235	1,372	0	91	111.54	0.00	3.42
2013	1	5,840	0	389	2,272	0	151	111.54	0.00	3.42
2014	1	4,582	0	305	1,783	0	119	111.54	0.00	3.42
2015	1	3,595	0	240	1,399	0	93	111.54	0.00	3.42
2016	1	2,827	0	188	1,100	0	73	111.54	0.00	3.42
2017	1	980	0	65	381	0	25	111.54	0.00	3.42

Sub-Total		21,350	0	1,423	8,308	0	554	111.54	0.00	3.42
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		21,350	0	1,423	8,308	0	554	111.54	0.00	3.42

Cumulative		99,166	0	8,209
Ultimate		120,516	0	9,633

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	153,066	0	313,164	0	466,230	19,133	0	13,540	433,557
2013	253,463	0	518,572	0	772,035	31,683	0	22,421	717,931
2014	198,866	0	406,869	0	605,735	24,858	0	17,591	563,285
2015	156,029	0	319,228	0	475,257	19,504	0	13,802	441,951
2016	122,716	0	251,071	0	373,787	15,340	0	10,855	347,592
2017	42,550	0	87,054	0	129,604	5,319	0	3,764	120,521

Sub-Total	926,690	0	1,895,957	0	2,822,648	115,836	0	81,974	2,624,838
Remainder	0	0	0	0	0	0	0	0	0
Total Future	926,690	0	1,895,957	0	2,822,648	115,836	0	81,974	2,624,838

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	48,505	4,336	0	0	52,841	380,716	380,716	371,492
2013	92,965	7,179	0	0	100,145	617,786	998,502	560,456
2014	88,772	5,633	0	0	94,405	468,880	1,467,382	385,101
2015	85,483	4,420	0	0	89,902	352,049	1,819,431	261,780
2016	82,924	3,476	0	0	86,400	261,192	2,080,623	175,826
2017	33,314	1,205	0	0	34,519	86,002	2,166,625	53,823

Sub-Total	431,964	26,248	0	0	458,212	2,166,625		1,808,477
Remainder	0	0	0	0	0	0	2,166,625	0
Total Future	431,964	26,248	0	0	458,212	2,166,625		1,808,477

Life of evaluation is: 4.92 years. Final production rate: 9.125 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 502

MYETTE PT NW, ST. MARY PARISH, LOUISIANA								GAS LEASE
HUNT OIL COMPANY - OPERATOR								PROVED
SL 14520 #2 (L 1 B)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.38913525		0.38913525	111.54		3.42	8.00%	2,564,095
FINAL	0.50000000	0.38913525		0.38913525	111.54		3.42	10.00%	2,473,101
REMARKS								15.00%	2,266,831
								20.00%	2,087,037
								25.00%	1,929,641

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,610	0	291	1,794	0	113	111.54	0.00	3.42
2013	1	7,792	0	492	3,032	0	192	111.54	0.00	3.42
2014	1	6,286	0	397	2,446	0	155	111.54	0.00	3.42
2015	1	5,070	0	320	1,973	0	125	111.54	0.00	3.42
2016	1	4,100	0	259	1,596	0	101	111.54	0.00	3.42
2017	1	1,451	0	92	564	0	36	111.54	0.00	3.42

Sub-Total		29,309	0	1,853	11,405	0	721	111.54	0.00	3.42
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		29,309	0	1,853	11,405	0	721	111.54	0.00	3.42

Cumulative		688,766	0	24,702
Ultimate		718,074	0	26,554

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	200,093	0	388,135	0	588,228	25,012	0	16,781	546,435
2013	338,194	0	656,021	0	994,215	42,274	0	28,364	923,577
2014	272,817	0	529,204	0	802,021	34,102	0	22,881	745,038
2015	220,078	0	426,902	0	646,980	27,510	0	18,458	601,013
2016	177,970	0	345,222	0	523,192	22,246	0	14,926	486,020
2017	62,961	0	122,131	0	185,092	7,870	0	5,280	171,941

Sub-Total	1,272,114	0	2,467,615	0	3,739,728	159,014	0	106,690	3,474,024
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,272,114	0	2,467,615	0	3,739,728	159,014	0	106,690	3,474,024

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	51,319	5,464	0	0	56,784	489,651	489,651	477,754
2013	98,125	9,236	0	0	107,360	816,217	1,305,868	740,250
2014	93,364	7,450	0	0	100,815	644,223	1,950,091	528,939
2015	89,524	6,010	0	0	95,535	505,478	2,455,569	375,728
2016	86,458	4,860	0	0	91,319	394,701	2,850,271	265,581
2017	34,631	1,719	0	0	36,350	135,591	2,985,862	84,850

Sub-Total	453,422	34,740	0	0	488,162	2,985,862		2,473,101
Remainder	0	0	0	0	0	0	2,985,862	0
Total Future	453,422	34,740	0	0	488,162	2,985,862		2,473,101

Life of evaluation is: 4.92 years.

Final production rate: 9.125 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 503

MYETTE PT NW, ST. MARY PARISH, LOUISIANA								GAS LEASE
HUNT OIL COMPANY - OPERATOR								PROVED
SL 14914 #3 (L-2B / PLAN 6)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.34421160							8.00%	0
FINAL	0.34421160							10.00%	0
REMARKS	PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		371,612	0	7,847
Ultimate		371,612	0	7,847

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 3.308 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 504

MYETTE PT NW, ST. MARY PARISH, LOUISIANA								GAS LEASE
HUNT OIL COMPANY - OPERATOR								PROVED
MYETTE PT NW FIXED & ABAN COSTS (FIXED & ABAND)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000							8.00%	-3,127,994
FINAL	0.50000000							10.00%	-2,920,619
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR FOLLOWING END OF FIELD LIFE.							15.00%	-2,479,578
								20.00%	-2,128,375
								25.00%	-1,846,529

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
Year						Annual	Cumulative
2012	257,250	0	0	0	257,250	-257,250	-257,250	-250,869
2013	514,500	0	0	0	514,500	-514,500	-771,750	-465,828
2014	514,500	0	0	0	514,500	-514,500	-1,286,250	-421,702
2015	514,500	0	0	0	514,500	-514,500	-1,800,750	-381,756
2016	514,500	0	0	0	514,500	-514,500	-2,315,250	-345,508
2017	210,325	0	0	0	210,325	-210,325	-2,525,575	-131,570
2018	0	0	1,663,990	0	1,663,990	-1,663,990	-4,189,565	-923,387

Sub-Total	2,525,575	0	1,663,990	0	4,189,565	-4,189,565		-2,920,619
Remainder	0	0	0	0	0	0	-4,189,565	0
Total Future	2,525,575	0	1,663,990	0	4,189,565	-4,189,565		-2,920,619

Life of evaluation is: 4.92 years.
Final production rate: 8.190 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 505

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK 883L/899L								TOTAL PROVED
								ALL CATEGORIES

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	872,542
FINAL								10.00%	856,864
REMARKS								15.00%	811,891
								20.00%	762,530
								25.00%	712,169

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,864	0	104	2,372	0	28	92.46	0.00	3.46
2013	1	14,891	0	175	3,985	0	47	92.46	0.00	3.46
2014	1	11,915	0	140	3,189	0	38	92.46	0.00	3.46
2015	1	9,533	0	112	2,551	0	30	92.46	0.00	3.46
2016	1	21,117	0	1,408	5,651	0	377	92.46	0.00	3.46
2017	1	975	0	65	261	0	17	92.46	0.00	3.46
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		67,294	0	2,005	18,010	0	536	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		67,294	0	2,005	18,010	0	536	92.46	0.00	3.46

Cumulative		376,293	0	13,769
Ultimate		443,587	0	15,774

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	219,334	0	96,464	0	315,798	10,089	0	7,235	298,474
2013	368,485	0	162,062	0	530,547	16,950	0	12,155	501,442
2014	294,833	0	129,669	0	424,502	13,562	0	9,725	401,215
2015	235,902	0	103,751	0	339,654	10,852	0	7,781	321,021
2016	522,536	0	1,302,279	0	1,824,815	24,037	0	97,671	1,703,107
2017	24,116	0	60,101	0	84,217	1,109	0	4,508	78,600
2018	0	0	0	0	0	0	0	0	0

Sub-Total	1,665,206	0	1,854,326	0	3,519,532	76,599	0	139,074	3,303,858
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,665,206	0	1,854,326	0	3,519,532	76,599	0	139,074	3,303,858

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	126,000	8,954	0	0	134,954	163,520	163,520	159,605
2013	252,000	15,043	0	0	267,043	234,398	397,918	212,936
2014	252,000	12,036	0	0	264,036	137,178	535,096	112,952
2015	252,000	9,631	0	0	261,631	59,390	594,486	44,441
2016	252,000	51,093	61,250	0	364,343	1,338,764	1,933,251	906,604
2017	40,318	2,358	0	0	42,676	35,924	1,969,174	22,776
2018	0	0	1,058,750	0	1,058,750	-1,058,750	910,424	-602,449

Sub-Total	1,174,318	99,116	1,120,000	0	2,393,434	910,424		856,864
Remainder	0	0	0	0	0	0	910,424	0
Total Future	1,174,318	99,116	1,120,000	0	2,393,434	910,424		856,864

Life of summary is: 4.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 506

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK 883L/899L								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	234,563
FINAL								10.00%	255,269
REMARKS								15.00%	294,304
								20.00%	319,159
								25.00%	333,720

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,864	0	104	2,372	0	28	92.46	0.00	3.46
2013	1	14,891	0	175	3,985	0	47	92.46	0.00	3.46
2014	1	11,915	0	140	3,189	0	38	92.46	0.00	3.46
2015	1	9,533	0	112	2,551	0	30	92.46	0.00	3.46
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		45,203	0	532	12,098	0	142	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		45,203	0	532	12,098	0	142	92.46	0.00	3.46

Cumulative		364,584	0	12,978
Ultimate		409,787	0	13,510

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	219,334	0	96,464	0	315,798	10,089	0	7,235	298,474
2013	368,485	0	162,062	0	530,547	16,950	0	12,155	501,442
2014	294,833	0	129,669	0	424,502	13,562	0	9,725	401,215
2015	235,902	0	103,751	0	339,654	10,852	0	7,781	321,021
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	1,118,554	0	491,946	0	1,610,500	51,454	0	36,896	1,522,151
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,118,554	0	491,946	0	1,610,500	51,454	0	36,896	1,522,151

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	126,000	8,954	0	0	134,954	163,520	163,520	159,605
2013	252,000	15,043	0	0	267,043	234,398	397,918	212,936
2014	252,000	12,036	0	0	264,036	137,178	535,096	112,952
2015	252,000	9,631	0	0	261,631	59,390	594,486	44,441
2016	0	0	0	0	0	0	594,486	0
2017	0	0	0	0	0	0	594,486	0
2018	0	0	482,698	0	482,698	-482,698	111,788	-274,664

Sub-Total	882,000	45,665	482,698	0	1,410,363	111,788		255,269
Remainder	0	0	0	0	0	0	111,788	0
Total Future	882,000	45,665	482,698	0	1,410,363	111,788		255,269

Life of summary is: 3.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 507

FIELD SUMMARY								PROVED
NORTH PADRE ISLAND BLOCK 883L/899L								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	637,979
FINAL								10.00%	601,595
REMARKS								15.00%	517,587
								20.00%	443,371
								25.00%	378,449

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	1	21,117	0	1,408	5,651	0	377	92.46	0.00	3.46
2017	1	975	0	65	261	0	17	92.46	0.00	3.46
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		22,091	0	1,473	5,912	0	394	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		22,091	0	1,473	5,912	0	394	92.46	0.00	3.46

Cumulative		0	0	0
Ultimate		22,091	0	1,473

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	522,536	0	1,302,279	0	1,824,815	24,037	0	97,671	1,703,107
2017	24,116	0	60,101	0	84,217	1,109	0	4,508	78,600
2018	0	0	0	0	0	0	0	0	0

Sub-Total	546,652	0	1,362,380	0	1,909,032	25,146	0	102,179	1,781,707
Remainder	0	0	0	0	0	0	0	0	0
Total Future	546,652	0	1,362,380	0	1,909,032	25,146	0	102,179	1,781,707

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	252,000	51,093	61,250	0	364,343	1,338,764	1,338,764	906,604
2017	40,318	2,358	0	0	42,676	35,924	1,374,688	22,776
2018	0	0	576,052	0	576,052	-576,052	798,636	-327,784

Sub-Total	292,318	53,451	637,302	0	983,071	798,636		601,595
Remainder	0	0	0	0	0	0	798,636	0
Total Future	292,318	53,451	637,302	0	983,071	798,636		601,595

Life of summary is: 4.75 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 508

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK 883L/899L								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		11,709	0	792
Ultimate		11,709	0	792

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
Year						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 509

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK 883L/899L								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	418,838
FINAL								10.00%	382,350
REMARKS								15.00%	304,694
								20.00%	243,100
								25.00%	194,185

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	3,281	0	219	878	0	59	92.46	0.00	3.46
2017	1	6,742	0	449	1,804	0	120	92.46	0.00	3.46

Sub-Total		10,024	0	668	2,683	0	179	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,024	0	668	2,683	0	179	92.46	0.00	3.46

Cumulative		0	0	0
Ultimate		10,024	0	668

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	81,193	0	202,351	0	283,543	3,735	0	15,176	264,632
2017	166,843	0	415,810	0	582,653	7,675	0	31,186	543,792

Sub-Total	248,035	0	618,161	0	866,196	11,410	0	46,362	808,424
Remainder	0	0	0	0	0	0	0	0	0
Total Future	248,035	0	618,161	0	866,196	11,410	0	46,362	808,424

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	7,939	0	0	7,939	256,693	256,693	167,497
2017	179,905	16,314	0	0	196,219	347,573	604,266	214,853

Sub-Total	179,905	24,253	0	0	204,158	604,266		382,350
Remainder	0	0	0	0	0	0	604,266	0
Total Future	179,905	24,253	0	0	204,158	604,266		382,350

Life of summary is: 5.38 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 510

FIELD SUMMARY								POSSIBLE
NORTH PADRE ISLAND BLOCK 883L/899L								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	419,972
FINAL								10.00%	380,884
REMARKS								15.00%	298,677
								20.00%	234,579
								25.00%	184,520

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	1,857	0	124	497	0	33	92.46	0.00	3.46
2017	1	5,235	0	349	1,401	0	93	92.46	0.00	3.46
2018	1	2,793	0	186	748	0	50	92.46	0.00	3.46

Sub-Total		9,885	0	659	2,646	0	176	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		9,885	0	659	2,646	0	176	92.46	0.00	3.46

Cumulative		0	0	0
Ultimate		9,885	0	659

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	45,956	0	114,533	0	160,489	2,114	0	8,590	149,785
2017	129,543	0	322,850	0	452,393	5,959	0	24,214	422,220
2018	69,118	0	172,258	0	241,377	3,179	0	12,919	225,278

Sub-Total	244,617	0	609,642	0	854,259	11,252	0	45,723	797,284
Remainder	0	0	0	0	0	0	0	0	0
Total Future	244,617	0	609,642	0	854,259	11,252	0	45,723	797,284

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	4,494	0	0	4,494	145,292	145,292	94,379
2017	31,433	12,667	0	0	44,099	378,121	523,413	230,417
2018	119,575	6,758	0	0	126,333	98,945	622,358	56,088
Sub-Total	151,008	23,919	0	0	174,926	622,358		380,884
Remainder	0	0	0	0	0	0	622,358	0
Total Future	151,008	23,919	0	0	174,926	622,358		380,884

Life of summary is: 5.98 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 511

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
APACHE SHELF, INC. - OPERATOR								PROVED
SL 96146 #3L (MARG TEX 1A)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000	0.26763000		0.26763000	92.46		3.46	8.00%	1,215,227
FINAL	0.35000000	0.26763000		0.26763000	92.46		3.46	10.00%	1,181,428
REMARKS								15.00%	1,103,000
								20.00%	1,032,404
								25.00%	968,712

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,864	0	104	2,372	0	28	92.46	0.00	3.46
2013	1	14,891	0	175	3,985	0	47	92.46	0.00	3.46
2014	1	11,915	0	140	3,189	0	38	92.46	0.00	3.46
2015	1	9,533	0	112	2,551	0	30	92.46	0.00	3.46

Sub-Total		45,203	0	532	12,098	0	142	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		45,203	0	532	12,098	0	142	92.46	0.00	3.46

Cumulative		314,460	0	6,050
Ultimate		359,663	0	6,581

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES-$
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	219,334	0	96,464	0	315,798	10,089	0	7,235	298,474
2013	368,485	0	162,062	0	530,547	16,950	0	12,155	501,442
2014	294,833	0	129,669	0	424,502	13,562	0	9,725	401,215
2015	235,902	0	103,751	0	339,654	10,852	0	7,781	321,021

Sub-Total	1,118,554	0	491,946	0	1,610,500	51,454	0	36,896	1,522,151
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,118,554	0	491,946	0	1,610,500	51,454	0	36,896	1,522,151

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	15,750	8,954	0	0	24,704	273,770	273,770	267,120
2013	31,500	15,043	0	0	46,543	454,898	728,668	412,577
2014	31,500	12,036	0	0	43,536	357,678	1,086,346	293,681
2015	31,500	9,631	0	0	41,131	279,890	1,366,236	208,050

Sub-Total	110,250	45,665	0	0	155,915	1,366,236		1,181,428
Remainder	0	0	0	0	0	0	1,366,236	0
Total Future	110,250	45,665	0	0	155,915	1,366,236		1,181,428

Life of evaluation is: 3.50 years.
Final production rate: 8.349 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 512

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROVED
SL 96146 #3L (MARG TEX 1B)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000	0.26763000		0.26763000	92.46		3.46	8.00%	1,189,526
FINAL	0.35000000	0.26763000		0.26763000	92.46		3.46	10.00%	1,099,800
REMARKS								15.00%	904,618
	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							20.00%	744,807
								25.00%	613,827

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	1	21,117	0	1,408	5,651	0	377	92.46	0.00	3.46
2017	1	975	0	65	261	0	17	92.46	0.00	3.46

Sub-Total		22,091	0	1,473	5,912	0	394	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		22,091	0	1,473	5,912	0	394	92.46	0.00	3.46

Cumulative		0	0	0
Ultimate		22,091	0	1,473

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	522,536	0	1,302,279	0	1,824,815	24,037	0	97,671	1,703,107
2017	24,116	0	60,101	0	84,217	1,109	0	4,508	78,600

Sub-Total	546,652	0	1,362,380	0	1,909,032	25,146	0	102,179	1,781,707
Remainder	0	0	0	0	0	0	0	0	0
Total Future	546,652	0	1,362,380	0	1,909,032	25,146	0	102,179	1,781,707

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	31,500	51,093	61,250	0	143,843	1,559,264	1,559,264	1,054,679
2017	5,040	2,358	0	0	7,398	71,202	1,630,466	45,121

Sub-Total	36,540	53,451	61,250	0	151,241	1,630,466		1,099,800
Remainder	0	0	0	0	0	0	1,630,466	0
Total Future	36,540	53,451	61,250	0	151,241	1,630,466		1,099,800
Life of evaluation is: 4.67 years.
Final production rate: 25.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 513

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
HYDRO - OPERATOR								PROBABLE
SL 96146 #3L (MARG TEX 1B)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000	0.26763000		0.26763000	92.46		3.46	8.00%	524,261
FINAL	0.35000000	0.26763000		0.26763000	92.46		3.46	10.00%	477,778
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	379,145
								20.00%	301,250
								25.00%	239,654

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	3,281	0	219	878	0	59	92.46	0.00	3.46
2017	1	6,742	0	449	1,804	0	120	92.46	0.00	3.46

Sub-Total		10,024	0	668	2,683	0	179	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,024	0	668	2,683	0	179	92.46	0.00	3.46

Cumulative		0	0	0
Ultimate		10,024	0	668

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	81,193	0	202,351	0	283,543	3,735	0	15,176	264,632
2017	166,843	0	415,810	0	582,653	7,675	0	31,186	543,792

Sub-Total	248,035	0	618,161	0	866,196	11,410	0	46,362	808,424
Remainder	0	0	0	0	0	0	0	0	0
Total Future	248,035	0	618,161	0	866,196	11,410	0	46,362	808,424

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	7,939	0	0	7,939	256,693	256,693	167,497
2017	22,590	16,314	0	0	38,904	504,889	761,582	310,281

Sub-Total	22,590	24,253	0	0	46,843	761,582		477,778
Remainder	0	0	0	0	0	0	761,582	0
Total Future	22,590	24,253	0	0	46,843	761,582		477,778
Life of evaluation is: 5.38 years.

Final production rate: 25.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 514

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
HYDRO - OPERATOR								POSSIBLE
SL 96146 #3L (MARG TEX 1B)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000	0.26763000		0.26763000	92.46		3.46	8.00%	504,032
FINAL	0.35000000	0.26763000		0.26763000	92.46		3.46	10.00%	455,986
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	355,390
								20.00%	277,458
								25.00%	216,980

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	1,857	0	124	497	0	33	92.46	0.00	3.46
2017	1	5,235	0	349	1,401	0	93	92.46	0.00	3.46
2018	1	2,793	0	186	748	0	50	92.46	0.00	3.46

Sub-Total		9,885	0	659	2,646	0	176	92.46	0.00	3.46
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		9,885	0	659	2,646	0	176	92.46	0.00	3.46

Cumulative		0	0	0
Ultimate		9,885	0	659

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	45,956	0	114,533	0	160,489	2,114	0	8,590	149,785
2017	129,543	0	322,850	0	452,393	5,959	0	24,214	422,220
2018	69,118	0	172,258	0	241,377	3,179	0	12,919	225,278

Sub-Total	244,617	0	609,642	0	854,259	11,252	0	45,723	797,284
Remainder	0	0	0	0	0	0	0	0	0
Total Future	244,617	0	609,642	0	854,259	11,252	0	45,723	797,284

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	4,494	0	0	4,494	145,292	145,292	94,379
2017	3,870	12,667	0	0	16,537	405,684	550,976	246,461
2018	14,947	6,758	0	0	21,705	203,573	754,548	115,145

Sub-Total	18,817	23,919	0	0	42,736	754,548		455,986
Remainder	0	0	0	0	0	0	754,548	0
Total Future	18,817	23,919	0	0	42,736	754,548		455,986

Life of evaluation is: 5.98 years.
Final production rate: 25.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 515

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROVED
SL 96146 #3U (TOP FRIO)								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	0
FINAL	0.35000000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		11,709	0	792
Ultimate		11,709	0	792

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 516

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROVED
SL 96146 #A-1 (TOP FRIO)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	0
FINAL	0.35000000							10.00%	0
REMARKS	PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		43,399	0	6,680
Ultimate		43,399	0	6,680

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 517

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROVED
SL 96146 #A-2 (MARG TEX 1A)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	0
FINAL	0.35000000							10.00%	0
REMARKS	PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		6,725	0	248
Ultimate		6,725	0	248

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.
Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 518

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROVED
P/F EXPENSES - NPI 883 (FIXED COSTS)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	-980,664
FINAL	0.35000000							10.00%	-926,159
REMARKS								15.00%	-808,696
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE. VARIOUS WI FOR ABANDONMENT.							20.00%	-713,246
								25.00%	-634,992

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	110,250	0	0	0	110,250	-110,250	-110,250	-107,515
2013	220,500	0	0	0	220,500	-220,500	-330,750	-199,641
2014	220,500	0	0	0	220,500	-220,500	-551,250	-180,729
2015	220,500	0	0	0	220,500	-220,500	-771,750	-163,610
2016	0	0	0	0	0	0	-771,750	0
2017	0	0	0	0	0	0	-771,750	0
2018	0	0	482,698	0	482,698	-482,698	-1,254,448	-274,664

Sub-Total	771,750	0	482,698	0	1,254,448	-1,254,448		-926,159
Remainder	0	0	0	0	0	0	-1,254,448	0
Total Future	771,750	0	482,698	0	1,254,448	-1,254,448		-926,159

Life of evaluation is: 3.50 years.

Final production rate: 8.584 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 519

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROVED
P/F EXPENSES - NPI 883 (FIXED COSTS)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	-551,547
FINAL	0.35000000							10.00%	-498,205
REMARKS								15.00%	-387,030
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE. VARIOUS WI FOR ABANDONMENT.							20.00%	-301,436
								25.00%	-235,378

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	220,500	0	0	0	220,500	-220,500	-220,500	-148,075
2017	35,278	0	0	0	35,278	-35,278	-255,778	-22,345
2018	0	0	576,052	0	576,052	-576,052	-831,830	-327,784

Sub-Total	255,778	0	576,052	0	831,830	-831,830		-498,205
Remainder	0	0	0	0	0	0	-831,830	0
Total Future	255,778	0	576,052	0	831,830	-831,830		-498,205

Life of evaluation is: 4.75 years.

Final production rate:  9.261 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 520

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
MARINER - OPERATOR								PROBABLE
P/F EXPENSES - NPI883 (FIXED COSTS)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	-105,423
FINAL	0.35000000							10.00%	-95,428
REMARKS								15.00%	-74,451
								20.00%	-58,150
								25.00%	-45,469

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	157,315	0	0	0	157,315	-157,315	-157,315	-95,428

Sub-Total	157,315	0	0	0	157,315	-157,315		-95,428
Remainder	0	0	0	0	0	0	-157,315	0
Total Future	157,315	0	0	0	157,315	-157,315		-95,428

Life of evaluation is: 5.38 years. Final production rate: 13.988 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 521

NORTH PADRE ISLAND BLOCK 883L/899L, KLEBERG COUNTY, TEXAS								GAS LEASE
HYDRO - OPERATOR								POSSIBLE
P/F EXPENSES - NPI 883 (FIXED COSTS)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.35000000							8.00%	-84,060
FINAL	0.35000000							10.00%	-75,102
REMARKS								15.00%	-56,713
								20.00%	-42,880
								25.00%	-32,460

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	27,563	0	0	0	27,563	-27,563	-27,563	-16,044
2018	104,628	0	0	0	104,628	-104,628	-132,191	-59,058

Sub-Total	132,191	0	0	0	132,191	-132,191		-75,102
Remainder	0	0	0	0	0	0	-132,191	0
Total Future	132,191	0	0	0	132,191	-132,191		-75,102

Life of evaluation is: 5.98 years. Final production rate: 20.475 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 522

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK A-009								TOTAL PROVED
								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL								8.00%	-2,162,081
FINAL								10.00%	-2,072,165
REMARKS								15.00%	-1,862,529
								20.00%	-1,672,835
								25.00%	-1,501,132

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	28	0	649	11	0	254	97.34	0.00	3.11
2013	2	0	0	320	0	0	124	0.00	0.00	3.10
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		28	0	969	11	0	378	97.34	0.00	3.11
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		28	0	969	11	0	378	97.34	0.00	3.11

Cumulative		1,655	0	20,019
Ultimate		1,682	0	20,988

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,112	0	790,079	0	791,191	0	0	0	791,191
2013	0	0	383,454	0	383,454	0	0	0	383,454
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	1,112	0	1,173,533	0	1,174,645	0	0	0	1,174,645
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,112	0	1,173,533	0	1,174,645	0	0	0	1,174,645

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	535,715	0	0	0	535,715	255,476	255,476	250,487
2013	343,114	0	0	0	343,114	40,341	295,817	37,768
2014	0	0	2,856,000	0	2,856,000	-2,856,000	-2,560,183	-2,360,419
2015	0	0	0	0	0	0	-2,560,183	0

Sub-Total	878,828	0	2,856,000	0	3,734,828	-2,560,183		-2,072,165
Remainder	0	0	0	0	0	0	-2,560,183	0
Total Future	878,828	0	2,856,000	0	3,734,828	-2,560,183		-2,072,165

Life of evaluation is: 3.42 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 523

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK A-009								PROVED
								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	-2,162,081
FINAL								10.00%	-2,072,165
REMARKS								15.00%	-1,862,529
								20.00%	-1,672,835
								25.00%	-1,501,132

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	3	28	0	649	11	0	254	97.34	0.00	3.11
2013	2	0	0	320	0	0	124	0.00	0.00	3.10
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		28	0	969	11	0	378	97.34	0.00	3.11
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		28	0	969	11	0	378	97.34	0.00	3.11

Cumulative		1,230	0	7,977
Ultimate		1,258	0	8,946

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,112	0	790,079	0	791,191	0	0	0	791,191
2013	0	0	383,454	0	383,454	0	0	0	383,454
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	1,112	0	1,173,533	0	1,174,645	0	0	0	1,174,645
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,112	0	1,173,533	0	1,174,645	0	0	0	1,174,645

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	535,715	0	0	0	535,715	255,476	255,476	250,487
2013	343,114	0	0	0	343,114	40,341	295,817	37,768
2014	0	0	2,856,000	0	2,856,000	-2,856,000	-2,560,183	-2,360,419
2015	0	0	0	0	0	0	-2,560,183	0

Sub-Total	878,828	0	2,856,000	0	3,734,828	-2,560,183		-2,072,165
Remainder	0	0	0	0	0	0	-2,560,183	0
Total Future	878,828	0	2,856,000	0	3,734,828	-2,560,183		-2,072,165

Life of summary is: 3.42 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 524

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK A-009								PROVED
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 525

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK A-009								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		425	0	12,042
Ultimate		425	0	12,042

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 526

FIELD SUMMARY
NORTH PADRE ISLAND BLOCK A-009								PROBABLE
								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	110,968
FINAL								10.00%	108,627
REMARKS								15.00%	102,985
								20.00%	97,634
								25.00%	92,556

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	518	0	0	213	0.00	0.00	3.11

Sub-Total		0	0	518	0	0	213	0.00	0.00	3.11
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	518	0	0	213	0.00	0.00	3.11

Cumulative		0	0	0
Ultimate		0	0	518

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	664,412	0	664,412	0	0	0	664,412

Sub-Total	0	0	664,412	0	664,412	0	0	0	664,412
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	664,412	0	664,412	0	0	0	664,412

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	365,067	0	178,500	0	543,567	120,846	120,846	108,627

Sub-Total	365,067	0	178,500	0	543,567	120,846		108,627
Remainder	0	0	0	0	0	0	120,846	0
Total Future	365,067	0	178,500	0	543,567	120,846		108,627

Life of summary is: 1.25 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 527

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 18863 #A-01 (B1 SAND)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.51000000	0.41480000		0.41480000	97.34		3.11	8.00%	97,552
FINAL	0.51000000	0.41480000		0.41480000	97.34		3.11	10.00%	97,227
REMARKS								15.00%	96,425
								20.00%	95,636
								25.00%	94,861

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	28	0	138	11	0	57	97.34	0.00	3.11

Sub-Total		28	0	138	11	0	57	97.34	0.00	3.11
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		28	0	138	11	0	57	97.34	0.00	3.11

Cumulative		1,215	0	6,626		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.62%
Ultimate		1,242	0	6,764

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,112	0	176,712	0	177,824	0	0	0	177,824

Sub-Total	1,112	0	176,712	0	177,824	0	0	0	177,824
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,112	0	176,712	0	177,824	0	0	0	177,824

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	78,951	0	0	0	78,951	98,873	98,873	97,227

Sub-Total	78,951	0	0	0	78,951	98,873		97,227
Remainder	0	0	0	0	0	0	98,873	0
Total Future	78,951	0	0	0	78,951	98,873		97,227

Life of evaluation is: 0.51 years.

Final production rate: 9.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 528

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 18863 #A-01 (B6 SAND)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME -$ COMPOUNDED MONTHLY
INITIAL	0.51000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC WITH FIXED COSTS. PROVED RESERVES DOWNGRADED TO PROBABLE AND ADDED TO PROBABLE INCREMENTAL RESERVES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.62%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 90.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 529

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 18863 #A-01 (B6 SAND)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.51000000			0.41480000			3.11	8.00%	243,716
FINAL	0.51000000			0.41480000			3.11	10.00%	238,549
REMARKS	DEVELOPMENT COST IS FOR RECOMPLETION. RESERVES INCLUDE UNECONOMIC PROVED RESERVES PLUS INCREMENTAL PROBABLE RESERVES.							15.00%	226,123
								20.00%	214,370
								25.00%	203,250

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	1	0	0	518	0	0	213	0.00	0.00	3.11

Sub-Total		0	0	518	0	0	213	0.00	0.00	3.11
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	518	0	0	213	0.00	0.00	3.11

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.62%
Ultimate		0	0	518

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	664,412	0	664,412	0	0	0	664,412

Sub-Total	0	0	664,412	0	664,412	0	0	0	664,412
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	664,412	0	664,412	0	0	0	664,412

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	220,328	0	178,500	0	398,828	265,584	265,584	238,549

Sub-Total	220,328	0	178,500	0	398,828	265,584		238,549
Remainder	0	0	0	0	0	0	265,584	0
Total Future	220,328	0	178,500	0	398,828	265,584		238,549

Life of evaluation is: 1.25 years.

Final production rate: 20.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 530

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 18863 #A-02 (TEX-L3)								DEPLETED

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.51000000							8.00%	0
FINAL	0.51000000							10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total	0	0	0	0	0	0	0	0.00	0.00	0.00
Remainder	0	0	0	0	0	0	0	0.00	0.00	0.00
Total Future	0	0	0	0	0	0	0	0.00	0.00	0.00

Cumulative	425		0	12,042		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.62%
Ultimate	425		0	12,042

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 531

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 18863 #A-02 (TEX L-2)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.51000000	0.38930000		0.38930000	97.34		3.11	8.00%	385,063
FINAL	0.51000000	0.38930000		0.38930000	97.34		3.11	10.00%	382,050
REMARKS								15.00%	374,684
								20.00%	367,549
								25.00%	360,636

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	333	0	0	129	0.00	0.00	3.11
2013	1	0	0	195	0	0	75	0.00	0.00	3.11

Sub-Total		0	0	528	0	0	204	0.00	0.00	3.11
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	528	0	0	204	0.00	0.00	3.11

Cumulative		15	0	545		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.62%
Ultimate		15	0	1,073

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	401,291	0	401,291	0	0	0	401,291
2013	0	0	234,914	0	234,914	0	0	0	234,914

Sub-Total	0	0	636,205	0	636,205	0	0	0	636,205
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	636,205	0	636,205	0	0	0	636,205

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	145,981	0	0	0	145,981	255,310	255,310	249,407
2013	92,710	0	0	0	92,710	142,203	397,513	132,643

Sub-Total	238,691	0	0	0	238,691	397,513		382,050
Remainder	0	0	0	0	0	0	397,513	0
Total Future	238,691	0	0	0	238,691	397,513		382,050

Life of evaluation is: 0.92 years.

Final production rate: 20.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 532

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 18863 #A-02 (TEX L-1)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	0.51000000							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	RECOMPLETION IS UNECONOMIC WITH FIXED COSTS.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.62%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 60.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 533

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 23132 #B-01 (DISC 2)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.51000000			0.38930000			3.09	8.00%	193,651
FINAL	0.51000000			0.38930000			3.09	10.00%	192,033
REMARKS								15.00%	188,081
								20.00%	184,256
								25.00%	180,553

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	0	0	178	0	0	69	0.00	0.00	3.09
2013	1	0	0	125	0	0	48	0.00	0.00	3.09

Sub-Total		0	0	303	0	0	117	0.00	0.00	3.09
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	303	0	0	117	0.00	0.00	3.09

Cumulative		0	0	806		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 1.02%
Ultimate		0	0	1,108

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	212,075	0	212,075	0	0	0	212,075
2013	0	0	148,541	0	148,541	0	0	0	148,541

Sub-Total	0	0	360,616	0	360,616	0	0	0	360,616
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	360,616	0	360,616	0	0	0	360,616

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	92,102	0	0	0	92,102	119,973	119,973	117,108
2013	68,170	0	0	0	68,170	80,371	200,344	74,926

Sub-Total	160,272	0	0	0	160,272	200,344		192,033
Remainder	0	0	0	0	0	0	200,344	0
Total Future	160,272	0	0	0	160,272	200,344		192,033

Life of evaluation is: 0.92 years.

Final production rate: 10.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 534

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROVED
P/F EXPENSES- NPI A-09 (FIXED & ABAND)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.51000000							8.00%	-2,838,348
FINAL	0.51000000							10.00%	-2,743,476
REMARKS								15.00%	-2,521,719
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN THE YEAR FOLLOWING PRODUCTIVE LIFE.							20.00%	-2,320,276
								25.00%	-2,137,182

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Prodwucts	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	218,680	0	0	0	218,680	-218,680	-218,680	-213,255
2013	182,233	0	0	0	182,233	-182,233	-400,913	-169,801
2014	0	0	2,856,000	0	2,856,000	-2,856,000	-3,256,913	-2,360,419
2015	0	0	0	0	0	0	-3,256,913	0

Sub-Total	400,913	0	2,856,000	0	3,256,913	-3,256,913		-2,743,476
Remainder	0	0	0	0	0	0	-3,256,913	0
Total Future	400,913	0	2,856,000	0	3,256,913	-3,256,913		-2,743,476

Life of evaluation is: 3.42 years.

Final production rate: 5.824 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 535

NORTH PADRE ISLAND BLOCK A-009, TEXAS								GAS LEASE
MCMORAN - OPERATOR								PROBABLE
P/F EXPENSES- NPI A-09 (FIXED COSTS)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.51000000							8.00%	-132,749
FINAL	0.51000000							10.00%	-129,922
REMARKS								15.00%	-123,138
								20.00%	-116,736
								25.00%	-110,694

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	144,739	0	0	0	144,739	-144,739	-144,739	-129,922

Sub-Total	144,739	0	0	0	144,739	-144,739		-129,922
Remainder	0	0	0	0	0	0	-144,739	0
Total Future	144,739	0	0	0	144,739	-144,739		-129,922

Life of evaluation is: 1.25 years.

Final production rate: 10.342 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 536

FIELD SUMMARY
OUTSIDE ISLAND (LIBERTY CANAL)								PROVED
								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	311,550
FINAL								10.00%	312,957
REMARKS								15.00%	315,376
								20.00%	316,423
								25.00%	316,316

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,635	0	159	1,278	0	44	111.79	0.00	3.44
2013	1	8,053	0	277	2,220	0	76	111.79	0.00	3.44
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		12,688	0	436	3,499	0	120	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		12,688	0	436	3,499	0	120	111.79	0.00	3.44

Cumulative		630,380	0	14,484
Ultimate		643,068	0	14,921

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	142,874	0	151,201	0	294,075	17,859	0	6,503	269,712
2013	248,219	0	262,686	0	510,905	31,027	0	11,298	468,579
2014	0	0	0	0	0	0	0	0	0

Sub-Total	391,092	0	413,887	0	804,980	48,887	0	17,802	738,291
Remainder	0	0	0	0	0	0	0	0	0
Total Future	391,092	0	413,887	0	804,980	48,887	0	17,802	738,291

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	78,750	809	0	0	79,559	190,153	190,153	185,543
2013	157,500	1,406	0	0	158,906	309,673	499,826	280,904
2014	0	0	196,875	0	196,875	-196,875	302,951	-153,491

Sub-Total	236,250	2,215	196,875	0	435,340	302,951		312,957
Remainder	0	0	0	0	0	0	302,951	0
Total Future	236,250	2,215	196,875	0	435,340	302,951		312,957

Life of summary is: 1.51 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 537

FIELD SUMMARY
OUTSIDE ISLAND (LIBERTY CANAL)
								PROBABLE
								UNDEVELOPED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	9,312,477
FINAL								10.00%	8,907,964
REMARKS								15.00%	7,975,049
								20.00%	7,143,828
								25.00%	6,402,771

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	282,979	0	5,426	78,028	0	1,496	111.79	0.00	3.44
2015	1	43,046	0	957	11,869	0	264	111.79	0.00	3.44

Sub-Total		326,025	0	6,383	89,897	0	1,760	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		326,025	0	6,383	89,897	0	1,760	111.79	0.00	3.44

Cumulative		0	0	0
Ultimate		326,025	0	6,383

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	8,722,483	0	5,148,601	0	13,871,084	1,090,310	0	221,447	12,559,326
2015	1,326,825	0	907,592	0	2,234,417	165,853	0	39,037	2,029,527

Sub-Total	10,049,308	0	6,056,193	0	16,105,500	1,256,163	0	260,484	14,588,853
Remainder	0	0	0	0	0	0	0	0	0
Total Future	10,049,308	0	6,056,193	0	16,105,500	1,256,163	0	260,484	14,588,853

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	133,742	37,678	3,243,750	0	3,415,170	9,144,156	9,144,156	7,374,429
2015	34,646	6,089	0	0	40,735	1,988,792	11,132,948	1,533,535

Sub-Total	168,388	43,767	3,243,750	0	3,455,905	11,132,948		8,907,964
Remainder	0	0	0	0	0	0	11,132,948	0
Total Future	168,388	43,767	3,243,750	0	3,455,905	11,132,948		8,907,964

Life of summary is: 2.73 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 538

FIELD SUMMARY
OUTSIDE ISLAND (LIBERTY CANAL)								POSSIBLE
								UNDEVELOPED

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	655,491
FINAL								10.00%	621,831
REMARKS								15.00%	545,284
								20.00%	478,451
								25.00%	420,064

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	3,238	0	72	893	0	20	111.79	0.00	3.44
2015	1	14,222	0	316	3,922	0	87	111.79	0.00	3.44

Sub-Total		17,460	0	388	4,814	0	107	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		17,460	0	388	4,814	0	107	111.79	0.00	3.44

Cumulative		0	0	0
Ultimate		17,460	0	388

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	99,799	0	68,266	0	168,065	12,475	0	2,936	152,654
2015	438,383	0	299,868	0	738,251	54,798	0	12,898	670,556

Sub-Total	538,182	0	368,135	0	906,317	67,273	0	15,834	823,210
Remainder	0	0	0	0	0	0	0	0	0
Total Future	538,182	0	368,135	0	906,317	67,273	0	15,834	823,210

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	458	0	0	458	152,196	152,196	120,474
2015	10,577	2,012	0	0	12,588	657,967	810,164	501,357

Sub-Total	10,577	2,470	0	0	13,046	810,164		621,831
Remainder	0	0	0	0	0	0	810,164	0
Total Future	10,577	2,470	0	0	13,046	810,164		621,831

Life of summary is: 2.79 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 539

OUTSIDE ISLAND (LIBERTY CANAL), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROVED
JASON GUIDRY 28 #1 (TRAHAN A FB A)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000	0.27573630		0.27573630	111.79		3.44	8.00%	311,550
FINAL	0.37500000	0.27573630		0.27573630	111.79		3.44	10.00%	312,957
REMARKS								15.00%	315,376
	DECLINE FORECAST. ABANDONMENT COST SHOWN AS DEVELOPMENT COST IN 2014.							20.00%	316,423
								25.00%	316,316

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,635	0	159	1,278	0	44	111.79	0.00	3.44
2013	1	8,053	0	277	2,220	0	76	111.79	0.00	3.44
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		12,688	0	436	3,499	0	120	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		12,688	0	436	3,499	0	120	111.79	0.00	3.44

Cumulative		630,380	0	14,484
Ultimate		643,068	0	14,921

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	142,874	0	151,201	0	294,075	17,859	0	6,503	269,712
2013	248,219	0	262,686	0	510,905	31,027	0	11,298	468,579
2014	0	0	0	0	0	0	0	0	0

Sub-Total	391,092	0	413,887	0	804,980	48,887	0	17,802	738,291
Remainder	0	0	0	0	0	0	0	0	0
Total Future	391,092	0	413,887	0	804,980	48,887	0	17,802	738,291

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	78,750	809	0	0	79,559	190,153	190,153	185,543
2013	157,500	1,406	0	0	158,906	309,673	499,826	280,904
2014	0	0	196,875	0	196,875	-196,875	302,951	-153,491

Sub-Total	236,250	2,215	196,875	0	435,340	302,951		312,957
Remainder	0	0	0	0	0	0	302,951	0
Total Future	236,250	2,215	196,875	0	435,340	302,951		312,957

Life of evaluation is: 1.51 years.

Final production rate: 21.087 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 540

OUTSIDE ISLAND (LIBERTY CANAL), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROBABLE
JASON GUIDRY 28 #1ST (TRAHAN B FB B)								UNDEVELOPED

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas ($/Mcf)
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)
INITIAL	0.37500000	0.27573630		0.27573630	111.79		3.44	8.00%	2,819,171
FINAL	0.37500000	0.27573630		0.27573630	111.79		3.44	10.00%	2,711,673
REMARKS	DEVELOPMENT COST FOR SIDETRACK TO FB B.							15.00%	2,461,043
								20.00%	2,234,250
								25.00%	2,028,955

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	155,160	0	2,586	42,783	0	713	111.79	0.00	3.44

Sub-Total		155,160	0	2,586	42,783	0	713	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		155,160	0	2,586	42,783	0	713	111.79	0.00	3.44

Cumulative		0	0	0
Ultimate		155,160	0	2,586

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	4,782,611	0	2,453,598	0	7,236,208	597,826	0	105,532	6,532,850

Sub-Total	4,782,611	0	2,453,598	0	7,236,208	597,826	0	105,532	6,532,850
Remainder	0	0	0	0	0	0	0	0	0
Total Future	4,782,611	0	2,453,598	0	7,236,208	597,826	0	105,532	6,532,850

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	68,117	19,599	3,150,000	0	3,237,715	3,295,134	3,295,134	2,711,673

Sub-Total	68,117	19,599	3,150,000	0	3,237,715	3,295,134		2,711,673
Remainder	0	0	0	0	0	0	3,295,134	0
Total Future	68,117	19,599	3,150,000	0	3,237,715	3,295,134		2,711,673

Life of evaluation is: 2.03 years.

Final production rate: 300.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 541

OUTSIDE ISLAND (LIBERTY CANAL), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								PROBABLE
JASON GUIDRY 28 #1ST (TRAHAN A FB B)								UNDEVELOPED

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000	0.27573630		0.27573630	111.79		3.44	8.00%	6,493,306
FINAL	0.37500000	0.27573630		0.27573630	111.79		3.44	10.00%	6,196,292
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	5,514,006
								20.00%	4,909,578
								25.00%	4,373,816

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	127,819	0	2,840	35,244	0	783	111.79	0.00	3.44
2015	1	43,046	0	957	11,869	0	264	111.79	0.00	3.44

Sub-Total		170,865	0	3,797	47,114	0	1,047	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		170,865	0	3,797	47,114	0	1,047	111.79	0.00	3.44

Cumulative		0	0	0
Ultimate		170,865	0	3,797

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXESA - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	3,939,873	0	2,695,003	0	6,634,875	492,484	0	115,915	6,026,476
2015	1,326,825	0	907,592	0	2,234,417	165,853	0	39,037	2,029,527

Sub-Total	5,266,697	0	3,602,595	0	8,869,292	658,337	0	154,952	8,056,003
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,266,697	0	3,602,595	0	8,869,292	658,337	0	154,952	8,056,003

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	65,625	18,079	93,750	0	177,454	5,849,022	5,849,022	4,662,756
2015	34,646	6,089	0	0	40,735	1,988,792	7,837,814	1,533,535

Sub-Total	100,271	24,168	93,750	0	218,189	7,837,814		6,196,292
Remainder	0	0	0	0	0	0	7,837,814	0
Total Future	100,271	24,168	93,750	0	218,189	7,837,814		6,196,292

Life of evaluation is: 2.73 years.

Final production rate: 300.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 542

OUTSIDE ISLAND (LIBERTY CANAL), VERMILION PARISH, LOUISIANA								GAS LEASE
DAVIS PETROLEUM CORP - OPERATOR								POSSIBLE
JASON GUIDRY 28 #1ST (TRAHAN A FB B)								UNDEVELOPED

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.37500000	0.27573630		0.27573630	111.79		3.44	8.00%	655,491
FINAL	0.37500000	0.27573630		0.27573630	111.79		3.44	10.00%	621,831
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	545,284
								20.00%	478,451
								25.00%	420,064

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	3,238	0	72	893	0	20	111.79	0.00	3.44
2015	1	14,222	0	316	3,922	0	87	111.79	0.00	3.44

Sub-Total		17,460	0	388	4,814	0	107	111.79	0.00	3.44
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		17,460	0	388	4,814	0	107	111.79	0.00	3.44

Cumulative		0	0	0
Ultimate		17,460	0	388

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	99,799	0	68,266	0	168,065	12,475	0	2,936	152,654
2015	438,383	0	299,868	0	738,251	54,798	0	12,898	670,556

Sub-Total	538,182	0	368,135	0	906,317	67,273	0	15,834	823,210
Remainder	0	0	0	0	0	0	0	0	0
Total Future	538,182	0	368,135	0	906,317	67,273	0	15,834	823,210

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	458	0	0	458	152,196	152,196	120,474
2015	10,577	2,012	0	0	12,588	657,967	810,164	501,357

Sub-Total	10,577	2,470	0	0	13,046	810,164		621,831
Remainder	0	0	0	0	0	0	810,164	0
Total Future	10,577	2,470	0	0	13,046	810,164		621,831

Life of summary is: 2.79 years.

Final production rate: 300.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 543

FIELD SUMMARY
OUTSIDE ISLAND (ZIGLER CANAL)								PROVED
								SHUT-IN
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		61,650	0	3,456
Ultimate		61,650	0	3,456

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 2.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 544

OUTSIDE ISLAND (ZIGLER CANAL), VERMILION PARISH, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
VPSB #1 ST2 (ZIGLER CANAL) (13400’ SAND)								SHUT-IN

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.36311280		0.36311280	0.00		0.00	8.00%	0
FINAL	0.50000000	0.36311280		0.36311280	0.00		0.00	10.00%	0
REMARKS	ABANDONMENT COMPLETED PRIOR TO 7-1-2012.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative			61,650	0	3,456	(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 7.99%
Ultimate			61,650	0	3,456

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 2.50 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 545

FIELD SUMMARY
RICEVILLE								PROVED
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	634,418
FINAL								10.00%	616,680
REMARKS								15.00%	575,455
								20.00%	538,273
								25.00%	504,672

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	11,742	0	628	514	0	28	111.66	0.00	3.67
2013	1	20,276	0	1,092	888	0	48	111.66	0.00	3.67
2014	1	16,838	0	916	737	0	40	111.66	0.00	3.67
2015	1	13,706	0	753	600	0	33	111.66	0.00	3.67
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		62,562	0	3,390	2,740	0	148	111.66	0.00	3.67
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		62,562	0	3,390	2,740	0	148	111.66	0.00	3.67

Cumulative		402,225	0	20,783
Ultimate		464,788	0	24,173

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	57,427	0	100,954	0	158,380	7,178	0	4,070	147,132
2013	99,166	0	175,634	0	274,800	12,396	0	7,082	255,322
2014	82,350	0	147,325	0	229,674	10,294	0	5,940	213,440
2015	67,034	0	121,125	0	188,159	8,379	0	4,884	174,896
2016	0	0	0	0	0	0	0	0	0

Sub-Total	305,976	0	545,037	0	851,014	38,247	0	21,976	790,791
Remainder	0	0	0	0	0	0	0	0	0
Total Future	305,976	0	545,037	0	851,014	38,247	0	21,976	790,791

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	8,625	1,471	0	0	10,096	137,035	137,035	133,694
2013	17,250	2,553	0	0	19,803	235,519	372,554	213,526
2014	17,250	2,134	0	0	19,384	194,056	566,610	159,273
2015	16,836	1,749	0	0	18,585	156,311	722,921	116,257
2016	0	0	9,480	0	9,480	-9,480	713,441	-6,070

Sub-Total	59,961	7,908	9,480	0	77,349	713,441		616,680
Remainder	0	0	0	0	0	0	713,441	0
Total Future	59,961	7,908	9,480	0	77,349	713,441		616,680

Life of summary is: 3.48 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 546

RICEVILLE, VERMILION PARISH, LOUISIANA								GAS LEASE
MURPHY EXPLORATION & PRODUCTIO - OPERATOR								PROVED
BAKER 1 STK 3 (MIOGYP RA SUA 402)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.05750000	0.04380000		0.04380000	111.66		3.67	8.00%	634,418
FINAL	0.05750000	0.04380000		0.04380000	111.66		3.67	10.00%	616,680
REMARKS								15.00%	575,455
	ABANDONMENT SHOWN AS DEVELOPMENT COST IN 2016.							20.00%	538,273
								25.00%	504,672

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	11,742	0	628	514	0	28	111.66	0.00	3.67
2013	1	20,276	0	1,092	888	0	48	111.66	0.00	3.67
2014	1	16,838	0	916	737	0	40	111.66	0.00	3.67
2015	1	13,706	0	753	600	0	33	111.66	0.00	3.67
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		62,562	0	3,390	2,740	0	148	111.66	0.00	3.67
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		62,562	0	3,390	2,740	0	148	111.66	0.00	3.67

Cumulative		402,225	0	20,783
Ultimate		464,788	0	24,173

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	57,427	0	100,954	0	158,380	7,178	0	4,070	147,132
2013	99,166	0	175,634	0	274,800	12,396	0	7,082	255,322
2014	82,350	0	147,325	0	229,674	10,294	0	5,940	213,440
2015	67,034	0	121,125	0	188,159	8,379	0	4,884	174,896
2016	0	0	0	0	0	0	0	0	0

Sub-Total	305,976	0	545,037	0	851,014	38,247	0	21,976	790,791
Remainder	0	0	0	0	0	0	0	0	0
Total Future	305,976	0	545,037	0	851,014	38,247	0	21,976	790,791

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	8,625	1,471	0	0	10,096	137,035	137,035	133,694
2013	17,250	2,553	0	0	19,803	235,519	372,554	213,526
2014	17,250	2,134	0	0	19,384	194,056	566,610	159,273
2015	16,836	1,749	0	0	18,585	156,311	722,921	116,257
2016	0	0	9,480	0	9,480	-9,480	713,441	-6,070

Sub-Total	59,961	7,908	9,480	0	77,349	713,441		616,680
Remainder	0	0	0	0	0	0	713,441	0
Total Future	59,961	7,908	9,480	0	77,349	713,441		616,680

Life of evaluation is: 3.48 years.

Final production rate: 58.854 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 547

FIELD SUMMARY
ROANOKE E								PROVED
								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	923,342
FINAL								10.00%	914,755
REMARKS								15.00%	893,310
								20.00%	871,989
								25.00%	850,890

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	1,896	7,642	316	711	2,149	105	111.19	53.74	3.29
2013	1	3,448	13,900	574	1,293	3,909	192	111.19	53.74	3.29
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		5,344	21,541	890	2,004	6,058	297	111.19	53.74	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,344	21,541	890	2,004	6,058	297	111.19	53.74	3.29

Cumulative		689,835	363,809	54,877
Ultimate		695,179	385,350	55,767

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	79,046	115,490	346,872	0	541,408	9,881	1,929	15,591	514,007
2013	143,781	210,071	630,943	0	984,794	17,973	3,509	28,360	934,952
2014	0	0	0	0	0	0	0	0	0

Sub-Total	222,827	325,561	977,815	0	1,526,202	27,853	5,439	43,951	1,448,959
Remainder	0	0	0	0	0	0	0	0	0
Total Future	222,827	325,561	977,815	0	1,526,202	27,853	5,439	43,951	1,448,959

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	108,334	5,159	0	0	113,493	400,514	400,514	390,719
2013	216,607	9,385	0	0	225,991	708,961	1,109,475	642,509
2014	0	0	151,959	0	151,959	-151,959	957,516	-118,472

Sub-Total	324,940	14,544	151,959	0	491,443	957,516		914,755
Remainder	0	0	0	0	0	0	957,516	0
Total Future	324,940	14,544	151,959	0	491,443	957,516		914,755

Life of summary is: 1.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 548

FIELD SUMMARY
ROANOKE E								PROBABLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	518,689
FINAL								10.00%	498,658
REMARKS								15.00%	452,092
								20.00%	410,122
								25.00%	372,270

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	111.19	53.74	3.29
2013	0	0	0	0	0	0	0	111.19	53.74	3.29
2014	1	3,071	12,379	511	1,152	3,482	171	111.19	53.74	3.29
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		3,071	12,379	511	1,152	3,482	171	111.19	53.74	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,071	12,379	511	1,152	3,482	171	111.19	53.74	3.29

Cumulative		0	0	0
Ultimate		3,071	12,379	511

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0		0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	128,054	187,092	561,928	0	877,073	16,007	3,125	25,258	832,684
2015	0	0	0	0	0	0	0	0	0

Sub-Total	128,054	187,092	561,928	0	877,073	16,007	3,125	25,258	832,683
Remainder	0	0	0	0	0	0	0	0	0
Total Future	128,054	187,092	561,928	0	877,073	16,007	3,125	25,258	832,683

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	216,540	8,358	0	0	224,898	607,785	607,785	498,658
2015	0	0	0	0	0	0	607,785	0

Sub-Total	216,540	8,358	0	0	224,898	607,785		498,658
Remainder	0	0	0	0	0	0	607,785	0
Total Future	216,540	8,358	0	0	224,898	607,785		498,658
Life of summary is: 2.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 549

FIELD SUMMARY
ROANOKE E								POSSIBLE
								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	407,968
FINAL								10.00%	384,513
REMARKS								15.00%	331,794
								20.00%	286,534
								25.00%	247,646

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	2,735	11,025	455	1,026	3,101	152	111.19	53.74	3.29

Sub-Total		2,735	11,025	455	1,026	3,101	152	111.19	53.74	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		2,735	11,025	455	1,026	3,101	152	111.19	53.74	3.29

Cumulative		0	0	0
Ultimate		2,735	11,025	455

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	114,047	166,627	500,462	0	781,136	14,256	2,784	22,495	741,601

Sub-Total	114,047	166,627	500,462	0	781,136	14,256	2,784	22,495	741,601
Remainder	0	0	0	0	0	0	0	0	0
Total Future	114,047	166,627	500,462	0	781,136	14,256	2,784	22,495	741,601

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	216,481	7,444	0	0	223,925	517,676	517,676	384,513

Sub-Total	216,481	7,444	0	0	223,925	517,676		384,513
Remainder	0	0	0	0	0	0	517,676	0
Total Future	216,481	7,444	0	0	223,925	517,676		384,513

Life of summary is: 3.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 550

ROANOKE E, JEFFERSON DAVIS PARISH, LOUISIANA								GAS LEASE
PXP LOUISIANA LIMITED LIABILIT - OPERATOR								PROVED
HBY RA SUB BRIESKE 1 1453								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.49226990							8.00%	0
FINAL	0.00000000							10.00%	0
REMARKS	WELL PRODUCING AT UNECONOMIC RATES.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		162,981	303,234	13,284		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.01%
Ultimate		162,981	303,234	13,284

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 0.00 years.

Final production rate: 0.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 551

ROANOKE E, JEFFERSON DAVIS PARISH, LOUISIANA								GAS LEASE
PXP LOUISIANA LIMITED LIABILIT - OPERATOR								PROVED
HBY RA SUJ SIMON 1 1455 (HACKBERRY)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)
INITIAL	0.50000000	0.37500000	0.37500000	0.37500000	111.19	53.74	3.29	8.00%	923,342
FINAL	0.50000000	0.37500000	0.37500000	0.37500000	111.19	53.74	3.29	10.00%	914,755
REMARKS								15.00%	893,310
	ABANDONMENT SHOWN AS DEVELOPMENT COST IN 2014. VARIOUS WI FOR ABANDONMENT.							20.00%	871,989
								25.00%	850,890

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	1,896	7,642	316	711	2,149	105	111.19	53.74	3.29
2013	1	3,448	13,900	574	1,293	3,909	192	111.19	53.74	3.29
2014	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		5,344	21,541	890	2,004	6,058	297	111.19	53.74	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		5,344	21,541	890	2,004	6,058	297	111.19	53.74	3.29

Cumulative		526,854	60,575	41,593		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.01%
Ultimate		532,198	82,116	42,483

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./Other	Gas	PRODUCTION TAXES - $
2012	79,046	115,490	346,872	0	541,408	9,881	1,929	15,591	514,007
2013	143,781	210,071	630,943	0	984,794	17,973	3,509	28,360	934,952
2014	0	0	0	0	0	0	0	0	0

Sub-Total	222,827	325,561	977,815	0	1,526,202	27,853	5,439	43,951	1,448,959
Remainder	0	0	0	0	0	0	0	0	0
Total Future	222,827	325,561	977,815	0	1,526,202	27,853	5,439	43,951	1,448,959

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	108,334	5,159	0	0	113,493	400,514	400,514	390,719
2013	216,607	9,385	0	0	225,991	708,961	1,109,475	642,509
2014	0	0	151,959	0	151,959	-151,959	957,516	-118,472

Sub-Total	324,940	14,544	151,959	0	491,443	957,516		914,755
Remainder	0	0	0	0	0	0	957,516	0
Total Future	324,940	14,544	151,959	0	491,443	957,516		914,755

Life of evaluation is: 1.50 years. Final production rate: 45.164 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 552

ROANOKE E, JEFFERSON DAVIS PARISH, LOUISIANA								GAS LEASE
PXP LOUISIANA LIMITED LIABILIT - OPERATOR								PROBABLE
HBY RA SUJ SIMON 1 1455 (HACKBERRY)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000	0.37500000	0.37500000	111.19	53.74	3.29	8.00%	518,689
FINAL	0.50000000	0.37500000	0.37500000	0.37500000	111.19	53.74	3.29	10.00%	498,658
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	452,092
								20.00%	410,122
								25.00%	372,270

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	111.19	53.74	3.29
2013	0	0	0	0	0	0	0	111.19	53.74	3.29
2014	1	3,071	12,379	511	1,152	3,482	171	111.19	53.74	3.29
2015	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		3,071	12,379	511	1,152	3,482	171	111.19	53.74	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		3,071	12,379	511	1,152	3,482	171	111.19	53.74	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.01%
Ultimate		3,071	12,379	511

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	128,054	187,092	561,928	0	877,073	16,007	3,125	25,258	832,684
2015	0	0	0	0	0	0	0	0	0

Sub-Total	128,054	187,092	561,928	0	877,073	16,007	3,125	25,258	832,683
Remainder	0	0	0	0	0	0	0	0	0
Total Future	128,054	187,092	561,928	0	877,073	16,007	3,125	25,258	832,683

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
						Annual	Cumulative
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	216,540	8,358	0	0	224,898	607,785	607,785	498,658
2015	0	0	0	0	0	0	607,785	0

Sub-Total	216,540	8,358	0	0	224,898	607,785		498,658
Remainder	0	0	0	0	0	0	607,785	0
Total Future	216,540	8,358	0	0	224,898	607,785		498,658

Life of evaluation is: 2.50 years.

Final production rate: 40.224 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 553

ROANOKE E, JEFFERSON DAVIS PARISH, LOUISIANA								GAS LEASE
PXP LOUISIANA LIMITED LIABILIT-OPERATOR								POSSIBLE
HBY RA SUJ SIMON 1 1455 (HACKBERRY)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	0.50000000	0.37500000	0.37500000	0.37500000	111.19	53.74	3.29	8.00%	407,968
FINAL	0.50000000	0.37500000	0.37500000	0.37500000	111.19	53.74	3.29	10.00%	384,513
REMARKS	INCREMENTAL POSSIBLE RESERVES.							15.00%	331,794
								20.00%	286,534
								25.00%	247,646

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	1	2,735	11,025	455	1,026	3,101	152	111.19	53.74	3.29

Sub-Total		2,735	11,025	455	1,026	3,101	152	111.19	53.74	3.29
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		2,735	11,025	455	1,026	3,101	152	111.19	53.74	3.29

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 11.01%
Ultimate		2,735	11,025	455

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	114,047	166,627	500,462	0	781,136	14,256	2,784	22,495	741,601

Sub-Total	114,047	166,627	500,462	0	781,136	14,256	2,784	22,495	741,601
Remainder	0	0	0	0	0	0	0	0	0
Total Future	114,047	166,627	500,462	0	781,136	14,256	2,784	22,495	741,601

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	216,481	7,444	0	0	223,925	517,676	517,676	384,513

Sub-Total	216,481	7,444	0	0	223,925	517,676		384,513
Remainder	0	0	0	0	0	0	517,676	0
Total Future	216,481	7,444	0	0	223,925	517,676		384,513

Life of evaluation is: 3.50 years.

Final production rate: 35.824 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 554

FIELD SUMMARY								TOTAL PROVED
SHIP SHOAL BLOCK 058								ALL CATEGORIES
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-625,038
FINAL								10.00%	-459,403
REMARKS								15.00%	-112,671
								20.00%	153,425
								25.00%	355,064

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	24,527	0	551	17,432	0	312	109.83	0.00	3.37
2013	2	31,610	0	402	22,363	0	228	109.83	0.00	3.37
2014	1	20,046	0	9	14,099	0	5	109.83	0.00	3.37
2015	1	11,560	0	5	8,131	0	3	109.83	0.00	3.37
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		87,743	0	967	62,024	0	548	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		87,743	0	967	62,024	0	548	109.83	0.00	3.37

Cumulative		623,478	0	844
Ultimate		711,221	0	1,811

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,914,598	0	1,052,600	0	2,967,198	0	0	0	2,967,198
2013	2,456,189	0	767,140	0	3,223,329	0	0	0	3,223,329
2014	1,548,545	0	17,221	0	1,565,766	0	0	0	1,565,766
2015	893,024	0	9,931	0	902,955	0	0	0	902,955
2016	0	0	0	0	0	0	0	0	0

Sub-Total	6,812,357	0	1,846,893	0	8,659,249	0	0	0	8,659,249
Remainder	0	0	0	0	0	0	0	0	0
Total Future	6,812,357	0	1,846,893	0	8,659,249	0	0	0	8,659,249

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	898,930	0	1,866,000	0	2,764,930	202,268	202,268	151,455
2013	1,522,625	0	0	0	1,522,625	1,700,704	1,902,972	1,572,753
2014	1,284,471	0	0	0	1,284,471	281,296	2,184,268	232,091
2015	852,726	0	0	0	852,726	50,230	2,234,498	38,195
2016	0	0	3,715,000	0	3,715,000	-3,715,000	-1,480,502	-2,453,896

Sub-Total	4,558,752	0	5,581,000	0	10,139,752	-1,480,502		-459,403
Remainder	0	0	0	0	0	0	-1,480,502	0
Total Future	4,558,752	0	5,581,000	0	10,139,752	-1,480,502		-459,403
Life of summary is: 3.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 555

FIELD SUMMARY								PROVED
SHIP SHOAL BLOCK 058								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-480,406
FINAL								10.00%	-334,671
REMARKS								15.00%	-25,901
								20.00%	216,276
								25.00%	405,129

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	13,638	0	6	9,592	0	3	109.83	0.00	3.37
2013	1	23,799	0	11	16,739	0	6	109.83	0.00	3.37
2014	1	20,046	0	9	14,099	0	5	109.83	0.00	3.37
2015	1	11,560	0	5	8,131	0	3	109.83	0.00	3.37
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		69,043	0	32	48,560	0	18	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		69,043	0	32	48,560	0	18	109.83	0.00	3.37

Cumulative		623,478	0	844
Ultimate		692,521	0	876

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	1,053,509	0	11,716	0	1,065,225	0	0	0	1,065,225
2013	1,838,474	0	20,446	0	1,858,919	0	0	0	1,858,919
2014	1,548,545	0	17,221	0	1,565,766	0	0	0	1,565,766
2015	893,024	0	9,931	0	902,955	0	0	0	902,955
2016	0	0	0	0	0	0	0	0	0

Sub-Total	5,333,552	0	59,314	0	5,392,866	0	0	0	5,392,866
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,333,552	0	59,314	0	5,392,866	0	0	0	5,392,866

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	396,957	0	0	0	396,957	668,269	668,269	651,075
2013	1,028,331	0	0	0	1,028,331	830,589	1,498,857	760,384
2014	1,284,471	0	0	0	1,284,471	281,296	1,780,153	232,091
2015	852,726	0	0	0	852,726	50,230	1,830,383	38,195
2016	0	0	3,052,691	0	3,052,691	-3,052,691	-1,222,308	-2,016,417

Sub-Total	3,562,483	0	3,052,691	0	6,615,175	-1,222,308		-334,671
Remainder	0	0	0	0	0	0	-1,222,308	0
Total Future	3,562,483	0	3,052,691	0	6,615,175	-1,222,308		-334,671

Life of summary is: 3.17 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 556

FIELD SUMMARY								PROVED
SHIP SHOAL BLOCK 058								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	-144,632
FINAL								10.00%	-124,731
REMARKS								15.00%	-86,770
								20.00%	-62,851
								25.00%	-50,065

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	10,889	0	544	7,840	0	309	109.83	0.00	3.37
2013	1	7,811	0	391	5,624	0	221	109.83	0.00	3.37
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		18,700	0	935	13,464	0	530	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		18,700	0	935	13,464	0	530	109.83	0.00	3.37

Cumulative		0	0	0
Ultimate		18,700	0	935

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	861,089	0	1,040,884	0	1,901,973	0	0	0	1,901,973
2013	617,716	0	746,694	0	1,364,410	0	0	0	1,364,410
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0

Sub-Total	1,478,804	0	1,787,578	0	3,266,383	0	0	0	3,266,383
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,478,804	0	1,787,578	0	3,266,383	0	0	0	3,266,383

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	501,973	0	1,866,000	0	2,367,973	-466,000	-466,000	-499,620
2013	494,295	0	0	0	494,295	870,115	404,115	812,369
2014	0	0	0	0	0	0	404,115	0
2015	0	0	0	0	0	0	404,115	0
2016	0	0	662,309	0	662,309	-662,309	-258,194	-437,480

Sub-Total	996,268	0	2,528,309	0	3,524,577	-258,194		-124,731
Remainder	0	0	0	0	0	0	-258,194	0
Total Future	996,268	0	2,528,309	0	3,524,577	-258,194		-124,731

Life of summary is: 1.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 557

FIELD SUMMARY								PROBABLE
SHIP SHOAL BLOCK 058								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	479,250
FINAL								10.00%	457,223
REMARKS								15.00%	407,322
								20.00%	363,928
								25.00%	326,100

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	179	0	0	126	0	0	109.83	0.00	3.37
2013	0	1,270	0	1	893	0	0	109.83	0.00	3.37
2014	0	2,205	0	1	1,551	0	1	109.83	0.00	3.37
2015	1	8,190	0	4	5,761	0	2	109.83	0.00	3.37
2016	1	17,576	0	8	12,362	0	4	109.83	0.00	3.37
2017	1	1,394	0	1	981	0	0	109.83	0.00	3.37

Sub-Total		30,815	0	14	21,673	0	8	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		30,815	0	14	21,673	0	8	109.83	0.00	3.37

Cumulative		0	0	0
Ultimate		30,815	0	14

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	13,834	0	154	0	13,988	0	0	0	13,988
2013	98,090	0	1,091	0	99,181	0	0	0	99,181
2014	170,371	0	1,895	0	172,266	0	0	0	172,266
2015	632,705	0	7,036	0	639,741	0	0	0	639,741
2016	1,357,748	0	15,099	0	1,372,847	0	0	0	1,372,847
2017	107,717	0	1,198	0	108,915	0	0	0	108,915

Sub-Total	2,380,465	0	26,473	0	2,406,938	0	0	0	2,406,938
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,380,465	0	26,473	0	2,406,938	0	0	0	2,406,938

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	10	0	0	0	10	13,978	13,978	13,524
2013	68	0	0	0	68	99,113	113,091	89,080
2014	118	0	0	0	118	172,148	285,240	140,653
2015	434,144	0	0	0	434,144	205,597	490,837	152,523
2016	1,284,339	0	0	0	1,284,339	88,508	579,345	60,240
2017	107,024	0	0	0	107,024	1,891	581,236	1,202

Sub-Total	1,825,702	0	0	0	1,825,702	581,236		457,223
Remainder	0	0	0	0	0	0	581,236	0
Total Future	1,825,702	0	0	0	1,825,702	581,236		457,223

Life of summary is: 4.59 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 558

SHIP SHOAL BLOCK 058, LOUISIANA								GAS LEASE
MCMORAN - OPERATOR								PROVED
OCS 07746 #A-1 (9000’)								BEHIND PIPE
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL	1.00000000	0.72000000		0.72000000	109.83		3.37	8.00%	-144,632
FINAL	1.00000000	0.72000000		0.72000000	109.83		3.37	10.00%	-124,731
REMARKS	DEVELOPMENT COSTS IN 2012 ARE RECOMPLETION COSTS.							15.00%	-86,770
	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR AFTER END OF FIELD LIFE.							20.00%	-62,851
								25.00%	-50,065

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	10,889	0	544	7,840	0	309	109.83	0.00	3.37
2013	1	7,811	0	391	5,624	0	221	109.83	0.00	3.37
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		18,700	0	935	13,464	0	530	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		18,700	0	935	13,464	0	530	109.83	0.00	3.37

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 21.24%
Ultimate		18,700	0	935

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	861,089	0	1,040,884	0	1,901,973	0	0	0	1,901,973
2013	617,716	0	746,694	0	1,364,410	0	0	0	1,364,410
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0

Sub-Total	1,478,804	0	1,787,578	0	3,266,383	0	0	0	3,266,383
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,478,804	0	1,787,578	0	3,266,383	0	0	0	3,266,383

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	501,973	0	1,866,000	0	2,367,973	-466,000	-466,000	-499,620
2013	494,295	0	0	0	494,295	870,115	404,115	812,369
2014	0	0	0	0	0	0	404,115	0
2015	0	0	0	0	0	0	404,115	0
2016	0	0	662,309	0	662,309	-662,309	-258,194	-437,480

Sub-Total	996,268	0	2,528,309	0	3,524,577	-258,194		-124,731
Remainder	0	0	0	0	0	0	-258,194	0
Total Future	996,268	0	2,528,309	0	3,524,577	-258,194		-124,731

Life of evaluation is: 1.00 years.

Final production rate: 29.000 MMcf/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 559

SHIP SHOAL BLOCK 058, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 07746 #A-2 (9500’/9800’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED FUTURE NET INCOME - $ COMPOUNDED MONTHLY
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)
INITIAL	1.00000000	0.70333000		0.70333000	109.83		3.37	8.00%	-480,406
FINAL	1.00000000	0.70333000		0.70333000	109.83		3.37	10.00%	-334,671
REMARKS	ABANDONMENT COSTS ARE SHOWN AS DEVELOPMENT COSTS IN YEAR AFTER END OF FIELD LIFE.							15.00%	-25,901
								20.00%	216,276
								25.00%	405,129

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	13,638	0	6	9,592	0	3	109.83	0.00	3.37
2013	1	23,799	0	11	16,739	0	6	109.83	0.00	3.37
2014	1	20,046	0	9	14,099	0	5	109.83	0.00	3.37
2015	1	11,560	0	5	8,131	0	3	109.83	0.00	3.37
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		69,043	0	32	48,560	0	18	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		69,043	0	32	48,560	0	18	109.83	0.00	3.37

Cumulative		623,478	0	844		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 21.24%
Ultimate		692,521	0	876

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,053,509	0	11,716	0	1,065,225	0	0	0	1,065,225
2013	1,838,474	0	20,446	0	1,858,919	0	0	0	1,858,919
2014	1,548,545	0	17,221	0	1,565,766	0	0	0	1,565,766
2015	893,024	0	9,931	0	902,955	0	0	0	902,955
2016	0	0	0	0	0	0	0	0	0

Sub-Total	5,333,552	0	59,314	0	5,392,866	0	0	0	5,392,866
Remainder	0	0	0	0	0	0	0	0	0
Total Future	5,333,552	0	59,314	0	5,392,866	0	0	0	5,392,866

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted @ 10.00%
Year						Annual	Cumulative
2012	396,957	0	0	0	396,957	668,269	668,269	651,075
2013	1,028,331	0	0	0	1,028,331	830,589	1,498,857	760,384
2014	1,284,471	0	0	0	1,284,471	281,296	1,780,153	232,091
2015	852,726	0	0	0	852,726	50,230	1,830,383	38,195
2016	0	0	3,052,691	0	3,052,691	-3,052,691	-1,222,308	-2,016,417

Sub-Total	3,562,483	0	3,052,691	0	6,615,175	-1,222,308		-334,671
Remainder	0	0	0	0	0	0	-1,222,308	0
Total Future	3,562,483	0	3,052,691	0	6,615,175	-1,222,308		-334,671

Life of evaluation is: 3.17 years.

Final production rate: 600 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 560

SHIP SHOAL BLOCK 058, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 07746 #A-2 (9500’/9800’)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	1.00000000	0.70333000		0.70333000	109.83		3.37	8.00%	479,250
FINAL	1.00000000	0.70333000		0.70333000	109.83		3.37	10.00%	457,223
REMARKS	INCREMENTAL PROBABLE RESERVES.							15.00%	407,322
								20.00%	363,928
								25.00%	326,100

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	179	0	0	126	0	0	109.83	0.00	3.37
2013	0	1,270	0	1	893	0	0	109.83	0.00	3.37
2014	0	2,205	0	1	1,551	0	1	109.83	0.00	3.37
2015	1	8,190	0	4	5,761	0	2	109.83	0.00	3.37
2016	1	17,576	0	8	12,362	0	4	109.83	0.00	3.37
2017	1	1,394	0	1	981	0	0	109.83	0.00	3.37

Sub-Total		30,815	0	14	21,673	0	8	109.83	0.00	3.37
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		30,815	0	14	21,673	0	8	109.83	0.00	3.37

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 21.24%
Ultimate		30,815	0	14

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	13,834	0	154	0	13,988	0	0	0	13,988
2013	98,090	0	1,091	0	99,181	0	0	0	99,181
2014	170,371	0	1,895	0	172,266	0	0	0	172,266
2015	632,705	0	7,036	0	639,741	0	0	0	639,741
2016	1,357,748	0	15,099	0	1,372,847	0	0	0	1,372,847
2017	107,717	0	1,198	0	108,915	0	0	0	108,915

Sub-Total	2,380,465	0	26,473	0	2,406,938	0	0	0	2,406,938
Remainder	0	0	0	0	0	0	0	0	0
Total Future	2,380,465	0	26,473	0	2,406,938	0	0	0	2,406,938

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	10	0	0	0	10	13,978	13,978	13,524
2013	68	0	0	0	68	99,113	113,091	89,080
2014	118	0	0	0	118	172,148	285,240	140,653
2015	434,144	0	0	0	434,144	205,597	490,837	152,523
2016	1,284,339	0	0	0	1,284,339	88,508	579,345	60,240
2017	107,024	0	0	0	107,024	1,891	581,236	1,202

Sub-Total	1,825,702	0	0	0	1,825,702	581,236		457,223
Remainder	0	0	0	0	0	0	581,236	0
Total Future	1,825,702	0	0	0	1,825,702	581,236		457,223

Life of evaluation is: 4.59 years.

Final production rate: 600 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 561

FIELD SUMMARY
SHIP SHOAL BLOCK 069								TOTAL PROVED
								ALL CATEGORIES

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	51,522,812
FINAL								10.00%	48,634,627
REMARKS								15.00%	42,251,538
								20.00%	36,924,733
								25.00%	32,486,537

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	6	111,753	0	150	69,846	0	93	111.62	0.00	3.53
2013	6	158,721	0	273	99,201	0	170	111.62	0.00	3.53
2014	4	193,178	0	254	120,736	0	158	111.62	0.00	3.53
2015	4	212,959	0	240	133,100	0	150	111.62	0.00	3.53
2016	4	171,960	0	196	107,475	0	122	111.62	0.00	3.53
2017	4	243,339	0	291	152,087	0	181	111.62	0.00	3.53
2018	2	185,395	0	225	115,872	0	140	111.62	0.00	3.53
2019	2	93,174	0	114	58,234	0	71	111.62	0.00	3.53
2020	1	39,852	0	49	24,908	0	30	111.62	0.00	3.53
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,410,331	0	1,792	881,457	0	1,116	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,410,331	0	1,792	881,457	0	1,116	111.62	0.00	3.53

Cumulative		5,879,229	0	8,728
Ultimate		7,289,560	0	10,520

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	7,796,446	0	329,528	0	8,125,973	0	0	0	8,125,973
2013	11,073,186	0	599,609	0	11,672,795	0	0	0	11,672,795
2014	13,477,049	0	557,980	0	14,035,028	0	0	0	14,035,028
2015	14,857,100	0	527,945	0	15,385,045	0	0	0	15,385,045
2016	11,996,805	0	429,449	0	12,426,254	0	0	0	12,426,254
2017	16,976,522	0	639,492	0	17,616,015	0	0	0	17,616,015
2018	12,934,103	0	493,936	0	13,428,039	0	0	0	13,428,039
2019	6,500,267	0	249,986	0	6,750,253	0	0	0	6,750,253
2020	2,780,295	0	107,118	0	2,887,413	0	0	0	2,887,413
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	98,391,773	0	3,935,043	0	102,326,815	0	0	0	102,326,815
Remainder	0	0	0	0	0	0	0	0	0
Total Future	98,391,773	0	3,935,043	0	102,326,815	0	0	0	102,326,815

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	1,619,181	0	525,000	0	2,144,181	5,981,793	5,981,793	5,820,372
2013	3,260,698	0	0	0	3,260,698	8,412,097	14,393,889	7,679,642
2014	2,957,104	0	3,900,000	0	6,857,104	7,177,925	21,571,814	5,742,111
2015	2,936,549	0	337,500	0	3,274,049	12,110,996	33,682,810	8,911,400
2016	2,949,640	0	0	0	2,949,640	9,476,614	43,159,424	6,414,627
2017	2,847,964	0	150,000	0	2,997,964	14,618,051	57,777,475	8,909,237
2018	2,655,147	0	0	0	2,655,147	10,772,892	68,550,367	5,949,708
2019	2,520,326	0	0	0	2,520,326	4,229,927	72,780,294	2,127,976
2020	2,077,241	0	0	0	2,077,241	810,172	73,590,466	373,370
2021	0	0	8,343,750	0	8,343,750	-8,343,750	65,246,716	-3,293,816
2022	0	0	0	0	0	0	65,246,716	0

Sub-Total	23,823,849	0	13,256,250	0	37,080,099	65,246,716		48,634,627
Remainder	0	0	0	0	0	0	65,246,716	0
Total Future	23,823,849	0	13,256,250	0	37,080,099	65,246,716		48,634,627

Life of summary is: 9.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 562

FIELD SUMMARY
SHIP SHOAL BLOCK 069								PROVED
								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	2,087,926
FINAL								10.00%	2,082,087
REMARKS								15.00%	2,055,204
								20.00%	2,016,997
								25.00%	1,972,667

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	5	22,686	0	5	14,179	0	3	111.62	0.00	3.53
2013	4	32,371	0	8	20,232	0	5	111.62	0.00	3.53
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	0	0	0	0	0	0	0	0.00	0.00	0.00
2018	0	0	0	0	0	0	0	0.00	0.00	0.00
2019	0	0	0	0	0	0	0	0.00	0.00	0.00
2020	0	0	0	0	0	0	0	0.00	0.00	0.00
2021	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		55,057	0	13	34,411	0	8	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		55,057	0	13	34,411	0	8	111.62	0.00	3.53

Cumulative		5,770,609	0	8,681
Ultimate		5,825,666	0	8,695

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	1,582,669	0	11,931	0	1,594,600	0	0	0	1,594,600
2013	2,258,389	0	17,596	0	2,275,985	0	0	0	2,275,985
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0

Sub-Total	3,841,057	0	29,527	0	3,870,585	0	0	0	3,870,585
Remainder	0	0	0	0	0	0	0	0	0
Total Future	3,841,057	0	29,527	0	3,870,585	0	0	0	3,870,585

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	562,871	0	7,139	0	570,010	1,024,589	1,024,589	999,514
2013	972,972	0	0	0	972,972	1,303,013	2,327,602	1,187,087
2014	0	0	0	0	0	0	2,327,602	0
2015	0	0	0	0	0	0	2,327,602	0
2016	0	0	0	0	0	0	2,327,602	0
2017	0	0	0	0	0	0	2,327,602	0
2018	0	0	0	0	0	0	2,327,602	0
2019	0	0	0	0	0	0	2,327,602	0
2020	0	0	0	0	0	0	2,327,602	0
2021	0	0	264,751	0	264,751	-264,751	2,062,852	-104,514

Sub-Total	1,535,843	0	271,890	0	1,807,733	2,062,852		2,082,087
Remainder	0	0	0	0	0	0	2,062,852	0
Total Future	1,535,843	0	271,890	0	1,807,733	2,062,852		2,082,087

Life of summary is: 1.50 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 563

FIELD SUMMARY
SHIP SHOAL BLOCK 069								PROVED
								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense Interest	Oil/ Condensate	Plant Products	Gas	Oil/Cond ($/bbl)	Plt. Prod. ($/bbl)	Gas ($/Mcf)	FUTURE NET INCOME - $ COMPOUNDED MONTHLY
INITIAL								8.00%	49,434,886
FINAL								10.00%	46,552,540
REMARKS								15.00%	40,196,334
								20.00%	34,907,736
								25.00%	30,513,870

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	2	89,067	0	145	55,667	0	90	111.62	0.00	3.53
2013	2	126,350	0	265	78,969	0	165	111.62	0.00	3.53
2014	4	193,178	0	254	120,736	0	158	111.62	0.00	3.53
2015	4	212,959	0	240	133,100	0	150	111.62	0.00	3.53
2016	4	171,960	0	196	107,475	0	122	111.62	0.00	3.53
2017	4	243,339	0	291	152,087	0	181	111.62	0.00	3.53
2018	2	185,395	0	225	115,872	0	140	111.62	0.00	3.53
2019	2	93,174	0	114	58,234	0	71	111.62	0.00	3.53
2020	1	39,852	0	49	24,908	0	30	111.62	0.00	3.53
2021	0	0	0	0	0	0	0	0.00	0.00	0.00
2022	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		1,355,274	0	1,778	847,046	0	1,108	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		1,355,274	0	1,778	847,046	0	1,108	111.62	0.00	3.53

Cumulative		0	0	0
Ultimate		1,355,274	0	1,778

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	6,213,777	0	317,597	0	6,531,374	0	0	0	6,531,374
2013	8,814,797	0	582,013	0	9,396,810	0	0	0	9,396,810
2014	13,477,049	0	557,980	0	14,035,028	0	0	0	14,035,028
2015	14,857,100	0	527,945	0	15,385,045	0	0	0	15,385,045
2016	11,996,805	0	429,449	0	12,426,254	0	0	0	12,426,254
2017	16,976,522	0	639,492	0	17,616,015	0	0	0	17,616,015
2018	12,934,103	0	493,936	0	13,428,039	0	0	0	13,428,039
2019	6,500,267	0	249,986	0	6,750,253	0	0	0	6,750,253
2020	2,780,295	0	107,118	0	2,887,413	0	0	0	2,887,413
2021	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0

Sub-Total	94,550,715	0	3,905,515	0	98,456,231	0	0	0	98,456,231
Remainder	0	0	0	0	0	0	0	0	0
Total Future	94,550,715	0	3,905,515	0	98,456,231	0	0	0	98,456,231

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	1,056,310	0	517,861	0	1,574,170	4,957,203	4,957,203	4,820,858
2013	2,287,726	0	0	0	2,287,726	7,109,084	12,066,287	6,492,554
2014	2,957,104	0	3,900,000	0	6,857,104	7,177,925	19,244,212	5,742,111
2015	2,936,549	0	337,500	0	3,274,049	12,110,996	31,355,207	8,911,400
2016	2,949,640	0	0	0	2,949,640	9,476,614	40,831,822	6,414,627
2017	2,847,964	0	150,000	0	2,997,964	14,618,051	55,449,872	8,909,237
2018	2,655,147	0	0	0	2,655,147	10,772,892	66,222,765	5,949,708
2019	2,520,326	0	0	0	2,520,326	4,229,927	70,452,691	2,127,976
2020	2,077,241	0	0	0	2,077,241	810,172	71,262,863	373,370
2021	0	0	8,078,999	0	8,078,999	-8,078,999	63,183,864	-3,189,302
2022	0	0	0	0	0	0	63,183,864	0

Sub-Total	22,288,007	0	12,984,360	0	35,272,367	63,183,864		46,552,540
Remainder	0	0	0	0	0	0	63,183,864	0
Total Future	22,288,007	0	12,984,360	0	35,272,367	63,183,864		46,552,540

Life of summary is: 9.92 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 564

FIELD SUMMARY
SHIP SHOAL BLOCK 069								PROVED
								DEPLETED
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	0
FINAL								10.00%	0
REMARKS								15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		108,620	0	47
Ultimate		108,620	0	47

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of summary is: 0.00 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 565

FIELD SUMMARY
SHIP SHOAL BLOCK 069								PROBABLE
								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL								8.00%	530,165
FINAL								10.00%	492,220
REMARKS								15.00%	409,490
								20.00%	341,444
								25.00%	285,337

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	4,650	0	5	2,906	0	3	111.62	0.00	3.53
2016	0	3,041	0	3	1,901	0	2	111.62	0.00	3.53
2017	1	2,509	0	3	1,568	0	2	111.62	0.00	3.53

Sub-Total		10,200	0	10	6,375	0	7	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,200	0	10	6,375	0	7	111.62	0.00	3.53

Cumulative		0	0	0
Ultimate		10,200	0	10

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	324,414	0	10,457	0	334,871	0	0	0	334,871
2016	212,157	0	6,838	0	218,996	0	0	0	218,996
2017	175,032	0	5,642	0	180,673	0	0	0	180,673

Sub-Total	711,603	0	22,937	0	734,540	0	0	0	734,540
Remainder	0	0	0	0	0	0	0	0	0
Total Future	711,603	0	22,937	0	734,540	0	0	0	734,540

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	341	0	0	0	341	334,529	334,529	246,060
2016	223	0	0	0	223	218,772	553,301	147,905
2017	17,673	0	0	0	17,673	163,000	716,301	98,255

Sub-Total	18,238	0	0	0	18,238	716,301		492,220
Remainder	0	0	0	0	0	0	716,301	0
Total Future	18,238	0	0	0	18,238	716,301		492,220

Life of summary is: 5.36 years.

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 566

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 03577 #03 (11200’ UPR)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	1,226,140
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	1,210,398
REMARKS								15.00%	1,172,394
								20.00%	1,136,230
								25.00%	1,101,797

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	8,711	0	1	5,444	0	1	111.62	0.00	3.53
2013	1	12,967	0	2	8,104	0	1	111.62	0.00	3.53

Sub-Total		21,678	0	3	13,549	0	2	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		21,678	0	3	13,549	0	2	111.62	0.00	3.53

Cumulative		949,006	0	1,469		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		970,684	0	1,472

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER PRODUCTION TAXES - $
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas
2012	607,722	0	2,425	0	610,147	0	0	0	610,147
2013	904,620	0	3,609	0	908,229	0	0	0	908,229

Sub-Total	1,512,342	0	6,034	0	1,518,376	0	0	0	1,518,376
Remainder	0	0	0	0	0	0	0	0	0
Total Future	1,512,342	0	6,034	0	1,518,376	0	0	0	1,518,376

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
	Operating	Ad Valorem	Development			Undiscounted		Discounted
Year	Costs	Taxes	Costs	Other	Total	Annual	Cumulative	@ 10.00%
2012	75,342	0	0	0	75,342	534,805	534,805	522,038
2013	150,643	0	0	0	150,643	757,586	1,292,391	688,360

Sub-Total	225,985	0	0	0	225,985	1,292,391		1,210,398
Remainder	0	0	0	0	0	0	1,292,391	0
Total Future	225,985	0	0	0	225,985	1,292,391		1,210,398

Life of evaluation is: 1.50 years.

Final production rate: 885 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 567

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 03577 #04 (11850’)								PRODUCING
		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	501,406
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	494,781
REMARKS								15.00%	478,796
								20.00%	463,595
								25.00%	449,133

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	4,044	0	1	2,528	0	1	111.62	0.00	3.53
2013	1	6,678	0	2	4,174	0	1	111.62	0.00	3.53

Sub-Total		10,722	0	3	6,701	0	2	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		10,722	0	3	6,701	0	2	111.62	0.00	3.53

Cumulative		420,075	0	1,401		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		430,797	0	1,404

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	282,132	0	2,755	0	284,887	0	0	0	284,887
2013	465,897	0	4,549	0	470,446	0	0	0	470,446

Sub-Total	748,030	0	7,303	0	755,333	0	0	0	755,333
Remainder	0	0	0	0	0	0	0	0	0
Total Future	748,030	0	7,303	0	755,333	0	0	0	755,333

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	75,352	0	0	0	75,352	209,535	209,535	204,489
2013	150,674	0	0	0	150,674	319,772	529,307	290,292

Sub-Total	226,026	0	0	0	226,026	529,307		494,781
Remainder	0	0	0	0	0	0	529,307	0
Total Future	226,026	0	0	0	226,026	529,307		494,781

Life of evaluation is: 1.50 years.

Final production rate: 491 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 568

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 03577 #04 (11200’ LWR)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	4,625,355
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	4,373,519
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	3,805,675
								20.00%	3,315,594
								25.00%	2,891,954

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	1	62,479	0	77	39,050	0	48	111.62	0.00	3.53
2015	1	33,174	0	41	20,734	0	25	111.62	0.00	3.53
2016	1	16,547	0	20	10,342	0	13	111.62	0.00	3.53

Sub-Total		112,200	0	138	70,125	0	86	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		112,200	0	138	70,125	0	86	111.62	0.00	3.53

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		112,200	0	138

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	4,358,879	0	168,760	0	4,527,639	0	0	0	4,527,639
2015	2,314,385	0	89,605	0	2,403,990	0	0	0	2,403,990
2016	1,154,369	0	44,693	0	1,199,062	0	0	0	1,199,062

Sub-Total	7,827,633	0	303,058	0	8,130,691	0	0	0	8,130,691
Remainder	0	0	0	0	0	0	0	0	0
Total Future	7,827,633	0	303,058	0	8,130,691	0	0	0	8,130,691

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	156,036	0	1,875,000	0	2,031,036	2,496,602	2,496,602	1,982,883
2015	153,451	0	0	0	153,451	2,250,539	4,747,141	1,679,366
2016	147,534	0	0	0	147,534	1,051,528	5,798,669	711,270

Sub-Total	457,021	0	1,875,000	0	2,332,021	5,798,669		4,373,519
Remainder	0	0	0	0	0	0	5,798,669	0
Total Future	457,021	0	1,875,000	0	2,332,021	5,798,669		4,373,519

Life of evaluation is: 4.47 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 569

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROBABLE
OCS 03577 #04 (11200’ LWR)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	0
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	0
REMARKS	INCREMENTAL PROBABLE RESERVES DROPPED DUE TO ADDITIONAL DEVELOPMENT OF RESERVOIR BY #6ST.							15.00%	0
								20.00%	0
								25.00%	0

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00

Sub-Total		0	0	0	0	0	0	0.00	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		0	0	0	0	0	0	0.00	0.00	0.00

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		0	0	0

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0	0	0	0
Remainder	0	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0	0	0	0

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0

Sub-Total	0	0	0	0	0	0		0
Remainder	0	0	0	0	0	0	0	0
Total Future	0	0	0	0	0	0		0

Life of evaluation is: 4.47 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 570

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 03577 #04 (11200’ UPR)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	21,074,920
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	18,755,733
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	14,046,053
								20.00%	10,552,858
								25.00%	7,953,175

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products) (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	0	0	0	0	0	0	0	0.00	0.00	0.00
2013	0	0	0	0	0	0	0	0.00	0.00	0.00
2014	0	0	0	0	0	0	0	0.00	0.00	0.00
2015	0	0	0	0	0	0	0	0.00	0.00	0.00
2016	0	0	0	0	0	0	0	0.00	0.00	0.00
2017	1	180,000	0	220	112,500	0	137	111.62	0.00	3.53
2018	1	165,829	0	203	103,643	0	126	111.62	0.00	3.53
2019	1	91,150	0	112	56,969	0	69	111.62	0.00	3.53
2020	1	39,852	0	49	24,908	0	30	111.62	0.00	3.53

Sub-Total		476,831	0	584	298,019	0	364	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		476,831	0	584	298,019	0	364	111.62	0.00	3.53

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		476,831	0	584

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0
2017	12,557,700	0	483,817	0	13,041,517	0	0	0	13,041,517
2018	11,569,034	0	445,726	0	12,014,760	0	0	0	12,014,760
2019	6,359,052	0	244,998	0	6,604,050	0	0	0	6,604,050
2020	2,780,295	0	107,118	0	2,887,413	0	0	0	2,887,413

Sub-Total	33,266,081	0	1,281,659	0	34,547,740	0	0	0	34,547,740
Remainder	0	0	0	0	0	0	0	0	0
Total Future	33,266,081	0	1,281,659	0	34,547,740	0	0	0	34,547,740

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES -$
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0
2017	166,326	0	150,000	0	316,326	12,725,191	12,725,191	7,729,493
2018	165,082	0	0	0	165,082	11,849,678	24,574,870	6,537,952
2019	158,526	0	0	0	158,526	6,445,524	31,020,394	3,229,213
2020	128,936	0	0	0	128,936	2,758,477	33,778,871	1,259,076

Sub-Total	618,869	0	150,000	0	768,869	33,778,871		18,755,733
Remainder	0	0	0	0	0	0	33,778,871	0
Total Future	618,869	0	150,000	0	768,869	33,778,871		18,755,733
Life of evaluation is: 8.34 years.

Final production rate: 1,000 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 571

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 03577 #06ST (11500’)								PRODUCING

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	22,634
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	22,624
REMARKS								15.00%	22,599
								20.00%	22,575
								25.00%	22,551

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	412	0	0	257	0	0	111.62	0.00	3.53

Sub-Total		412	0	0	257	0	0	111.62	0.00	0.00
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		412	0	0	257	0	0	111.62	0.00	0.00

Cumulative		174,113	0	105		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		174,525	0	105

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	28,742	0	1	0	28,743	0	0	0	28,743

Sub-Total	28,742	0	1	0	28,743	0	0	0	28,743
Remainder	0	0	0	0	0	0	0	0	0
Total Future	28,742	0	1	0	28,743	0	0	0	28,743

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	6,070	0	0	0	6,070	22,673	22,673	22,624

Sub-Total	6,070	0	0	0	6,070	22,673		22,624
Remainder	0	0	0	0	0	0	22,673	0
Total Future	6,070	0	0	0	6,070	22,673		22,624

Life of evaluation is: 0.04 years.

Final production rate: 845 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

[RYDER SCOTT LOGO]	MCMORAN OIL & GAS LLC ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS BEGINNING JULY 1, 2012 SEC PARAMETERS	TABLE 572

SHIP SHOAL BLOCK 069, LOUISIANA								OIL LEASE
MCMORAN - OPERATOR								PROVED
OCS 03577 #06ST (11400’)								BEHIND PIPE

		REVENUE INTEREST			PRODUCT PRICES			DISCOUNTED
	Expense	Oil/	Plant		Oil/Cond	Plt. Prod.	Gas	FUTURE NET INCOME - $
	Interest	Condensate	Products	Gas	($/bbl)	($/bbl)	($/Mcf)	COMPOUNDED MONTHLY
INITIAL	0.75000000	0.62500000		0.62500000	111.62		3.53	8.00%	12,465,393
FINAL	0.75000000	0.62500000		0.62500000	111.62		3.53	10.00%	12,202,469
REMARKS	RECOMPLETION COSTS ARE SHOWN AS DEVELOPMENT COSTS.							15.00%	11,581,729
								20.00%	11,009,108
								25.00%	10,479,946

		ESTIMATED 8/8THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES
Year	Number of Wells	Oil/Cond. (Barrels)	Plant Products (Barrels)	Gas (MMcf)	Oil/Cond. (Barrels)	Plant Products (Barrels)	Sales Gas (A) (MMcf)	Oil/Cond. ($/bbl)	Plt Prod. ($/bbl)	Gas ($/Mcf)
2012	1	50,301	0	60	31,438	0	38	111.62	0.00	3.53
2013	1	89,413	0	107	55,883	0	67	111.62	0.00	3.53
2014	1	42,567	0	51	26,605	0	32	111.62	0.00	3.53
2015	1	14,315	0	17	8,947	0	11	111.62	0.00	3.53

Sub-Total		196,596	0	236	122,872	0	147	111.62	0.00	3.53
Remainder		0	0	0	0	0	0	0.00	0.00	0.00
Total Future		196,596	0	236	122,872	0	147	111.62	0.00	3.53

Cumulative		0	0	0		(A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 0.34%
Ultimate		196,596	0	236

	COMPANY FUTURE GROSS REVENUE (FGR) - $					PRODUCTION TAXES - $			FGR AFTER
Year	From Oil/Condensate	From Plant Products	From Gas	Other	Total	Oil/ Condensate	Plant Prod./ Other	Gas	PRODUCTION TAXES - $
2012	3,509,275	0	132,553	0	3,641,828	0	0	0	3,641,828
2013	6,237,883	0	235,618	0	6,473,501	0	0	0	6,473,501
2014	2,969,702	0	112,172	0	3,081,874	0	0	0	3,081,874
2015	998,659	0	37,721	0	1,036,380	0	0	0	1,036,380

Sub-Total	13,715,520	0	518,064	0	14,233,583	0	0	0	14,233,583
Remainder	0	0	0	0	0	0	0	0	0
Total Future	13,715,520	0	518,064	0	14,233,583	0	0	0	14,233,583

	DEDUCTIONS - $					FUTURE NET INCOME BEFORE TAXES - $
Year	Operating Costs	Ad Valorem Taxes	Development Costs	Other	Total	Undiscounted		Discounted
						Annual	Cumulative	@ 10.00%
2012	67,048	0	150,000	0	217,048	3,424,780	3,424,780	3,322,740
2013	158,220	0	0	0	158,220	6,315,281	9,740,061	5,751,468
2014	154,188	0	0	0	154,188	2,927,686	12,667,747	2,414,438
2015	94,147	0	0	0	94,147	942,233	13,609,980	713,822

Sub-Total	473,603	0	150,000	0	623,603	13,609,980		12,202,469
Remainder	0	0	0	0	0	0	13,609,980	0
Total Future	473,603	0	150,000	0	623,603	13,609,980		12,202,469

Life of evaluation is: 3.13 years.

Final production rate: 1,500 bbl/month

These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.